UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

BlackRock Advantage Emerging Markets Fund

BlackRock Global Long/Short Equity Fund

iShares Edge MSCI Min Vol EAFE Index Fund

iShares Edge MSCI Min Vol USA Index Fund

iShares Edge MSCI Multifactor Intl Index Fund

iShares Edge MSCI Multifactor USA Index Fund

iShares MSCI Developed World Index Fund

iShares Russell Mid-Cap Index Fund

iShares Russell Small/Mid-Cap Index Fund

iShares Total U.S. Stock Market Index Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

            Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	BlackRock Advantage Emerging Markets Fund
➢	BlackRock Global Long/Short Equity Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	BlackRock Advantage Emerging Markets Fund

Investment Objective

BlackRock Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ending January 31, 2019, the Fund outperformed its benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

As part of its investment strategy, the Fund uses derivatives, including total return swaps, to achieve exposures. Through its use of total return swaps, the Fund’s performance is attributable to bottom-up security selection and top-down country and industry positioning.

Broadly, emerging markets struggled as a combination of geopolitical and idiosyncratic risks weighed heavily on the asset class. The Fund was able to deliver positive relative performance for the period driven by both sentiment and fundamental stock selection insights. In a challenging environment, the ability to capture sentiment and trends across market participants through differentiated insights added to performance. Among contributors was a machine-learned insight that captures sentiment from key corporate events, such as earnings and guidance changes. Additionally, text-based analyses of company executive conference calls that identify trends across long-term fundamentals performed well across Brazilian financials and Chinese communications services stocks. The focus on fundamentals evolved alongside rising volatility as investor preference shifted toward defensive characteristics while emerging markets came under pressure. This broadly benefited both fundamental quality and valuation-based insights. Traditional quality measures, such as balance sheet strength and cash flow generation, were rewarded in India and Taiwan, as was an insight that prefers lower risk securities more broadly. Toward period end, as the selloff expanded to developed markets, emerging market performance benefited as investors sought pockets of value. This corresponded with outperformance by valuation measures, such as comparing stocks across top line sales and earnings, with particular strength across Asian markets. Elsewhere, an industry timing macro model correctly positioned the portfolio for the evolving slowing growth narrative that played out globally. Specifically, the insight motivated underweight positions across technology companies in Taiwan and South Korea alongside an overweight to energy stocks in Russia.

The macro thematic country-timing model detracted from performance as idiosyncratic risks impacted emerging markets during the period. Notably, country insights motivated an overweight to stocks in Turkey, which was primarily realized across financial companies. This positioning ran against market dynamics as the Turkish lira sold off sharply during the period, with particular weakness in August. Given their sensitivity to the country’s currency, the Fund’s holdings of bank stocks within Turkey felt most of the impact. Turkey’s central bank eventually stepped in to support the lira by raising rates in September, which enabled the market to stabilize. Given currency volatility, an insight that looks across exchange rates to gauge export strength struggled. Finally, a regional model that evaluates locally domiciled China securities detracted as trade concerns weighed on that market. The negative sentiment toward China was not isolated to the local A share market, as stocks listed in Hong Kong equally came under pressure. As such, overweight positions in e-commerce company Alibaba and social networking company Sina Corp. detracted from performance as investors looked to reduce China exposure. This dynamic eased late in the period as the United States and China appeared more willing to settle their trade dispute.

The Fund was fully invested throughout the period. The investment adviser targets roughly 5% cash, which is hedged by MSCI Emerging Markets Index futures to manage client flows. The Fund’s cash exposure had no material impact on Fund performance

Describe recent portfolio activity.

Over the course of the period, the Fund maintained a balanced allocation of risk across all major return drivers. At a more granular level, a number of new signals were added within our stock selection model. Notably, given the inclusion of China A share securities in the broader MSCI Emerging Market Index, the Fund incorporated a new regional stock selection model that specifically evaluates locally domiciled Chinese stocks.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with overweight positions in Poland and Hungary with a focus on financials in both countries. This positioning was motivated by a combination of attractive fundamentals and increased export competitiveness. Additionally, the Fund retained a preference for Russia, predominantly energy and communications stocks, driven by attractive relative valuations. These positions were funded through underweights to China and South Korea, most notably across financial and health care stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Advantage Emerging Markets Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(1.98)%	(13.86)%	N/A	0.39%	N/A	0.82%	N/A
Investor A	(2.11)	(14.13)	(18.64)%	0.14	(0.94)%	0.57	(0.17)%
Investor C	(2.51)	(14.69)	(15.54)	(0.61)	(0.61)	(0.19)	(0.19)
Class K	(1.98)	(13.86)	N/A	0.39	N/A	0.82	N/A
MSCI Emerging Markets Index	(2.60)	(14.24)	N/A	4.77	N/A	5.17	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017 are the returns of the Fund when it followed different investment strategies under the name BlackRock Emerging Markets Long/Short Equity Fund.

(c)	The Fund commenced operations on October 6, 2011.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (d)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (d)	Annualized Expense Ratio
Institutional	$1,000.00	$980.20	$4.69	$1,000.00	$1,020.47	$4.79	0.94%
Investor A	1,000.00	978.90	5.99	1,000.00	1,019.16	6.11	1.19
Investor C	1,000.00	974.90	9.66	1,000.00	1,015.43	9.86	1.94
Class K	1,000.00	980.20	4.44	1,000.00	1,020.72	4.53	0.89

(d)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(e)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2019	BlackRock Global Long/Short Equity Fund

Investment Objective

BlackRock Global Long/Short Equity Fund’s (the “Fund”) investment objective is to seek total return over the long term.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund outperformed its benchmark, the ICE BofAML 3-Month U.S. Treasury Bill Index.

What factors influenced performance?

As part of its investment strategy, the Fund uses derivatives, including total return swaps and futures, to achieve exposure to a market or to manage market and/or equity risks. Through its use of derivatives, the Fund’s performance is attributable to stock selection and beta timing based on security analysis coupled with a long-short approach to controlling the Fund’s exposure to trends in global equity markets.

The Fund’s outperformance was driven by strong returns across the stock selection model with both sentiment and fundamental insights performing well. Sentiment measures focused on management delivered strong gains that were only partially offset by weaker results from insights that capture sentiment across the informed investor community. Specifically, text analyses of company executive conference calls were a strong source of return, with signals able to both capture short-term sentiment and provide a lens into longer-term trends in company fundamentals. An insight that measures employee sentiment and views on management was also a leading contributor. Quality measures focused on sustainability provided a strong ballast to performance as traditional quality insights, such as dividend growth policy, struggled during the fourth quarter amid concerns around future earnings.

Elsewhere within fundamental stock selection, contrarian insights delivered positive performance overall. However, this was realized mostly in January as a sharp reversal in markets had investors seeking pockets of value. Finally, a market timing model delivered strong returns in the fourth quarter of 2018 as it drove a net short position amid the sharp sell-off in global equities. The net short position was motivated by a combination of higher bond yields and equities touching all-time highs, which started to weigh on the relative attractiveness of equities versus other risk assets. This initially presented a headwind to performance but provided strong gains in December amid the market retreat. A slowdown of economic momentum continues to support the net short going forward.

Macro thematic insights were the principal detractors from performance during the period, primarily due to the resulting country positioning. Specifically, country timing models maintained a preference for European equities over their U.S. counterparts. This was driven by more accommodative European Union policies combined with a currency tailwind for the region’s export economy. However, U.S. equities strongly outperformed European stocks over the period as strong economic data was reflected in investor preference for the region. This positioning recovered some of its losses in December as European markets outperformed during the broader decline in risk assets. Additionally, the fourth quarter of 2018 saw significant de-risking by the active management community, which appeared to be driven by a shift in focus from current earnings toward forward guidance on the view that earnings had peaked. The result was a retreat in risk assets as there appeared to be more alignment between earnings momentum and broad market sentiment. Unsurprisingly, during this period sentiment insights, specifically those that look to capture trends across the sell-side analyst community, detracted as the stocks selected were poorly positioned for the market rotation. Encouragingly, the Fund’s sensitivity to this exposure was minimized as a recently added style timing model reduced exposure to these signals, allowing the Fund to miss the majority of the drawdown. Notably, these insights recovered in January amid the market rebound.

The Fund was fully invested throughout the period. The Fund’s cash exposure had no material impact on performance, as cash was principally held in conjunction with the Fund taking long and short positions via the use of derivatives.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. At a more granular level a number of new signals were added within the stock selection group of insights. This included a new insight which expands upon earlier research for machine learned signal combination. The new signal uses the full library of the investment advisor’s researched insights and through machine learning, creates bespoke portfolios of those insights at a security level for stock selection. Elsewhere, there was inclusion of fundamental stock selection insights that seek to identify sustainability measures across companies. These included capturing green-house gas emissions as a business cost and an insight that identifies diversity in corporate management.

Describe portfolio positioning at period end.

Market timing models reflected a negative stance toward equity markets through a net short exposure at period end, suggesting that many of the macro headwinds from 2018 remain intact. This defensive posture was also supported by a similar tone across style timing and industry selection models. Both continued to point toward a need to position for late cycle dynamics and underpin long positions in dividend yield, consumer staples and communications compared to short positions in volatility, leverage and consumer discretionary. Elsewhere, exposures to risky price momentum and short interest factors remained tightly controlled following recent increased volatility along those characteristics. Importantly, industry positioning remained a relatively small contributor to overall portfolio risk despite reflecting a defensive stance. At the country level, the Fund retained a contrarian net long position in Europe with a focus on exporting companies with exposure to the outperforming U.S. economy, funded by short exposure to the United States and Canada.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Global Long/Short Equity Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		Since Inception (c)
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	3.68%	4.11%	N/A	1.56%	N/A	4.42%	N/A
Investor A	3.54	3.88	(1.57)%	1.29	0.20%	4.14	3.23%
Investor C	3.15	3.06	2.06	0.54	0.54	3.38	3.38
Class K	3.70	4.21	N/A	1.59	N/A	4.45	N/A
ICE BofAML 3-Month U.S. Treasury Bill Index	1.10	1.95	N/A	0.67	N/A	0.56	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)

Under normal conditions, the Fund invests at least 80% of its total assets in equity instruments and related derivative instruments issued by, or tied economically to, companies located in developed markets.

(c)	The Fund commenced operations on December 20, 2012.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (d)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (d)	Annualized Expense Ratio
Institutional	$1,000.00	$1,036.80	$8.42	$1,000.00	$1,016.94	$8.34	1.64%
Investor A	1,000.00	1,035.40	9.70	1,000.00	1,015.68	9.60	1.89
Investor C	1,000.00	1,031.50	13.52	1,000.00	1,011.90	13.39	2.64
Class K	1,000.00	1,037.00	8.16	1,000.00	1,017.19	8.08	1.59

(d)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(e)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Share performance of BlackRock Global Long/Short Equity Fund shown prior to the Class K Shares March 28, 2016 inception date is that of Institutional Shares. Class K Share performance of BlackRock Advantage Emerging Markets Fund shown prior to the Class K Shares January 25, 2018 inception date is that of Institutional Shares. The performance of each Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Portfolio Information  as of January 31, 2019

BlackRock Advantage Emerging Markets Fund

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
China	26%
South Korea	11
Taiwan	11
India	9
Brazil	8
South Africa	5
Russia	4
Mexico	4
Poland	3
Hong Kong	2
Thailand	2
United Kingdom	2
Indonesia	1
Hungary	1
Turkey	1
Malaysia	1
Philippines	1
Czech Republic	1
Other(a)	1
Liabilities in Excess of Other Assets	—
Short-Term Securities	6

(a)	Other includes a 1% or less investment in each of the following countries: Chile, Greece, Netherlands, Peru, Switzerland, United Arab Emirates and United States.

BlackRock Global Long/Short Equity Fund

GEOGRAPHIC ALLOCATION

	Percent of Total Investments (b)
Country	Long	Short	Total
United States	30%	26%	56%
Japan	5	5	10
United Kingdom	4	4	8
France	2	2	4
Canada	1	2	3
Switzerland	1	2	3
Australia	2	1	3
Germany	1	1	2
Denmark	1	1	2
Italy	1	—	1
Netherlands	1	—	1
Sweden	—	1	1
Belgium	1	—	1
Spain	1	—	1
Norway	1	—	1
Singapore	—	1	1
Luxembourg	—	1	1
Other(c)	1	—	1
	53%	47%	100%

(b)	Total investments include the gross notional values of long and short equity securities of the underlying derivative contracts utilized by the Fund and exclude short-term securities.
(c)	Includes holdings within countries representing 1% or less of long-term investments. Please refer to the Schedules of Investments for such countries.

DERIVATIVE FINANCIAL INSTRUMENTS / PORTFOLIO INFORMATION	9

Schedule of Investments (unaudited) January 31, 2019	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 94.5%

Brazil — 7.6%
AMBEV SA	205,300	$985,634
AMBEV SA, ADR	81,119	390,182
Banco Bradesco SA — ADR	21,900	271,998
Banco Bradesco SA, Preference Shares	81,000	1,005,171
Banco Santander Brasil SA	8,900	117,302
Braskem SA, Preference A Shares	7,350	105,317
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	11,625	310,068
Estacio Participacoes SA	18,300	156,046
Gerdau SA, Preference Shares	26,200	112,423
Hypera SA	68,420	597,493
Iochpe-Maxion SA	38,998	238,979
Itau Unibanco Holding SA, Preference Shares	179,750	1,911,248
JBS SA	27,335	113,096
Lojas Renner SA	9,284	115,821
Oi SA(a)	79,300	28,266
Randon Participacoes SA	50,813	139,321
Sul America SA	10,800	95,054
Tim Participacoes SA	22,080	75,069
Tim Participacoes SA, — ADR	11,381	192,794
Vale SA	11,350	141,595
WEG SA	56,200	290,307

		7,393,184

Chile — 0.1%
Banco de Chile	523,389	83,033

China — 26.3%
Agricultural Bank of China Ltd., Class A	87	48
Alibaba Group Holding Ltd. — ADR(a)(b)	20,923	3,525,316
Anhui Conch Cement Co. Ltd., Class A	18,200	88,620
Anhui Conch Cement Co. Ltd., Class H	58,000	316,293
BAIC Motor Corp. Ltd., Class H(c)	154,000	100,496
Baidu, Inc. — ADR(a)	2,908	502,008
Bank of China Ltd., Class H	1,325,000	616,048
Bank of Communications Co. Ltd., Class A	193,691	181,239
Bank of Shanghai Co. Ltd., Class A	38,853	66,950
China Communications Construction Co. Ltd., Class H	190,000	190,652
China Communications Services Corp. Ltd., Class H	296,000	277,890
China Construction Bank Corp., Class H	1,616,000	1,455,695
China Everbright Bank Co. Ltd., Class A	454,300	278,116
China Life Insurance Co. Ltd., Class H	148,000	367,516
China Mengniu Dairy Co. Ltd.(a)	72,000	223,010
China Merchants Bank Co. Ltd., Class H	38,000	167,533
China Mobile Ltd.	189,500	1,993,035
China Pacific Insurance Group Co. Ltd., Class H	118,200	416,232
China Petroleum & Chemical Corp., Class A	125,100	107,165
China Petroleum & Chemical Corp. — ADR	2,354	196,441
China Petroleum & Chemical Corp., Class H	1,772,000	1,481,736
China Railway Group Ltd., Class H	653,000	611,531
China Vanke Co. Ltd., Class H	117,500	476,473
CNOOC Ltd.	213,000	356,012
Ctrip.com International Ltd. — ADR(a)	1,720	57,276
Daqin Railway Co. Ltd., Class A	46,400	59,296
Gree Electric Appliances, Inc. of Zhuhai, Class A(a)	10,200	63,727
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H	10,000	38,676
Industrial & Commercial Bank of China Ltd., Class H	463,000	359,688
Industrial Bank Co. Ltd., Class A	68,591	168,593
JD.com, Inc. — ADR(a)(b)	10,648	264,603
Jiangxi Copper Co. Ltd., Class H	156,000	198,328
Lenovo Group Ltd.	782,000	570,900
Lonking Holdings Ltd.	610,000	206,156

Security	Shares	Value

China (continued)
Metallurgical Corp. of China Ltd., Class H	524,000	$143,706
New Oriental Education & Technology Group, Inc. — ADR(a)	2,052	158,086
PetroChina Co. Ltd., ADR	5,244	337,032
PetroChina Co. Ltd., Class H	714,000	460,826
Ping An Insurance Group Co. of China Ltd., Class H	125,000	1,216,945
RiseSun Real Estate Development Co. Ltd., Class A	62,409	85,953
Sany Heavy Industry Co. Ltd., Class A	25,396	34,727
Shanghai Pharmaceuticals Holding Co. Ltd., Class A	34,099	82,099
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	23,700	50,574
SINA Corp.(a)	5,405	331,975
Sinopec Engineering Group Co. Ltd., Class H	65,000	63,893
Sinopec Shanghai Petrochemical Co. Ltd., Class A	204,445	157,571
Sinopec Shanghai Petrochemical Co. Ltd., Class H	544,000	258,476
Sinopharm Group Co. Ltd., Class H	50,000	223,454
Sinotrans Ltd., Class H	240,000	110,496
Sohu.com Ltd., ADR(a)(b)	4,854	100,478
Tencent Holdings Ltd.	99,600	4,433,652
Tianneng Power International Ltd.	194,000	181,077
Tingyi Cayman Islands Holding Corp.	116,000	161,547
Uni-President China Holdings Ltd.	80,000	71,226
Vipshop Holdings Ltd. — ADR(a)	3,716	28,576
Weichai Power Co. Ltd., Class H	504,000	680,217
Yonyou Network Technology Co. Ltd., Class A	92	333
YY, Inc. — ADR(a)	932	64,709
Zijin Mining Group Co. Ltd., Class H	528,000	198,154

		25,619,080

Czech Republic — 0.5%
CEZ AS	19,959	503,833

Greece — 0.1%
Hellenic Telecommunications Organization SA	4,341	54,366

Hong Kong — 2.4%
Beijing Enterprises Holdings Ltd.	13,000	73,901
China Everbright Ltd.	88,000	166,063
China Overseas Land & Investment Ltd.	32,000	120,708
China Resources Land Ltd.	108,000	421,391
China Taiping Insurance Holdings Co. Ltd.	111,800	308,627
CSPC Pharmaceutical Group Ltd.	92,000	158,718
Geely Automobile Holdings Ltd.	19,000	32,327
Haier Electronics Group Co. Ltd.(a)(b)	124,000	356,230
Kingboard Laminates Holdings Ltd.	44,000	45,540
KWG Property Holding Ltd.(a)	96,500	95,530
Nine Dragons Paper Holdings Ltd.	104,000	106,286
Shimao Property Holdings Ltd.	113,000	321,785
Sino Biopharmaceutical Ltd.	91,000	76,980

		2,284,086

Hungary — 1.5%
MOL Hungarian Oil & Gas PLC	16,260	195,083
OTP Bank PLC	24,431	1,007,866
Richter Gedeon Nyrt	13,295	283,930

		1,486,879

India — 8.7%
Arvind Ltd.	40,330	49,965
Bharat Forge Ltd.	33,145	230,648
Biocon Ltd.	44,806	409,888
CG Power and Industrial Solutions Ltd.(a)	129,870	68,896
Dr. Reddy’s Laboratories Ltd.	2,015	77,136
Dr. Reddy’s Laboratories Ltd. — ADR	3,509	134,009
GAIL India Ltd.	58,263	272,710
Glenmark Pharmaceuticals Ltd.	6,424	58,997
HCL Technologies Ltd.	9,563	135,454
Hindalco Industries Ltd.	235,842	694,841
Hindustan Unilever Ltd.	25,605	634,754

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

India (continued)
Housing Development Finance Corp. Ltd.	37,418	$1,013,979
Indian Oil Corp. Ltd.	38,028	73,404
Info Edge India Ltd.	3,736	92,031
Infosys Ltd.	77,229	813,844
Infosys Ltd. — ADR	14,240	153,792
ITC Ltd.	23,166	90,878
Jubilant Life Sciences Ltd.	5,892	58,463
KEC International Ltd.	40,415	139,424
Larsen & Toubro Ltd.	14,264	263,962
Larsen & Toubro Ltd. — GDR	3,498	64,434
Mphasis Ltd.	21,015	296,772
Nestle India Ltd.	2,036	329,660
NIIT Technologies Ltd.	3,226	59,640
Oracle Financial Services Software Ltd.	1,294	69,261
Petronet LNG Ltd.	165,642	531,378
Reliance Industries Ltd.	10,007	173,343
Tata Consultancy Services Ltd.	31,899	904,851
Tata Global Beverages Ltd.	19,573	56,210
United Breweries Ltd.	20,278	408,184
Wipro Ltd.	10,069	52,381

		8,413,189

Indonesia — 1.5%
Astra International Tbk PT	708,100	429,570
Bank Central Asia Tbk PT	16,500	33,378
Bank Mandiri Persero Tbk PT	340,800	182,643
Bank Rakyat Indonesia Persero Tbk PT	1,100,400	305,020
Charoen Pokphand Indonesia Tbk PT	171,800	91,064
Matahari Department Store Tbk PT	102,100	51,325
PT Perusahaan Gas Negara Persero Tbk	415,400	76,732
PT United Tractors Tbk	64,915	119,723
Tambang Batubara Bukit Asam Persero Tbk PT	676,500	209,305

		1,498,760

Malaysia — 1.4%
Axiata Group Bhd	48,100	47,324
CIMB Group Holdings Bhd	64,100	88,238
Genting Bhd	412,400	700,159
Genting Malaysia Bhd	101,500	81,792
Malayan Banking Bhd	41,600	97,050
Maxis Bhd	154,900	217,887
Petronas Gas Bhd	19,100	84,427
Telekom Malaysia Bhd	90,200	64,225

		1,381,102

Mexico — 3.7%
America Movil SAB de CV, Series L	1,510,859	1,209,651
America Movil SAB de CV, Series L — ADR	6,391	102,576
Cemex SAB de CV(a)	277,600	149,962
Cemex SAB de CV — ADR(a)	12,118	65,922
Grupo Aeroportuario del Centro Norte SAB de CV	79,898	444,568
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	2,878	128,992
Grupo Financiero Banorte SAB de CV, Series O	20,500	113,809
Grupo Televisa SAB CPO	31,530	78,832
Kimberly-Clark de Mexico SAB de CV, Series A(a)	3	5
Wal-Mart de Mexico SAB de CV	481,050	1,262,859

		3,557,176

Netherlands — 0.4%
Yandex NV, Class A(a)	12,539	421,060

Peru — 0.3%
Hochschild Mining PLC	108,216	268,476

Philippines — 1.0%
Ayala Corp.	28,165	502,317
Ayala Land, Inc.	593,700	507,262

		1,009,579

Security	Shares	Value

Poland — 2.5%
Bank Pekao SA	11,706	$348,386
Cyfrowy Polsat SA(a)	7,726	49,225
Grupa Lotos SA	951	23,777
LPP SA	28	62,923
Polski Koncern Naftowy Orlen SA	26,994	760,577
Polskie Gornictwo Naftowe i Gazownictwo SA	26,711	54,831
Powszechna Kasa Oszczednosci Bank Polski SA	46,857	498,094
Powszechny Zaklad Ubezpieczen SA	54,950	660,287

		2,458,100

Russia — 4.3%
Aeroflot — Russian Airlines OJSC	34,430	56,825
Gazprom PJSC — ADR	27,845	136,140
Inter Rao UES PJSC	5,342,982	312,877
Lukoil OAO	609	49,092
Lukoil PJSC — ADR	25,282	2,030,080
Magnitogorsk Iron & Steel Works OJSC	470,668	311,992
Mobile Telesystems OJSC — ADR	9,340	80,324
Novatek PJSC — GDR	4,300	789,475
Severstal OAO	17,337	265,239
Severstal PAO — GDR	1,438	21,944
Tatneft OAO	11,070	136,444

		4,190,432

South Africa — 4.7%
Anglo American Platinum Ltd.	10,747	518,756
Barloworld Ltd.	49,329	452,108
FirstRand Ltd.	10,509	55,222
Gold Fields Ltd.	19,751	80,150
Imperial Holdings Ltd.	11,054	56,694
Massmart Holdings Ltd.	29,486	204,521
Mondi Ltd.	8,917	221,734
Mr Price Group Ltd.	2,093	35,231
MTN Group Ltd.	29,199	191,044
Naspers Ltd., Class N	5,517	1,276,213
Nedbank Group Ltd.	9,056	195,997
Pick n Pay Stores Ltd.	5,770	30,212
The Spar Group Ltd.	28,270	426,578
Standard Bank Group Ltd.	52,042	768,905
Vodacom Group Ltd.	5,448	49,574

		4,562,939

South Korea — 11.3%
Amorepacific Corp.(a)	437	71,466
Cheil Industries, Inc.	538	58,207
Cheil Worldwide, Inc.	3,385	71,490
Daelim Industrial Co. Ltd.(a)	783	75,114
Doosan Infracore Co. Ltd.(a)	24,429	190,983
E-Mart Co. Ltd.	287	49,574
Easy Bio, Inc.(a)	11,856	64,657
Green Cross Corp.	754	93,335
GS Engineering & Construction Corp.	1,585	67,184
Hana Financial Group, Inc.	3,150	113,263
Hotel Shilla Co. Ltd.	2,958	204,570
Hyundai Development Co-Engineering & Construction(a)	3,284	55,283
Hyundai Motor Co.	972	113,317
KB Financial Group, Inc.(a)	26,544	1,140,525
Kia Motors Corp.	19,472	636,697
Korea Electric Power Corp.(a)	1,683	52,011
Korea Investment Holdings Co. Ltd.(a)	1,547	89,723
LG Electronics, Inc.	18,552	1,081,748
LG Household & Health Care Ltd.	152	172,942
LS Corp.	2,089	107,962
NAVER Corp.	789	96,720
NH Investment & Securities Co. Ltd.(a)	9,396	118,358
POSCO	2,719	671,190

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
POSCO — ADR	1,007	$60,642
Samsung Electro-Mechanics Co. Ltd.	2,854	279,306
Samsung Electronics Co. Ltd.	108,448	4,521,643
Samsung Engineering Co. Ltd.(a)	2,705	40,887
Shinhan Financial Group Co. Ltd.	13,487	521,651
Shinhan Financial Group Co. Ltd. — ADR(a)(b)	4,058	156,152
SK C&C Co. Ltd.	124	29,455

		11,006,055

Switzerland — 0.1%
Sinotruk Hong Kong Ltd.	62,500	115,761

Taiwan — 10.8%
Accton Technology Corp.	16,000	57,583
Acer, Inc.(a)	484,000	315,559
Asia Cement Corp.	212,000	254,901
Chailease Holding Co. Ltd.	118,400	442,216
China Development Financial Holding Corp.	1,065,000	349,827
China Life Insurance Co. Ltd.	88,740	80,850
CTBC Financial Holding Co. Ltd.	518,000	352,728
Delta Electronics, Inc.	102,000	509,671
Elan Microelectronics Corp.	71,000	200,296
Far Eastern New Century Corp.	39,000	38,280
Formosa Chemicals & Fibre Corp.	8,000	27,841
Fubon Financial Holding Co. Ltd.	492,000	721,388
Lite-On Technology Corp.	70,000	104,527
MediaTek, Inc.	74,000	599,617
Novatek Microelectronics Corp.	137,000	719,733
PharmaEngine, Inc.	20,000	69,890
Qisda Corp.	146,000	94,262
Quanta Computer, Inc.	184,000	339,065
Radiant Opto-Electronics Corp.	77,000	220,930
Realtek Semiconductor Corp.	15,000	82,202
Taiwan Semiconductor Manufacturing Co. Ltd.	440,000	3,263,904
TCI Co. Ltd.	11,000	161,637
Tripod Technology Corp.	20,000	53,808
Uni-President Enterprises Corp.	513,000	1,215,652
Wistron NeWeb Corp.	12,000	29,763
WPG Holdings Ltd.	141,280	181,124

		10,487,254

Thailand — 1.8%
Bangkok Chain Hospital PCL — NVDR	495,500	258,938
Bangkok Dusit Medical Services PCL — NVDR	631,100	477,176
Com7 PCL — NVDR	112,100	54,689
CP ALL PCL — NVDR	141,600	352,925
Home Product Center PCL — NVDR	202,800	101,449
PTT Global Chemical PCL — NVDR	145,600	318,051
Robinson PCL — NVDR	15,800	34,443
Thanachart Capital PCL	34,800	59,986
True Corp. PCL — NVDR	344,900	56,484

		1,714,141

Security	Shares	Value

Turkey — 1.4%
Ford Otomotiv Sanayi	16,011	$185,793
Haci Omer Sabanci Holding AS	244,135	443,132
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(a)	157,103	79,778
KOC Holding AS	15,037	50,421
Tekfen Holding	31,467	150,098
Turk Telekomunikasyon AS(a)	76,383	74,606
Turkcell Iletisim Hizmetleri AS	22,348	62,751
Turkiye Garanti Bankasi AS	51,295	89,994
Turkiye Is Bankasi AS, Class C	191,551	210,810
Ulker Biskuvi Sanayi	15,922	56,810

		1,404,193

United Arab Emirates — 0.2%
Aldar Properties PJSC	221,657	96,179
Dubai Islamic Bank PJSC	8,609	11,958
Emaar Properties PJSC	47,249	55,720

		163,857

United Kingdom — 1.6%
Anglo American PLC	58,909	1,529,639

United States — 0.3%
Yum China Holdings, Inc.	7,859	286,456

Total Long-Term Investments — 94.5% (Cost — $86,788,524)		91,892,630

Short-Term Securities — 5.8%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(f)	4,717,079	4,717,079
SL Liquidity Series, LLC, Money Market Series, 2.64%(d)(e)(f)	965,246	965,439

Total Short-Term Securities — 5.8% (Cost — $5,682,391)		5,682,518

Total Investments — 100.3% (Cost — $92,470,915)		97,575,148

Liabilities in Excess of Other Assets — (0.3)%		(297,157)

Net Assets — 100.0%		$97,277,991

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	17,633,480	—		(12,916,401	)(b)	4,717,079	$4,717,079	$99,210		$—	$—
iShares MSCI India ETF	237,467	—		(237,467)		—	—	—		729,745	(737,406)
SL Liquidity Series, LLC, Money Market Series	182,881	782,365	(c)	—		965,246	965,439	10,709	(d)	472	109

							$5,682,518	$109,919		$730,217	$(737,297)

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Advantage Emerging Markets Fund

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Represents net shares purchased.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
MSCI Emerging Markets E-Mini Index	83	03/15/19	$4,418	$313,813

OTC Total Return Swaps (a)

Reference Entity	Counterparty	Expiration Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Goldman Sachs & Co.	02/20/19 - 06/17/19	$—	$(5,733	)(b)	$—	—
	Morgan Stanley & Co., Inc.	02/24/23 - 02/27/23	182,709	184,488	(c)	130,396	0.2%
	UBS AG	06/12/23 - 06/14/23	368,704	(57,537	)(d)	297,559	0.4

			$551,413	$121,218		$427,955

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 40-200 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

United States Overnight Bank Funding Rate

US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $(5,733) of net dividends and financing fees.
(c)	Amount includes $236,801 of net dividends and financing fees.
(d)	Amount includes $13,608 of net dividends and financing fees.

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$184,488	$(63,270)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$313,813	$—	$—	$—	$313,813
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	184,488	—	—	—	184,488

	$—	$—	$498,301	$—	$—	$—	$498,301

Liabilities — Derivative Financial Instruments
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	$—	$—	$63,270	$—	$—	$—	$63,270

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Advantage Emerging Markets Fund

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(245,286)	$—	$—	$—	$(245,286)
Swaps	—	—	(408,063)	—	—	—	(408,063)

	$—	$—	$(653,349)	$—	$—	$—	$(653,349)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$216,665	$—	$—	$—	$216,665
Swaps	—	—	(235,615)	—	—	—	(235,615)

	$—	$—	$(18,950)	$—	$—	$—	$(18,950)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$7,877,493
Average notional value of contracts — short	$—	(a)
Total return swaps:
Average notional value	$2,925,088

(a)	Derivative not held at quarter-end. The risk expoure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Futures contracts	$38,999	$—
Swaps — OTC(a)	184,488	(63,270)

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$223,487	$(63,270)
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(38,999)	—

Total derivative assets and liabilities subject to an MNA	$184,488	$(63,270)

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (a)
Morgan Stanley & Co, Inc.	$184,488	$—	$—	$—	$184,488

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities (a)
Goldman Sachs & Co.	$5,733	$—	$—	$—	$5,733
UBS AG	57,537	—	—	(57,537)	—

	$63,270	$—	$—	$(57,537)	$5,733

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Brazil	$7,393,184	$—	$—	$7,393,184
Chile	83,033	—	—	83,033
China	5,566,500	20,052,580	—	25,619,080
Czech Republic	—	503,833	—	503,833
Greece	—	54,366	—	54,366
Hong Kong	—	2,284,086	—	2,284,086
Hungary	—	1,486,879	—	1,486,879
India	287,801	8,125,388	—	8,413,189
Indonesia	—	1,498,760	—	1,498,760
Malaysia	—	1,381,102	—	1,381,102
Mexico	3,557,171	5	—	3,557,176
Netherlands	421,060	—	—	421,060
Peru	—	268,476	—	268,476
Philippines	—	1,009,579	—	1,009,579
Poland	—	2,458,100	—	2,458,100
Russia	102,268	4,088,164	—	4,190,432
South Africa	234,733	4,328,206	—	4,562,939
South Korea	216,794	10,789,261	—	11,006,055
Switzerland	—	115,761	—	115,761
Taiwan	—	10,487,254	—	10,487,254
Thailand	—	1,714,141	—	1,714,141
Turkey	—	1,404,193	—	1,404,193
United Arab Emirates	—	163,857	—	163,857
United Kingdom	—	1,529,639	—	1,529,639
United States	286,456	—	—	286,456
Short-Term Securities	4,717,079	—	—	4,717,079

Subtotal	$22,866,079	$73,743,630	$—	$96,609,709

Investments Valued at NAV(a)				965,439

Total Investments				$97,575,148

Derivative Financial Instruments(b)
Assets:
Equity contracts	$313,813	$184,488	$—	$498,301

Liabilities:
Equity contracts	—	(63,270)	—	(63,270)

	$313,813	$121,218	$—	$435,031

(a)	As of January 31, 2019, certain of the Fund’s Investments were fair valued using net asset value (“NAV”) per share and have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are swaps and futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) January 31, 2019	BlackRock Global Long/Short Equity Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Preferred Securities — 0.6%

Preferred Stocks — 0.6%

United States — 0.6%
AliphCom, Series 6, (Acquired 12/15/15, cost $0)(a)(b)(c)(d)	8,264	$—
AliphCom, Series 8, (Acquired 03/10/15, cost $1,750,010)(a)(b)	823,530	8
Illumio Inc., (Acquired 3/10/15, cost $1,500,001)(a)(b)	466,730	1,535,542
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $1,999,998)(a)(b)	326,264	1,866,230
Uber Technologies, Inc., Series E, (Acquired 12/04/14, cost $415,803)(a)(b)	12,480	606,154

Total Preferred Stocks — 0.6% (Cost — $5,665,812)		4,007,934

Total Preferred Securities — 0.6% (Cost — $5,665,812)		4,007,934

	Par (000)

U.S. Treasury Obligations — 14.4%
U.S. Treasury Notes(e):
(3 mo.Treasury money market yield + 0.06%), 2.47%, 07/31/19	$6,135	6,136,720
2.45%, 10/31/19	12,000	12,003,645
2.41%, 01/31/20	60,000	59,983,691
2.44%, 04/30/20	13,300	13,295,737

Total U.S. Treasury Obligations — 14.4% (Cost — $91,453,055)		91,419,793

Total Long-Term Investments — 15.0% (Cost — $97,118,867)		95,427,727

Short-Term Securities — 73.1%

U.S. Treasury Obligations — 69.6%
U.S. Treasury Bills(f):
2.41% - 2.42%, 02/12/19	114,720	114,638,667

Security	Par (000)	Value

U.S. Treasury Obligations (continued)
2.39%, 02/14/19	$45,000	$44,962,398
2.38%, 02/19/19	75,000	74,911,838
2.39% - 2.46%, 02/26/19	75,545	75,421,189
2.43% - 2.46%, 03/05/19	6,940	6,925,513
2.35%, 03/21/19	20,000	19,937,467
2.41%, 03/26/19	80,000	79,722,928
2.42%, 05/02/19	10,000	9,941,250
2.54% - 2.55%, 05/30/19	17,090	16,956,819

Total U.S. Treasury Obligations — 69.6% (Cost — $443,409,724)		443,418,069

	Shares

Money Market Funds — 3.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(g)(h)	22,137,373	22,137,373

Total Money Market Funds — 3.5% (Cost — $22,137,373)		22,137,373

Total Short-Term Securities — 73.1% (Cost — $465,547,097)		465,555,442

Total Investments — 88.1% (Cost — $562,665,964)		560,983,169

Other Assets Less Liabilities — 11.9%		76,116,554

Net Assets — 100.0%		$637,099,723

(a)

Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $4,007,934 and an original cost of $5,665,812, which was 0.6% of its net assets.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)	Non-income producing security.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Variable rate security. Rate shown is the rate in effect as of period end.
(f)	Rates are discount rates or a range of discount rates paid at the time of purchase.
(g)	Annualized 7-day yield as of period end.

(h)

During the six months ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	21,000,203	1,137,170	22,137,373	$22,137,373	$193,882	$—	$—

(a)	Includes net capital gain distributions, if applicable.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Amsterdam Index	379	02/15/19	$45,025	$1,878,004
IBEX 35 Index	37	02/15/19	3,835	74,744
TOPIX Index	81	03/07/19	11,660	199,521
Dax Index	20	03/15/19	6,383	155,019
FTSE/MIB Index	72	03/15/19	8,118	226,190

				2,533,478

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts:
CAC 40 Index	119	02/15/19	$6,798	$(64,503)
OMXS 30 Index	725	02/15/19	12,151	(396,915)
Hang Seng Index	70	02/27/19	12,513	(209,378)
MSCI Sing Index	285	02/27/19	7,589	41,328
S&P TSX 60 Index	232	03/14/19	32,764	(943,917)
FTSE 100 Index	20	03/15/19	1,811	(6,023)
S&P 500 E-Mini Index	420	03/15/19	56,795	(2,937,709)
SPI 200 Index	21	03/21/19	2,215	4,423

				(4,512,694)

				$(1,979,216)

OTC Total Return Swaps

Reference Entity	Fixed Amount Paid/(Received) by the Fund (a)		Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Swiss Market IX Future March 2019	CHF	(6,932,463)	Morgan Stanley & Co. International	03/15/19	CHF	(6,932)	$72,871	$—	$72,871
Swiss Market IX Future March 2019	CHF	(7,530,298)	Morgan Stanley & Co. International	03/15/19	CHF	(7,530)	6,689	—	6,689

							$79,560	$—	$79,560

(a)	At termination, the fixed amount paid (received) will be exchanged for the total return of the reference entity.

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional	Unrealized Appreciation (Depreciation)		Net Value of Reference Entity	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America, N.A.	03/19/19 - 02/21/23	$(4,775,011)	$6,673,177	(b)	$39,963	52.7%
	Bank of America, N.A.	02/17/23	571,567	(166,528	)(c)	330,552	2.0
	Deutsche Bank A.G.	01/30/23 - 02/23/23	(650,478)	39,965	(d)	(616,756)	10.9
	UBS AG	05/23/19 - 06/12/23	(4,107,695)	4,376,069	(e)	(282,311)	28.8
	Goldman Sachs & Co.	01/09/19 - 03/17/23	(7,633,375)	8,816,130	(f)	446,961	111.4
	Goldman Sachs & Co.	01/25/19 - 02/27/23	(5,088,620)	5,250,208	(g)	257,502	57.4

			$(21,683,612)	$24,989,021		$175,911

(a)

In regards to total return swaps with multiple financing rate benchmarks, the Fund receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20 - 1,200 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

Association of Banks in Singapore Swap Offer Rate Fixing 1 Day

Association of Banks in Singapore Swap Offer Rate Fixing 1 Month

ASX Australian Bank Bill Short Term Rates 1 Month Mid

Bank of Israel Tel Aviv Interbank Offered 1 Month

Bank of Japan Estimate Unsecured Overnight Call Rate

Canada Bankers Acceptances 1 Month

Canadian Overnight Repo Rate Average CORRA

Copenhagen Interbank Offered Rates 1 Week

Denmark Tomorrow/Next

EMMI EURO Overnight Index Average

Euribor 1 Week ACT/360

HK Association of Banks HKD HIBOR Fixings 1 Week at 11:00am

HK Association of Banks HKD HIBOR Fixings 2 Week at 11:00am

ICE LIBOR CHF 1 Week

ICE LIBOR CHF Spot Next

ICE LIBOR EUR 1W

ICE LIBOR GBP 1 Week

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

ICE LIBOR GBP Overnight

ICE LIBOR JPY 1 Month

ICE LIBOR JPY 1 Week

ICE LIBOR JPY Spot Next

ICE LIBOR USD 1 Week

NOK Overnight Deposit

Norwegian Overnight Weighted Average

Oslo Bors Norway Interbank Offered Rate Fixing 1 Week

RBA Interbank Overnight Cash Rate

SGD 1 Month Deposit

SGD Overnight Deposit

SONIA O/N Deposit Rates Swap

STIBOR Interbank Offered Rate T/N

Stockholm Interbank Offered Rate 1 Week

Stockholm Interbank Offered Rate T/N

US Federal Funds Effective Rate (continuous series)

(b)	Amount includes $1,858,203 of net dividends and financing fees.
(c)	Amount includes $74,487 of net dividends and financing fees.
(d)	Amount includes $6,243 of net dividends and financing fees.
(e)	Amount includes $550,685 of net dividends and financing fees.
(f)	Amount includes $735,794 of net dividends and financing fees.
(g)	Amount includes $(95,914) of net dividends and financing fees.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of January 31, 2019 expiration dates 03/19/19 — 02/21/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Adelaide Brighton Ltd.	31,720	$103,558	259.1%
ALS Ltd.	24,301	128,682	322.0
Ansell Ltd.	30,200	515,642	1,290.3
Computershare Ltd.	66,211	857,739	2,146.3
Crown Resorts Ltd.	2,615	22,787	57.0
CSR Ltd.	729,864	1,553,560	3,887.5
Domino’s Pizza Enterprises Ltd.	1,804	59,831	149.7
DuluxGroup Ltd.	72,827	363,165	908.8
Flight Centre Travel Group Ltd.	31,123	976,628	2,443.8
Harvey Norman Holdings Ltd.	202,322	496,855	1,243.3
Iluka Resources Ltd.	99,881	635,004	1,589.0
Metcash Ltd.	121,177	218,674	547.2
Perpetual Ltd.	2,782	66,257	165.8
Qantas Airways Ltd.	586,877	2,326,703	5,822.1
REA Group Ltd.	11,826	653,586	1,635.5
Santos Ltd.	29,104	137,319	343.6
Saracen Mineral Holdings Ltd.	24,312	59,678	149.3
SEEK Ltd.	4,299	53,297	133.4
St Barbara Ltd.	21,345	77,834	194.8
Sydney Airport	84,518	403,429	1,009.5
WorleyParsons Ltd.	9,925	100,538	251.6

		9,810,766

Austria
Telekom Austria AG	12,193	93,221	233.3
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,129	366,767	917.7
Wienerberger AG	55,140	1,237,896	3,097.6

		1,697,884

Belgium
Solvay SA	26,066	2,837,799	7,101.1
UCB SA	18,581	1,610,101	4,029.0

		4,447,900

Canada
BRP, Inc.	9,981	287,288	718.9
Great-West Lifeco, Inc.	23,241	498,798	1,248.1
Quebecor, Inc., Class B	80,901	1,904,386	4,765.4
TFI International, Inc.	32,117	945,459	2,365.8

		3,635,931

Denmark
Carlsberg A/S, Class B	2,914	333,607	834.8
Royal Unibrew A/S	29,520	2,223,248	5,563.3
William Demant Holding A/S	2,696	85,168	213.1

		2,642,023

Finland
Kesko OYJ, Class B	7,366	423,859	1,060.6
Valmet OYJ	48,764	1,098,688	2,749.3

		1,522,547

France
Arkema SA	5,517	522,721	1,308.0
Capgemini SE	4,534	500,713	1,253.0
Edenred	1,269	51,390	128.6
Ipsen SA	2,301	289,550	724.6
Kering SA	1,820	912,771	2,284.0

	Shares	Value	% of Basket Value

France (continued)
L’Oreal SA	14,552	$3,507,397	8,776.6%
Lagardere SCA	1,992	52,048	130.2
Rexel SA	2,442	27,845	69.7
Sartorius Stedim Biotech	615	67,789	169.6
UbiSoft Entertainment SA	202	17,927	44.9

		5,950,151

Germany
adidas AG	3,754	893,231	2,235.2
Evonik Industries AG	2,620	71,653	179.3
Evotec AG	2,054	48,231	120.7
Jenoptik AG	7,900	255,739	639.9
Nemetschek SE	1,963	251,938	630.4
Salzgitter AG	2,045	61,785	154.6
Software AG	59,232	2,151,982	5,384.9
Telefonica Deutschland Holding AG	337,507	1,183,250	2,960.9

		4,917,809

Ireland
Allegion PLC	36,113	3,100,662	7,758.8

Italy
Amplifon SpA	3,023	54,158	135.5
Ferrari NV	23,704	2,951,388	7,385.3
Fincantieri SpA	66,459	76,921	192.5
Hera SpA	46,293	156,449	391.5
Moncler SpA	49,292	1,855,087	4,642.0
Saras SpA	9,535	20,316	50.9
Terna Rete Elettrica Nazionale SpA	169,021	1,041,687	2,606.6
UnipolSai Assicurazioni SpA	112,066	279,737	700.0

		6,435,743

Japan
Advantest Corp.	56,100	1,283,933	3,212.8
Aoyama Trading Co. Ltd.	12,500	312,344	781.6
Benesse Holdings, Inc.	3,900	101,820	254.8
Brother Industries Ltd.	3,600	60,753	152.0
Capcom Co. Ltd.	6,000	129,151	323.2
Citizen Watch Co. Ltd.	27,700	147,859	370.0
Credit Saison Co. Ltd.	11,000	144,948	362.7
CyberAgent, Inc.	12,100	391,912	980.7
DMG Mori Co. Ltd.	39,500	537,696	1,345.5
East Japan Railway Co.	15,900	1,473,130	3,686.2
Glory Ltd.	6,100	151,546	379.2
Hitachi Construction Machinery Co. Ltd.	3,500	88,889	222.4
Horiba Ltd.	4,100	201,820	505.0
Japan Steel Works Ltd.	5,000	92,522	231.5
Japan Tobacco, Inc.	34,800	880,987	2,204.5
Kakaku.com, Inc.	3,000	52,667	131.8
Kirin Holdings Co. Ltd.	14,200	339,009	848.3
Kokuyo Co. Ltd.	2,200	32,127	80.4
Komeri Co. Ltd.	3,700	93,622	234.3
Konami Holdings Corp.	11,100	509,790	1,275.7
Kyushu Financial Group, Inc.	15,700	63,958	160.0
Leopalace21 Corp.	79,900	378,573	947.3
Lintec Corp.	5,400	119,579	299.2
Mabuchi Motor Co. Ltd.	3,100	108,733	272.1
Matsumotokiyoshi Holdings Co. Ltd.	1,000	30,892	77.3
Mitsubishi Gas Chemical Co., Inc.	46,800	740,219	1,852.3
Mitsubishi Motors Corp.	54,600	339,239	848.9
Mixi, Inc.	14,900	377,718	945.2
MS&AD Insurance Group Holdings, Inc.	1,200	35,524	88.9
Nikon Corp.	4,500	76,943	192.5
Nisshinbo Holdings, Inc.	62,300	543,511	1,360.0

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Nitto Denko Corp.	5,600	$316,765	792.6%
Noevir Holdings Co. Ltd.	700	29,851	74.7
NOK Corp.	2,600	41,992	105.1
NTN Corp.	59,100	194,210	486.0
Obic Co. Ltd.	300	28,430	71.1
Otsuka Corp.	13,500	436,969	1,093.4
Pigeon Corp.	5,300	207,799	520.0
Pola Orbis Holdings, Inc.	38,600	1,154,511	2,889.0
Rohm Co. Ltd.	1,700	119,985	300.2
Ryohin Keikaku Co. Ltd.	600	143,004	357.8
SCSK Corp.	3,900	157,811	394.9
Shin-Etsu Chemical Co. Ltd.	7,200	607,080	1,519.1
Sompo Holdings, Inc.	1,600	60,327	151.0
Sumco Corp.	5,700	79,362	198.6
Sumitomo Chemical Co. Ltd.	97,000	506,009	1,266.2
Sumitomo Rubber Industries Ltd.	2,000	27,800	69.6
Suruga Bank Ltd.	428,200	1,837,646	4,598.4
Takashimaya Co. Ltd.	8,000	108,719	272.0
Teijin Ltd.	9,000	155,546	389.2
Tokai Tokyo Financial Holdings, Inc.	14,000	61,702	154.4
Tokyo Broadcasting System Holdings, Inc.	4,500	78,106	195.4
Tokyo Electron Ltd.	8,300	1,211,971	3,032.7
Tokyu Fudosan Holdings Corp.	11,100	60,473	151.3
Toyobo Co. Ltd.	1,200	17,781	44.5
Toyota Boshoku Corp.	1,200	19,531	48.9
TS Tech Co. Ltd.	1,300	39,113	97.9
Ulvac, Inc.	5,500	181,429	454.0
Zeon Corp.	49,600	509,957	1,276.1

		18,235,293

Netherlands
Adyen NV	967	717,537	1,795.5
BE Semiconductor Industries NV	10,252	265,885	665.3
Koninklijke Ahold Delhaize NV	159,742	4,208,579	10,531.2
Koninklijke KPN NV	159,281	489,665	1,225.3
Wereldhave NV	9,429	302,152	756.1

		5,983,818

New Zealand
a2 Milk Co. Ltd.	5,606	49,443	123.7

Norway
Austevoll Seafood ASA	8,124	103,747	259.6
Grieg Seafood ASA	11,884	153,552	384.2
Salmar ASA	17,435	912,922	2,284.4
Subsea 7 SA	13,949	158,284	396.1
Telenor ASA	57,994	1,097,938	2,747.4
TGS Nopec Geophysical Co. ASA	22,830	676,796	1,693.6

		3,103,239

Singapore
Suntec Real Estate Investment Trust	105,900	151,950	380.2

Spain
Acciona SA	6,448	613,939	1,536.3
Almirall SA	1,207	20,478	51.2
Cia de Distribucion Integral Logista Holdings SA	906	23,395	58.6
Endesa SA	11,736	293,534	734.5
Mediaset Espana Comunicacion SA	68,212	480,595	1,202.6
Siemens Gamesa Renewable Energy SA	4,659	66,145	165.5

		1,498,086

Sweden
Hexpol AB	3,550	31,423	78.7

	Shares	Value	% of Basket Value

Sweden (continued)
Svenska Cellulosa AB SCA, B Shares	6,816	$59,954	150.0%

		91,377

Switzerland
Barry Callebaut AG, Registered Shares	475	808,108	2,022.1
Coca-Cola HBC AG	5,078	170,667	427.1
Flughafen Zuerich AG, Registered Shares	94	16,604	41.6
Logitech International SA, Registered Shares	56,089	2,046,279	5,120.4
OC Oerlikon Corp. AG, Registered Shares	56,567	730,982	1,829.1
Sunrise Communications Group AG	3,558	299,967	750.6
Temenos AG, Registered Shares	1,082	146,053	365.5

		4,218,660

United Kingdom
Anglo American PLC	47,039	1,202,118	3,008.1
Ashmore Group PLC	52,049	276,269	691.3
Atlassian Corp. PLC, Class A	3,592	353,453	884.4
Auto Trader Group PLC	213,309	1,280,142	3,203.3
Barratt Developments PLC	65,151	460,821	1,153.1
boohoo Group PLC	100,460	248,244	621.2
British Land Co. PLC	115,312	868,656	2,173.7
Coca-Cola European Partners PLC	19,817	942,893	2,359.4
ConvaTec Group PLC	20,461	38,361	96.0
Dialog Semiconductor PLC	14,492	423,695	1,060.2
Electrocomponents PLC	212,976	1,520,277	3,804.2
Experian PLC	30,734	771,656	1,930.9
Fevertree Drinks PLC	13,890	469,194	1,174.1
Greggs PLC	66,165	1,347,130	3,370.9
Hays PLC	50,655	100,443	251.3
Hikma Pharmaceuticals PLC	10,311	218,139	545.9
IG Group Holdings PLC	135,163	1,126,382	2,818.6
Inchcape PLC	42,691	321,226	803.8
Moneysupermarket.com Group PLC	431,773	1,717,181	4,296.9
Pagegroup PLC	56,232	326,071	815.9
Pearson PLC	11,715	139,278	348.5
Persimmon PLC	1,761	54,935	137.5
Victrex PLC	16,495	495,316	1,239.4
Vodafone Group PLC	157,323	286,923	718.0
William Hill PLC	234,558	542,891	1,358.5
WM Morrison Supermarkets PLC	2,788	8,574	21.5

		15,540,268

United States
ADT, Inc.	3,351	24,194	60.5
AGCO Corp.	5,656	363,115	908.6
Albemarle Corp.	5,015	404,861	1,013.1
Allstate Corp.	12,814	1,125,966	2,817.5
AMC Networks, Inc., Class A	11,472	722,048	1,806.8
American Financial Group, Inc.	3,842	366,488	917.1
AmerisourceBergen Corp.	2,288	190,751	477.3
Anadarko Petroleum Corp.	16,310	771,952	1,931.7
Antero Resources Corp.	11,887	119,583	299.2
Apple Hospitality REIT, Inc.	27,825	456,608	1,142.6
Arthur J Gallagher & Co.	1,390	103,847	259.9
AutoNation, Inc.	1,158	44,873	112.3
Avista Corp.	12,091	506,008	1,266.2
BancorpSouth Bank	8,689	253,545	634.4
Bank of Hawaii Corp.	17,493	1,352,734	3,385.0
BB&T Corp.	21,082	1,028,802	2,574.4
Boyd Gaming Corp.	5,827	159,194	398.3
Brixmor Property Group, Inc.	5,861	100,399	251.2
Broadridge Financial Solutions, Inc.	4,454	449,097	1,123.8
Cardinal Health, Inc.	35,415	1,769,688	4,428.3
CBS Corp., Class B	4,697	232,314	581.3

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
CDW Corp.	9,249	$770,164	1,927.2%
Cerner Corp.	16,797	922,323	2,307.9
Cinemark Holdings, Inc.	20,773	850,031	2,127.0
Cirrus Logic, Inc.	13,772	511,630	1,280.3
Citizens Financial Group, Inc.	2,357	79,949	200.1
CNO Financial Group, Inc.	15,455	276,335	691.5
CoreSite Realty Corp.	272	26,871	67.2
Cornerstone OnDemand, Inc.	826	47,363	118.5
Crane Co.	12,935	1,070,501	2,678.7
CyrusOne, Inc.	350	18,970	47.5
Discover Financial Services	5,319	358,979	898.3
Dropbox, Inc., Class A	20,853	515,278	1,289.4
Dunkin’ Brands Group, Inc.	35,856	2,452,192	6,136.2
Eagle Materials, Inc.	4,848	344,208	861.3
EastGroup Properties, Inc.	3,696	382,388	956.9
Eastman Chemical Co.	21,071	1,698,744	4,250.8
Equity LifeStyle Properties, Inc.	7,874	833,699	2,086.2
Extended Stay America, Inc.	113,396	1,939,072	4,852.2
FactSet Research Systems, Inc.	821	179,495	449.1
Fifth Third Bancorp	4,761	127,690	319.5
First American Financial Corp.	30,824	1,543,666	3,862.7
First Horizon National Corp.	35,186	516,530	1,292.5
Fluor Corp.	18,196	665,428	1,665.1
GATX Corp.	4,672	353,577	884.8
GoDaddy, Inc., Class A	7,844	538,334	1,347.1
HEICO Corp.	518	43,771	109.5
HP, Inc.	8,685	191,331	478.8
HubSpot, Inc.	2,109	333,876	835.5
Huntington Bancshares, Inc.	97,059	1,285,061	3,215.6
IDACORP, Inc.	6,956	678,210	1,697.1
Ingersoll-Rand PLC	6,267	626,951	1,568.8
Insperity, Inc.	16,341	1,743,258	4,362.2
Interpublic Group of Cos., Inc.	56,381	1,282,668	3,209.6
Invesco Ltd.	27,852	507,463	1,269.8
JB Hunt Transport Services, Inc.	9,018	965,287	2,415.4
KAR Auction Services, Inc.	2,564	133,354	333.7
Kellogg Co.	14,647	864,319	2,162.8
Lamar Advertising Co., Class A	4,074	303,309	759.0
Landstar System, Inc.	6,906	701,511	1,755.4
Lincoln National Corp.	20,598	1,204,777	3,014.7
Manhattan Associates, Inc.	7,181	350,217	876.3
Medidata Solutions, Inc.	249	17,669	44.2
Mosaic Co.	8,023	258,982	648.1
National Instruments Corp.	54,210	2,397,166	5,998.5
New Relic, Inc.	5,035	511,808	1,280.7
NIKE, Inc., Class B	5,064	414,640	1,037.6
Nordstrom, Inc.	353	16,383	41.0
NorthWestern Corp.	1,065	68,064	170.3
Nu Skin Enterprises, Inc., Class A	2,020	132,613	331.8
Outfront Media, Inc.	43,408	900,716	2,253.9
PacWest Bancorp	16,978	655,181	1,639.5
Park Hotels & Resorts, Inc.	87,371	2,627,246	6,574.2
Patterson Cos., Inc.	19,270	429,528	1,074.8
Penske Automotive Group, Inc.	1,628	76,321	191.0
Perrigo Co. PLC	5,309	246,603	617.1
Philip Morris International, Inc.	14,755	1,132,004	2,832.6
Pinnacle Financial Partners, Inc.	12,465	670,243	1,677.2
Pinnacle West Capital Corp.	19,117	1,684,590	4,215.4
Portland General Electric Co.	3,167	153,029	382.9
PPL Corp.	23,209	726,906	1,818.9
Prosperity Bancshares, Inc.	8,884	632,008	1,581.5
Pure Storage, Inc., Class A	19,599	351,018	878.4

	Shares	Value	% of Basket Value

United States (continued)
Quest Diagnostics, Inc.	7,089	$619,224	1,549.5%
RingCentral, Inc., Class A	8,694	803,673	2,011.0
RLJ Lodging Trust	8,101	150,274	376.0
Robert Half International, Inc.	27,536	1,774,144	4,439.5
Rockwell Automation, Inc.	15,393	2,609,421	6,529.6
Ryman Hospitality Properties, Inc.	7,925	636,774	1,593.4
salesforce.com, Inc.	4,435	673,987	1,686.5
SBA Communications Corp.	619	112,986	282.7
Scotts Miracle-Gro Co., Class A	423	31,450	78.7
SEI Investments Co.	5,907	280,819	702.7
ServiceNow, Inc.	87	19,142	47.9
Silicon Laboratories, Inc.	2,729	208,769	522.4
Sinclair Broadcast Group, Inc., Class A	34,319	1,057,368	2,645.9
Sirius XM Holdings, Inc.	129,664	755,941	1,891.6
SITE Centers Corp.	1,422	18,586	46.5
Six Flags Entertainment Corp.	2,503	154,160	385.8
SL Green Realty Corp.	45,200	4,177,836	10,454.3
Snap-on, Inc.	482	80,007	200.2
Spirit Realty Capital, Inc.	3,871	153,756	384.7
Steel Dynamics, Inc.	2,717	99,415	248.8
Sunstone Hotel Investors, Inc.	1,476	21,107	52.8
Synopsys, Inc.	1,328	123,969	310.2
Synovus Financial Corp.	51,772	1,833,764	4,588.7
Tableau Software, Inc., Class A	2,374	303,492	759.4
Teradyne, Inc.	9,115	328,049	820.9
Travelers Cos., Inc.	8,923	1,120,193	2,803.1
Umpqua Holdings Corp.	3,480	61,526	154.0
Unum Group	87,304	3,034,687	7,593.7
Veeva Systems, Inc., Class A	561	61,183	153.1
Vulcan Materials Co.	1,104	112,222	280.8
Westrock Co.	91,889	3,740,801	9,360.7
Whirlpool Corp.	387	51,475	128.8
Yelp, Inc.	4,948	180,206	450.9

		78,277,971

Total Reference Entity — Long		171,311,521

Reference Entity — Short

Australia
Atlas Arteria Ltd.	(399,688)	(1,936,634)	(4,846.1)
Fortescue Metals Group Ltd.	(35,550)	(146,854)	(367.5)
Newcrest Mining Ltd.	(42,547)	(756,944)	(1,894.1)
Nufarm Ltd.	(268,529)	(1,220,679)	(3,054.5)

		(4,061,111)

Belgium
Cofinimmo SA	(11,522)	(1,523,430)	(3,812.1)

Bermuda
Axis Capital Holdings Ltd.	(45,259)	(2,423,619)	(6,064.6)
RenaissanceRe Holdings Ltd.	(1,354)	(186,893)	(467.7)

		(2,610,512)

Canada
Agnico Eagle Mines Ltd.	(11,765)	(511,716)	(1,280.5)
AltaGas Ltd.	(21,790)	(223,049)	(558.1)
Bombardier, Inc.	(150,006)	(227,187)	(568.5)
Canadian National Railway Co.	(7,606)	(634,726)	(1,588.3)
CCL Industries, Inc., Class B	(13,542)	(570,971)	(1,428.7)
Cenovus Energy, Inc.	(9,004)	(70,308)	(175.9)
Fairfax Financial Holdings Ltd.	(1,639)	(775,311)	(1,940.1)
First Quantum Minerals Ltd.	(12,598)	(145,832)	(364.9)
Goldcorp, Inc.	(6,079)	(68,010)	(170.2)
Linamar Corp.	(5,675)	(220,012)	(550.5)

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Canada (continued)
Metro, Inc.	(26,421)	$(960,563)	(2,403.6)%
Onex Corp.	(21,690)	(1,226,175)	(3,068.3)
Premium Brands Holdings Corp.	(9,482)	(558,622)	(1,397.9)
Saputo, Inc.	(30,270)	(887,401)	(2,220.6)
SNC-Lavalin Group, Inc.	(5,175)	(144,031)	(360.4)
Stars Group, Inc.	(5,847)	(105,864)	(264.9)

		(7,329,778)

China
Yangzijiang Shipbuilding Holdings Ltd.	(45,300)	(47,345)	(118.5)

Denmark
Ambu A/S	(6,014)	(160,215)	(400.9)
AP Moeller — Maersk A/S	(759)	(947,549)	(2,371.1)
AP Moeller — Maersk A/S	(1,309)	(1,750,638)	(4,380.6)
Orsted A/S	(3,238)	(232,832)	(582.6)

		(3,091,234)

Finland
Fortum OYJ	(30,285)	(688,315)	(1,722.4)

France
Airbus SE	(178)	(20,516)	(51.4)
Altran Technologies SA	(72,543)	(685,297)	(1,714.8)
BNP Paribas SA	(4,739)	(223,330)	(558.9)
Elis SA	(7,450)	(120,513)	(301.6)
EssilorLuxottica SA	(6,557)	(830,635)	(2,078.5)
Ingenico Group SA	(4,584)	(249,864)	(625.2)
SEB SA	(2,232)	(342,252)	(856.4)
SOITEC	(915)	(70,270)	(175.8)
Valeo SA	(41,555)	(1,299,991)	(3,253.0)

		(3,842,668)

Germany
Bayer AG	(6,287)	(476,528)	(1,192.4)
Deutsche Bank AG	(14,640)	(130,139)	(325.7)
Drillisch AG	(25,303)	(1,052,797)	(2,634.4)
Gerresheimer AG	(13,311)	(901,434)	(2,255.7)
Jungheinrich AG	(10,381)	(315,086)	(788.4)
METRO AG	(1,968)	(33,304)	(83.3)
United Internet AG	(5,186)	(205,761)	(514.9)

		(3,115,049)

Hong Kong
ASM Pacific Technology Ltd.	(10,900)	(117,440)	(293.9)
Galaxy Entertainment Group Ltd.	(16,000)	(111,402)	(278.7)
MTR Corp. Ltd.	(24,000)	(134,226)	(335.9)
Power Assets Holdings Ltd.	(11,500)	(77,470)	(193.8)
VTech Holdings Ltd.	(32,000)	(305,668)	(764.9)

		(746,206)

Ireland
Ryanair Holdings PLC	(151,191)	(1,901,468)	(4,758.1)

Isle of Man
GVC Holdings PLC	(48,136)	(424,164)	(1,061.4)

Israel
Teva Pharmaceutical Industries Ltd.	(26,262)	(522,346)	(1,307.1)

Italy
Banco BPM SpA	(412,338)	(800,408)	(2,002.9)
Intesa Sanpaolo SpA	(161,245)	(368,948)	(923.2)
Prysmian SpA	(194,301)	(4,174,224)	(10,445.2)
UniCredit SpA	(70,438)	(814,296)	(2,037.6)

		(6,157,876)

	Shares	Value	% of Basket Value

Japan
Ain Holdings, Inc.	(1,700)	$(124,465)	(311.5)%
ANA Holdings, Inc.	(3,600)	(132,695)	(332.0)
Bridgestone Corp.	(26,300)	(1,012,323)	(2,533.1)
Central Japan Railway Co.	(5,100)	(1,102,223)	(2,758.1)
Daido Steel Co. Ltd.	(600)	(25,081)	(62.8)
Daiichi Sankyo Co. Ltd.	(5,500)	(190,783)	(477.4)
Daiwa House REIT Investment Corp.	(178)	(419,166)	(1,048.9)
Dowa Holdings Co. Ltd.	(7,000)	(224,267)	(561.2)
Fast Retailing Co. Ltd.	(900)	(413,016)	(1,033.5)
Goldwin, Inc.	(300)	(29,545)	(73.9)
Hikari Tsushin, Inc.	(3,100)	(496,878)	(1,243.3)
HIS Co. Ltd.	(600)	(22,689)	(56.8)
Idemitsu Kosan Co. Ltd.	(2,900)	(102,334)	(256.1)
Japan Airport Terminal Co. Ltd.	(2,900)	(111,117)	(278.0)
Japan Lifeline Co. Ltd.	(38,200)	(581,378)	(1,454.8)
Japan Real Estate Investment Corp.	(6)	(35,170)	(88.0)
Kansai Mirai Financial Group, Inc.	(7,300)	(54,246)	(135.7)
Keihan Holdings Co. Ltd.	(9,800)	(404,123)	(1,011.2)
Keio Corp.	(800)	(45,958)	(115.0)
Koito Manufacturing Co. Ltd.	(7,100)	(427,588)	(1,070.0)
Konica Minolta, Inc.	(2,000)	(20,138)	(50.4)
Kusuri no Aoki Holdings Co. Ltd.	(5,100)	(338,436)	(846.9)
Makita Corp.	(5,100)	(180,702)	(452.2)
Maruichi Steel Tube Ltd.	(800)	(25,696)	(64.3)
Minebea Mitsumi, Inc.	(170,400)	(2,802,920)	(7,013.8)
MISUMI Group, Inc.	(10,900)	(249,491)	(624.3)
Mitsui Fudosan Co. Ltd.	(6,100)	(148,199)	(370.8)
Nabtesco Corp.	(2,400)	(63,497)	(158.9)
NEC Corp.	(8,700)	(292,363)	(731.6)
Nippon Kayaku Co. Ltd.	(1,900)	(23,924)	(59.9)
Nippon Suisan Kaisha Ltd.	(14,000)	(86,475)	(216.4)
Olympus Corp.	(3,700)	(151,778)	(379.8)
Oriental Land Co. Ltd.	(1,800)	(184,561)	(461.8)
Outsourcing, Inc.	(28,600)	(328,346)	(821.6)
Relo Group, Inc.	(4,000)	(105,577)	(264.2)
Renesas Electronics Corp.	(34,000)	(196,027)	(490.5)
SBI Holdings, Inc.	(13,600)	(290,520)	(727.0)
Seibu Holdings, Inc.	(27,200)	(472,542)	(1,182.4)
Seiko Epson Corp.	(4,700)	(73,155)	(183.1)
SG Holdings Co. Ltd.	(1,300)	(34,896)	(87.3)
Sojitz Corp.	(30,300)	(116,496)	(291.5)
Sumitomo Dainippon Pharma Co. Ltd.	(5,900)	(138,909)	(347.6)
Sumitomo Metal Mining Co. Ltd.	(9,300)	(268,983)	(673.1)
Suzuki Motor Corp.	(27,500)	(1,436,065)	(3,593.5)
Taisho Pharmaceutical Holdings Co. Ltd.	(700)	(71,098)	(177.9)
Taiyo Nippon Sanso Corp.	(12,800)	(202,848)	(507.6)
Toho Gas Co. Ltd.	(800)	(34,362)	(86.0)
Tokyo Electric Power Co. Holdings, Inc.	(155,700)	(958,324)	(2,398.0)
Toyo Seikan Group Holdings Ltd.	(5,600)	(126,053)	(315.4)
Yaoko Co. Ltd.	(300)	(15,729)	(39.4)

		(15,393,155)

Luxembourg
L’Occitane International SA	(5,500)	(9,852)	(24.7)

Macau
MGM China Holdings Ltd.	(15,200)	(29,513)	(73.9)

Netherlands
AMG Advanced Metallurgical Group NV	(2,928)	(105,853)	(264.9)
Constellium NV, Class A	(2,307)	(19,010)	(47.6)
Heineken NV	(3,051)	(274,038)	(685.7)
OCI NV	(50,050)	(1,058,438)	(2,648.5)

		(1,457,339)

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Norway
Yara International ASA	(14,972)	$(619,109)	(1,549.2)%

Singapore
City Developments Ltd.	(12,300)	(84,186)	(210.6)
SembCorp Industries Ltd.	(99,900)	(192,729)	(482.3)
Singapore Airlines Ltd.	(40,700)	(292,388)	(731.6)
Singapore Telecommunications Ltd.	(1,650,000)	(3,709,870)	(9,283.3)
Wilmar International Ltd.	(34,300)	(84,953)	(212.6)

		(4,364,126)

Spain
Banco Santander SA	(214,746)	(1,018,461)	(2,548.5)
Iberdrola SA	(18,435)	(3,311)	(8.3)

		(1,021,772)

Sweden
Essity AB	(34,717)	(960,569)	(2,403.6)
Husqvarna AB — B Shares	(108,023)	(825,641)	(2,066.0)
JM AB	(5,280)	(106,743)	(267.1)
Saab AB	(46,656)	(1,612,106)	(4,034.0)
Telia Co. AB	(80,682)	(351,142)	(878.7)
Veoneer, Inc.	(5,149)	(153,492)	(384.1)

		(4,009,693)

Switzerland
Credit Suisse Group AG	(154,047)	(1,872,494)	(4,685.5)
Geberit AG	(3,906)	(1,526,978)	(3,821.0)
Glencore PLC	(143,955)	(585,367)	(1,464.8)
Lonza Group AG	(273)	(72,126)	(180.5)
STMicroelectronics NV	(88,975)	(1,417,342)	(3,546.6)

		(5,474,307)

United Kingdom
ASOS PLC	(6,627)	(287,372)	(719.1)
BT Group PLC	(357,138)	(1,089,057)	(2,725.2)
Capita PLC	(55,444)	(84,507)	(211.5)
KAZ Minerals PLC	(25,132)	(196,239)	(491.0)
Kingfisher PLC	(513,758)	(1,500,867)	(3,755.6)
Prudential PLC	(2,082)	(40,716)	(101.9)
Reckitt Benckiser Group PLC	(7,224)	(555,848)	(1,390.9)
Royal Bank of Scotland Group PLC	(389,897)	(1,236,836)	(3,095.0)
SSE PLC	(94,948)	(1,459,638)	(3,652.5)
Tesco PLC	(965,948)	(2,827,756)	(7,075.9)
TP ICAP PLC	(362,512)	(1,498,807)	(3,750.5)
Whitbread PLC	(26,034)	(1,668,133)	(4,174.2)

		(12,445,776)

United States
Advanced Micro Devices, Inc.	(22,947)	(560,136)	(1,401.6)
Alcoa Corp.	(4,871)	(144,571)	(361.8)
Americold Realty Trust	(9,303)	(272,764)	(682.5)
Annaly Capital Management, Inc.	(160,636)	(1,677,040)	(4,196.5)
Arch Capital Group Ltd.	(3,893)	(114,260)	(285.9)
Arconic, Inc.	(14,136)	(266,039)	(665.7)
Armstrong World Industries, Inc.	(4,965)	(337,819)	(845.3)
Arrow Electronics, Inc.	(22,242)	(1,689,280)	(4,227.1)
Ashland Global Holdings, Inc.	(18,182)	(1,380,014)	(3,453.2)
Aspen Technology, Inc.	(3,192)	(308,443)	(771.8)
Avanos Medical, Inc.	(6,018)	(274,120)	(685.9)
Bank of New York Mellon Corp.	(19,324)	(1,011,032)	(2,529.9)
Becton Dickinson & Co.	(8,146)	(2,032,101)	(5,085.0)
Bio-Techne Corp.	(3,746)	(653,527)	(1,635.3)
BWX Technologies, Inc.	(8,565)	(397,587)	(994.9)
Caesars Entertainment Corp.	(39,960)	(365,234)	(913.9)
Carvana Co.	(1,074)	(39,899)	(99.8)

	Shares	Value	% of Basket Value

United States (continued)
Catalent, Inc.	(26,293)	$(971,000)	(2,429.8)%
Cboe Global Markets, Inc.	(3,859)	(359,929)	(900.7)
Cleveland-Cliffs, Inc.	(129,294)	(1,384,739)	(3,465.1)
Coherent, Inc.	(4,975)	(588,045)	(1,471.5)
Commerce Bancshares, Inc.	(6,103)	(364,959)	(913.2)
Commercial Metals Co.	(110,117)	(1,921,542)	(4,808.3)
Conduent, Inc.	(62,822)	(800,980)	(2,004.3)
Credit Acceptance Corp.	(2,132)	(848,579)	(2,123.4)
Cree, Inc.	(22,079)	(1,113,444)	(2,786.2)
Darling International, Inc.	(110,302)	(2,346,124)	(5,870.7)
Dentsply Sirona, Inc.	(64,378)	(2,700,657)	(6,757.9)
Diamondback Energy, Inc.	(14,957)	(1,542,366)	(3,859.5)
DISH Network Corp.	(77,423)	(2,374,563)	(5,941.9)
Dollar Tree, Inc.	(17,230)	(1,668,381)	(4,174.8)
Dover Corp.	(3,398)	(298,446)	(746.8)
DowDuPont, Inc.	(28,892)	(1,554,678)	(3,890.3)
DXC Technology Co.	(13,975)	(896,077)	(2,242.3)
Element Solutions, Inc.	(75,451)	(848,069)	(2,122.1)
EnerSys	(4,519)	(385,290)	(964.1)
Entegris, Inc.	(9,107)	(300,986)	(753.2)
Equifax, Inc.	(8,181)	(875,531)	(2,190.9)
Equity Commonwealth	(55,876)	(1,808,147)	(4,524.6)
Genesee & Wyoming, Inc., Class A	(5,550)	(435,786)	(1,090.5)
Global Payments, Inc.	(31,035)	(3,484,610)	(8,719.6)
Goldman Sachs Group, Inc.	(756)	(149,696)	(374.6)
Grand Canyon Education, Inc.	(15,422)	(1,433,321)	(3,586.6)
Graphic Packaging Holding Co.	(61,227)	(739,010)	(1,849.2)
Hilton Grand Vacations, Inc.	(25,272)	(766,752)	(1,918.7)
ICU Medical, Inc.	(3,687)	(917,326)	(2,295.4)
Ingevity Corp.	(10,909)	(1,026,210)	(2,567.9)
Iron Mountain, Inc.	(37,118)	(1,380,790)	(3,455.2)
John Bean Technologies Corp.	(2,434)	(193,357)	(483.8)
KBR, Inc.	(14,376)	(247,267)	(618.7)
Lear Corp.	(1,653)	(254,446)	(636.7)
Leggett & Platt, Inc.	(18,141)	(743,055)	(1,859.4)
Lennar Corp.	(5,518)	(261,664)	(654.8)
Liberty Broadband Corp.	(7,609)	(646,917)	(1,618.8)
Lincoln Electric Holdings, Inc.	(949)	(82,032)	(205.3)
LKQ Corp.	(21,842)	(572,697)	(1,433.1)
Louisiana-Pacific Corp.	(9,024)	(220,005)	(550.5)
Lowe’s Cos., Inc.	(14,007)	(1,346,913)	(3,370.4)
LPL Financial Holdings, Inc.	(3,646)	(256,569)	(642.0)
MGM Resorts International	(2,963)	(87,231)	(218.3)
Micron Technology, Inc.	(54,488)	(2,082,531)	(5,211.1)
Mohawk Industries, Inc.	(8,111)	(1,044,616)	(2,614.0)
Molina Healthcare, Inc.	(2,660)	(353,727)	(885.1)
Navistar International Corp.	(7,942)	(260,815)	(652.6)
NextEra Energy, Inc.	(25,917)	(4,638,625)	(11,607.3)
NiSource, Inc.	(31,204)	(851,245)	(2,130.1)
Nordson Corp.	(5,975)	(774,599)	(1,938.3)
Okta, Inc.	(830)	(68,417)	(171.2)
Ollie’s Bargain Outlet Holdings, Inc.	(3,572)	(279,223)	(698.7)
Owens-Illinois, Inc.	(11,498)	(230,765)	(577.4)
PDC Energy, Inc.	(3,993)	(130,052)	(325.4)
Peabody Energy Corp.	(413)	(14,744)	(36.9)
PPG Industries, Inc.	(8,099)	(853,959)	(2,136.9)
Proofpoint, Inc.	(4,944)	(503,645)	(1,260.3)
Qurate Retail, Inc.	(10,727)	(233,312)	(583.8)
Red Rock Resorts, Inc., Class A	(7,292)	(185,071)	(463.1)
Reliance Worldwide Corp. Ltd.	(304,786)	(1,066,662)	(2,669.1)
Restoration Hardware	(2,259)	(306,930)	(768.0)
Roku, Inc.	(33,599)	(1,510,275)	(3,779.2)

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Sabra Health Care REIT, Inc.	(10,173)	$(208,953)	(522.9)%
Sabre Corp.	(12,942)	(297,407)	(744.2)
Sanderson Farms, Inc.	(1,537)	(189,205)	(473.5)
SLM Corp.	(97,676)	(1,046,110)	(2,617.7)
Spectrum Brands Holdings, Inc.	(3,448)	(192,674)	(482.1)
Stanley Black & Decker, Inc.	(7,957)	(1,006,083)	(2,517.5)
Starwood Property Trust, Inc.	(88,055)	(1,944,254)	(4,865.1)
Stericycle, Inc.	(26,161)	(1,153,177)	(2,885.6)
SYNNEX Corp.	(365)	(35,317)	(88.4)
The Trade Desk, Inc., Class A	(1,514)	(216,017)	(540.5)
Trimble Inc.	(66,648)	(2,509,964)	(6,280.7)
Trinity Industries, Inc.	(81,354)	(1,902,057)	(4,759.5)
Two Harbors Investment Corp.	(26,064)	(380,274)	(951.6)
Union Pacific Corp.	(2,872)	(456,849)	(1,143.2)
Uniti Group, Inc.	(1,869)	(37,212)	(93.1)
US Foods Holding Corp.	(18,667)	(629,451)	(1,575.1)
VEREIT, Inc.	(34,451)	(278,364)	(696.6)
Verisk Analytics, Inc., Class A	(27,815)	(3,265,759)	(8,172.0)
Virtu Financial, Inc., Class A	(20,198)	(516,059)	(1,291.3)
Vistra Energy Corp.	(19,433)	(487,963)	(1,221.0)
Wabtec Corp.	(21,520)	(1,488,323)	(3,724.3)
Walgreens Boots Alliance, Inc.	(8,697)	(628,445)	(1,572.6)
WEX, Inc.	(941)	(151,812)	(379.9)
Worldpay, Inc., Class A	(23,972)	(2,001,183)	(5,007.6)
WPX Energy, Inc.	(7,441)	(91,227)	(228.3)
Zayo Group Holdings, Inc.	(42,259)	(1,160,010)	(2,902.7)

		(90,385,414)

Total Reference Entity — Short		(171,271,558)

Net Value of Reference Entity — Bank of America, N.A.		$39,963

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Bank of America, N.A. as of January 31, 2019 expiration dates 02/17/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Bermuda
Assured Guaranty Ltd.	925	$37,518	11.4%
Golar LNG Ltd.	1,281	28,528	8.6
Liberty Latin America Ltd., Class C	1,213	21,203	6.4

		87,249

Canada
IMAX Corp.	1,587	32,962	10.0

China
SINA Corp.	673	41,336	12.5

Ireland
Adient PLC	3,266	64,471	19.5

Italy
Ferrari NV	224	28,291	8.6

Netherlands
Aegon NV	4,183	21,626	6.5

Switzerland
UBS Group AG	4,041	52,371	15.8

	Shares	Value	% of Basket Value

United Kingdom
Delphi Technologies PLC	3,616	$64,763	19.6%
Ferroglobe PLC	2,270	5,198	1.6
IHS Markit Ltd.	671	34,838	10.5
International Game Technology PLC	3,223	52,728	15.9
Liberty Global PLC, Class A	11,553	281,893	85.3
Seadrill Ltd.	866	7,448	2.3
Sensata Technologies Holding PLC	2,746	130,435	39.5
TechnipFMC PLC	1,228	28,195	8.5

		605,498

United States
Acadia Healthcare Co., Inc.	1,662	45,472	13.8
ACCO Brands Corp.	1,393	12,300	3.7
ACI Worldwide, Inc.	813	24,032	7.3
Activision Blizzard, Inc.	775	36,611	11.1
ADT, Inc.	4,990	36,028	10.9
Affiliated Managers Group, Inc.	7,438	780,618	236.2
Aflac, Inc.	567	27,046	8.2
Albemarle Corp.	887	71,607	21.7
Alliance Data Systems Corp.	391	69,438	21.0
Altice USA, Inc., Class A	1,505	29,558	8.9
AMC Entertainment Holdings, Inc., Class A	212	3,106	0.9
American Express Co.	259	26,599	8.0
AMETEK, Inc.	283	20,631	6.2
Amkor Technology, Inc.	2,536	20,288	6.1
Amneal Pharmaceuticals, Inc.	1,685	20,692	6.3
Apartment Investment & Management Co., Class A	455	22,532	6.8
Arch Coal, Inc., Class A	912	80,375	24.3
AvalonBay Communities, Inc.	139	26,816	8.1
Avangrid, Inc.	633	31,568	9.6
Avis Budget Group, Inc.	1,362	36,284	11.0
B&G Foods, Inc.	1,144	30,499	9.2
Beacon Roofing Supply, Inc.	1,401	50,898	15.4
BGC Partners, Inc., Class A	4,228	26,171	7.9
Bio-Rad Laboratories, Inc., Class A	82	20,489	6.2
Blackstone Mortgage Trust, Inc., Class A	960	33,110	10.0
Bloomin’ Brands, Inc.	2,941	54,203	16.4
Booz Allen Hamilton Holding Corp.	665	32,671	9.9
BorgWarner, Inc.	1,030	42,127	12.7
Bottomline Technologies DE, Inc.	44	2,273	0.7
Bristol-Myers Squibb Co.	430	21,229	6.4
Brixmor Property Group, Inc.	37,935	649,827	196.6
Cabot Corp.	1,460	68,459	20.7
Cabot Microelectronics Corp.	671	68,368	20.7
Callaway Golf Co.	1,257	20,476	6.2
Callon Petroleum Co.	2,805	22,833	6.9
Charles River Laboratories International, Inc.	653	80,443	24.3
Cinemark Holdings, Inc.	494	20,214	6.1
Cisco Systems, Inc.	862	40,764	12.3
Clearway Energy, Inc., Class C	1,506	22,726	6.9
Clorox Co.	153	22,702	6.9
CNA Financial Corp.	590	27,057	8.2
Crane Co.	329	27,228	8.2
Crown Holdings, Inc.	1,391	70,941	21.5
Darden Restaurants, Inc.	241	25,288	7.7
Delek US Holdings, Inc.	1,113	36,184	10.9
Dell Technologies, Inc., Class C	447	21,720	6.6
Dick’s Sporting Goods, Inc.	868	30,649	9.3
Dril-Quip, Inc.	1,475	55,224	16.7
Equity LifeStyle Properties, Inc.	196	20,752	6.3
Extended Stay America, Inc.	165	2,821	0.9
Fluor Corp.	1,930	70,580	21.4
FTI Consulting, Inc.	1,179	80,549	24.4

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Gap, Inc.	1,765	$44,902	13.6%
GCP Applied Technologies, Inc.	2,294	57,809	17.5
Hawaiian Holdings, Inc.	790	25,296	7.7
HealthEquity, Inc.	746	46,506	14.1
Henry Schein, Inc.	828	64,336	19.5
Illumina, Inc.	149	41,689	12.6
Innoviva, Inc.	1,306	22,333	6.8
Insperity, Inc.	257	27,417	8.3
Iridium Communications, Inc.	2,555	49,516	15.0
ITT, Inc.	391	20,551	6.2
Jacobs Engineering Group, Inc.	593	38,426	11.6
KAR Auction Services, Inc.	412	21,428	6.5
Keysight Technologies, Inc.	354	26,203	7.9
Kirby Corp.	187	14,008	4.2
Lennox International, Inc.	113	25,909	7.8
LogMeIn, Inc.	332	30,883	9.3
Manhattan Associates, Inc.	223	10,876	3.3
Match Group, Inc.	320	17,117	5.2
MAXIMUS, Inc.	1,311	91,940	27.8
MDC Holdings, Inc.	3,161	104,092	31.5
MEDIA GEN, Inc. CVR	3,231	—	0.0
Medical Properties Trust, Inc.	1,608	29,266	8.9
Meredith Corp.	635	34,461	10.4
MSCI, Inc.	175	29,797	9.0
Newell Brands, Inc.	2,513	53,301	16.1
Norfolk Southern Corp.	224	37,574	11.4
Norwegian Cruise Line Holdings Ltd.	1,031	53,024	16.0
NuVasive, Inc.	1,563	78,369	23.7
Outfront Media, Inc.	969	20,107	6.1
Pebblebrook Hotel Trust	7,728	247,682	74.9
Perrigo Co. PLC	2,147	99,728	30.2
Pilgrim’s Pride Corp.	1,753	35,516	10.7
Pitney Bowes, Inc.	3,777	27,232	8.2
Plantronics, Inc.	597	23,158	7.0
Polaris Industries, Inc.	290	24,325	7.4
PriceSmart, Inc.	1,038	63,577	19.2
Prudential Financial, Inc.	56	5,160	1.6
Range Resources Corp.	2,646	29,185	8.8
Rexford Industrial Realty, Inc.	981	32,962	10.0
Rexnord Corp.	1,099	28,739	8.7
RingCentral, Inc., Class A	501	46,312	14.0
Ryman Hospitality Properties, Inc.	318	25,551	7.7
Sally Beauty Holdings, Inc.	4,512	77,697	23.5
Simon Property Group, Inc.	290	52,815	16.0
SL Green Realty Corp.	855	79,028	23.9
Snap-on, Inc.	336	55,773	16.9
Sotheby’s	1,979	79,932	24.2
Southwest Gas Holdings, Inc.	611	47,853	14.5
Spirit Airlines, Inc.	885	52,056	15.7
Sprouts Farmers Market, Inc.	1,250	29,975	9.1
Steel Dynamics, Inc.	998	36,517	11.0
Stericycle, Inc.	709	31,253	9.5
Taylor Morrison Home Corp., Class A	1,270	24,003	7.3
Tenet Healthcare Corp.	49	1,077	0.3
Terex Corp.	713	21,896	6.6
Tetra Tech, Inc.	488	26,933	8.1
Thermo Fisher Scientific, Inc.	98	24,076	7.3
TriNet Group, Inc.	433	19,771	6.0
Tupperware Brands Corp.	836	22,798	6.9
Univar, Inc.	1,068	22,246	6.7
Veeva Systems, Inc., Class A	268	29,228	8.8
Wabash National Corp.	576	8,029	2.4

	Shares	Value	% of Basket Value

United States (continued)
WESCO International, Inc.	524	$27,458	8.3%
Woodward, Inc.	772	70,136	21.2
Xenia Hotels & Resorts, Inc.	2,672	50,153	15.2
Yum! Brands, Inc.	230	21,615	6.5

		5,939,657

Total Reference Entity — Long		6,873,461

Reference Entity — Short

United States
Americold Realty Trust	(5,102)	(149,591)	(45.2)
Appian Corp.	(967)	(31,128)	(9.4)
Benefitfocus, Inc.	(3,261)	(182,453)	(55.2)
Caesars Entertainment Corp.	(25,993)	(237,576)	(71.9)
Cboe Global Markets, Inc.	(568)	(52,977)	(16.0)
Centennial Resource Development, Inc.	(1,967)	(25,905)	(7.8)
DiamondRock Hospitality Co.	(12,203)	(123,982)	(37.5)
DISH Network Corp.	(17,475)	(535,958)	(162.1)
Fortune Brands Home & Security, Inc.	(2,682)	(121,495)	(36.8)
Goldman Sachs Group, Inc.	(3,719)	(736,399)	(222.8)
Hartford Financial Services Group, Inc.	(6,198)	(290,810)	(88.0)
Herman Miller, Inc.	(103)	(3,526)	(1.1)
Jagged Peak Energy, Inc.	(9,827)	(103,478)	(31.3)
Keane Group, Inc.	(6,614)	(66,669)	(20.2)
Leidos Holdings, Inc.	(1,639)	(95,062)	(28.8)
Lincoln Electric Holdings, Inc.	(465)	(40,195)	(12.2)
Lockheed Martin Corp.	(26)	(7,532)	(2.3)
McDermott International, Inc.	(12,101)	(106,731)	(32.3)
MGIC Investment Corp.	(48,317)	(602,996)	(182.4)
Nevro Corp.	(1,674)	(81,289)	(24.6)
New York Community Bancorp, Inc.	(78,892)	(916,725)	(277.3)
Noble Energy, Inc.	(1,343)	(30,003)	(9.1)
Reata Pharmaceuticals, Inc.	(7)	(558)	(0.2)
Restoration Hardware	(659)	(89,538)	(27.1)
Roku, Inc.	(540)	(24,273)	(7.3)
SLM Corp.	(113,066)	(1,210,937)	(366.3)
Smartsheet, Inc., Class A	(1,307)	(41,014)	(12.4)
Stitch Fix, Inc., Class A	(1,062)	(23,842)	(7.2)
Tesla, Inc.	(288)	(88,422)	(26.7)
Urban Edge Properties	(1,711)	(34,939)	(10.6)
VICI Properties, Inc.	(21,391)	(460,548)	(139.3)
Zuora, Inc., Class A	(1,218)	(26,358)	(8.0)

		(6,542,909)

Total Reference Entity — Short		(6,542,909)

Net Value of Reference Entity — Bank of America, N.A.		$330,552

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Deutsche Bank A.G. as of January 31, 2019 expiration dates 01/30/23 — 02/23/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
ALS Ltd.	8,892	$47,086	(7.6)%
Computershare Ltd.	1,459	18,901	(3.1)
CSR Ltd.	381,879	812,853	(131.8)

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Australia (continued)
DuluxGroup Ltd.	30,167	$150,433	(24.4)%
Flight Centre Travel Group Ltd.	2,849	89,400	(14.5)
Harvey Norman Holdings Ltd.	28,673	70,414	(11.4)
Iluka Resources Ltd.	8,875	56,424	(9.2)
Metcash Ltd.	87,527	157,950	(25.6)
Perpetual Ltd.	3,399	80,952	(13.1)

		1,484,413

Austria
Telekom Austria AG	3,377	25,819	(4.2)
Vienna Insurance Group AG Wiener Versicherung Gruppe	15,275	370,306	(60.0)
Wienerberger AG	1,009	22,636	(3.7)

		418,761

Belgium
UCB SA	5,082	440,371	(71.4)

Canada
BRP, Inc.	6,104	175,694	(28.5)
Great-West Lifeco, Inc.	5,834	125,209	(20.3)
Methanex Corp.	8,355	455,282	(73.8)
TFI International, Inc.	8,374	246,514	(40.0)
WSP Global, Inc.	5,090	261,250	(42.3)

		1,263,949

Denmark
Carlsberg A/S, Class B	276	31,598	(5.1)
Royal Unibrew A/S	7,693	579,385	(94.0)
William Demant Holding A/S	2,250	71,079	(11.5)

		682,062

Finland
Valmet OYJ	12,835	289,182	(46.9)

France
Arkema SA	3,055	289,453	(46.9)
Edenred	8,971	363,297	(58.9)
Ipsen SA	3,455	434,765	(70.5)
Kering SA	42	21,064	(3.4)
L’Oreal SA	874	210,656	(34.2)
Lagardere SCA	3,647	95,291	(15.5)
Rexel SA	23,079	263,160	(42.7)
Sartorius Stedim Biotech	1,597	176,030	(28.5)
Schneider Electric SE	13	925	(0.1)
UbiSoft Entertainment SA	4,653	412,937	(67.0)

		2,267,578

Germany
Bilfinger SE	1,003	32,064	(5.2)
Evotec AG	5,967	140,115	(22.7)
Jenoptik AG	10,865	351,721	(57.1)
Nemetschek SE	2,870	368,345	(59.7)
Puma SE	145	80,743	(13.1)
Salzgitter AG	8,453	255,389	(41.4)
Software AG	6,925	251,595	(40.8)
Solarworld AG	10	—	0.0

		1,479,972

Israel
Plus500 Ltd.	2,744	55,315	(9.0)

Italy
A2A SpA	107,794	196,684	(31.9)
Amplifon SpA	29,429	527,233	(85.5)
Ferrari NV	3,046	379,258	(61.5)

	Shares	Value	% of Basket Value

Italy (continued)
Fincantieri SpA	294,953	$341,383	(55.3)%
Hera SpA	278,227	940,280	(152.5)
Interpump Group SpA	749	24,131	(3.9)
Iren SpA	14,087	34,550	(5.6)
Moncler SpA	11,990	451,239	(73.2)
Saras SpA	91,540	195,045	(31.6)
Terna Rete Elettrica Nazionale SpA	40,184	247,656	(40.2)
UnipolSai Assicurazioni SpA	18,159	45,328	(7.3)

		3,382,787

Japan
Advantest Corp.	7,800	178,515	(28.9)
Aoyama Trading Co. Ltd.	900	22,489	(3.6)
Brother Industries Ltd.	1,800	30,377	(4.9)
Capcom Co. Ltd.	3,700	79,643	(12.9)
Chiyoda Corp.	26,100	79,299	(12.8)
Citizen Watch Co. Ltd.	8,100	43,237	(7.0)
Credit Saison Co. Ltd.	10,800	142,312	(23.1)
CyberAgent, Inc.	7,800	252,637	(41.0)
DMG Mori Co. Ltd.	59,300	807,224	(130.9)
Horiba Ltd.	2,100	103,371	(16.8)
Kakaku.com, Inc.	1,300	22,823	(3.7)
Kirin Holdings Co. Ltd.	33,900	809,324	(131.2)
Kokuyo Co. Ltd.	2,100	30,667	(5.0)
Kyushu Financial Group, Inc.	33,300	135,655	(22.0)
Leopalace21 Corp.	142,100	673,281	(109.2)
Lintec Corp.	21,200	469,460	(76.1)
LIXIL Group Corp.	1,700	25,036	(4.1)
Mitsubishi Gas Chemical Co., Inc.	28,100	444,448	(72.1)
Mitsubishi Motors Corp.	5,500	34,172	(5.5)
MS&AD Insurance Group Holdings, Inc.	1,800	53,286	(8.6)
Nikon Corp.	3,800	64,974	(10.5)
Nippon Telegraph & Telephone Corp.	700	30,092	(4.9)
Nisshinbo Holdings, Inc.	3,800	33,152	(5.4)
Nitto Denko Corp.	2,700	152,726	(24.8)
Obic Co. Ltd.	300	28,430	(4.6)
Otsuka Corp.	3,700	119,762	(19.4)
Pola Orbis Holdings, Inc.	9,300	278,159	(45.1)
Rohm Co. Ltd.	1,900	134,101	(21.7)
SCSK Corp.	11,900	481,527	(78.1)
Showa Shell Sekiyu KK	2,600	38,738	(6.3)
Sumitomo Chemical Co. Ltd.	16,400	85,552	(13.9)
Takashimaya Co. Ltd.	25,300	343,823	(55.7)
Tokyo Tatemono Co. Ltd.	6,500	79,039	(12.8)
TS Tech Co. Ltd.	5,100	153,443	(24.9)

		6,460,774

Netherlands
Adyen NV	34	25,229	(4.1)
BE Semiconductor Industries NV	25,164	652,628	(105.8)
Koninklijke Ahold Delhaize NV	23,313	614,206	(99.6)
Koninklijke KPN NV	50,220	154,387	(25.0)
Wereldhave NV	9,107	291,834	(47.3)

		1,738,284

Norway
Austevoll Seafood ASA	7,741	98,856	(16.0)
Grieg Seafood ASA	13,722	177,300	(28.8)
Salmar ASA	6,843	358,309	(58.1)
Storebrand ASA	6,714	51,455	(8.3)
Subsea 7 SA	3,239	36,754	(6.0)
Telenor ASA	7,719	146,136	(23.7)

		868,810

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Spain
Acciona SA	1,775	$169,005	(27.4)%
Almirall SA	13,181	223,630	(36.2)
Cia de Distribucion Integral Logista Holdings SA	2,604	67,243	(10.9)
Mediaset Espana Comunicacion SA	191,807	1,351,397	(219.1)
Siemens Gamesa Renewable Energy SA	14,150	200,890	(32.6)

		2,012,165

Sweden
Hexpol AB	34,236	303,043	(49.1)
Svenska Cellulosa AB SCA, B Shares	7,843	68,987	(11.2)

		372,030

Switzerland
Barry Callebaut AG, Registered Shares	256	435,528	(70.6)
Coca-Cola HBC AG	511	17,174	(2.8)
Flughafen Zuerich AG, Registered Shares	1,920	339,146	(55.0)
Galenica AG	4,201	191,825	(31.1)
Logitech International SA, Registered Shares	23,940	873,396	(141.6)
OC Oerlikon Corp. AG, Registered Shares	68,164	880,843	(142.8)
Sunrise Communications Group AG	7,799	657,516	(106.6)
Temenos AG, Registered Shares	7,184	969,728	(157.3)

		4,365,156

United Kingdom
Auto Trader Group PLC	12,021	72,142	(11.7)
Barratt Developments PLC	50,411	356,563	(57.8)
boohoo Group PLC	360,476	890,761	(144.4)
Carnival PLC	7,677	434,357	(70.4)
ConvaTec Group PLC	27,186	50,970	(8.3)
Dialog Semiconductor PLC	18,450	539,413	(87.5)
Drax Group PLC	18,477	97,536	(15.8)
Electrocomponents PLC	83,883	598,778	(97.1)
Experian PLC	1,658	41,628	(6.8)
Fevertree Drinks PLC	1,644	55,533	(9.0)
Greggs PLC	4,169	84,882	(13.8)
Hays PLC	274,063	543,434	(88.1)
Hikma Pharmaceuticals PLC	14,706	311,119	(50.4)
IG Group Holdings PLC	5,865	48,876	(7.9)
Inchcape PLC	61,647	463,860	(75.2)
Jupiter Fund Management PLC	7,486	32,174	(5.2)
Land Securities Group PLC	29,135	331,334	(53.7)
Moneysupermarket.com Group PLC	116,412	462,976	(75.1)
Pagegroup PLC	65,837	381,767	(61.9)
Pearson PLC	10,860	129,113	(20.9)
Rentokil Initial PLC	7,274	32,123	(5.2)
Victrex PLC	14,643	439,703	(71.3)
Vodafone Group PLC	91,733	167,301	(27.1)
William Hill PLC	28,169	65,198	(10.6)

		6,631,541

Total Reference Entity — Long		34,213,150

Reference Entity — Short

Canada
AltaGas Ltd.	(40,179)	(411,285)	66.7
Barrick Gold Corp.	(2,409)	(32,250)	5.2
Bombardier, Inc.	(363,658)	(550,766)	89.3
Cameco Corp.	(2,799)	(33,913)	5.5
CCL Industries, Inc., Class B	(9,366)	(394,898)	64.0
Cenovus Energy, Inc.	(9,383)	(73,267)	11.9
Dollarama, Inc.	(1,773)	(47,727)	7.7
Fairfax Financial Holdings Ltd.	(666)	(315,044)	51.1
First Quantum Minerals Ltd.	(10,863)	(125,748)	20.4
Goldcorp, Inc.	(35,951)	(402,207)	65.2

	Shares	Value	% of Basket Value

Canada (continued)
Keyera Corp.	(2,539)	$(53,951)	8.8%
Linamar Corp.	(3,462)	(134,217)	21.8
Onex Corp.	(5,601)	(316,635)	51.3
Premium Brands Holdings Corp.	(9,250)	(544,954)	88.4
Saputo, Inc.	(31,394)	(920,352)	149.2
SNC-Lavalin Group, Inc.	(19,976)	(555,974)	90.1
The Stars Group, Inc.	(35,941)	(650,738)	105.5
TransCanada Corp.	(1,982)	(84,291)	13.7

		(5,648,217)

Denmark
Ambu A/S	(26,157)	(696,833)	113.0
AP Moeller — Maersk A/S	(906)	(1,131,066)	183.4
AP Moeller — Maersk A/S	(645)	(862,614)	139.9
Orsted A/S	(481)	(34,758)	5.6

		(2,725,271)

France
Airbus SE	(9,479)	(1,092,549)	177.1
EssilorLuxottica SA	(3,328)	(421,588)	68.4
Iliad SA	(1,350)	(154,565)	25.1
SEB SA	(1,199)	(183,853)	29.8
SOITEC	(6,688)	(513,624)	83.3
Valeo SA	(11,642)	(364,204)	59.0

		(2,730,383)

Germany
Bayer AG	(7,402)	(561,040)	91.0
Gerresheimer AG	(25,802)	(1,747,337)	283.3
Grenke AG	(1,938)	(178,207)	28.9
Jungheinrich AG	(10,758)	(326,529)	52.9
Leoni AG	(48,855)	(1,810,007)	293.5
United Internet AG	(9,533)	(378,233)	61.3

		(5,001,353)

Ireland
Ryanair Holdings PLC	(17,720)	(222,857)	36.1

Italy
Banco BPM SpA	(217,348)	(421,904)	68.4
Intesa Sanpaolo SpA	(64,259)	(147,033)	23.8
Prysmian SpA	(23,902)	(513,493)	83.3
Unione di Banche Italiane SpA	(49,593)	(127,242)	20.6

		(1,209,672)

Japan
Ain Holdings, Inc.	(700)	(51,250)	8.3
Ci:z Holdings Co. Ltd.	(2,649)	(142,608)	23.1
Daiichi Sankyo Co. Ltd.	(6,700)	(232,409)	37.7
Don Quijote Holdings Co. Ltd.	(10,100)	(587,327)	95.2
Dowa Holdings Co. Ltd.	(11,100)	(355,623)	57.7
Hikari Tsushin, Inc.	(6,200)	(993,756)	161.1
Idemitsu Kosan Co. Ltd.	(100)	(3,529)	0.6
Ito En Ltd.	(8,100)	(361,347)	58.6
Keihan Holdings Co. Ltd.	(5,600)	(230,927)	37.4
Keio Corp.	(1,300)	(74,682)	12.1
Kusuri no Aoki Holdings Co. Ltd.	(8,800)	(583,968)	94.7
Makita Corp.	(13,100)	(464,157)	75.3
Minebea Mitsumi, Inc.	(78,100)	(1,284,671)	208.3
MISUMI Group, Inc.	(1,400)	(32,045)	5.2
Mitsui Fudosan Co. Ltd.	(3,900)	(94,750)	15.4
Nabtesco Corp.	(3,200)	(84,662)	13.7
NEC Corp.	(1,200)	(40,326)	6.5
Nippon Suisan Kaisha Ltd.	(22,000)	(135,890)	22.0
Oriental Land Co. Ltd.	(2,100)	(215,321)	34.9
Outsourcing, Inc.	(6,400)	(73,476)	11.9

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Seibu Holdings, Inc.	(20,900)	$(363,093)	58.9%
Seiko Epson Corp.	(3,100)	(48,251)	7.8
SMC Corp.	(200)	(66,009)	10.7
Sumitomo Dainippon Pharma Co. Ltd.	(9,300)	(218,959)	35.5
Taisho Pharmaceutical Holdings Co. Ltd.	(2,800)	(284,393)	46.1
Taiyo Nippon Sanso Corp.	(3,800)	(60,221)	9.8
Toho Gas Co. Ltd.	(2,900)	(124,562)	20.2
Toyo Tire Corp.	(15,400)	(216,486)	35.1
Yaoko Co. Ltd.	(1,700)	(89,133)	14.5

		(7,513,831)

Luxembourg
Tenaris SA	(6,148)	(77,226)	12.5

Netherlands
AMG Advanced Metallurgical Group NV	(5,289)	(191,208)	31.0

Norway
Norsk Hydro ASA	(69,608)	(322,705)	52.3

Portugal
Jeronimo Martins SGPS SA	(4,745)	(67,247)	10.9

Singapore
Sembcorp Marine Ltd.	(15,500)	(18,499)	3.0
Singapore Airlines Ltd.	(3,300)	(23,707)	3.9

		(42,206)

Sweden
BillerudKorsnas AB	(14,225)	(179,638)	29.1
Epiroc AB	(62,963)	(604,591)	98.0
Epiroc AB	(21,121)	(189,309)	30.7
Essity AB	(48,142)	(1,332,019)	216.0
Husqvarna AB — B Shares	(51,410)	(392,937)	63.7
Modern Times Group MTG AB — B Shares	(811)	(27,325)	4.4
Telia Co. AB	(26,424)	(115,154)	18.7

		(2,840,973)

Switzerland
Geberit AG	(922)	(360,439)	58.5
Glencore PLC	(65,066)	(264,579)	42.9
STMicroelectronics NV	(38,793)	(617,959)	100.2

		(1,242,977)

United Kingdom
ASOS PLC	(26,928)	(1,167,699)	189.3
Associated British Foods PLC	(6,100)	(191,440)	31.0
BT Group PLC	(83,846)	(255,680)	41.5
Capita PLC	(304,478)	(464,084)	75.3
EasyJet PLC	(1,337)	(22,166)	3.6
Provident Financial PLC	(154,767)	(1,067,739)	173.1
Prudential PLC	(16,340)	(319,547)	51.8
Royal Bank of Scotland Group PLC	(53,704)	(170,361)	27.6
Tesco PLC	(117,087)	(342,765)	55.6
Whitbread PLC	(9,843)	(630,692)	102.3

		(4,632,173)

United States
Reliance Worldwide Corp. Ltd.	(103,325)	(361,607)	58.6

Total Reference Entity — Short		(34,829,906)

Net Value of Reference Entity — Deutsche Bank A.G.		$(616,756)

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with UBS AG as of January 31, 2019 expiration dates 05/23/23 — 06/12/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Adelaide Brighton Ltd.	134,325	$438,536	(155.3)%
ALS Ltd.	39,101	207,053	(73.3)
Altium Ltd.	935	17,086	(6.0)
Ansell Ltd.	52,103	889,619	(315.1)
Computershare Ltd.	30,588	396,256	(140.4)
Crown Resorts Ltd.	26,164	227,993	(80.8)
CSR Ltd.	709,666	1,510,567	(535.1)
Domino’s Pizza Enterprises Ltd.	890	29,517	(10.5)
DuluxGroup Ltd.	232,135	1,157,584	(410.0)
Flight Centre Travel Group Ltd.	14,485	454,534	(161.0)
Harvey Norman Holdings Ltd.	337,715	829,349	(293.8)
Iluka Resources Ltd.	286,821	1,823,494	(645.9)
Metcash Ltd.	169,266	305,454	(108.2)
Perpetual Ltd.	2,279	54,277	(19.2)
Qantas Airways Ltd.	14,301	56,697	(20.1)
REA Group Ltd.	17,090	944,511	(334.6)
Santos Ltd.	21,261	100,314	(35.5)
SEEK Ltd.	8,321	103,160	(36.5)
St Barbara Ltd.	14,441	52,659	(18.7)
WorleyParsons Ltd.	43,837	444,059	(157.3)

		10,042,719

Austria
Telekom Austria AG	29,490	225,465	(79.9)
Vienna Insurance Group AG Wiener Versicherung Gruppe	26,125	633,338	(224.3)
Wienerberger AG	43,454	975,545	(345.6)

		1,834,348

Belgium
Solvay SA	5,312	578,316	(204.9)
UCB SA	780	67,590	(23.9)

		645,906

Canada
BRP, Inc.	14,730	423,980	(150.2)
Enerplus Corp.	52,248	452,117	(160.1)
Great-West Lifeco, Inc.	2,120	45,499	(16.1)
Methanex Corp.	3,809	207,561	(73.5)
Quebecor, Inc., Class B	157,933	3,717,697	(1,316.9)
TFI International, Inc.	51,822	1,525,534	(540.4)
WSP Global, Inc.	1,232	63,234	(22.4)

		6,435,622

Denmark
Carlsberg A/S, Class B	565	64,683	(22.9)
Royal Unibrew A/S	8,027	604,540	(214.1)
William Demant Holding A/S	10,148	320,582	(113.6)

		989,805

Finland
Valmet OYJ	35,107	790,986	(280.2)

France
Arkema SA	5,233	495,813	(175.6)
Christian Dior SE	2,017	851,522	(301.6)
Edenred	13,096	530,346	(187.9)
Ipsen SA	583	73,363	(26.0)
Kering SA	502	251,764	(89.2)
L’Oreal SA	344	82,913	(29.4)

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

France (continued)
Lagardere SCA	14,479	$378,314	(134.0	) %
Rexel SA	59,131	674,247	(238.8)
Sartorius Stedim Biotech	1,083	119,374	(42.3)
UbiSoft Entertainment SA	1,219	108,182	(38.3)

		3,565,838

Germany
adidas AG	407	96,842	(34.3)
CANCOM SE	825	32,025	(11.3)
Evotec AG	691	16,226	(5.7)
Jenoptik AG	16,266	526,562	(186.5)
Nemetschek SE	3,002	385,286	(136.5)
Salzgitter AG	5,303	160,219	(56.8)
Software AG	41,367	1,502,921	(532.4)

		2,720,081

Italy
Amplifon SpA	10,283	184,224	(65.3)
Ferrari NV	13,803	1,718,613	(608.8)
Fincantieri SpA	55,234	63,929	(22.6)
Hera SpA	330,815	1,118,004	(396.0)
Iren SpA	8,164	20,023	(7.1)
Moncler SpA	21,793	820,172	(290.5)
Saras SpA	68,646	146,264	(51.8)
Terna Rete Elettrica Nazionale SpA	258,096	1,590,661	(563.4)
UnipolSai Assicurazioni SpA	97,131	242,457	(85.9)

		5,904,347

Japan
Advantest Corp.	58,500	1,338,861	(474.3)
Aeon Mall Co. Ltd.	8,800	146,280	(51.8)
Aoyama Trading Co. Ltd.	49,000	1,224,390	(433.7)
Benesse Holdings, Inc.	11,900	310,681	(110.1)
Brother Industries Ltd.	19,800	334,144	(118.4)
Capcom Co. Ltd.	10,800	232,472	(82.4)
Chiyoda Corp.	66,500	202,046	(71.6)
Citizen Watch Co. Ltd.	90,200	481,477	(170.6)
Credit Saison Co. Ltd.	59,500	784,036	(277.7)
CyberAgent, Inc.	22,500	728,762	(258.1)
Dai Nippon Printing Co. Ltd.	2,000	46,290	(16.4)
Dai-ichi Life Holdings, Inc.	6,600	107,164	(38.0)
Dip Corp.	900	16,430	(5.8)
DMG Mori Co. Ltd.	62,700	853,507	(302.3)
East Japan Railway Co.	13,800	1,278,565	(452.9)
Electric Power Development Co. Ltd.	3,500	87,540	(31.0)
en-japan, Inc.	2,400	90,265	(32.0)
Fancl Corp.	1,200	25,935	(9.2)
Glory Ltd.	52,000	1,291,869	(457.6)
Hirose Electric Co. Ltd.	300	32,223	(11.4)
Hitachi Capital Corp.	7,300	166,370	(58.9)
Hitachi Construction Machinery Co. Ltd.	10,800	274,285	(97.2)
Horiba Ltd.	10,600	521,779	(184.8)
Hoshizaki Corp.	1,800	127,823	(45.3)
Japan Steel Works Ltd.	11,400	210,950	(74.7)
Japan Tobacco, Inc.	1,600	40,505	(14.4)
K’s Holdings Corp.	4,200	41,847	(14.8)
Kakaku.com, Inc.	4,700	82,512	(29.2)
Kirin Holdings Co. Ltd.	101,000	2,411,261	(854.1)
Kokuyo Co. Ltd.	2,300	33,587	(11.9)
Komeri Co. Ltd.	16,100	407,381	(144.3)
KYORIN Holdings, Inc.	300	6,370	(2.3)
Kyushu Financial Group, Inc.	61,900	252,164	(89.3)
Leopalace21 Corp.	321,300	1,522,345	(539.2)
Lintec Corp.	43,800	969,921	(343.6)

	Shares	Value	% of Basket Value

Japan (continued)
LIXIL Group Corp.	29,900	$440,331	(156.0	) %
Mabuchi Motor Co. Ltd.	4,100	143,808	(50.9)
Matsumotokiyoshi Holdings Co. Ltd.	2,400	74,141	(26.3)
Mitsubishi Gas Chemical Co., Inc.	32,200	509,296	(180.4)
Mitsubishi Motors Corp.	132,100	820,761	(290.7)
Mixi, Inc.	2,400	60,840	(21.6)
MS&AD Insurance Group Holdings, Inc.	4,700	139,137	(49.3)
Nikon Corp.	30,500	521,502	(184.7)
Nippon Telegraph & Telephone Corp.	16,200	696,408	(246.7)
Nisshinbo Holdings, Inc.	169,500	1,478,734	(523.8)
Nitto Denko Corp.	18,500	1,046,457	(370.7)
Noevir Holdings Co. Ltd.	3,500	149,854	(53.1)
NOK Corp.	6,300	101,750	(36.0)
NTN Corp.	43,300	142,289	(50.4)
Obic Co. Ltd.	3,400	322,212	(114.1)
Ono Pharmaceutical Co. Ltd.	6,800	148,553	(52.6)
Otsuka Corp.	27,400	886,885	(314.2)
Pigeon Corp.	9,600	376,391	(133.3)
Pola Orbis Holdings, Inc.	69,000	2,063,764	(731.0)
Resorttrust, Inc.	500	7,009	(2.5)
Rohm Co. Ltd.	6,000	423,477	(150.0)
Ryohin Keikaku Co. Ltd.	700	166,837	(59.1)
SCSK Corp.	18,400	744,546	(263.7)
Shin-Etsu Chemical Co. Ltd.	6,100	514,331	(182.2)
Showa Shell Sekiyu KK	5,200	77,476	(27.4)
Sompo Holdings, Inc.	21,200	799,329	(283.1)
Sugi Holdings Co. Ltd.	400	16,607	(5.9)
Sumco Corp.	23,200	323,019	(114.4)
Sumitomo Chemical Co. Ltd.	12,000	62,599	(22.2)
Sumitomo Rubber Industries Ltd.	15,300	212,673	(75.3)
Sundrug Co. Ltd.	1,300	41,603	(14.7)
Suruga Bank Ltd.	115,500	495,675	(175.6)
Takashimaya Co. Ltd.	32,300	438,952	(155.5)
Teijin Ltd.	55,600	960,928	(340.4)
Tokai Tokyo Financial Holdings, Inc.	20,200	89,027	(31.5)
Tokyo Broadcasting System Holdings, Inc.	24,600	426,981	(151.2)
Tokyo Tatemono Co. Ltd.	11,000	133,758	(47.4)
Tokyu Fudosan Holdings Corp.	81,000	441,291	(156.3)
Toppan Forms Co. Ltd.	25,000	209,626	(74.3)
Toyobo Co. Ltd.	1,300	19,290	(6.8)
Toyota Boshoku Corp.	1,100	17,904	(6.3)
TS Tech Co. Ltd.	2,300	69,200	(24.5)
Ulvac, Inc.	2,200	72,571	(25.7)
Zeon Corp.	218,400	2,245,456	(795.4)

		35,815,315

Netherlands
BE Semiconductor Industries NV	18,229	472,769	(167.5)
Koninklijke Ahold Delhaize NV	5,006	131,889	(46.7)
Koninklijke KPN NV	79,161	243,358	(86.2)
Wereldhave NV	22,809	730,914	(258.9)

		1,578,930

Norway
Austevoll Seafood ASA	14,590	186,321	(66.0)
Grieg Seafood ASA	6,919	89,399	(31.6)
Salmar ASA	6,673	349,408	(123.8)
Telenor ASA	65,879	1,247,217	(441.8)

		1,872,345

Singapore
Suntec Real Estate Investment Trust	27,900	40,032	(14.2)

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Spain
Acciona SA	5,210	$496,064	(175.7	) %
Almirall SA	14,129	239,715	(84.9)
Endesa SA	8,065	201,717	(71.5)
Mediaset Espana Comunicacion SA	384,082	2,706,091	(958.5)
Siemens Gamesa Renewable Energy SA	20,368	289,168	(102.4)

		3,932,755

Sweden
Hexpol AB	3,091	27,360	(9.7)
Svenska Cellulosa AB SCA, B Shares	25,813	227,051	(80.4)

		254,411

Switzerland
Barry Callebaut AG, Registered Shares	212	360,672	(127.8)
Coca-Cola HBC AG	5,306	178,330	(63.2)
Galenica AG	1,291	58,949	(20.9)
Logitech International SA, Registered Shares	44,565	1,625,852	(575.9)
OC Oerlikon Corp. AG, Registered Shares	106,552	1,376,909	(487.7)
Sunrise Communications Group AG	2,252	189,861	(67.2)
Temenos AG, Registered Shares	1,376	185,738	(65.8)

		3,976,311

United Kingdom
Ashmore Group PLC	97,927	519,782	(184.1)
Auto Trader Group PLC	117,736	706,575	(250.3)
boohoo Group PLC	157,113	388,237	(137.5)
British Land Co. PLC	46,322	348,948	(123.6)
Dialog Semiconductor PLC	14,487	423,549	(150.0)
Drax Group PLC	5,292	27,935	(9.9)
Electrocomponents PLC	302,175	2,157,002	(764.0)
Experian PLC	3,486	87,525	(31.0)
Fevertree Drinks PLC	4,594	155,182	(55.0)
Greggs PLC	4,752	96,752	(34.3)
Hays PLC	200,636	397,837	(140.9)
Hikma Pharmaceuticals PLC	2,145	45,380	(16.1)
IG Group Holdings PLC	6,168	51,371	(18.2)
Inchcape PLC	18,871	141,994	(50.3)
Land Securities Group PLC	28,590	325,136	(115.2)
Moneysupermarket.com Group PLC	153,516	610,540	(216.3)
Pagegroup PLC	175,360	1,016,855	(360.2)
Petrofac Ltd.	26,730	192,647	(68.2)
Rentokil Initial PLC	42,695	188,547	(66.8)
Victrex PLC	22,248	668,068	(236.6)
Vodafone Group PLC	17,977	32,675	(11.6)
William Hill PLC	274,046	634,287	(224.7)

		9,216,824

Total Reference Entity — Long		89,616,575

Reference Entity — Short

Australia
AMP Ltd.	(49,709)	(81,960)	29.0
Fortescue Metals Group Ltd.	(21,663)	(89,488)	31.7
Newcrest Mining Ltd.	(9,954)	(177,089)	62.7
NEXTDC Ltd.	(18,491)	(92,536)	32.8
Nufarm Ltd.	(234,761)	(1,067,176)	378.0
TPG Telecom Ltd.	(8,612)	(43,741)	15.5
Transurban Group	(9,826)	(87,140)	30.9

		(1,639,130)

Belgium
Cofinimmo SA	(13,005)	(1,719,511)	609.1
Euronav NV	(148,720)	(1,164,440)	412.5

		(2,883,951)

	Shares	Value	% of Basket Value

Canada
Agnico Eagle Mines Ltd.	(7,517)	$(326,950)	115.8%
AltaGas Ltd.	(47,915)	(490,473)	173.7
Bombardier, Inc.	(551,015)	(834,522)	295.6
Canadian National Railway Co.	(2,302)	(192,103)	68.0
CCL Industries, Inc., Class B	(22,469)	(947,359)	335.6
Cenovus Energy, Inc.	(36,595)	(285,753)	101.2
Dollarama, Inc.	(24,918)	(670,763)	237.6
Fairfax Financial Holdings Ltd.	(6,006)	(2,841,074)	1,006.4
First Quantum Minerals Ltd.	(12,120)	(140,298)	49.7
Goldcorp, Inc.	(49,924)	(558,532)	197.8
Linamar Corp.	(11,163)	(432,774)	153.3
Metro, Inc.	(8,063)	(293,139)	103.8
Onex Corp.	(10,277)	(580,978)	205.8
Premium Brands Holdings Corp.	(20,449)	(1,204,731)	426.7
Saputo, Inc.	(9,124)	(267,481)	94.8
SNC-Lavalin Group, Inc.	(76,628)	(2,132,719)	755.5
TransCanada Corp.	(9,126)	(388,113)	137.5

		(12,587,762)

China
Yangzijiang Shipbuilding Holdings Ltd.	(266,700)	(278,742)	98.7

Denmark
Ambu A/S	(16,035)	(427,179)	151.3
AP Moeller — Maersk A/S	(981)	(1,311,975)	464.7
AP Moeller — Maersk A/S	(822)	(1,026,199)	363.5

		(2,765,353)

France
Airbus SE	(5,974)	(688,563)	243.9
Altran Technologies SA	(18,424)	(174,047)	61.7
BNP Paribas SA	(6,806)	(320,739)	113.6
EssilorLuxottica SA	(2,430)	(307,830)	109.1
Iliad SA	(2,535)	(290,239)	102.8
Ingenico Group SA	(6,893)	(375,722)	133.1
SEB SA	(6,971)	(1,068,926)	378.6
SOITEC	(3,599)	(276,395)	97.9
Valeo SA	(4,867)	(152,258)	53.9

		(3,654,719)

Germany
Deutsche Bank AG	(34,623)	(307,775)	109.0
Drillisch AG	(6,863)	(285,553)	101.1
Gerresheimer AG	(699)	(47,337)	16.8
Jungheinrich AG	(10,043)	(304,827)	108.0
Leoni AG	(1,367)	(50,645)	17.9
METRO AG	(5,424)	(91,790)	32.5
United Internet AG	(13,324)	(528,646)	187.3

		(1,616,573)

Ireland
Ryanair Holdings PLC	(49,681)	(624,818)	221.3

Italy
Intesa Sanpaolo SpA	(131,185)	(300,168)	106.3
Prysmian SpA	(67,993)	(1,460,713)	517.4
UniCredit SpA	(20,529)	(237,325)	84.1
Unione di Banche Italiane SpA	(97,898)	(251,179)	89.0

		(2,249,385)

Japan
Acom Co. Ltd.	(19,000)	(66,610)	23.6
Advance Residence Investment Corp.	(5)	(14,788)	5.2
Aiful Corp.	(78,600)	(201,106)	71.2
Ain Holdings, Inc.	(4,800)	(351,432)	124.5
ANA Holdings, Inc.	(40,600)	(1,496,508)	530.1

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Bandai Namco Holdings, Inc.	(3,500)	$(154,618)	54.8%
Bridgestone Corp.	(55,400)	(2,132,423)	755.3
Central Japan Railway Co.	(3,600)	(778,040)	275.6
Daiichi Sankyo Co. Ltd.	(15,100)	(523,787)	185.5
Daiwa House REIT Investment Corp.	(857)	(2,018,119)	714.9
Don Quijote Holdings Co. Ltd.	(1,600)	(93,042)	33.0
Dowa Holdings Co. Ltd.	(54,400)	(1,742,871)	617.4
FamilyMart UNY Holdings Co. Ltd.	(4,800)	(562,284)	199.2
Fast Retailing Co. Ltd.	(1,200)	(550,688)	195.1
Goldwin, Inc.	(4,700)	(462,876)	164.0
Hikari Tsushin, Inc.	(5,900)	(945,671)	335.0
HIS Co. Ltd.	(4,500)	(170,165)	60.3
Hitachi Metals Ltd.	(1,700)	(19,125)	6.8
Hitachi Transport System Ltd.	(5,100)	(142,424)	50.4
Idemitsu Kosan Co. Ltd.	(1,900)	(67,046)	23.7
Inpex Corp.	(19,400)	(186,481)	66.0
Ito En Ltd.	(23,400)	(1,043,893)	369.8
Japan Airport Terminal Co. Ltd.	(12,600)	(482,784)	171.0
Japan Lifeline Co. Ltd.	(16,840)	(256,293)	90.8
Japan Prime Realty Investment Corp.	(22)	(89,729)	31.8
Kansai Mirai Financial Group, Inc.	(19,800)	(147,133)	52.1
Keihan Holdings Co. Ltd.	(17,700)	(729,896)	258.5
Keio Corp.	(20,200)	(1,160,438)	411.0
Koito Manufacturing Co. Ltd.	(44,500)	(2,679,953)	949.3
Konica Minolta, Inc.	(60,300)	(607,161)	215.1
Kusuri no Aoki Holdings Co. Ltd.	(7,300)	(484,428)	171.6
LINE Corp.	(6,800)	(244,852)	86.7
Makita Corp.	(32,300)	(1,144,447)	405.4
Maruichi Steel Tube Ltd.	(3,000)	(96,360)	34.1
MEIJI Holdings Co. Ltd.	(700)	(54,128)	19.2
Minebea Mitsumi, Inc.	(197,900)	(3,255,269)	1,153.1
MISUMI Group, Inc.	(57,900)	(1,325,277)	469.4
Mitsubishi Materials Corp.	(11,400)	(326,332)	115.6
Mitsui Fudosan Co. Ltd.	(18,500)	(449,455)	159.2
MTG Co. Ltd.	(500)	(22,056)	7.8
Nabtesco Corp.	(1,500)	(39,685)	14.1
Nagoya Railroad Co. Ltd.	(600)	(15,879)	5.6
NET One Systems Co. Ltd.	(1,100)	(23,054)	8.2
Nexon Co. Ltd.	(14,000)	(212,989)	75.4
Nippo Corp.	(2,400)	(45,814)	16.2
Nippon Kayaku Co. Ltd.	(11,900)	(149,840)	53.1
Nippon Shinyaku Co. Ltd.	(2,400)	(152,521)	54.0
Nippon Suisan Kaisha Ltd.	(28,200)	(174,186)	61.7
Olympus Corp.	(900)	(36,919)	13.1
Oriental Land Co. Ltd.	(4,500)	(461,402)	163.4
Orix JREIT, Inc.	(14)	(24,470)	8.7
Outsourcing, Inc.	(37,000)	(424,784)	150.5
Relo Group, Inc.	(33,300)	(878,925)	311.3
Renesas Electronics Corp.	(109,100)	(629,015)	222.8
Rengo Co. Ltd.	(2,300)	(20,134)	7.1
Seibu Holdings, Inc.	(54,200)	(941,609)	333.5
Seiko Epson Corp.	(1,600)	(24,904)	8.8
SG Holdings Co. Ltd.	(10,300)	(276,485)	97.9
Sharp Corp.	(22,200)	(236,356)	83.7
SMC Corp.	(400)	(132,019)	46.8
SoftBank Group Corp.	(8,400)	(661,615)	234.4
Sojitz Corp.	(110,300)	(424,074)	150.2
Sony Corp.	(17,100)	(856,828)	303.5
Sumitomo Dainippon Pharma Co. Ltd.	(17,400)	(409,665)	145.1
Suzuki Motor Corp.	(25,900)	(1,352,512)	479.1
Taisho Pharmaceutical Holdings Co. Ltd.	(5,500)	(558,630)	197.9
Taiyo Nippon Sanso Corp.	(27,800)	(440,561)	156.1
Terumo Corp.	(3,200)	(182,695)	64.7

	Shares	Value	% of Basket Value

Japan (continued)
Toho Gas Co. Ltd.	(18,700)	$(803,210)	284.5%
Tokyo Electric Power Co. Holdings, Inc.	(291,100)	(1,791,703)	634.7
Toshiba Corp.	(800)	(25,333)	9.0
Toyo Seikan Group Holdings Ltd.	(22,400)	(504,210)	178.6
Toyo Tire Corp.	(16,100)	(226,326)	80.2
Yaoko Co. Ltd.	(10,700)	(561,014)	198.7
Yaskawa Electric Corp.	(4,500)	(127,363)	45.1

		(41,106,717)

Luxembourg
ArcelorMittal	(69,763)	(1,611,332)	570.8

Macau
MGM China Holdings Ltd.	(9,200)	(17,863)	6.3

Netherlands
AMG Advanced Metallurgical Group NV	(4,022)	(145,404)	51.5
GrandVision NV	(18,772)	(418,539)	148.3

		(563,943)

Singapore
City Developments Ltd.	(8,100)	(55,440)	19.7
SembCorp Industries Ltd.	(231,400)	(446,421)	158.1
Sembcorp Marine Ltd.	(622,131)	(742,506)	263.0
Singapore Airlines Ltd.	(98,100)	(704,749)	249.6
Singapore Telecommunications Ltd.	(160,200)	(360,195)	127.6
Venture Corp. Ltd.	(19,700)	(239,291)	84.8
Wilmar International Ltd.	(28,600)	(70,835)	25.1

		(2,619,437)

Spain
Banco Santander SA	(33,428)	(158,537)	56.2

Sweden
BillerudKorsnas AB	(64,918)	(819,807)	290.4
Epiroc AB	(13,471)	(129,353)	45.8
Essity AB	(32,748)	(906,089)	320.9
Husqvarna AB, — B Shares	(53,881)	(411,823)	145.9

		(2,267,072)

Switzerland
Credit Suisse Group AG	(89,401)	(1,086,700)	384.9
Geberit AG	(1,270)	(496,483)	175.9
Glencore PLC	(49,889)	(202,865)	71.8
STMicroelectronics NV	(68,901)	(1,097,569)	388.8

		(2,883,617)

United Kingdom
ASOS PLC	(2,544)	(110,317)	39.1
BT Group PLC	(98,395)	(300,046)	106.3
Capita PLC	(219,231)	(334,151)	118.4
CYBG PLC	(516,871)	(1,238,424)	438.7
Kingfisher PLC	(590)	(1,724)	0.6
Ocado Group PLC	(144,716)	(1,882,832)	666.9
Provident Financial PLC	(28,901)	(199,388)	70.6
Royal Bank of Scotland Group PLC	(551,879)	(1,750,677)	620.1
SSE PLC	(93,384)	(1,435,595)	508.5
Tesco PLC	(307,811)	(901,099)	319.2
TP ICAP PLC	(47,146)	(194,925)	69.0
Weir Group PLC	(21,369)	(422,884)	149.8
Whitbread PLC	(13,230)	(847,714)	300.3

		(9,619,776)

United States
Reliance Worldwide Corp. Ltd.	(214,349)	(750,159)	265.7

Total Reference Entity — Short		(89,898,886)

Net Value of Reference Entity — UBS AG		$(282,311)

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of January 31, 2019 expiration dates 01/09/19 — 03/17/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Australia
Adelaide Brighton Ltd.	85,093	$277,806	62.2%
ALS Ltd.	6,791	35,961	8.0
Altium Ltd.	1,081	19,754	4.4
Ansell Ltd.	10,613	181,209	40.5
Computershare Ltd.	156,586	2,028,513	453.9
Crown Resorts Ltd.	3,244	28,268	6.3
CSR Ltd.	707,474	1,505,902	336.9
Domino’s Pizza Enterprises Ltd.	526	17,445	3.9
DuluxGroup Ltd.	390,619	1,947,893	435.8
Flight Centre Travel Group Ltd.	11,592	363,753	81.4
Harvey Norman Holdings Ltd.	66,935	164,377	36.8
Iluka Resources Ltd.	123,794	787,033	176.1
Metcash Ltd.	191,190	345,018	77.2
Perpetual Ltd.	10,440	248,642	55.6
Platinum Asset Management Ltd.	7,370	24,245	5.4
Qantas Airways Ltd.	771,243	3,057,631	684.1
REA Group Ltd.	3,382	186,913	41.8
Santos Ltd.	27,088	127,807	28.6
SEEK Ltd.	2,551	31,626	7.1
St Barbara Ltd.	35,854	130,741	29.3
WorleyParsons Ltd.	11,411	115,591	25.9

		11,626,128

Austria
Telekom Austria AG	5,915	45,223	10.1
Vienna Insurance Group AG Wiener Versicherung Gruppe	16,329	395,858	88.6
Wienerberger AG	52,734	1,183,881	264.9

		1,624,962

Belgium
Solvay SA	22,820	2,484,408	555.8
UCB SA	53,565	4,641,573	1,038.5

		7,125,981

Bermuda
Liberty Latin America Ltd., Class A	2	35	0.0

Canada
BRP, Inc.	4,866	140,060	31.3
Great-West Lifeco, Inc.	17,185	368,825	82.5
Methanex Corp.	6,429	350,330	78.4
Quebecor, Inc., Class B	112,426	2,646,475	592.1
TFI International, Inc.	8,654	254,756	57.0

		3,760,446

Denmark
Carlsberg A/S, Class B	41,201	4,716,860	1,055.3
GN Store Nord A/S	23,946	1,032,227	231.0
Royal Unibrew A/S	23,568	1,774,983	397.1
William Demant Holding A/S	7,552	238,573	53.4

		7,762,643

Finland
Kesko OYJ, Class B	14,292	822,400	184.0
Valmet OYJ	85,940	1,936,290	433.2

		2,758,690

	Shares	Value	% of Basket Value

France
Arkema SA	8,780	$831,882	186.1%
Capgemini SE	4,804	530,531	118.7
Christian Dior SE	12,482	5,269,556	1,179.0
Edenred	491	19,884	4.5
Faurecia SA	41,948	1,835,202	410.6
Ipsen SA	1,020	128,353	28.7
Kering SA	5,154	2,584,847	578.3
L’Oreal SA	36,742	8,855,743	1,981.3
Lagardere SCA	5,157	134,745	30.1
Sartorius Stedim Biotech	2,885	318,001	71.1
Schneider Electric SE	15,094	1,073,510	240.2
UbiSoft Entertainment SA	3,151	279,640	62.6

		21,861,894

Germany
adidas AG	6,794	1,616,572	361.7
CANCOM SE	1,222	47,436	10.6
Evonik Industries AG	102,029	2,790,345	624.3
Evotec AG	1,574	36,960	8.3
Jenoptik AG	11,183	362,016	81.0
MTU Aero Engines AG	20,842	4,494,414	1,005.5
Nemetschek SE	1,248	160,172	35.8
Software AG	46,181	1,677,821	375.4
Telefonica Deutschland Holding AG	318,233	1,115,678	249.6

		12,301,414

Ireland
Allegion PLC	15,649	1,343,623	300.6

Israel
Wix.com Ltd.	2,223	243,085	54.4

Italy
A2A SpA	9,180	16,750	3.7
Amplifon SpA	5,038	90,258	20.2
Ferrari NV	16,733	2,083,428	466.1
Fincantieri SpA	40,812	47,236	10.6
Hera SpA	123,347	416,856	93.3
Moncler SpA	116,071	4,368,292	977.3
Saras SpA	29,003	61,797	13.8
Terna Rete Elettrica Nazionale SpA	74,759	460,744	103.1
UnipolSai Assicurazioni SpA	75,744	189,071	42.3

		7,734,432

Japan
Advantest Corp.	53,800	1,231,294	275.5
Aoyama Trading Co. Ltd.	18,600	464,768	104.0
Astellas Pharma, Inc.	1,500	22,257	5.0
Benesse Holdings, Inc.	13,700	357,674	80.0
Brother Industries Ltd.	4,100	69,191	15.5
Capcom Co. Ltd.	4,800	103,321	23.1
Citizen Watch Co. Ltd.	23,500	125,440	28.1
Credit Saison Co. Ltd.	21,600	284,625	63.7
CyberAgent, Inc.	4,500	145,752	32.6
Dai Nippon Printing Co. Ltd.	800	18,516	4.1
Dai-ichi Life Holdings, Inc.	14,700	238,684	53.4
DMG Mori Co. Ltd.	31,500	428,795	95.9
East Japan Railway Co.	19,700	1,825,198	408.4
Electric Power Development Co. Ltd.	2,500	62,528	14.0
Glory Ltd.	13,300	330,420	73.9
Hitachi Capital Corp.	3,000	68,371	15.3
Hitachi Construction Machinery Co. Ltd.	5,100	129,524	29.0
Japan Steel Works Ltd.	1,600	29,607	6.6
Japan Tobacco, Inc.	162,200	4,106,211	918.7
K’s Holdings Corp.	3,800	37,862	8.5

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Kakaku.com, Inc.	2,800	$49,156	11.0%
Kikkoman Corp.	6,900	367,079	82.1
Kirin Holdings Co. Ltd.	64,400	1,537,477	344.0
Kokuyo Co. Ltd.	2,100	30,667	6.9
Komeri Co. Ltd.	2,700	68,319	15.3
Konami Holdings Corp.	3,000	137,781	30.8
Kyushu Financial Group, Inc.	18,800	76,586	17.1
Leopalace21 Corp.	152,900	724,453	162.1
Lintec Corp.	12,400	274,590	61.4
LIXIL Group Corp.	26,900	396,151	88.6
Mitsubishi Gas Chemical Co., Inc.	40,900	646,901	144.7
Mitsubishi Motors Corp.	17,500	108,731	24.3
Mitsubishi UFJ Lease & Finance Co. Ltd.	12,200	62,451	14.0
Mixi, Inc.	6,300	159,706	35.7
MS&AD Insurance Group Holdings, Inc.	1,000	29,604	6.6
Nikon Corp.	2,900	49,585	11.1
Nippon Telegraph & Telephone Corp.	23,500	1,010,222	226.0
Nisshinbo Holdings, Inc.	69,600	607,197	135.9
Nitto Denko Corp.	5,700	322,422	72.1
Noevir Holdings Co. Ltd.	800	34,252	7.7
NOK Corp.	1,600	25,841	5.8
NTN Corp.	38,800	127,502	28.5
Obic Co. Ltd.	1,100	104,245	23.3
Ono Pharmaceutical Co. Ltd.	3,600	78,646	17.6
Otsuka Corp.	7,100	229,813	51.4
Pigeon Corp.	2,500	98,018	21.9
Pola Orbis Holdings, Inc.	29,500	882,334	197.4
Resorttrust, Inc.	2,300	32,244	7.2
Ryohin Keikaku Co. Ltd.	200	47,668	10.7
SCSK Corp.	5,800	234,694	52.5
Shin-Etsu Chemical Co. Ltd.	38,100	3,212,462	718.7
Showa Shell Sekiyu KK	2,700	40,228	9.0
Sompo Holdings, Inc.	9,500	358,190	80.1
Sumco Corp.	1,400	19,493	4.4
Sumitomo Chemical Co. Ltd.	176,000	918,119	205.4
Sumitomo Rubber Industries Ltd.	4,500	62,551	14.0
Sundrug Co. Ltd.	600	19,201	4.3
Suruga Bank Ltd.	1,400	6,008	1.4
Teijin Ltd.	39,800	687,859	153.9
Tokyo Broadcasting System Holdings, Inc.	5,200	90,256	20.2
Tokyo Electron Ltd.	6,800	992,940	222.2
Tokyo Tatemono Co. Ltd.	6,200	75,391	16.9
Tokyu Fudosan Holdings Corp.	22,400	122,036	27.3
Toppan Forms Co. Ltd.	39,400	330,370	73.9
TS Tech Co. Ltd.	2,400	72,208	16.2
Ulvac, Inc.	11,300	372,753	83.4
Ushio, Inc.	1,600	18,218	4.1
Zeon Corp.	26,400	271,429	60.7

		26,304,085

Netherlands
Adyen NV	1,726	1,280,733	286.5
BE Semiconductor Industries NV	37,706	977,904	218.8
Koninklijke Ahold Delhaize NV	148,360	3,908,707	874.5
Koninklijke KPN NV	648,535	1,993,739	446.1
Wereldhave NV	16,828	539,253	120.6
Wolters Kluwer NV	91,055	5,662,796	1,267.0

		14,363,132

Norway
Austevoll Seafood ASA	1,379	17,610	3.9
Salmar ASA	38,322	2,006,596	449.0
Subsea 7 SA	19,982	226,742	50.7

	Shares	Value	% of Basket Value

Norway (continued)
Telenor ASA	117,612	$2,226,623	498.2%
TGS Nopec Geophysical Co. ASA	110,784	3,284,195	734.8

		7,761,766

Singapore
Suntec Real Estate Investment Trust	13,100	18,796	4.2

Spain
Acciona SA	1,642	156,341	35.0
ACS Actividades de Construccion y Servicios SA	17,907	9,828	2.2
Almirall SA	8,416	142,787	32.0
Cia de Distribucion Integral Logista Holdings SA	2,329	60,141	13.5
Endesa SA	9,047	226,279	50.6
Mediaset Espana Comunicacion SA	109,650	772,551	172.8
Melia Hotels International SA	88,887	891,775	199.5
Siemens Gamesa Renewable Energy SA	6,955	98,741	22.1

		2,358,443

Sweden
Hexpol AB	6,943	61,457	13.7
SSAB AB, A Shares	46,982	186,241	41.7
Svenska Cellulosa AB SCA, B Shares	46,017	404,764	90.6
Swedish Match AB	47,902	2,146,109	480.1

		2,798,571

Switzerland
Barry Callebaut AG, Registered Shares	51	86,765	19.4
Coca-Cola HBC AG	48,278	1,622,581	363.0
Logitech International SA, Registered Shares	57,837	2,110,051	472.1
OC Oerlikon Corp. AG, Registered Shares	46,588	602,029	134.7
Sunrise Communications Group AG	3,907	329,390	73.7
Temenos AG, Registered Shares	3,087	416,697	93.2

		5,167,513

United Kingdom
Ashmore Group PLC	64,002	339,713	76.0
Atlassian Corp. PLC, Class A	4,300	423,120	94.7
Auto Trader Group PLC	263,507	1,581,398	353.8
Barratt Developments PLC	67,241	475,604	106.4
boohoo Group PLC	118,078	291,779	65.3
British Land Co. PLC	187,718	1,414,098	316.4
Carnival PLC	71,765	4,060,389	908.4
Coca-Cola European Partners PLC	26,072	1,240,506	277.5
Dialog Semiconductor PLC	9,177	268,303	60.0
Drax Group PLC	26,147	138,025	30.9
Electrocomponents PLC	199,122	1,421,383	318.0
Experian PLC	16,803	421,882	94.4
Fevertree Drinks PLC	3,783	127,787	28.6
Great Portland Estates PLC	68,570	658,701	147.4
Greggs PLC	9,972	203,032	45.4
Hays PLC	156,992	311,296	69.6
Hikma Pharmaceuticals PLC	7,477	158,183	35.4
IG Group Holdings PLC	194,488	1,620,768	362.6
Intertek Group PLC	24,555	1,584,513	354.5
Land Securities Group PLC	16,716	190,100	42.5
Moneysupermarket.com Group PLC	525,458	2,089,770	467.6
Pagegroup PLC	122,004	707,461	158.3
Pearson PLC	8,317	98,880	22.1
Persimmon PLC	25,136	784,132	175.4
Petrofac Ltd.	42,646	307,357	68.8
SSP Group PLC	320,769	2,807,573	628.2
TechnipFMC PLC	62,325	1,430,982	320.2
Victrex PLC	32,569	977,989	218.8

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United Kingdom (continued)
Vodafone Group PLC	1,331,983	$2,429,248	543.5%
William Hill PLC	216,088	500,141	111.9
WM Morrison Supermarkets PLC	1,356,511	4,171,486	933.3

		33,235,599

United States
ACI Worldwide, Inc.	2,044	60,421	13.5
ADT, Inc.	2,176	15,711	3.5
AGCO Corp.	5,553	356,503	79.8
Albemarle Corp.	1,420	114,637	25.6
Allstate Corp.	47,660	4,187,884	937.0
AMC Networks, Inc., Class A	18,938	1,191,958	266.7
American Express Co.	13,592	1,395,898	312.3
American Financial Group, Inc.	23,163	2,209,519	494.3
AmerisourceBergen Corp.	8,307	692,555	154.9
Anadarko Petroleum Corp.	42,601	2,016,305	451.1
Antero Resources Corp.	11,615	116,847	26.1
Apache Corp.	28,153	923,981	206.7
Apartment Investment & Management Co., Class A	35,315	1,748,799	391.3
Apple Hospitality REIT, Inc.	36,332	596,208	133.4
Aramark	6,465	213,022	47.7
Arthur J Gallagher & Co.	7,128	532,533	119.1
AutoNation, Inc.	1,510	58,513	13.1
Avista Corp.	26,536	1,110,532	248.5
BancorpSouth Bank	46,299	1,351,005	302.3
Bank of Hawaii Corp.	8,600	665,038	148.8
BB&T Corp.	43,107	2,103,622	470.6
Box, Inc., Class A	1,158	24,225	5.4
Boyd Gaming Corp.	7,570	206,812	46.3
Broadridge Financial Solutions, Inc.	5,855	590,360	132.1
Cardinal Health, Inc.	10,242	511,793	114.5
Carnival Corp.	21,783	1,254,265	280.6
CBS Corp., Class B	2,651	131,118	29.3
CDW Corp.	50,909	4,239,192	948.4
Cerner Corp.	28,540	1,567,131	350.6
Cinemark Holdings, Inc.	33,244	1,360,344	304.4
Cirrus Logic, Inc.	10,274	381,679	85.4
Citizens Financial Group, Inc.	151,528	5,139,830	1,149.9
CNO Financial Group, Inc.	7,831	140,018	31.3
CoreSite Realty Corp.	523	51,667	11.6
Cornerstone OnDemand, Inc.	2,968	170,185	38.1
Cracker Barrel Old Country Store, Inc.	903	151,054	33.8
Crane Co.	87,642	7,253,252	1,622.8
Crimson Wine Group Ltd.	1	8	0.0
Cullen/Frost Bankers, Inc.	14,038	1,365,617	305.5
CyrusOne, Inc.	2,759	149,538	33.5
Discover Financial Services	8,283	559,020	125.1
Domino’s Pizza, Inc.	9,013	2,557,258	572.1
Dropbox, Inc., Class A	28,293	699,120	156.4
Dunkin’ Brands Group, Inc.	29,721	2,032,619	454.8
Eagle Materials, Inc.	14,118	1,002,378	224.3
EastGroup Properties, Inc.	10,163	1,051,464	235.2
Eastman Chemical Co.	10,930	881,177	197.1
Equity LifeStyle Properties, Inc.	10,674	1,130,163	252.9
Evercore, Inc., Class A	4,326	386,961	86.6
Extended Stay America, Inc.	147,774	2,526,935	565.4
FactSet Research Systems, Inc.	2,342	512,031	114.6
Fidelity National Financial, Inc.	6,164	222,890	49.9
Fifth Third Bancorp	21,461	575,584	128.8
First American Financial Corp.	60,248	3,017,220	675.0
First Horizon National Corp.	67,523	991,238	221.8
Fluor Corp.	11,792	431,233	96.5

	Shares	Value	% of Basket Value

United States (continued)
Fortinet, Inc.	23,255	$1,780,635	398.4%
GATX Corp.	7,266	549,891	123.0
GoDaddy, Inc., Class A	17,226	1,182,220	264.5
H&R Block, Inc.	29,572	697,603	156.1
Halliburton Co.	8,479	265,901	59.5
HEICO Corp.	7,864	664,508	148.7
Hershey Co.	4,599	487,954	109.2
HP, Inc.	14,976	329,921	73.8
HubSpot, Inc.	1,893	299,681	67.0
Huntington Bancshares, Inc.	124,146	1,643,693	367.7
IDACORP, Inc.	7,818	762,255	170.5
Insperity, Inc.	39,143	4,175,775	934.3
Interpublic Group of Cos., Inc.	118,755	2,701,676	604.5
Invesco Ltd.	57,164	1,041,528	233.0
JB Hunt Transport Services, Inc.	7,628	816,501	182.7
KAR Auction Services, Inc.	2,514	130,753	29.2
Kellogg Co.	8,726	514,921	115.2
Knight-Swift Transportation Holdings, Inc.	9,113	289,338	64.7
Kohl’s Corp.	13,299	913,508	204.4
Lamar Advertising Co., Class A	870	64,772	14.5
Landstar System, Inc.	75,704	7,690,012	1,720.5
Lennox International, Inc.	2,069	474,380	106.1
Lincoln National Corp.	39,090	2,286,374	511.5
Macquarie Infrastructure Corp.	11,764	507,852	113.6
Manhattan Associates, Inc.	12,269	598,359	133.9
Masimo Corp.	6,053	752,933	168.5
Medidata Solutions, Inc.	301	21,359	4.8
Morgan Stanley	27,637	1,169,045	261.6
Mosaic Co.	10,583	341,619	76.4
National Instruments Corp.	73,485	3,249,507	727.0
New Relic, Inc.	18,393	1,869,648	418.3
NIKE, Inc., Class B	4,828	395,317	88.4
Nordstrom, Inc.	28,063	1,302,404	291.4
NorthWestern Corp.	1,104	70,557	15.8
Nu Skin Enterprises, Inc., Class A	1,740	114,231	25.6
OGE Energy Corp.	20,244	828,992	185.5
Outfront Media, Inc.	13,352	277,054	62.0
PacWest Bancorp	154,245	5,952,315	1,331.7
Park Hotels & Resorts, Inc.	139,535	4,195,817	938.7
Patterson Cos., Inc.	12,026	268,060	60.0
Penske Automotive Group, Inc.	6,275	294,172	65.8
Perrigo Co. PLC	2,437	113,199	25.3
Philip Morris International, Inc.	53,404	4,097,155	916.7
Pinnacle Financial Partners, Inc.	20,964	1,127,234	252.2
Pinnacle West Capital Corp.	4,484	395,130	88.4
Portland General Electric Co.	45,795	2,212,814	495.1
PPL Corp.	74,490	2,333,027	522.0
Prologis, Inc.	43,091	2,980,174	666.8
Prosperity Bancshares, Inc.	12,173	865,987	193.7
Pure Storage, Inc., Class A	27,171	486,633	108.9
Quest Diagnostics, Inc.	37,541	3,279,206	733.7
RingCentral, Inc., Class A	2,770	256,059	57.3
RLJ Lodging Trust	7,829	145,228	32.5
Robert Half International, Inc.	45,002	2,899,479	648.7
Rockwell Automation, Inc.	32,349	5,483,802	1,226.9
Ryder System, Inc.	47,866	2,771,920	620.2
Ryman Hospitality Properties, Inc.	9,696	779,074	174.3
salesforce.com, Inc.	654	99,388	22.2
SBA Communications Corp.	388	70,822	15.8
Scotts Miracle-Gro Co., Class A	715	53,160	11.9
SEI Investments Co.	6,728	319,849	71.6
ServiceNow, Inc.	1,854	407,917	91.3

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Silicon Laboratories, Inc.	4,339	$331,933	74.3%
Sinclair Broadcast Group, Inc., Class A	28,315	872,385	195.2
Sirius XM Holdings, Inc.	32,481	189,364	42.4
SITE Centers Corp.	7,017	91,712	20.5
Six Flags Entertainment Corp.	1,093	67,318	15.1
Snap-on, Inc.	58,732	9,748,925	2,181.2
Spirit Realty Capital, Inc.	4,940	196,217	43.9
Steel Dynamics, Inc.	16,735	612,334	137.0
Synchrony Financial	5,495	165,070	36.9
Synovus Financial Corp.	36,674	1,298,993	290.6
Tableau Software, Inc., Class A	7,948	1,016,072	227.3
Target Corp.	8,454	617,142	138.1
TD Ameritrade Holding Corp.	2,805	156,940	35.1
Teradyne, Inc.	2,594	93,358	20.9
Thor Industries, Inc.	6,242	406,479	90.9
Travelers Cos., Inc.	5,764	723,613	161.9
TripAdvisor, Inc.	1,926	110,514	24.7
Umpqua Holdings Corp.	20,545	363,236	81.3
Unum Group	117,971	4,100,672	917.5
Veeva Systems, Inc., Class A	8,197	893,965	200.0
Vulcan Materials Co.	903	91,790	20.5
Western Union Co.	233,571	4,262,671	953.7
Westrock Co.	130,674	5,319,739	1,190.2
Whirlpool Corp.	2,999	398,897	89.2
Yelp, Inc.	25,070	913,049	204.3

		181,119,556

Total Reference Entity — Long		351,270,794

Reference Entity — Short

Australia
AMP Ltd.	(8,872)	(14,628)	(3.3)
Atlas Arteria Ltd.	(441,946)	(2,141,390)	(479.1)
Newcrest Mining Ltd.	(149,489)	(2,659,526)	(595.0)
Nufarm Ltd.	(19,346)	(87,943)	(19.7)
Transurban Group	(112,567)	(998,273)	(223.3)

		(5,901,760)

Austria
ams AG	(8,266)	(221,578)	(49.6)

Belgium
Cofinimmo SA	(3,856)	(509,837)	(114.1)
Euronav NV	(90,819)	(711,090)	(159.1)

		(1,220,927)

Bermuda
Axis Capital Holdings Ltd.	(48,833)	(2,615,007)	(585.1)
Marvell Technology Group Ltd.	(28,314)	(524,659)	(117.4)
RenaissanceRe Holdings Ltd.	(2,239)	(309,049)	(69.1)

		(3,448,715)

Canada
Agnico Eagle Mines Ltd.	(5,194)	(225,912)	(50.5)
Dollarama, Inc.	(13,736)	(369,757)	(82.7)
Fairfax Financial Holdings Ltd.	(2,901)	(1,372,287)	(307.0)
Goldcorp, Inc.	(90,037)	(1,007,302)	(225.4)
Metro, Inc.	(21,919)	(796,888)	(178.3)
Saputo, Inc.	(41,502)	(1,216,680)	(272.2)
Stars Group, Inc.	(28,085)	(508,499)	(113.8)

		(5,497,325)

Denmark
Ambu A/S	(18,981)	(505,661)	(113.1)

	Shares	Value	% of Basket Value

Denmark (continued)
AP Moeller — Maersk A/S	(697)	$(932,158)	(208.6	) %
AP Moeller — Maersk A/S	(430)	(536,820)	(120.1)
ISS A/S	(5,698)	(161,486)	(36.1)
Orsted A/S	(74,308)	(5,369,686)	(1,201.4)
Pandora A/S	(12,343)	(536,026)	(119.9)

		(8,041,837)

Finland
Fortum OYJ	(144,483)	(3,283,800)	(734.7)
Konecranes OYJ	(14,037)	(486,047)	(108.7)

		(3,769,847)

France
Airbus SE	(15,111)	(1,741,693)	(389.7)
Altran Technologies SA	(265,072)	(2,504,074)	(560.3)
BNP Paribas SA	(14,865)	(700,527)	(156.7)
Elis SA	(201,685)	(3,262,510)	(729.9)
EssilorLuxottica SA	(54,164)	(6,861,445)	(1,535.1)
Iliad SA	(1,520)	(174,029)	(38.9)
Ingenico Group SA	(7,242)	(394,745)	(88.3)
SEB SA	(1,710)	(262,210)	(58.7)
SOITEC	(1,004)	(77,105)	(17.3)
Valeo SA	(7,672)	(240,008)	(53.7)

		(16,218,346)

Germany
BASF SE	(29,491)	(2,160,441)	(483.4)
Gerresheimer AG	(2,041)	(138,218)	(30.9)
Grenke AG	(510)	(46,897)	(10.5)
United Internet AG	(29,149)	(1,156,522)	(258.8)
Zalando SE	(92,143)	(2,811,596)	(629.0)

		(6,313,674)

Ireland
Ryanair Holdings PLC	(54,739)	(688,430)	(154.0)

Italy
Banco BPM SpA	(159,347)	(309,315)	(69.2)
Prysmian SpA	(187,413)	(4,026,247)	(900.8)
UniCredit SpA	(11,981)	(138,506)	(31.0)
Unione di Banche Italiane SpA	(437,438)	(1,122,346)	(251.1)

		(5,596,414)

Japan
ANA Holdings, Inc.	(12,600)	(464,433)	(103.9)
Bridgestone Corp.	(37,800)	(1,454,974)	(325.5)
Central Japan Railway Co.	(3,300)	(713,203)	(159.6)
Ci:z Holdings Co. Ltd.	(3,000)	(161,504)	(36.1)
Daiichi Sankyo Co. Ltd.	(1,900)	(65,907)	(14.7)
Daiwa House REIT Investment Corp.	(110)	(259,035)	(58.0)
Don Quijote Holdings Co. Ltd.	(10,700)	(622,217)	(139.2)
Dowa Holdings Co. Ltd.	(21,100)	(676,003)	(151.2)
FamilyMart UNY Holdings Co. Ltd.	(2,200)	(257,714)	(57.7)
Hikari Tsushin, Inc.	(3,400)	(544,963)	(121.9)
Hitachi Transport System Ltd.	(1,200)	(33,511)	(7.5)
Idemitsu Kosan Co. Ltd.	(2,800)	(98,805)	(22.1)
Ito En Ltd.	(1,300)	(57,994)	(13.0)
Japan Airport Terminal Co. Ltd.	(1,900)	(72,801)	(16.3)
Keihan Holdings Co. Ltd.	(6,000)	(247,422)	(55.4)
Keio Corp.	(3,700)	(212,556)	(47.6)
Kintetsu Group Holdings Co. Ltd.	(1,000)	(43,643)	(9.8)
Kobe Bussan Co. Ltd.	(11,700)	(363,380)	(81.3)
Koito Manufacturing Co. Ltd.	(7,300)	(439,633)	(98.4)
Konica Minolta, Inc.	(18,100)	(182,249)	(40.8)
Kusuri no Aoki Holdings Co. Ltd.	(2,600)	(172,536)	(38.6)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Japan (continued)
Maeda Road Construction Co. Ltd.	(800)	$(15,576)	(3.5	) %
Makita Corp.	(8,900)	(315,343)	(70.6)
Maruichi Steel Tube Ltd.	(900)	(28,908)	(6.5)
MEIJI Holdings Co. Ltd.	(400)	(30,930)	(6.9)
Minebea Mitsumi, Inc.	(129,000)	(2,121,929)	(474.7)
MISUMI Group, Inc.	(6,400)	(146,490)	(32.8)
Mitsui Fudosan Co. Ltd.	(7,900)	(191,929)	(42.9)
Nabtesco Corp.	(1,200)	(31,748)	(7.1)
Nexon Co. Ltd.	(1,200)	(18,256)	(4.1)
Nidec Corp.	(8,100)	(974,090)	(217.9)
Oriental Land Co. Ltd.	(700)	(71,774)	(16.1)
Renesas Electronics Corp.	(37,100)	(213,900)	(47.9)
SBI Holdings, Inc.	(40,400)	(863,016)	(193.1)
Seibu Holdings, Inc.	(21,000)	(364,830)	(81.6)
SG Holdings Co. Ltd.	(3,100)	(83,214)	(18.6)
Sharp Corp.	(7,000)	(74,527)	(16.7)
SoftBank Group Corp.	(64,000)	(5,040,878)	(1,127.8)
Sojitz Corp.	(19,600)	(75,357)	(16.9)
Sony Corp.	(7,600)	(380,813)	(85.2)
Sumitomo Dainippon Pharma Co. Ltd.	(5,400)	(127,137)	(28.4)
Sumitomo Metal Mining Co. Ltd.	(8,900)	(257,414)	(57.6)
Suzuki Motor Corp.	(6,800)	(355,100)	(79.4)
Taisho Pharmaceutical Holdings Co. Ltd.	(1,000)	(101,569)	(22.7)
Taiyo Nippon Sanso Corp.	(2,600)	(41,204)	(9.2)
Terumo Corp.	(1,000)	(57,092)	(12.8)
Toho Gas Co. Ltd.	(4,300)	(184,695)	(41.3)
Tokyo Electric Power Co. Holdings, Inc.	(388,900)	(2,393,657)	(535.5)
Toyo Seikan Group Holdings Ltd.	(4,600)	(103,543)	(23.2)
Toyo Tire Corp.	(3,100)	(43,578)	(9.7)
Universal Entertainment Corp.	(12,300)	(370,150)	(82.8)
Yamaguchi Financial Group, Inc.	(1,900)	(19,314)	(4.3)
Yaoko Co. Ltd.	(1,300)	(68,161)	(15.2)

		(22,310,605)

Luxembourg
ArcelorMittal	(379,566)	(8,766,922)	(1,961.5)
Tenaris SA	(11,068)	(139,027)	(31.1)

		(8,905,949)

Netherlands
AMG Advanced Metallurgical Group NV	(5,514)	(199,342)	(44.6)
Boskalis Westminster	(15,125)	(397,450)	(88.9)
GrandVision NV	(8,088)	(180,330)	(40.4)
Heineken NV	(7,878)	(707,594)	(158.3)
ING Groep NV	(55,344)	(656,701)	(146.9)
OCI NV	(104,052)	(2,200,451)	(492.3)

		(4,341,868)

Norway
Yara International ASA	(40,851)	(1,689,235)	(377.9)

Puerto Rico
Popular, Inc.	(4,494)	(245,417)	(54.9)

Singapore
City Developments Ltd.	(37,800)	(258,718)	(57.9)
SembCorp Industries Ltd.	(137,400)	(265,075)	(59.3)
Singapore Airlines Ltd.	(55,100)	(395,838)	(88.6)
Singapore Telecommunications Ltd.	(2,794,300)	(6,282,721)	(1,405.6)
Venture Corp. Ltd.	(1,500)	(18,220)	(4.1)
Wilmar International Ltd.	(28,900)	(71,578)	(16.0)

		(7,292,150)

Spain
Banco Santander SA	(380,271)	(1,803,486)	(403.5)

	Shares	Value	% of Basket Value

Spain (continued)
Bankia SA	(914,039)	$(2,664,400)	(596.1	) %

		(4,467,886)

Sweden
Essity AB	(105,951)	(2,931,509)	(655.9)
Husqvarna AB — B Shares	(88,153)	(673,771)	(150.7)
JM AB	(2,051)	(41,464)	(9.3)
Nibe Industrier AB — B Shares	(107,928)	(1,227,325)	(274.6)
Telia Co. AB	(230,937)	(1,006,412)	(225.1)
Veoneer, Inc.	(1,075)	(32,046)	(7.2)

		(5,912,527)

Switzerland
Credit Suisse Group AG	(587,029)	(7,135,540)	(1,596.5)
Geberit AG	(9,349)	(3,654,817)	(817.7)
Glencore PLC	(168,926)	(686,907)	(153.7)
Lonza Group AG	(8,954)	(2,365,630)	(529.3)
STMicroelectronics NV	(253,714)	(4,041,578)	(904.2)

		(17,884,472)

United Kingdom
Aptiv PLC	(37,217)	(2,944,981)	(658.9)
ASOS PLC	(15,817)	(685,884)	(153.5)
BT Group PLC	(1,572,058)	(4,793,834)	(1,072.5)
Janus Henderson Group PLC	(158,142)	(3,452,240)	(772.4)
Kingfisher PLC	(296,392)	(865,865)	(193.7)
Linde PLC	(1,742)	(283,963)	(63.5)
Melrose Industries PLC	(746,651)	(1,654,973)	(370.3)
Provident Financial PLC	(146,689)	(1,012,009)	(226.4)
Prudential PLC	(64,113)	(1,253,802)	(280.5)
Reckitt Benckiser Group PLC	(3,491)	(268,455)	(60.1)
Royal Bank of Scotland Group PLC	(1,122,047)	(3,559,370)	(796.3)
SSE PLC	(269,800)	(4,147,643)	(928.0)
Tesco PLC	(2,160,827)	(6,325,694)	(1,415.3)
TP ICAP PLC	(434,091)	(1,794,751)	(401.5)
Weir Group PLC	(14,790)	(292,688)	(65.5)
Whitbread PLC	(64,096)	(4,106,962)	(918.9)

		(37,443,114)

United States
Advanced Micro Devices, Inc.	(76,330)	(1,863,215)	(416.9)
Alcoa Corp.	(9,735)	(288,935)	(64.6)
Allegheny Technologies, Inc.	(13,489)	(369,464)	(82.7)
Amphenol Corp., Class A	(11,750)	(1,033,060)	(231.1)
Annaly Capital Management, Inc.	(72,860)	(760,658)	(170.2)
Arch Capital Group Ltd.	(6,470)	(189,894)	(42.5)
Arconic, Inc.	(27,114)	(510,285)	(114.2)
Armstrong World Industries, Inc.	(6,596)	(448,792)	(100.4)
Arrow Electronics, Inc.	(40,489)	(3,075,140)	(688.0)
Ashland Global Holdings, Inc.	(5,570)	(422,763)	(94.6)
Aspen Technology, Inc.	(14,000)	(1,352,820)	(302.7)
Avanos Medical, Inc.	(8,278)	(377,063)	(84.4)
Baker Hughes a GE Co.	(8,119)	(191,365)	(42.8)
Bank of New York Mellon Corp.	(38,874)	(2,033,888)	(455.0)
Becton Dickinson & Co.	(34,149)	(8,518,810)	(1,905.9)
Bio-Techne Corp.	(3,951)	(689,291)	(154.2)
BWX Technologies, Inc.	(28,873)	(1,340,285)	(299.9)
Campbell Soup Co.	(19,764)	(700,238)	(156.7)
Carvana Co.	(55,327)	(2,055,398)	(459.9)
Catalent, Inc.	(18,474)	(682,245)	(152.6)
Cboe Global Markets, Inc.	(10,043)	(936,711)	(209.6)
CF Industries Holdings, Inc.	(4,500)	(196,425)	(43.9)
Charter Communications, Inc.	(8,261)	(2,734,804)	(611.9)
Chegg, Inc.	(13,092)	(461,100)	(103.2)

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Cleveland-Cliffs, Inc.	(57,362)	$(614,347)	(137.5	) %
Coherent, Inc.	(10,095)	(1,193,229)	(267.0)
Commerce Bancshares, Inc.	(5,078)	(303,664)	(67.9)
Commercial Metals Co.	(61,327)	(1,070,156)	(239.4)
Conduent, Inc.	(29,298)	(373,549)	(83.6)
Coty, Inc., Class A	(112,382)	(872,084)	(195.1)
Coupa Software, Inc.	(2,450)	(213,052)	(47.7)
Credit Acceptance Corp.	(995)	(396,030)	(88.6)
Cree, Inc.	(42,222)	(2,129,255)	(476.4)
Darling International, Inc.	(137,219)	(2,918,648)	(653.0)
Dentsply Sirona, Inc.	(49,600)	(2,080,720)	(465.5)
Diamondback Energy, Inc.	(17,979)	(1,853,994)	(414.8)
Dollar Tree, Inc.	(43,182)	(4,181,313)	(935.5)
Dover Corp.	(3,828)	(336,213)	(75.2)
DowDuPont, Inc.	(143,251)	(7,708,336)	(1,724.6)
DXC Technology Co.	(51,260)	(3,286,791)	(735.4)
Element Solutions, Inc.	(52,832)	(593,832)	(132.9)
EnerSys	(12,154)	(1,036,250)	(231.8)
Entegris, Inc.	(14,377)	(475,160)	(106.3)
Equifax, Inc.	(40,602)	(4,345,226)	(972.2)
Equity Commonwealth	(28,444)	(920,448)	(205.9)
First Solar, Inc.	(44,261)	(2,239,164)	(501.0)
Floor & Decor Holdings, Inc.	(17,318)	(593,834)	(132.9)
Fortive Corp.	(10,767)	(807,417)	(180.6)
General Electric Co.	(63,904)	(649,265)	(145.3)
Genesee & Wyoming, Inc., Class A	(8,179)	(642,215)	(143.7)
Global Payments, Inc.	(48,426)	(5,437,271)	(1,216.5)
Grand Canyon Education, Inc.	(33,811)	(3,142,394)	(703.1)
Graphic Packaging Holding Co.	(75,312)	(909,016)	(203.4)
Guardant Health, Inc.	(1,156)	(46,633)	(10.4)
Healthcare Services Group, Inc.	(40,973)	(1,787,242)	(399.9)
Hilton Grand Vacations, Inc.	(21,769)	(660,471)	(147.8)
Howard Hughes Corp.	(17,212)	(1,911,220)	(427.6)
ICU Medical, Inc.	(4,921)	(1,224,345)	(273.9)
II-VI, Inc.	(30,537)	(1,159,185)	(259.3)
Ingevity Corp.	(21,103)	(1,985,159)	(444.1)
Integra LifeSciences Holdings Corp.	(2,763)	(130,856)	(29.3)
IPG Photonics Corp.	(1,894)	(251,902)	(56.4)
Iron Mountain, Inc.	(66,095)	(2,458,734)	(550.1)
John Bean Technologies Corp.	(1,775)	(141,006)	(31.5)
Johnson Controls International PLC	(27,324)	(922,731)	(206.4)
KBR, Inc.	(1,452)	(24,974)	(5.6)
Lear Corp.	(22,054)	(3,394,772)	(759.5)
Leggett & Platt, Inc.	(22,106)	(905,462)	(202.6)
LendingTree, Inc.	(1,593)	(472,070)	(105.6)
Lennar Corp.	(2,061)	(97,733)	(21.9)
Liberty Broadband Corp.	(17,652)	(1,500,773)	(335.8)
Lincoln Electric Holdings, Inc.	(1,421)	(122,831)	(27.5)
LKQ Corp.	(257,668)	(6,756,055)	(1,511.6)
Louisiana-Pacific Corp.	(1,585)	(38,642)	(8.6)
Lowe’s Cos., Inc.	(50,466)	(4,852,811)	(1,085.7)
LPL Financial Holdings, Inc.	(4,624)	(325,391)	(72.8)
MGM Resorts International	(1,649)	(48,547)	(10.9)
Microchip Technology, Inc.	(114,337)	(9,189,265)	(2,055.9)
Micron Technology, Inc.	(46,986)	(1,795,805)	(401.8)
Mohawk Industries, Inc.	(24,309)	(3,130,756)	(700.5)
Molina Healthcare, Inc.	(2,565)	(341,094)	(76.3)
Navistar International Corp.	(14,882)	(488,725)	(109.3)
NextEra Energy, Inc.	(31,530)	(5,643,239)	(1,262.6)
NiSource, Inc.	(122,303)	(3,336,426)	(746.5)
Nordson Corp.	(5,365)	(695,519)	(155.6)
Okta, Inc.	(2,527)	(208,301)	(46.6)

	Shares	Value	% of Basket Value

United States (continued)
Ollie’s Bargain Outlet Holdings, Inc.	(7,919)	$(619,028)	(138.5	) %
Owens-Illinois, Inc.	(21,380)	(429,097)	(96.0)
PDC Energy, Inc.	(16,596)	(540,532)	(120.9)
Peabody Energy Corp.	(42,650)	(1,522,605)	(340.7)
PPG Industries, Inc.	(1,529)	(161,218)	(36.1)
Proofpoint, Inc.	(5,800)	(590,846)	(132.2)
Qurate Retail, Inc.	(113,813)	(2,475,433)	(553.8)
Red Rock Resorts, Inc., Class A	(4,308)	(109,337)	(24.5)
Reliance Worldwide Corp. Ltd.	(220,917)	(773,145)	(173.0)
Roku, Inc.	(5,429)	(244,034)	(54.6)
Sabra Health Care REIT, Inc.	(120,298)	(2,470,921)	(552.8)
Sabre Corp.	(5,548)	(127,493)	(28.5)
Sanderson Farms, Inc.	(3,486)	(429,127)	(96.0)
Sherwin-Williams Co.	(5,277)	(2,224,361)	(497.7)
Sprouts Farmers Market, Inc.	(1,011)	(24,244)	(5.4)
Stanley Black & Decker, Inc.	(4,424)	(559,371)	(125.1)
Starwood Property Trust, Inc.	(47,822)	(1,055,910)	(236.2)
Stericycle, Inc.	(10,227)	(450,806)	(100.9)
Sterling Bancorp	(193,120)	(3,715,629)	(831.3)
SYNNEX Corp.	(1,850)	(179,006)	(40.0)
Tesla, Inc.	(5,164)	(1,585,451)	(354.7)
Trade Desk, Inc., Class A	(886)	(126,414)	(28.3)
Trimble Inc.	(72,095)	(2,715,098)	(607.5)
Trinity Industries, Inc.	(53,320)	(1,246,622)	(278.9)
Two Harbors Investment Corp.	(46,239)	(674,627)	(150.9)
Union Pacific Corp.	(5,731)	(911,630)	(204.0)
United States Steel Corp.	(38,969)	(878,361)	(196.5)
Uniti Group, Inc.	(124,288)	(2,474,574)	(553.6)
Universal Display Corp.	(6,609)	(686,212)	(153.5)
US Foods Holding Corp.	(46,094)	(1,554,290)	(347.7)
Verisk Analytics, Inc., Class A	(43,260)	(5,079,157)	(1,136.4)
Virtu Financial, Inc., Class A	(31,473)	(804,135)	(179.9)
Vistra Energy Corp.	(49,405)	(1,240,560)	(277.6)
Walgreens Boots Alliance, Inc.	(16,194)	(1,170,178)	(261.8)
Walmart, Inc.	(12,282)	(1,176,984)	(263.3)
WEX, Inc.	(896)	(144,552)	(32.3)
Worldpay, Inc., Class A	(34,759)	(2,901,681)	(649.2)
Zayo Group Holdings, Inc.	(26,772)	(734,891)	(164.4)

		(183,411,757)

Total Reference Entity — Short		(350,823,833)

Net Value of Reference Entity — Goldman Sachs & Co.		$446,961

The following table represents the individual long and short positions and related values of the equity securities underlying the total return swap with Goldman Sachs & Co. as of January 31, 2019 expiration dates 01/25/19 — 02/27/23:

	Shares	Value	% of Basket Value

Reference Entity — Long

Argentina
Despegar.com Corp.	16,124	$242,182	94.1%
Globant SA	4,255	287,638	111.7

		529,820

Bermuda
Assured Guaranty Ltd.	798	32,367	12.6
Golar LNG Ltd.	14,016	312,136	121.2
Liberty Latin America Ltd., Class C	33,850	591,698	229.8

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Bermuda (continued)
Nabors Industries Ltd.	43,475	$128,686	50.0%

		1,064,887

Brazil
Cosan Ltd., Class A	14,879	164,115	63.7

Canada
IMAX Corp.	6,677	138,681	53.9
Lions Gate Entertainment Corp., Class B	6,754	118,398	46.0
Waste Connections, Inc.	11,335	947,153	367.8

		1,204,232

China
SINA Corp.	2,286	140,406	54.5

Ireland
Adient PLC	8,758	172,883	67.2
Allegion PLC	18,325	1,573,384	611.0

		1,746,267

Israel
Orbotech Ltd.	3,613	221,585	86.0
Taro Pharmaceutical Industries Ltd.	745	70,880	27.5
Tower Semiconductor Ltd.	5,407	80,510	31.3

		372,975

Italy
Ferrari NV	4,292	542,080	210.5

Monaco
GasLog Ltd.	1,967	35,268	13.7

Netherlands
Aegon NV	112,856	583,466	226.6
Constellium NV, Class A	3,902	32,152	12.5
Core Laboratories NV	930	62,738	24.4
Koninklijke Philips NV	9,988	393,827	152.9

		1,072,183

Peru
Credicorp Ltd.	1,491	361,985	140.6
Southern Copper Corp.	8,014	269,431	104.6

		631,416

Puerto Rico
EVERTEC, Inc.	916	25,346	9.8

Switzerland
UBS Group AG	33,924	439,655	170.7

United Kingdom
Coca-Cola European Partners PLC	11,639	553,784	215.1
Ferroglobe PLC	8,248	18,888	7.4
IHS Markit Ltd.	4,460	231,563	89.9
Linde PLC	740	120,627	46.9
Seadrill Ltd.	12,704	109,254	42.4
Sensata Technologies Holding PLC	18,210	864,975	335.9
STERIS PLC	8,276	943,961	366.6
TechnipFMC PLC	4,680	107,453	41.7
Willis Towers Watson PLC	1,288	209,673	81.4

		3,160,178

United States
3M Co.	5,884	1,178,565	457.7
Aaron’s, Inc.	1,080	54,065	21.0
ABIOMED, Inc.	886	311,048	120.8
Acadia Healthcare Co., Inc.	1,768	48,372	18.8
Acadia Realty Trust	11,127	319,679	124.1
ACCO Brands Corp.	32,279	285,024	110.7

	Shares	Value	% of Basket Value

United States (continued)
ACI Worldwide, Inc.	8,845	$261,458	101.5%
Activision Blizzard, Inc.	1,415	66,845	26.0
Adobe, Inc.	3,710	919,412	357.1
ADT, Inc.	37,093	267,811	104.0
Adtalem Global Education, Inc.	10,035	490,711	190.6
Advance Auto Parts, Inc.	4,673	743,942	288.9
Advanced Drainage Systems, Inc.	3,336	85,068	33.0
AES Corp.	21,604	354,090	137.5
Aflac, Inc.	35,041	1,671,456	649.1
Air Lease Corp.	1,888	71,631	27.8
Air Products & Chemicals, Inc.	6,899	1,134,127	440.4
Air Transport Services Group, Inc.	1,095	26,006	10.1
Albemarle Corp.	7,800	629,694	244.5
Allegheny Technologies, Inc.	956	26,185	10.2
Alliance Data Systems Corp.	2,246	398,867	154.9
Alliant Energy Corp.	45,698	2,032,190	789.2
Allstate Corp.	10,169	893,550	347.0
Alta Mesa Resources, Inc., Class A	5,138	4,922	1.9
AMC Entertainment Holdings, Inc., Class A	28,451	416,807	161.9
AMC Networks, Inc., Class A	5,580	351,205	136.4
Amdocs Ltd.	23,316	1,302,898	506.0
Amedisys, Inc.	512	67,154	26.1
American Assets Trust, Inc.	1,143	49,080	19.1
American Express Co.	1,318	135,359	52.6
AMETEK, Inc.	22,404	1,633,252	634.3
Amkor Technology, Inc.	21,944	175,552	68.2
Anadarko Petroleum Corp.	35,825	1,695,597	658.5
Analog Devices, Inc.	2,709	267,812	104.0
Apartment Investment & Management Co., Class A	44,628	2,209,979	858.2
Apple, Inc.	702	116,841	45.4
Applied Industrial Technologies, Inc.	457	26,968	10.5
Applied Materials, Inc.	22,214	868,123	337.1
Arch Coal, Inc., Class A	901	79,405	30.8
Archer-Daniels-Midland Co.	49,484	2,221,832	862.8
Arlo Technologies, Inc.	4,809	34,577	13.4
Arthur J Gallagher & Co.	29,304	2,189,302	850.2
ASGN, Inc.	1,072	67,525	26.2
Aspen Technology, Inc.	1,386	133,929	52.0
Associated Banc-Corp	12,709	275,150	106.9
Atmos Energy Corp.	25,259	2,466,036	957.7
Automatic Data Processing, Inc.	2,854	399,103	155.0
AutoNation, Inc.	4,087	158,371	61.5
AutoZone, Inc.	36	30,504	11.8
AvalonBay Communities, Inc.	6,904	1,331,920	517.2
Avangrid, Inc.	6,945	346,347	134.5
Avista Corp.	13,598	569,076	221.0
Avnet, Inc.	11,713	482,576	187.4
B&G Foods, Inc.	4,232	112,825	43.8
Bank OZK	9,167	278,127	108.0
Beacon Roofing Supply, Inc.	3,520	127,882	49.7
Bed Bath & Beyond, Inc.	13,034	196,683	76.4
Best Buy Co., Inc.	5,169	306,212	118.9
BGC Partners, Inc., Class A	15,118	93,580	36.3
Bio-Rad Laboratories, Inc., Class A	1,423	355,565	138.1
Blackstone Mortgage Trust, Inc., Class A	5,607	193,385	75.1
Bloomin’ Brands, Inc.	6,920	127,536	49.5
Boise Cascade Co.	8,605	236,379	91.8
BOK Financial Corp.	656	54,520	21.2
Booz Allen Hamilton Holding Corp.	11,200	550,256	213.7
BorgWarner, Inc.	17,132	700,699	272.1
Boston Scientific Corp.	5,501	209,863	81.5

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Bottomline Technologies DE, Inc.	1,614	$83,363	32.4%
Brandywine Realty Trust	31,820	478,891	186.0
BrightView Holdings, Inc.	6,075	89,971	34.9
Brink’s Co.	3,499	259,101	100.6
Brinker International, Inc.	5,502	222,941	86.6
Bristol-Myers Squibb Co.	8,091	399,453	155.1
Brixmor Property Group, Inc.	1,422	24,359	9.5
Broadridge Financial Solutions, Inc.	8,284	835,276	324.4
Brookdale Senior Living, Inc.	6,045	49,267	19.1
Bruker Corp.	2,782	97,537	37.9
Cabot Corp.	14,819	694,863	269.8
Cabot Microelectronics Corp.	418	42,590	16.5
CACI International, Inc., Class A	2,635	440,519	171.1
Callaway Golf Co.	5,170	84,219	32.7
Callon Petroleum Co.	12,304	100,155	38.9
Carpenter Technology Corp.	9,090	429,593	166.8
Carter’s, Inc.	314	26,031	10.1
CBRE Group, Inc., Class A	1,427	65,285	25.4
CBS Corp., Class B	4,244	209,908	81.5
CenturyLink, Inc.	27,754	425,191	165.1
Cerner Corp.	2,508	137,714	53.5
Charles River Laboratories International, Inc.	4,631	570,493	221.6
Charles Schwab Corp.	42,501	1,987,772	771.9
Cheesecake Factory, Inc.	4,801	215,469	83.7
Chemed Corp.	1,117	332,799	129.2
Chesapeake Lodging Trust	777	22,129	8.6
Chevron Corp.	661	75,784	29.4
Chimera Investment Corp.	2,621	49,878	19.4
Church & Dwight Co., Inc.	32,863	2,123,278	824.6
Cincinnati Financial Corp.	17,001	1,379,121	535.6
Cinemark Holdings, Inc.	11,116	454,867	176.6
Cisco Systems, Inc.	10,010	473,373	183.8
Citigroup, Inc.	14,340	924,356	359.0
Citizens Financial Group, Inc.	57,881	1,963,323	762.5
Clearway Energy, Inc., Class C	15,477	233,548	90.7
Clorox Co.	3,375	500,782	194.5
CME Group, Inc.	6,301	1,148,546	446.0
CMS Energy Corp.	43,382	2,261,937	878.4
CNA Financial Corp.	10,177	466,717	181.2
Coca-Cola Co.	34,052	1,638,923	636.5
Coca-Cola Consolidated, Inc.	500	107,900	41.9
Cogent Communications Holdings, Inc.	12,629	611,875	237.6
Cognizant Technology Solutions Corp., Class A	15,521	1,081,503	420.0
Colfax Corp.	26,881	665,305	258.4
Colgate-Palmolive Co.	20,304	1,313,263	510.0
Colony Capital, Inc.	21,755	132,053	51.3
Columbia Sportswear Co.	22,063	1,967,799	764.2
Comcast Corp., Class A	1,649	60,304	23.4
Comerica, Inc.	1,153	90,787	35.3
Comfort Systems USA, Inc.	797	38,232	14.8
CommScope Holding Co., Inc.	15,549	325,130	126.3
Conagra Brands, Inc.	13,835	299,389	116.3
CONMED Corp.	1,389	97,716	37.9
ConocoPhillips	14,959	1,012,575	393.2
Consolidated Communications Holdings, Inc.	8,099	86,497	33.6
Core-Mark Holding Co., Inc.	1,138	31,727	12.3
CorePoint Lodging, Inc.	23,428	286,759	111.4
CoreSite Realty Corp.	3,482	343,987	133.6
Corning, Inc.	35,463	1,179,499	458.1
Crane Co.	26,394	2,184,367	848.3
Crocs, Inc.	5,963	171,257	66.5
Crown Holdings, Inc.	13,667	697,017	270.7

	Shares	Value	% of Basket Value

United States (continued)
CyrusOne, Inc.	9,963	$539,995	209.7%
Dana, Inc.	37,122	654,090	254.0
DaVita, Inc.	958	53,772	20.9
Delek US Holdings, Inc.	7,633	248,149	96.4
Dell Technologies, Inc., Class C	2,774	134,789	52.3
Deluxe Corp.	5,334	250,538	97.3
DexCom, Inc.	1,622	228,751	88.8
Diamond Offshore Drilling, Inc.	10,112	110,524	42.9
Dick’s Sporting Goods, Inc.	23,468	828,655	321.8
Diodes, Inc.	3,447	115,923	45.0
Domino’s Pizza, Inc.	492	139,595	54.2
Douglas Emmett, Inc.	4,604	174,169	67.6
Dril-Quip, Inc.	1,499	56,123	21.8
Dunkin’ Brands Group, Inc.	16,550	1,131,854	439.6
E*Trade Financial Corp.	11,552	539,016	209.3
Eagle Materials, Inc.	4,527	321,417	124.8
East West Bancorp, Inc.	5,977	300,763	116.8
Eastman Chemical Co.	17,553	1,415,123	549.6
Eaton Vance Corp.	8,684	334,508	129.9
Ecolab, Inc.	1,767	279,486	108.5
Edgewell Personal Care Co.	1,528	60,280	23.4
Elanco Animal Health, Inc.	1,983	57,864	22.5
Equinix, Inc.	2,351	926,294	359.7
Equitrans Midstream Corp.	11,310	235,474	91.4
Equity LifeStyle Properties, Inc.	5,667	600,022	233.0
Essex Property Trust, Inc.	3,014	817,397	317.4
Everest Re Group Ltd.	292	63,963	24.8
Evolent Health, Inc., Class A	2,260	39,957	15.5
EW Scripps Co., Class A	7,690	144,418	56.1
Expeditors International of Washington, Inc.	516	35,759	13.9
Extended Stay America, Inc.	23,329	398,926	154.9
Fair Isaac Corp.	890	200,428	77.8
Fidelity National Information Services, Inc.	3,257	340,454	132.2
Fifth Third Bancorp	18,727	502,258	195.1
First American Financial Corp.	5,823	291,616	113.2
First Industrial Realty Trust, Inc.	7,362	240,885	93.5
First Interstate Bancsystem, Inc., Class A	1,241	48,300	18.8
FirstCash, Inc.	14,160	1,167,209	453.3
Flex Ltd.	38,640	371,717	144.4
FLIR Systems, Inc.	9,191	449,256	174.5
Fluor Corp.	13,247	484,443	188.1
FMC Corp.	7,353	586,769	227.9
Foot Locker, Inc.	4,446	248,487	96.5
Fortinet, Inc.	9,179	702,836	272.9
Four Corners Property Trust, Inc.	10,642	300,530	116.7
Fresh Del Monte Produce, Inc.	3,260	104,255	40.5
FTI Consulting, Inc.	4,062	277,516	107.8
Gap, Inc.	2,663	67,747	26.3
GATX Corp.	11,072	837,929	325.4
GCP Applied Technologies, Inc.	6,766	170,503	66.2
Genpact Ltd.	847	25,266	9.8
Global Net Lease, Inc.	5,310	102,961	40.0
Graham Holdings Co., Class B	526	349,790	135.8
Gray Television, Inc.	9,851	164,610	63.9
Green Dot Corp., Class A	319	23,612	9.2
GrubHub, Inc.	5,914	475,486	184.7
Haemonetics Corp.	280	27,695	10.8
Hain Celestial Group, Inc.	1,197	21,941	8.5
Harsco Corp.	1,052	22,408	8.7
Hasbro, Inc.	585	52,978	20.6
Hawaiian Holdings, Inc.	1,387	44,412	17.2
HealthEquity, Inc.	959	59,784	23.2

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
HEICO Corp.	14,384	$1,215,448	472.0%
Henry Schein, Inc.	2,943	228,671	88.8
Herc Holdings, Inc.	8,490	314,554	122.2
Hershey Co.	2,359	250,290	97.2
Hess Corp.	6,702	361,908	140.5
Highwoods Properties, Inc.	10,587	469,216	182.2
HMS Holdings Corp.	3,723	111,653	43.4
Hologic, Inc.	3,690	163,836	63.6
Hub Group, Inc., Class A	2,584	115,014	44.7
Humana, Inc.	3,182	983,206	381.8
IDACORP, Inc.	5,034	490,815	190.6
IDEXX Laboratories, Inc.	1,481	315,127	122.4
Illumina, Inc.	413	115,553	44.9
Innoviva, Inc.	4,298	73,496	28.5
Insperity, Inc.	7,452	794,979	308.7
Integer Holdings Corp.	1,390	112,576	43.7
Intel Corp.	11,432	538,676	209.2
Intercontinental Exchange, Inc.	21,473	1,648,267	640.1
Interpublic Group of Cos., Inc.	56,023	1,274,523	495.0
Invesco Ltd.	5,950	108,409	42.1
Investors Bancorp, Inc.	77,406	939,709	364.9
Invitation Homes, Inc.	2,521	56,697	22.0
ITT, Inc.	10,115	531,644	206.5
Jabil, Inc.	7,723	205,818	79.9
Jacobs Engineering Group, Inc.	3,426	222,005	86.2
JB Hunt Transport Services, Inc.	23,513	2,516,831	977.4
Jones Lang LaSalle, Inc.	722	103,542	40.2
Juniper Networks, Inc.	11,957	310,165	120.5
Kaiser Aluminum Corp.	3,070	308,136	119.7
KAR Auction Services, Inc.	3,923	204,035	79.2
Kellogg Co.	5,018	296,112	115.0
Kennametal, Inc.	2,484	93,349	36.3
Keysight Technologies, Inc.	8,041	595,195	231.1
Kilroy Realty Corp.	1,752	123,446	47.9
Kirby Corp.	4,339	325,034	126.2
Knight-Swift Transportation Holdings, Inc.	1,434	45,529	17.7
Kohl’s Corp.	8,430	579,057	224.9
Kosmos Energy Ltd.	24,371	125,023	48.6
L3 Technologies, Inc.	850	167,348	65.0
Lamar Advertising Co., Class A	1,533	114,132	44.3
Landstar System, Inc.	8,674	881,105	342.2
Laredo Petroleum, Inc.	4,714	17,913	7.0
Lear Corp.	851	130,994	50.9
Lennox International, Inc.	317	72,682	28.2
Liberty Expedia Holdings, Inc., Class A	2,864	117,395	45.6
LogMeIn, Inc.	3,747	348,546	135.4
Macquarie Infrastructure Corp.	1,822	78,656	30.5
Madison Square Garden Co., Class A	367	101,989	39.6
Mallinckrodt PLC	2,481	54,235	21.1
Manhattan Associates, Inc.	3,546	172,938	67.2
MasTec, Inc.	518	22,989	8.9
Mastercard, Inc., Class A	2,851	601,932	233.8
Match Group, Inc.	3,467	185,450	72.0
MAXIMUS, Inc.	2,029	142,294	55.3
MDC Holdings, Inc.	29,816	981,841	381.3
Medical Properties Trust, Inc.	15,955	290,381	112.8
Medidata Solutions, Inc.	2,227	158,028	61.4
Merck & Co., Inc.	641	47,710	18.5
Meredith Corp.	4,062	220,445	85.6
Merit Medical Systems, Inc.	946	53,477	20.8
MGM Growth Properties LLC, Class A	6,246	193,626	75.2
Michaels Cos., Inc.	3,647	50,547	19.6

	Shares	Value	% of Basket Value

United States (continued)
Mid-America Apartment Communities, Inc.	2,298	$232,741	90.4%
Mimecast Ltd.	1,784	67,025	26.0
Monolithic Power Systems, Inc.	1,742	220,467	85.6
Moody’s Corp.	1,396	221,280	85.9
Morningstar, Inc.	626	77,718	30.2
Mosaic Co.	2,029	65,496	25.4
MSCI, Inc.	1,009	171,802	66.7
MSG Networks, Inc., Class A	10,989	246,154	95.6
National Instruments Corp.	44,555	1,970,222	765.1
NCI Building Systems, Inc.	4,326	35,300	13.7
Newell Brands, Inc.	7,368	156,275	60.7
Newmont Mining Corp.	14,489	494,220	191.9
Nexstar Media Group, Inc., Class A	3,062	255,585	99.3
Nordstrom, Inc.	6,666	309,369	120.1
Norfolk Southern Corp.	2,389	400,731	155.6
Northern Trust Corp.	13,326	1,178,818	457.8
Northrop Grumman Corp.	1,231	339,202	131.7
NorthWestern Corp.	6,540	417,971	162.3
Norwegian Cruise Line Holdings Ltd.	6,277	322,826	125.4
Oceaneering International, Inc.	7,424	116,483	45.2
OGE Energy Corp.	2,049	83,907	32.6
ONE Gas, Inc.	22,731	1,867,352	725.2
PACCAR, Inc.	15,207	996,363	386.9
PacWest Bancorp	3,384	130,589	50.7
Park Hotels & Resorts, Inc.	24,947	750,156	291.3
Patterson Cos., Inc.	3,356	74,805	29.1
Penske Automotive Group, Inc.	14,161	663,868	257.8
Perrigo Co. PLC	794	36,881	14.3
Pfizer, Inc.	2,538	107,738	41.8
Piedmont Office Realty Trust, Inc., Class A	2,986	57,809	22.5
Pilgrim’s Pride Corp.	12,207	247,314	96.0
Pinnacle Financial Partners, Inc.	7,952	427,579	166.1
Pioneer Natural Resources Co.	2,494	354,946	137.8
Plantronics, Inc.	3,467	134,485	52.2
PNM Resources, Inc.	15,444	657,760	255.4
PotlatchDeltic Corp.	14,367	529,855	205.8
PPL Corp.	22,339	699,657	271.7
Prestige Consumer Healthcare, Inc.	6,554	182,988	71.1
PriceSmart, Inc.	3,003	183,934	71.4
Progressive Corp.	3,532	237,668	92.3
Prudential Financial, Inc.	18,480	1,702,747	661.3
PTC, Inc.	6,827	578,861	224.8
Public Service Enterprise Group, Inc.	30,048	1,639,118	636.5
QTS Realty Trust, Inc., Class A	2,155	90,747	35.2
QUALCOMM, Inc.	4,285	212,193	82.4
Quest Diagnostics, Inc.	13,053	1,140,180	442.8
Range Resources Corp.	20,182	222,607	86.4
Rayonier, Inc.	9,318	283,640	110.2
Regal-Beloit Corp.	5,621	431,468	167.6
Regency Centers Corp.	8,353	542,945	210.9
Regions Financial Corp.	48,316	732,954	284.6
Reliance Steel & Aluminum Co.	1,887	154,508	60.0
Revance Therapeutics, Inc.	3,088	53,330	20.7
Rexford Industrial Realty, Inc.	8,548	287,213	111.5
Rexnord Corp.	2,298	60,093	23.3
RingCentral, Inc., Class A	4,338	401,005	155.7
Robert Half International, Inc.	5,443	350,692	136.2
Rockwell Automation, Inc.	1,355	229,700	89.2
Rollins, Inc.	8,196	305,219	118.5
Ryder System, Inc.	3,295	190,813	74.1
Ryman Hospitality Properties, Inc.	7,898	634,604	246.4
S&P Global, Inc.	7,255	1,390,421	540.0

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
salesforce.com, Inc.	18,941	$2,878,464	1,117.8%
Sally Beauty Holdings, Inc.	3,692	63,576	24.7
Santander Consumer USA Holdings, Inc.	3,670	69,950	27.2
SBA Communications Corp.	2,946	537,733	208.8
Schneider National, Inc., Class B	6,542	138,952	54.0
SEACOR Marine Holdings, Inc.	1	13	0.0
SEI Investments Co.	3,335	158,546	61.6
SemGroup Corp., Class A	1,471	23,565	9.2
Semtech Corp.	2,797	135,822	52.7
Service Corp. International	26,577	1,140,685	443.0
ServiceNow, Inc.	358	78,767	30.6
Signet Jewelers Ltd.	4,456	108,548	42.2
Silgan Holdings, Inc.	2,673	73,828	28.7
Simon Property Group, Inc.	6,217	1,132,240	439.7
Sinclair Broadcast Group, Inc., Class A	4,721	145,454	56.5
Sirius XM Holdings, Inc.	70,782	412,659	160.3
SITE Centers Corp.	14,328	187,267	72.7
Six Flags Entertainment Corp.	1,615	99,468	38.6
Snap, Inc., Class A	5,055	33,767	13.1
Snap-on, Inc.	6,491	1,077,441	418.4
SolarWinds Corp.	4,248	74,552	29.0
Sonos, Inc.	12,077	143,354	55.7
Sotheby’s	3,260	131,671	51.1
Southwest Gas Holdings, Inc.	1,199	93,906	36.5
Spirit Airlines, Inc.	4,527	266,278	103.4
Sprint Corp.	50,863	317,385	123.3
Sprouts Farmers Market, Inc.	6,873	164,814	64.0
SPX FLOW, Inc.	4,684	153,495	59.6
Steel Dynamics, Inc.	11,165	408,527	158.7
Steelcase, Inc., Class A	1,770	29,205	11.3
Stericycle, Inc.	8,943	394,207	153.1
Stryker Corp.	2,001	355,318	138.0
Sunstone Hotel Investors, Inc.	28,302	404,719	157.2
Synopsys, Inc.	1,884	175,871	68.3
T. Rowe Price Group, Inc.	2,095	195,799	76.0
Tailored Brands, Inc.	1,744	22,027	8.6
Talend SA, ADR	2,766	102,895	40.0
Talos Energy, Inc.	8,225	157,097	61.0
Target Corp.	13,854	1,011,342	392.8
Taylor Morrison Home Corp., Class A	18,553	350,652	136.2
TD Ameritrade Holding Corp.	2,540	142,113	55.2
Telephone & Data Systems, Inc.	3,736	135,318	52.6
Tempur Sealy International, Inc.	1,937	102,700	39.9
Tenable Holdings, Inc.	2,449	67,788	26.3
Tenet Healthcare Corp.	1,988	43,716	17.0
Terex Corp.	24,256	744,902	289.3
TerraForm Power, Inc., Class A	8,017	95,242	37.0
Texas Roadhouse, Inc.	1,109	67,472	26.2
Thermo Fisher Scientific, Inc.	2,215	544,159	211.3
Timken Co.	11,066	471,301	183.0
TJX Cos., Inc.	4,036	200,710	77.9
TriNet Group, Inc.	1,665	76,024	29.5
Tupperware Brands Corp.	6,274	171,092	66.4
Twilio, Inc., Class A	2,616	291,213	113.1
Umpqua Holdings Corp.	23,817	421,085	163.5
United Natural Foods, Inc.	4,565	59,801	23.2
United Parcel Service, Inc., Class B	2,917	307,452	119.4
Univar, Inc.	1,743	36,307	14.1
Universal Corp.	2,377	137,153	53.3
Unum Group	8,462	294,139	114.2
Veeva Systems, Inc., Class A	560	61,074	23.7
Venator Materials PLC	8,838	41,097	16.0

	Shares	Value	% of Basket Value

United States (continued)
Viacom, Inc., Class B	10,670	$313,911	121.9%
Visa, Inc., Class A	15,991	2,158,945	838.4
Vishay Intertechnology, Inc.	4,343	84,688	32.9
Vulcan Materials Co.	1,823	185,308	72.0
W.W. Grainger, Inc.	1,730	511,025	198.5
Wabash National Corp.	11,749	163,781	63.6
Wabtec Corp.	8,695	601,346	233.5
Waste Management, Inc.	8,819	843,714	327.7
Waters Corp.	1,032	238,619	92.7
Watsco, Inc.	247	36,428	14.1
Wells Fargo & Co.	23,414	1,145,179	444.7
WESCO International, Inc.	1,158	60,679	23.6
Western Alliance Bancorp	13,381	592,511	230.1
Western Union Co.	1,348	24,601	9.6
Westrock Co.	8,036	327,146	127.0
Weyerhaeuser Co.	11,676	306,378	119.0
Whirlpool Corp.	1,896	252,187	97.9
Wintrust Financial Corp.	21,769	1,548,647	601.4
Wolverine World Wide, Inc.	1,756	60,248	23.4
Woodward, Inc.	1,014	92,122	35.8
WR Grace & Co.	10,773	764,991	297.1
Wyndham Destinations, Inc.	6,712	282,844	109.8
Xcel Energy, Inc.	35,063	1,835,899	713.0
Xenia Hotels & Resorts, Inc.	9,425	176,907	68.7
Xilinx, Inc.	5,141	575,483	223.5
Xylem, Inc.	20,127	1,434,250	557.0
Yum! Brands, Inc.	8,610	809,168	314.2
Zebra Technologies Corp., Class A	2,717	471,671	183.2
Zendesk, Inc.	528	35,656	13.8
Zions Bancorporation	26,564	1,264,181	490.9

		175,721,272

Total Reference Entity — Long		186,850,100

Reference Entity — Short

Bermuda
Axis Capital Holdings Ltd.	(18,144)	(971,611)	(377.3)
Enstar Group Ltd.	(1,883)	(335,174)	(130.2)
Marvell Technology Group Ltd.	(16,414)	(304,151)	(118.1)
RenaissanceRe Holdings Ltd.	(1,900)	(262,257)	(101.8)
Triton International Ltd.	(6,630)	(238,349)	(92.6)

		(2,111,542)

Brazil
Pagseguro Digital Ltd., Class A	(1,448)	(31,233)	(12.1)

Ireland
Accenture PLC, Class A	(823)	(126,372)	(49.1)
AerCap Holdings NV	(4,239)	(200,335)	(77.8)

		(326,707)

Israel
SolarEdge Technologies, Inc.	(1,593)	(69,757)	(27.1)

Jersey
Novocure Ltd.	(2,708)	(132,692)	(51.5)

Netherlands
Cimpress NV	(234)	(19,462)	(7.6)

Russia
Yandex NV	(1,384)	(46,475)	(18.1)

Switzerland
Luxoft Holding, Inc.	(2,456)	(142,522)	(55.3)

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

Switzerland (continued)
TE Connectivity Ltd.	(11,387)	$(921,777)	(358.0	) %

		(1,064,299)

United Kingdom
Aptiv PLC	(2,824)	(223,463)	(86.8)
Ensco PLC, Class A	(30,530)	(134,332)	(52.2)
Fiat Chrysler Automobiles NV	(16,457)	(283,225)	(110.0)
Janus Henderson Group PLC	(9,585)	(209,241)	(81.2)

		(850,261)

United States
2U, Inc.	(1,437)	(81,693)	(31.7)
8x8, Inc.	(2,318)	(40,820)	(15.9)
AAON, Inc.	(1,842)	(68,043)	(26.4)
Abbott Laboratories	(1,323)	(96,553)	(37.5)
Abercrombie & Fitch Co., Class A	(2,001)	(43,362)	(16.8)
ABM Industries, Inc.	(15,627)	(534,287)	(207.5)
Actuant Corp.	(10,036)	(229,724)	(89.2)
Acuity Brands, Inc.	(781)	(94,431)	(36.7)
Advanced Disposal Services, Inc.	(10,041)	(253,033)	(98.3)
Advanced Energy Industries, Inc.	(6,753)	(346,361)	(134.5)
Advanced Micro Devices, Inc.	(1,314)	(32,075)	(12.5)
Aerie Pharmaceuticals, Inc.	(2,771)	(130,292)	(50.6)
Aerojet Rocketdyne Holdings, Inc.	(1,964)	(77,519)	(30.1)
Aerovironment, Inc.	(2,327)	(180,715)	(70.2)
AGCO Corp.	(914)	(58,679)	(22.8)
AGNC Investment Corp.	(3,676)	(65,837)	(25.6)
Agree Realty Corp.	(3,731)	(246,358)	(95.7)
Alarm.com Holdings, Inc.	(7,368)	(463,668)	(180.1)
Alexandria Real Estate Equities, Inc.	(8,113)	(1,068,563)	(415.0)
Alleghany Corp.	(771)	(486,933)	(189.1)
Allergan PLC	(936)	(134,765)	(52.3)
Allison Transmission Holdings, Inc.	(593)	(28,861)	(11.2)
Allscripts Healthcare Solutions, Inc.	(7,067)	(83,320)	(32.4)
Alphabet, Inc., Class A	(736)	(828,655)	(321.8)
Altair Engineering, Inc.	(6,414)	(207,685)	(80.7)
Alteryx, Inc., Class A	(759)	(54,003)	(21.0)
Altra Industrial Motion Corp.	(3,671)	(112,369)	(43.6)
Amazon.com, Inc.	(107)	(183,904)	(71.4)
Ambarella, Inc.	(4,045)	(153,710)	(59.7)
AMERCO	(4,423)	(1,604,045)	(622.9)
American Airlines Group, Inc.	(1,320)	(47,216)	(18.3)
American Axle & Manufacturing Holdings, Inc.	(10,443)	(154,348)	(59.9)
American Campus Communities, Inc.	(4,127)	(189,925)	(73.8)
American Eagle Outfitters, Inc.	(1,257)	(26,548)	(10.3)
American Electric Power Co., Inc.	(25,861)	(2,046,122)	(794.6)
American Homes 4 Rent	(15,556)	(343,943)	(133.6)
American International Group, Inc.	(7,558)	(326,732)	(126.9)
American States Water Co.	(15,361)	(1,040,247)	(404.0)
Amphenol Corp., Class A	(1,605)	(141,112)	(54.8)
Annaly Capital Management, Inc.	(18,677)	(194,988)	(75.7)
AO Smith Corp.	(2,221)	(106,297)	(41.3)
Apollo Commercial Real Estate Finance, Inc.	(37,073)	(674,729)	(262.0)
Appfolio, Inc.	(1,702)	(107,754)	(41.8)
Appian Corp.	(1,454)	(46,804)	(18.2)
Aqua America, Inc.	(3,818)	(133,821)	(52.0)
Aramark	(1,756)	(57,860)	(22.5)
Arch Capital Group Ltd.	(5,624)	(165,064)	(64.1)
Arconic, Inc.	(12,558)	(236,342)	(91.8)
Arcosa, Inc.	(4,022)	(118,367)	(46.0)
Armstrong World Industries, Inc.	(5,364)	(364,967)	(141.7)
Arrow Electronics, Inc.	(3,756)	(285,268)	(110.8)
Ashland Global Holdings, Inc.	(7,688)	(583,519)	(226.6)

	Shares	Value	% of Basket Value

United States (continued)
At Home Group, Inc.	(3,261)	$(71,872)	(27.9	) %
AT&T, Inc.	(62,574)	(1,880,974)	(730.5)
Athene Holding Ltd., Class A	(8,812)	(378,035)	(146.8)
Avaya Holdings Corp.	(6,693)	(113,179)	(44.0)
Ball Corp.	(3,966)	(207,342)	(80.5)
Bank of America Corp.	(45,343)	(1,290,915)	(501.3)
Bank of New York Mellon Corp.	(9,445)	(494,162)	(191.9)
BankUnited, Inc.	(16,922)	(572,133)	(222.2)
Barnes Group, Inc.	(8,903)	(525,989)	(204.3)
Becton Dickinson & Co.	(7,537)	(1,880,180)	(730.2)
Berry Plastics Group, Inc.	(1,978)	(97,417)	(37.8)
Bio-Techne Corp.	(839)	(146,372)	(56.8)
BioTelemetry, Inc.	(379)	(27,220)	(10.6)
Black Hills Corp.	(2,871)	(194,912)	(75.7)
Black Knight, Inc.	(1,155)	(56,814)	(22.1)
Blackbaud, Inc.	(1,590)	(113,844)	(44.2)
Blackline, Inc.	(5,246)	(249,605)	(96.9)
Blucora, Inc.	(938)	(27,680)	(10.8)
Boston Beer Co., Inc.	(182)	(45,347)	(17.6)
Box, Inc., Class A	(4,656)	(97,404)	(37.8)
Brady Corp., Class A	(4,974)	(222,388)	(86.4)
Brighthouse Financial, Inc.	(16,743)	(625,184)	(242.8)
Brown & Brown, Inc.	(15,115)	(410,523)	(159.4)
Buckle, Inc.	(3,679)	(63,904)	(24.8)
Cable One, Inc.	(1,569)	(1,387,529)	(538.8)
Cactus, Inc.	(3,127)	(102,628)	(39.9)
California Resources Corp.	(3,022)	(60,893)	(23.6)
Cambrex Corp.	(1,503)	(65,606)	(25.5)
Camden Property Trust	(6,371)	(617,668)	(239.9)
Campbell Soup Co.	(3,845)	(136,228)	(52.9)
Capri Holdings Ltd.	(15,376)	(653,172)	(253.7)
Carlisle Cos., Inc.	(1,054)	(113,547)	(44.1)
Carvana Co.	(7,750)	(287,913)	(111.8)
Casa Systems, Inc.	(5,462)	(63,578)	(24.7)
Caterpillar, Inc.	(460)	(61,254)	(23.8)
Cavco Industries, Inc.	(498)	(82,812)	(32.2)
Cboe Global Markets, Inc.	(5,172)	(482,392)	(187.3)
Centennial Resource Development, Inc.	(18,865)	(248,452)	(96.5)
CenterPoint Energy, Inc.	(21,273)	(657,761)	(255.4)
Ceridian HCM Holding, Inc.	(1,048)	(43,188)	(16.8)
CF Industries Holdings, Inc.	(1,190)	(51,944)	(20.2)
CH Robinson Worldwide, Inc.	(7,895)	(685,049)	(266.0)
Chart Industries, Inc.	(3,416)	(255,175)	(99.1)
Charter Communications, Inc.	(6,502)	(2,152,487)	(835.9)
Chegg, Inc.	(655)	(23,069)	(9.0)
Chemours Co.	(17,966)	(642,285)	(249.4)
Children’s Place, Inc.	(232)	(22,448)	(8.7)
Choice Hotels International, Inc.	(10,353)	(819,543)	(318.3)
Ciena Corp.	(1,806)	(68,791)	(26.7)
Cigna Corp.	(581)	(116,090)	(45.1)
Cimarex Energy Co.	(788)	(59,368)	(23.1)
Cintas Corp.	(3,678)	(689,662)	(267.8)
Cirrus Logic, Inc.	(4,171)	(154,953)	(60.2)
Citrix Systems, Inc.	(6,169)	(632,569)	(245.7)
Cleveland-Cliffs, Inc.	(23,414)	(250,764)	(97.4)
Cognex Corp.	(11,878)	(540,449)	(209.9)
Coherent, Inc.	(1,658)	(195,976)	(76.1)
Columbia Banking System, Inc.	(9,665)	(355,189)	(137.9)
Commercial Metals Co.	(8,554)	(149,267)	(58.0)
Community Bank System, Inc.	(8,492)	(509,095)	(197.7)
Concho Resources, Inc.	(1,624)	(194,620)	(75.6)
Conduent, Inc.	(3,367)	(42,929)	(16.7)

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Constellation Brands, Inc.	(617)	$(107,148)	(41.6	) %
Cooper Cos., Inc.	(209)	(58,261)	(22.6)
Copart, Inc.	(1,846)	(93,463)	(36.3)
Cornerstone OnDemand, Inc.	(1,780)	(102,065)	(39.6)
Coupa Software, Inc.	(3,949)	(343,405)	(133.4)
Covanta Holding Corp.	(4,083)	(65,736)	(25.5)
Credit Acceptance Corp.	(1,288)	(512,650)	(199.1)
Cree, Inc.	(557)	(28,090)	(10.9)
Cubic Corp.	(517)	(33,228)	(12.9)
CVB Financial Corp.	(27,687)	(606,622)	(235.6)
Darling International, Inc.	(38,434)	(817,491)	(317.5)
Dave & Buster’s Entertainment, Inc.	(1,960)	(100,842)	(39.2)
Deere & Co.	(5,421)	(889,044)	(345.3)
Delta Air Lines, Inc.	(19,173)	(947,721)	(368.0)
Dentsply Sirona, Inc.	(8,867)	(371,971)	(144.5)
Diamondback Energy, Inc.	(3,771)	(388,866)	(151.0)
Digital Realty Trust, Inc.	(3,089)	(334,662)	(130.0)
Dine Brands Global, Inc.	(674)	(51,406)	(20.0)
DISH Network Corp.	(557)	(17,083)	(6.6)
DocuSign, Inc.	(1,205)	(59,587)	(23.1)
Dollar General Corp.	(2,093)	(241,595)	(93.8)
Dominion Resources, Inc.	(8,776)	(616,426)	(239.4)
Donaldson Co., Inc.	(4,312)	(203,871)	(79.2)
Dover Corp.	(2,663)	(233,891)	(90.8)
DowDuPont, Inc.	(42,433)	(2,283,320)	(886.7)
DSW, Inc., Class A	(4,186)	(114,069)	(44.3)
DTE Energy Co.	(4,704)	(553,896)	(215.1)
Duke Energy Corp.	(26,386)	(2,316,163)	(899.5)
DXC Technology Co.	(8,706)	(558,229)	(216.8)
Dycom Industries, Inc.	(7,397)	(429,396)	(166.8)
EastGroup Properties, Inc.	(2,254)	(233,199)	(90.6)
eBay, Inc.	(4,506)	(151,627)	(58.9)
EchoStar Corp.	(8,177)	(335,093)	(130.1)
Eldorado Resorts, Inc.	(1,892)	(88,205)	(34.3)
Empire State Realty Trust, Inc.	(20,191)	(312,153)	(121.2)
EnerSys	(7,704)	(656,843)	(255.1)
Entergy Corp.	(712)	(63,503)	(24.7)
EPR Properties	(5,154)	(376,551)	(146.2)
Equity Commonwealth	(50,737)	(1,641,849)	(637.6)
Equity Residential	(14,366)	(1,042,397)	(404.8)
Euronet Worldwide, Inc.	(1,077)	(123,866)	(48.1)
Evergy, Inc.	(1,281)	(73,427)	(28.5)
Expedia, Inc.	(1,180)	(140,715)	(54.6)
Exponent, Inc.	(3,709)	(185,302)	(72.0)
Exxon Mobil Corp.	(19,407)	(1,422,145)	(552.3)
Facebook, Inc.	(1,822)	(303,709)	(117.9)
Federal Realty Investment Trust	(4,375)	(579,994)	(225.2)
FedEx Corp.	(6,449)	(1,145,149)	(444.7)
First Financial Bankshares, Inc.	(7,261)	(443,647)	(172.3)
First Republic Bank	(3,200)	(309,216)	(120.1)
First Solar, Inc.	(8,859)	(448,177)	(174.1)
FirstEnergy Corp.	(11,217)	(439,706)	(170.8)
Fiserv, Inc.	(4,242)	(351,789)	(136.6)
Fitbit, Inc.	(10,077)	(62,175)	(24.1)
Floor & Decor Holdings, Inc.	(10,079)	(345,609)	(134.2)
Flowers Foods, Inc.	(12,553)	(246,792)	(95.8)
Ford Motor Co.	(2,547)	(22,414)	(8.7)
ForeScout Technologies, Inc.	(3,575)	(109,038)	(42.3)
FormFactor, Inc.	(4,932)	(74,079)	(28.8)
Fortive Corp.	(18,004)	(1,350,120)	(524.3)
Fortune Brands Home & Security, Inc.	(10,185)	(461,381)	(179.2)
Franklin Resources, Inc.	(4,439)	(131,439)	(51.0)

	Shares	Value	% of Basket Value

United States (continued)
Freeport-McMoRan, Inc.	(20,179)	$(234,884)	(91.2	) %
Fulton Financial Corp.	(1,617)	(25,953)	(10.1)
G-III Apparel Group Ltd.	(1,937)	(67,543)	(26.2)
Gaming and Leisure Properties, Inc.	(13,385)	(501,938)	(194.9)
Gardner Denver Holdings, Inc.	(5,639)	(139,114)	(54.0)
General Dynamics Corp.	(5,442)	(931,507)	(361.7)
General Electric Co.	(10,102)	(102,636)	(39.9)
General Mills, Inc.	(12,190)	(541,724)	(210.4)
General Motors Co.	(24,193)	(944,011)	(366.6)
Genesee & Wyoming, Inc., Class A	(5,395)	(423,615)	(164.5)
Gentex Corp.	(14,268)	(302,196)	(117.4)
GEO Group, Inc.	(12,748)	(287,467)	(111.6)
Glacier Bancorp, Inc.	(8,864)	(373,884)	(145.2)
Glaukos Corp.	(330)	(21,051)	(8.2)
Global Payments, Inc.	(19,459)	(2,184,857)	(848.5)
GoDaddy, Inc., Class A	(457)	(31,364)	(12.2)
GrafTech International Ltd.	(3,808)	(50,304)	(19.5)
Grand Canyon Education, Inc.	(719)	(66,824)	(26.0)
Granite Construction, Inc.	(3,256)	(140,724)	(54.7)
Graphic Packaging Holding Co.	(39,245)	(473,687)	(184.0)
Greenbrier Cos., Inc.	(4,119)	(174,687)	(67.8)
Groupon, Inc.	(97,512)	(367,620)	(142.8)
Guardant Health, Inc.	(682)	(27,512)	(10.7)
Guess?, Inc.	(11,721)	(228,677)	(88.8)
H&R Block, Inc.	(11,320)	(267,039)	(103.7)
Hamilton Lane, Inc., Class A	(6,497)	(235,646)	(91.5)
Hanover Insurance Group, Inc.	(1,287)	(146,769)	(57.0)
Hartford Financial Services Group, Inc.	(34,103)	(1,600,113)	(621.4)
Hawaiian Electric Industries, Inc.	(9,508)	(353,603)	(137.3)
HB Fuller Co.	(15,143)	(747,913)	(290.5)
HCA Holdings, Inc.	(162)	(22,588)	(8.8)
HCP, Inc.	(16,112)	(508,172)	(197.3)
Healthcare Realty Trust, Inc.	(4,743)	(153,151)	(59.5)
Healthcare Services Group, Inc.	(13,787)	(601,389)	(233.5)
Heartland Express, Inc.	(10,776)	(215,628)	(83.7)
Hecla Mining Co.	(13,373)	(36,107)	(14.0)
Helmerich & Payne, Inc.	(1,292)	(72,339)	(28.1)
Herman Miller, Inc.	(1,368)	(46,827)	(18.2)
Hillenbrand, Inc.	(1,897)	(80,433)	(31.2)
Hilton Grand Vacations, Inc.	(6,208)	(188,351)	(73.1)
Hilton Worldwide Holdings, Inc.	(3,313)	(246,752)	(95.8)
HollyFrontier Corp.	(3,552)	(200,120)	(77.7)
Hospitality Properties Trust	(13,491)	(359,670)	(139.7)
Host Hotels & Resorts, Inc.	(31,870)	(575,572)	(223.5)
Houlihan Lokey, Inc.	(2,970)	(131,393)	(51.0)
Hudson Pacific Properties, Inc.	(5,102)	(165,662)	(64.3)
ICU Medical, Inc.	(581)	(144,553)	(56.1)
Independent Bank Group, Inc.	(2,635)	(139,023)	(54.0)
Ingevity Corp.	(3,450)	(324,542)	(126.0)
Interactive Brokers Group, Inc., Class A	(7,627)	(384,401)	(149.3)
InterDigital, Inc.	(14,796)	(1,077,297)	(418.4)
International Business Machines Corp.	(2,931)	(393,985)	(153.0)
International Paper Co.	(16,028)	(760,208)	(295.2)
Iqvia Holdings, Inc.	(2,176)	(280,726)	(109.0)
Iron Mountain, Inc.	(24,221)	(901,021)	(349.9)
Itron, Inc.	(814)	(44,469)	(17.3)
J&J Snack Foods Corp.	(1,333)	(205,749)	(79.9)
Jack in the Box, Inc.	(7,696)	(622,991)	(241.9)
JBG SMITH Properties	(16,418)	(634,556)	(246.4)
JELD-WEN Holding, Inc.	(13,689)	(244,212)	(94.8)
John Bean Technologies Corp.	(302)	(23,991)	(9.3)
Johnson Controls International PLC	(6,212)	(209,779)	(81.5)

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Kaman Corp.	(22,728)	$(1,343,679)	(521.8	) %
KB Home	(6,498)	(139,122)	(54.0)
KBR, Inc.	(7,846)	(134,951)	(52.4)
Kemper Corp.	(1,083)	(81,420)	(31.6)
Kinder Morgan, Inc.	(20,083)	(363,502)	(141.2)
Kraft Heinz Co.	(2,857)	(137,307)	(53.3)
Kratos Defense & Security Solutions, Inc.	(7,962)	(123,331)	(47.9)
Las Vegas Sands Corp.	(826)	(48,205)	(18.7)
Laureate Education, Inc.	(5,588)	(89,408)	(34.7)
LCI Industries	(3,926)	(323,659)	(125.7)
Leggett & Platt, Inc.	(14,881)	(609,526)	(236.7)
Leidos Holdings, Inc.	(21,346)	(1,238,068)	(480.8)
LendingTree, Inc.	(710)	(210,401)	(81.7)
Lennar Corp.	(22,037)	(1,044,995)	(405.8)
LHC Group, Inc.	(2,339)	(247,302)	(96.0)
Lincoln Electric Holdings, Inc.	(5,455)	(471,530)	(183.1)
Littelfuse, Inc.	(2,817)	(495,003)	(192.2)
LKQ Corp.	(43,227)	(1,133,412)	(440.2)
Lockheed Martin Corp.	(1,449)	(419,761)	(163.0)
Louisiana-Pacific Corp.	(8,956)	(218,347)	(84.8)
Lowe’s Cos., Inc.	(7,673)	(737,836)	(286.5)
LPL Financial Holdings, Inc.	(9,233)	(649,726)	(252.3)
Lumentum Holdings, Inc.	(1,979)	(96,793)	(37.6)
Luminex Corp.	(1,479)	(41,249)	(16.0)
M&T Bank Corp.	(5,099)	(838,989)	(325.8)
Mack-Cali Realty Corp.	(13,343)	(274,866)	(106.7)
ManTech International Corp.	(6,433)	(362,628)	(140.8)
Markel Corp.	(1,061)	(1,117,774)	(434.1)
MarketAxess Holdings, Inc.	(168)	(36,081)	(14.0)
Marriott International, Inc., Class A	(2,795)	(320,111)	(124.3)
Marriott Vacations Worldwide Corp.	(1,767)	(156,450)	(60.8)
Marsh & McLennan Cos., Inc.	(11,731)	(1,034,557)	(401.8)
Masco Corp.	(16,010)	(518,884)	(201.5)
Masonite International Corp.	(531)	(30,373)	(11.8)
Matson, Inc.	(5,133)	(172,007)	(66.8)
Maxim Integrated Products, Inc.	(5,500)	(298,485)	(115.9)
McDermott International, Inc.	(18,684)	(164,793)	(64.0)
McDonald’s Corp.	(1,656)	(296,060)	(115.0)
Medicines Co.	(4,425)	(102,262)	(39.7)
Medifast, Inc.	(339)	(43,134)	(16.8)
MEDNAX, Inc.	(864)	(31,199)	(12.1)
Medpace Holdings, Inc.	(1,706)	(109,866)	(42.7)
MGM Resorts International	(2,920)	(85,965)	(33.4)
Microchip Technology, Inc.	(653)	(52,482)	(20.4)
Micron Technology, Inc.	(2,618)	(100,060)	(38.9)
Microsoft Corp.	(9,813)	(1,024,772)	(398.0)
MicroStrategy, Inc., Class A	(2,802)	(355,546)	(138.1)
Middleby Corp.	(1,509)	(177,489)	(68.9)
Mondelez International, Inc.	(51,090)	(2,363,423)	(917.8)
MongoDB, Inc.	(637)	(58,833)	(22.8)
Moog, Inc., Class A	(2,968)	(265,547)	(103.1)
MSA Safety, Inc.	(877)	(87,858)	(34.1)
MSC Industrial Direct Co., Inc.	(14,648)	(1,222,962)	(474.9)
MyoKardia, Inc.	(1,562)	(64,636)	(25.1)
Nasdaq, Inc.	(18,952)	(1,668,534)	(648.0)
National Beverage Corp.	(1,239)	(103,878)	(40.3)
National Fuel Gas Co.	(18,647)	(1,068,473)	(414.9)
National Vision Holdings, Inc.	(11,404)	(362,191)	(140.7)
Navient Corp.	(11,544)	(131,602)	(51.1)
Neenah Paper, Inc.	(2,223)	(154,876)	(60.1)
Neogen Corp.	(2,738)	(166,772)	(64.8)
NetApp, Inc.	(3,836)	(244,622)	(95.0)

	Shares	Value	% of Basket Value

United States (continued)
Netflix, Inc.	(1,661)	$(563,910)	(219.0	) %
NETGEAR, Inc.	(2,062)	(81,676)	(31.7)
New Jersey Resources Corp.	(10,795)	(523,558)	(203.3)
New Residential Investment Corp.	(11,282)	(191,568)	(74.4)
New York Times Co.	(14,861)	(382,076)	(148.4)
Newmark Group, Inc.	(13,038)	(136,247)	(52.9)
NMI Holdings, Inc., Class A	(6,270)	(137,940)	(53.6)
Noble Energy, Inc.	(5,779)	(129,103)	(50.1)
Nordson Corp.	(3,672)	(476,038)	(184.9)
Northwest Natural Holding Co.	(12,682)	(793,893)	(308.3)
NOW, Inc.	(9,172)	(124,097)	(48.2)
NRG Energy, Inc.	(4,509)	(184,463)	(71.6)
Nucor Corp.	(4,542)	(278,152)	(108.0)
NVIDIA Corp.	(1,903)	(273,556)	(106.2)
NVR, Inc.	(21)	(55,860)	(21.7)
NxStage Medical, Inc.	(17,067)	(496,138)	(192.7)
Office Properties Income Trust	(1,506)	(48,237)	(18.7)
Okta, Inc.	(598)	(49,293)	(19.1)
Old Dominion Freight Line, Inc.	(2,859)	(388,624)	(150.9)
Old National Bancorp	(11,269)	(181,882)	(70.6)
Old Republic International Corp.	(1,329)	(26,779)	(10.4)
Ollie’s Bargain Outlet Holdings, Inc.	(6,840)	(534,683)	(207.6)
Omega Healthcare Investors, Inc.	(14,104)	(566,840)	(220.1)
OneMain Holdings, Inc.	(762)	(22,776)	(8.8)
ONEOK, Inc.	(2,318)	(148,839)	(57.8)
Oracle Corp.	(729)	(36,618)	(14.2)
Ormat Technologies, Inc.	(9,879)	(570,117)	(221.4)
Oshkosh Corp.	(4,455)	(334,348)	(129.8)
Owens Corning	(1,724)	(90,320)	(35.1)
Oxford Industries, Inc.	(9,225)	(706,451)	(274.3)
Pacific Premier Bancorp, Inc.	(2,096)	(62,356)	(24.2)
Packaging Corp. of America	(1,170)	(110,354)	(42.9)
Palo Alto Networks, Inc.	(1,241)	(266,592)	(103.5)
Pattern Energy Group, Inc.	(16,200)	(344,736)	(133.9)
Paychex, Inc.	(18,195)	(1,288,206)	(500.3)
Paylocity Holding Corp.	(4,457)	(316,581)	(122.9)
PDC Energy, Inc.	(2,131)	(69,407)	(27.0)
Peabody Energy Corp.	(11,597)	(414,013)	(160.8)
People’s United Financial, Inc.	(114,313)	(1,872,447)	(727.2)
PepsiCo, Inc.	(4,713)	(531,014)	(206.2)
Perspecta, Inc.	(4,666)	(93,553)	(36.3)
Piper Jaffray Cos.	(398)	(27,474)	(10.7)
Plexus Corp.	(2,235)	(125,428)	(48.7)
Pluralsight, Inc.	(5,790)	(173,584)	(67.4)
Pool Corp.	(208)	(31,181)	(12.1)
Post Holdings, Inc.	(269)	(24,969)	(9.7)
Power Integrations, Inc.	(7,192)	(474,672)	(184.3)
PPG Industries, Inc.	(5,510)	(580,974)	(225.6)
PRA Group, Inc.	(3,631)	(107,151)	(41.6)
PRA Health Sciences, Inc.	(1,802)	(190,958)	(74.2)
Premier, Inc., Class A	(726)	(28,888)	(11.2)
Principal Financial Group, Inc.	(932)	(46,665)	(18.1)
Procter & Gamble Co.	(24,513)	(2,364,769)	(918.4)
Progress Software Corp.	(11,954)	(433,093)	(168.2)
Proofpoint, Inc.	(1,766)	(179,902)	(69.9)
ProPetro Holding Corp.	(5,557)	(90,801)	(35.3)
PulteGroup, Inc.	(5,479)	(152,371)	(59.2)
PVH Corp.	(551)	(60,120)	(23.3)
Quaker Chemical Corp.	(2,215)	(452,879)	(175.9)
Qualys, Inc.	(242)	(20,940)	(8.1)
Quidel Corp.	(1,224)	(71,029)	(27.6)
Rapid7, Inc.	(9,131)	(366,884)	(142.5)

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
RBC Bearings, Inc.	(1,791)	$(249,701)	(97.0	) %
RealPage, Inc.	(1,028)	(57,332)	(22.3)
Reata Pharmaceuticals, Inc.	(1,677)	(133,774)	(52.0)
Red Rock Resorts, Inc., Class A	(14,559)	(369,507)	(143.5)
Redfin Corp.	(4,908)	(87,804)	(34.1)
Retail Properties of America, Inc.	(50,458)	(637,789)	(247.7)
Rogers Corp.	(2,116)	(268,542)	(104.3)
Roku, Inc.	(5,069)	(227,852)	(88.5)
Roper Industries, Inc.	(444)	(125,767)	(48.8)
Royal Caribbean Cruises Ltd.	(471)	(56,544)	(22.0)
Royal Gold, Inc.	(2,718)	(237,472)	(92.2)
RPM International, Inc.	(9,163)	(523,757)	(203.4)
Sabre Corp.	(20,654)	(474,629)	(184.3)
SailPoint Technologies Holding, Inc.	(5,530)	(157,882)	(61.3)
Schlumberger Ltd.	(20,480)	(905,421)	(351.6)
Science Applications International Corp.	(1,837)	(123,336)	(47.9)
Scientific Games Corp.	(1,880)	(47,113)	(18.3)
Seacoast Banking Corp. of Florida	(2,762)	(76,010)	(29.5)
Selective Insurance Group, Inc.	(2,763)	(168,322)	(65.4)
SendGrid, Inc.	(1,894)	(102,428)	(39.8)
Seritage Growth Properties	(5,734)	(230,564)	(89.5)
ServiceMaster Global Holdings, Inc.	(20,849)	(812,903)	(315.7)
Shake Shack, Inc., Class A	(2,908)	(138,886)	(53.9)
Sherwin-Williams Co.	(1,464)	(617,105)	(239.7)
Shutterfly, Inc.	(1,088)	(50,004)	(19.4)
Signature Bank	(1,648)	(209,807)	(81.5)
Simmons First National Corp., Class A	(12,550)	(310,487)	(120.6)
Skechers U.S.A., Inc., Class A	(4,704)	(127,808)	(49.6)
Skyworks Solutions, Inc.	(6,057)	(442,403)	(171.8)
Smartsheet, Inc., Class A	(1,578)	(49,518)	(19.2)
Sonoco Products Co.	(9,148)	(526,742)	(204.6)
South Jersey Industries, Inc.	(10,841)	(322,845)	(125.4)
Southern Co.	(47,395)	(2,303,397)	(894.5)
Southwest Airlines Co.	(434)	(24,634)	(9.6)
Southwestern Energy Co.	(30,194)	(131,948)	(51.2)
Spectrum Brands Holdings, Inc.	(719)	(40,178)	(15.6)
SPIRE, Inc.	(5,357)	(425,185)	(165.1)
SRC Energy, Inc.	(36,548)	(179,816)	(69.8)
SS&C Technologies Holdings, Inc.	(804)	(41,398)	(16.1)
Stamps.com, Inc.	(468)	(87,085)	(33.8)
Stanley Black & Decker, Inc.	(3,182)	(402,332)	(156.2)
Starbucks Corp.	(7,415)	(505,258)	(196.2)
Starwood Property Trust, Inc.	(70,665)	(1,560,283)	(605.9)
State Street Corp.	(7,092)	(502,823)	(195.3)
Sterling Bancorp	(68,955)	(1,326,694)	(515.2)
Stitch Fix, Inc., Class A	(1,494)	(33,540)	(13.0)
Stratasys Ltd.	(3,281)	(83,764)	(32.5)
Strategic Education, Inc.	(3,142)	(343,735)	(133.5)
Sun Communities, Inc.	(1,568)	(172,339)	(66.9)
Sun Hydraulics Corp.	(11,659)	(412,962)	(160.4)
Sunrun, Inc.	(18,312)	(243,550)	(94.6)
Symantec Corp.	(5,139)	(108,022)	(42.0)
Synchrony Financial	(14,600)	(438,584)	(170.3)
Sysco Corp.	(13,525)	(863,571)	(335.4)
T-Mobile U.S., Inc.	(7,373)	(513,308)	(199.3)
Tabula Rasa HealthCare, Inc.	(1,821)	(109,770)	(42.6)
Tactile Systems Technology, Inc.	(1,620)	(107,860)	(41.9)
Tandem Diabetes Care, Inc.	(1,737)	(75,525)	(29.3)
Targa Resources Corp.	(1,639)	(70,493)	(27.4)
Tellurian, Inc.	(2,429)	(24,290)	(9.4)
Terreno Realty Corp.	(534)	(21,542)	(8.4)
Tesla, Inc.	(137)	(42,062)	(16.3)

	Shares	Value	% of Basket Value

United States (continued)
Thor Industries, Inc.	(3,722)	$(242,377)	(94.1	) %
Tiffany & Co.	(1,884)	(167,167)	(64.9)
Torchmark Corp.	(9,994)	(837,097)	(325.1)
Toro Co.	(12,573)	(748,094)	(290.5)
Trade Desk, Inc., Class A	(1,579)	(225,292)	(87.5)
TransDigm Group, Inc.	(84)	(32,844)	(12.8)
TransUnion	(7,259)	(441,492)	(171.5)
TRI Pointe Group, Inc.	(12,696)	(170,761)	(66.3)
Trimble Inc.	(19,901)	(749,472)	(291.1)
Trinity Industries, Inc.	(39,863)	(931,997)	(361.9)
Trinseo SA	(762)	(37,376)	(14.5)
Twenty-First Century Fox, Inc.	(683)	(33,679)	(13.1)
Twitter, Inc.	(2,835)	(95,143)	(37.0)
Tyler Technologies, Inc.	(658)	(124,487)	(48.3)
Tyson Foods, Inc., Class A	(1,573)	(97,400)	(37.8)
UDR, Inc.	(12,251)	(535,981)	(208.1)
UGI Corp.	(21,301)	(1,214,796)	(471.8)
Ultimate Software Group, Inc.	(643)	(175,584)	(68.2)
UniFirst Corp.	(1,040)	(143,967)	(55.9)
Union Pacific Corp.	(746)	(118,666)	(46.1)
United Bankshares, Inc.	(5,176)	(183,075)	(71.1)
United States Steel Corp.	(7,630)	(171,980)	(66.8)
United Technologies Corp.	(1,125)	(132,829)	(51.6)
UnitedHealth Group, Inc.	(7,120)	(1,923,824)	(747.1)
Uniti Group, Inc.	(40,063)	(797,654)	(309.8)
Universal Display Corp.	(1,646)	(170,904)	(66.4)
Universal Forest Products, Inc.	(17,728)	(546,377)	(212.2)
Universal Health Services, Inc.	(8,745)	(1,158,975)	(450.1)
Urban Edge Properties	(8,541)	(174,407)	(67.7)
US Foods Holding Corp.	(638)	(21,513)	(8.4)
USANA Health Sciences, Inc.	(1,606)	(188,063)	(73.0)
Vail Resorts, Inc.	(526)	(99,025)	(38.5)
Valmont Industries, Inc.	(3,996)	(515,484)	(200.2)
Vector Group Ltd.	(16,992)	(186,912)	(72.6)
VEREIT, Inc.	(93,280)	(753,702)	(292.7)
Verisk Analytics, Inc., Class A	(19,769)	(2,321,078)	(901.4)
ViaSat, Inc.	(6,321)	(396,263)	(153.9)
Vicor Corp.	(3,045)	(119,943)	(46.6)
Virtu Financial, Inc., Class A	(2,021)	(51,637)	(20.1)
Visteon Corp.	(2,785)	(214,139)	(83.2)
Vistra Energy Corp.	(22,136)	(555,835)	(215.9)
Voya Financial, Inc.	(5,254)	(243,943)	(94.7)
W&T Offshore, Inc.	(11,057)	(55,727)	(21.6)
Waddell & Reed Financial, Inc.	(1,631)	(27,923)	(10.8)
Walgreens Boots Alliance, Inc.	(16,317)	(1,179,066)	(457.9)
Warrior Met Coal, Inc.	(11,880)	(341,312)	(132.5)
Washington Real Estate Investment Trust	(5,711)	(144,774)	(56.2)
Watts Water Technologies, Inc.	(8,209)	(614,608)	(238.7)
Wayfair, Inc., Class A	(1,542)	(168,787)	(65.6)
Webster Financial Corp.	(1,598)	(86,100)	(33.4)
WEC Energy Group, Inc.	(6,083)	(444,241)	(172.5)
Wendy’s Co.	(3,366)	(58,299)	(22.6)
Werner Enterprises, Inc.	(890)	(29,299)	(11.4)
West Pharmaceutical Services, Inc.	(1,568)	(169,767)	(65.9)
Western Digital Corp.	(711)	(31,988)	(12.4)
WisdomTree Investments, Inc.	(23,842)	(159,741)	(62.0)
Workday, Inc., Class A	(2,938)	(533,335)	(207.1)
Worldpay, Inc., Class A	(11,581)	(966,782)	(375.4)
WP Carey, Inc.	(19,771)	(1,480,650)	(575.0)
WR Berkley Corp.	(28,800)	(2,214,432)	(860.0)
Wynn Resorts Ltd.	(2,731)	(335,940)	(130.5)
Xerox Corp.	(1,359)	(38,337)	(14.9)

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Shares	Value	% of Basket Value

United States (continued)
Yelp, Inc.	(5,341)	$(194,519)	(75.5	) %
Yum China Holdings, Inc.	(1,014)	(36,960)	(14.4)
Zayo Group Holdings, Inc.	(7,758)	(212,957)	(82.7)
Zogenix, Inc.	(6,367)	(278,556)	(108.2)
Zuora, Inc., Class A	(1,187)	(25,687)	(10.0)
Zynga, Inc., Class A	(5,246)	(23,502)	(9.1)

		(181,940,170)

Total Reference Entity — Short		(186,592,598)

Net Value of Reference Entity — Goldman Sachs & Co.		$257,502

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swaps	$—	$—	$25,235,109	$(166,528)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$2,579,229	$—	$—	$—	$2,579,229
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	25,235,109	—	—	—	25,235,109

	$—	$—	$27,814,338	$—	$—	$—	$27,814,338

Liabilities — Derivative Financial Instruments
Futures contracts
Net unrealized depreciation(a)	$—	$—	$4,558,445	$—	$—	$—	$4,558,445
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	—	166,528	—	—	—	166,528

	$—	$—	$4,724,973	$—	$—	$—	$4,724,973

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$1,521,965	$—	$—	$—	$1,521,965
Options purchased(a)	—	—	(1,688,961)	—	—	—	(1,688,961)
Options written	—	—	1,220,764	—	—	—	1,220,764
Swaps	—	—	9,623,748	—	—	—	9,623,748

	$—	$—	$10,677,516	$—	$—	$—	$10,677,516

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(1,984,057)	$—	$—	$—	$(1,984,057)
Swaps	—	—	12,035,029	—	—	—	12,035,029

	$—	$—	$10,050,972	$—	$—	$—	$10,050,972

(a)	Options purchased are included in net realized gain (loss) from investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$87,332,065
Average notional value of contracts — short	$116,532,410
Options:
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$—	(a)
Swaps:
Average notional amount	$918,476

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

Derivative Financial Instruments — Offsetting as of Period End

	Assets	Liabilities
Futures contracts	$275,129	$1,012,247
Swaps — OTC(a)	25,235,109	166,528

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$25,510,238	$1,178,775
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(275,129)	(1,012,247)

Total derivative assets and liabilities subject to an MNA	$25,235,109	$166,528

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statements of Assets and Liabilities.

The following table presents the Fund’s derivative assets (and liabilities) by counterparty net of amounts available for offset under a MNA and net of the related collateral received (and pledged) by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Bank of America, N.A.	$6,673,177	$(166,528)	$—	$—	$6,506,649
Deutsche Bank A.G.	39,965	—	—	—	39,965
Goldman Sachs & Co.	14,066,338	—	—	(14,066,338)	—
Morgan Stanley & Co. International	79,560	—	—	—	79,560
UBS AG	4,376,069	—	—	—	4,376,069

	$25,235,109	$(166,528)	$—	$(14,066,338)	$11,002,243

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (c)
Bank of America N.A.	$166,528	$(166,528)	$—	$—	$—

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Global Long/Short Equity Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Preferred Securities	$—	$—	$4,007,934	$4,007,934
U.S. Treasury Obligations	—	91,419,793	—	91,419,793
Short-Term Securities:
U.S. Treasury Obligations	—	443,418,069	—	443,418,069
Money Market Funds	22,137,373	—	—	22,137,373

	$22,137,373	$534,837,862	$4,007,934	$560,983,169

Derivative Financial Instruments(a)
Assets:
Equity contracts	$2,579,229	$25,235,109	$—	$27,814,338
Liabilities:
Equity contracts	(4,558,445)	(166,528)	—	(4,724,973)

	$(1,979,216)	$25,068,581	$—	$23,089,365

(a)	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

January 31, 2019

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$91,892,630	$538,845,796
Investments at value — affiliated(c)	5,682,518	22,137,373
Cash	3,500	46,784,917
Cash pledged:
Futures contracts	226,000	10,597,000
Collateral — OTC derivatives	518,000	5,664,000
Foreign currency at value(d)	994,736	4,648,453
Receivables:
Investments sold	384,290	—
Dividends — unaffiliated	321,286	—
Capital shares sold	275,168	3,520,329
Variation margin on futures contracts	38,999	275,129
Dividends — affiliated	7,451	40,746
Securities lending income — affiliated	454	—
Interest — unaffiliated	—	5,446
Unrealized appreciation on OTC swaps	184,488	25,235,109
Prepaid expenses	35,811	89,327

Total assets	100,565,331	657,843,625

LIABILITIES
Cash collateral on securities loaned at value	964,930	—
Cash received:
Collateral — OTC derivatives	—	14,906,000
Payables:
Investments purchased	895,533	—
Other accrued expenses	208,181	473,718
Capital shares redeemed	1,088,191	3,303,714
Investment advisory fees	35,353	782,045
Offering costs	12,795	—
Administration fees	4,572	22,635
Recoupment of past waived fees	8,555	45,205
Distribution fees	2,501	26,957
Trustees’ and Officer’s fees	3,459	4,853
Variation margin on futures contracts	—	1,012,247
Unrealized depreciation on OTC swaps	63,270	166,528

Total liabilities	3,287,340	20,743,902

NET ASSETS	$97,277,991	$637,099,723

NET ASSETS CONSIST OF
Paid-in capital	$110,387,179	$643,895,340
Accumulated loss	(13,109,188)	(6,795,617)

NET ASSETS	$97,277,991	$637,099,723

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Assets and Liabilities  (continued)

January 31, 2019

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

NET ASSET VALUE

Institutional
Net assets	$20,232,137	$567,643,723

Shares outstanding(e)	1,949,850	45,417,533

Net asset value	$10.38	$12.50

Investor A
Net assets	$2,456,349	$49,608,418

Shares outstanding(e)	240,558	4,016,387

Net asset value	$10.21	$12.35

Investor C
Net assets	$2,453,172	$19,516,362

Shares outstanding(e)	252,959	1,641,337

Net asset value	$9.70	$11.89

Class K
Net assets	$72,136,333	$331,220

Shares outstanding(e)	6,948,377	26,456

Net asset value	$10.38	$12.52

(a) Investments at cost — unaffiliated	$86,788,524	$540,528,591
(b) Securities loaned at value	$947,444	$—
(c) Investments at cost — affiliated	$5,682,391	$22,137,373
(d) Foreign currency at cost	$991,315	$4,621,754
(e) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

Year Ended January 31, 2019

	BlackRock Advantage Emerging Markets Fund	BlackRock Global Long/Short Equity Fund

INVESTMENT INCOME
Dividends — affiliated	$99,210	$193,882
Dividends — unaffiliated	1,974,085	—
Interest — unaffiliated	—	5,886,808
Securities lending income — affiliated — net	10,709	—
Foreign taxes withheld	(254,754)	—

Total investment income	1,829,250	6,080,690

EXPENSES
Investment advisory	676,703	4,761,402
Administration	32,315	133,272
Administration — class specific	15,207	63,486
Service and distribution — class specific	18,887	162,193
Custodian	56,512	20,861
Professional	62,960	63,409
Accounting services	44,225	76,600
Transfer agent — class specific	4,772	243,336
Registration	30,910	96,766
Printing	17,555	19,991
Offering costs	28,797	—
Trustees and Officer	5,220	8,919
Board realignment and consolidation	3,275	19,243
Miscellaneous	15,267	37,074
Recoupment of past waived and/or reimbursed fees — class specific	1,852	—

Total expenses	1,014,457	5,706,552
Less:
Fees waived and/or reimbursed by the Manager	(294,752)	(188,322)
Fees waived and/or reimbursed by administrator — class specific	(12,676)	(63,486)
Transfer agent fees waived and/or reimbursed — class specific	(1,429)	(84,702)

Total expenses after fees waived and/or reimbursed	705,600	5,370,042

Net investment income	1,123,650	710,648

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(17,432,172)	(1,685,617)
Investments — affiliated	730,217	—
Futures contracts	(245,286)	1,521,965
Foreign currency transactions	(189,129)	945,877
Options written	—	1,220,764
Swaps	(408,063)	9,623,748

	(17,544,433)	11,626,737

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	11,085,178	(91,944)
Investments — affiliated	(737,297)	—
Futures contracts	216,665	(1,984,057)
Foreign currency translations	23,631	55,330
Swaps	(235,615)	12,035,029

	10,352,562	10,014,358

Net realized and unrealized gain (loss)	(7,191,871)	21,641,095

NET INCREASE (DECERASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,068,221)	$22,351,743

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets

	BlackRock Advantage Emerging Markets Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,123,650	$2,487,778
Net realized gain (loss)	(17,544,433)	16,195,469
Net change in unrealized appreciation (depreciation)	10,352,562	(19,213,037)

Net decrease in net assets resulting from operations	(6,068,221)	(529,790)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(83,599,870)	74,137,236

NET ASSETS
Total increase (decrease) in net assets	(89,668,091)	73,607,446
Beginning of period	186,946,082	113,338,636

End of period	$97,277,991	$186,946,082

See notes to financial statements.

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (continued)

	BlackRock Global Long/Short Equity Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$710,648	$(3,657,572)
Net realized gain	11,626,737	39,880,503
Net change in unrealized appreciation (depreciation)	10,014,358	(7,933,702)

Net increase in net assets resulting from operations	22,351,743	28,289,229

DISTRIBUTIONS(a)(b)
Institutional	(5,220,529)	—
Investor A	(407,324)	—
Investor C	(103,706)	—
Class K	(3,097)	—

Decrease in net assets resulting from distributions to shareholders	(5,734,656)	—

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(9,109,454)	(4,621,417)

NET ASSETS(b)
Total increase in net assets	7,507,633	23,667,812
Beginning of period	629,592,090	605,924,278

End of period	$637,099,723	$629,592,090

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed (distributions in excess of) net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$10.59		$10.10		$9.76		$9.84	$10.34	$10.73

Net investment income (loss)(a)	0.07		0.07		(0.12)		(0.14)	(0.17)	(0.18)
Net realized and unrealized gain (loss)	(0.28)		0.42		0.46		0.17	(0.33)	(0.15)

Net increase (decrease) from investment operations	(0.21)		0.49		0.34		0.03	(0.50)	(0.33)

Distributions from net realized gain(b)	—		—		—		(0.11)	—	(0.06)

Net asset value, end of period	$10.38		$10.59		$10.10		$9.76	$9.84	$10.34

Total Return(c)
Based on net asset value	(1.98	)%(d)	4.85%		3.48	%(e)	0.34%	(4.84)%	(3.09)%

Ratios to Average Net Assets(f)
Total expenses	1.33	%(g)	1.28%		1.91%		1.85%	1.86%	1.85%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.31	%(g)	1.28%		1.90%		1.84%	1.85%	1.84%

Total expenses after fees waived and/or reimbursed	0.94	%(g)	0.94%		1.70%		1.75%	1.75%	1.75%

Net investment income (loss)	1.42	%(g)	0.67%		(1.29)%		(1.49)%	(1.68)%	(1.72)%

Supplemental Data
Net assets, end of period (000)	$20,233		$32,775		$106,243		$177,981	$400,181	$509,665

Portfolio turnover rate	70	%(h)	111	%(h)	7	%(h)	—%	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	The Fund’s total return includes a reimbursement by an affiliate for a realized investment loss. Excluding this payment, the Fund’s total return would have been 3.38%.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.07%	0.17%	0.18%	0.16%	0.18%

(g)	Annualized.
(h)	Excludes investments underlying the total return swaps.

See notes to financial statements.

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$10.43		$9.97		$9.67		$9.78	$10.29	$10.69

Net investment income (loss)(a)	0.06		0.14		(0.15)		(0.17)	(0.19)	(0.20)
Net realized and unrealized gain (loss)	(0.28)		0.32		0.45		0.17	(0.32)	(0.15)

Net increase (decrease) from investment operations	(0.22)		0.46		0.30		—	(0.51)	(0.35)

Distributions from net realized gain(b)	—		—		—		(0.11)	—	(0.05)

Net asset value, end of period	$10.21		$10.43		$9.97		$9.67	$9.78	$10.29

Total Return(c)
Based on net asset value	(2.11	)%(d)	4.61%		3.10	%(e)	0.03%	(4.96)%	(3.27)%

Ratios to Average Net Assets(f)
Total expenses	1.61	%(g)	1.57%		2.22%		2.10%	2.03%	2.01%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.61	%(g)	1.55%		2.21%		2.08%	2.02%	2.00%

Total expenses after fees waived and/or reimbursed	1.19	%(g)	1.19%		1.99%		2.00%	1.95%	1.94%

Net investment income (loss)	1.22	%(g)	1.32%		(1.62)%		(1.74)%	(1.89)%	(1.91)%

Supplemental Data
Net assets, end of period (000)	$2,456		$5,454		$3,272		$12,239	$19,036	$64,400

Portfolio turnover rate	70	%(h)	111	%(h)	7	%(h)	—%	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.07%	0.17%	0.18%	0.16%	0.18%

(g)	Annualized.
(h)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016	2015	2014

Net asset value, beginning of period	$9.95		$9.58		$9.36		$9.53	$10.11	$10.56

Net investment income (loss)(a)	0.02		0.03		(0.21)		(0.23)	(0.27)	(0.27)
Net realized and unrealized gain (loss)	(0.27)		0.34		0.43		0.17	(0.31)	(0.15)

Net increase (decrease) from investment operations	(0.25)		0.37		0.22		(0.06)	(0.58)	(0.42)

Distributions from net realized gain(b)	—		—		—		(0.11)	—	(0.03)

Net asset value, end of period	$9.70		$9.95		$9.58		$9.36	$9.53	$10.11

Total Return(c)
Based on net asset value	(2.51	)%(d)	3.86%		2.35	%(e)	(0.60)%	(5.74)%	(3.99)%

Ratios to Average Net Assets(f)
Total expenses	2.44	%(g)	2.38%		2.91%		2.85%	2.81%	2.79%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.44	%(g)	2.38%		2.91%		2.85%	2.80%	2.78%

Total expenses after fees waived and/or reimbursed	1.94	%(g)	1.94%		2.71%		2.74%	2.74%	2.72%

Net investment income (loss)	0.37	%(g)	0.25%		(2.30)%		(2.48)%	(2.67)%	(2.68)%

Supplemental Data
Net assets, end of period (000)	$2,453		$3,240		$3,823		$5,979	$9,181	$16,131

Portfolio turnover rate	70	%(h)	111	%(h)	7%		—%	—%	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.02%	0.07%	0.17%	0.18%	0.16%	0.18%

(g)	Annualized.
(h)	Excludes investments underlying the total return swaps.

See notes to financial statements.

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Advantage Emerging Markets Fund (continued)
	Class K
	Six Months Ended 01/31/19 (unaudited)		Period from 01/25/18 (a) to 07/31/18

Net asset value, beginning of period	$10.59		$12.14

Net investment income(b)	0.08		0.13
Net realized and unrealized gain (loss)	(0.29)		(1.68)

Net increase (decrease) from investment operations	(0.21)		(1.55)

Net asset value, end of period	$10.38		$10.59

Total Return(c)
Based on net asset value	(1.98	)%(d)	(12.77	)%(d)

Ratios to Average Net Assets(e)
Total expenses	1.30	%(f)	1.32	%(f)(g)

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.30	%(f)	1.32	%(f)(g)

Total expenses after fees waived and/or reimbursed	0.89	%(f)	0.89%

Net investment income	1.52	%(f)	2.33%

Supplemental Data
Net assets, end of period (000)	$72,136		$145,476

Portfolio turnover rate	70	%(h)	111	%(h)(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Period from 01/25/18 (a) to 07/31/18
Investments in underlying funds	0.02%	0.07%

(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.31%.
(h)	Excludes investments underlying the total return swaps.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$12.17		$11.62		$10.56	$11.92		$11.61		$11.29

Net investment income (loss)(a)	0.02		(0.06)		(0.14)	(0.15)		(0.18)		(0.19)
Net realized and unrealized gain (loss)	0.43		0.61		1.20	(1.00)		0.50		0.66

Net increase (decrease) from investment operations	0.45		0.55		1.06	(1.15)		0.32		0.47

Distributions from net realized gain(b)	(0.12)		—		—	(0.21)		(0.01)		(0.15)

Net asset value, end of period	$12.50		$12.17		$11.62	$10.56		$11.92		$11.61

Total Return(c)
Based on net asset value	3.68	%(d)	4.73%		10.04%	(9.77)%		2.78%		4.13%

Ratios to Average Net Assets(e)
Total expenses	1.74	%(f)	1.73%		1.78%	1.68%		1.67%		1.71%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.74	%(f)	1.71%		1.78%	1.68%		1.67%		1.69%

Total expenses after fees waived and/or reimbursed	1.64	%(f)	1.66%		1.70%	1.62%		1.60%		1.64%

Net investment income (loss)	0.28	%(f)	(0.51)%		(1.28)%	(1.35)%		(1.53)%		(1.61)%

Supplemental Data
Net assets, end of period (000)	$567,644		$559,028		$544,301	$824,306		$1,496,484		$1,005,213

Portfolio turnover rate	—%		20	%(g)	—%	34	%(g)	17	%(g)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%	0.16%	0.18%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$12.03		$11.52		$10.49	$11.84		$11.57		$11.28

Net investment income (loss)(a)	—	(b)	(0.10)		(0.17)	(0.18)		(0.21)		(0.21)
Net realized and unrealized gain (loss)	0.42		0.61		1.20	(0.99)		0.49		0.64

Net increase (decrease) from investment operations	0.42		0.51		1.03	(1.17)		0.28		0.43

Distributions from net realized gain(c)	(0.10)		—		—	(0.18)		(0.01)		(0.14)

Net asset value, end of period	$12.35		$12.03		$11.52	$10.49		$11.84		$11.57

Total Return(d)
Based on net asset value	3.54	%(e)	4.43%		9.82%	(10.02)%		2.44%		3.82%

Ratios to Average Net Assets(f)
Total expenses	2.02	%(g)	2.03%		2.10%	1.95%		1.93%		1.97%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.02	%(g)	1.95%		2.10%	1.94%		1.92%		1.95%

Total expenses after fees waived and/or reimbursed	1.89	%(g)	1.96%		1.98%	1.88%		1.86%		1.89%

Net investment income (loss)	0.02	%(g)	(0.84)%		(1.60)%	(1.61)%		(1.80)%		(1.86)%

Supplemental Data
Net assets, end of period (000)	$49,608		$49,180		$35,658	$122,464		$225,910		$294,439

Portfolio turnover rate	—%		20	%(h)	—%	34	%(h)	17	%(h)	—%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%	0.16%	0.18%

(g)	Annualized.
(h)	Excludes investments underlying the total return swaps.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017	2016		2015		2014

Net asset value, beginning of period	$11.59		$11.18		$10.26	$11.63		$11.45		$11.23

Net investment loss(a)	(0.04)		(0.18)		(0.24)	(0.26)		(0.30)		(0.30)
Net realized and unrealized gain (loss)	0.40		0.59		1.16	(0.97)		0.49		0.65

Net increase (decrease) from investment operations	0.36		0.41		0.92	(1.23)		0.19		0.35

Distributions from net realized gain(b)	(0.06)		—		—	(0.14)		(0.01)		(0.13)

Net asset value, end of period	$11.89		$11.59		$11.18	$10.26		$11.63		$11.45

Total Return(c)
Based on net asset value	3.15	%(d)	3.67%		8.97%	(10.66)%		1.69%		3.07%

Ratios to Average Net Assets(e)
Total expenses	2.76	%(f)	2.76%		2.81%	2.71%		2.70%		2.72%

Total expenses excluding recoupment of past fees waived and/or reimbursed	2.76	%(f)	2.72%		2.81%	2.71%		2.69%		2.70%

Total expenses after fees waived and/or reimbursed	2.64	%(f)	2.69%		2.72%	2.64%		2.63%		2.64%

Net investment loss	(0.73	)%(f)	(1.58)%		(2.32)%	(2.37)%		(2.57)%		(2.61)%

Supplemental Data
Net assets, end of period (000)	$19,516		$21,168		$25,857	$62,597		$100,783		$100,980

Portfolio turnover rate	—%		20	%(g)	—%	34	%(g)	17	%(g)	—%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%	0.16%	0.18%

(f)	Annualized.
(g)	Excludes investments underlying the total return swaps.

See notes to financial statements.

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Global Long/Short Equity Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 03/28/16 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$12.19		$11.63		$10.56	$11.02

Net investment income (loss)(b)	0.02		(0.01)		(0.14)	(0.04)
Net realized and unrealized gain (loss)	0.43		0.57		1.21	(0.42)

Net increase (decrease) from investment operations	0.45		0.56		1.07	(0.46)

Distributions from net realized gain(c)	(0.12)		—		—	—

Net asset value, end of period	$12.52		$12.19		$11.63	$10.56

Total Return(d)
Based on net asset value	3.70	%(e)	4.82%		10.13%	(4.17	)%(e)

Ratios to Average Net Assets(f)
Total expenses	1.72	%(g)	1.65%		1.70%	1.63%

Total expenses excluding recoupment of past fees waived and/or reimbursed	1.72	%(g)	1.64%		1.70%	1.63%

Total expenses after fees waived and/or reimbursed	1.59	%(g)	1.58%		1.63%	1.56%

Net investment income (loss)	0.33	%(g)	(0.04)%		(1.32)%	(1.15)%

Supplemental Data
Net assets, end of period (000)	$331		$217		$108	$52,455

Portfolio turnover rate	—%		20	%(h)	—%	34	%(h)(i)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,		Period from 3/28/16 to 07/31/16
		2018	2017
Investments in underlying funds	0.01%	0.13%	0.16%	0.18%

(g)	Annualized.
(h)	Excludes investments underlying the total return swaps.
(i)	Portfolio turnover is representative of the Fund for the entire year.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Advantage Emerging Markets Fund	Advantage Emerging Markets	Diversified
BlackRock Global Long/Short Equity Fund	Global Long/Short Equity	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A Shares. Investor C Shares may be subject to a CDSC. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through the reinvestment of dividends and capital gains by existing shareholders. Investor A and Investor C Shares bear certain expenses related to shareholder servicing of such shares, and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Funds adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset index and money market funds referred to as the Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Defensive Positions: Investment policies may vary for temporary defensive purposes during periods in which the investment adviser believes that conditions in the securities markets or other economic, financial or political conditions warrant. Under such conditions, a Fund may invest up to 100% of its total assets in U.S. Government securities, certificates of deposit, repurchase agreements that involve purchases of debt securities, bankers’ acceptances and other bank obligations, commercial paper, money market funds and/or other debt securities, or may hold its assets in cash. The investment adviser applies this defensive posture as applicable and is consistent with each Fund’s investment policies.

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Advantage Emerging Markets values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements  (unaudited) (continued)

price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Fund’s Schedule of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of Advantage Emerging Markets’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Emerging Markets

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets Inc.	$95,220	$(95,220)	$—
Credit Suisse Securities (USA) LLC	61,568	(61,568)	—
Jefferies LLC	347,612	(347,612)	—
Morgan Stanley & Co., Inc.	443,044	(443,044)	—

	$947,444	$(947,444)	$—

(a)

Cash collateral with a value of $964,930 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements  (unaudited) (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instrument(s) or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that each Fund has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Funds and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Advantage Emerging Markets	Global Long/Short Equity
First $1 Billion	0.89%	1.50%
$1 Billion — $3 Billion	0.84	1.41
$3 Billion — $5 Billion	0.80	1.35
$5 Billion — $10 Billion	0.77	1.31
Greater than $10 Billion	0.75	1.28

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements  (unaudited) (continued)

With respect to Global Long/Short Equity, the Manager entered into a separate sub-advisory agreements with BlackRock International Limited (“BIL”) an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of the Fund for which BIL acts as subadviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees	Distribution Fees
Investor A	0.25%	—%
Investor C	0.25	0.75

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Service and Distribution Fees	Investor A	Investor C	Total
Advantage Emerging Markets	$5,014	$13,873	$18,887
Global Long/Short Equity	61,120	101,073	162,193

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration – class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended January 31, 2019, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Administration Fees	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$2,627	$401	$278	$11,901	$15,207
Global Long/Short Equity	56,542	4,890	2,022	32	63,486

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2019, Global Long/Short Equity paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Total
Global Long/Short Equity	$1,843	$—	$1,843

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$313	$184	$128	$118	$743
Global Long/Short Equity	743	372	309	13	1,437

For the six months ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$1,550	$1,106	$1,873	$243	$4,772
Global Long/Short Equity	209,929	23,736	9,597	74	243,336

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other Fees: For the six months ended January 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Global Long/Short Equity
Investor A	$1,379

For the six months ended January 31, 2019, affiliates received CDSCs as follows:

Global Long/Short Equity
Investor C	$646

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived were as follows:

Advantage Emerging Markets	$3,526
Global Long/Short Equity	6,522

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, Advantage Emerging Markets waived $5,545 pursuant to this agreement.

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The current expense limitations as a percentage of average daily net assets are as follows:

Share Class	Advantage Emerging Markets	Global Long/Short Equity
Institutional	0.94%	1.64%
Investor A	1.19	1.89
Investor C	1.94	2.64
Class K	0.89	1.59

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

With respect to Advantage Emerging Markets, the Manager waived and/or reimbursed the Fund $282,405, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. With respect to Global Long/Short Equity, the Manager waived and/or reimbursed the Fund $162,557 which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, fees waived and/or reimbursed by administrator — class specific and transfer agent fees waived and/or reimbursed — class specific respectively, in the Statements of Operations. For the six months ended January 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$—	$396	$323	$11,957	$12,676
Global Long/Short Equity	58,444	5,262	2,189	34	65,929

Transfer Agent Fees Waived and/or Reimbursed — Class Specific	Institutional	Investor A	Investor C	Class K	Total
Advantage Emerging Markets	$—	$109	$1,134	$186	$1,429
Global Long/Short Equity	66,671	11,140	4,377	71	82,259

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse the Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts reimbursed for Advantage Emerging Markets and Global Long/Short Equity were $3,275 and $19,243, respectively.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) Each Fund has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended January 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by Advantage Emerging Markets Funds:

Advantage Emerging Markets
Fund Level	$—
Institutional	1,852

On January 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020	2021
Advantage Emerging Markets
Fund Level	$54,002	$532,260	$282,405
Institutional	164,006	66,288	—
Investor A	9,658	1,453	505
Investor C	5,073	4,475	1,457
Class K	—	15,814	12,143
Global Long/Short Equity
Fund Level	—	17,332	162,557
Institutional	—	54,960	125,115
Investor A	—	3,453	16,402
Investor C	—	1,966	6,566
Class K	—	218	105

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each Fund retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2019, Advantage Emerging Markets paid BIM $298 for securities lending agent services.

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Purchases
Non-U.S. Government Securities	$98,742,301	$—
U.S. Government Securities	—	85,310,673

Total Purchases	$98,742,301	$85,310,673

Sales
Non-U.S. Government Securities	$164,406,275	$—
U.S. Government Securities	—	—

Total Sales	$164,406,275	$—

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2018, Global Long/Short Equity had capital loss carryforward of $4,280,398 with no expiration dates, available to offset future realized capital gains.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Emerging Markets	Global Long/Short Equity
Tax cost	$93,543,515	$562,665,964

Gross unrealized appreciation	$8,792,158	$28,050,906
Gross unrealized depreciation	(4,325,494)	(6,644,336)

Net unrealized appreciation	$4,466,664	$21,406,570

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements  (unaudited) (continued)

and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; and (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’ valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased and futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: The Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Advantage Emerging Markets invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

Advantage Emerging Markets invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
Advantage Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	374,411	$3,686,292	12,206,870	$136,269,042
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(1,519,935)	(14,783,368)	(19,634,436)	(221,515,541)

Net decrease	(1,145,524)	$(11,097,076)	(7,427,566)	$(85,246,499)

Investor A
Shares sold and automatic conversion of shares	14,699	$144,111	368,426	$4,165,480
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(296,913)	(2,843,148)	(173,715)	(1,861,090)

Net increase	(282,214)	$(2,699,037)	194,711	$2,304,390

Investor C
Shares sold	6,048	$55,518	23,036	$244,705
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed and automatic conversion of shares	(78,884)	(715,120)	(96,301)	(996,616)

Net decrease	(72,836)	$(659,602)	(73,265)	$(751,911)

Class K
Shares sold	3,122,381	$29,913,033	18,479,764	$209,961,919
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(9,909,884)	(99,057,188)	(4,743,884)	(52,130,663)

Net increase	(6,787,503)	$(69,144,155)	13,735,880	$157,831,256

Total Net Increase (Decrease)	(8,288,077)	$(83,599,870)	6,429,760	$74,137,236

	Six Months Ended 01/31/19		Year Ended 07/31/18
Global Long/Short Equity	Shares	Amount	Shares	Amount
Institutional
Shares sold	7,835,427	$96,156,286	22,736,814	$274,085,610
Shares issued in reinvestment of distributions	270,407	3,293,555	—	—
Shares redeemed	(8,615,513)	(105,662,801)	(23,663,426)	(284,313,042)

Net decrease	(509,679)	$(6,212,960)	(926,612)	$(10,227,432)

Investor A
Shares sold and automatic conversion of shares	391,149	$4,729,148	4,395,287	$52,035,112
Shares issued in reinvestment of distributions	33,588	404,392	—	—
Shares redeemed	(495,428)	(5,983,364)	(3,404,106)	(40,817,764)

Net increase	(70,691)	$(849,824)	991,181	$11,217,348

NOTES TO FINANCIAL STATEMENTS	73

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/19		Year Ended 07/31/18
Global Long/Short Equity	Shares	Amount	Shares	Amount
Investor C
Shares sold	153,124	$1,785,620	228,464	$2,635,606
Shares issued in reinvestment of distributions	8,705	100,982	—	—
Shares redeemed and automatic conversion of shares	(346,446)	(4,040,128)	(715,500)	(8,247,429)

Net decrease	(184,617)	$(2,153,526)	(487,036)	$(5,611,823)

Class K
Shares sold	8,505	$104,771	433,125	$5,162,914
Shares issued in reinvestment of distributions	254	3,097	—	—
Shares redeemed	(83)	(1,012)	(424,652)	(5,162,424)

Net increase	8,676	$106,856	8,473	$490

Total Net Decrease	(756,311)	$(9,109,454)	(413,994)	$(4,621,417)

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Undistributed net investment income as of July 31, 2018 is as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Advantage Emerging Markets	$(668,082)
Global Long/Short Equity	(1,242,218)

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Mark Stalnecker, Chair of the Board, Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, the Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser(a)

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For Global Long/Short Equity

TRUSTEE AND OFFICER INFORMATION	75

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Funds with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Currency Abbreviations

CHF	Swiss Franc

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

GDR	Global Depositary Receipt

MSCI	Morgan Stanley Capital International

NVDR	Non-voting Depository Receipts

OTC	Over-the-Counter

PCL	Public Company Limited

S&P	S&P Global Ratings

ADDITIONAL INFORMATION / GLOSSARY OF TERMS USED IN THIS REPORT	77

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLSGLS-1/19-SAR

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	iShares MSCI Developed World Index Fund
➢	iShares Russell Mid-Cap Index Fund
➢	iShares Russell Small/Mid-Cap Index Fund
➢	iShares Total U.S. Stock Market Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	iShares MSCI Developed World Index Fund

Investment Objective

iShares MSCI Developed World Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of developed market equities.

On November 28, 2018, the Board of Trustees approved a proposal to close the iShares MSCI Developed World Index Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective January 18, 2019, the iShares MSCI Developed World Index Fund stopped accepting purchase orders from new investors, and on April 29, 2019, the Fund will no longer accept purchase orders from existing investors. The liquidation is expected to occur on or about May 7, 2019.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned (5.14)%, while Class K Shares returned (5.10)%. The benchmark MSCI World Index (the “Index”) returned (5.00)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied, as a -2.5% depreciation in the yen helped export names. Continued Brexit uncertainty weighed on the market, influencing a -1.5% decline in the sterling. Italy also weighed on the market, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the Western European region.

In Asia-Pacific, a roughly +3.5% jump in the Japanese yen against the U.S. dollar weighed on the export-orientated equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	iShares MSCI Developed World Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	(5.14)%	(6.57)%	5.88%
Class K	(5.10)	(6.52)	5.97
MSCI World Index(d)	(5.00)	(6.54)	5.63

(a)	See “About Fund Performance” on page 14 for a detailed description of share classes, including any related fees, and how performance was calculated for certain share classes.
(b)

The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index and in depositary receipts representing securities of the MSCI World Index.

(c)	Fund commenced operations on June 1, 2015.
(d)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$948.60	$0.98	$1,000.00	$1,024.20	$1.02	0.20%
Class K	1,000.00	949.00	0.74	1,000.00	1,024.45	0.77	0.15

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2019	iShares Russell Mid-Cap Index Fund

Investment Objective

iShares Russell Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of mid-capitalization U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned (3.91)%, Investor A Shares returned (3.96)%, and Class K Shares returned (3.88)%. The benchmark Russell MidCap® Index (the “Index”) returned (3.95)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	iShares Russell Mid-Cap Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	(3.91)%	(2.91)%	6.81%
Investor A	(3.96)	(3.09)	6.57
Class K	(3.88)	(2.85)	6.89
Russell Midcap® Index(d)	(3.95)	(2.90)	6.82

(a)	See “About Fund Performance” on page 14 for a detailed description of share classes, including any related fees and how performance was calculated for certain share classes.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell Midcap® Index.
(c)	The Fund commenced operations on May 13, 2015.
(d)

A float-adjusted capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest issuers based on a combination of their market cap and current index membership.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$960.90	$0.59	$1,000.00	$1,024.60	$0.61	0.13%
Investor A	1,000.00	960.40	1.63	1,000.00	1,023.54	1.68	0.33
Class K	1,000.00	961.20	0.35	1,000.00	1,024.85	0.36	0.07

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	7

Fund Summary as of January 31, 2019	iShares Russell Small/Mid-Cap Index Fund

Investment Objective

iShares Russell Small/Mid-Cap Index Fund’s (the “Fund”) investment objective is to seek to track the performance of the small to mid-cap segment of the U.S. equity universe.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned (6.88)%, Investor A Shares returned (7.00)%, and Class K Shares returned (6.85)%. The benchmark Russell 2500TM Index (the “Index”) returned (6.64)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

While the Fund seeks to remain fully invested, an amount of spendable cash is retained to minimize trading and transactions costs. Skillful cash management and cash equitization are critical to limiting the potential for the negative impact of cash and to ensure tight tracking to the benchmark. The Fund’s cash position had no material impact to Fund performance during the period.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	iShares Russell Small/Mid-Cap Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	(6.88)%	(2.88)%	7.84%
Investor A	(7.00)	(3.12)	7.59
Class K	(6.85)	(2.84)	7.88
Russell 2500™ Index(d)	(6.64)	(2.61)	7.85

(a)	See “About Fund Performance” on page 14 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 2500™ Index.
(c)	The Fund commenced operations on August 13, 2015.
(d)

An index that measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$931.20	$0.58	$1,000.00	$1,024.60	$0.61	0.12%
Investor A	1,000.00	930.00	1.70	1,000.00	1,023.44	1.79	0.35
Class K	1,000.00	931.50	0.34	1,000.00	1,024.85	0.36	0.07

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	9

Fund Summary as of January 31, 2019	iShares Total U.S. Stock Market Index Fund

Investment Objective

iShares Total U.S. Stock Market Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of a broad-based index composed of U.S. equities.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned (3.61)%, Investor A Shares returned (3.66)%, and Class K Shares returned (3.58)%. The benchmark Russell 3000® Index (the “Index”) returned (3.52)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	iShares Total U.S. Stock Market Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	(3.61)%	(2.42)%	9.60%
Investor A	(3.66)	(2.66)	9.35
Class K	(3.58)	(2.38)	9.64
Russell 3000® Index(d)	(3.52)	(2.26)	9.65

(a)	See “About Fund Performance” on page 14 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Russell 3000® Index.
(c)	The Fund commenced operations on August 13, 2015.
(d)	An index that measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$963.90	$0.40	$1,000.00	$1,024.80	$0.41	0.08%
Investor A	1,000.00	963.40	1.53	1,000.00	1,023.64	1.58	0.31
Class K	1,000.00	964.20	0.15	1,000.00	1,025.05	0.15	0.03

(e)

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 14 for further information on how expenses were calculated.

FUND SUMMARY	11

Portfolio Information  as of January 31, 2019

iShares MSCI Developed World Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Apple, Inc.	2%
Microsoft Corp.	2
Amazon.com, Inc.	2
S&P 500 E-Mini Index	1
Facebook, Inc.	1
Johnson & Johnson	1
Alphabet, Inc.	1
JPMorgan Chase & Co.	1
Alphabet, Inc.	1
Exxon Mobil Corp.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	61%
Japan	8
United Kingdom	6
France	4
Canada	3
Germany	3
Switzerland	3
Australia	2
Netherlands	2
Hong Kong	1
Other(a)	6
Short-Term Securities	1
Other Assets less Liabilities(b)	—

(a)

Other includes a 1% or less investment in each of the following countries: Spain, Sweden, Singapore, Italy, Denmark, Ireland, Belgium, Finland, Norway, Israel, Austria, Chile, Luxembourg, New Zealand, Portugal, Argentina, Bermuda, Mexico, China, United Arab Emirates and Isle of Man.

(b)	Represents less than 1% of Net Assets.

iShares Russell Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	15%
Information Technology	14
Industrials	14
Consumer Discretionary	13
Real Estate	10
Health Care	8
Materials	6
Energy	6
Communication Services	5
Consumer Staples	5
Utilities	4
Short-Term Securities	2
Investment Companies(a)	—
Liabilities in Excess of Other Assets	(2)

(a)	Represents less than 1% of Net Assets.
*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Portfolio Information  as of January 31, 2019 (continued)

iShares Russell Small/Mid-Cap Index Fund*

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	17%
Financials	16
Industrials	15
Health Care	13
Consumer Discretionary	11
Real Estate	10
Materials	5
Utilities	4
Energy	3
Communication Services	3
Consumer Staples	3
Investment Companies(a)	—
Short-Term Securities	6
Liabilities in Excess of Other Assets	(6)

(a)	Represents less than 1% of Net Assets.
*	Ten largest holdings have not been included as the Fund does not hold any position in excess of 1% of Net Assets.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

iShares Total U.S. Stock Market Index Fund

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	3%
Apple, Inc.	3
Amazon.com, Inc.	3
Alphabet, Inc.	2
Berkshire Hathaway, Inc.	1
Facebook, Inc.	1
Johnson & Johnson	1
JPMorgan Chase & Co.	1
Exxon Mobil Corp.	1
Bank of America Corp.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	14
Financials	14
Consumer Discretionary	10
Industrials	10
Communication Services	9
Consumer Staples	6
Energy	5
Real Estate	4
Utilities	3
Materials	3
Short-Term Securities	3
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

PORTFOLIO INFORMATION	13

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of iShares MSCI Developed World Index Fund shown prior to the Class K November 30, 2015 inception date is that of Institutional Shares of the fund. The performance of the iShares MSCI Developed World Index Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares (available only in iShares Russell Mid-Cap Index Fund, iShares Russell Small/Mid-Cap Index Fund and iShares Total U.S. Stock Market Index Fund) are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. These shares are generally available through financial intermediaries. Prior to November 30, 2015, Investor A Shares of iShares Russell Mid-Cap Index Fund performance results are those of Institutional Shares restated to reflect Investor A Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.0%

Argentina — 0.0%
MercadoLibre, Inc.(a)	239	$86,996

Australia — 2.5%
AGL Energy Ltd.(a)	3,555	55,546
Alumina Ltd.	14,594	25,955
Amcor Ltd.	6,520	64,735
AMP Ltd.	17,547	28,931
APA Group(b)	6,187	41,359
Aristocrat Leisure Ltd.	3,150	56,655
ASX Ltd.	1,076	49,960
Aurizon Holdings Ltd.	9,896	31,711
AusNet Services	11,113	13,354
Australia & New Zealand Banking Group Ltd.	15,329	279,047
Bank of Queensland Ltd.	1,557	11,535
Bendigo & Adelaide Bank Ltd.	2,889	22,702
BHP Group Ltd.	15,714	401,224
BHP Group PLC	11,267	251,735
BlueScope Steel Ltd.	3,122	28,524
Boral Ltd.	7,064	25,555
Brambles Ltd.	9,031	70,071
Caltex Australia Ltd.	1,642	32,094
Challenger Ltd.	2,549	13,453
CIMIC Group Ltd.	634	20,669
Coca-Cola Amatil Ltd.	3,085	18,841
Cochlear Ltd.	299	42,256
Coles Group Ltd.(a)	6,529	59,372
Commonwealth Bank of Australia	9,388	478,348
Computershare Ltd.	2,182	28,267
Crown Resorts Ltd.	1,565	13,637
CSL Ltd.	2,413	343,114
Dexus	5,354	44,830
Domino’s Pizza Enterprises Ltd.	197	6,534
Flight Centre Travel Group Ltd.	328	10,292
Fortescue Metals Group Ltd.	7,368	30,437
Goodman Group	8,098	68,921
GPT Group	9,199	38,896
Harvey Norman Holdings Ltd.	1,149	2,822
Incitec Pivot Ltd.	7,636	18,430
Insurance Australia Group Ltd.	12,997	67,151
Lend Lease Group(b)	2,864	25,508
Macquarie Group Ltd.	1,713	145,687
Medibank Pvt Ltd.	16,052	30,602
Mirvac Group	18,228	31,960
National Australia Bank Ltd.	14,585	253,263
Newcrest Mining Ltd.	3,758	66,858
Oil Search Ltd.	7,094	40,391
Orica Ltd.	1,863	23,257
Origin Energy Ltd.(a)	9,696	50,658
QBE Insurance Group Ltd.	7,453	58,324
Ramsay Health Care Ltd.	667	27,547
REA Group Ltd.	358	19,786
Rio Tinto Ltd.	2,055	130,669
Santos Ltd.	9,136	43,105
Scentre Group	27,538	79,758
SEEK Ltd.	1,490	18,472
Sonic Healthcare Ltd.	2,129	35,711
South32 Ltd.	28,923	74,007
Stockland	12,246	33,754
Suncorp Group Ltd.	7,323	69,259
Sydney Airport(b)	6,831	32,606
Tabcorp Holdings Ltd.	9,261	31,385
Telstra Corp. Ltd.	23,345	52,929
TPG Telecom Ltd.	1,988	10,097

Security	Shares	Value

Australia (continued)
Transurban Group(b)	14,574	$129,246
Treasury Wine Estates Ltd.	3,763	42,349
Vicinity Centres	16,263	30,963
Washington H Soul Pattinson & Co. Ltd.	328	6,291
Wesfarmers Ltd.	6,001	140,775
Westpac Banking Corp.	18,323	327,469
Woodside Petroleum Ltd.	5,208	130,270
Woolworths Group Ltd.	6,980	149,149
WorleyParsons Ltd.	1,711	17,332

		5,156,400

Austria — 0.1%
ANDRITZ AG	276	13,626
Erste Group Bank AG	1,674	58,432
OMV AG	739	36,745
Raiffeisen Bank International AG	988	26,135
Verbund AG	416	21,261
voestalpine AG	760	24,286

		180,485

Belgium — 0.3%
Ageas	970	45,102
Anheuser-Busch InBev SA	4,065	310,579
Colruyt SA	290	20,827
Groupe Bruxelles Lambert SA	414	39,008
KBC Group NV	1,325	89,954
Proximus SADP	991	26,604
Solvay SA	391	42,568
Telenet Group Holding NV	312	14,443
UCB SA	710	61,524
Umicore SA	1,044	44,137

		694,746

Bermuda — 0.0%
Marvell Technology Group Ltd.	3,475	64,392

Canada — 3.4%
Agnico Eagle Mines Ltd.	1,231	53,542
Alimentation Couche-Tard, Inc., Class B	2,260	122,774
AltaGas Ltd.	1,344	13,758
ARC Resources Ltd.	900	6,507
Atco Ltd. Class I	416	13,155
Aurora Cannabis, Inc.(a)(c)	2,986	21,135
Bank of Montreal	3,486	255,172
Bank of Nova Scotia	6,800	387,108
Barrick Gold Corp.	9,677	128,965
BCE, Inc.	752	32,697
BlackBerry Ltd.(a)	2,652	21,354
Bombardier, Inc., Class B(a)	7,188	10,886
Brookfield Asset Management, Inc., Class A	4,531	194,971
CAE, Inc.	1,209	25,690
Cameco Corp.	1,574	19,071
Canadian Imperial Bank of Commerce	2,390	202,648
Canadian National Railway Co.	4,027	336,056
Canadian Natural Resources Ltd.	6,523	175,095
Canadian Pacific Railway Ltd.	755	154,746
Canadian Tire Corp. Ltd., Class A	312	35,487
Canadian Utilities Ltd., Class A	442	11,363
Canopy Growth Corp.(a)	1,023	50,155
CCL Industries, Inc., Class B	727	30,652
Cenovus Energy, Inc.	5,569	43,486
CGI Group, Inc(a)	1,313	86,807
CI Financial Corp.	1,069	14,392
Constellation Software, Inc.	99	73,885
Dollarama, Inc.	1,601	43,097
Emera, Inc.	71	2,486

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Canada (continued)
Empire Co. Ltd., Class A	682	$15,333
Enbridge, Inc.	11,171	408,174
Encana Corp.	4,723	32,422
Fairfax Financial Holdings Ltd.	135	63,860
Finning International, Inc.	410	7,770
First Capital Realty, Inc.	416	6,497
First Quantum Minerals Ltd.	3,285	38,026
Fortis, Inc.	2,167	77,283
Franco-Nevada Corp.	923	71,602
George Weston Ltd.	397	28,836
Gildan Activewear, Inc.	1,033	34,961
Goldcorp, Inc.	3,930	43,967
Great-West Lifeco, Inc.	1,463	31,399
H&R Real Estate Investment Trust	698	11,788
Husky Energy, Inc.	1,631	19,352
Hydro One Ltd.(d)	1,400	21,938
iA Financial Corp. Inc.	464	17,236
IGM Financial, Inc.	401	10,309
Imperial Oil Ltd.	1,472	41,764
Intact Financial Corp.	640	50,588
Inter Pipeline Ltd.	1,881	30,235
Keyera Corp.	1,004	21,334
Kinross Gold Corp.(a)	5,387	17,998
Loblaw Cos. Ltd.	901	43,632
Lundin Mining Corp.	1,396	6,375
Magna International, Inc.	1,684	89,125
Manulife Financial Corp.	10,595	170,220
Methanex Corp.	277	15,094
Metro, Inc.	1,311	47,663
National Bank of Canada	1,733	81,510
Nutrien Ltd.	3,283	170,078
Onex Corp.	418	23,630
Open Text Corp.	1,456	51,760
Pembina Pipeline Corp.	2,650	94,428
Power Corp. of Canada	1,786	35,504
Power Financial Corp.	1,028	21,093
PrairieSky Royalty Ltd.	737	10,646
Restaurant Brands International, Inc.	1,171	73,400
RioCan Real Estate Investment Trust	327	6,204
Rogers Communications, Inc., Class B	1,986	107,436
Royal Bank of Canada	7,982	607,603
Saputo, Inc.	1,172	34,359
Seven Generations Energy Ltd., Class A(a)	121	939
Shaw Communications, Inc., Class B	2,506	50,885
Shopify, Inc., Class A(a)(c)	435	73,224
SmartCentres Real Estate Investment Trust	199	5,043
SNC-Lavalin Group, Inc.	836	23,268
The Stars Group, Inc.(a)	449	8,129
Sun Life Financial, Inc.	3,354	120,994
Suncor Energy, Inc.	8,883	286,511
Teck Resources Ltd., Class B	2,426	59,083
TELUS Corp.	985	34,499
Thomson Reuters Corp.	1,127	58,934
Toronto-Dominion Bank	10,123	570,115
Tourmaline Oil Corp.	800	10,911
TransCanada Corp.	4,894	208,133
Vermilion Energy, Inc.	627	15,365
Waste Connections, Inc.	1,448	120,995
West Fraser Timber Co. Ltd.	163	9,710
Wheaton Precious Metals Corp.	2,372	49,969
WSP Global, Inc.	519	26,638

		7,092,917

Chile — 0.0%
Antofagasta PLC	1,711	19,560

Security	Shares	Value

China — 0.0%
BeiGene Ltd., ADR(a)	143	$18,516
Minth Group Ltd.	2,000	6,998
Yangzijiang Shipbuilding Holdings Ltd.	13,700	14,318

		39,832

Denmark — 0.6%
AP Moeller — Maersk A/S, Class A	17	21,223
AP Moeller — Maersk A/S, Class B	35	46,808
Carlsberg A/S, Class B	607	69,492
Chr Hansen Holding A/S	523	49,667
Coloplast A/S, Class B	666	60,839
Danske Bank A/S	3,639	67,421
DSV A/S	1,071	85,475
Genmab A/S(a)	340	49,563
H Lundbeck A/S	401	17,608
ISS A/S	782	22,162
Novo Nordisk A/S, Class B	9,692	454,226
Novozymes A/S, Class B	1,209	50,557
Orsted A/S(d)	1,081	78,116
Pandora A/S	551	23,929
Tryg A/S	795	20,283
Vestas Wind Systems A/S	1,008	83,324
William Demant Holding A/S(a)	416	13,142

		1,213,835

Finland — 0.4%
Elisa OYJ	693	28,993
Fortum OYJ	2,430	55,229
Kone OYJ, Class B	1,801	87,570
Metso OYJ	529	15,562
Neste OYJ	722	66,150
Nokia OYJ	30,041	189,789
Nokian Renkaat OYJ	729	24,253
Nordea Bank Abp	16,123	146,740
Orion OYJ, Class B	637	22,519
Sampo OYJ, Class A	2,436	111,606
Stora Enso OYJ, Class R	2,882	38,770
UPM-Kymmene OYJ	2,716	78,877
Wartsila OYJ	2,277	37,180

		903,238

France — 3.7%
Accor SA	998	43,404
Aeroports de Paris	164	31,373
Air Liquide SA	2,285	277,398
Airbus SE	3,106	357,997
Alstom SA	761	30,615
Amundi SA(d)	420	24,166
Arkema SA	340	32,214
Atos SE	505	46,046
AXA SA	10,342	239,833
BioMerieux	272	19,205
BNP Paribas SA	6,000	282,756
Bollore SA	5,423	22,371
Bouygues SA	1,139	40,313
Bureau Veritas SA	1,196	26,570
Capgemini SE	844	93,207
Carrefour SA	3,308	65,418
Casino Guichard-Perrachon SA(c)	361	17,762
Cie de Saint-Gobain	2,645	91,274
Cie Generale des Etablissements Michelin SCA	899	97,651
CNP Assurances	751	17,062
Covivio	236	24,123
Credit Agricole SA	5,643	64,451
Danone SA	3,289	239,346
Dassault Aviation SA	15	22,337

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

France (continued)
Dassault Systemes SE	680	$85,225
Edenred	1,255	50,823
Eiffage SA	392	36,725
Electricite de France SA	3,165	52,389
Engie SA	9,716	155,760
EssilorLuxottica SA	1,536	194,579
Eurazeo SE	304	22,595
Eutelsat Communications SA	1,200	25,448
Faurecia SA	484	21,175
Gecina SA	224	32,920
Getlink SE	2,363	34,558
Hermes International	169	101,280
ICADE	165	13,895
Iliad SA	109	12,480
Imerys SA	92	4,847
Ingenico Group SA	420	22,893
Ipsen SA	226	28,439
JCDecaux SA	441	13,065
Kering SA	404	202,615
Klepierre SA	1,012	34,680
L’Oreal SA	1,344	323,938
Legrand SA	1,385	82,056
LVMH Moet Hennessy Louis Vuitton SE	1,482	475,426
Natixis SA	4,543	23,288
Orange SA	10,642	165,062
Pernod Ricard SA	1,133	187,980
Peugeot SA	2,928	73,655
Publicis Groupe SA	1,197	73,089
Remy Cointreau SA	149	17,303
Renault SA	1,090	77,134
Rexel SA	2,021	23,045
Safran SA	1,780	233,873
Sanofi	6,009	522,289
Sartorius Stedim Biotech	186	20,502
Schneider Electric SE	2,934	208,671
SCOR SE	850	35,768
SEB SA	133	20,394
SES SA	1,863	37,970
Societe BIC SA	106	10,616
Societe Generale SA	4,036	125,840
Sodexo SA	496	51,634
Suez	2,395	30,662
Teleperformance	314	54,040
Thales SA	603	66,685
TOTAL SA	12,791	701,217
UbiSoft Entertainment SA(a)	411	36,475
Unibail-Rodamco-Westfield(a)	670	120,523
Unibail-Rodamco-Westfield(b)	43	7,734
Valeo SA	1,217	38,072
Veolia Environnement SA	3,001	63,398
Vinci SA	2,706	238,102
Vivendi SA	5,516	140,652
Wendel SA	109	13,282

		7,653,658

Germany — 2.8%
1&1 Drillisch AG	322	13,398
adidas AG	1,004	238,893
Allianz SE, Registered Shares	2,293	486,511
Aroundtown SA	3,852	34,073
Axel Springer SE	319	19,532
BASF SE	4,900	358,962
Bayer AG, Registered Shares	4,975	377,084
Bayerische Motoren Werke AG	1,756	147,944
Beiersdorf AG	561	56,157

Security	Shares	Value

Germany (continued)
Brenntag AG	789	$37,357
Commerzbank AG(a)	5,142	37,009
Continental AG	578	91,345
Covestro AG(d)	1,060	58,575
Daimler AG, Registered Shares	4,851	287,368
Delivery Hero SE(a)(d)	521	19,242
Deutsche Bank AG, Registered Shares	10,455	92,938
Deutsche Boerse AG	1,012	134,746
Deutsche Lufthansa AG, Registered Shares	1,558	39,333
Deutsche Post AG, Registered Shares	5,255	155,212
Deutsche Telekom AG, Registered Shares	17,780	289,118
Deutsche Wohnen SE, Bearer Shares	1,904	95,119
E.ON SE	11,429	127,049
Evonik Industries AG	777	21,250
Fraport AG Frankfurt Airport Services Worldwide	225	17,783
Fresenius Medical Care AG & Co. KGaA	1,108	81,493
Fresenius SE & Co. KGaA	2,290	118,736
GEA Group AG	745	20,525
Hannover Rueck SE	329	47,486
HeidelbergCement AG	806	55,813
Henkel AG & Co. KGaA	579	53,072
HOCHTIEF AG	103	15,405
HUGO BOSS AG	307	22,012
Infineon Technologies AG	5,910	131,459
Innogy SE(a)	800	34,246
KION Group AG	443	25,578
LANXESS AG	404	22,237
Merck KGaA	743	78,014
METRO AG	1,184	20,037
MTU Aero Engines AG	286	61,674
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	798	178,082
OSRAM Licht AG	485	20,638
ProSiebenSat.1 Media SE, Registered Shares	1,616	28,847
Puma SE	38	21,160
RWE AG	2,939	73,098
SAP SE	5,243	542,153
Siemens AG, Registered Shares	4,081	448,085
Siemens Healthineers AG(a)(d)	719	28,373
Symrise AG	680	56,481
Telefonica Deutschland Holding AG	3,284	11,513
Thyssenkrupp AG	2,298	40,840
TUI AG	2,247	34,023
Uniper SE	885	25,662
United Internet AG, Registered Shares	534	21,187
Volkswagen AG	147	25,645
Vonovia SE	2,559	128,612
Wirecard AG	626	103,802
Zalando SE(a)(d)	723	22,061

		5,834,047

Hong Kong — 1.3%
AIA Group Ltd.	64,400	581,500
ASM Pacific Technology Ltd.	1,800	19,394
Bank of East Asia Ltd.	5,400	18,214
BOC Hong Kong Holdings Ltd.	21,000	81,142
CK Asset Holdings Ltd.	13,500	113,654
CK Hutchison Holdings Ltd.	13,500	136,339
CK Infrastructure Holdings Ltd.	3,000	24,222
CLP Holdings Ltd.	8,500	99,000
Dairy Farm International Holdings Ltd.	2,000	18,099
Galaxy Entertainment Group Ltd.	12,000	83,552
Hang Lung Group Ltd.	6,000	17,632
Hang Lung Properties Ltd.	8,000	17,517
Hang Seng Bank Ltd.	3,900	89,727

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hong Kong (continued)
Henderson Land Development Co. Ltd.	6,505	$36,979
HK Electric Investments & HK Electric Investments Ltd.	17,500	17,819
HKT Trust & HKT Ltd.(b)	19,000	28,020
Hong Kong & China Gas Co. Ltd.	49,427	107,407
Hong Kong Exchanges & Clearing Ltd.	6,414	200,688
Hongkong Land Holdings Ltd.	6,100	43,883
Hysan Development Co. Ltd.	3,000	15,612
Jardine Matheson Holdings Ltd.	1,200	80,274
Jardine Strategic Holdings Ltd.	1,200	46,003
Kerry Properties Ltd.	3,500	14,537
Link REIT	11,500	126,410
Melco Resorts & Entertainment Ltd. — ADR	1,523	32,866
MGM China Holdings Ltd.(c)	5,600	10,873
MTR Corp. Ltd.	8,000	44,742
New World Development Co. Ltd.	33,357	52,609
NWS Holdings Ltd.	10,915	24,962
PCCW Ltd.	23,000	13,692
Power Assets Holdings Ltd.	7,000	47,156
Sands China Ltd.	13,600	65,244
Shangri-La Asia Ltd.	6,000	7,835
Sino Land Co. Ltd.	16,333	29,371
SJM Holdings Ltd.	13,000	13,730
Sun Hung Kai Properties Ltd.	8,500	142,567
Swire Pacific Ltd., Class A	2,500	29,608
Swire Properties Ltd.	5,200	20,296
Techtronic Industries Co. Ltd.	7,000	40,863
WH Group Ltd.(d)	54,500	46,736
Wharf Holdings Ltd.	8,000	24,180
Wharf Real Estate Investment Co. Ltd.	6,000	41,046
Wheelock & Co. Ltd.	5,000	32,053
Wynn Macau Ltd.	10,000	24,547
Yue Yuen Industrial Holdings Ltd.	5,000	17,054

		2,779,654

Ireland — 0.6%
AerCap Holdings NV(a)	652	30,814
AIB Group PLC	5,483	24,546
Allegion PLC	509	43,703
Bank of Ireland Group PLC	4,715	28,293
CRH PLC	4,678	134,654
DCC PLC	519	42,487
James Hardie Industries PLC	2,101	23,401
Kerry Group PLC, Class A	900	91,898
Kingspan Group PLC	777	31,778
Medtronic PLC	7,204	636,762
Paddy Power Betfair PLC	415	33,939
Seagate Technology PLC	1,534	67,925
Smurfit Kappa Group PLC	1,100	31,719

		1,221,919

Isle of Man — 0.0%
GVC Holdings PLC	3,284	28,938

Israel — 0.2%
Azrieli Group Ltd.	106	5,643
Bank Hapoalim BM	4,993	33,844
Bank Leumi Le-Israel BM	7,553	49,936
Bezeq The Israeli Telecommunication Corp. Ltd.	9,745	7,816
Check Point Software Technologies Ltd.(a)	622	69,614
Elbit Systems Ltd.	144	17,838
Israel Chemicals Ltd.	2,968	17,227
Mizrahi Tefahot Bank Ltd.	680	12,650
NICE Ltd.(a)	376	41,452
Teva Pharmaceutical Industries Ltd. - ADR(a)	5,708	113,304
Wix.com Ltd.(a)	284	31,055

		400,379

Security	Shares	Value

Italy — 0.7%
Assicurazioni Generali SpA	6,428	$112,537
Atlantia SpA	2,784	65,895
Davide Campari-Milano SpA	2,556	22,965
Enel SpA	43,387	262,227
Eni SpA	13,570	230,090
Ferrari NV	695	86,535
Intesa Sanpaolo SpA	79,379	181,629
Leonardo SpA	2,612	25,310
Mediobanca Banca di Credito Finanziario SpA	3,174	27,661
Moncler SpA	850	31,989
Pirelli & C SpA(a)(d)	2,660	17,387
Poste Italiane SpA(d)	2,284	19,669
Prysmian SpA	1,541	33,106
Recordati SpA	450	16,306
Snam SpA	12,590	60,121
Telecom Italia SpA(a)	51,927	28,892
Telecom Italia SpA, Non-Convertible Savings Shares	36,840	18,028
Terna Rete Elettrica Nazionale SpA	7,519	46,340
UniCredit SpA	10,462	120,946

		1,407,633

Japan — 8.4%
ABC-Mart, Inc.	200	11,491
Acom Co. Ltd.	3,800	13,322
Aeon Co. Ltd.	3,400	69,198
AEON Financial Service Co. Ltd.	600	11,636
Aeon Mall Co. Ltd.	900	14,960
AGC, Inc.	1,000	33,890
Air Water, Inc.	700	11,678
Aisin Seiki Co. Ltd.	800	31,628
Ajinomoto Co., Inc.	2,400	41,555
Alfresa Holdings Corp.	900	24,805
Alps Electric Co. Ltd.	1,200	25,297
Amada Holdings Co. Ltd.	2,000	20,130
ANA Holdings, Inc.	500	18,430
Aozora Bank Ltd.	700	21,560
Asahi Group Holdings Ltd.	1,800	75,401
Asahi Intecc Co. Ltd.	400	17,409
Asahi Kasei Corp.	7,200	79,001
Asics Corp.	800	11,580
Astellas Pharma, Inc.	9,900	146,898
Bandai Namco Holdings, Inc.	1,000	44,177
Bank of Kyoto Ltd.	300	12,753
Benesse Holdings, Inc.	500	13,054
Bridgestone Corp.	3,100	119,323
Brother Industries Ltd.	1,500	25,314
Calbee, Inc.	500	16,101
Canon, Inc.	5,300	152,429
Casio Computer Co. Ltd.	1,000	13,300
Central Japan Railway Co.	700	151,286
Chiba Bank Ltd.	4,300	26,175
Chubu Electric Power Co., Inc.	3,400	53,817
Chugai Pharmaceutical Co. Ltd.	1,100	64,951
Chugoku Electric Power Co., Inc.	1,900	26,000
Coca-Cola Bottlers Japan Holdings, Inc.	900	27,799
Concordia Financial Group Ltd.	5,300	21,861
Credit Saison Co. Ltd.	900	11,859
CyberAgent, Inc.	700	22,673
Dai Nippon Printing Co. Ltd.	1,300	30,089
Dai-ichi Life Holdings, Inc.	5,700	92,551
Daicel Corp.	1,400	14,684
Daifuku Co. Ltd.	400	20,102
Daiichi Sankyo Co. Ltd.	3,000	104,064
Daikin Industries Ltd.	1,300	140,713
Daito Trust Construction Co. Ltd.	400	55,557

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Daiwa House Industry Co. Ltd.	2,900	$94,022
Daiwa House REIT Investment Corp.	12	28,258
Daiwa Securities Group, Inc.	9,100	45,384
DeNA Co. Ltd.	400	7,078
Denso Corp.	2,300	105,792
Dentsu, Inc.	1,100	52,177
Disco Corp.	100	14,846
Don Quijote Holdings Co. Ltd.	600	34,891
East Japan Railway Co.	1,600	148,239
Eisai Co. Ltd.	1,300	100,940
Electric Power Development Co. Ltd.	900	22,510
FamilyMart UNY Holdings Co. Ltd.	300	35,143
FANUC Corp.	1,000	170,082
Fast Retailing Co. Ltd.	300	137,672
Fuji Electric Co. Ltd.	500	15,452
FUJIFILM Holdings Corp.	1,900	81,636
Fujitsu Ltd.	1,100	73,827
Fukuoka Financial Group, Inc.	1,000	22,092
Hakuhodo DY Holdings, Inc.	1,500	23,085
Hamamatsu Photonics KK	600	21,483
Hankyu Hanshin Holdings, Inc.	1,200	42,834
Hikari Tsushin, Inc.	100	16,028
Hino Motors Ltd.	1,700	17,068
Hirose Electric Co. Ltd.	135	14,500
Hisamitsu Pharmaceutical Co., Inc.	300	15,363
Hitachi Chemical Co. Ltd.	700	11,546
Hitachi Construction Machinery Co. Ltd.	700	17,778
Hitachi High-Technologies Corp.	200	7,228
Hitachi Ltd.	5,100	160,438
Hitachi Metals Ltd.	1,300	14,625
Honda Motor Co. Ltd.	8,700	261,191
Hoshizaki Corp.	300	21,304
Hoya Corp.	2,100	121,878
Hulic Co. Ltd.	2,200	20,300
Idemitsu Kosan Co. Ltd.	600	21,172
IHI Corp.	700	22,170
Iida Group Holdings Co. Ltd.	1,000	18,199
Inpex Corp.	5,400	51,907
Isetan Mitsukoshi Holdings Ltd.	2,300	23,670
Isuzu Motors Ltd.	2,800	41,651
ITOCHU Corp.	7,400	135,747
J. Front Retailing Co. Ltd.	1,400	16,047
Japan Airlines Co. Ltd.	500	18,204
Japan Airport Terminal Co. Ltd.	200	7,663
Japan Exchange Group, Inc.	2,800	49,304
Japan Post Bank Co. Ltd.	2,500	29,097
Japan Post Holdings Co. Ltd.	8,400	103,261
Japan Prime Realty Investment Corp.	3	12,236
Japan Real Estate Investment Corp.	8	46,893
Japan Retail Fund Investment Corp.	13	26,668
Japan Tobacco, Inc.	5,800	146,831
JFE Holdings, Inc.	2,500	44,069
JGC Corp.	1,300	19,945
JSR Corp.	1,300	21,019
JTEKT Corp.	1,400	18,183
JXTG Holdings, Inc.	17,350	94,768
Kajima Corp.	2,100	29,872
Kakaku.com, Inc.	900	15,800
Kamigumi Co. Ltd.	700	15,497
Kaneka Corp.	100	3,909
Kansai Electric Power Co., Inc.	3,900	59,364
Kansai Paint Co. Ltd.	1,100	19,302
Kao Corp.	2,600	183,816
Kawasaki Heavy Industries Ltd.	800	20,155

Security	Shares	Value

Japan (continued)
KDDI Corp.	9,500	$237,354
Keihan Holdings Co. Ltd.	400	16,495
Keikyu Corp.	1,000	17,032
Keio Corp.	600	34,468
Keisei Electric Railway Co. Ltd.	500	15,853
Keyence Corp.	500	257,308
Kikkoman Corp.	800	42,560
Kintetsu Group Holdings Co. Ltd.	800	34,915
Kirin Holdings Co. Ltd.	4,300	102,658
Kobayashi Pharmaceutical Co. Ltd.	300	19,066
Kobe Steel Ltd.	2,000	16,066
Koito Manufacturing Co. Ltd.	600	36,134
Komatsu Ltd.	5,100	134,294
Konami Holdings Corp.	400	18,371
Konica Minolta, Inc.	1,900	19,131
Kose Corp.	100	14,680
Kubota Corp.	5,000	79,270
Kuraray Co. Ltd.	1,500	23,068
Kurita Water Industries Ltd.	300	7,627
Kyocera Corp.	1,800	101,381
Kyowa Hakko Kirin Co. Ltd.	1,300	24,923
Kyushu Electric Power Co., Inc.	1,800	22,304
Kyushu Railway Co.	800	27,314
Lawson, Inc.	200	12,328
LINE Corp.(a)(c)	400	14,403
Lion Corp.	1,000	20,841
LIXIL Group Corp.	1,100	16,199
M3, Inc.	2,700	39,077
Makita Corp.	1,200	42,518
Marubeni Corp.	8,800	68,592
Marui Group Co. Ltd.	800	16,244
Maruichi Steel Tube Ltd.	100	3,212
Mazda Motor Corp.	2,700	29,882
McDonald’s Holdings Co. Japan Ltd.	500	22,130
Mebuki Financial Group, Inc.	5,410	15,169
Medipal Holdings Corp.	1,200	27,697
MEIJI Holdings Co. Ltd.	600	46,395
MINEBEA MITSUMI, Inc.	2,100	34,543
MISUMI Group, Inc.	1,500	34,334
Mitsubishi Chemical Holdings Corp.	6,800	58,436
Mitsubishi Corp.	7,200	211,019
Mitsubishi Electric Corp.	10,000	125,833
Mitsubishi Estate Co. Ltd.	6,400	113,353
Mitsubishi Gas Chemical Co., Inc.	1,100	17,398
Mitsubishi Heavy Industries Ltd.	1,700	65,732
Mitsubishi Materials Corp.	400	11,450
Mitsubishi Motors Corp.	4,400	27,338
Mitsubishi Tanabe Pharma Corp.	1,700	26,633
Mitsubishi UFJ Financial Group, Inc.	62,700	336,318
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,700	13,821
Mitsui & Co. Ltd.	8,700	142,140
Mitsui Chemicals, Inc.	1,200	30,126
Mitsui Fudosan Co. Ltd.	4,900	119,045
Mitsui OSK Lines Ltd.	800	19,989
Mizuho Financial Group, Inc.	128,700	211,243
MonotaRO Co Ltd.	800	17,082
MS&AD Insurance Group Holdings, Inc.	2,700	79,930
Murata Manufacturing Co. Ltd.	1,000	150,216
Nabtesco Corp.	700	18,520
Nagoya Railroad Co. Ltd.	1,200	31,758
NEC Corp.	1,300	43,686
Nexon Co. Ltd.(a)	2,100	31,948
NGK Insulators Ltd.	1,100	16,916
NGK Spark Plug Co. Ltd.	1,100	23,701

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
NH Foods Ltd.	600	$23,743
Nidec Corp.	1,200	144,310
Nikon Corp.	1,600	27,357
Nintendo Co. Ltd.	600	181,973
Nippon Building Fund, Inc.	7	45,293
Nippon Electric Glass Co. Ltd.	600	16,709
Nippon Express Co. Ltd.	500	31,641
Nippon Paint Holdings Co. Ltd.	800	26,849
Nippon Prologis REIT, Inc.	11	23,990
Nippon Steel & Sumitomo Metal Corp.	4,600	85,184
Nippon Telegraph & Telephone Corp.	3,600	154,757
Nippon Yusen KK	1,000	16,742
Nissan Chemical Corp.	600	31,901
Nissan Motor Co. Ltd.	12,600	107,604
Nisshin Seifun Group, Inc.	900	18,162
Nissin Foods Holdings Co. Ltd.	400	25,465
Nitori Holdings Co. Ltd.	400	52,088
Nitto Denko Corp.	900	50,909
Nomura Holdings, Inc.	20,000	78,096
Nomura Real Estate Holdings, Inc.	600	11,653
Nomura Real Estate Master Fund, Inc.	20	28,661
Nomura Research Institute Ltd.	490	20,052
NSK Ltd.	2,100	20,483
NTT Data Corp.	3,200	38,148
NTT DOCOMO, Inc.	7,000	168,188
Obayashi Corp.	3,200	30,449
Obic Co. Ltd.	300	28,430
Odakyu Electric Railway Co. Ltd.	1,400	31,460
Oji Holdings Corp.	4,300	24,900
Olympus Corp.	1,600	65,634
Omron Corp.	1,000	41,068
Ono Pharmaceutical Co. Ltd.	2,000	43,692
Oracle Corp. Japan	200	14,572
Oriental Land Co. Ltd.	1,100	112,787
ORIX Corp.	7,100	107,095
Osaka Gas Co. Ltd.	1,900	37,617
Otsuka Corp.	500	16,184
Otsuka Holdings Co. Ltd.	2,000	82,031
Panasonic Corp.	12,200	119,465
Park24 Co. Ltd.	800	19,090
Persol Holdings Co. Ltd.	900	16,025
Pigeon Corp.	500	19,604
Pola Orbis Holdings, Inc.	600	17,946
Rakuten, Inc.	4,300	32,464
Recruit Holdings Co. Ltd.	5,800	155,675
Renesas Electronics Corp.(a)	5,400	31,134
Resona Holdings, Inc.	11,700	59,115
Ricoh Co. Ltd.	3,300	35,154
Rinnai Corp.	100	6,621
Rohm Co. Ltd.	500	35,290
Ryohin Keikaku Co. Ltd.	100	23,834
Sankyo Co. Ltd.	300	11,627
Santen Pharmaceutical Co. Ltd.	2,300	31,815
SBI Holdings, Inc.	1,100	23,498
Secom Co. Ltd.	1,000	83,722
Sega Sammy Holdings, Inc.	1,100	15,502
Seibu Holdings, Inc.	1,000	17,373
Seiko Epson Corp.	1,800	28,017
Sekisui Chemical Co. Ltd.	2,000	31,043
Sekisui House Ltd.	3,500	52,309
Seven & i Holdings Co. Ltd.	4,000	174,172
Seven Bank Ltd.	1,500	4,468
SG Holdings Co. Ltd.	700	18,790
Sharp Corp.	800	8,517

Security	Shares	Value

Japan (continued)
Shimadzu Corp.	1,100	$25,297
Shimano, Inc.	400	56,126
Shimizu Corp.	2,700	22,978
Shin-Etsu Chemical Co. Ltd.	1,800	151,770
Shinsei Bank Ltd.	500	6,770
Shionogi & Co. Ltd.	1,400	86,349
Shiseido Co. Ltd.	2,100	124,922
Shizuoka Bank Ltd.	3,000	25,102
Showa Denko KK	900	30,229
Showa Shell Sekiyu KK	1,200	17,879
SMC Corp.	300	99,014
Softbank Corp.(a)	8,700	107,267
SoftBank Group Corp.	4,400	346,560
Sohgo Security Services Co. Ltd.	400	17,460
Sompo Holdings, Inc.	1,800	67,868
Sony Corp.	6,800	340,727
Sony Financial Holdings, Inc.	1,100	20,932
Stanley Electric Co. Ltd.	900	26,141
Subaru Corp.	3,500	82,187
Sumco Corp.	1,500	20,885
Sumitomo Chemical Co. Ltd.	7,700	40,168
Sumitomo Corp.	5,900	91,353
Sumitomo Dainippon Pharma Co. Ltd.	800	18,835
Sumitomo Electric Industries Ltd.	3,700	52,719
Sumitomo Heavy Industries Ltd.	700	23,746
Sumitomo Metal Mining Co. Ltd.	1,100	31,815
Sumitomo Mitsui Financial Group, Inc.	7,100	264,134
Sumitomo Mitsui Trust Holdings, Inc.	1,600	60,607
Sumitomo Realty & Development Co. Ltd.	2,000	76,380
Sumitomo Rubber Industries Ltd.	1,100	15,290
Sundrug Co. Ltd.	500	16,001
Suntory Beverage & Food Ltd.	600	26,566
Suzuken Co. Ltd.	500	26,253
Suzuki Motor Corp.	1,800	93,997
Sysmex Corp.	800	44,597
T&D Holdings, Inc.	2,800	34,759
Taiheiyo Cement Corp.	800	27,467
Taisei Corp.	1,100	51,791
Taisho Pharmaceutical Holdings Co. Ltd.	200	20,314
Taiyo Nippon Sanso Corp.	700	11,093
Takashimaya Co. Ltd.	900	12,231
Takeda Pharmaceutical Co. Ltd.	7,932	320,241
TDK Corp.	700	55,395
Teijin Ltd.	1,000	17,283
Terumo Corp.	1,600	91,347
THK Co. Ltd.	800	19,113
Tobu Railway Co. Ltd.	1,000	28,242
Toho Co. Ltd.	500	18,240
Toho Gas Co. Ltd.	400	17,181
Tohoku Electric Power Co., Inc.	2,000	27,115
Tokio Marine Holdings, Inc.	3,500	171,380
Tokyo Century Corp.	100	4,682
Tokyo Electric Power Co. Holdings, Inc.(a)	7,900	48,624
Tokyo Electron Ltd.	800	116,817
Tokyo Gas Co. Ltd.	2,200	57,849
Tokyu Corp.	2,600	44,498
Tokyu Fudosan Holdings Corp.	4,000	21,792
Toppan Printing Co. Ltd.	1,600	26,222
Toray Industries, Inc.	7,600	56,324
Toshiba Corp.	3,500	110,834
Tosoh Corp.	1,500	21,304
TOTO Ltd.	700	27,184
Toyo Seikan Group Holdings Ltd.	1,000	22,509
Toyo Suisan Kaisha Ltd.	600	21,599

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Toyoda Gosei Co. Ltd.	600	$13,127
Toyota Industries Corp.	700	34,679
Toyota Motor Corp.	12,200	750,911
Toyota Tsusho Corp.	1,300	41,347
Trend Micro, Inc.(a)	700	37,245
Tsuruha Holdings, Inc.	200	18,513
Unicharm Corp.	2,300	71,180
United Urban Investment Corp.	14	22,352
USS Co. Ltd.	1,500	26,264
Welcia Holdings Co. Ltd.	300	11,379
West Japan Railway Co.	900	65,733
Yahoo! Japan Corp.	14,600	39,463
Yakult Honsha Co. Ltd.	600	40,043
Yamada Denki Co. Ltd.	4,500	22,160
Yamaguchi Financial Group, Inc.	1,300	13,215
Yamaha Corp.	700	30,634
Yamaha Motor Co. Ltd.	1,500	32,151
Yamato Holdings Co. Ltd.	1,600	42,633
Yamazaki Baking Co. Ltd.	600	11,785
Yaskawa Electric Corp.	1,200	33,963
Yokogawa Electric Corp.	1,000	18,623
Yokohama Rubber Co. Ltd.	800	16,969
ZOZO, Inc.	900	18,211

		17,536,158

Luxembourg — 0.1%
ArcelorMittal	3,355	77,491
Eurofins Scientific SE	55	22,104
RTL Group SA	254	13,893
Tenaris SA	2,110	26,504

		139,992

Mexico — 0.0%
Fresnillo PLC	1,108	14,629

Netherlands — 1.8%
ABN AMRO Group NV CVA(d)	2,361	58,874
Aegon NV	9,955	51,286
Akzo Nobel NV	1,354	116,535
ASML Holding NV	2,187	382,435
CNH Industrial NV	5,515	54,205
EXOR NV	537	34,331
Heineken Holding NV	635	55,126
Heineken NV	1,339	120,268
ING Groep NV	20,759	246,322
Koninklijke Ahold Delhaize NV	6,651	175,228
Koninklijke DSM NV	946	88,466
Koninklijke KPN NV	18,448	56,713
Koninklijke Philips NV	5,070	199,885
Koninklijke Vopak NV	394	20,023
NN Group NV	1,728	72,969
NXP Semiconductors NV	1,826	158,917
QIAGEN NV(a)	1,197	44,210
Randstad NV	621	29,935
Royal Dutch Shell PLC, Class A	24,513	759,913
Royal Dutch Shell PLC, Class B	19,980	620,352
Unilever NV CVA	8,232	440,825
Wolters Kluwer NV	1,549	96,334

		3,883,152

New Zealand — 0.1%
a2 Milk Co. Ltd.(a)	3,640	32,012
Auckland International Airport Ltd.	4,780	24,328
Fisher & Paykel Healthcare Corp. Ltd.	3,256	28,337
Fletcher Building Ltd.(a)	4,849	16,758
Meridian Energy Ltd.	7,592	18,500

Security	Shares	Value

New Zealand (continued)
Ryman Healthcare Ltd.	2,631	$19,065
Spark New Zealand Ltd.	10,100	28,392

		167,392

Norway — 0.2%
Aker BP ASA	581	19,359
DNB ASA	5,107	90,645
Equinor ASA	6,176	141,222
Gjensidige Forsikring ASA	1,230	21,246
Mowi ASA(a)	2,260	49,925
Norsk Hydro ASA	6,428	29,800
Orkla ASA	5,000	40,412
Schibsted ASA, Class B	600	19,050
Telenor ASA	3,778	71,525
Yara International ASA	918	37,960

		521,144

Portugal — 0.1%
EDP — Energias de Portugal SA	13,855	50,607
Galp Energia SGPS SA	2,674	41,780
Jeronimo Martins SGPS SA	1,510	21,400

		113,787

Singapore — 0.5%
Ascendas Real Estate Investment Trust	13,497	27,525
CapitaLand Commercial Trust	9,700	13,579
CapitaLand Ltd.	12,700	31,486
CapitaLand Mall Trust	10,900	19,465
City Developments Ltd.	2,700	18,480
ComfortDelGro Corp. Ltd.	13,000	22,558
DBS Group Holdings Ltd.	9,600	171,096
Genting Singapore Ltd.	28,800	23,602
Golden Agri-Resources Ltd.	2,600	491
Jardine Cycle & Carriage Ltd.	600	16,860
Keppel Corp. Ltd.	7,300	33,195
Oversea-Chinese Banking Corp. Ltd.	17,900	153,558
SATS Ltd.	4,400	15,873
Sembcorp Industries Ltd.	7,300	14,083
Singapore Airlines Ltd.	2,500	17,960
Singapore Exchange Ltd.	5,300	30,138
Singapore Press Holdings Ltd.	5,600	10,461
Singapore Technologies Engineering Ltd.	6,300	17,446
Singapore Telecommunications Ltd.	43,600	98,030
Suntec Real Estate Investment Trust	14,000	20,088
United Overseas Bank Ltd.	7,713	144,551
UOL Group Ltd.	2,122	10,501
Venture Corp. Ltd.	1,600	19,435
Wilmar International Ltd.	13,400	33,188

		963,649

Spain — 1.0%
ACS Actividades de Construccion y Servicios SA	1,390	57,524
Aena SME SA(d)	378	65,340
Amadeus IT Group SA	2,341	170,234
Banco Bilbao Vizcaya Argentaria SA	35,569	211,107
Banco de Sabadell SA	28,053	32,166
Banco Santander SA	86,777	411,551
Bankia SA	8,122	23,675
Bankinter SA	4,192	32,732
CaixaBank SA	17,857	67,535
Enagas SA	1,135	33,083
Endesa SA	1,707	42,695
Ferrovial SA	2,738	61,399
Grifols SA	1,585	41,347
Iberdrola SA	32,316	267,107
Iberdrola SA(a)	827	6,816

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Spain (continued)
Industria de Diseno Textil SA	5,819	$162,776
Mapfre SA	5,862	16,310
Naturgy Energy Group SA	1,645	45,986
Red Electrica Corp. SA	2,380	54,848
Repsol SA	7,294	128,032
Siemens Gamesa Renewable Energy SA(a)	1,387	19,691
Telefonica SA	24,927	214,412

		2,166,366

Sweden — 0.9%
Alfa Laval AB	1,455	32,988
Assa Abloy AB, Class B	5,347	99,637
Atlas Copco AB, A Shares	3,540	92,356
Atlas Copco AB, B Shares	2,110	50,491
Autoliv, Inc.	434	34,655
Boliden AB	1,305	32,662
Electrolux AB, Class B	1,430	33,837
Epiroc AB, Class A(a)	3,313	31,813
Epiroc AB, Class B(a)	1,752	15,703
Essity AB, Class B	3,135	86,741
Hennes & Mauritz AB, Class B	4,993	77,690
Hexagon AB, Class B	1,466	71,792
Husqvarna AB, Class B	1,827	13,964
ICA Gruppen AB	430	15,124
Industrivarden AB, Class C	1,090	22,472
Investor AB, Class B	2,484	109,250
Kinnevik AB, Class B	1,142	27,904
L E Lundbergforetagen AB, B Shares	500	15,439
Lundin Petroleum AB	951	30,418
Millicom International Cellular SA, SDR(a)	447	27,996
Sandvik AB	5,986	95,655
Securitas AB, Class B	1,530	24,602
Skandinaviska Enskilda Banken AB, Class A	8,592	90,187
Skanska AB, Class B	2,237	39,170
SKF AB, Class B	1,842	31,027
Svenska Handelsbanken AB, Class A	8,117	88,271
Swedbank AB, Class A	4,996	113,491
Swedish Match AB	888	39,784
Tele2 AB, Class B	2,448	30,647
Telefonaktiebolaget LM Ericsson, Class B	16,244	144,790
Telia Co. AB	16,234	70,747
Volvo AB, Class B	7,928	114,241

		1,805,544

Switzerland — 3.2%
ABB Ltd., Registered Shares	9,831	188,172
Adecco SA, Registered Shares	844	42,294
Baloise Holding AG, Registered Shares	246	38,100
Barry Callebaut AG, Registered Shares	14	23,818
Chocoladefabriken Lindt & Spruengli AG	6	38,151
Cie Financiere Richemont SA, Registered Shares	2,785	191,964
Clariant AG, Registered Shares(a)	976	19,386
Coca-Cola HBC AG(a)	1,004	33,744
Credit Suisse Group AG, Registered Shares(a)	13,635	165,738
Dufry AG, Registered Shares(a)	198	19,803
EMS-Chemie Holding AG, Registered Shares	34	16,982
Ferguson PLC	1,203	80,557
Geberit AG, Registered Shares	215	84,050
Givaudan SA, Registered Shares	51	123,729
Glencore PLC(a)	60,868	247,509
Julius Baer Group Ltd.(a)	1,203	48,351
Kuehne + Nagel International AG, Registered Shares	280	37,865
LafargeHolcim Ltd., Registered Shares(a)	2,590	121,802
Lonza Group AG, Registered Shares(a)	411	108,585
Nestle SA, Registered Shares	16,339	1,424,497

Security	Shares	Value

Switzerland (continued)
Novartis AG, Registered Shares	11,565	$1,009,633
Pargesa Holding SA, Bearer Shares	238	18,787
Partners Group Holding AG	97	66,717
Roche Holding AG	3,748	997,102
Schindler Holding AG, Participation Certificates	217	46,160
Schindler Holding AG, Registered Shares	100	21,122
SGS SA, Registered Shares	30	72,421
Sika AG, Registered Shares	689	90,987
Sonova Holding AG, Registered Shares	302	56,678
STMicroelectronics NV	3,654	58,296
Straumann Holding AG, Registered Shares	54	39,205
Swatch Group AG, Bearer Shares	168	48,126
Swatch Group AG, Registered Shares	349	19,419
Swiss Life Holding AG, Registered Shares(a)	196	80,860
Swiss Prime Site AG, Registered Shares(a)	499	42,272
Swiss Re AG	1,623	155,653
Swisscom AG, Registered Shares	147	70,457
TE Connectivity Ltd.	1,850	149,758
Temenos AG, Registered Shares(a)	321	43,330
UBS Group AG, Registered Shares(a)	20,562	266,560
Vifor Pharma AG	253	32,200
Zurich Insurance Group AG(a)	807	253,279

		6,694,119

United Arab Emirates — 0.0%
NMC Health PLC	448	15,166

United Kingdom — 5.3%
3i Group PLC	5,328	59,464
Admiral Group PLC	1,066	28,987
Anglo American PLC	5,944	151,904
Aptiv PLC	1,416	112,048
Ashtead Group PLC	2,664	67,572
Associated British Foods PLC	1,976	62,014
AstraZeneca PLC	6,758	489,562
Auto Trader Group PLC(d)	6,015	36,098
Aviva PLC	21,370	116,223
Babcock International Group PLC	1,645	11,458
BAE Systems PLC	17,439	117,319
Barclays PLC	91,281	190,262
Barratt Developments PLC	5,214	36,879
Berkeley Group Holdings PLC	595	29,296
BP PLC	106,570	727,995
British American Tobacco PLC	12,236	431,319
British Land Co. PLC	4,723	35,579
BT Group PLC	44,591	135,976
Bunzl PLC	1,875	59,123
Burberry Group PLC	2,166	51,202
Capri Holdings Ltd.(a)	696	29,566
Carnival PLC	937	53,014
Centrica PLC	31,026	55,755
Coca-Cola European Partners PLC(a)	1,216	57,857
Compass Group PLC	8,448	180,775
ConvaTec Group PLC(d)	8,732	16,371
Croda International PLC	699	44,256
Diageo PLC	13,130	501,125
Direct Line Insurance Group PLC	6,197	27,391
easyJet PLC	1,045	17,315
Experian PLC	4,709	118,232
Fiat Chrysler Automobiles NV(a)	5,767	98,684
G4S PLC	7,199	18,461
GlaxoSmithKline PLC	26,459	513,954
Hammerson PLC	4,781	23,373
Hargreaves Lansdown PLC	1,431	30,729
HSBC Holdings PLC	106,191	894,155

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
IHS Markit Ltd.(a)	2,134	$110,797
Imperial Brands PLC	5,088	168,891
Informa PLC	6,979	61,990
InterContinental Hotels Group PLC	918	52,168
International Consolidated Airlines Group SA	2,919	24,632
Intertek Group PLC	888	57,302
Investec PLC	4,118	26,470
ITV PLC	17,906	30,395
J. Sainsbury PLC	11,577	43,349
John Wood Group PLC	3,342	23,719
Johnson Matthey PLC	991	39,590
Kingfisher PLC	10,534	30,774
Land Securities Group PLC	3,889	44,227
Legal & General Group PLC	31,793	108,315
Liberty Global PLC, Class A(a)(c)	1,067	26,035
Liberty Global PLC, Class C(a)	2,930	69,031
Linde PLC	2,938	478,923
Lloyds Banking Group PLC	379,450	289,279
London Stock Exchange Group PLC	1,671	100,496
Marks & Spencer Group PLC	9,880	37,382
Meggitt PLC	3,683	24,944
Melrose Industries PLC	27,137	60,150
Merlin Entertainments PLC(d)	4,220	18,701
Micro Focus International PLC	2,317	44,174
Mondi PLC	1,949	47,133
National Grid PLC	18,129	197,414
Next PLC	746	47,445
Pearson PLC	3,935	46,783
Pentair PLC	835	34,394
Persimmon PLC	1,684	52,533
Prudential PLC	13,826	270,383
Reckitt Benckiser Group PLC	3,582	275,616
RELX PLC	10,546	233,589
Rio Tinto PLC	6,260	346,316
Rolls-Royce Holdings PLC(a)	9,035	105,018
Royal Bank of Scotland Group PAuroraLC	24,449	77,557
Royal Mail PLC	3,649	12,857
RSA Insurance Group PLC	5,279	35,595
Sage Group PLC	5,873	48,272
Schroders PLC	821	28,164
Segro PLC	5,319	45,215
Sensata Technologies Holding PLC(a)(c)	883	41,942
Severn Trent PLC	1,484	38,995
Smith & Nephew PLC	4,584	86,357
Smiths Group PLC	2,035	38,644
SSE PLC	5,183	79,678
St. James’s Place PLC	2,649	32,652
Standard Chartered PLC	14,381	115,984
Standard Life Aberdeen PLC	12,264	40,545
Taylor Wimpey PLC	16,526	35,832
TechnipFMC PLC	2,260	51,890
Tesco PLC	52,026	152,303
Unilever PLC	6,033	316,938
United Utilities Group PLC	3,410	37,295
Vodafone Group PLC	142,509	259,905
Weir Group PLC	1,117	22,105
Whitbread PLC	1,021	65,421
Willis Towers Watson PLC	717	116,720
WM Morrison Supermarkets PLC	11,060	34,011
WPP PLC	6,401	73,250

		11,147,778

United States — 59.8%
3M Co.	3,129	626,739
Abbott Laboratories	9,358	682,947

Security	Shares	Value

United States (continued)
AbbVie, Inc.	8,078	$648,583
ABIOMED, Inc.(a)(c)	214	75,129
Accenture PLC, Class A	3,418	524,834
Activision Blizzard, Inc.	3,887	183,622
Acuity Brands, Inc.	227	27,447
Adobe, Inc.(a)	2,612	647,306
Advance Auto Parts, Inc.	420	66,864
Advanced Micro Devices, Inc.(a)	4,930	120,341
AES Corp.	3,666	60,086
Affiliated Managers Group, Inc.	330	34,634
Aflac, Inc.	4,135	197,239
Agilent Technologies, Inc.	1,769	134,532
AGNC Investment Corp.	2,816	50,435
Air Products & Chemicals, Inc.	1,177	193,487
Akamai Technologies, Inc.(a)	947	61,650
Albemarle Corp.	576	46,500
Alexandria Real Estate Equities, Inc.	599	78,894
Alexion Pharmaceuticals, Inc.(a)	1,171	143,986
Align Technology, Inc.(a)	394	98,086
Alkermes PLC(a)	927	30,470
Alleghany Corp.	80	50,525
Allergan PLC	1,795	258,444
Alliance Data Systems Corp.	265	47,061
Alliant Energy Corp.	1,285	57,144
Allstate Corp.	1,847	162,296
Ally Financial, Inc.	2,349	61,215
Alnylam Pharmaceuticals, Inc.(a)(c)	477	39,844
Alphabet, Inc., Class A(a)	1,595	1,795,795
Alphabet, Inc., Class C(a)	1,680	1,875,502
Altria Group, Inc.	10,056	496,264
Amazon.com, Inc.(a)	2,212	3,801,831
AMERCO	53	19,221
Ameren Corp.	1,280	88,755
American Airlines Group, Inc.	505	18,064
American Electric Power Co., Inc.	2,659	210,380
American Express Co.	3,904	400,941
American Financial Group, Inc.	384	36,630
American International Group, Inc.	4,799	207,461
American Tower Corp.	2,352	406,520
American Water Works Co., Inc.	952	91,078
Ameriprise Financial, Inc.	742	93,937
AmerisourceBergen Corp.	919	76,617
AMETEK, Inc.	1,212	88,355
Amgen, Inc.	3,453	646,091
Amphenol Corp., Class A	1,571	138,122
Anadarko Petroleum Corp.	2,681	126,892
Analog Devices, Inc.	1,983	196,039
Annaly Capital Management, Inc.	7,418	77,444
ANSYS, Inc.(a)	475	78,066
Antero Resources Corp.(a)	1,355	13,631
Anthem, Inc.	1,387	420,261
AO Smith Corp.	723	34,603
Aon PLC	1,308	204,349
Apache Corp.	2,170	71,219
Apple, Inc.	25,765	4,288,327
Applied Materials, Inc.	5,273	206,069
Aramark	1,282	42,242
Arch Capital Group Ltd.(a)	2,269	66,595
Archer-Daniels-Midland Co.	2,930	131,557
Arconic, Inc.	2,403	45,224
Arista Networks, Inc.(a)	295	63,360
Arrow Electronics, Inc.(a)(c)	433	32,886
Arthur J Gallagher & Co.	911	68,061
Assurant, Inc.	306	29,495

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
AT&T, Inc.	38,738	$1,164,464
Athene Holding Ltd., Class A(a)	774	33,205
Atmos Energy Corp.	616	60,140
Autodesk, Inc.(a)	1,166	171,635
Automatic Data Processing, Inc.	2,330	325,827
AutoZone, Inc.(a)	134	113,544
AvalonBay Communities, Inc.	728	140,446
Avery Dennison Corp.	477	49,823
AXA Equitable Holdings, Inc.	1,274	23,620
Axalta Coating Systems Ltd.(a)	1,286	32,947
Baker Hughes a GE Co.	2,855	67,292
Ball Corp.	1,699	88,824
Bank of America Corp.	50,617	1,441,066
Bank of New York Mellon Corp.	5,282	276,354
Bausch Health Cos., Inc.(a)	1,603	39,357
Baxter International, Inc.	2,729	197,825
BB&T Corp.	4,181	204,033
Becton Dickinson & Co.	1,427	355,979
Berkshire Hathaway, Inc., Class B(a)	6,922	1,422,748
Best Buy Co., Inc.	1,274	75,472
Biogen, Inc.(a)	1,075	358,813
BioMarin Pharmaceutical, Inc.(a)	930	91,298
BlackRock, Inc.(e)	628	260,670
Boeing Co.	2,911	1,122,540
Booking Holdings, Inc.(a)	253	463,701
BorgWarner, Inc.	1,105	45,195
Boston Properties, Inc.	827	109,056
Boston Scientific Corp.(a)	7,296	278,342
Brighthouse Financial, Inc.(a)(c)	556	20,761
Bristol-Myers Squibb Co.	8,705	429,766
Broadcom, Inc.	2,303	617,780
Broadridge Financial Solutions, Inc.	658	66,346
Brookfield Property REIT, Inc., Class A	759	13,814
Brown-Forman Corp., Class B	1,507	71,206
Bunge Ltd.	764	42,073
Burlington Stores, Inc.(a)	380	65,250
C.H. Robinson Worldwide, Inc.	786	68,201
Cabot Oil & Gas Corp.	2,465	61,502
Cadence Design Systems, Inc.(a)	1,604	77,040
Camden Property Trust	447	43,337
Campbell Soup Co.	891	31,568
Capital One Financial Corp.	2,589	208,648
Cardinal Health, Inc.	1,579	78,903
CarMax, Inc.(a)(c)	998	58,662
Carnival Corp.	2,353	135,486
Caterpillar, Inc.	3,170	422,117
Cboe Global Markets, Inc.	619	57,734
CBRE Group, Inc., Class A(a)	1,610	73,657
CBS Corp., Class B	1,777	87,890
CDK Global, Inc.	598	29,248
CDW Corp.	855	71,196
Celanese Corp.	660	63,202
Celgene Corp.(a)	3,751	331,813
Centene Corp.(a)	1,080	141,016
CenterPoint Energy, Inc.	2,513	77,702
CenturyLink, Inc.	5,020	76,906
Cerner Corp.(a)	1,537	84,397
CF Industries Holdings, Inc.	1,297	56,614
Charles Schwab Corp.	6,466	302,415
Charter Communications, Inc., Class A(a)	848	280,730
Chemours Co.	1,077	38,503
Cheniere Energy, Inc.(a)	1,048	68,801
Chevron Corp.	10,222	1,171,952
Chipotle Mexican Grill, Inc.(a)	140	74,145

Security	Shares	Value

United States (continued)
Chubb Ltd.	2,471	$328,767
Church & Dwight Co., Inc.	1,288	83,218
Cigna Corp.	2,028	405,215
Cimarex Energy Co.	477	35,937
Cincinnati Financial Corp.	871	70,656
Cintas Corp.	471	88,317
Cisco Systems, Inc.	25,087	1,186,364
CIT Group, Inc.	708	32,703
Citigroup, Inc.	13,425	865,375
Citizens Financial Group, Inc.	2,477	84,020
Citrix Systems, Inc.	691	70,855
Clorox Co.	699	103,718
CME Group, Inc.	1,907	347,608
CMS Energy Corp.	1,443	75,238
Coca-Cola Co.	21,552	1,037,298
Cognex Corp.(c)	878	39,949
Cognizant Technology Solutions Corp., Class A	3,135	218,447
Colgate-Palmolive Co.	4,344	280,970
Comcast Corp., Class A	24,392	892,015
Comerica, Inc.	971	76,457
CommScope Holding Co., Inc.(a)	763	15,954
Conagra Brands, Inc.	2,571	55,636
Concho Resources, Inc.(a)	1,039	124,514
ConocoPhillips	6,199	419,610
Consolidated Edison, Inc.	1,627	126,337
Constellation Brands, Inc., Class A	891	154,731
Continental Resources, Inc.(a)(c)	428	19,761
Cooper Cos., Inc.	279	77,774
Copart, Inc.(a)(c)	1,166	59,035
Corning, Inc.	4,235	140,856
CoStar Group, Inc.(a)	179	69,942
Costco Wholesale Corp.	2,339	502,020
Coty, Inc., Class A(a)	3,055	23,707
Crown Castle International Corp.	2,257	264,204
Crown Holdings, Inc.(a)(c)	651	33,201
CSX Corp.	4,316	283,561
Cummins, Inc.	858	126,220
CVS Health Corp.	6,894	451,902
D.R. Horton, Inc.	1,772	68,133
Danaher Corp.	3,360	372,691
Darden Restaurants, Inc.	706	74,081
DaVita, Inc.(a)	639	35,867
Deere & Co.	1,603	262,892
Dell Technologies, Inc., Class C(a)	887	43,099
Delta Air Lines, Inc.	919	45,426
DENTSPLY SIRONA, Inc.	1,088	45,642
Devon Energy Corp.	2,887	76,939
DexCom, Inc.(a)	501	70,656
Diamondback Energy, Inc.	809	83,424
Digital Realty Trust, Inc.	1,050	113,757
Discover Financial Services	1,748	117,973
Discovery, Inc., Class A(a)	636	18,050
Discovery, Inc., Class C(a)	1,593	42,453
DISH Network Corp., Class A(a)	1,154	35,393
Dollar General Corp.	1,416	163,449
Dollar Tree, Inc.(a)	1,226	118,714
Dominion Energy, Inc.	3,951	277,518
Domino’s Pizza, Inc.	219	62,137
Dover Corp.	835	73,338
DowDuPont, Inc.	12,308	662,293
DTE Energy Co.	1,000	117,750
Duke Energy Corp.	3,800	333,564
Duke Realty Corp.	1,967	57,515
DXC Technology Co.	1,482	95,026

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
E*Trade Financial Corp.	1,473	$68,730
East West Bancorp, Inc.	730	36,734
Eastman Chemical Co.	791	63,770
Eaton Corp. PLC	2,311	176,214
Eaton Vance Corp.	553	21,302
eBay, Inc.	5,015	168,755
Ecolab, Inc.	1,406	222,387
Edison International	1,768	100,723
Edwards Lifesciences Corp.(a)	1,126	191,893
Electronic Arts, Inc.(a)	1,619	149,337
Eli Lilly & Co.	5,156	617,998
Emerson Electric Co.	3,399	222,533
Entergy Corp.	939	83,749
EOG Resources, Inc.	3,074	304,941
Equifax, Inc.	682	72,988
Equinix, Inc.	423	166,662
Equity Residential	1,946	141,202
Essex Property Trust, Inc.	348	94,378
Estee Lauder Cos., Inc., Class A	1,191	162,476
Everest Re Group Ltd.	219	47,972
Evergy, Inc.	1,409	80,764
Eversource Energy	1,747	121,259
Exelon Corp.	5,253	250,883
Expedia Group, Inc.	622	74,173
Expeditors International of Washington, Inc.	989	68,538
Extra Space Storage, Inc.	714	70,408
Exxon Mobil Corp.	22,585	1,655,029
F5 Networks, Inc.(a)	335	53,918
Facebook, Inc., Class A(a)	12,865	2,144,467
Fastenal Co.	1,494	90,327
Federal Realty Investment Trust	397	52,630
FedEx Corp.	1,308	232,262
Fidelity National Financial, Inc.	1,404	50,769
Fidelity National Information Services, Inc.	1,766	184,600
Fifth Third Bancorp	3,569	95,721
First Data Corp., Class A(a)	2,734	67,393
First Republic Bank	838	80,976
FirstEnergy Corp.	2,627	102,978
Fiserv, Inc.(a)	2,160	179,129
FleetCor Technologies, Inc.(a)	467	94,245
Flex Ltd.(a)	2,312	22,241
FLIR Systems, Inc.	675	32,994
Flowserve Corp.	796	35,056
Fluor Corp.	800	29,256
FMC Corp.	753	60,089
Ford Motor Co.	19,839	174,583
Fortinet, Inc.(a)	801	61,333
Fortive Corp.	1,656	124,183
Fortune Brands Home & Security, Inc.	687	31,121
Franklin Resources, Inc.	1,732	51,285
Freeport-McMoRan, Inc.	7,139	83,098
Gap, Inc.	1,111	28,264
Garmin Ltd.	586	40,539
Gartner, Inc.(a)(c)	515	69,983
General Dynamics Corp.	1,366	233,818
General Electric Co.	46,362	471,038
General Mills, Inc.	3,147	139,853
General Motors Co.	6,666	260,107
Genuine Parts Co.	745	74,366
Gilead Sciences, Inc.	6,915	484,119
Global Payments, Inc.	837	93,978
GoDaddy, Inc., Class A(a)	921	63,208
Goldman Sachs Group, Inc.	1,913	378,793
Goodyear Tire & Rubber Co.	1,401	29,687

Security	Shares	Value

United States (continued)
GrubHub, Inc.(a)	460	$36,984
H&R Block, Inc.	909	21,443
Halliburton Co.	4,670	146,451
Hanesbrands, Inc.	2,105	31,554
Harley-Davidson, Inc.	784	28,898
Harris Corp.	614	94,053
Hartford Financial Services Group, Inc.	1,879	88,163
Hasbro, Inc.	671	60,766
HCA Healthcare, Inc.	1,491	207,890
HCP, Inc.	2,363	74,529
HD Supply Holdings, Inc.(a)	869	36,446
Helmerich & Payne, Inc.	515	28,835
Henry Schein, Inc.(a)(c)	869	67,521
Hershey Co.	730	77,453
Hess Corp.	1,519	82,026
Hewlett Packard Enterprise Co.	8,187	127,635
Hilton Worldwide Holdings, Inc.	1,555	115,816
HollyFrontier Corp.	846	47,664
Hologic, Inc.(a)	1,544	68,554
Home Depot, Inc.	6,103	1,120,084
Honeywell International, Inc.	3,961	568,918
Hormel Foods Corp.	1,660	70,251
Host Hotels & Resorts, Inc.	4,218	76,177
HP, Inc.	8,487	186,969
Humana, Inc.	746	230,507
Huntington Bancshares, Inc.	5,624	74,462
Huntington Ingalls Industries, Inc.	213	43,974
IAC/InterActiveCorp(a)	395	83,456
IDEX Corp.	426	58,728
IDEXX Laboratories, Inc.(a)	456	97,028
Illinois Tool Works, Inc.	1,633	224,227
Illumina, Inc.(a)	799	223,552
Incyte Corp.(a)	1,029	82,927
Ingersoll-Rand PLC	1,376	137,655
Ingredion, Inc.	358	35,442
Intel Corp.	24,597	1,159,011
Intercontinental Exchange, Inc.	3,115	239,107
International Business Machines Corp.	4,869	654,491
International Flavors & Fragrances, Inc.	482	68,338
International Paper Co.	2,059	97,658
Interpublic Group of Cos., Inc.	1,863	42,383
Intuit, Inc.	1,285	277,329
Intuitive Surgical, Inc.(a)	606	317,326
Invesco Ltd.	2,095	38,171
Invitation Homes, Inc.	1,540	34,635
IPG Photonics Corp.(a)	183	24,339
IQVIA Holdings, Inc.(a)	883	113,916
Iron Mountain, Inc.	1,485	55,242
J.M. Smucker Co.	644	67,543
Jack Henry & Associates, Inc.	424	56,625
Jacobs Engineering Group, Inc.	665	43,092
Jazz Pharmaceuticals PLC(a)	324	40,788
JB Hunt Transport Services, Inc.	426	45,599
Jefferies Financial Group, Inc.	1,415	29,446
Johnson & Johnson	14,311	1,904,508
Johnson Controls International PLC	4,934	166,621
Jones Lang LaSalle, Inc.	224	32,124
JPMorgan Chase & Co.	17,928	1,855,548
Juniper Networks, Inc.	1,893	49,104
Kansas City Southern	569	60,172
Kellogg Co.	1,341	79,132
KeyCorp	5,586	92,001
Keysight Technologies, Inc.(a)	1,063	78,683
Kimberly-Clark Corp.	1,881	209,506

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
Kimco Realty Corp.	2,106	$35,823
Kinder Morgan, Inc.	10,676	193,236
KLA-Tencor Corp.	793	84,510
Knight-Swift Transportation Holdings, Inc.(c)	602	19,114
Kohl’s Corp.	942	64,706
Kraft Heinz Co.	3,246	156,003
Kroger Co.	4,116	116,606
L Brands, Inc.	1,160	32,294
L3 Technologies, Inc.	393	77,374
Laboratory Corp. of America Holdings(a)	508	70,790
Lam Research Corp.	876	148,552
Lamb Weston Holdings, Inc.	811	58,635
Las Vegas Sands Corp.	2,014	117,537
Lear Corp.	323	49,719
Leggett & Platt, Inc.	779	31,908
Leidos Holdings, Inc.	784	45,472
Lennar Corp., Class A(c)	1,646	78,053
Lennox International, Inc.	191	43,792
Liberty Broadband Corp., Class C(a)(c)	576	48,972
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	572	22,754
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	869	34,725
Liberty Media Corp. — Liberty Formula One, Class C(a)	1,006	31,558
Liberty Property Trust	737	34,742
Lincoln National Corp.	1,216	71,124
Live Nation Entertainment, Inc.(a)(c)	764	40,882
LKQ Corp.(a)	1,691	44,338
Lockheed Martin Corp.	1,367	396,006
Loews Corp.	1,523	72,952
Lowe’s Cos., Inc.	4,326	415,988
Lululemon Athletica, Inc.(a)	566	83,660
LyondellBasell Industries NV, Class A	1,760	153,067
M&T Bank Corp.	750	123,405
Macerich Co.	632	29,173
Macy’s, Inc.	1,604	42,185
ManpowerGroup, Inc.	363	28,688
Marathon Oil Corp.	4,879	77,039
Marathon Petroleum Corp.	3,603	238,735
Markel Corp.(a)(c)	70	73,746
Marriott International, Inc., Class A	1,573	180,156
Marsh & McLennan Cos., Inc.	2,739	241,552
Martin Marietta Materials, Inc.	354	62,545
Masco Corp.	1,698	55,032
Mastercard, Inc., Class A	4,921	1,038,971
Mattel, Inc.(a)	1,475	17,464
Maxim Integrated Products, Inc.	1,409	76,466
McCormick & Co., Inc.	642	79,377
McDonald’s Corp.	4,138	739,792
McKesson Corp.	1,047	134,278
Merck & Co., Inc.	14,187	1,055,938
MetLife, Inc.	4,564	208,438
Mettler-Toledo International, Inc.(a)	127	81,046
MGM Resorts International	2,564	75,484
Microchip Technology, Inc.	1,247	100,221
Micron Technology, Inc.(a)	6,271	239,678
Microsoft Corp.	38,860	4,058,150
Mid-America Apartment Communities, Inc.	638	64,617
Middleby Corp.(a)(c)	276	32,463
Mohawk Industries, Inc.(a)	333	42,887
Molson Coors Brewing Co., Class B	1,074	71,539
Mondelez International, Inc., Class A	7,823	361,892
Monster Beverage Corp.(a)	2,125	121,635
Moody’s Corp.	915	145,037
Morgan Stanley	6,940	293,562
Mosaic Co.	2,074	66,949

Security	Shares	Value

United States (continued)
Motorola Solutions, Inc.	878	$102,647
MSCI, Inc.	440	74,919
Mylan NV(a)	2,647	79,278
Nasdaq, Inc.	626	55,113
National Oilwell Varco, Inc.	2,153	63,470
National Retail Properties, Inc.	818	43,117
Nektar Therapeutics(a)	876	37,090
NetApp, Inc.	1,347	85,898
Netflix, Inc.(a)	2,323	788,658
Newell Brands, Inc.	2,590	54,934
Newmont Mining Corp.	2,869	97,862
News Corp., Class A	2,227	28,572
NextEra Energy, Inc.	2,516	450,314
Nielsen Holdings PLC	1,902	48,843
NIKE, Inc., Class B	6,831	559,322
NiSource, Inc.	1,988	54,233
Noble Energy, Inc.	2,701	60,340
Nordstrom, Inc.	525	24,365
Norfolk Southern Corp.	1,465	245,739
Northern Trust Corp.	1,147	101,464
Northrop Grumman Corp.	898	247,444
Norwegian Cruise Line Holdings Ltd.(a)	1,217	62,590
NRG Energy, Inc.	1,710	69,956
Nucor Corp.	1,688	103,373
NVIDIA Corp.	3,081	442,894
NVR, Inc.(a)	18	47,880
O’Reilly Automotive, Inc.(a)	427	147,170
Occidental Petroleum Corp.	4,024	268,723
OGE Energy Corp.	1,084	44,390
Old Dominion Freight Line, Inc.	321	43,634
Omnicom Group, Inc.	1,185	92,288
ON Semiconductor Corp.(a)	2,232	44,729
ONEOK, Inc.	2,160	138,694
Oracle Corp.	15,928	800,063
Owens Corning	672	35,206
PACCAR, Inc.	1,928	126,323
Packaging Corp. of America	454	42,821
Palo Alto Networks, Inc.(a)	498	106,980
Parker-Hannifin Corp.	728	119,982
Parsley Energy, Inc., Class A(a)	1,112	20,661
Paychex, Inc.	1,792	126,874
PayPal Holdings, Inc.(a)	5,998	532,382
People’s United Financial, Inc.	1,724	28,239
PepsiCo, Inc.	7,545	850,095
Perrigo Co. PLC	623	28,938
Pfizer, Inc.	31,271	1,327,454
Philip Morris International, Inc.	8,292	636,162
Phillips 66	2,390	228,030
Pinnacle West Capital Corp.	611	53,841
Pioneer Natural Resources Co.	890	126,665
Plains GP Holdings LP, Class A(a)	970	22,155
PNC Financial Services Group, Inc.	2,469	302,872
Polaris Industries, Inc.	348	29,190
PPG Industries, Inc.	1,276	134,541
PPL Corp.	3,843	120,363
Principal Financial Group, Inc.	1,421	71,149
Procter & Gamble Co.	13,278	1,280,929
Progressive Corp.	3,143	211,492
Prologis, Inc.	3,410	235,836
Prudential Financial, Inc.	2,250	207,315
PTC, Inc.(a)(c)	568	48,161
Public Service Enterprise Group, Inc.	2,676	145,976
Public Storage	837	177,879
PulteGroup, Inc.	1,405	39,073

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
PVH Corp.	407	$44,408
Qorvo, Inc.(a)	660	43,138
QUALCOMM, Inc.	7,502	371,499
Quest Diagnostics, Inc.	774	67,609
Qurate Retail, Inc.(a)	2,333	50,743
Ralph Lauren Corp.	261	30,313
Raymond James Financial, Inc.	727	58,524
Raytheon Co.	1,492	245,822
Realty Income Corp.	1,574	108,118
Red Hat, Inc.(a)	946	168,237
Regency Centers Corp.	826	53,690
Regeneron Pharmaceuticals, Inc.(a)	426	182,869
Regions Financial Corp.	5,791	87,849
Reinsurance Group of America, Inc.	331	47,813
RenaissanceRe Holdings Ltd.	179	24,707
Republic Services, Inc.	1,209	92,742
ResMed, Inc.	747	71,092
Robert Half International, Inc.	624	40,204
Rockwell Automation, Inc.	667	113,070
Rollins, Inc.	642	23,908
Roper Technologies, Inc.	549	155,510
Ross Stores, Inc.	2,022	186,267
Royal Caribbean Cruises Ltd.	886	106,364
S&P Global, Inc.	1,317	252,403
Sabre Corp.	1,320	30,334
salesforce.com, Inc.(a)	3,835	582,805
SBA Communications Corp.(a)	625	114,081
Schlumberger Ltd.	7,383	326,402
Sealed Air Corp.	770	30,415
Seattle Genetics, Inc.(a)	583	44,559
SEI Investments Co.	650	30,901
Sempra Energy	1,459	170,674
ServiceNow, Inc.(a)	949	208,799
Sherwin-Williams Co.	450	189,684
Signature Bank	269	34,246
Simon Property Group, Inc.	1,635	297,766
Sirius XM Holdings, Inc.(c)	8,594	50,103
Skyworks Solutions, Inc.	1,015	74,136
SL Green Realty Corp.	454	41,963
Snap-on, Inc.	308	51,125
Southern Co.	5,318	258,455
Southwest Airlines Co.	724	41,094
Spirit AeroSystems Holdings, Inc., Class A	564	47,038
Splunk, Inc.(a)	758	94,629
Sprint Corp.(a)	4,842	30,214
Square, Inc., Class A(a)	1,624	115,872
SS&C Technologies Holdings, Inc.	1,195	61,531
Stanley Black & Decker, Inc.	833	105,325
Starbucks Corp.	7,197	490,404
State Street Corp.	2,010	142,509
Steel Dynamics, Inc.	1,229	44,969
Stryker Corp.	1,785	316,962
SunTrust Banks, Inc.	2,447	145,401
SVB Financial Group(a)	301	70,247
Symantec Corp.	3,507	73,717
Synchrony Financial	3,787	113,761
Synopsys, Inc.(a)	844	78,787
Sysco Corp.	2,634	168,181
T-Mobile U.S., Inc.(a)	1,753	122,044
T. Rowe Price Group, Inc.	1,248	116,638
Take-Two Interactive Software, Inc.(a)	646	68,185
Tapestry, Inc.	1,603	62,052
Targa Resources Corp.	1,112	47,827
Target Corp.	2,688	196,224

Security	Shares	Value

United States (continued)
TD Ameritrade Holding Corp.	1,460	$81,687
Teleflex, Inc.	259	70,837
Tesla, Inc.(a)	691	212,151
Texas Instruments, Inc.	5,186	522,126
Textron, Inc.	1,409	75,001
Thermo Fisher Scientific, Inc.	2,149	527,945
Tiffany & Co.	602	53,415
TJX Cos., Inc.	6,623	329,362
Torchmark Corp.	584	48,916
Total System Services, Inc.	823	73,749
Tractor Supply Co.	677	57,816
TransDigm Group, Inc.(a)	247	96,577
TransUnion	1,027	62,462
Travelers Cos., Inc.	1,428	179,271
Trimble, Inc.(a)	1,369	51,557
TripAdvisor, Inc.(a)(c)	508	29,149
Twenty-First Century Fox, Inc., Class A	5,557	274,016
Twenty-First Century Fox, Inc., Class B	2,432	119,314
Twitter, Inc.(a)	3,779	126,823
Tyson Foods, Inc., Class A	1,574	97,462
U.S. Bancorp	8,255	422,326
UDR, Inc.	1,497	65,494
UGI Corp.	948	54,064
Ulta Salon Cosmetics & Fragrance, Inc.(a)	293	85,533
Under Armour, Inc., Class A(a)	773	16,032
Under Armour, Inc., Class C(a)(c)	1,169	22,141
Union Pacific Corp.	3,945	627,531
United Continental Holdings, Inc.(a)	323	28,188
United Parcel Service, Inc., Class B	3,699	389,875
United Rentals, Inc.(a)	454	56,868
United Technologies Corp.	4,367	515,612
United Therapeutics Corp.(a)	250	28,833
UnitedHealth Group, Inc.	5,134	1,387,207
Universal Health Services, Inc., Class B	482	63,879
Unum Group	1,113	38,688
Vail Resorts, Inc.	208	39,158
Valero Energy Corp.	2,297	201,723
Varian Medical Systems, Inc.(a)	518	68,392
Veeva Systems, Inc., Class A(a)	684	74,597
Ventas, Inc.	1,981	127,755
VEREIT, Inc.	4,970	40,158
VeriSign, Inc.(a)	582	98,515
Verisk Analytics, Inc.(a)	836	98,155
Verizon Communications, Inc.	22,041	1,213,577
Vertex Pharmaceuticals, Inc.(a)	1,344	256,583
VF Corp.	1,783	150,075
Viacom, Inc., Class B	1,965	57,810
Visa, Inc., Class A	9,477	1,279,490
Vistra Energy Corp.(a)	1,812	45,499
VMware, Inc., Class A	425	64,205
Vornado Realty Trust	964	67,393
Voya Financial, Inc.	807	37,469
Vulcan Materials Co.	659	66,987
W.R. Berkley Corp.	501	38,522
W.W. Grainger, Inc.	239	70,598
WABCO Holdings, Inc.(a)	247	28,215
Wabtec Corp.(c)	427	29,531
Walgreens Boots Alliance, Inc.	4,499	325,098
Walmart, Inc.	7,871	754,278
Walt Disney Co.	7,934	884,800
Waste Management, Inc.	2,322	222,146
Waters Corp.(a)	395	91,332
Wayfair, Inc., Class A(a)	351	38,420
WEC Energy Group, Inc.	1,615	117,943

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United States (continued)
WellCare Health Plans, Inc.(a)(c)	282	$77,967
Wells Fargo & Co.	24,407	1,193,746
Welltower, Inc.	1,973	152,888
Western Digital Corp.	1,652	74,323
Western Union Co.	2,447	44,658
Westlake Chemical Corp.	196	14,484
Westrock Co.	1,420	57,808
Weyerhaeuser Co.	4,073	106,876
Whirlpool Corp.	339	45,090
Williams Cos., Inc.	6,457	173,887
Workday, Inc., Class A(a)	766	139,052
Worldpay, Inc., Class A(a)	1,574	131,398
WP Carey, Inc.	905	67,775
Wynn Resorts Ltd.	550	67,656
Xcel Energy, Inc.	2,690	140,848
Xerox Corp.	1,376	38,817
Xilinx, Inc.	1,302	145,746
XPO Logistics, Inc.(a)(c)	666	40,479
Xylem, Inc.	1,013	72,186
Yum! Brands, Inc.	1,691	158,920
Zayo Group Holdings, Inc.(a)	1,298	35,630
Zillow Group, Inc., Class C(a)	521	18,282
Zimmer Biomet Holdings, Inc.	1,124	123,145
Zions Bancorporation	946	45,020
Zoetis, Inc.	2,609	224,791

		125,029,757

Total Common Stocks — 98.0% (Cost — $156,308,401)		204,977,262

Preferred Stocks — 0.2%

Germany — 0.2%
Bayerische Motoren Werke AG, Preference Shares	357	26,387
Fuchs Petrolub SE, Preference Shares	457	21,438
Henkel AG & Co. KGaA, Preference Shares	972	94,608
Porsche Automobil Holding SE, Preference Shares	840	54,623
Sartorius AG, Preference Shares	168	25,219
Volkswagen AG, Preference Shares	990	168,861

Total Preferred Stocks — 0.2% (Cost — $349,432)		391,136

Security	Shares	Value

Rights — 0.0%

Spain — 0.0%
ACS Actividades de Construccion y Servicios SA, (Expires 02/05/19)(a)	1,390	$763

Total Rights — 0.0% (Cost — $711)		763

Total Long-Term Investments — 98.2% (Cost — $156,658,544)		205,369,161

Short-Term Securities — 1.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.62%(e)(f)(g)	921,311	921,587
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.31%(f)(g)	1,976,624	1,976,624

Total Short-Term Securities — 1.4% (Cost — $2,898,073)		2,898,211

Total Investments — 99.6% (Cost — $159,556,617)		208,267,372

Other Assets Less Liabilities — 0.4%		908,499

Net Assets — 100.0%		$209,175,871

(a)	Non-income producing security.
(b)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(c)	Security, or a portion of the security, is on loan.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

(g)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/ or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	3,387,068	—		(2,465,757	)(b)	921,311	$921,587	$15,008	(c)	$622	$(843)
BlackRock Cash Funds: Treasury, SL Agency Shares	1,116,632	859,992	(d)	—		1,976,624	1,976,624	21,270		—	—
BlackRock, Inc.	1,679	—		(1,051)		628	260,670	9,064		51,393	(221,295)
PNC Financial Services Group, Inc.(e)	6,610	—		(4,141)		2,469	—	8,214		85,009	(328,519)

							$3,158,881	$53,556		$137,024	$(550,657)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares purchased.
(e)	As of period end, the entity is no longer an affiliate of the Fund.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
NIikkei 225 Index	4	03/07/19	$381	$3,372
Euro Stoxx 50 Index	16	03/15/19	577	6,385
FTSE 100 Index	5	03/15/19	453	9,494
S&P 500 E-Mini Index	19	03/15/19	2,569	60,008

				$79,259

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$79,259	$—	$—	$—	$79,259

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(1,521,215)	$—	$—	$—	$(1,521,215)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$75,791	$—	$—	$—	$75,791

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$3,000,176

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares MSCI Developed World Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Argentina	$86,996	$—	$—	$86,996
Australia	59,372	5,097,028	—	5,156,400
Austria	—	180,485	—	180,485
Belgium	—	694,746	—	694,746
Bermuda	64,392	—	—	64,392
Canada	7,092,917	—	—	7,092,917
Chile	—	19,560	—	19,560
China	18,516	21,316	—	39,832
Denmark	—	1,213,835	—	1,213,835
Finland	—	903,238	—	903,238
France	173,522	7,480,136	—	7,653,658
Germany	55,406	5,778,641	—	5,834,047
Hong Kong	50,685	2,728,969	—	2,779,654
Ireland	813,143	408,776	—	1,221,919
Isle of Man	—	28,938	—	28,938
Israel	213,973	186,406	—	400,379
Italy	—	1,407,633	—	1,407,633
Japan	107,267	17,428,891	—	17,536,158
Luxembourg	—	139,992	—	139,992
Mexico	—	14,629	—	14,629
Netherlands	158,917	3,724,235	—	3,883,152
New Zealand	16,758	150,634	—	167,392
Norway	—	521,144	—	521,144
Portugal	—	113,787	—	113,787
Singapore	—	963,649	—	963,649
Spain	—	2,166,366	—	2,166,366
Sweden	34,655	1,770,889	—	1,805,544
Switzerland	149,758	6,544,361	—	6,694,119
United Arab Emirates	—	15,166	—	15,166
United Kingdom	1,129,203	10,018,575	—	11,147,778
United States	125,029,757	—	—	125,029,757
Preferred Stocks	—	391,136	—	391,136
Rights	763	—	—	763
Short-Term Securities	2,898,211	—	—	2,898,211

	$138,154,211	$70,113,161	$—	$208,267,372

Derivative Financial Instruments(a)
Assets:
Equity contracts	$79,259	$—	$—	$79,259

(a)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.7%

Aerospace & Defense — 1.7%
Arconic, Inc.	57,703	$1,085,970
Curtiss-Wright Corp.	6,102	692,699
Harris Corp.	16,045	2,457,773
HEICO Corp.(b)	5,211	440,330
HEICO Corp., Class A	10,490	734,615
Hexcel Corp.	11,880	804,395
Huntington Ingalls Industries, Inc.	5,797	1,196,791
L3 Technologies, Inc.	10,697	2,106,025
Spirit AeroSystems Holdings, Inc., Class A	14,462	1,206,131
Teledyne Technologies, Inc.(a)	4,826	1,082,086
Textron, Inc.	32,706	1,740,940
TransDigm Group, Inc.(a)	6,525	2,551,275

		16,099,030

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	18,349	1,592,143
Expeditors International of Washington, Inc.	23,484	1,627,441
XPO Logistics, Inc.(a)	16,705	1,015,330

		4,234,914

Airlines — 0.7%
Alaska Air Group, Inc.	16,037	1,025,566
American Airlines Group, Inc.	55,867	1,998,362
Copa Holdings SA, Class A	4,175	395,999
JetBlue Airways Corp.(a)	40,702	732,229
United Continental Holdings, Inc.(a)	33,051	2,884,361

		7,036,517

Auto Components — 0.8%
Adient PLC	12,380	244,381
Aptiv PLC	35,713	2,825,970
BorgWarner, Inc.	28,633	1,171,090
Gentex Corp.	37,086	785,482
Goodyear Tire & Rubber Co.	30,967	656,191
Lear Corp.	8,567	1,318,718
Visteon Corp.(a)	3,932	302,331

		7,304,163

Automobiles — 0.1%
Harley-Davidson, Inc.	22,418	826,328
Thor Industries, Inc.	6,719	437,541

		1,263,869

Banks — 4.3%
Associated Banc-Corp	22,111	478,703
Bank of Hawaii Corp.	5,565	430,342
Bank OZK	16,215	491,963
BankUnited, Inc.	13,628	460,763
BOK Financial Corp.	4,339	360,614
CIT Group, Inc.	14,023	647,722
Citizens Financial Group, Inc.	63,186	2,143,269
Comerica, Inc.	21,695	1,708,264
Commerce Bancshares, Inc.	13,703	819,440
Cullen/Frost Bankers, Inc.	7,890	767,539
East West Bancorp, Inc.	19,319	972,132
Fifth Third Bancorp	88,488	2,373,248
First Citizens BancShares, Inc., Class A	1,062	432,797
First Hawaiian, Inc.	14,303	368,016
First Horizon National Corp.	43,427	637,508
First Republic Bank	22,042	2,129,919
FNB Corp.	42,949	500,356
Huntington Bancshares, Inc.	144,743	1,916,397
KeyCorp	139,381	2,295,605
M&T Bank Corp.	18,895	3,108,983
PacWest Bancorp	16,353	631,062

Security	Shares	Value

Banks (continued)
People’s United Financial, Inc.	51,089	$836,838
Pinnacle Financial Partners, Inc.	10,477	563,348
Popular, Inc.	13,144	717,794
Prosperity Bancshares, Inc.	9,270	659,468
Regions Financial Corp.	139,712	2,119,431
Signature Bank	7,443	947,568
Sterling Bancorp	29,941	576,065
SunTrust Banks, Inc.	60,639	3,603,169
SVB Financial Group(a)	7,106	1,658,398
Synovus Financial Corp.	21,328	755,438
TCF Financial Corp.	21,914	485,614
Texas Capital Bancshares, Inc.(a)(b)	6,697	390,234
Umpqua Holdings Corp.	29,366	519,191
Webster Financial Corp.	12,681	683,252
Western Alliance Bancorp(a)(b)	13,191	584,098
Wintrust Financial Corp.	7,496	533,266
Zions Bancorporation	26,133	1,243,670

		40,551,484

Beverages — 0.5%
Brown-Forman Corp., Class A	6,862	322,720
Brown-Forman Corp., Class B	38,149	1,802,540
Keurig Dr Pepper, Inc.	23,848	649,143
Molson Coors Brewing Co., Class B	23,363	1,556,209

		4,330,612

Biotechnology — 1.6%
Agios Pharmaceuticals, Inc.(a)(b)	6,749	361,746
Alkermes PLC(a)	20,483	673,276
Alnylam Pharmaceuticals, Inc.(a)	11,888	993,005
BioMarin Pharmaceutical, Inc.(a)	24,120	2,367,860
Bluebird Bio, Inc.(a)	7,456	994,854
Exact Sciences Corp.(a)	15,962	1,437,857
Exelixis, Inc.(a)	39,000	919,230
Incyte Corp.(a)	23,594	1,901,441
Ionis Pharmaceuticals, Inc.(a)	17,103	991,974
Neurocrine Biosciences, Inc.(a)	11,863	1,046,554
Sage Therapeutics, Inc.(a)	6,007	856,538
Sarepta Therapeutics, Inc.(a)	8,835	1,234,338
Seattle Genetics, Inc.(a)	14,878	1,137,126
United Therapeutics Corp.(a)	5,955	686,790

		15,602,589

Building Products — 0.7%
Allegion PLC	12,652	1,086,301
AO Smith Corp.	18,896	904,363
Armstrong World Industries, Inc.	5,747	391,026
Fortune Brands Home & Security, Inc.	19,543	885,298
Lennox International, Inc.	4,888	1,120,721
Masco Corp.	41,672	1,350,589
Owens Corning	14,388	753,787
USG Corp.	10,793	465,718

		6,957,803

Capital Markets — 2.8%
Affiliated Managers Group, Inc.	7,245	760,363
Ameriprise Financial, Inc.	19,055	2,412,363
BGC Partners, Inc., Class A	36,725	227,328
Cboe Global Markets, Inc.	15,040	1,402,781
E*Trade Financial Corp.	34,288	1,599,878
Eaton Vance Corp.	15,819	609,348
Evercore, Inc., Class A	5,368	480,167
Franklin Resources, Inc.	41,207	1,220,139
Invesco Ltd.	54,417	991,478
Lazard Ltd., Class A	16,119	641,375
Legg Mason, Inc.	11,316	337,217

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Capital Markets (continued)
LPL Financial Holdings, Inc.	11,427	$804,118
Moody’s Corp.	22,526	3,570,596
MSCI, Inc.	11,724	1,996,245
Nasdaq, Inc.	15,797	1,390,768
Northern Trust Corp.	27,596	2,441,142
Raymond James Financial, Inc.	17,628	1,419,054
SEI Investments Co.	18,029	857,099
T. Rowe Price Group, Inc.	31,925	2,983,710
Virtu Financial, Inc., Class A	5,503	140,602

		26,285,771

Chemicals — 2.0%
Albemarle Corp.	14,152	1,142,491
Ashland Global Holdings, Inc.	8,655	656,914
Axalta Coating Systems Ltd.(a)	29,216	748,514
Cabot Corp.	7,900	370,431
Celanese Corp.	18,027	1,726,266
CF Industries Holdings, Inc.	30,976	1,352,102
Chemours Co.	22,894	818,460
Eastman Chemical Co.	19,375	1,562,012
Element Solutions, Inc.(a)	29,614	332,861
FMC Corp.	18,356	1,464,809
Huntsman Corp.	30,225	664,043
International Flavors & Fragrances, Inc.	13,620	1,931,044
Mosaic Co.	47,207	1,523,842
NewMarket Corp.	1,034	414,727
Olin Corp.	22,462	530,328
RPM International, Inc.	17,950	1,026,022
Scotts Miracle-Gro Co., Class A	5,373	399,483
Valvoline, Inc.	25,481	563,385
Versum Materials, Inc.	14,666	539,269
Westlake Chemical Corp.	5,139	379,772
WR Grace & Co.	9,159	650,381

		18,797,156

Commercial Services & Supplies — 0.9%
ADT, Inc.	13,804	99,665
Cintas Corp.	11,768	2,206,618
Clean Harbors, Inc.(a)	6,723	398,069
Copart, Inc.(a)	27,171	1,375,668
KAR Auction Services, Inc.	18,448	959,480
Republic Services, Inc.	29,219	2,241,389
Rollins, Inc.	19,267	717,503
Stericycle, Inc.(a)(b)	11,074	488,142

		8,486,534

Communications Equipment — 1.2%
Arista Networks, Inc.(a)	7,777	1,670,344
ARRIS International PLC(a)	22,539	707,499
CommScope Holding Co., Inc.(a)	25,583	534,940
EchoStar Corp., Class A(a)	6,320	258,994
F5 Networks, Inc.(a)	8,201	1,319,951
Juniper Networks, Inc.	46,690	1,211,139
Motorola Solutions, Inc.	21,964	2,567,811
Palo Alto Networks, Inc.(a)	12,298	2,641,856
Ubiquiti Networks, Inc.(b)	2,008	217,286

		11,129,820

Construction & Engineering — 0.3%
AECOM(a)(b)	20,610	630,872
Arcosa, Inc.	6,483	190,794
Fluor Corp.	18,661	682,433
Jacobs Engineering Group, Inc.	17,006	1,101,989
Quanta Services, Inc.	19,347	683,723

		3,289,811

Security	Shares	Value

Construction Materials — 0.4%
Eagle Materials, Inc.	6,193	$439,703
Martin Marietta Materials, Inc.	8,446	1,492,239
Vulcan Materials Co.	17,723	1,801,543

		3,733,485

Consumer Finance — 1.0%
Ally Financial, Inc.	56,972	1,484,691
Credit Acceptance Corp.(a)	1,555	618,921
Discover Financial Services	45,335	3,059,659
Navient Corp.	34,873	397,552
OneMain Holdings, Inc.(a)(b)	10,302	307,927
Santander Consumer USA Holdings, Inc.	15,536	296,116
SLM Corp.(a)	58,466	626,171
Synchrony Financial	100,282	3,012,471

		9,803,508

Containers & Packaging — 1.5%
AptarGroup, Inc.	8,542	846,683
Ardagh Group SA	2,789	33,803
Avery Dennison Corp.	11,511	1,202,324
Ball Corp.	45,080	2,356,782
Bemis Co., Inc.	12,054	588,717
Berry Global Group, Inc.(a)	17,517	862,712
Crown Holdings, Inc.(a)(b)	17,186	876,486
Graphic Packaging Holding Co.	41,628	502,450
International Paper Co.	55,375	2,626,436
Owens-Illinois, Inc.	21,243	426,347
Packaging Corp. of America	12,491	1,178,151
Sealed Air Corp.	20,798	821,521
Silgan Holdings, Inc.	10,338	285,536
Sonoco Products Co.	13,550	780,209
Westrock Co.	33,819	1,376,772

		14,764,929

Distributors — 0.4%
Genuine Parts Co.	19,561	1,952,579
LKQ Corp.(a)(b)	43,466	1,139,678
Pool Corp.	5,404	810,114

		3,902,371

Diversified Consumer Services — 0.5%
2U, Inc.(a)	7,315	415,858
Bright Horizons Family Solutions, Inc.(a)	7,836	907,330
frontdoor, Inc.(a)	9,100	270,452
Graham Holdings Co., Class B	564	375,060
Grand Canyon Education, Inc.(a)(b)	6,279	583,570
H&R Block, Inc.	28,335	668,423
Service Corp. International	23,787	1,020,938
ServiceMaster Global Holdings, Inc.(a)	18,743	730,790

		4,972,421

Diversified Financial Services — 0.6%
AXA Equitable Holdings, Inc.	26,669	494,443
FactSet Research Systems, Inc.	5,112	1,117,637
Interactive Brokers Group, Inc., Class A	9,745	491,148
Jefferies Financial Group, Inc.	40,137	835,251
MarketAxess Holdings, Inc.	5,008	1,075,568
Morningstar, Inc.	2,426	301,188
Voya Financial, Inc.	20,744	963,144

		5,278,379

Diversified Telecommunication Services — 0.3%
CenturyLink, Inc.	129,112	1,977,996
Zayo Group Holdings, Inc.(a)	30,142	827,398

		2,805,394

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electric Utilities — 2.6%
Alliant Energy Corp.	32,353	$1,438,738
Avangrid, Inc.	7,478	372,928
Edison International	42,931	2,445,779
Entergy Corp.	24,437	2,179,536
Evergy, Inc.	35,521	2,036,064
Eversource Energy	42,831	2,972,900
FirstEnergy Corp.	65,585	2,570,932
Hawaiian Electric Industries, Inc.	14,524	540,147
OGE Energy Corp.	27,212	1,114,331
PG&E Corp.(a)	69,731	906,503
Pinnacle West Capital Corp.	15,012	1,322,857
PPL Corp.	97,763	3,061,937
Xcel Energy, Inc.	68,785	3,601,583

		24,564,235

Electrical Equipment — 0.9%
Acuity Brands, Inc.	5,483	662,950
AMETEK, Inc.	30,834	2,247,799
GrafTech International Ltd.	7,795	102,972
Hubbell, Inc.	7,261	793,845
nVent Electric PLC	21,565	539,556
Regal-Beloit Corp.	5,826	447,204
Rockwell Automation, Inc.	16,263	2,756,904
Sensata Technologies Holding PLC(a)	22,151	1,052,172

		8,603,402

Electronic Equipment, Instruments & Components — 2.1%
Amphenol Corp., Class A	39,987	3,515,657
Arrow Electronics, Inc.(a)	11,943	907,071
Avnet, Inc.	14,635	602,962
CDW Corp.	20,037	1,668,481
Cognex Corp.	22,007	1,001,318
Coherent, Inc.(a)(b)	3,226	381,313
Corning, Inc.	106,657	3,547,412
Dolby Laboratories, Inc., Class A	8,263	534,038
FLIR Systems, Inc.	17,885	874,219
IPG Photonics Corp.(a)(b)	4,793	637,469
Jabil, Inc.	20,957	558,504
Keysight Technologies, Inc.(a)	25,155	1,861,973
Littelfuse, Inc.	3,326	584,445
National Instruments Corp.	14,690	649,592
Trimble, Inc.(a)	33,363	1,256,450
Universal Display Corp.	5,606	582,071
Zebra Technologies Corp., Class A(a)	7,052	1,224,227

		20,387,202

Energy Equipment & Services — 0.4%
Apergy Corp.(a)	10,249	344,571
Helmerich & Payne, Inc.	14,651	820,310
Nabors Industries Ltd.	44,251	130,983
National Oilwell Varco, Inc.	52,607	1,550,854
Patterson-UTI Energy, Inc.	28,637	347,367
RPC, Inc.	7,605	82,058
Transocean Ltd.(a)	69,452	595,204
Weatherford International PLC(a)	126,322	81,907

		3,953,254

Entertainment — 0.3%
Take-Two Interactive Software, Inc.(a)	15,205	1,604,888
Viacom, Inc., Class B	47,357	1,393,243

		2,998,131

Equity Real Estate Investment Trusts (REITs) — 9.3%
Alexandria Real Estate Equities, Inc.	14,186	1,868,438
American Campus Communities, Inc.	18,107	833,284
American Homes 4 Rent, Class A	35,810	791,759
Apartment Investment & Management Co., Class A	20,331	1,006,791

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Apple Hospitality REIT, Inc.	28,998	$475,857
AvalonBay Communities, Inc.	18,503	3,569,599
Boston Properties, Inc.	20,768	2,738,676
Brandywine Realty Trust	23,468	353,193
Brixmor Property Group, Inc.	40,105	686,999
Brookfield Property REIT, Inc., Class A	16,914	307,835
Camden Property Trust	11,785	1,142,556
Chimera Investment Corp.	26,247	499,480
Colony Capital, Inc.	64,217	389,797
Columbia Property Trust, Inc.	15,814	349,015
CoreSite Realty Corp.	4,816	475,773
Corporate Office Properties Trust	13,632	336,574
CubeSmart	25,525	789,999
CyrusOne, Inc.	14,400	780,480
Digital Realty Trust, Inc.	27,712	3,002,318
Douglas Emmett, Inc.	22,121	836,837
Duke Realty Corp.	48,533	1,419,105
Empire State Realty Trust, Inc., Class A	19,099	295,271
EPR Properties	9,799	715,915
Equity Commonwealth	16,332	528,504
Equity LifeStyle Properties, Inc.	11,666	1,235,196
Equity Residential	48,178	3,495,796
Essex Property Trust, Inc.	8,821	2,392,255
Extra Space Storage, Inc.	16,657	1,642,547
Federal Realty Investment Trust	9,958	1,320,132
Gaming and Leisure Properties, Inc.	27,611	1,035,413
HCP, Inc.	63,325	1,997,270
Healthcare Trust of America, Inc., Class A	28,554	811,505
Highwoods Properties, Inc.	13,535	599,871
Hospitality Properties Trust	22,691	604,942
Host Hotels & Resorts, Inc.	100,207	1,809,738
Hudson Pacific Properties, Inc.	20,521	666,317
Invitation Homes, Inc.	41,002	922,135
Iron Mountain, Inc.	38,867	1,445,852
JBG SMITH Properties	14,618	564,986
Kilroy Realty Corp.	13,550	954,733
Kimco Realty Corp.	55,809	949,311
Lamar Advertising Co., Class A	11,216	835,031
Liberty Property Trust	20,229	953,595
Life Storage, Inc.	6,039	593,453
Macerich Co.	18,123	836,558
Medical Properties Trust, Inc.	49,840	907,088
MFA Financial, Inc.	59,465	435,878
Mid-America Apartment Communities, Inc.	15,124	1,531,759
National Retail Properties, Inc.	21,614	1,139,274
New Residential Investment Corp.	49,949	848,134
Omega Healthcare Investors, Inc.	26,342	1,058,685
Outfront Media, Inc.	18,074	375,036
Paramount Group, Inc.	27,357	396,129
Park Hotels & Resorts, Inc.	26,706	803,049
Rayonier, Inc.	17,921	545,515
Realty Income Corp.	39,677	2,725,413
Regency Centers Corp.	20,371	1,324,115
Retail Properties of America, Inc., Class A	28,709	362,882
Retail Value, Inc.	2,132	64,834
SBA Communications Corp.(a)	15,088	2,754,013
Senior Housing Properties Trust	31,429	432,777
SITE Centers Corp.	20,463	267,451
SL Green Realty Corp.	11,007	1,017,377
Spirit Realty Capital, Inc.	11,322	449,710
Starwood Property Trust, Inc.	36,939	815,613
STORE Capital Corp.	25,454	822,673
Sun Communities, Inc.	11,453	1,258,799
Taubman Centers, Inc.	7,969	396,856

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
UDR, Inc.	36,062	$1,577,713
Uniti Group, Inc.	22,446	446,900
Ventas, Inc.	48,005	3,095,842
VEREIT, Inc.	132,632	1,071,667
VICI Properties, Inc.	54,840	1,180,705
Vornado Realty Trust	23,151	1,618,486
Weingarten Realty Investors	16,758	480,787
Welltower, Inc.	50,190	3,889,223
Weyerhaeuser Co.	101,273	2,657,404
WP Carey, Inc.	21,240	1,590,664

		88,203,142

Food & Staples Retailing — 0.5%
Casey’s General Stores, Inc.	4,832	621,782
Kroger Co.	107,150	3,035,559
Sprouts Farmers Market, Inc.(a)	16,898	405,214
U.S. Foods Holding Corp.(a)	28,669	966,719

		5,029,274

Food Products — 2.4%
Archer-Daniels-Midland Co.	75,603	3,394,575
Bunge Ltd.	18,839	1,037,464
Campbell Soup Co.	24,350	862,720
Conagra Brands, Inc.	64,884	1,404,090
Flowers Foods, Inc.	24,140	474,592
Hain Celestial Group, Inc.(a)	12,228	224,139
Hershey Co.	19,210	2,038,181
Hormel Foods Corp.	37,116	1,570,749
Ingredion, Inc.	9,731	963,369
J.M. Smucker Co.	14,832	1,555,580
Kellogg Co.	33,573	1,981,143
Lamb Weston Holdings, Inc.	19,683	1,423,081
McCormick & Co., Inc.	16,440	2,032,641
Pilgrim’s Pride Corp.(a)	7,072	143,279
Post Holdings, Inc.(a)(b)	8,612	799,366
TreeHouse Foods, Inc.(a)	7,359	429,471
Tyson Foods, Inc., Class A	39,366	2,437,543

		22,771,983

Gas Utilities — 0.4%
Atmos Energy Corp.	14,648	1,430,084
National Fuel Gas Co.	10,804	619,069
UGI Corp.	23,167	1,321,214

		3,370,367

Health Care Equipment & Supplies — 3.4%
ABIOMED, Inc.(a)	5,759	2,021,812
Align Technology, Inc.(a)	10,712	2,666,752
Cantel Medical Corp.	4,978	405,309
Cooper Cos., Inc.	6,614	1,843,719
DENTSPLY SIRONA, Inc.	29,276	1,228,128
DexCom, Inc.(a)	11,732	1,654,564
Edwards Lifesciences Corp.(a)	28,386	4,837,542
Hill-Rom Holdings, Inc.	9,086	908,782
Hologic, Inc.(a)	37,108	1,647,595
ICU Medical, Inc.(a)	2,090	519,992
IDEXX Laboratories, Inc.(a)	11,601	2,468,461
Insulet Corp.(a)	8,099	657,558
Integra LifeSciences Holdings Corp.(a)	9,510	450,394
Masimo Corp.(a)	6,136	763,257
ResMed, Inc.	18,967	1,805,089
STERIS PLC	11,432	1,303,934
Teleflex, Inc.	6,133	1,677,376
Varian Medical Systems, Inc.(a)	12,278	1,621,064
West Pharmaceutical Services, Inc.	9,997	1,082,375
Zimmer Biomet Holdings, Inc.	27,564	3,019,912

		32,583,615

Security	Shares	Value

Health Care Providers & Services — 2.2%
Acadia Healthcare Co., Inc.(a)(b)	11,427	$312,643
AmerisourceBergen Corp.	21,243	1,771,029
Cardinal Health, Inc.	40,293	2,013,441
Centene Corp.(a)	27,482	3,588,325
Chemed Corp.	2,063	614,650
DaVita, Inc.(a)	17,779	997,935
Encompass Health Corp.	13,439	898,263
Henry Schein, Inc.(a)	20,427	1,587,178
Laboratory Corp. of America Holdings(a)	13,593	1,894,184
MEDNAX, Inc.(a)	11,810	426,459
Molina Healthcare, Inc.(a)	8,282	1,101,340
Penumbra, Inc.(a)	4,033	586,842
Premier, Inc., Class A(a)	7,087	281,992
Quest Diagnostics, Inc.	18,280	1,596,758
Universal Health Services, Inc., Class B	11,434	1,515,348
WellCare Health Plans, Inc.(a)	6,704	1,853,522

		21,039,909

Health Care Technology — 0.5%
athenahealth, Inc.(a)	5,507	742,013
Cerner Corp.(a)	42,909	2,356,133
Veeva Systems, Inc., Class A(a)(b)	16,326	1,780,514

		4,878,660

Hotels, Restaurants & Leisure — 2.6%
Aramark	33,506	1,104,023
Caesars Entertainment Corp.(a)	75,607	691,048
Chipotle Mexican Grill, Inc.(a)	3,274	1,733,943
Choice Hotels International, Inc.	4,615	365,323
Darden Restaurants, Inc.	16,693	1,751,596
Domino’s Pizza, Inc.	5,664	1,607,047
Dunkin’ Brands Group, Inc.	11,407	780,125
Extended Stay America, Inc.	25,284	432,356
Hilton Grand Vacations, Inc.(a)	12,926	392,175
Hilton Worldwide Holdings, Inc.	37,541	2,796,054
Hyatt Hotels Corp., Class A	5,672	396,530
International Game Technology PLC	13,169	215,445
MGM Resorts International	66,214	1,949,340
Norwegian Cruise Line Holdings Ltd.(a)	29,450	1,514,613
Royal Caribbean Cruises Ltd.	22,486	2,699,444
Six Flags Entertainment Corp.	9,554	588,431
Vail Resorts, Inc.	5,363	1,009,638
Wendy’s Co.	25,128	435,217
Wyndham Destinations, Inc.	12,659	533,450
Wyndham Hotels & Resorts, Inc.	13,021	639,201
Wynn Resorts Ltd.	14,098	1,734,195
Yum China Holdings, Inc.	48,957	1,784,483

		25,153,677

Household Durables — 1.3%
D.R. Horton, Inc.	46,352	1,782,234
Garmin Ltd.	15,565	1,076,787
Leggett & Platt, Inc.	18,223	746,414
Lennar Corp., Class A	38,674	1,833,921
Lennar Corp., Class B	2,045	77,955
Mohawk Industries, Inc.(a)	8,527	1,098,192
Newell Brands, Inc.	58,007	1,230,329
NVR, Inc.(a)	432	1,149,120
PulteGroup, Inc.	34,929	971,376
Tempur Sealy International, Inc.(a)	6,193	328,353
Toll Brothers, Inc.	18,173	671,311
Whirlpool Corp.	8,325	1,107,308

		12,073,300

Household Products — 0.6%
Church & Dwight Co., Inc.	33,017	2,133,228
Clorox Co.	17,398	2,581,515

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products (continued)
Energizer Holdings, Inc.	7,882	$373,607
Spectrum Brands Holdings, Inc.	5,505	307,620

		5,395,970

Independent Power and Renewable Electricity Producers — 0.5%
AES Corp.	88,731	1,454,301
NRG Energy, Inc.	38,989	1,595,040
Vistra Energy Corp.(a)	52,958	1,329,775

		4,379,116

Industrial Conglomerates — 0.6%
BWX Technologies, Inc.	13,803	640,735
Carlisle Cos., Inc.	7,765	836,523
Roper Technologies, Inc.	13,683	3,875,847
Seaboard Corp.	36	139,110

		5,492,215

Insurance — 3.7%
Alleghany Corp.	1,974	1,246,699
American Financial Group, Inc.	8,995	858,033
American National Insurance Co.	992	138,076
Arch Capital Group Ltd.(a)	53,222	1,562,066
Arthur J Gallagher & Co.	24,768	1,850,417
Aspen Insurance Holdings Ltd.	8,316	347,027
Assurant, Inc.	6,892	664,320
Assured Guaranty Ltd.	14,411	584,510
Athene Holding Ltd., Class A(a)	21,798	935,134
Axis Capital Holdings Ltd.	11,351	607,846
Brighthouse Financial, Inc.(a)	15,858	592,138
Brown & Brown, Inc.	31,822	864,286
Cincinnati Financial Corp.	21,095	1,711,226
CNA Financial Corp.	3,823	175,323
Erie Indemnity Co., Class A	3,468	507,646
Everest Re Group Ltd.	5,545	1,214,632
Fidelity National Financial, Inc.	35,996	1,301,615
First American Financial Corp.	14,726	737,478
Hanover Insurance Group, Inc.	5,864	668,731
Hartford Financial Services Group, Inc.	48,187	2,260,934
Lincoln National Corp.	28,832	1,686,384
Loews Corp.	37,236	1,783,604
Markel Corp.(a)	1,831	1,928,977
Mercury General Corp.	3,650	188,705
Old Republic International Corp.	38,904	783,916
Principal Financial Group, Inc.	37,800	1,892,646
Reinsurance Group of America, Inc.	8,586	1,240,248
RenaissanceRe Holdings Ltd.	5,478	756,128
Torchmark Corp.	14,161	1,186,125
Unum Group	27,698	962,782
W.R. Berkley Corp.	13,001	999,647
White Mountains Insurance Group Ltd.	434	387,814
Willis Towers Watson PLC	17,521	2,852,244

		35,477,357

Interactive Media & Services — 0.7%
IAC/InterActiveCorp(a)	10,046	2,122,519
Match Group, Inc.	7,022	375,607
Twitter, Inc.(a)	96,760	3,247,265
Zillow Group, Inc., Class A(a)	7,433	258,743
Zillow Group, Inc., Class C(a)	16,824	590,354

		6,594,488

Internet & Direct Marketing Retail — 0.6%
Expedia Group, Inc.	16,260	1,939,005
GrubHub, Inc.(a)(b)	12,023	966,649
Qurate Retail, Inc.(a)	56,802	1,235,444
TripAdvisor, Inc.(a)	13,842	794,254
Wayfair, Inc., Class A(a)(b)	7,877	862,216

		5,797,568

Security	Shares	Value

IT Services — 5.6%
Akamai Technologies, Inc.(a)	21,266	$1,384,417
Alliance Data Systems Corp.	6,367	1,130,716
Amdocs Ltd.	19,548	1,092,342
Black Knight, Inc.(a)	19,459	957,188
Booz Allen Hamilton Holding Corp.	19,089	937,843
Broadridge Financial Solutions, Inc.	15,565	1,569,419
Conduent, Inc.(a)	25,159	320,777
CoreLogic, Inc.(a)	10,859	394,182
DXC Technology Co.	37,972	2,434,765
EPAM Systems, Inc.(a)	7,046	996,868
Euronet Worldwide, Inc.(a)	6,545	752,740
Fidelity National Information Services, Inc.	44,105	4,610,296
First Data Corp., Class A(a)	72,924	1,797,577
Fiserv, Inc.(a)	53,852	4,465,946
FleetCor Technologies, Inc.(a)	11,863	2,394,072
Gartner, Inc.(a)	11,926	1,620,624
Genpact Ltd.	20,464	610,441
Global Payments, Inc.(b)	21,494	2,413,346
GoDaddy, Inc., Class A(a)	21,507	1,476,025
Jack Henry & Associates, Inc.	10,510	1,403,611
Leidos Holdings, Inc.	19,362	1,122,996
Okta, Inc.(a)	11,401	939,784
Paychex, Inc.	43,455	3,076,614
Sabre Corp.	37,836	869,471
Square, Inc., Class A(a)	39,547	2,821,678
Switch, Inc., Class A	5,328	44,436
Teradata Corp.(a)(b)	15,796	701,027
Total System Services, Inc.	24,308	2,178,240
Twilio, Inc., Class A(a)	11,741	1,307,008
VeriSign, Inc.(a)	14,205	2,404,480
Western Union Co.	61,117	1,115,385
WEX, Inc.(a)	5,485	884,895
Worldpay, Inc., Class A(a)	40,427	3,374,846

		53,604,055

Leisure Products — 0.3%
Brunswick Corp.	11,547	581,045
Hasbro, Inc.	15,564	1,409,476
Mattel, Inc.(a)	46,039	545,102
Polaris Industries, Inc.	7,800	654,264

		3,189,887

Life Sciences Tools & Services — 1.8%
Agilent Technologies, Inc.	43,038	3,273,040
Bio-Rad Laboratories, Inc., Class A(a)	2,923	730,370
Bio-Techne Corp.	5,119	893,061
Bruker Corp.	13,421	470,540
Charles River Laboratories International, Inc.(a)	6,511	802,090
IQVIA Holdings, Inc.(a)	21,994	2,837,446
Mettler-Toledo International, Inc.(a)	3,308	2,111,033
PerkinElmer, Inc.	14,982	1,355,871
PRA Health Sciences, Inc.(a)	7,970	844,581
QIAGEN NV(a)	30,267	1,120,787
Waters Corp.(a)	10,147	2,346,189

		16,785,008

Machinery — 4.0%
AGCO Corp.	8,692	558,026
Allison Transmission Holdings, Inc.	15,238	741,633
Colfax Corp.(a)	11,306	279,824
Crane Co.	6,633	548,947
Cummins, Inc.	20,117	2,959,412
Donaldson Co., Inc.	17,642	834,114
Dover Corp.	19,812	1,740,088
Flowserve Corp.	18,070	795,803
Fortive Corp.(b)	39,756	2,981,302

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Gardner Denver Holdings, Inc.(a)	16,889	$416,652
Gates Industrial Corp. PLC(a)(b)	6,197	92,397
Graco, Inc.	22,018	954,040
IDEX Corp.	10,433	1,438,293
Ingersoll-Rand PLC	33,095	3,310,824
ITT, Inc.	11,640	611,798
Lincoln Electric Holdings, Inc.	8,374	723,849
Middleby Corp.(a)(b)	7,532	885,914
Nordson Corp.	7,921	1,026,878
Oshkosh Corp.	10,017	751,776
PACCAR, Inc.	46,373	3,038,359
Parker-Hannifin Corp.	17,920	2,953,395
Pentair PLC	20,828	857,905
Snap-on, Inc.	7,493	1,243,763
Stanley Black & Decker, Inc.	20,444	2,584,939
Terex Corp.	8,917	273,841
Timken Co.	9,179	390,934
Toro Co.	14,167	842,936
Trinity Industries, Inc.	19,449	454,718
Valmont Industries, Inc.	2,886	372,294
WABCO Holdings, Inc.(a)	6,926	791,157
Wabtec Corp.	11,432	790,637
Welbilt, Inc.(a)	17,733	248,617
Xylem, Inc.	24,079	1,715,870

		38,210,935

Marine — 0.1%
Kirby Corp.(a)	8,154	610,816

Media — 2.0%
AMC Networks, Inc., Class A(a)	5,869	369,395
Cable One, Inc.	565	499,652
CBS Corp., Class B	43,899	2,171,245
Cinemark Holdings, Inc.	14,173	579,959
Discovery, Inc., Class A(a)(b)	21,401	607,360
Discovery, Inc., Class C(a)	45,928	1,223,981
DISH Network Corp., Class A(a)	30,544	936,784
GCI Liberty, Inc., Class A(a)	13,908	707,917
Interpublic Group of Cos., Inc.	52,404	1,192,191
John Wiley & Sons, Inc., Class A	5,930	307,055
Liberty Broadband Corp., Class A(a)	3,413	289,320
Liberty Broadband Corp., Class C(a)	14,271	1,213,320
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	11,263	448,042
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	21,981	878,361
Liberty Media Corp. — Liberty Formula One, Class A(a)	3,288	100,613
Liberty Media Corp. — Liberty Formula One, Class C(a)	27,101	850,158
Lions Gate Entertainment Corp., Class A	6,341	116,484
Lions Gate Entertainment Corp., Class B	13,392	234,762
Live Nation Entertainment, Inc.(a)	18,882	1,010,376
Madison Square Garden Co., Class A(a)	2,451	681,133
News Corp., Class A	53,117	681,491
News Corp., Class B	16,332	211,173
Omnicom Group, Inc.	30,036	2,339,204
Sirius XM Holdings, Inc.(b)	225,894	1,316,962
Tribune Media Co., Class A	11,538	529,710
Viacom, Inc., Class A	1,358	46,566

		19,543,214

Metals & Mining — 1.2%
Alcoa Corp.(a)	25,794	765,566
Freeport-McMoRan, Inc.	195,572	2,276,458
Newmont Mining Corp.	72,111	2,459,706
Nucor Corp.	42,496	2,602,455
Reliance Steel & Aluminum Co.	9,078	743,306
Royal Gold, Inc.	8,967	783,447
Steel Dynamics, Inc.	29,364	1,074,429

Security	Shares	Value

Metals & Mining (continued)
United States Steel Corp.	23,592	$531,764

		11,237,131

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
AGNC Investment Corp.	70,360	1,260,148
Annaly Capital Management, Inc.	186,964	1,951,904
Two Harbors Investment Corp.	33,088	482,754

		3,694,806

Multi-Utilities — 2.8%
Ameren Corp.	32,852	2,277,958
CenterPoint Energy, Inc.	67,744	2,094,645
CMS Energy Corp.	38,564	2,010,727
Consolidated Edison, Inc.	42,154	3,273,258
DTE Energy Co.	24,449	2,878,870
MDU Resources Group, Inc.	26,106	671,185
NiSource, Inc.	49,583	1,352,624
Public Service Enterprise Group, Inc.	68,214	3,721,074
Sempra Energy	36,997	4,327,909
Vectren Corp.	11,422	826,724
WEC Energy Group, Inc.	42,771	3,123,566

		26,558,540

Multiline Retail — 1.3%
Burlington Stores, Inc.(a)	8,950	1,536,804
Dollar General Corp.	36,012	4,156,865
Dollar Tree, Inc.(a)	31,737	3,073,094
Kohl’s Corp.	22,480	1,544,151
Macy’s, Inc.	41,023	1,078,905
Nordstrom, Inc.	16,200	751,842

		12,141,661

Oil, Gas & Consumable Fuels — 3.8%
Antero Resources Corp.(a)(b)	32,257	324,505
Apache Corp.	51,545	1,691,707
Cabot Oil & Gas Corp.	58,463	1,458,652
Centennial Resource Development, Inc., Class A(a)(b)	24,171	318,332
Cheniere Energy, Inc.(a)	31,581	2,073,293
Chesapeake Energy Corp.(a)(b)	120,365	343,040
Cimarex Energy Co.	12,932	974,297
CNX Resources Corp.(a)	28,305	343,623
Concho Resources, Inc.(a)	26,340	3,156,585
Continental Resources, Inc.(a)	11,596	535,387
Devon Energy Corp.	63,029	1,679,723
Diamondback Energy, Inc.	21,256	2,191,919
EQT Corp.	33,712	656,373
Equitrans Midstream Corp.(a)	29,530	614,815
Extraction Oil & Gas, Inc.(a)	13,881	54,691
Hess Corp.	35,232	1,902,528
HollyFrontier Corp.	21,735	1,224,550
Kosmos Energy Ltd.(a)	32,555	167,007
Marathon Oil Corp.	111,948	1,767,659
Murphy Oil Corp.	22,021	602,274
Newfield Exploration Co.(a)	26,884	491,439
Noble Energy, Inc.	64,601	1,443,186
ONEOK, Inc.	55,478	3,562,242
Parsley Energy, Inc., Class A(a)	36,608	680,177
PBF Energy, Inc., Class A	15,988	585,480
QEP Resources, Inc.(a)	31,574	261,117
Range Resources Corp.	28,191	310,947
SM Energy Co.	14,640	287,237
Targa Resources Corp.	31,080	1,336,751
Whiting Petroleum Corp.(a)	12,005	343,703
Williams Cos., Inc.	164,690	4,435,102
WPX Energy, Inc.(a)	52,837	647,782

		36,466,123

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Paper & Forest Products — 0.0%
Domtar Corp.	8,245	$386,691

Personal Products — 0.2%
Coty, Inc., Class A(a)	62,850	487,716
Herbalife Nutrition Ltd.(a)	14,427	861,292
Nu Skin Enterprises, Inc., Class A	7,354	482,790

		1,831,798

Pharmaceuticals — 0.6%
Catalent, Inc.(a)	19,206	709,278
Elanco Animal Health, Inc.(a)	9,749	284,476
Jazz Pharmaceuticals PLC(a)	7,834	986,222
Mylan NV(a)	69,389	2,078,200
Nektar Therapeutics(a)	20,735	877,920
Perrigo Co. PLC	16,953	787,467

		5,723,563

Professional Services — 1.5%
CoStar Group, Inc.(a)	4,890	1,910,719
Dun & Bradstreet Corp.	5,066	733,253
Equifax, Inc.	16,091	1,722,059
IHS Markit Ltd.(a)	51,559	2,676,943
ManpowerGroup, Inc.	8,174	645,991
Nielsen Holdings PLC	48,806	1,253,338
Robert Half International, Inc.	15,736	1,013,870
TransUnion	24,723	1,503,653
Verisk Analytics, Inc.(a)	21,592	2,535,117

		13,994,943

Real Estate Management & Development — 0.4%
CBRE Group, Inc., Class A(a)	42,760	1,956,270
Howard Hughes Corp.(a)	5,146	571,412
Jones Lang LaSalle, Inc.	6,228	893,157
Realogy Holdings Corp.	15,909	282,385

		3,703,224

Road & Rail — 0.7%
AMERCO	924	335,098
Genesee & Wyoming, Inc., Class A(a)	7,822	614,183
JB Hunt Transport Services, Inc.	11,633	1,245,196
Kansas City Southern	13,721	1,450,996
Knight-Swift Transportation Holdings, Inc.	16,995	539,591
Landstar System, Inc.	5,661	575,044
Old Dominion Freight Line, Inc.	8,790	1,194,825
Ryder System, Inc.	6,791	393,267
Schneider National, Inc., Class B	6,594	140,057

		6,488,257

Semiconductors & Semiconductor Equipment — 3.2%
Advanced Micro Devices, Inc.(a)(b)	126,549	3,089,061
Analog Devices, Inc.	50,151	4,957,928
Cypress Semiconductor Corp.	47,663	661,086
First Solar, Inc.(a)(b)	11,466	580,065
KLA-Tencor Corp.	20,662	2,201,949
Lam Research Corp.	21,007	3,562,367
Marvell Technology Group Ltd.	74,185	1,374,648
Maxim Integrated Products, Inc.	37,491	2,034,637
Microchip Technology, Inc.	31,131	2,501,999
MKS Instruments, Inc.	7,186	586,593
Monolithic Power Systems, Inc.	5,411	684,816
ON Semiconductor Corp.(a)	57,050	1,143,282
Qorvo, Inc.(a)	17,059	1,114,976
Skyworks Solutions, Inc.	24,061	1,757,415
Teradyne, Inc.	24,633	886,542
Xilinx, Inc.	34,473	3,858,908

		30,996,272

Security	Shares	Value

Software — 5.3%
ANSYS, Inc.(a)	11,222	$1,844,336
Aspen Technology, Inc.(a)	9,502	918,178
Atlassian Corp. PLC, Class A(a)	13,564	1,334,698
Autodesk, Inc.(a)	29,649	4,364,333
Cadence Design Systems, Inc.(a)	37,603	1,806,072
CDK Global, Inc.	17,774	869,326
Ceridian HCM Holding, Inc.(a)	4,689	193,234
Citrix Systems, Inc.	18,252	1,871,560
DocuSign, Inc.(a)	9,826	485,896
Elastic NV(a)	1,109	94,265
Fair Isaac Corp.(a)	3,812	858,462
FireEye, Inc.(a)	26,055	460,652
Fortinet, Inc.(a)	18,897	1,446,943
Guidewire Software, Inc.(a)(b)	11,115	963,448
LogMeIn, Inc.	6,959	647,326
Manhattan Associates, Inc.(a)(b)	8,826	430,444
Nuance Communications, Inc.(a)	38,335	608,377
Nutanix, Inc., Class A(a)	18,624	954,108
Paycom Software, Inc.(a)(b)	6,601	978,532
Pegasystems, Inc.(b)	5,114	287,867
Pluralsight, Inc., Class A(a)	3,116	93,418
Proofpoint, Inc.(a)	6,685	681,001
PTC, Inc.(a)	15,657	1,327,557
RealPage, Inc.(a)	9,622	536,619
Red Hat, Inc.(a)(b)	23,922	4,254,289
RingCentral, Inc., Class A(a)	9,078	839,170
ServiceNow, Inc.(a)(b)	24,067	5,295,221
SolarWinds Corp.(a)	3,593	63,057
Splunk, Inc.(a)	19,810	2,473,080
SS&C Technologies Holdings, Inc.	27,663	1,424,368
Symantec Corp.	85,750	1,802,465
Synopsys, Inc.(a)	20,242	1,889,591
Tableau Software, Inc., Class A(a)	9,752	1,246,696
Tyler Technologies, Inc.(a)	5,222	987,950
Ultimate Software Group, Inc.(a)	4,159	1,135,698
Workday, Inc., Class A(a)	19,622	3,561,982
Zendesk, Inc.(a)(b)	14,432	974,593
Zynga, Inc., Class A(a)	102,238	458,026

		50,462,838

Specialty Retail — 2.7%
Advance Auto Parts, Inc.	9,395	1,495,684
AutoNation, Inc.(a)	7,421	287,564
AutoZone, Inc.(a)	3,446	2,919,934
Best Buy Co., Inc.	31,790	1,883,240
CarMax, Inc.(a)	23,436	1,377,568
Dick’s Sporting Goods, Inc.	9,909	349,887
Floor & Decor Holdings, Inc., Class A(a)(b)	6,450	221,170
Foot Locker, Inc.	15,683	876,523
Gap, Inc.	29,719	756,051
L Brands, Inc.	31,451	875,596
Michaels Cos., Inc.(a)	13,685	189,674
O’Reilly Automotive, Inc.(a)	10,688	3,683,726
Penske Automotive Group, Inc.	4,665	218,695
Ross Stores, Inc.	49,434	4,553,860
Tiffany & Co.	16,665	1,478,685
Tractor Supply Co.	16,377	1,398,596
Ulta Salon Cosmetics & Fragrance, Inc.(a)	7,636	2,229,101
Urban Outfitters, Inc.(a)	10,396	335,791
Williams-Sonoma, Inc.	10,609	577,448

		25,708,793

Technology Hardware, Storage & Peripherals — 0.7%
Dell Technologies, Inc., Class C(a)	20,009	972,237
NCR Corp.(a)	15,952	426,716

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Technology Hardware, Storage & Peripherals (continued)
NetApp, Inc.	35,458	$2,261,157
Pure Storage, Inc., Class A(a)	22,251	398,516
Western Digital Corp.	39,091	1,758,704
Xerox Corp.	28,824	813,125

		6,630,455

Textiles, Apparel & Luxury Goods — 1.4%
Capri Holdings Ltd.(a)	19,332	821,223
Carter’s, Inc.	5,989	496,488
Columbia Sportswear Co.	4,238	377,987
Hanesbrands, Inc.	47,761	715,937
Lululemon Athletica, Inc.(a)	12,829	1,896,255
PVH Corp.	10,227	1,115,868
Ralph Lauren Corp.	7,194	835,511
Skechers U.S.A., Inc., Class A(a)	17,497	475,394
Tapestry, Inc.	38,668	1,496,838
Under Armour, Inc., Class A(a)	24,999	518,479
Under Armour, Inc., Class C(a)	25,376	480,622
VF Corp.	43,868	3,692,370

		12,922,972

Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp, Inc.	65,856	765,247
TFS Financial Corp.	6,900	112,539

		877,786

Trading Companies & Distributors — 0.9%
Air Lease Corp.	13,105	497,204
Fastenal Co.	38,836	2,348,024
HD Supply Holdings, Inc.(a)	24,684	1,035,247
MSC Industrial Direct Co., Inc., Class A	5,892	491,923
United Rentals, Inc.(a)	10,853	1,359,447
Univar, Inc.(a)	15,393	320,636
W.W. Grainger, Inc.	6,125	1,809,264
Watsco, Inc.	4,388	647,142
WESCO International, Inc.(a)	6,274	328,758

		8,837,645

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	10,626	458,724

Water Utilities — 0.3%
American Water Works Co., Inc.	24,421	2,336,357

Security	Shares	Value

Water Utilities (continued)
Aqua America, Inc.	24,428	$856,201

		3,192,558

Wireless Telecommunication Services — 0.1%
Sprint Corp.(a)	90,655	565,687
Telephone & Data Systems, Inc.	13,233	479,300
United States Cellular Corp.(a)	1,795	103,356

		1,148,343

Total Common Stocks — 99.7% (Cost — $776,386,947)		950,784,463

Investment Companies — 0.3%
iShares Russell Mid-Cap ETF(e)	46,184	2,374,319

Total Investment Companies — 0.3% (Cost — $2,121,023)		2,374,319

Total Long-Term Investments — 100.0% (Cost — $778,507,970)		953,158,782

Short-Term Securities — 2.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 2.62%(c)(d)(e)	19,233,527	19,239,297
BlackRock Cash Funds: Treasury, SL Agency Shares, 2.31%(d)(e)	2,820,223	2,820,223

Total Short-Term Securities — 2.3% (Cost — $22,055,166)		22,059,520

Total Investments — 102.3% (Cost — $800,563,136)		975,218,302

Liabilities in Excess of Other Assets — (2.3)%		(21,873,011)

Net Assets — 100.0%		$953,345,291

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased	Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,534,307	—	(2,300,780	)(b)	19,233,527	$19,239,297	$64,514	(a)	$(12)	$(391)
BlackRock Cash Funds: Treasury, SL Agency Shares	8,615,078	—	(5,794,855	)(b)	2,820,223	2,820,223	110,896		—	—
iShares Russell Mid-Cap ETF	22,463	397,849	(374,128)		46,184	2,374,319	37,273		(531,441)	200,685

						$24,433,839	$212,683		$(531,453)	$200,294

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
S&P 500 E-Mini Index	10	03/15/19	$1,352	$34,785
S&P MidCap 400 E-Mini Index	12	03/15/19	2,203	69,866

				$104,651

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$104,651	$—	$—	$—	$104,651

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(382,441)	$—	$—	$—	$(382,441)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$83,446	$—	$—	$—	$83,446

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$4,733,950

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$950,784,463	$—	$—	$950,784,463
Investment Companies	2,374,319	—	—	2,374,319
Short-Term Securities	22,059,520	—	—	22,059,520

	$975,218,302	$—	$—	$975,218,302

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Mid-Cap Index Fund

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Assets:
Equity contracts	$104,651	$—	$—	$104,651

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.6%

Aerospace & Defense — 1.5%
AAR Corp.	1,394	$52,526
Aerojet Rocketdyne Holdings, Inc.(a)	3,118	123,067
Aerovironment, Inc.(a)	897	69,661
Astronics Corp.(a)	949	29,106
Axon Enterprise, Inc.(a)(b)	2,532	129,157
Cubic Corp.	1,099	70,633
Curtiss-Wright Corp.	1,917	217,618
Ducommun, Inc.(a)	356	14,016
Esterline Technologies Corp.(a)	1,141	138,860
HEICO Corp.	1,686	142,467
HEICO Corp., Class A	3,250	227,597
Hexcel Corp.	3,744	253,506
Huntington Ingalls Industries, Inc.	1,837	379,249
KEYW Holding Corp.(a)(b)	2,371	17,024
Kratos Defense & Security Solutions, Inc.(a)	3,820	59,172
Maxar Technologies, Inc.(a)	2,398	13,477
Moog, Inc., Class A	1,387	124,095
National Presto Industries, Inc.	215	25,718
Sparton Corp.(a)	355	6,528
Spirit AeroSystems Holdings, Inc., Class A	4,567	380,888
Teledyne Technologies, Inc.(a)	1,528	342,608
Triumph Group, Inc.	2,087	37,253
Vectrus, Inc.(a)	423	10,655

		2,864,881

Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc.(a)	2,498	59,328
Atlas Air Worldwide Holdings, Inc.(a)(b)	1,011	53,805
Echo Global Logistics, Inc.(a)	1,259	29,914
Forward Air Corp.	1,236	72,343
Hub Group, Inc., Class A(a)	1,381	61,468
Park-Ohio Holdings Corp.	318	10,329
Radiant Logistics, Inc.(a)	1,614	7,973

		295,160

Airlines — 0.6%
Alaska Air Group, Inc.	5,194	332,156
Allegiant Travel Co.	548	71,240
Copa Holdings SA, Class A	1,329	126,056
Hawaiian Holdings, Inc.	2,126	68,074
JetBlue Airways Corp.(a)	13,123	236,083
Mesa Air Group, Inc.(a)(b)	653	5,714
SkyWest, Inc.	2,167	110,409
Spirit Airlines, Inc.(a)(b)	2,903	170,754

		1,120,486

Auto Components — 0.8%
Adient PLC	3,979	78,545
American Axle & Manufacturing Holdings, Inc.(a)	4,649	68,712
Cooper Tire & Rubber Co.	2,148	75,610
Cooper-Standard Holdings, Inc.(a)	745	56,963
Dana, Inc.	6,232	109,808
Dorman Products, Inc.(a)	1,185	101,851
Fox Factory Holding Corp.(a)	1,526	90,538
Gentex Corp.	11,700	247,806
Gentherm, Inc.(a)	1,476	62,818
Goodyear Tire & Rubber Co.	10,036	212,663
LCI Industries	1,036	85,408
Modine Manufacturing Co.(a)	2,171	31,762
Motorcar Parts of America, Inc.(a)(b)	927	18,540
Shiloh Industries, Inc.(a)	621	3,720
Spartan Motors, Inc.	1,658	13,960
Standard Motor Products, Inc.	909	44,686
Stoneridge, Inc.(a)	1,194	31,175

Security	Shares	Value

Auto Components (continued)
Superior Industries International, Inc.	896	$4,614
Tenneco, Inc., Class A	2,140	74,215
Tower International, Inc.	867	25,221
Visteon Corp.(a)(b)	1,258	96,728

		1,535,343

Automobiles — 0.2%
Harley-Davidson, Inc.	7,048	259,789
Thor Industries, Inc.	2,168	141,180
Winnebago Industries, Inc.	1,319	37,724

		438,693

Banks — 7.0%
1st Constitution Bancorp	295	5,729
1st Source Corp.	706	32,052
Access National Corp.	658	15,535
ACNB Corp.	265	9,646
Allegiance Bancshares, Inc.(a)	633	22,737
Amalgamated Bank, Class A	411	7,373
American National Bankshares, Inc.	305	9,967
Ameris Bancorp	1,829	69,411
Ames National Corp.	361	9,076
Arrow Financial Corp.	600	19,110
Associated Banc-Corp	7,193	155,728
Atlantic Capital Bancshares, Inc.(a)	1,244	22,492
Auburn National BanCorp., Inc.	63	2,051
BancFirst Corp.	799	42,890
Banco Latinoamericano de Comercio Exterior SA	1,378	25,879
Bancorp, Inc.(a)	2,313	19,614
BancorpSouth Bank	4,082	119,113
Bank of Commerce Holdings	568	6,072
Bank of Hawaii Corp.	1,824	141,050
Bank of Marin Bancorp	612	25,667
Bank of NT Butterfield & Son Ltd.	2,292	80,335
Bank of Princeton(b)	238	7,031
Bank OZK	5,346	162,198
BankUnited, Inc.	4,382	148,155
Bankwell Financial Group, Inc.	276	7,976
Banner Corp.	807	44,014
Bar Harbor Bankshares	540	12,922
Baycom Corp.(a)	366	7,906
BCB Bancorp, Inc.	530	6,222
Blue Hills Bancorp, Inc.	1,055	24,940
BOK Financial Corp.	1,453	120,759
Boston Private Financial Holdings, Inc.	2,027	23,513
Bridge Bancorp, Inc.	820	25,248
Bryn Mawr Bank Corp.	902	33,365
Business First Bancshares, Inc.	536	12,366
Byline Bancorp, Inc.(a)	851	16,075
C&F Financial Corp.	107	5,348
Cadence BanCorp	5,195	97,406
Cambridge Bancorp	191	14,535
Camden National Corp.	708	28,688
Capital Bancorp, Inc.(a)	416	4,888
Capital City Bank Group, Inc.	388	9,312
Capstar Financial Holdings, Inc.	265	4,227
Carolina Financial Corp.	920	31,850
Cathay General Bancorp	3,471	128,844
CB Financial Services, Inc.	199	4,806
CBTX, Inc.	824	26,574
CenterState Bank Corp.	3,841	95,257
Central Pacific Financial Corp.	639	18,295
Central Valley Community Bancorp	462	9,134
Century Bancorp, Inc., Class A	126	9,781
Chemical Financial Corp.	3,021	134,314

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Chemung Financial Corp.	141	$5,911
CIT Group, Inc.	4,677	216,031
Citizens & Northern Corp.	485	12,159
City Holding Co.	633	45,373
Civista Bancshares, Inc.	522	9,777
CNB Financial Corp.	720	18,194
Coastal Financial Corp.(a)	207	3,078
Codorus Valley Bancorp, Inc.	321	7,094
Columbia Banking System, Inc.	3,083	113,300
Commerce Bancshares, Inc.	4,396	262,881
Community Bank System, Inc.	2,117	126,914
Community Bankers Trust Corp.(a)	714	5,326
Community Financial Corp.	82	2,423
Community Trust Bancorp, Inc.	722	29,320
ConnectOne Bancorp, Inc.	1,382	27,640
County Bancorp, Inc.	203	3,473
Cullen/Frost Bankers, Inc.	2,439	237,266
Customers Bancorp, Inc.(a)	1,306	25,689
CVB Financial Corp.	4,966	108,805
Eagle Bancorp, Inc.(a)	1,374	75,405
East West Bancorp, Inc.	6,289	316,462
Enterprise Bancorp, Inc.	459	14,849
Enterprise Financial Services Corp.	997	43,998
Equity Bancshares, Inc., Class A(a)	623	19,780
Esquire Financial Holdings, Inc.(a)	247	5,367
Evans Bancorp, Inc.	275	9,625
Farmers & Merchants Bancorp, Inc./Archbold	446	14,062
Farmers National Banc Corp.	1,315	17,056
FB Financial Corp.	743	24,578
Fidelity D&D Bancorp, Inc.	99	5,842
Fidelity Southern Corp.	1,017	30,978
Financial Institutions, Inc.	742	19,900
First Bancorp, Inc.	402	10,400
First BanCorp, Puerto Rico	9,012	95,978
First Bancorp/Southern Pines NC	1,254	46,110
First Bancshares, Inc.	675	21,877
First Bank/Hamilton	604	6,789
First Busey Corp.	1,924	47,638
First Business Financial Services, Inc.	252	5,201
First Choice Bancorp	364	7,866
First Citizens BancShares, Inc., Class A	346	141,005
First Commonwealth Financial Corp.	4,209	57,242
First Community Bancshares, Inc.	596	20,443
First Community Corp.	283	5,802
First Financial Bancorp	4,026	106,005
First Financial Bankshares, Inc.	2,740	167,414
First Financial Corp.	661	27,412
First Financial Northwest, Inc.	318	4,818
First Foundation, Inc.(a)	1,690	24,556
First Guaranty Bancshares, Inc.	179	3,890
First Hawaiian, Inc.	4,564	117,432
First Horizon National Corp.	14,050	206,254
First Internet Bancorp	341	6,820
First Interstate Bancsystem, Inc., Class A	1,463	56,940
First Merchants Corp.	2,092	76,630
First Mid-Illinois Bancshares, Inc.	609	19,841
First Midwest Bancorp, Inc.	4,319	95,104
First Northwest Bancorp	358	5,467
First of Long Island Corp.	1,152	23,869
First Savings Financial Group, Inc.	124	6,216
First United Corp.	422	6,836
FNB Corp.	14,052	163,706
Franklin Financial Network, Inc.(a)(b)	611	19,473
Fulton Financial Corp.	7,487	120,166

Security	Shares	Value

Banks (continued)
German American Bancorp, Inc.	988	$28,899
Glacier Bancorp, Inc.	3,573	150,709
Great Southern Bancorp, Inc.	523	27,897
Great Western Bancorp, Inc.	2,497	88,119
Guaranty Bancshares, Inc.	273	8,190
Hancock Whitney Corp.	3,638	149,449
Hanmi Financial Corp.	835	18,312
HarborOne Bancorp, Inc.(a)	578	8,774
Heartland Financial USA, Inc.	1,287	58,378
Heritage Commerce Corp.	1,792	23,780
Heritage Financial Corp.	1,541	47,740
Home BancShares, Inc.	6,789	124,307
HomeTrust Bancshares, Inc.	870	23,490
Hope Bancorp, Inc.	5,250	75,128
Horizon Bancorp	1,711	27,616
Howard Bancorp, Inc.(a)(b)	487	6,248
Iberiabank Corp.	2,427	179,331
Independent Bank Corp.	2,207	114,998
Independent Bank Group, Inc.	1,435	75,711
International Bancshares Corp.	2,315	82,113
Investar Holding Corp.	370	8,532
Investors Bancorp, Inc.	10,565	128,259
Lakeland Bancorp, Inc.	2,207	34,540
Lakeland Financial Corp.	1,138	51,244
LCNB Corp.	320	5,280
LegacyTexas Financial Group, Inc.	2,052	81,752
Level One Bancorp, Inc.(b)	199	4,836
Live Oak Bancshares, Inc.	1,203	16,722
Macatawa Bank Corp.	1,007	9,828
MB Financial, Inc.	3,609	160,167
MBT Financial Corp.	730	7,307
Mercantile Bank Corp.	799	26,527
Metropolitan Bank Holding Corp.(a)(b)	231	8,085
Mid Penn Bancorp, Inc.	113	2,616
Middlefield Banc Corp.	103	4,404
Midland States Bancorp, Inc.	674	16,250
MidSouth Bancorp, Inc.(b)	610	6,966
MidWestOne Financial Group, Inc.	396	10,973
MutualFirst Financial, Inc.	250	7,250
MVB Financial Corp.	323	5,439
National Bank Holdings Corp., Class A	1,272	40,653
National Bankshares, Inc.	253	8,787
National Commerce Corp.(a)	812	33,061
NBT Bancorp, Inc.	1,797	64,009
Nicolet Bankshares, Inc.(a)	400	21,876
Northeast Bancorp	166	3,274
Northrim BanCorp, Inc.	233	7,719
Norwood Financial Corp.	201	5,893
Oak Valley Bancorp(b)	409	7,219
OFG Bancorp	1,826	35,388
Ohio Valley Banc Corp.	145	5,203
Old Line Bancshares, Inc.	745	20,122
Old National Bancorp	6,371	102,828
Old Second Bancorp, Inc.	1,427	20,021
Opus Bank	931	19,458
Origin Bancorp, Inc.(b)	800	27,256
Orrstown Financial Services, Inc.	280	5,272
Pacific City Financial Corp.	472	7,764
Pacific Mercantile Bancorp(a)	381	2,995
Pacific Premier Bancorp, Inc.(a)	1,949	57,983
PacWest Bancorp	5,343	206,186
Park National Corp.	604	56,788
Parke Bancorp, Inc.	261	5,121
Peapack Gladstone Financial Corp.	843	22,500

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Penns Woods Bancorp, Inc.	167	$5,900
People’s United Financial, Inc.	15,818	259,099
People’s Utah Bancorp	705	20,727
Peoples Bancorp of North Carolina, Inc.	176	4,576
Peoples Bancorp, Inc.	794	25,408
Peoples Financial Services Corp.	321	13,238
Pinnacle Financial Partners, Inc.	3,282	176,473
Popular, Inc.	4,307	235,205
Preferred Bank	596	27,750
Premier Financial Bancorp, Inc.	472	6,735
Prosperity Bancshares, Inc.	2,927	208,227
QCR Holdings, Inc.	617	21,138
RBB Bancorp	476	8,877
Reliant Bancorp Inc.	539	11,589
Renasant Corp.	2,079	73,846
Republic Bancorp, Inc., Class A	326	13,591
Republic First Bancorp, Inc.(a)	2,365	13,954
S&T Bancorp, Inc.	1,451	55,747
Sandy Spring Bancorp, Inc.	1,483	48,361
SB One Bancorp	284	6,220
Seacoast Banking Corp. of Florida(a)	1,938	53,334
Select Bancorp, Inc.(a)	445	5,385
ServisFirst Bancshares, Inc.	2,042	68,918
Shore Bancshares, Inc.	440	6,556
Sierra Bancorp	715	19,019
Signature Bank	2,337	297,523
Simmons First National Corp., Class A	3,816	94,408
SmartFinancial, Inc.(a)	390	7,527
South State Corp.	1,561	103,572
Southern First Bancshares, Inc.(a)	286	10,293
Southern National Bancorp of Virginia, Inc.	695	10,481
Southside Bancshares, Inc.	1,452	47,901
Spirit of Texas Bancshares, Inc.(a)	449	9,887
Sterling Bancorp	9,762	187,821
Stock Yards Bancorp, Inc.	982	33,948
Summit Financial Group, Inc.	447	10,518
Synovus Financial Corp.	6,971	246,913
TCF Financial Corp.	7,171	158,909
Texas Capital Bancshares, Inc.(a)	2,145	124,989
Tompkins Financial Corp.	660	48,536
TowneBank	2,923	75,881
Trico Bancshares	1,129	42,586
TriState Capital Holdings, Inc.(a)	1,112	22,640
Triumph Bancorp, Inc.(a)(b)	1,033	31,465
Trustmark Corp.	2,842	89,608
UMB Financial Corp.	1,948	125,373
Umpqua Holdings Corp.	9,568	169,162
Union Bankshares Corp.	2,750	86,790
Union Bankshares, Inc.	170	8,101
United Bankshares, Inc.	4,296	151,950
United Community Banks, Inc.	1,963	50,488
United Security Bancshares	461	4,730
Unity Bancorp, Inc.	279	5,527
Univest Corp. of Pennsylvania	1,316	30,913
Valley National Bancorp	14,103	142,581
Veritex Holdings, Inc.(a)	1,988	52,602
Washington Trust Bancorp, Inc.	727	37,833
Webster Financial Corp.	3,961	213,419
WesBanco, Inc.	2,235	90,763
West BanCorp., Inc.	807	17,383
Westamerica BanCorp	1,086	68,049
Western Alliance Bancorp(a)	4,308	190,758
Wintrust Financial Corp.	2,465	175,360
Zions Bancorporation	8,350	397,376

		13,469,211

Security	Shares	Value

Beverages — 0.1%
Boston Beer Co., Inc., Class A(a)(b)	350	$87,206
Castle Brands, Inc.(a)	1,688	1,427
Celsius Holdings, Inc.(a)(b)	659	2,695
Coca-Cola Consolidated, Inc.	200	43,160
Craft Brew Alliance, Inc.(a)	449	7,391
MGP Ingredients, Inc.(b)	563	40,418
National Beverage Corp.	497	41,668
Primo Water Corp.(a)	1,481	19,297

		243,262

Biotechnology — 4.7%
Abeona Therapeutics, Inc.(a)	1,604	10,891
ACADIA Pharmaceuticals, Inc.(a)	4,196	95,585
Acceleron Pharma, Inc.(a)	1,660	70,384
Achillion Pharmaceuticals, Inc.(a)(b)	6,431	14,084
Acorda Therapeutics, Inc.(a)	1,880	31,264
Adamas Pharmaceuticals, Inc.(a)	757	6,813
ADMA Biologics, Inc.(a)	630	1,859
Aduro Biotech, Inc.(a)	2,211	6,589
Adverum Biotechnologies, Inc.(a)	1,970	6,265
Aeglea BioTherapeutics, Inc.(a)	700	6,398
Agenus, Inc.(a)	4,635	15,620
AgeX Therapeutics, Inc.(a)(b)	346	1,339
Agios Pharmaceuticals, Inc.(a)(b)	2,205	118,188
Aimmune Therapeutics, Inc.(a)(b)	1,891	44,476
Akebia Therapeutics, Inc.(a)	3,864	21,291
Albireo Pharma, Inc.(a)	322	8,372
Alder Biopharmaceuticals, Inc.(a)	2,549	35,890
Aldeyra Therapeutics, Inc.(a)	1,173	10,334
Alkermes PLC(a)	6,579	216,252
Allakos, Inc.(a)	368	14,702
Allena Pharmaceuticals, Inc.(a)	301	2,110
Allogene Therapeutics, Inc.(a)	977	29,632
Alnylam Pharmaceuticals, Inc.(a)	3,831	320,003
AMAG Pharmaceuticals, Inc.(a)	1,473	24,113
Amicus Therapeutics, Inc.(a)	8,159	98,234
AnaptysBio, Inc.(a)	895	59,356
Apellis Pharmaceuticals, Inc.(a)	1,652	23,128
Aptinyx, Inc.(a)(b)	726	3,877
Arbutus Biopharma Corp.(a)	1,464	5,402
Arcus Biosciences, Inc.(a)	1,461	14,858
Ardelyx, Inc.(a)	1,414	2,969
Arena Pharmaceuticals, Inc.(a)	2,126	97,732
ArQule, Inc.(a)	5,148	19,048
Array BioPharma, Inc.(a)	8,709	162,597
Arrowhead Pharmaceuticals, Inc.(a)	3,720	52,526
Arsanis, Inc.(a)	107	292
Atara Biotherapeutics, Inc.(a)	1,792	68,096
Athenex, Inc.(a)(b)	2,054	24,134
Athersys, Inc.(a)	4,717	7,500
Audentes Therapeutics, Inc.(a)	1,666	41,317
AVEO Pharmaceuticals, Inc.(a)	3,576	2,501
Avid Bioservices, Inc.(a)	2,796	10,765
Avrobio, Inc.(a)(b)	247	3,078
Bellicum Pharmaceuticals, Inc.(a)(b)	1,613	5,323
BioCryst Pharmaceuticals, Inc.(a)(b)	4,869	42,263
Biohaven Pharmaceutical Holding Co. Ltd.(a)	1,232	46,927
Biospecifics Technologies Corp.(a)	203	13,191
BioTime, Inc.(a)(b)	3,461	4,880
Bluebird Bio, Inc.(a)(b)	2,313	308,624
Blueprint Medicines Corp.(a)	1,767	127,383
Calithera Biosciences, Inc.(a)	1,062	4,737
Calyxt, Inc.(a)	161	2,136
Cara Therapeutics, Inc.(a)	1,451	22,128
CareDx, Inc.(a)	1,429	40,055

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
CASI Pharmaceuticals, Inc.(a)(b)	2,011	$6,958
Catalyst Biosciences, Inc.(a)	758	6,663
Catalyst Pharmaceuticals, Inc.(a)(b)	3,741	9,427
Celcuity, Inc.(a)(b)	238	5,288
Cellular Biomedicine Group, Inc.(a)(b)	483	8,583
ChemoCentryx, Inc.(a)	832	10,184
Chimerix, Inc.(a)	1,809	4,215
Clovis Oncology, Inc.(a)	2,066	52,394
Cohbar, Inc.(a)(b)	560	1,837
Coherus Biosciences, Inc.(a)	2,304	31,012
Concert Pharmaceuticals, Inc.(a)	1,077	15,240
Corbus Pharmaceuticals Holdings, Inc.(a)(b)	2,463	18,620
Corvus Pharmaceuticals, Inc.(a)	374	1,492
Crinetics Pharmaceuticals, Inc.(a)(b)	291	7,647
CTI BioPharma Corp.(a)(b)	1,309	1,558
Cue Biopharma, Inc.(a)	453	2,315
Cytokinetics, Inc.(a)	1,601	11,255
CytomX Therapeutics, Inc.(a)	2,001	33,977
Deciphera Pharmaceuticals, Inc.(a)	438	11,769
Denali Therapeutics, Inc.(a)(b)	1,987	37,872
Dicerna Pharmaceuticals, Inc.(a)	2,036	20,991
Dynavax Technologies Corp.(a)(b)	2,787	30,713
Eagle Pharmaceuticals, Inc.(a)(b)	479	20,243
Editas Medicine, Inc.(a)	1,988	43,199
Eidos Therapeutics, Inc.(a)(b)	235	2,869
Emergent Biosolutions, Inc.(a)	1,904	118,791
Enanta Pharmaceuticals, Inc.(a)	718	57,031
Epizyme, Inc.(a)	2,848	29,107
Esperion Therapeutics, Inc.(a)(b)	985	45,753
Evelo Biosciences, Inc.(a)(b)	541	4,858
Exact Sciences Corp.(a)	5,139	462,921
Exelixis, Inc.(a)	12,556	295,945
Fate Therapeutics, Inc.(a)	2,597	39,319
Fennec Pharmaceuticals, Inc.(a)	285	1,907
FibroGen, Inc.(a)(b)	3,210	182,167
Five Prime Therapeutics, Inc.(a)	1,636	18,405
Flexion Therapeutics, Inc.(a)	1,573	23,107
Fortress Biotech, Inc.(a)(b)	699	1,447
Forty Seven, Inc.(a)	513	7,536
G1 Therapeutics, Inc.(a)(b)	1,125	24,064
Genomic Health, Inc.(a)	905	68,608
Geron Corp.(a)	5,936	6,826
Global Blood Therapeutics, Inc.(a)	2,131	102,096
GlycoMimetics, Inc.(a)(b)	1,611	18,043
Gritstone Oncology, Inc.(a)(b)	344	4,403
GTx, Inc.(a)(b)	165	180
Halozyme Therapeutics, Inc.(a)	5,412	87,566
Heron Therapeutics, Inc.(a)	2,937	79,005
Homology Medicines, Inc.(a)	843	17,088
Idera Pharmaceuticals, Inc.(a)(b)	788	1,994
Immune Design Corp.(a)	1,083	1,689
ImmunoGen, Inc.(a)	6,237	32,744
Immunomedics, Inc.(a)(b)	6,390	94,508
Innoviva, Inc.(a)	2,998	51,266
Inovio Pharmaceuticals, Inc.(a)(b)	3,032	15,190
Insmed, Inc.(a)	3,318	80,661
Insys Therapeutics, Inc.(a)(b)	1,909	6,605
Intellia Therapeutics, Inc.(a)(b)	1,485	20,998
Intercept Pharmaceuticals, Inc.(a)	936	112,956
Intrexon Corp.(a)(b)	3,191	24,443
Invitae Corp.(a)	2,816	39,649
Ionis Pharmaceuticals, Inc.(a)(b)	5,414	314,012
Iovance Biotherapeutics, Inc.(a)(b)	4,734	43,316
Ironwood Pharmaceuticals, Inc.(a)	6,080	83,053

Security	Shares	Value

Biotechnology (continued)
Jounce Therapeutics, Inc.(a)(b)	306	$1,282
Kadmon Holdings, Inc.(a)	3,717	8,958
Karyopharm Therapeutics, Inc.(a)	2,198	18,617
Kezar Life Sciences, Inc.(a)(b)	144	2,579
Kindred Biosciences, Inc.(a)	1,107	10,904
Kiniksa Pharmaceuticals Ltd., Class A(a)	371	6,492
Kodiak Sciences, Inc.(a)	649	4,984
Kura Oncology, Inc.(a)	1,329	21,131
La Jolla Pharmaceutical Co.(a)	1,070	6,463
Lexicon Pharmaceuticals, Inc.(a)	1,511	7,147
Ligand Pharmaceuticals, Inc.(a)(b)	889	104,991
LogicBio Therapeutics, Inc.(a)	570	5,039
Loxo Oncology, Inc.(a)	1,142	267,913
MacroGenics, Inc.(a)	1,756	20,598
Madrigal Pharmaceuticals, Inc.(a)	296	34,265
MannKind Corp.(a)	4,963	6,253
MediciNova, Inc.(a)(b)	1,898	17,234
Mersana Therapeutics, Inc.(a)	267	1,223
Minerva Neurosciences, Inc.(a)	1,080	7,106
Miragen Therapeutics, Inc.(a)(b)	670	1,916
Mirati Therapeutics, Inc.(a)	867	57,291
Molecular Templates, Inc.(a)	430	2,038
Momenta Pharmaceuticals, Inc.(a)	3,293	39,055
Mustang Bio, Inc.(a)	445	1,655
Myriad Genetics, Inc.(a)	3,012	84,908
NantKwest, Inc.(a)	311	336
Natera, Inc.(a)	1,449	19,692
Neon Therapeutics, Inc.(a)	7	30
Neurocrine Biosciences, Inc.(a)	3,812	336,295
NewLink Genetics Corp.(a)	478	712
Novavax, Inc.(a)(b)	16,633	38,921
Nymox Pharmaceutical Corp.(a)(b)	482	1,065
OPKO Health, Inc.(a)	13,809	50,817
Organovo Holdings, Inc.(a)(b)	4,383	4,427
Ovid therapeutics, Inc.(a)	372	1,053
Palatin Technologies, Inc.(a)	7,582	5,244
PDL BioPharma, Inc.(a)	6,509	20,699
Pfenex, Inc.(a)(b)	1,114	4,389
Pieris Pharmaceuticals, Inc.(a)(b)	2,095	6,013
PolarityTE, Inc.(a)(b)	391	6,929
Portola Pharmaceuticals, Inc.(a)	2,802	75,934
Principia Biopharma, Inc.(a)	206	6,244
Progenics Pharmaceuticals, Inc.(a)	2,993	13,259
Proteostasis Therapeutics, Inc.(a)	925	2,794
Prothena Corp. PLC(a)	1,900	22,325
PTC Therapeutics, Inc.(a)	1,938	60,330
Puma Biotechnology, Inc.(a)(b)	1,255	34,989
Ra Pharmaceuticals, Inc.(a)	757	15,541
Radius Health, Inc.(a)(b)	1,820	33,251
Recro Pharma, Inc.(a)	972	8,058
REGENXBIO, Inc.(a)	1,344	59,082
Repligen Corp.(a)	1,702	97,031
Replimune Group, Inc.(a)	208	2,519
Retrophin, Inc.(a)	1,820	39,239
Rhythm Pharmaceuticals, Inc.(a)	704	18,726
Rigel Pharmaceuticals, Inc.(a)	7,817	16,885
Rocket Pharmaceuticals, Inc.(a)	1,043	14,998
Rubius Therapeutics, Inc.(a)(b)	480	6,571
Sage Therapeutics, Inc.(a)	1,962	279,762
Sangamo Therapeutics, Inc.(a)(b)	4,340	50,735
Sarepta Therapeutics, Inc.(a)(b)	2,843	397,196
Savara, Inc.(a)	1,141	8,660
Scholar Rock Holding Corp.(a)	355	5,364
Seattle Genetics, Inc.(a)(b)	4,639	354,559

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
Selecta Biosciences, Inc.(a)	534	$838
Seres Therapeutics, Inc.(a)	776	4,780
Solid Biosciences, Inc.(a)(b)	611	15,379
Sorrento Therapeutics, Inc.(a)(b)	5,419	11,163
Spark Therapeutics, Inc.(a)	1,354	64,748
Spectrum Pharmaceuticals, Inc.(a)(b)	4,319	48,373
Spero Therapeutics, Inc.(a)	190	1,999
Spring Bank Pharmaceuticals, Inc.(a)	549	5,946
Stemline Therapeutics, Inc.(a)	1,332	14,732
Surface Oncology, Inc.(a)	197	1,133
Sutro Biopharma, Inc.(a)	494	5,227
Syndax Pharmaceuticals, Inc.(a)	300	1,680
Synergy Pharmaceuticals, Inc.(a)	7,266	2,328
Synlogic, Inc.(a)	1,019	8,234
Syros Pharmaceuticals, Inc.(a)(b)	1,014	6,074
T2 Biosystems, Inc.(a)	1,111	3,889
Tetraphase Pharmaceuticals, Inc.(a)(b)	2,247	2,764
TG Therapeutics, Inc.(a)(b)	2,345	9,614
Tocagen, Inc.(a)	674	7,589
Translate Bio, Inc.(a)	298	1,693
Twist Bioscience Corp.(a)	291	6,731
Tyme Technologies, Inc.(a)(b)	4,989	13,420
Ultragenyx Pharmaceutical, Inc.(a)(b)	2,026	99,922
United Therapeutics Corp.(a)	1,839	212,092
UNITY Biotechnology, Inc.(a)(b)	1,208	13,820
Unum Therapeutics, Inc.(a)(b)	1,336	5,772
Vanda Pharmaceuticals, Inc.(a)	2,245	60,907
Verastem, Inc.(a)(b)	3,443	11,293
Vericel Corp.(a)	1,928	33,162
Viking Therapeutics, Inc.(a)	2,808	22,913
Vital Therapies, Inc.(a)	787	173
Voyager Therapeutics, Inc.(a)	767	8,046
Xencor, Inc.(a)	1,985	71,658
XOMA Corp.(a)(b)	163	1,967
Y-mAbs Therapeutics, Inc.(a)(b)	277	5,701
Zafgen, Inc.(a)	1,072	4,760
ZIOPHARM Oncology, Inc.(a)(b)	5,961	13,353

		9,107,678

Building Products — 1.5%
AAON, Inc.	1,748	64,571
Advanced Drainage Systems, Inc.	1,545	39,398
Allegion PLC	4,102	352,198
Ameresco, Inc., Class A(a)	695	10,376
American Woodmark Corp.(a)	603	42,180
AO Smith Corp.	6,175	295,536
Apogee Enterprises, Inc.	1,177	40,100
Armstrong Flooring, Inc.(a)	1,068	14,439
Armstrong World Industries, Inc.	1,860	126,554
Builders FirstSource, Inc.(a)	4,793	63,363
Caesarstone Ltd.	1,139	17,518
Continental Building Products, Inc.(a)	1,590	41,881
CSW Industrials, Inc.(a)	694	35,845
Fortune Brands Home & Security, Inc.	6,160	279,048
Gibraltar Industries, Inc.(a)(b)	1,353	48,234
Griffon Corp.	1,623	25,822
Insteel Industries, Inc.	863	19,064
JELD-WEN Holding, Inc.(a)	2,932	52,307
Lennox International, Inc.	1,552	355,843
Masonite International Corp.(a)	1,153	65,952
NCI Building Systems, Inc.(a)	1,901	15,512
Owens Corning	4,650	243,614
Patrick Industries, Inc.(a)(b)	1,002	39,980
PGT Innovations, Inc.(a)	2,432	40,468
Quanex Building Products Corp.	1,569	24,555

Security	Shares	Value

Building Products (continued)
Simpson Manufacturing Co., Inc.	1,728	$106,065
Trex Co., Inc.(a)	2,565	178,934
Universal Forest Products, Inc.	2,503	77,142
USG Corp.	3,474	149,903

		2,866,402

Capital Markets — 1.3%
Arlington Asset Investment Corp., Class A	1,042	8,982
Artisan Partners Asset Management, Inc., Class A	2,079	48,482
Ashford, Inc.(a)	12	780
Associated Capital Group, Inc., Class A	166	7,037
B. Riley Financial, Inc.	989	15,082
BGC Partners, Inc., Class A	11,580	71,680
Blucora, Inc.(a)	2,013	59,404
BrightSphere Investment Group PLC	3,657	45,237
Cohen & Steers, Inc.	985	37,066
Cowen, Inc., Class A(a)(b)	1,016	16,429
Diamond Hill Investment Group, Inc.	153	23,715
Donnelley Financial Solutions, Inc.(a)	1,568	22,956
Eaton Vance Corp.	4,906	188,979
Evercore, Inc., Class A	1,780	159,221
Federated Investors, Inc., Class B	4,271	111,601
Focus Financial Partners, Inc., Class A(a)	836	23,508
Gain Capital Holdings, Inc.(b)	1,033	6,683
GAMCO Investors, Inc., Class A	181	3,611
Greenhill & Co., Inc.	849	21,276
Hamilton Lane, Inc., Class A	699	25,353
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,237	50,534
HFF, Inc., Class A	1,588	65,775
Houlihan Lokey, Inc.	1,459	64,546
INTL. FCStone, Inc.(a)	729	27,870
Investment Technology Group, Inc.	1,374	41,577
Ladenburg Thalmann Financial Services, Inc.	5,076	14,619
Lazard Ltd., Class A	5,061	201,377
Legg Mason, Inc.	3,590	106,982
LPL Financial Holdings, Inc.	3,748	263,747
Marcus & Millichap, Inc.(a)	902	35,719
Moelis & Co., Class A	1,908	83,475
Oppenheimer Holdings, Inc., Class A	384	10,341
Piper Jaffray Cos.	654	45,146
PJT Partners, Inc., Class A	881	38,306
Pzena Investment Management, Inc., Class A	654	5,729
Safeguard Scientifics, Inc.(a)(b)	486	4,612
SEI Investments Co.	5,745	273,117
Siebert Financial Corp.(a)(b)	256	2,831
Silvercrest Asset Management Group, Inc., Class A	334	4,449
Stifel Financial Corp.	2,985	142,892
Virtu Financial, Inc., Class A	1,911	48,826
Virtus Investment Partners, Inc.	334	30,050
Waddell & Reed Financial, Inc., Class A	3,326	56,941
Westwood Holdings Group, Inc.	313	11,462
WisdomTree Investments, Inc.	5,164	34,599

		2,562,604

Chemicals — 2.3%
A. Schulman, Inc.(c)	710	1,356
AdvanSix, Inc.(a)	1,297	41,037
AgroFresh Solutions, Inc.(a)(b)	1,326	5,330
American Vanguard Corp.	1,380	24,178
Ashland Global Holdings, Inc.	2,692	204,323
Axalta Coating Systems Ltd.(a)	9,043	231,682
Balchem Corp.	1,360	112,907
Cabot Corp.	2,566	120,320
CF Industries Holdings, Inc.	9,914	432,746
Chase Corp.	311	31,355

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
Chemours Co.	7,391	$264,228
Codexis, Inc.(a)(b)	2,266	42,646
Element Solutions, Inc.(a)	9,546	107,297
Ferro Corp.(a)	3,556	59,278
Flotek Industries, Inc.(a)	1,161	2,972
FutureFuel Corp.	1,205	22,063
GCP Applied Technologies, Inc.(a)	3,084	77,717
Hawkins, Inc.	457	18,961
HB Fuller Co.	2,198	108,559
Huntsman Corp.	9,408	206,694
Ingevity Corp.(a)	1,780	167,445
Innophos Holdings, Inc.	874	26,133
Innospec, Inc.	1,018	71,535
Intrepid Potash, Inc.(a)	4,605	14,322
Koppers Holdings, Inc.(a)	950	21,650
Kraton Corp.(a)	1,305	36,801
Kronos Worldwide, Inc.	913	12,024
Landec Corp.(a)(b)	929	11,789
Livent Corp.(a)	1,065	13,483
LSB Industries, Inc.(a)	806	6,005
Marrone Bio Innovations, Inc.(a)	1,725	2,639
Minerals Technologies, Inc.	1,502	87,972
NewMarket Corp.	338	135,568
Olin Corp.	7,061	166,710
OMNOVA Solutions, Inc.(a)	1,518	13,525
PolyOne Corp.	3,372	109,152
PQ Group Holdings, Inc.(a)(b)	1,613	24,276
Quaker Chemical Corp.	569	116,338
Rayonier Advanced Materials, Inc.	2,257	32,681
RPM International, Inc.	5,677	324,497
Scotts Miracle-Gro Co., Class A	1,702	126,544
Sensient Technologies Corp.	1,789	112,313
Stepan Co.	853	75,004
Trecora Resources(a)(b)	840	7,283
Tredegar Corp.	1,173	19,132
Trinseo SA	1,800	88,290
Tronox Ltd., Class A	4,022	35,233
Valhi, Inc.	605	2,015
Valvoline, Inc.	8,297	183,447
Versum Materials, Inc.	4,645	170,797
WR Grace & Co.	2,886	204,935

		4,535,187

Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	2,927	100,074
ACCO Brands Corp.	4,424	39,064
ADT, Inc.	4,564	32,952
Advanced Disposal Services, Inc.(a)	3,046	76,759
BrightView Holdings, Inc.(a)	1,288	19,075
Brink’s Co.	2,201	162,984
Casella Waste Systems, Inc., Class A(a)	1,685	50,752
CECO Environmental Corp.(a)	1,268	8,724
Charah Solutions, Inc.(a)	461	3,301
Cimpress NV(a)(b)	925	76,932
Clean Harbors, Inc.(a)	2,278	134,880
Covanta Holding Corp.	4,985	80,258
Deluxe Corp.	2,018	94,785
Encore Capital Group, Inc.(a)(b)	1,139	33,646
Ennis, Inc.	1,182	23,451
Healthcare Services Group, Inc.	3,124	136,269
Heritage-Crystal Clean, Inc.(a)	742	18,995
Herman Miller, Inc.	2,514	86,054
HNI Corp.	1,838	71,443
InnerWorkings, Inc.(a)(b)	1,479	6,789
Interface, Inc.	2,582	42,371

Security	Shares	Value

Commercial Services & Supplies (continued)
KAR Auction Services, Inc.	5,763	$299,734
Kimball International, Inc., Class B	1,566	22,128
Knoll, Inc.	2,018	40,683
LSC Communications, Inc.	1,864	14,781
McGrath RentCorp	1,019	51,358
Mobile Mini, Inc.	1,890	71,423
MSA Safety, Inc.	1,445	144,760
Multi-Color Corp.	604	28,116
NL Industries, Inc.(a)	244	925
Pitney Bowes, Inc.	8,040	57,968
Quad/Graphics, Inc.	1,398	18,887
Rollins, Inc.	6,227	231,893
RR Donnelley & Sons Co.	3,349	17,080
Steelcase, Inc., Class A	3,572	58,938
Stericycle, Inc.(a)	3,529	155,558
Sykes Enterprises, Inc.(a)	1,682	46,373
Team, Inc.(a)	1,293	18,542
Tetra Tech, Inc.	2,424	133,781
U.S. Ecology, Inc.	941	59,913
UniFirst Corp.	646	89,426
Viad Corp.	891	46,956
VSE Corp.	331	10,801

		2,919,582

Communications Equipment — 1.0%
ADTRAN, Inc.	2,080	30,326
Aerohive Networks, Inc.(a)	1,343	5,130
Applied Optoelectronics, Inc.(a)	927	16,111
ARRIS International PLC(a)	7,084	222,367
Bel Fuse, Inc., Class B	318	7,340
CalAmp Corp.(a)	1,508	21,730
Calix, Inc.(a)	2,050	22,304
Casa Systems, Inc.(a)	1,261	14,678
Ciena Corp.(a)	6,156	234,482
Clearfield, Inc.(a)	451	5,308
CommScope Holding Co., Inc.(a)(b)	8,265	172,821
Comtech Telecommunications Corp.	1,006	25,120
DASAN Zhone Solutions, Inc.(a)	238	3,180
Digi International, Inc.(a)	1,336	15,845
EchoStar Corp., Class A(a)	2,041	83,640
Extreme Networks, Inc.(a)	5,008	37,861
Finisar Corp.(a)	5,005	114,014
Harmonic, Inc.(a)(b)	3,846	20,345
Infinera Corp.(a)	6,462	28,433
InterDigital, Inc.	1,468	106,885
KVH Industries, Inc.(a)	499	5,579
Loral Space & Communications, Inc.(a)	601	21,702
Lumentum Holdings, Inc.(a)	3,186	155,827
NETGEAR, Inc.(a)	1,323	52,404
Plantronics, Inc.	1,406	54,539
Quantenna Communications, Inc.(a)(b)	1,484	22,171
Ribbon Communications, Inc.(a)	1,966	10,970
Ubiquiti Networks, Inc.(b)	679	73,475
ViaSat, Inc.(a)(b)	2,349	147,259
Viavi Solutions, Inc.(a)	9,668	107,508

		1,839,354

Construction & Engineering — 1.0%
AECOM(a)	6,787	207,750
Aegion Corp.(a)	1,394	25,301
Arcosa, Inc.	2,056	60,508
Argan, Inc.	646	27,274
Comfort Systems USA, Inc.	1,549	74,306
Dycom Industries, Inc.(a)	1,279	74,246
EMCOR Group, Inc.	2,502	163,206

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Fluor Corp.	5,938	$217,153
Granite Construction, Inc.	1,864	80,562
Great Lakes Dredge & Dock Corp.(a)	2,819	19,930
HC2 Holdings, Inc.(a)	1,725	5,882
IES Holdings, Inc.(a)	277	4,637
Infrastructure and Energy Alternatives, Inc.(a)	674	5,587
Jacobs Engineering Group, Inc.	5,503	356,594
KBR, Inc.	6,050	104,060
MasTec, Inc.(a)	2,737	121,468
MYR Group, Inc.(a)	716	21,817
Northwest Pipe Co.(a)	492	11,336
NV5 Global, Inc.(a)	404	28,591
Orion Group Holdings, Inc.(a)	1,072	4,524
Primoris Services Corp.	1,773	35,371
Quanta Services, Inc.	6,335	223,879
Sterling Construction Co., Inc.(a)	1,315	17,411
Tutor Perini Corp.(a)(b)	1,637	28,173
Willscot Corp.(a)	1,693	17,353

		1,936,919

Construction Materials — 0.1%
Eagle Materials, Inc.	1,991	141,361
Forterra, Inc.(a)(b)	1,355	6,951
Summit Materials, Inc., Class A(a)(b)	4,824	73,614
United States Lime & Minerals, Inc.	66	4,555
US Concrete, Inc.(a)(b)	749	26,664

		253,145

Consumer Discretionary — 0.1%
Acushnet Holdings Corp.	1,474	33,887
American Outdoor Brands Corp.(a)	2,303	27,797
At Home Group, Inc.(a)(b)	1,880	41,435
Camping World Holdings, Inc., Class A(b)	1,476	20,930
SP Plus Corp.(a)	1,008	33,365

		157,414

Consumer Finance — 0.6%
Credit Acceptance Corp.(a)	489	194,632
Curo Group Holdings Corp.(a)	500	6,250
Elevate Credit, Inc.(a)	653	2,906
Enova International, Inc.(a)	1,416	32,639
Ezcorp, Inc., Class A(a)	2,323	21,650
Green Dot Corp., Class A(a)	2,037	150,779
I3 Verticals, Inc., Class A(a)	227	5,614
LendingClub Corp.(a)	13,742	43,837
Navient Corp.	11,341	129,287
Nelnet, Inc., Class A	789	41,501
OneMain Holdings, Inc.(a)	3,274	97,860
PRA Group, Inc.(a)	1,902	56,128
Regional Management Corp.(a)	350	9,618
Santander Consumer USA Holdings, Inc.	5,169	98,521
SLM Corp.(a)	18,699	200,266
World Acceptance Corp.(a)	275	28,515

		1,120,003

Containers & Packaging — 1.4%
AptarGroup, Inc.	2,694	267,029
Ardagh Group SA	667	8,084
Avery Dennison Corp.	3,728	389,390
Bemis Co., Inc.	3,936	192,234
Berry Global Group, Inc.(a)	5,581	274,864
Crown Holdings, Inc.(a)(b)	5,568	283,968
Graphic Packaging Holding Co.	13,507	163,030
Greif, Inc., Class A	1,093	42,627
Greif, Inc., Class B	211	9,527
Myers Industries, Inc.	1,548	25,170

Security	Shares	Value

Containers & Packaging (continued)
Owens-Illinois, Inc.	6,818	$136,837
Packaging Corp. of America	4,034	380,487
Sealed Air Corp.	6,716	265,282
Silgan Holdings, Inc.	3,379	93,328
Sonoco Products Co.	4,284	246,673
UFP Technologies, Inc.(a)	222	7,326

		2,785,856

Distributors — 0.2%
Core-Mark Holding Co., Inc.	1,928	53,753
Funko, Inc., Class A(a)	454	7,877
Pool Corp.	1,695	254,097
Weyco Group, Inc.	265	7,121

		322,848

Diversified Consumer Services — 1.3%
2U, Inc.(a)(b)	2,341	133,086
Adtalem Global Education, Inc.(a)	2,527	123,570
American Public Education, Inc.(a)	722	21,364
Bright Horizons Family Solutions, Inc.(a)	2,470	286,001
Career Education Corp.(a)	2,926	37,775
Carriage Services, Inc.	646	12,565
Chegg, Inc.(a)	4,604	162,153
frontdoor, Inc.(a)	2,890	85,891
Graham Holdings Co., Class B	181	120,365
Grand Canyon Education, Inc.(a)	2,035	189,133
H&R Block, Inc.	8,834	208,394
Hillenbrand, Inc.	2,667	113,081
Houghton Mifflin Harcourt Co.(a)	4,531	47,439
K12, Inc.(a)	1,562	49,219
Laureate Education, Inc., Class A(a)	4,249	67,984
Matthews International Corp., Class A	1,339	59,572
Regis Corp.(a)	1,587	29,597
Service Corp. International	7,480	321,042
ServiceMaster Global Holdings, Inc.(a)	5,847	227,974
Sotheby’s(a)	1,512	61,070
Strategic Education, Inc.	885	96,819
Weight Watchers International, Inc.(a)(b)	1,629	52,128

		2,506,222

Diversified Financial Services — 0.6%
Cannae Holdings, Inc.(a)	2,984	57,710
FactSet Research Systems, Inc.	1,617	353,525
FGL Holdings(a)	7,434	58,803
MarketAxess Holdings, Inc.	1,580	339,337
Marlin Business Services Corp.	321	7,123
Morningstar, Inc.	783	97,209
On Deck Capital, Inc.(a)	2,502	18,815
PICO Holdings, Inc.(a)	400	3,884
Tiptree, Inc., Class A	1,087	6,468
Voya Financial, Inc.	6,653	308,899

		1,251,773

Diversified Telecommunication Services — 0.4%
8x8, Inc.(a)	3,947	69,507
ATN International, Inc.	443	33,039
Cincinnati Bell, Inc.(a)	1,557	12,985
Cogent Communications Holdings, Inc.	1,794	86,919
Consolidated Communications Holdings, Inc.	2,968	31,698
Frontier Communications Corp.(a)(b)	4,836	9,672
Intelsat SA(a)	2,405	58,514
Iridium Communications, Inc.(a)	4,062	78,722
Ooma, Inc.(a)	655	9,897
ORBCOMM, Inc.(a)(b)	3,301	26,870
pdvWireless, Inc.(a)	457	18,435
Vonage Holdings Corp.(a)	9,419	85,807

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
Windstream Holdings, Inc.(a)(b)	1,199	$3,609
Zayo Group Holdings, Inc.(a)	9,770	268,187

		793,861

Electric Utilities — 1.3%
ALLETE, Inc.	2,189	168,422
Alliant Energy Corp.	10,377	461,465
El Paso Electric Co.	1,731	90,912
Hawaiian Electric Industries, Inc.	4,687	174,309
IDACORP, Inc.	2,160	210,600
MGE Energy, Inc.	1,475	94,857
OGE Energy Corp.	8,605	352,375
Otter Tail Corp.	1,720	83,334
Pinnacle West Capital Corp.	4,897	431,524
PNM Resources, Inc.	3,439	146,467
Portland General Electric Co.	3,864	186,708
Spark Energy, Inc., Class A	803	6,665
Unitil Corp.	636	33,365

		2,441,003

Electrical Equipment — 1.1%
Acuity Brands, Inc.	1,729	209,053
Allied Motion Technologies, Inc.	335	14,124
Atkore International Group, Inc.(a)	1,644	38,124
AZZ, Inc.	1,106	49,494
Babcock & Wilcox Enterprises, Inc.(a)	959	563
Brady Corp., Class A	2,085	93,220
Encore Wire Corp.	862	46,462
Energous Corp.(a)(b)	872	6,505
EnerSys	1,765	150,484
Enphase Energy, Inc.(a)(b)	4,145	29,968
Franklin Electric Co., Inc.	2,022	96,611
FuelCell Energy, Inc.(a)(b)	2,077	1,066
Generac Holdings, Inc.(a)	2,565	135,765
GrafTech International Ltd.	2,457	32,457
Hubbell, Inc.	2,352	257,144
II-VI, Inc.(a)(b)	2,754	104,542
nVent Electric PLC	6,984	174,740
Plug Power, Inc.(a)(b)	10,864	14,884
Powell Industries, Inc.	336	9,378
Preformed Line Products Co.	108	5,994
Regal-Beloit Corp.	1,883	144,539
Sensata Technologies Holding PLC(a)(b)	7,025	333,688
Sunrun, Inc.(a)	4,086	54,344
Thermon Group Holdings, Inc.(a)	1,445	33,322
TPI Composites, Inc.(a)(b)	716	21,673
Vicor Corp.(a)	742	29,227

		2,087,371

Electronic Equipment, Instruments & Components — 3.2%
Agilysys, Inc.(a)	618	10,939
Anixter International, Inc.(a)	1,244	75,523
Arlo Technologies, Inc.(a)	3,365	24,194
Arrow Electronics, Inc.(a)	3,744	284,357
Avnet, Inc.	4,806	198,007
AVX Corp.	1,985	35,234
Badger Meter, Inc.	1,213	64,034
Belden, Inc.	1,722	92,316
Benchmark Electronics, Inc.	1,975	50,205
CDW Corp.	6,317	526,017
Cognex Corp.	7,095	322,823
Coherent, Inc.(a)	1,029	121,628
Control4 Corp.(a)	1,170	23,248
CTS Corp.	1,404	39,831
Daktronics, Inc.	1,372	10,331
Dolby Laboratories, Inc., Class A	2,660	171,916

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
Electro Scientific Industries, Inc.(a)	1,366	$40,980
Fabrinet(a)	1,521	86,454
FARO Technologies, Inc.(a)	719	30,572
Fitbit, Inc., Series A(a)	9,066	55,937
FLIR Systems, Inc.	5,797	283,357
Insight Enterprises, Inc.(a)	1,481	68,008
IntriCon Corp.(a)	333	8,631
Iteris, Inc.(a)(b)	1,012	3,896
Itron, Inc.(a)	1,449	79,159
Jabil, Inc.	6,790	180,954
KEMET Corp.	2,383	42,227
Keysight Technologies, Inc.(a)	8,047	595,639
Kimball Electronics, Inc.(a)	1,182	19,113
Knowles Corp.(a)(b)	3,759	58,640
Littelfuse, Inc.	1,017	178,707
Maxwell Technologies, Inc.(a)	1,307	3,895
Mercury Systems, Inc.(a)	1,991	116,732
Mesa Laboratories, Inc.(b)	152	34,433
Methode Electronics, Inc.	1,546	39,810
MTS Systems Corp.	771	38,596
Napco Security Technologies, Inc.(a)	678	10,651
National Instruments Corp.	4,759	210,443
nLight, Inc.(a)(b)	1,115	21,798
Novanta, Inc.(a)	1,383	96,367
OSI Systems, Inc.(a)	719	64,487
PAR Technology Corp.(a)	612	15,257
Park Electrochemical Corp.	724	16,493
PC Connection, Inc.	400	13,252
Plexus Corp.(a)	1,351	75,818
Rogers Corp.(a)(b)	774	98,228
Sanmina Corp.(a)	2,855	89,133
ScanSource, Inc.(a)	1,076	41,222
SYNNEX Corp.	1,798	173,974
Tech Data Corp.(a)	1,652	157,981
Trimble, Inc.(a)	10,730	404,092
TTM Technologies, Inc.(a)(b)	3,904	44,818
Universal Display Corp.	1,845	191,566
Vishay Intertechnology, Inc.	5,540	108,030
Vishay Precision Group, Inc.(a)	500	16,715
Zebra Technologies Corp., Class A(a)	2,267	393,551

		6,260,219

Energy Equipment & Services — 1.0%
Apergy Corp.(a)	3,405	114,476
Archrock, Inc.	5,489	51,816
Basic Energy Services, Inc.(a)	788	3,743
Bristow Group, Inc.(a)(b)	1,182	3,889
C&J Energy Services, Inc.(a)	2,766	44,450
Cactus, Inc., Class A(a)	1,612	52,906
CARBO Ceramics, Inc.(a)	419	1,689
Covia Holdings Corp.(a)	1,227	5,742
Dawson Geophysical Co.(a)	548	2,143
Diamond Offshore Drilling, Inc.(a)(b)	2,771	30,287
Dril-Quip, Inc.(a)	1,445	54,101
Era Group, Inc.(a)(b)	796	7,498
Exterran Corp.(a)	1,417	24,599
Forum Energy Technologies, Inc.(a)	3,590	17,627
Frank’s International NV(a)	3,424	19,483
FTS International, Inc.(a)	1,730	14,099
Helix Energy Solutions Group, Inc.(a)	6,013	41,069
Helmerich & Payne, Inc.	4,526	253,411
Independence Contract Drilling, Inc.(a)	2,442	8,352
ION Geophysical Corp.(a)	274	2,458
Keane Group, Inc.(a)	2,398	24,172
Key Energy Services, Inc.(a)	222	371

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Energy Equipment & Services (continued)
KLX Energy Services Holdings, Inc.(a)	902	$23,506
Liberty Oilfield Services, Inc., Class A	1,866	28,382
Mammoth Energy Services, Inc.	657	14,539
Matrix Service Co.(a)	1,214	26,040
McDermott International, Inc.(a)	7,550	66,591
Nabors Industries Ltd.	14,852	43,962
Natural Gas Services Group, Inc.(a)	492	8,123
NCS Multistage Holdings, Inc.(a)	214	1,211
Newpark Resources, Inc.(a)	3,905	32,451
Nine Energy Service, Inc.(a)	685	16,426
Noble Corp. PLC(a)	10,543	34,792
Oceaneering International, Inc.(a)	4,199	65,882
Oil States International, Inc.(a)	2,571	44,273
Patterson-UTI Energy, Inc.	9,363	113,573
PHI, Inc.(a)(b)	199	653
Pioneer Energy Services Corp.(a)	3,078	4,555
Profire Energy, Inc.(a)	676	1,129
ProPetro Holding Corp.(a)	2,995	48,938
Quintana Energy Services, Inc.(a)	68	329
RigNet, Inc.(a)	765	10,220
Rowan Cos. PLC, Class A(a)	5,386	65,655
RPC, Inc.	2,458	26,522
SEACOR Holdings, Inc.(a)	721	29,842
SEACOR Marine Holdings, Inc.(a)	594	7,871
Select Energy Services, Inc., Class A(a)	2,149	18,266
Smart Sand, Inc.(a)	1,802	4,577
Solaris Oilfield Infrastructure, Inc., Class A	1,284	19,311
Superior Energy Services, Inc.(a)	6,583	25,740
TETRA Technologies, Inc.(a)	5,999	12,778
Tidewater, Inc.(a)	1,160	24,963
Transocean Ltd.(a)	21,969	188,274
Unit Corp.(a)	2,256	36,006
Weatherford International PLC(a)	43,381	28,128

		1,851,889

Equity Real Estate Investment Trusts (REITs) — 10.2%
Acadia Realty Trust	3,451	99,147
AG Mortgage Investment Trust, Inc.	1,387	24,994
Agree Realty Corp.	1,429	94,357
Alexander’s, Inc.	100	33,306
American Assets Trust, Inc.	1,543	66,256
American Campus Communities, Inc.	5,892	271,150
American Homes 4 Rent, Class A	11,094	245,288
Americold Realty Trust	3,700	108,484
Anworth Mortgage Asset Corp.	4,692	20,973
Apartment Investment & Management Co., Class A	6,674	330,496
Apollo Commercial Real Estate Finance, Inc.	5,325	96,915
Apple Hospitality REIT, Inc.	9,120	149,659
Arbor Realty Trust, Inc.	2,099	25,104
Ares Commercial Real Estate Corp.	1,039	14,962
Armada Hoffler Properties, Inc.	2,124	31,902
ARMOUR Residential REIT, Inc.	1,781	37,437
Ashford Hospitality Trust, Inc.	4,020	19,899
Blackstone Mortgage Trust, Inc., Class A	4,708	162,379
Bluerock Residential Growth REIT, Inc.	771	8,003
Brandywine Realty Trust	7,659	115,268
Brixmor Property Group, Inc.	13,064	223,786
BRT Apartments Corp.	240	3,122
Camden Property Trust	3,822	370,543
Capstead Mortgage Corp.	4,194	30,910
Catchmark Timber Trust, Inc., Class A	2,365	21,734
CBL & Associates Properties, Inc.(b)	7,378	18,371
Cedar Realty Trust, Inc.	3,169	11,060
Chatham Lodging Trust	1,960	39,612
Cherry Hill Mortgage Investment Corp.	570	10,545

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Chesapeake Lodging Trust	2,525	$71,912
Chimera Investment Corp.	8,054	153,268
City Office REIT, Inc.	1,727	19,964
Clipper Realty, Inc.	506	6,553
Colony Capital, Inc.	20,807	126,298
Columbia Property Trust, Inc.	5,042	111,277
Community Healthcare Trust, Inc.	806	26,614
CoreCivic, Inc.	5,115	101,635
CorEnergy Infrastructure Trust, Inc.	591	21,164
CorePoint Lodging, Inc.	1,741	21,310
CoreSite Realty Corp.	1,563	154,409
Corporate Office Properties Trust	4,377	108,068
Cousins Properties, Inc.	17,731	156,919
CubeSmart	7,912	244,876
CyrusOne, Inc.	4,483	242,979
DiamondRock Hospitality Co.	8,808	89,489
Douglas Emmett, Inc.	6,826	258,228
Duke Realty Corp.	15,511	453,542
Dynex Capital, Inc.	2,979	17,934
Easterly Government Properties, Inc.	2,611	46,894
EastGroup Properties, Inc.	1,483	153,431
Empire State Realty Trust, Inc., Class A	6,011	92,930
EPR Properties	3,152	230,285
Equity Commonwealth	5,074	164,195
Equity LifeStyle Properties, Inc.	3,731	395,038
Farmland Partners, Inc.	1,124	6,306
First Industrial Realty Trust, Inc.	5,317	173,972
Four Corners Property Trust, Inc.	2,856	80,653
Franklin Street Properties Corp.	4,644	34,458
Gaming and Leisure Properties, Inc.	8,686	325,725
Geo Group, Inc.	5,090	114,779
Getty Realty Corp.	1,467	47,032
Gladstone Commercial Corp.	1,473	29,386
Gladstone Land Corp.	532	6,427
Global Net Lease, Inc.	3,152	61,117
Great Ajax Corp.	511	6,597
Healthcare Realty Trust, Inc.	5,228	168,812
Healthcare Trust of America, Inc., Class A	8,954	254,473
Hersha Hospitality Trust	1,575	29,185
Highwoods Properties, Inc.	4,379	194,077
Hospitality Properties Trust	7,073	188,566
Hudson Pacific Properties, Inc.	6,566	213,198
Independence Realty Trust, Inc.	3,858	40,316
Industrial Logistics Properties Trust	2,834	60,903
InfraREIT, Inc.	1,949	41,124
Innovative Industrial Properties, Inc.(b)	366	22,663
Invesco Mortgage Capital, Inc.	4,717	75,944
Investors Real Estate Trust	574	33,791
Iron Mountain, Inc.	12,235	455,142
iStar, Inc.	2,929	28,089
JBG SMITH Properties	4,495	173,732
Jernigan Capital, Inc.	646	14,005
Kilroy Realty Corp.	4,258	300,019
Kimco Realty Corp.	17,534	298,253
Kite Realty Group Trust	3,632	60,400
Lamar Advertising Co., Class A	3,624	269,807
Lexington Realty Trust	9,237	88,768
Liberty Property Trust	6,298	296,888
Life Storage, Inc.	1,951	191,725
LTC Properties, Inc.	1,697	80,506
Macerich Co.	5,862	270,590
Mack-Cali Realty Corp.	3,885	80,031
MedEquities Realty Trust, Inc.	1,157	13,386
Medical Properties Trust, Inc.	15,620	284,284

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
MFA Financial, Inc.	19,626	$143,859
Monmouth Real Estate Investment Corp.	3,766	51,745
National Health Investors, Inc.	1,712	142,541
National Retail Properties, Inc.	6,789	357,848
National Storage Affiliates Trust	2,434	70,829
New Residential Investment Corp.	15,645	265,652
New Senior Investment Group, Inc.	3,580	19,404
New York Mortgage Trust, Inc.	6,347	39,859
NexPoint Residential Trust, Inc.	759	28,394
NorthStar Realty Europe Corp.	1,984	33,311
Office Properties Income Trust	1,418	45,419
Omega Healthcare Investors, Inc.	8,441	339,244
One Liberty Properties, Inc.	603	16,402
Orchid Island Capital, Inc.	1,739	12,069
Outfront Media, Inc.	5,922	122,881
Paramount Group, Inc.	8,934	129,364
Park Hotels & Resorts, Inc.	8,659	260,376
Pebblebrook Hotel Trust	5,869	188,101
Pennsylvania Real Estate Investment Trust	3,046	22,449
PennyMac Mortgage Investment Trust(f)	2,527	51,147
Physicians Realty Trust	7,764	140,606
Piedmont Office Realty Trust, Inc., Class A	5,535	107,158
PotlatchDeltic Corp.	2,834	104,518
Preferred Apartment Communities, Inc., Class A	1,750	27,825
PS Business Parks, Inc.	860	124,863
QTS Realty Trust, Inc., Class A	2,166	91,210
Rayonier, Inc.	5,469	166,476
Redwood Trust, Inc.	3,443	55,536
Regency Centers Corp.	6,581	427,765
Retail Opportunity Investments Corp.	4,763	83,686
Retail Properties of America, Inc., Class A	9,355	118,247
Retail Value, Inc.	549	16,695
Rexford Industrial Realty, Inc.	3,877	130,267
RLJ Lodging Trust	7,348	136,305
RPT Realty	3,377	44,205
Ryman Hospitality Properties, Inc.	1,952	156,843
Sabra Health Care REIT, Inc.	7,686	157,870
Safety Income and Growth, Inc.	328	5,786
Saul Centers, Inc.	558	29,552
Senior Housing Properties Trust	10,058	138,499
Seritage Growth Properties, Class A	1,400	56,294
SITE Centers Corp.	6,550	85,609
Spirit MTA REIT	2,007	15,695
Spirit Realty Capital, Inc.	3,674	145,931
STAG Industrial, Inc.	4,067	112,127
Starwood Property Trust, Inc.	11,579	255,664
STORE Capital Corp.	8,189	264,668
Summit Hotel Properties, Inc.	4,398	49,126
Sun Communities, Inc.	3,627	398,644
Sunstone Hotel Investors, Inc.	9,675	138,352
Tanger Factory Outlet Centers, Inc.	3,875	88,156
Taubman Centers, Inc.	2,529	125,944
Terreno Realty Corp.	2,466	99,478
Tier REIT, Inc.	2,260	53,110
UMH Properties, Inc.	1,541	21,620
Uniti Group, Inc.	7,283	145,005
Universal Health Realty Income Trust	572	39,880
Urban Edge Properties	4,733	96,648
Urstadt Biddle Properties, Inc., Class A	1,342	28,746
VEREIT, Inc.	41,519	335,474
VICI Properties, Inc.	17,369	373,955
Washington Prime Group, Inc.	7,900	44,872
Washington Real Estate Investment Trust	3,451	87,483
Weingarten Realty Investors	5,121	146,921

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Western Asset Mortgage Capital Corp.	1,923	$18,384
Whitestone REIT	1,842	26,120
WP Carey, Inc.	6,884	515,543
Xenia Hotels & Resorts, Inc.	4,770	89,533

		19,733,791

Food & Staples Retailing — 0.6%
Andersons, Inc.	1,162	40,728
BJ’s Wholesale Club Holdings, Inc.(a)(b)	3,192	83,982
Casey’s General Stores, Inc.	1,568	201,770
Chefs’ Warehouse, Inc.(a)	933	29,968
Diplomat Pharmacy, Inc.(a)(b)	2,409	34,931
Ingles Markets, Inc., Class A	663	18,922
Natural Grocers by Vitamin Cottage, Inc.(a)	587	8,018
Performance Food Group Co.(a)	4,426	151,192
PriceSmart, Inc.	940	57,575
Rite Aid Corp.(a)	44,688	35,898
Smart & Final Stores, Inc.(a)	895	5,397
SpartanNash Co.	1,519	31,519
Sprouts Farmers Market, Inc.(a)	5,467	131,099
U.S. Foods Holding Corp.(a)	9,242	311,640
United Natural Foods, Inc.(a)	2,134	27,955
Village Super Market, Inc., Class A	336	9,035
Weis Markets, Inc.	448	21,737

		1,201,366

Food Products — 1.2%
Alico, Inc.	136	4,026
B&G Foods, Inc.(b)	2,775	73,982
Cal-Maine Foods, Inc.	1,322	55,762
Calavo Growers, Inc.	671	54,593
Darling Ingredients, Inc.(a)	7,167	152,442
Dean Foods Co.	3,930	16,388
Farmer Bros Co.(a)(b)	315	7,749
Flowers Foods, Inc.	7,834	154,016
Fresh Del Monte Produce, Inc.	1,289	41,222
Freshpet, Inc.(a)	1,134	40,790
Hain Celestial Group, Inc.(a)	3,980	72,953
Hostess Brands, Inc.(a)(b)	4,154	47,729
Ingredion, Inc.	3,018	298,782
J&J Snack Foods Corp.	628	96,932
John B Sanfilippo & Son, Inc.	398	27,164
Lamb Weston Holdings, Inc.	6,326	457,370
Lancaster Colony Corp.	816	129,801
Limoneira Co.	519	11,434
Pilgrim’s Pride Corp.(a)	2,259	45,767
Post Holdings, Inc.(a)	2,832	262,866
Sanderson Farms, Inc.	859	105,743
Seneca Foods Corp., Class A(a)	299	8,551
Simply Good Foods Co.(a)	2,553	50,524
Tootsie Roll Industries, Inc.	627	21,726
TreeHouse Foods, Inc.(a)	2,320	135,395

		2,373,707

Gas Utilities — 1.1%
Atmos Energy Corp.	4,783	466,964
Chesapeake Utilities Corp.	702	63,580
National Fuel Gas Co.	3,497	200,378
New Jersey Resources Corp.	3,821	185,319
Northwest Natural Holding Co.	1,180	73,868
ONE Gas, Inc.	2,223	182,619
RGC Resources, Inc.	226	6,357
South Jersey Industries, Inc.	3,645	108,548
Southwest Gas Holdings, Inc.	2,130	166,822
Spire, Inc.	2,154	170,963
UGI Corp.	7,362	419,855

		2,045,273

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies — 3.1%
Accuray, Inc.(a)(b)	3,844	$16,914
AngioDynamics, Inc.(a)	1,567	33,064
Anika Therapeutics, Inc.(a)	641	24,352
Antares Pharma, Inc.(a)	6,798	20,530
AtriCure, Inc.(a)	1,465	45,342
Atrion Corp.	61	45,496
Avanos Medical, Inc.(a)(b)	1,992	90,736
AxoGen, Inc.(a)	1,439	23,743
Axonics Modulation Technologies, Inc.(a)	357	5,212
Cantel Medical Corp.	1,567	127,585
Cardiovascular Systems, Inc.(a)(b)	1,401	43,613
Cerus Corp.(a)	5,723	34,109
CONMED Corp.	1,071	75,345
Cooper Cos., Inc.	2,083	580,657
CryoLife, Inc.(a)	1,543	43,065
CryoPort, Inc.(a)	1,290	13,532
Cutera, Inc.(a)(b)	720	10,339
CytoSorbents Corp.(a)	1,543	11,557
DexCom, Inc.(a)	3,754	529,427
ElectroCore LLC(a)	193	1,289
Endologix, Inc.(a)	7,938	6,013
FONAR Corp.(a)	222	4,906
GenMark Diagnostics, Inc.(a)(b)	2,691	17,868
Glaukos Corp.(a)	1,473	93,963
Globus Medical, Inc., Class A(a)	3,155	142,133
Haemonetics Corp.(a)	2,214	218,987
Helius Medical Technologies, Inc.(a)(b)	650	4,784
Hill-Rom Holdings, Inc.	2,858	285,857
ICU Medical, Inc.(a)	679	168,935
Inogen, Inc.(a)	779	117,793
Insulet Corp.(a)(b)	2,515	204,193
Integra LifeSciences Holdings Corp.(a)	3,082	145,963
Invacare Corp.	1,588	8,162
iRadimed Corp.(a)	252	6,910
iRhythm Technologies, Inc.(a)	1,030	87,550
Lantheus Holdings, Inc.(a)	1,727	29,048
LeMaitre Vascular, Inc.	761	18,142
LivaNova PLC(a)	2,046	188,887
Masimo Corp.(a)	2,000	248,780
Meridian Bioscience, Inc.	1,854	30,387
Merit Medical Systems, Inc.(a)	2,258	127,645
Natus Medical, Inc.(a)	1,391	46,932
Neogen Corp.(a)	2,197	133,819
Neuronetics, Inc.(a)	415	7,105
Nevro Corp.(a)	1,242	60,311
Novocure Ltd.(a)	3,153	154,497
NuVasive, Inc.(a)	2,262	113,417
Nuvectra Corp.(a)	732	10,248
NxStage Medical, Inc.(a)	2,781	80,844
Ocular Therapeutix, Inc.(a)	1,348	5,095
OraSure Technologies, Inc.(a)	2,582	33,179
Orthofix Medical, Inc.(a)	745	40,312
OrthoPediatrics Corp.(a)	376	13,638
Oxford Immunotec Global PLC(a)	1,237	17,986
Pulse Biosciences, Inc.(a)	618	8,256
Quidel Corp.(a)	1,447	83,969
Rockwell Medical, Inc.(a)(b)	1,532	4,780
RTI Surgical, Inc.(a)	1,973	8,661
SeaSpine Holdings Corp.(a)	753	11,513
Senseonics Holdings, Inc.(a)	4,547	11,413
SI-BONE, Inc.(a)	270	4,855
Sientra, Inc.(a)	1,089	12,110
STAAR Surgical Co.(a)	1,861	66,494
STERIS PLC	3,603	410,958

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Surmodics, Inc.(a)	554	$31,728
Tactile Systems Technology, Inc.(a)	745	49,602
Tandem Diabetes Care, Inc.(a)	2,155	93,699
TransEnterix, Inc.(a)(b)	7,497	20,392
Utah Medical Products, Inc.	114	10,709
Vapotherm, Inc.(a)	313	5,268
Varex Imaging Corp.(a)	1,638	46,667
Veracyte, Inc.(a)	1,097	19,954
ViewRay, Inc.(a)(b)	2,805	20,168
West Pharmaceutical Services, Inc.	3,105	336,178
Wright Medical Group NV(a)(b)	5,301	158,182

		6,065,752

Health Care Providers & Services — 1.9%
AAC Holdings, Inc.(a)(b)	361	874
Acadia Healthcare Co., Inc.(a)	3,803	104,050
Addus HomeCare Corp.(a)	417	25,083
Amedisys, Inc.(a)	1,117	146,506
American Renal Associates Holdings, Inc.(a)	541	6,557
AMN Healthcare Services, Inc.(a)	2,028	131,394
Apollo Medical Holdings, Inc.(a)	95	1,855
BioScrip, Inc.(a)(b)	5,028	18,252
BioTelemetry, Inc.(a)	1,376	98,824
Brookdale Senior Living, Inc.(a)	7,949	64,784
Capital Senior Living Corp.(a)(b)	923	6,433
Chemed Corp.	670	199,620
Civitas Solutions, Inc.(a)	849	15,053
Community Health Systems, Inc.(a)	3,274	12,900
CorVel Corp.(a)	418	26,112
Cross Country Healthcare, Inc.(a)	1,278	12,307
Encompass Health Corp.	4,221	282,132
Ensign Group, Inc.	2,190	95,418
Genesis Healthcare, Inc.(a)	1,693	2,658
Guardant Health, Inc.(a)	665	26,826
HealthEquity, Inc.(a)	2,360	147,122
HMS Holdings Corp.(a)	3,521	105,595
Integer Holdings Corp.(a)	1,321	106,988
LHC Group, Inc.(a)	1,286	135,969
Magellan Health, Inc.(a)	632	41,181
MEDNAX, Inc.(a)	3,743	135,160
Molina Healthcare, Inc.(a)	2,647	351,998
National Healthcare Corp.	511	41,049
National Research Corp., Class A	521	20,830
Owens & Minor, Inc.	2,590	19,606
Patterson Cos., Inc.	3,455	77,012
Penumbra, Inc.(a)(b)	1,301	189,308
PetIQ, Inc.(a)	745	22,663
Premier, Inc., Class A(a)	2,215	88,135
Providence Service Corp.(a)	477	30,595
Quorum Health Corp.(a)	1,922	5,631
R1 RCM, Inc.(a)	4,396	35,695
RadNet, Inc.(a)	1,765	24,092
Select Medical Holdings Corp.(a)	4,588	71,665
Surgery Partners, Inc.(a)(b)	700	9,156
Tenet Healthcare Corp.(a)(b)	3,531	77,647
Tivity Health, Inc.(a)	1,709	38,042
Triple-S Management Corp., Class B(a)	1,118	22,539
U.S. Physical Therapy, Inc.	535	56,651
WellCare Health Plans, Inc.(a)(b)	2,146	593,326

		3,725,293

Health Care Technology — 0.8%
athenahealth, Inc.(a)(b)	1,729	232,965
Castlight Health, Inc., Class B(a)	3,068	9,112
Computer Programs & Systems, Inc.	411	10,785

SCHEDULES OF INVESTMENTS	51

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology (continued)
Evolent Health, Inc., Class A(a)	2,901	$51,290
HealthStream, Inc.	1,147	28,859
Inovalon Holdings, Inc., Class A(a)	3,030	43,299
Inspire Medical Systems, Inc.(a)	515	27,619
Medidata Solutions, Inc.(a)	2,458	174,420
NantHealth, Inc.(a)	491	260
NextGen Healthcare, Inc.(a)	2,286	40,416
Omnicell, Inc.(a)	1,645	107,139
Simulations Plus, Inc.	471	9,071
Tabula Rasa HealthCare, Inc.(a)	742	44,728
Teladoc Health, Inc.(a)	2,837	182,135
Veeva Systems, Inc., Class A(a)	5,230	570,384
Vocera Communications, Inc.(a)(b)	1,276	52,086

		1,584,568

Hotels, Restaurants & Leisure — 2.8%
Aramark	10,535	347,128
BBX Capital Corp.	1,633	10,076
Belmond Ltd., Class A(a)	3,810	94,945
Biglari Holdings, Inc., Class A(a)(b)	2	1,300
Biglari Holdings, Inc., Class B(a)	61	7,986
BJ’s Restaurants, Inc.	882	43,950
Bloomin’ Brands, Inc.	3,542	65,279
Bluegreen Vacations Corp.	220	2,948
Boyd Gaming Corp.	3,466	94,691
Braemar Hotels & Resorts, Inc.	1,064	11,832
Brinker International, Inc.	1,681	68,114
Caesars Entertainment Corp.(a)	24,479	223,738
Carrols Restaurant Group, Inc.(a)	1,638	14,136
Century Casinos, Inc.(a)	1,449	11,114
Cheesecake Factory, Inc.	1,804	80,964
Choice Hotels International, Inc.	1,502	118,898
Churchill Downs, Inc.	1,485	136,590
Chuy’s Holdings, Inc.(a)	815	18,517
Cracker Barrel Old Country Store, Inc.	835	139,679
Dave & Buster’s Entertainment, Inc.	1,685	86,693
Del Frisco’s Restaurant Group, Inc.(a)	1,274	10,090
Del Taco Restaurants, Inc.(a)(b)	1,530	15,897
Denny’s Corp.(a)	2,750	48,647
Dine Brands Global, Inc.	713	54,381
Domino’s Pizza, Inc.	1,788	507,309
Dunkin’ Brands Group, Inc.	3,604	246,478
El Pollo Loco Holdings, Inc.(a)	845	13,934
Eldorado Resorts, Inc.(a)(b)	2,776	129,417
Empire Resorts, Inc.(a)(b)	81	972
Extended Stay America, Inc.	8,138	139,160
Fiesta Restaurant Group, Inc.(a)	1,056	15,692
Golden Entertainment, Inc.(a)	911	17,036
Habit Restaurants, Inc., Class A(a)	779	7,961
Hilton Grand Vacations, Inc.(a)	4,185	126,973
Hyatt Hotels Corp., Class A	1,824	127,516
International Game Technology PLC	4,391	71,837
International Speedway Corp., Class A	1,034	44,927
J Alexander’s Holdings, Inc.(a)	497	4,274
Jack in the Box, Inc.	1,165	94,307
Lindblad Expeditions Holdings, Inc.(a)	819	10,066
Marcus Corp.	833	37,127
Marriott Vacations Worldwide Corp.	1,656	146,622
Monarch Casino & Resort, Inc.(a)	467	20,193
Nathan’s Famous, Inc.	110	7,425
Noodles & Co.(a)	560	4,032
Papa John’s International, Inc.	949	40,133
Penn National Gaming, Inc.(a)	4,720	114,413
Planet Fitness, Inc., Class A(a)	3,817	221,081
PlayAGS, Inc.(a)	1,025	25,686

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Potbelly Corp.(a)	878	$7,612
RCI Hospitality Holdings, Inc.	372	8,299
Red Lion Hotels Corp.(a)(b)	667	6,170
Red Robin Gourmet Burgers, Inc.(a)	615	19,668
Red Rock Resorts, Inc., Class A	2,909	73,830
Ruth’s Hospitality Group, Inc.	1,270	29,337
Scientific Games Corp., Class A(a)	2,344	58,741
SeaWorld Entertainment, Inc.(a)	2,342	61,009
Shake Shack, Inc., Class A(a)	1,052	50,244
Six Flags Entertainment Corp.	3,099	190,867
Speedway Motorsports, Inc.	440	7,102
Texas Roadhouse, Inc.	2,857	173,820
Town Sports International Holdings, Inc.(a)	1,040	6,271
Vail Resorts, Inc.	1,727	325,125
Wendy’s Co.	8,112	140,500
Wingstop, Inc.	1,233	80,946
Wyndham Destinations, Inc.	4,165	175,513
Wyndham Hotels & Resorts, Inc.	4,190	205,687

		5,502,905

Household Durables — 1.3%
Bassett Furniture Industries, Inc.	398	7,590
Beazer Homes USA, Inc.(a)(b)	1,500	18,795
Cavco Industries, Inc.(a)	362	60,197
Century Communities, Inc.(a)	1,145	26,862
Ethan Allen Interiors, Inc.	853	16,190
Flexsteel Industries, Inc.	216	5,393
GoPro, Inc., Class A(a)(b)	4,944	24,374
Green Brick Partners, Inc.(a)	1,271	10,753
Hamilton Beach Brands Holding Co., Class A	176	4,601
Helen of Troy Ltd.(a)	1,153	133,794
Hooker Furniture Corp.	582	16,744
Hovnanian Enterprises, Inc., Class A(a)	4,413	3,116
Installed Building Products, Inc.(a)	950	40,004
iRobot Corp.(a)	1,180	105,952
KB Home	3,599	77,055
La-Z-Boy, Inc.	1,977	58,559
Leggett & Platt, Inc.	5,666	232,079
LGI Homes, Inc.(a)(b)	781	46,313
Lifetime Brands, Inc.	417	4,057
Lovesac Co.(a)	311	7,427
M/I Homes, Inc.(a)	1,243	32,927
MDC Holdings, Inc.	1,920	63,226
Meritage Homes Corp.(a)	1,659	74,788
NACCO Industries, Inc., Class A	226	7,702
New Home Co., Inc.(a)(b)	238	1,647
NVR, Inc.(a)	137	364,420
PulteGroup, Inc.	10,897	303,045
Roku, Inc.(a)(b)	1,832	82,348
Skyline Champion Corp.	1,267	22,882
Sonos, Inc.(a)	658	7,810
Taylor Morrison Home Corp., Class A(a)	4,970	93,933
Tempur Sealy International, Inc.(a)	1,987	105,351
Toll Brothers, Inc.	6,003	221,751
TopBuild Corp.(a)	1,496	79,004
TRI Pointe Group, Inc.(a)(b)	5,836	78,494
Tupperware Brands Corp.	2,134	58,194
Turtle Beach Corp.(a)	335	4,988
Universal Electronics, Inc.(a)	633	17,832
Vuzix Corp.(a)(b)	986	4,171
William Lyon Homes, Class A(a)	1,487	19,718
ZAGG, Inc.(a)	1,435	16,101

		2,560,187

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Household Products — 0.2%
Central Garden & Pet Co.(a)	367	$14,390
Central Garden & Pet Co., Class A(a)	1,786	63,617
Energizer Holdings, Inc.	2,600	123,240
Oil-Dri Corp. of America	136	3,610
Spectrum Brands Holdings, Inc.	1,725	96,393
WD-40 Co.	579	105,233

		406,483

Independent Power and Renewable Electricity Producers — 0.6%
Atlantic Power Corp.(a)	6,151	15,439
Clearway Energy, Inc., Class A	1,414	20,786
Clearway Energy, Inc., Class C	3,096	46,719
NRG Energy, Inc.	12,451	509,370
Ormat Technologies, Inc.	1,695	97,818
Pattern Energy Group, Inc., Class A	3,500	74,480
TerraForm Power, Inc., Class A	3,226	38,325
Vistra Energy Corp.(a)	16,951	425,640
Vivint Solar, Inc.(a)	1,195	5,246

		1,233,823

Industrial Conglomerates — 0.3%
BWX Technologies, Inc.	4,283	198,817
Carlisle Cos., Inc.	2,512	270,618
Raven Industries, Inc.	1,524	56,373
Seaboard Corp.	11	42,506
Standex International Corp.	537	40,049

		608,363

Insurance — 3.6%
Alleghany Corp.	633	399,777
Ambac Financial Group, Inc.(a)	1,820	34,434
American Equity Investment Life Holding Co.	3,777	118,296
American Financial Group, Inc.	3,046	290,558
American National Insurance Co.	387	53,867
AMERISAFE, Inc.	476	28,279
Argo Group International Holdings Ltd.	1,498	99,977
Aspen Insurance Holdings Ltd.	2,596	108,331
Assurant, Inc.	2,300	221,697
Assured Guaranty Ltd.	4,626	187,631
Axis Capital Holdings Ltd.	3,664	196,207
Brighthouse Financial, Inc.(a)	5,393	201,375
Brown & Brown, Inc.	10,321	280,318
Citizens, Inc.(a)(b)	2,464	17,470
CNO Financial Group, Inc.	7,608	136,031
Crawford & Co., Class B	1,109	10,702
Donegal Group, Inc., Class A	535	7,046
eHealth, Inc.(a)	841	51,436
EMC Insurance Group, Inc.	408	13,415
Employers Holdings, Inc.	875	37,074
Enstar Group Ltd.(a)	553	98,434
Erie Indemnity Co., Class A	1,126	164,824
Everest Re Group Ltd.	1,773	388,376
FBL Financial Group, Inc., Class A	547	38,410
FedNat Holding Co.	466	8,439
First American Financial Corp.	4,685	234,625
Genworth Financial, Inc., Class A(a)	21,906	106,025
Global Indemnity Ltd.	439	14,443
Goosehead Insurance, Inc., Class A(a)(b)	365	10,490
Greenlight Capital Re Ltd., Class A(a)	1,380	14,311
Hallmark Financial Services, Inc.(a)	614	5,956
Hanover Insurance Group, Inc.	1,898	216,448
HCI Group, Inc.	307	14,546
Health Insurance Innovations, Inc., Class A(a)(b)	639	24,499
Heritage Insurance Holdings, Inc.	1,089	15,812
Hilltop Holdings, Inc.	3,136	57,734
Horace Mann Educators Corp.	1,735	72,263

Security	Shares	Value

Insurance (continued)
Independence Holding Co.	344	$12,301
Investors Title Co.	61	10,537
James River Group Holdings Ltd.	1,094	42,196
Kemper Corp.	1,921	144,421
Kingstone Cos., Inc.	376	6,185
Kinsale Capital Group, Inc.	935	54,230
Maiden Holdings Ltd.	1,008	1,300
MBIA, Inc.(a)(b)	3,897	37,450
Mercury General Corp.	1,210	62,557
National General Holdings Corp.	2,890	69,793
National Western Life Group, Inc., Class A	126	38,216
Navigators Group, Inc.	873	60,935
NI Holdings, Inc.(a)	680	10,200
Old Republic International Corp.	12,623	254,353
Primerica, Inc.	854	95,964
ProAssurance Corp.	2,238	95,473
Protective Insurance Corp., Class B	529	9,749
Reinsurance Group of America, Inc.	2,703	390,448
RenaissanceRe Holdings Ltd.	1,709	235,893
RLI Corp.	1,654	109,181
Safety Insurance Group, Inc.	668	54,983
Selective Insurance Group, Inc.	1,613	98,264
State Auto Financial Corp.	743	25,262
Stewart Information Services Corp.	987	43,872
Third Point Reinsurance Ltd.(a)	3,303	34,715
Torchmark Corp.	4,579	383,537
Trupanion, Inc.(a)(b)	1,162	30,851
United Fire Group, Inc.	953	49,556
United Insurance Holdings Corp.	1,144	18,670
Universal Insurance Holdings, Inc.	1,392	52,506
W.R. Berkley Corp.	4,093	314,711
White Mountains Insurance Group Ltd.	142	126,888

		6,954,753

Interactive Media & Services — 0.4%
Care.com, Inc.(a)	993	23,604
Cargurus, Inc.(a)	2,107	90,116
Cars.com, Inc.(a)	2,958	80,783
Match Group, Inc.	2,276	121,743
Meet Group, Inc.(a)	2,627	15,184
QuinStreet, Inc.(a)	1,987	37,833
Travelzoo(a)(b)	191	2,349
TrueCar, Inc.(a)	3,953	37,079
Yelp, Inc.(a)	3,521	128,235
Zillow Group, Inc., Class A(a)	2,499	86,990
Zillow Group, Inc., Class C(a)(b)	5,125	179,836

		803,752

Internet & Direct Marketing Retail — 0.9%
1-800-Flowers.com, Inc., Class A(a)	1,295	20,655
Duluth Holdings, Inc., Class B(a)	458	10,937
Etsy, Inc.(a)	5,113	279,425
Gaia, Inc.(a)(b)	473	5,563
Groupon, Inc.(a)	18,961	71,483
GrubHub, Inc.(a)	3,882	312,113
Lands’ End, Inc.(a)	436	7,804
Leaf Group Ltd.(a)	511	3,924
Liberty Expedia Holdings, Inc., Class A(a)	2,312	94,769
Liberty TripAdvisor Holdings, Inc., Series A(a)	3,091	51,496
Liquidity Services, Inc.(a)	926	7,751
Nutrisystem, Inc.	1,253	54,393
Overstock.com, Inc.(a)(b)	994	17,246
PetMed Express, Inc.	894	21,170
Quotient Technology, Inc.(a)	3,485	34,850
Remark Holdings, Inc.(a)(b)	693	1,386

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail (continued)
Shutterfly, Inc.(a)	1,397	$64,206
Shutterstock, Inc.	811	32,448
Stamps.com, Inc.(a)	762	141,793
TripAdvisor, Inc.(a)	4,497	258,038
Wayfair, Inc., Class A(a)(b)	2,459	269,162

		1,760,612

IT Services — 3.1%
Black Knight, Inc.(a)	6,155	302,764
Booz Allen Hamilton Holding Corp.	5,994	294,485
Brightcove, Inc.(a)	1,769	14,187
CACI International, Inc., Class A(a)	1,037	173,366
Carbonite, Inc.(a)(b)	1,352	38,721
Cardtronics PLC, Class A(a)	1,682	45,532
Cass Information Systems, Inc.	634	31,123
Conduent, Inc.(a)	8,094	103,199
CoreLogic, Inc.(a)	3,465	125,780
CSG Systems International, Inc.	1,404	50,811
Endurance International Group Holdings, Inc.(a)	3,059	24,778
EPAM Systems, Inc.(a)(b)	2,195	310,549
Euronet Worldwide, Inc.(a)(b)	2,124	244,281
Everi Holdings, Inc.(a)	3,033	20,169
EVERTEC, Inc.	2,599	71,914
Evo Payments, Inc., Class A(a)	988	24,848
Exela Technologies, Inc.(a)	1,604	6,320
ExlService Holdings, Inc.(a)	1,407	80,903
Forrester Research, Inc.	376	16,886
Genpact Ltd.	6,409	191,180
GoDaddy, Inc., Class A(a)	6,852	470,253
GTT Communications, Inc.(a)(b)	1,796	45,978
Hackett Group, Inc.	1,135	20,419
Information Services Group, Inc.(a)	1,079	4,456
Internap Corp.(a)(b)	842	4,555
Jack Henry & Associates, Inc.	3,313	442,451
Leidos Holdings, Inc.	6,033	349,914
Limelight Networks, Inc.(a)	5,189	16,190
LiveRamp Holdings, Inc.(a)	3,345	145,307
ManTech International Corp., Class A	1,108	62,458
MAXIMUS, Inc.	2,746	192,577
MoneyGram International, Inc.(a)	1,192	2,539
NIC, Inc.	2,713	44,493
Okta, Inc.(a)	3,687	303,919
Perficient, Inc.(a)	1,459	37,219
Perspecta, Inc.	6,085	122,004
PFSweb, Inc.(a)	384	2,339
Presidio, Inc.	1,459	23,242
PRGX Global, Inc.(a)(b)	790	7,236
Sabre Corp.	11,861	272,566
Science Applications International Corp.	2,210	148,379
ServiceSource International, Inc.(a)	5,435	6,522
Switch, Inc., Class A	1,298	10,825
Teradata Corp.(a)	5,073	225,140
Travelport Worldwide Ltd.	5,373	84,141
TTEC Holdings, Inc.	661	22,097
Tucows, Inc., Class A(a)(b)	435	32,025
Twilio, Inc., Class A(a)	3,204	356,669
Unisys Corp.(a)	2,147	28,083
Virtusa Corp.(a)	1,211	58,758
WEX, Inc.(a)	1,773	286,038

		6,000,588

Leisure Products — 0.4%
Brunswick Corp.	3,768	189,606
Callaway Golf Co.	3,973	64,720
Clarus Corp.	612	6,848

Security	Shares	Value

Leisure Products (continued)
Escalade, Inc.	361	$4,029
Johnson Outdoors, Inc., Class A	237	14,848
Malibu Boats, Inc., Class A(a)	865	35,076
Marine Products Corp.	266	3,777
MasterCraft Boat Holdings, Inc.(a)	825	18,010
Mattel, Inc.(a)	14,673	173,728
Nautilus, Inc.(a)	1,437	10,792
Polaris Industries, Inc.	2,536	212,720
Sturm Ruger & Co., Inc.	720	39,226
Vista Outdoor, Inc.(a)	2,430	24,251
YETI Holdings, Inc.(a)	823	13,999

		811,630

Life Sciences Tools & Services — 1.3%
Accelerate Diagnostics, Inc.(a)(b)	1,155	21,033
Bio-Rad Laboratories, Inc., Class A(a)	913	228,131
Bio-Techne Corp.	1,585	276,519
Bruker Corp.	4,282	150,127
Cambrex Corp.(a)	1,400	61,110
Charles River Laboratories International, Inc.(a)	2,022	249,090
ChromaDex Corp.(a)	2,256	7,512
Enzo Biochem, Inc.(a)	1,603	6,027
Fluidigm Corp.(a)	1,425	12,326
Harvard Bioscience, Inc.(a)(b)	1,463	5,018
Luminex Corp.	1,760	49,086
Medpace Holdings, Inc.(a)	939	60,472
NanoString Technologies, Inc.(a)	1,178	26,199
NeoGenomics, Inc.(a)	2,717	45,157
Pacific Biosciences of California, Inc.(a)	6,237	43,160
PerkinElmer, Inc.	4,692	424,626
PRA Health Sciences, Inc.(a)	2,506	265,561
QIAGEN NV(a)	9,470	350,674
Quanterix Corp.(a)	263	5,539
Syneos Health, Inc.(a)(b)	2,647	135,103

		2,422,470

Machinery — 4.3%
Actuant Corp., Class A(b)	2,629	60,178
AGCO Corp.	2,820	181,044
Alamo Group, Inc.	410	35,313
Albany International Corp., Class A	1,220	83,765
Allison Transmission Holdings, Inc.	4,942	240,527
Altra Industrial Motion Corp.	2,552	78,117
Astec Industries, Inc.	974	36,057
Barnes Group, Inc.	2,023	119,519
Blue Bird Corp.(a)	709	14,088
Briggs & Stratton Corp.	1,818	23,416
Chart Industries, Inc.(a)	1,303	97,334
CIRCOR International, Inc.(a)	732	20,240
Colfax Corp.(a)	3,703	91,649
Columbus McKinnon Corp.	945	34,209
Commercial Vehicle Group, Inc.(a)	1,253	9,360
Crane Co.	2,171	179,672
DMC Global, Inc.	649	22,403
Donaldson Co., Inc.	5,482	259,189
Douglas Dynamics, Inc.	947	33,524
Eastern Co.	189	5,137
Energy Recovery, Inc.(a)(b)	1,277	9,705
EnPro Industries, Inc.	856	56,539
ESCO Technologies, Inc.	1,087	70,775
Federal Signal Corp.	2,528	55,565
Flowserve Corp.	5,649	248,782
FreightCar America, Inc.(a)	408	2,905
Gardner Denver Holdings, Inc.(a)	5,384	132,823
Gates Industrial Corp. PLC(a)	1,939	28,911

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Machinery (continued)
Gencor Industries, Inc.(a)	326	$4,518
Global Brass & Copper Holdings, Inc.	933	28,214
Gorman-Rupp Co.	767	26,500
Graco, Inc.	7,119	308,466
Graham Corp.	362	8,109
Greenbrier Cos., Inc.	1,336	56,660
Harsco Corp.(a)	3,397	72,356
Hurco Cos., Inc.	219	8,399
Hyster-Yale Materials Handling, Inc.	476	33,125
IDEX Corp.	3,313	456,730
ITT, Inc.	3,784	198,887
John Bean Technologies Corp.	1,307	103,828
Kadant, Inc.	468	39,920
Kennametal, Inc.	3,451	129,689
LB Foster Co., Class A(a)	358	6,397
Lincoln Electric Holdings, Inc.	2,692	232,696
Lindsay Corp.	460	39,505
Lydall, Inc.(a)	815	21,614
Manitex International, Inc.(a)	362	2,538
Manitowoc Co., Inc.(a)	1,540	23,439
Meritor, Inc.(a)	3,510	72,587
Middleby Corp.(a)	2,362	277,818
Milacron Holdings Corp.(a)	2,982	41,331
Miller Industries, Inc.	420	12,621
Mueller Industries, Inc.	2,411	62,469
Mueller Water Products, Inc., Series A	6,586	65,070
Navistar International Corp.(a)	2,094	68,767
NN, Inc.	1,827	16,681
Nordson Corp.	2,471	320,340
Omega Flex, Inc.	109	6,900
Oshkosh Corp.	3,136	235,357
Pentair PLC	6,718	276,714
Proto Labs, Inc.(a)	1,149	142,648
RBC Bearings, Inc.(a)	1,007	140,396
REV Group, Inc.	1,464	12,166
Rexnord Corp.(a)(b)	4,418	115,531
Snap-on, Inc.	2,423	402,194
SPX Corp.(a)	1,859	55,305
SPX FLOW, Inc.(a)	1,798	58,920
Sun Hydraulics Corp.	1,218	43,142
Tennant Co.	766	44,987
Terex Corp.	2,814	86,418
Timken Co.	2,909	123,894
Titan International, Inc.	1,771	9,953
Toro Co.	4,464	265,608
TriMas Corp.(a)	2,008	58,212
Trinity Industries, Inc.	6,338	148,182
Twin Disc, Inc.(a)	263	4,766
Valmont Industries, Inc.	928	119,712
Wabash National Corp.	2,411	33,609
WABCO Holdings, Inc.(a)	2,277	260,102
Wabtec Corp.	3,695	255,546
Watts Water Technologies, Inc., Class A	1,174	87,897
Welbilt, Inc.(a)(b)	5,568	78,063
Woodward, Inc.	2,321	210,863

		8,247,105

Marine — 0.1%
Costamare, Inc.	1,776	9,022
Eagle Bulk Shipping, Inc.(a)	1,677	6,893
Genco Shipping & Trading Ltd.(a)	201	1,481
Kirby Corp.(a)	2,563	191,994
Matson, Inc.	1,784	59,782
Safe Bulkers, Inc.(a)	1,654	2,564
Scorpio Bulkers, Inc.	2,823	12,760

		284,496

Security	Shares	Value

Media — 2.0%
AMC Entertainment Holdings, Inc., Class A	2,205	$32,303
AMC Networks, Inc., Class A(a)	1,930	121,474
Beasley Broadcasting Group, Inc., Class A	182	823
Boston Omaha Corp., Class A(a)(b)	326	8,245
Cable One, Inc.	186	164,487
Cardlytics, Inc.(a)	550	9,620
Central European Media Enterprises Ltd., Class A(a)	2,800	8,428
Cinemark Holdings, Inc.	4,657	190,564
Clear Channel Outdoor Holdings, Inc., Class A(a)	1,208	6,729
Daily Journal Corp.(a)	43	9,508
Emerald Expositions Events, Inc.	1,234	17,523
Entercom Communications Corp., Class A	5,532	40,550
Entravision Communications Corp., Class A	3,713	14,629
Eros International PLC(a)(b)	1,773	16,897
EW Scripps Co., Class A	2,024	38,011
Fluent, Inc.(a)	1,589	7,500
Gannett Co., Inc.	4,815	53,398
GCI Liberty, Inc., Class A(a)(b)	4,368	222,331
Gray Television, Inc.(a)	3,410	56,981
Hemisphere Media Group, Inc.(a)	576	7,638
IMAX Corp.(a)	2,307	47,916
Interpublic Group of Cos., Inc.	16,539	376,262
John Wiley & Sons, Inc., Class A	1,899	98,330
Liberty Latin America Ltd., Class A(a)	1,839	32,063
Liberty Latin America Ltd., Class C(a)	4,788	83,694
Liberty Media Corp.-Liberty Braves, Class A(a)	377	10,232
Liberty Media Corp.-Liberty Braves, Class C(a)	1,627	43,864
Liberty Media Corp.-Liberty Formula One, Class A(a)(b)	1,312	40,147
Liberty Media Corp.-Liberty Formula One, Class C(a)	8,268	259,367
Lions Gate Entertainment Corp., Class A	2,047	37,603
Lions Gate Entertainment Corp., Class B	4,287	75,151
Live Nation Entertainment, Inc.(a)	5,880	314,639
LiveXLive Media, Inc.(a)(b)	1,347	8,203
Madison Square Garden Co., Class A(a)	798	221,764
MDC Partners, Inc., Class A(a)	3,126	9,284
Meredith Corp.	1,685	91,445
MSG Networks, Inc., Class A(a)(b)	2,537	56,829
National CineMedia, Inc.	3,315	22,907
New Media Investment Group, Inc.	2,563	35,036
New York Times Co., Class A	5,586	143,616
Nexstar Media Group, Inc., Class A	1,909	159,344
Reading International, Inc., Class A(a)	671	10,602
Saga Communications, Inc., Class A	117	3,957
Scholastic Corp.	1,211	50,487
Sinclair Broadcast Group, Inc., Class A	2,977	91,721
TechTarget, Inc.(a)	1,086	15,747
TEGNA, Inc.	9,303	109,217
TiVo Corp.	5,212	58,010
Tribune Media Co., Class A	3,762	172,713
Tribune Publishing Co.(a)(b)	571	6,835
WideOpenWest, Inc.(a)	1,550	11,718
World Wrestling Entertainment, Inc., Class A	1,878	154,635

		3,880,977

Metals & Mining — 1.2%
AK Steel Holding Corp.(a)	13,562	40,008
Alcoa Corp.(a)	8,054	239,043
Allegheny Technologies, Inc.(a)	5,333	146,071
Carpenter Technology Corp.	1,974	93,291
Century Aluminum Co.(a)(b)	2,434	22,393
Cleveland-Cliffs, Inc.	12,566	134,582
Coeur Mining, Inc.(a)	7,894	40,654
Commercial Metals Co.	4,938	86,168
Compass Minerals International, Inc.	1,431	74,770
Ferroglobe PLC(c)	897	—

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Metals & Mining (continued)
Gold Resource Corp.	2,825	$12,684
Haynes International, Inc.	442	14,498
Hecla Mining Co.	19,546	52,774
Kaiser Aluminum Corp.	666	66,846
Materion Corp.	842	39,515
Olympic Steel, Inc.	326	6,282
Ramaco Resources, Inc.(a)	82	497
Reliance Steel & Aluminum Co.	2,978	243,839
Royal Gold, Inc.	2,817	246,121
Ryerson Holding Corp.(a)	675	4,745
Schnitzer Steel Industries, Inc., Class A	1,110	26,862
Steel Dynamics, Inc.	9,479	346,837
SunCoke Energy, Inc.(a)	2,814	31,629
Synalloy Corp.	335	5,293
Tahoe Resources, Inc.(a)	13,199	50,024
TimkenSteel Corp.(a)	1,865	23,742
U.S. Silica Holdings, Inc.	3,297	44,444
United States Steel Corp.	7,730	174,234
Universal Stainless & Alloy Products, Inc.(a)	310	5,558
Warrior Met Coal, Inc.	1,816	52,174
Worthington Industries, Inc.	1,777	67,046

		2,392,624

Mortgage Real Estate Investment Trusts (REITs) — 0.4%
AGNC Investment Corp.	22,541	403,709
Colony Credit Real Estate, Inc.	3,575	59,738
Drive Shack, Inc.(a)	3,096	13,034
Exantas Capital Corp.	1,066	11,268
Front Yard Residential Corp.	2,356	25,492
Granite Point Mortgage Trust, Inc.(b)	1,925	37,576
KKR Real Estate Finance Trust, Inc.	928	19,135
Ready Capital Corp.	685	10,713
TPG RE Finance Trust, Inc.	1,543	30,598
Two Harbors Investment Corp.	10,694	156,026

		767,289

Multi-Utilities — 0.5%
Avista Corp.	2,767	115,799
Black Hills Corp.	2,325	157,844
MDU Resources Group, Inc.	8,323	213,984
NorthWestern Corp.	2,109	134,786
Vectren Corp.	3,602	260,713

		883,126

Multiline Retail — 0.8%
Big Lots, Inc.	1,691	53,334
Burlington Stores, Inc.(a)	2,861	491,262
Dillard’s, Inc., Class A	490	32,727
FirstCash, Inc.	1,856	152,990
JC Penney Co., Inc.(a)(b)	14,890	19,655
Kohl’s Corp.	7,174	492,782
Nordstrom, Inc.	5,079	235,716
Ollie’s Bargain Outlet Holdings, Inc.(a)	2,138	167,128

		1,645,594

Oil & Gas Exploration & Production — 0.0%
Carrizo Oil & Gas, Inc.(a)	3,710	45,559

Oil, Gas & Consumable Fuels — 2.4%
Abraxas Petroleum Corp.(a)	5,752	6,845
Adams Resources & Energy, Inc.	161	6,380
Alta Mesa Resources, Inc., Class A(a)(b)	3,445	3,300
Amyris, Inc.(a)	1,323	4,485
Antero Resources Corp.(a)	10,262	103,236
Approach Resources, Inc.(a)	864	832
Arch Coal, Inc., Class A	761	67,067
Ardmore Shipping Corp.(a)	1,172	6,645

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Berry Petroleum Corp.	520	$6,131
Bonanza Creek Energy, Inc.(a)	885	20,399
California Resources Corp.(a)	1,912	38,527
Callon Petroleum Co.(a)	9,680	78,795
Centennial Resource Development, Inc., Class A(a)(b)	7,792	102,621
Chesapeake Energy Corp.(a)	38,338	109,263
Clean Energy Fuels Corp.(a)(b)	6,853	13,021
Cloud Peak Energy, Inc.(a)	2,259	843
CNX Resources Corp.(a)	8,800	106,832
CONSOL Energy, Inc.(a)	1,187	42,174
CVR Energy, Inc.	725	29,109
Delek US Holdings, Inc.	3,510	114,110
Denbury Resources, Inc.(a)	19,467	39,518
DHT Holdings, Inc.	4,372	17,707
Dorian LPG Ltd.(a)	873	4,784
Earthstone Energy, Inc., Class A(a)(b)	661	3,986
Eclipse Resources Corp.(a)	6,325	7,274
Energy Fuels, Inc.(a)	4,010	11,469
EP Energy Corp., Class A(a)	1,035	714
Evolution Petroleum Corp.	880	6,574
Extraction Oil & Gas, Inc.(a)	4,795	18,892
Frontline Ltd.(a)	3,539	18,226
GasLog Ltd.	1,753	31,431
Golar LNG Ltd.	4,017	89,459
Goodrich Petroleum Corp.(a)	250	3,420
Green Plains, Inc.	1,699	24,143
Gulfport Energy Corp.(a)	7,432	62,354
Halcon Resources Corp.(a)(b)	6,353	10,419
Hallador Energy Co.	314	1,779
HighPoint Resources Corp.(a)	5,488	15,366
HollyFrontier Corp.	6,838	385,253
International Seaways, Inc.(a)(b)	1,021	18,500
Isramco, Inc.(a)	44	4,897
Jagged Peak Energy, Inc.(a)	2,804	29,526
Kosmos Energy Ltd.(a)	12,388	63,550
Laredo Petroleum, Inc.(a)	6,690	25,422
Lilis Energy, Inc.(a)	1,888	4,097
Matador Resources Co.(a)	4,478	87,321
Midstates Petroleum Co., Inc.(a)	417	4,037
Murphy Oil Corp.	7,193	196,729
Murphy USA, Inc.(a)	1,262	92,820
Newfield Exploration Co.(a)	8,530	155,928
NextDecade Corp.(a)	878	3,205
Nordic American Tankers Ltd.	6,663	13,659
Northern Oil and Gas, Inc.(a)(b)	8,750	22,137
Oasis Petroleum, Inc.(a)(b)	11,447	68,911
Overseas Shipholding Group, Inc., Class A(a)	2,465	4,462
Panhandle Oil and Gas, Inc., Class A	595	9,520
Par Pacific Holdings, Inc.(a)	1,408	22,894
Parsley Energy, Inc., Class A(a)	11,446	212,667
PBF Energy, Inc., Class A	5,039	184,528
PDC Energy, Inc.(a)	2,828	92,108
Peabody Energy Corp.	3,452	123,236
Penn Virginia Corp.(a)	528	27,699
QEP Resources, Inc.(a)	10,100	83,527
Range Resources Corp.	9,292	102,491
Renewable Energy Group, Inc.(a)(b)	1,558	45,026
Resolute Energy Corp.(a)(b)	975	31,912
REX American Resources Corp.(a)	205	14,951
Ring Energy, Inc.(a)	2,761	16,235
Rosehill Resources, Inc.(a)	205	713
Sanchez Energy Corp.(a)(b)	1,763	462
SandRidge Energy, Inc.(a)	1,091	9,044
Scorpio Tankers, Inc.	2,039	38,190

56	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
SemGroup Corp., Class A	3,434	$55,013
Ship Finance International Ltd.	3,619	44,007
SilverBow Resources, Inc.(a)	271	6,588
SM Energy Co.	4,743	93,058
Southwestern Energy Co.(a)	25,772	112,624
SRC Energy, Inc.(a)	10,331	50,828
Talos Energy, Inc.(a)	954	18,221
Targa Resources Corp.	9,671	415,950
Teekay Corp.(b)	3,238	11,365
Teekay Tankers Ltd., Class A	6,517	6,517
Tellurian, Inc.(a)(b)	3,745	37,450
Ultra Petroleum Corp.(a)(b)	6,019	4,334
Uranium Energy Corp.(a)	6,337	8,238
W&T Offshore, Inc.(a)	4,071	20,518
Whiting Petroleum Corp.(a)	3,828	109,596
WildHorse Resource Development Corp.(a)	1,219	20,686
World Fuel Services Corp.	2,980	74,172
WPX Energy, Inc.(a)	16,869	206,814
Zion Oil & Gas, Inc.(a)	1,330	647

		4,720,413

Paper & Forest Products — 0.3%
Boise Cascade Co.	1,640	45,051
Clearwater Paper Corp.(a)	729	24,582
Domtar Corp.	2,635	123,581
Louisiana-Pacific Corp.	6,178	150,620
Neenah, Inc.	703	48,978
PH Glatfelter Co.	1,844	23,566
Schweitzer-Mauduit International, Inc.	1,302	41,742
Verso Corp., Class A(a)	1,451	35,796

		493,916

Personal Products — 0.4%
Edgewell Personal Care Co.(a)	2,305	90,932
elf Beauty, Inc.(a)(b)	776	6,518
Herbalife Nutrition Ltd.(a)(b)	4,674	279,038
Inter Parfums, Inc.	742	49,313
Medifast, Inc.	493	62,729
Natural Health Trends Corp.	259	4,245
Nature’s Sunshine Products, Inc.(a)	227	1,816
Nu Skin Enterprises, Inc., Class A	2,393	157,101
Revlon, Inc., Class A(a)(b)	354	9,275
USANA Health Sciences, Inc.(a)	535	62,649

		723,616

Pharmaceuticals — 1.1%
Achaogen, Inc.(a)(b)	681	1,028
Aclaris Therapeutics, Inc.(a)(b)	1,425	9,932
Aerie Pharmaceuticals, Inc.(a)(b)	1,541	72,458
Akcea Therapeutics, Inc.(a)(b)	572	15,204
Akorn, Inc.(a)	4,072	15,311
Amneal Pharmaceuticals, Inc.(a)(b)	3,699	45,424
Amphastar Pharmaceuticals, Inc.(a)	1,641	37,349
Ampio Pharmaceuticals, Inc.(a)	2,040	1,020
ANI Pharmaceuticals, Inc.(a)	293	15,746
Aquestive Therapeutics, Inc.(a)	164	1,005
Aratana Therapeutics, Inc.(a)	2,362	10,464
Arvinas Holding Co. LLC(a)	355	6,180
Assembly Biosciences, Inc.(a)	992	22,598
Assertio Therapeutics, Inc.(a)	3,100	13,826
Catalent, Inc.(a)	6,251	230,849
Clearside Biomedical, Inc.(a)	845	997
Collegium Pharmaceutical, Inc.(a)(b)	1,356	21,710
Corcept Therapeutics, Inc.(a)	4,156	46,464
Corium International, Inc.	1,333	240
Cymabay Therapeutics, Inc.(a)(b)	2,598	22,603

Security	Shares	Value

Pharmaceuticals (continued)
Dermira, Inc.(a)	1,681	$11,095
Dova Pharmaceuticals, Inc.(a)(b)	424	3,256
Durect Corp.(a)	6,186	3,744
Eloxx Pharmaceuticals, Inc.(a)	1,108	13,362
Endo International PLC(a)	9,472	92,352
Evolus, Inc.(a)	588	9,614
Heska Corp.(a)	297	29,284
Horizon Pharma PLC(a)	7,276	156,361
Innovate Biopharmaceuticals, Inc.(a)(b)	476	1,119
Intersect ENT, Inc.(a)(b)	1,293	38,363
Intra-Cellular Therapies, Inc.(a)	1,957	23,562
Jazz Pharmaceuticals PLC(a)	2,531	318,628
Kala Pharmaceuticals, Inc.(a)	339	1,875
Lannett Co., Inc.(a)	1,653	12,331
Liquidia Technologies, Inc.(a)	145	2,086
Mallinckrodt PLC(a)	3,481	76,095
Marinus Pharmaceuticals, Inc.(a)	1,402	4,655
Medicines Co.(a)(b)	2,967	68,567
Melinta Therapeutics, Inc.(a)(b)	1,003	847
Menlo Therapeutics, Inc.(a)(b)	143	765
MyoKardia, Inc.(a)(b)	1,447	59,877
Neos Therapeutics, Inc.(a)	3,250	6,955
Odonate Therapeutics, Inc.(a)	460	7,622
Omeros Corp.(a)(b)	1,976	26,953
Optinose, Inc.(a)(b)	629	4,051
Osmotica Pharmaceuticals PLC(a)	642	5,033
Pacira Pharmaceuticals, Inc.(a)	1,697	69,034
Paratek Pharmaceuticals, Inc.(a)(b)	1,044	7,042
Phibro Animal Health Corp., Class A	882	27,536
Prestige Consumer Healthcare, Inc.(a)	2,225	62,122
Reata Pharmaceuticals, Inc., Class A(a)	799	63,736
resTORbio, Inc.(a)	539	4,786
Revance Therapeutics, Inc.(a)	1,485	25,646
scPharmaceuticals, Inc.(a)(b)	178	694
Sienna Biopharmaceuticals, Inc.(a)	582	1,560
SIGA Technologies, Inc.(a)	1,794	12,163
Supernus Pharmaceuticals, Inc.(a)	2,085	79,501
Teligent, Inc.(a)(b)	1,583	2,691
TherapeuticsMD, Inc.(a)(b)	7,955	41,764
Theravance Biopharma, Inc.(a)	1,860	48,453
Tricida, Inc.(a)(b)	557	12,221
Verrica Pharmaceuticals, Inc.(a)	174	2,083
WaVe Life Sciences Ltd.(a)	757	28,198
Xeris Pharmaceuticals, Inc.(a)	413	5,732
Zogenix, Inc.(a)	1,789	78,269
Zomedica Pharmaceuticals Corp.(a)	1,476	1,180

		2,143,271

Producer Durables: Miscellaneous — 0.0%
PROS Holdings, Inc.(a)	1,350	46,710

Professional Services — 1.1%
Acacia Research Corp.(a)	169	514
ASGN, Inc.(a)	2,144	135,051
Barrett Business Services, Inc.	337	21,113
BG Staffing, Inc.	264	6,803
CBIZ, Inc.(a)	2,201	43,140
CRA International, Inc.	274	11,437
Dun & Bradstreet Corp.	1,575	227,965
Exponent, Inc.	2,184	109,113
Franklin Covey Co.(a)	384	9,354
FTI Consulting, Inc.(a)	1,599	109,244
GP Strategies Corp.(a)(b)	562	8,452
Heidrick & Struggles International, Inc.	822	27,167
Huron Consulting Group, Inc.(a)	955	46,174

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Professional Services (continued)
ICF International, Inc.	766	$50,495
Insperity, Inc.	1,656	176,662
Kelly Services, Inc., Class A	1,300	29,120
Kforce, Inc.	986	32,351
Korn/Ferry International	2,424	110,534
ManpowerGroup, Inc.	2,662	210,378
Mistras Group, Inc.(a)	624	9,179
Navigant Consulting, Inc.	1,889	48,963
Paylocity Holding Corp.(a)	1,230	87,367
Resources Connection, Inc.	1,377	23,010
Robert Half International, Inc.	5,115	329,559
TriNet Group, Inc.(a)	1,843	84,151
TrueBlue, Inc.(a)	1,723	42,024
Upwork, Inc.(a)	529	10,215
WageWorks, Inc.(a)	1,701	53,666
Willdan Group, Inc.(a)	481	16,186

		2,069,387

Real Estate Management & Development — 0.6%
Alexander & Baldwin, Inc.(a)	2,964	68,291
Altisource Portfolio Solutions SA(a)	384	9,093
CareTrust REIT, Inc.	3,382	74,336
Consolidated-Tomoka Land Co.	132	8,061
Cushman & Wakefield PLC(a)	2,010	34,652
Essential Properties Realty Trust, Inc.	1,683	26,760
Forestar Group, Inc.(a)	458	7,333
FRP Holdings, Inc.(a)(b)	351	17,803
Global Medical REIT, Inc.	622	5,965
Howard Hughes Corp.(a)	1,663	184,660
Jones Lang LaSalle, Inc.	1,961	281,227
Kennedy-Wilson Holdings, Inc.	5,389	107,726
Maui Land & Pineapple Co., Inc.(a)	141	1,684
Newmark Group, Inc., Class A	6,581	68,771
RE/MAX Holdings, Inc., Class A	786	32,792
Realogy Holdings Corp.	5,006	88,856
Redfin Corp.(a)(b)	3,390	60,647
RMR Group, Inc., Class A	323	21,321
St. Joe Co.(a)(b)	1,669	25,970
Stratus Properties, Inc.(a)	267	6,328
Tejon Ranch Co.(a)	1,022	19,234
Transcontinental Realty Investors, Inc.(a)	171	5,737
Trinity Place Holdings, Inc.(a)(b)	516	2,141

		1,159,388

Road & Rail — 0.6%
AMERCO	308	111,699
ArcBest Corp.	1,089	40,968
Avis Budget Group, Inc.(a)	2,831	75,418
Covenant Transportation Group, Inc., Class A(a)	447	10,540
Daseke, Inc.(a)	1,478	6,163
Genesee & Wyoming, Inc., Class A(a)	2,513	197,321
Heartland Express, Inc.	2,036	40,740
Hertz Global Holdings, Inc.(a)	2,340	38,821
Knight-Swift Transportation Holdings, Inc.	5,441	172,752
Landstar System, Inc.	1,771	179,898
Marten Transport Ltd.	1,686	32,624
PAM Transportation Services, Inc.(a)	74	3,637
Ryder System, Inc.	2,236	129,487
Saia, Inc.(a)(b)	1,092	65,487
Schneider National, Inc., Class B	2,186	46,431
Universal Logistics Holdings, Inc.	322	6,562
US Xpress Enterprises, Inc., Class A(a)	818	6,037
USA Truck, Inc.(a)	314	5,608
Werner Enterprises, Inc.	2,030	66,828
YRC Worldwide, Inc.(a)	1,184	7,388

		1,244,409

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 2.7%
Acacia Communications, Inc.(a)(b)	1,179	$51,298
ACM Research, Inc., Class A(a)	607	5,651
Adesto Technologies Corp.(a)(b)	1,422	7,010
Advanced Energy Industries, Inc.(a)	1,666	85,449
Advanced Micro Devices, Inc.(a)	40,348	984,895
Alpha & Omega Semiconductor Ltd.(a)	788	9,385
Ambarella, Inc.(a)	1,361	51,718
Amkor Technology, Inc.(a)	4,340	34,720
Aquantia Corp.(a)	809	7,127
Axcelis Technologies, Inc.(a)	1,426	29,704
AXT, Inc.(a)	1,499	6,161
Brooks Automation, Inc.	2,931	91,242
Cabot Microelectronics Corp.	1,195	121,759
CEVA, Inc.(a)	1,006	28,611
Cirrus Logic, Inc.(a)	2,585	96,033
Cohu, Inc.	1,669	29,274
Cree, Inc.(a)	4,241	213,874
Cypress Semiconductor Corp.	15,592	216,261
Diodes, Inc.(a)	1,710	57,507
Entegris, Inc.	6,008	198,564
First Solar, Inc.(a)(b)	3,566	180,404
FormFactor, Inc.(a)	3,202	48,094
Ichor Holdings Ltd.(a)	1,094	22,504
Impinj, Inc.(a)	809	12,394
Inphi Corp.(a)(b)	1,868	73,674
Integrated Device Technology, Inc.(a)	5,553	271,264
Kopin Corp.(a)(b)	2,243	3,095
Lattice Semiconductor Corp.(a)	5,090	39,702
MACOM Technology Solutions Holdings, Inc.(a)(b)	1,972	35,555
Marvell Technology Group Ltd.	23,786	440,755
MaxLinear, Inc., Class A(a)(b)	2,669	52,366
MKS Instruments, Inc.	2,329	190,116
Monolithic Power Systems, Inc.	1,752	221,733
Nanometrics, Inc.(a)	1,001	30,621
NeoPhotonics Corp.(a)	1,932	13,949
NVE Corp.	213	20,297
ON Semiconductor Corp.(a)	17,961	359,938
PDF Solutions, Inc.(a)	1,102	11,582
Photronics, Inc.(a)	2,886	30,851
Power Integrations, Inc.	1,223	80,718
Rambus, Inc.(a)	4,734	42,701
Rudolph Technologies, Inc.(a)	1,368	29,713
Semtech Corp.(a)	2,849	138,347
Silicon Laboratories, Inc.(a)	1,820	139,230
SMART Global Holdings, Inc.(a)(b)	490	12,157
SunPower Corp.(a)(b)	2,993	17,389
Teradyne, Inc.	7,609	273,848
Ultra Clean Holdings, Inc.(a)	1,830	21,704
Veeco Instruments, Inc.(a)(b)	2,274	22,308
Xperi Corp.	2,135	45,753

		5,209,005

Software — 5.9%
A10 Networks, Inc.(a)	2,535	17,213
ACI Worldwide, Inc.(a)	4,947	146,233
Alarm.com Holdings, Inc.(a)(b)	1,384	87,095
Allscripts Healthcare Solutions, Inc.(a)	7,436	87,670
Altair Engineering, Inc., Class A(a)	1,105	35,780
Alteryx, Inc., Class A(a)	1,233	87,728
Amber Road, Inc.(a)	753	6,559
American Software, Inc., Class A	1,389	15,362
Anaplan, Inc.(a)	707	22,193
Appfolio, Inc., Class A(a)	638	40,392
Aspen Technology, Inc.(a)	3,086	298,200
Asure Software, Inc.(a)	250	1,328

58	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Avalara, Inc.(a)	313	$12,479
Avaya Holdings Corp.(a)	4,404	74,472
Benefitfocus, Inc.(a)	976	54,607
Blackbaud, Inc.	2,107	150,861
Blackline, Inc.(a)	1,527	72,655
Bottomline Technologies DE, Inc.(a)	1,813	93,641
Box, Inc., Class A(a)(b)	5,249	109,809
Cadence Design Systems, Inc.(a)	12,036	578,089
Carbon Black, Inc.(a)	1,679	26,008
Ceridian HCM Holding, Inc.(a)	1,517	62,516
ChannelAdvisor Corp.(a)	1,328	14,276
Cision Ltd.(a)(b)	2,750	34,100
Cloudera, Inc.(a)	8,321	112,333
CommVault Systems, Inc.(a)	1,752	115,755
Cornerstone OnDemand, Inc.(a)	2,334	133,832
Coupa Software, Inc.(a)	2,337	203,226
Digimarc Corp.(a)	397	7,738
DocuSign, Inc.(a)	3,116	154,086
Domo, Inc., Class B(a)(b)	214	5,778
Ebix, Inc.	1,022	58,377
eGain Corp.(a)(b)	1,088	7,790
Elastic NV(a)(b)	325	27,625
Ellie Mae, Inc.(a)(b)	1,515	114,837
Envestnet, Inc.(a)	1,876	101,773
ePlus, Inc.(a)	572	45,314
Everbridge, Inc.(a)	1,147	70,953
Fair Isaac Corp.(a)	1,242	279,698
FireEye, Inc.(a)	8,196	144,905
Five9, Inc.(a)(b)	2,425	123,990
ForeScout Technologies, Inc.(a)	1,289	39,315
Fortinet, Inc.(a)	6,064	464,320
Fusion Connect, Inc.(a)(b)	820	1,640
Glu Mobile, Inc.(a)	4,800	46,752
Guidewire Software, Inc.(a)(b)	3,472	300,953
HubSpot, Inc.(a)	1,581	250,288
Instructure, Inc.(a)	1,352	53,445
j2 Global, Inc.	2,025	152,199
LivePerson, Inc.(a)	2,487	58,370
LogMeIn, Inc.	2,173	202,132
Majesco(a)	608	5,168
Manhattan Associates, Inc.(a)	2,780	135,581
MicroStrategy, Inc., Class A(a)	400	50,756
MINDBODY, Inc., Class A(a)	1,858	67,743
Mitek Systems, Inc.(a)	797	8,791
MobileIron, Inc.(a)	2,731	13,245
Model N, Inc.(a)	1,219	17,688
Monotype Imaging Holdings, Inc.	1,850	30,710
Netscout Systems, Inc.(a)	3,244	84,117
New Relic, Inc.(a)	1,929	196,083
Nuance Communications, Inc.(a)	12,419	197,090
Nutanix, Inc., Class A(a)(b)	5,919	303,230
OneSpan, Inc.(a)	1,424	20,776
Park City Group, Inc.(a)	887	7,681
Paycom Software, Inc.(a)	2,131	315,899
Pegasystems, Inc.	1,609	90,571
Pluralsight, Inc., Class A(a)	1,107	33,188
Progress Software Corp.	1,919	69,525
Proofpoint, Inc.(a)(b)	2,159	219,937
PTC, Inc.(a)(b)	5,022	425,815
Q2 Holdings, Inc.(a)	1,571	93,365
QAD, Inc., Class A	489	20,616
Qualys, Inc.(a)	1,486	128,584
Rapid7, Inc.(a)	1,573	63,203
RealPage, Inc.(a)	3,037	169,373

Security	Shares	Value

Software (continued)
Rimini Street, Inc.(a)(b)	950	$5,035
RingCentral, Inc., Class A(a)	2,929	270,757
Rosetta Stone, Inc.(a)	968	14,675
SailPoint Technologies Holding, Inc.(a)(b)	3,004	85,764
SecureWorks Corp., Class A(a)	307	7,036
SendGrid, Inc.(a)	1,334	72,143
ShotSpotter, Inc.(a)(b)	377	18,156
SolarWinds Corp.(a)	981	17,217
SPS Commerce, Inc.(a)	720	63,835
SS&C Technologies Holdings, Inc.	8,895	458,004
SVMK, Inc.(a)(b)	458	5,959
Tableau Software, Inc., Class A(a)	3,055	390,551
Telaria, Inc.(a)	2,692	8,587
TeleNav, Inc.(a)	712	3,154
Tenable Holdings, Inc.(a)	611	16,912
Trade Desk, Inc., Class A(a)	1,414	201,750
Tyler Technologies, Inc.(a)	1,649	311,974
Ultimate Software Group, Inc.(a)(b)	1,308	357,176
Upland Software, Inc.(a)	736	22,993
Varonis Systems, Inc.(a)	1,206	71,250
Verint Systems, Inc.(a)	2,747	132,872
Veritone, Inc.(a)	209	1,114
VirnetX Holding Corp.(a)(b)	1,794	9,149
Workiva, Inc.(a)	1,224	51,286
Yext, Inc.(a)	3,732	58,182
Zendesk, Inc.(a)	4,513	304,763
Zix Corp.(a)	2,611	18,590
Zscaler, Inc.(a)(b)	2,560	123,827
Zynga, Inc., Class A(a)	33,723	151,079

		11,429,215

Specialty Retail — 1.8%
Aaron’s, Inc.	2,984	149,379
Abercrombie & Fitch Co., Class A	2,870	62,193
America’s Car-Mart, Inc.(a)(b)	267	18,679
American Eagle Outfitters, Inc.	6,798	143,574
Asbury Automotive Group, Inc.(a)	853	60,264
Ascena Retail Group, Inc.(a)	7,423	18,186
AutoNation, Inc.(a)(b)	2,331	90,326
Barnes & Noble Education, Inc.(a)	2,174	12,435
Barnes & Noble, Inc.	2,875	17,336
Bed Bath & Beyond, Inc.	5,639	85,093
Big 5 Sporting Goods Corp.	454	1,562
BMC Stock Holdings, Inc.(a)	2,867	49,198
Boot Barn Holdings, Inc.(a)	1,202	28,163
Buckle, Inc.	1,235	21,452
Caleres, Inc.	1,773	52,906
Carvana Co.(a)(b)	1,366	50,747
Cato Corp., Class A	1,053	15,637
Chico’s FAS, Inc.	5,383	31,221
Children’s Place, Inc.	683	66,087
Citi Trends, Inc.	631	12,929
Conn’s, Inc.(a)(b)	866	18,134
Container Store Group, Inc.(a)	598	4,282
Dick’s Sporting Goods, Inc.	3,190	112,639
DSW, Inc., Class A	2,892	78,807
Express, Inc.(a)	3,213	17,029
Five Below, Inc.(a)(b)	2,346	290,271
Floor & Decor Holdings, Inc., Class A(a)(b)	2,053	70,397
Foot Locker, Inc.	4,934	275,761
Francesca’s Holdings Corp.(a)(b)	795	702
GameStop Corp., Class A	4,220	47,855
Genesco, Inc.(a)	832	37,590
GNC Holdings, Inc., Class A(a)	4,508	13,749
Group 1 Automotive, Inc.	806	49,190

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
Guess?, Inc.	2,433	$47,468
Haverty Furniture Cos., Inc.	653	13,302
Hibbett Sports, Inc.(a)	936	15,294
Hudson Ltd., Class A(a)	1,700	21,896
J. Jill, Inc.(a)	556	3,308
Kirkland’s, Inc.(a)(b)	938	9,586
Lithia Motors, Inc., Class A	967	86,015
Lumber Liquidators Holdings, Inc.(a)(b)	997	11,984
MarineMax, Inc.(a)	790	14,046
Michaels Cos., Inc.(a)(b)	4,505	62,439
Monro, Inc.	1,353	96,956
National Vision Holdings, Inc.(a)(b)	2,719	86,355
Office Depot, Inc.	23,499	69,322
Party City Holdco, Inc.(a)(b)	2,534	27,975
Penske Automotive Group, Inc.	1,586	74,352
Pier 1 Imports, Inc.(a)	3,153	2,572
Rent-A-Center, Inc.(a)	1,917	33,548
RH(a)	848	115,218
RTW RetailWinds, Inc.(a)(b)	745	2,310
Sally Beauty Holdings, Inc.(a)	5,073	87,357
Shoe Carnival, Inc.	492	18,145
Signet Jewelers Ltd.	2,282	55,590
Sleep Number Corp.(a)	1,459	52,524
Sonic Automotive, Inc., Class A	1,135	17,366
Sportsman’s Warehouse Holdings, Inc.(a)	1,257	6,461
Systemax, Inc.	637	14,868
Tailored Brands, Inc.	2,097	26,485
Tile Shop Holdings, Inc.	1,560	11,840
Tilly’s, Inc., Class A	1,007	12,195
Urban Outfitters, Inc.(a)	3,199	103,328
Williams-Sonoma, Inc.	3,461	188,382
Winmark Corp.	87	13,411
Zumiez, Inc.(a)	888	22,564

		3,428,235

Technology Hardware, Storage & Peripherals — 0.4%
3D Systems Corp.(a)(b)	4,624	59,002
Avid Technology, Inc.(a)	1,084	5,160
Cray, Inc.(a)	1,783	39,119
Diebold Nixdorf, Inc.	2,638	11,212
Eastman Kodak Co.(a)(b)	420	1,222
Electronics for Imaging, Inc.(a)	1,907	50,364
Immersion Corp.(a)	1,063	10,088
NCR Corp.(a)	5,055	135,221
Pure Storage, Inc., Class A(a)	7,003	125,424
Stratasys Ltd.(a)	2,203	56,243
Synaptics, Inc.(a)	1,508	60,018
USA Technologies, Inc.(a)	3,140	18,557
Xerox Corp.	9,032	254,793

		826,423

Textiles, Apparel & Luxury Goods — 1.0%
Capri Holdings Ltd.(a)	6,054	257,174
Carter’s, Inc.	1,945	161,240
Columbia Sportswear Co.	1,304	116,304
Crocs, Inc.(a)(b)	2,875	82,570
Culp, Inc.	407	7,774
Deckers Outdoor Corp.(a)	1,264	162,361
Fossil Group, Inc.(a)	1,935	32,818
G-III Apparel Group Ltd.(a)	1,837	64,056
Hanesbrands, Inc.	15,482	232,075
Movado Group, Inc.	684	21,854
Oxford Industries, Inc.	714	54,678
Ralph Lauren Corp.	2,336	271,303
Rocky Brands, Inc.	253	6,783

Security	Shares	Value

Textiles, Apparel & Luxury Goods (continued)
Skechers U.S.A., Inc., Class A(a)	5,726	$155,575
Steven Madden Ltd.	3,689	120,446
Superior Group of Cos., Inc.	343	6,095
Unifi, Inc.(a)	539	11,529
Vera Bradley, Inc.(a)(b)	851	7,616
Wolverine World Wide, Inc.	3,960	135,868

		1,908,119

Thrifts & Mortgage Finance — 1.3%
Axos Financial, Inc.(a)(b)	2,539	77,084
Banc of California, Inc.	1,963	28,621
BankFinancial Corp.	456	6,840
Beneficial Bancorp, Inc.	3,113	48,532
Berkshire Hills Bancorp, Inc.	1,747	47,606
Bridgewater Bancshares, Inc.(a)	1,023	11,406
Brookline Bancorp, Inc.	3,331	49,532
BSB Bancorp, Inc.(a)	305	9,839
Capitol Federal Financial, Inc.	5,366	69,060
Columbia Financial, Inc.(a)	2,291	33,930
Dime Community Bancshares, Inc.	1,478	29,146
Entegra Financial Corp.(a)	132	3,084
ESSA Bancorp, Inc.	306	4,608
Essent Group Ltd.(a)	4,176	165,996
Federal Agricultural Mortgage Corp., Class C	433	30,635
First Defiance Financial Corp.	954	26,884
Flagstar Bancorp, Inc.(a)	1,254	38,686
Flushing Financial Corp.	1,282	28,435
FS Bancorp, Inc.	127	6,166
Greene County Bancorp, Inc.	204	6,216
Hingham Institution for Savings	65	12,018
Home Bancorp, Inc.	264	9,335
HomeStreet, Inc.(a)	1,067	26,109
Impac Mortgage Holdings, Inc.(a)	218	765
Kearny Financial Corp.	3,760	48,278
Ladder Capital Corp.(b)	3,974	68,790
LendingTree, Inc.(a)	342	101,348
Luther Burbank Corp.	865	8,174
Malvern Bancorp, Inc.(a)	253	5,293
Merchants Bancorp	803	15,715
Meridian Bancorp, Inc.	2,218	35,122
Meta Financial Group, Inc.	1,231	28,990
MGIC Investment Corp.(a)	15,635	195,125
Mr Cooper Group, Inc.(a)	3,413	52,526
New York Community Bancorp, Inc.	20,334	236,281
NMI Holdings, Inc., Class A(a)	2,816	61,952
Northfield Bancorp, Inc.	1,638	23,440
Northwest Bancshares, Inc.	4,034	71,160
OceanFirst Financial Corp.	2,067	49,629
Ocwen Financial Corp.(a)	5,694	9,566
OP Bancorp(a)(b)	801	7,289
Oritani Financial Corp.	1,882	31,731
PCSB Financial Corp.	603	12,247
Ponce de Leon Federal Bank(a)	246	3,181
Provident Bancorp, Inc.(a)	177	4,002
Provident Financial Services, Inc.	2,682	66,272
Prudential Bancorp, Inc.	284	5,180
Radian Group, Inc.	9,150	176,046
Riverview Bancorp, Inc.	700	5,215
SI Financial Group, Inc.	377	4,856
Southern Missouri Bancorp, Inc.	252	8,873
Sterling Bancorp, Inc.	885	7,611
Territorial Bancorp, Inc.	349	9,625
TFS Financial Corp.	2,311	37,692
Timberland Bancorp, Inc.	244	6,861
TrustCo Bank Corp. NY	3,947	30,629

60	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
United Community Financial Corp.	2,302	$21,823
United Financial Bancorp, Inc.	2,248	33,293
Walker & Dunlop, Inc.	1,170	56,242
Washington Federal, Inc.	3,520	102,397
Waterstone Financial, Inc.	1,184	18,589
Western New England Bancorp, Inc.	1,001	9,259
WSFS Financial Corp.	1,314	55,411

		2,496,246

Tobacco — 0.1%
22nd Century Group, Inc.(a)(b)	2,971	6,655
Pyxus International, Inc.(a)(b)	320	5,194
Turning Point Brands, Inc.	437	15,474
Universal Corp.	1,043	60,181
Vector Group Ltd.	4,468	49,148

		136,652

Trading Companies & Distributors — 1.1%
Air Lease Corp.	4,101	155,592
Aircastle Ltd.	2,347	48,912
Applied Industrial Technologies, Inc.	1,633	96,363
Beacon Roofing Supply, Inc.(a)	3,012	109,426
BlueLinx Holdings, Inc.(a)	502	14,633
CAI International, Inc.(a)	804	19,955
DXP Enterprises, Inc.(a)	717	23,596
EVI Industries, Inc.(b)	257	8,969
Foundation Building Materials, Inc.(a)	442	4,040
GATX Corp.	1,581	119,650
General Finance Corp.(a)	688	6,646
GMS, Inc.(a)	1,493	28,263
H&E Equipment Services, Inc.	1,423	38,094
HD Supply Holdings, Inc.(a)	7,987	334,975
Herc Holdings, Inc.(a)	1,028	38,087
Kaman Corp.	1,154	68,225
Lawson Products, Inc.(a)	350	10,360
MRC Global, Inc.(a)	3,600	56,232
MSC Industrial Direct Co., Inc., Class A	1,942	162,138
Nexeo Solutions, Inc.(a)	1,652	15,529
NOW, Inc.(a)	4,593	62,143
Rush Enterprises, Inc., Class A	1,336	51,102
Rush Enterprises, Inc., Class B	112	4,359
SiteOne Landscape Supply, Inc.(a)(b)	1,766	94,128
Textainer Group Holdings Ltd.(a)	971	12,642
Titan Machinery, Inc.(a)	962	18,028
Triton International Ltd.	2,212	79,521
Univar, Inc.(a)	4,884	101,734
Veritiv Corp.(a)	564	19,261
Watsco, Inc.	1,369	201,900
WESCO International, Inc.(a)	1,987	104,119
Willis Lease Finance Corp.(a)	123	4,708

		2,113,330

Transportation Infrastructure — 0.1%
Macquarie Infrastructure Corp.	3,505	151,311
Wesco Aircraft Holdings, Inc.(a)	2,439	21,317

		172,628

Water Utilities — 0.4%
American States Water Co.	1,585	107,336
Aqua America, Inc.	7,611	266,766
AquaVenture Holdings Ltd.(a)(b)	353	7,424
Artesian Resources Corp., Class A	289	10,228
Cadiz, Inc.(a)	775	7,982
California Water Service Group	2,086	103,299
Connecticut Water Service, Inc.	531	36,023
Consolidated Water Co. Ltd.	482	6,290

Security	Shares	Value

Water Utilities (continued)
Evoqua Water Technologies Corp.(a)	3,292	$35,586
Global Water Resources, Inc.	404	3,890
Middlesex Water Co.	704	39,565
Pure Cycle Corp.(a)	622	6,326
SJW Group	746	44,723
York Water Co.	519	17,075

		692,513

Wireless Telecommunication Services — 0.2%
Boingo Wireless, Inc.(a)	1,738	41,921
Gogo, Inc.(a)(b)	3,295	13,608
NII Holdings, Inc.(a)	3,957	19,192
Shenandoah Telecommunications Co.	1,986	94,593
Spok Holdings, Inc.	604	8,359
Telephone & Data Systems, Inc.	4,266	154,515
United States Cellular Corp.(a)	564	32,475

		364,663

Total Common Stocks — 99.6% (Cost — $180,751,302)		192,886,591

Investment Companies — 0.4%

United States — 0.4%
iShares Russell 2000 ETF(f)	2,199	327,783
iShares Russell Mid-Cap ETF(f)	6,192	318,331

Total Investment Companies — 0.4% (Cost — $621,999)		646,114

Total Long-Term Investments — 100.0% (Cost — $181,373,301)		193,532,705

Short-Term Securities — 5.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.65%(d)(e)(f)	10,574,279	10,577,451
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.34%(e)(f)	699,244	699,244

Total Short-Term Securities — 5.8% (Cost — $11,274,368)		11,276,695

Total Investments — 105.8% (Cost — $192,647,669)		204,809,400

Liabilities in Excess of Other Assets — (5.8)%		(11,176,164)

Net Assets — 100.0%		$193,633,236

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund

(f)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased	Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	10,785,089	—	(210,810	)(b)	10,574,279	$10,577,451	$40,689	(c)	$95	$352
BlackRock Cash Funds: Treasury, SL Agency Shares	2,050,697	—	(1,351,453	)(b)	699,244	699,244	22,345		—	—
PennyMac Mortgage Investment Trust	1,345	1,182	—		2,527	51,147	1,907		—	2,151
iShares Russell 2000 ETF	2,292	9,999	(10,092)		2,199	327,783	932		(15,050)	(6,851)
iShares Russell Mid-Cap ETF	1,643	21,132	(16,583)		6,192	318,331	1,498		(3,035)	(46)

						$11,973,956	$67,371		$(17,990)	$(4,394)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	7	03/15/19	$525	$14,204
S&P MidCap 400 E-Mini Index	3	03/15/19	551	11,929

				$26,133

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$26,133	$—	$—	$—	$26,133

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(172,218)	$—	$—	$—	$(172,218)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$30,166	$—	$—	$—	$30,166

62	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Russell Small/Mid-Cap Index Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — Long	$855,975

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$192,884,995	$240	$1,356	$192,886,591
Investment Companies	646,114	—	—	646,114
Short-Term Securities	11,276,695	—	—	11,276,695

	$204,807,804	$240	$1,356	$204,809,400

Derivative Financial Instruments(b)
Assets:
Equity contracts	$26,133	$—	$—	$26,133

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments (unaudited) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Aerospace & Defense — 2.3%
AAR Corp.	1,751	$65,978
Aerojet Rocketdyne Holdings, Inc.(a)	2,271	89,636
Aerovironment, Inc.(a)	679	52,731
Arconic, Inc.	14,219	267,602
Astronics Corp.(a)	802	24,597
Axon Enterprise, Inc.(a)	2,174	110,896
Boeing Co.	17,470	6,736,781
Cubic Corp.	802	51,545
Curtiss-Wright Corp.	1,367	155,182
Ducommun, Inc.(a)	229	9,016
Esterline Technologies Corp.(a)	836	101,741
General Dynamics Corp.	8,549	1,463,332
Harris Corp.	3,972	608,431
HEICO Corp.(b)	1,203	101,653
HEICO Corp., Class A	2,381	166,741
Hexcel Corp.	2,745	185,864
Huntington Ingalls Industries, Inc.	1,373	283,456
KEYW Holding Corp.(a)	934	6,706
Kratos Defense & Security Solutions, Inc.(a)(b)	4,174	64,655
L3 Technologies, Inc.	2,517	495,547
Lockheed Martin Corp.	7,962	2,306,512
Maxar Technologies, Inc.(a)	1,753	9,852
Moog, Inc., Class A	1,056	94,480
National Presto Industries, Inc.	151	18,063
Northrop Grumman Corp.	5,303	1,461,242
Raytheon Co.	9,553	1,573,952
Sparton Corp.(a)	231	4,248
Spirit AeroSystems Holdings, Inc., Class A	3,613	301,324
Teledyne Technologies, Inc.(a)	1,257	281,845
Textron, Inc.	8,229	438,030
TransDigm Group, Inc.(a)	1,577	616,607
Triumph Group, Inc.	1,299	23,187
United Technologies Corp.	26,012	3,071,237
Vectrus, Inc.(a)	359	9,043

		21,251,712

Air Freight & Logistics — 0.6%
Air Transport Services Group, Inc.(a)	1,842	43,748
Atlas Air Worldwide Holdings, Inc.(a)	708	37,680
C.H. Robinson Worldwide, Inc.	4,425	383,957
Echo Global Logistics, Inc.(a)	852	20,244
Expeditors International of Washington, Inc.	5,920	410,256
FedEx Corp.	8,035	1,426,775
Forward Air Corp.	913	53,438
Hub Group, Inc., Class A(a)	1,099	48,917
Park-Ohio Holdings Corp.	132	4,287
Radiant Logistics, Inc.(a)	1,065	5,261
United Parcel Service, Inc., Class B	22,066	2,325,756
XPO Logistics, Inc.(a)(b)	4,216	256,248

		5,016,567

Airlines — 0.4%
Alaska Air Group, Inc.	3,922	250,812
Allegiant Travel Co.	427	55,510
American Airlines Group, Inc.	13,404	479,461
Copa Holdings SA, Class A	938	88,969
Delta Air Lines, Inc.	21,323	1,053,996
Hawaiian Holdings, Inc.	1,545	49,471
JetBlue Airways Corp.(a)	9,951	179,018
SkyWest, Inc.	1,581	80,552
Southwest Airlines Co.	16,977	963,615
Spirit Airlines, Inc.(a)	2,134	125,522
United Continental Holdings, Inc.(a)	7,895	688,997

		4,015,923

Security	Shares	Value

Auto Components — 0.3%
Adient PLC	2,967	$58,569
American Axle & Manufacturing Holdings, Inc.(a)	3,615	53,430
Aptiv PLC	8,714	689,539
BorgWarner, Inc.	6,540	267,486
Cooper Tire & Rubber Co.	1,503	52,906
Cooper-Standard Holdings, Inc.(a)	597	45,647
Dana, Inc.	4,871	85,827
Dorman Products, Inc.(a)	718	61,712
Fox Factory Holding Corp.(a)(b)	973	57,728
Garrett Motion, Inc.(a)	2,289	36,555
Gentex Corp.	9,272	196,381
Gentherm, Inc.(a)	1,168	49,710
Goodyear Tire & Rubber Co.	7,992	169,350
LCI Industries	770	63,479
Lear Corp.	2,108	324,484
Modine Manufacturing Co.(a)	1,640	23,993
Motorcar Parts of America, Inc.(a)(b)	702	14,040
Spartan Motors, Inc.	1,242	10,458
Standard Motor Products, Inc.	624	30,676
Stoneridge, Inc.(a)	828	21,619
Superior Industries International, Inc.	934	4,810
Tenneco, Inc., Class A	1,503	52,124
Tower International, Inc.	586	17,047
Visteon Corp.(a)(b)	904	69,508

		2,457,078

Automobiles — 0.5%
Ford Motor Co.	130,069	1,144,607
General Motors Co.	43,234	1,686,991
Harley-Davidson, Inc.	5,567	205,199
Tesla, Inc.(a)(b)	4,438	1,362,555
Thor Industries, Inc.	1,581	102,955
Winnebago Industries, Inc.	953	27,256

		4,529,563

Banks — 5.8%
1st Source Corp.	411	18,659
Access National Corp.	555	13,104
ACNB Corp.	387	14,087
Allegiance Bancshares, Inc.(a)	408	14,655
American National Bankshares, Inc.	234	7,647
Ameris Bancorp	1,247	47,324
Ames National Corp.	233	5,858
Arrow Financial Corp.	455	14,492
Associated Banc-Corp	5,634	121,976
Atlantic Capital Bancshares, Inc.(a)	685	12,385
BancFirst Corp.	744	39,938
Banco Latinoamericano de Comercio Exterior SA	516	9,690
Bancorp, Inc.(a)	1,904	16,146
BancorpSouth Bank	3,011	87,861
Bank of America Corp.	298,593	8,500,943
Bank of Hawaii Corp.	2,020	156,207
Bank of Marin Bancorp	316	13,253
Bank of NT Butterfield & Son Ltd.	1,459	51,138
Bank OZK	3,713	112,652
BankUnited, Inc.	3,264	110,356
Bankwell Financial Group, Inc.	364	10,520
Banner Corp.	921	50,231
Bar Harbor Bankshares	399	9,548
Baycom Corp.(a)	382	8,251
BB&T Corp.	24,574	1,199,211
Blue Hills Bancorp, Inc.	840	19,858
BOK Financial Corp.	1,547	128,571
Boston Private Financial Holdings, Inc.	3,138	36,401
Bridge Bancorp, Inc.	369	11,361

64	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Bryn Mawr Bank Corp.	476	$17,607
Business First Bancshares, Inc.	348	8,028
Byline Bancorp, Inc.(a)	413	7,802
C&F Financial Corp.	148	7,397
Cadence BanCorp	5,596	104,925
Cambridge Bancorp	101	7,686
Camden National Corp.	528	21,395
Capital City Bank Group, Inc.	363	8,712
Carolina Financial Corp.	506	17,518
Cathay General Bancorp	2,427	90,090
CBTX, Inc.	506	16,318
CenterState Bank Corp.	3,082	76,434
Central Pacific Financial Corp.	427	12,225
Century Bancorp, Inc., Class A	341	26,472
Chemical Financial Corp.	2,287	101,680
CIT Group, Inc.	3,563	164,575
Citigroup, Inc.	79,776	5,142,361
Citizens & Northern Corp.	381	9,552
Citizens Financial Group, Inc.	16,284	552,353
City Holding Co.	442	31,683
CNB Financial Corp.	283	7,151
Codorus Valley Bancorp, Inc.	324	7,160
Columbia Banking System, Inc.	2,220	81,585
Comerica, Inc.	5,230	411,810
Commerce Bancshares, Inc.	3,092	184,902
Community Bank System, Inc.	1,677	100,536
Community Trust Bancorp, Inc.	487	19,777
ConnectOne Bancorp, Inc.	960	19,200
Cullen/Frost Bankers, Inc.	1,749	170,143
Customers Bancorp, Inc.(a)	1,068	21,008
CVB Financial Corp.	3,868	84,748
Eagle Bancorp, Inc.(a)	1,077	59,106
East West Bancorp, Inc.	5,416	272,533
Enterprise Bancorp, Inc.	214	6,923
Enterprise Financial Services Corp.	716	31,597
Equity Bancshares, Inc., Class A(a)	361	11,462
Farmers & Merchants Bancorp, Inc./Archbold	246	7,756
Farmers National Banc Corp.	551	7,146
FB Financial Corp.	520	17,202
Fidelity Southern Corp.	744	22,662
Fifth Third Bancorp	22,072	591,971
Financial Institutions, Inc.	439	11,774
First Bancorp, Inc.	314	8,123
First BanCorp, Puerto Rico	7,080	75,402
First Bancorp/Southern Pines NC	897	32,983
First Bancshares, Inc.	292	9,464
First Busey Corp.	1,178	29,167
First Business Financial Services, Inc.	443	9,144
First Choice Bancorp	314	6,786
First Citizens BancShares, Inc., Class A	245	99,845
First Commonwealth Financial Corp.	3,047	41,439
First Community Bancshares, Inc.	576	19,757
First Financial Bancorp	2,911	76,647
First Financial Bankshares, Inc.	1,943	118,717
First Financial Corp.	269	11,155
First Foundation, Inc.(a)	1,126	16,361
First Hawaiian, Inc.	2,908	74,823
First Horizon National Corp.	9,770	143,424
First Internet Bancorp	258	5,160
First Interstate Bancsystem, Inc., Class A	960	37,363
First Merchants Corp.	1,856	67,985
First Mid-Illinois Bancshares, Inc.	285	9,285
First Midwest Bancorp, Inc.	3,356	73,899
First of Long Island Corp.	640	13,261

Security	Shares	Value

Banks (continued)
First Republic Bank	5,471	$528,663
FNB Corp.	9,578	111,584
Franklin Financial Network, Inc.(a)(b)	413	13,162
Fulton Financial Corp.	6,228	99,959
German American Bancorp, Inc.	625	18,281
Glacier Bancorp, Inc.	2,627	110,807
Great Southern Bancorp, Inc.	266	14,188
Great Western Bancorp, Inc.	1,880	66,345
Guaranty Bancshares, Inc.	270	8,100
Hancock Whitney Corp.	2,680	110,094
Hanmi Financial Corp.	930	20,395
Heartland Financial USA, Inc.	1,223	55,475
Heritage Commerce Corp.	1,357	18,007
Heritage Financial Corp.	1,053	32,622
Home BancShares, Inc.	4,759	87,137
HomeTrust Bancshares, Inc.	642	17,334
Hope Bancorp, Inc.	3,638	52,060
Horizon Bancorp	897	14,478
Howard Bancorp, Inc.(a)	467	5,992
Huntington Bancshares, Inc.	37,815	500,671
Iberiabank Corp.	1,754	129,603
Independent Bank Corp.	1,733	86,113
Independent Bank Group, Inc.	1,357	71,595
International Bancshares Corp.	1,955	69,344
Investors Bancorp, Inc.	7,684	93,284
JPMorgan Chase & Co.	107,913	11,168,995
KeyCorp	34,595	569,780
Lakeland Bancorp, Inc.	1,021	15,979
Lakeland Financial Corp.	1,121	50,479
LCNB Corp.	345	5,692
LegacyTexas Financial Group, Inc.	1,518	60,477
Live Oak Bancshares, Inc.	747	10,383
M&T Bank Corp.	4,645	764,288
Macatawa Bank Corp.	816	7,964
MB Financial, Inc.	2,607	115,699
MBT Financial Corp.	784	7,848
Mercantile Bank Corp.	497	16,500
Metropolitan Bank Holding Corp.(a)	180	6,300
Midland States Bancorp, Inc.	963	23,218
MidWestOne Financial Group, Inc.	266	7,371
MutualFirst Financial, Inc.	253	7,337
National Bank Holdings Corp., Class A	890	28,444
National Bankshares, Inc.	185	6,425
National Commerce Corp.(a)	388	15,797
NBT Bancorp, Inc.	1,281	45,629
Nicolet Bankshares, Inc.(a)	324	17,720
Northrim BanCorp, Inc.	226	7,487
OFG Bancorp	1,049	20,330
Ohio Valley Banc Corp.	173	6,207
Old Line Bancshares, Inc.	322	8,697
Old National Bancorp	5,785	93,370
Old Second Bancorp, Inc.	606	8,502
Opus Bank	633	13,230
Origin Bancorp, Inc.(b)	454	15,468
Orrstown Financial Services, Inc.	348	6,553
Pacific Premier Bancorp, Inc.(a)	1,486	44,208
PacWest Bancorp	3,977	153,472
Park National Corp.	400	37,608
Peapack Gladstone Financial Corp.	523	13,959
Penns Woods Bancorp, Inc.	162	5,723
People’s United Financial, Inc.	14,601	239,164
People’s Utah Bancorp	363	10,672
Peoples Bancorp, Inc.	664	21,248
Peoples Financial Services Corp.	169	6,970

SCHEDULES OF INVESTMENTS	65

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Banks (continued)
Pinnacle Financial Partners, Inc.	2,367	$127,274
PNC Financial Services Group, Inc.	15,163	1,860,045
Popular, Inc.	3,207	175,134
Preferred Bank	405	18,857
Premier Financial Bancorp, Inc.	500	7,135
Prosperity Bancshares, Inc.	2,016	143,418
QCR Holdings, Inc.	413	14,149
RBB Bancorp	350	6,527
Regions Financial Corp.	33,459	507,573
Reliant Bancorp Inc.	315	6,772
Renasant Corp.	1,899	67,452
Republic Bancorp, Inc., Class A	204	8,505
Republic First Bancorp, Inc.(a)	1,213	7,157
S&T Bancorp, Inc.	1,347	51,752
Sandy Spring Bancorp, Inc.	1,225	39,947
Seacoast Banking Corp. of Florida(a)	1,610	44,307
ServisFirst Bancshares, Inc.	1,364	46,035
Sierra Bancorp	304	8,086
Signature Bank	1,902	242,144
Simmons First National Corp., Class A	3,143	77,758
SmartFinancial, Inc.(a)	348	6,716
South State Corp.	1,165	77,298
Southern First Bancshares, Inc.(a)	722	25,985
Southern National Bancorp of Virginia, Inc.	518	7,811
Southside Bancshares, Inc.	1,208	39,852
Sterling Bancorp	7,019	135,046
Stock Yards Bancorp, Inc.	496	17,147
Summit Financial Group, Inc.	488	11,483
SunTrust Banks, Inc.	14,815	880,307
SVB Financial Group(a)	1,742	406,548
Synovus Financial Corp.	5,121	181,386
TCF Financial Corp.	4,947	109,626
Texas Capital Bancshares, Inc.(a)	2,203	128,369
Tompkins Financial Corp.	571	41,991
TowneBank	2,464	63,965
Trico Bancshares	2,610	98,449
TriState Capital Holdings, Inc.(a)	771	15,698
Triumph Bancorp, Inc.(a)	785	23,911
Trustmark Corp.	1,885	59,434
U.S. Bancorp	49,793	2,547,410
UMB Financial Corp.	1,496	96,283
Umpqua Holdings Corp.	6,707	118,580
Union Bankshares Corp.	2,053	64,793
Union Bankshares, Inc.	330	15,724
United Bankshares, Inc.	3,132	110,779
United Community Banks, Inc.	2,390	61,471
Univest Corp. of Pennsylvania	855	20,084
Valley National Bancorp	9,522	96,267
Veritex Holdings, Inc.(a)	1,506	39,849
Washington Trust Bancorp, Inc.	445	23,158
Webster Financial Corp.	2,964	159,700
Wells Fargo & Co.	138,531	6,775,551
WesBanco, Inc.	1,608	65,301
West BanCorp., Inc.	346	7,453
Westamerica BanCorp	798	50,003
Western Alliance Bancorp(a)	3,106	137,534
Wintrust Financial Corp.	1,719	122,290
Zions Bancorporation	5,982	284,683

		52,983,926

Beverages — 1.5%
Boston Beer Co., Inc., Class A(a)(b)	264	65,778
Brown-Forman Corp., Class A	1,484	69,793
Brown-Forman Corp., Class B	9,255	437,299
Coca-Cola Co.	124,838	6,008,453

Security	Shares	Value

Beverages (continued)
Coca-Cola Consolidated, Inc.	158	$34,096
Constellation Brands, Inc., Class A	5,140	892,612
Craft Brew Alliance, Inc.(a)	284	4,675
Keurig Dr Pepper, Inc.	5,606	152,595
MGP Ingredients, Inc.(b)	444	31,875
Molson Coors Brewing Co., Class B	5,675	378,012
Monster Beverage Corp.(a)	12,890	737,824
National Beverage Corp.	405	33,955
PepsiCo, Inc.	46,203	5,205,692
Primo Water Corp.(a)	879	11,453

		14,064,112

Biotechnology — 2.9%
AbbVie, Inc.	49,627	3,984,552
Abeona Therapeutics, Inc.(a)	977	6,634
ACADIA Pharmaceuticals, Inc.(a)	3,360	76,541
Acceleron Pharma, Inc.(a)	1,144	48,506
Achillion Pharmaceuticals, Inc.(a)	5,552	12,159
Acorda Therapeutics, Inc.(a)(b)	1,264	21,020
Adamas Pharmaceuticals, Inc.(a)	698	6,282
Aduro Biotech, Inc.(a)	2,001	5,963
Adverum Biotechnologies, Inc.(a)	1,683	5,352
Aeglea BioTherapeutics, Inc.(a)	830	7,586
Agenus, Inc.(a)	860	2,898
AgeX Therapeutics, Inc.(a)	130	503
Agios Pharmaceuticals, Inc.(a)(b)	1,622	86,939
Aimmune Therapeutics, Inc.(a)	1,372	32,269
Akebia Therapeutics, Inc.(a)	3,033	16,712
Albireo Pharma, Inc.(a)	285	7,410
Alder Biopharmaceuticals, Inc.(a)(b)	1,900	26,752
Aldeyra Therapeutics, Inc.(a)	3,085	27,179
Alexion Pharmaceuticals, Inc.(a)	7,065	868,712
Alkermes PLC(a)	4,906	161,260
Allakos, Inc.(a)	491	19,615
Allogene Therapeutics, Inc.(a)(b)	1,153	34,970
Alnylam Pharmaceuticals, Inc.(a)	2,978	248,752
AMAG Pharmaceuticals, Inc.(a)	1,090	17,843
Amgen, Inc.	21,013	3,931,742
Amicus Therapeutics, Inc.(a)	5,984	72,047
AnaptysBio, Inc.(a)	586	38,864
Apellis Pharmaceuticals, Inc.(a)	1,135	15,890
Arbutus Biopharma Corp.(a)(b)	1,316	4,856
Arcus Biosciences, Inc.(a)	2,891	29,401
Ardelyx, Inc.(a)	547	1,149
Arena Pharmaceuticals, Inc.(a)	1,623	74,609
ArQule, Inc.(a)	2,657	9,831
Array BioPharma, Inc.(a)	6,184	115,455
Arrowhead Pharmaceuticals, Inc.(a)(b)	2,711	38,279
Atara Biotherapeutics, Inc.(a)	1,189	45,182
Athenex, Inc.(a)(b)	1,333	15,663
Athersys, Inc.(a)	1,234	1,962
Audentes Therapeutics, Inc.(a)	1,027	25,470
AVEO Pharmaceuticals, Inc.(a)	3,922	2,743
Avid Bioservices, Inc.(a)	2,581	9,937
Bellicum Pharmaceuticals, Inc.(a)(b)	1,287	4,247
BioCryst Pharmaceuticals, Inc.(a)(b)	3,599	31,239
Biogen, Inc.(a)	6,596	2,201,613
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	879	33,481
BioMarin Pharmaceutical, Inc.(a)	6,041	593,045
Biospecifics Technologies Corp.(a)	73	4,744
BioTime, Inc.(a)	1,303	1,837
Bluebird Bio, Inc.(a)	1,882	251,115
Blueprint Medicines Corp.(a)	1,290	92,996
Calithera Biosciences, Inc.(a)	1,548	6,904
Cara Therapeutics, Inc.(a)	1,002	15,281

66	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
CareDx, Inc.(a)	995	$27,890
CASI Pharmaceuticals, Inc.(a)	1,541	5,332
Catalyst Pharmaceuticals, Inc.(a)	2,952	7,439
Celgene Corp.(a)	23,157	2,048,468
Cellular Biomedicine Group, Inc.(a)	498	8,849
ChemoCentryx, Inc.(a)	482	5,900
Chimerix, Inc.(a)	931	2,169
Clovis Oncology, Inc.(a)(b)	1,403	35,580
Cohbar, Inc.(a)(b)	903	2,962
Coherus Biosciences, Inc.(a)(b)	1,471	19,800
Concert Pharmaceuticals, Inc.(a)	677	9,580
Corbus Pharmaceuticals Holdings, Inc.(a)	1,513	11,438
Corvus Pharmaceuticals, Inc.(a)(b)	695	2,773
CTI BioPharma Corp.(a)	1,754	2,087
Cue Biopharma, Inc.(a)(b)	690	3,526
Cytokinetics, Inc.(a)	1,286	9,041
CytomX Therapeutics, Inc.(a)	1,362	23,127
Deciphera Pharmaceuticals, Inc.(a)	241	6,476
Denali Therapeutics, Inc.(a)(b)	2,476	47,193
Dicerna Pharmaceuticals, Inc.(a)	1,378	14,207
Dynavax Technologies Corp.(a)	2,200	24,244
Eagle Pharmaceuticals, Inc.(a)	326	13,777
Editas Medicine, Inc.(a)	1,393	30,270
Emergent Biosolutions, Inc.(a)	1,358	84,726
Enanta Pharmaceuticals, Inc.(a)	525	41,701
Epizyme, Inc.(a)	1,782	18,212
Esperion Therapeutics, Inc.(a)(b)	801	37,206
Exact Sciences Corp.(a)	3,737	336,629
Exelixis, Inc.(a)	10,243	241,428
Fate Therapeutics, Inc.(a)	1,675	25,359
FibroGen, Inc.(a)	2,357	133,760
Five Prime Therapeutics, Inc.(a)	1,283	14,434
Flexion Therapeutics, Inc.(a)(b)	1,134	16,658
G1 Therapeutics, Inc.(a)(b)	662	14,160
Genomic Health, Inc.(a)	636	48,215
Geron Corp.(a)	4,974	5,720
Gilead Sciences, Inc.	42,289	2,960,653
Global Blood Therapeutics, Inc.(a)	1,571	75,267
GlycoMimetics, Inc.(a)(b)	1,052	11,782
Halozyme Therapeutics, Inc.(a)	4,046	65,464
Heron Therapeutics, Inc.(a)	1,968	52,939
Homology Medicines, Inc.(a)(b)	471	9,547
Idera Pharmaceuticals, Inc.(a)(b)	288	729
ImmunoGen, Inc.(a)	3,602	18,910
Immunomedics, Inc.(a)(b)	4,123	60,979
Incyte Corp.(a)	5,944	479,027
Innoviva, Inc.(a)	2,582	44,152
Inovio Pharmaceuticals, Inc.(a)(b)	2,914	14,599
Insmed, Inc.(a)	2,474	60,143
Insys Therapeutics, Inc.(a)	259	896
Intellia Therapeutics, Inc.(a)(b)	1,077	15,229
Intercept Pharmaceuticals, Inc.(a)(b)	690	83,269
Intrexon Corp.(a)	2,222	17,021
Invitae Corp.(a)	1,966	27,681
Ionis Pharmaceuticals, Inc.(a)	3,922	227,476
Iovance Biotherapeutics, Inc.(a)(b)	2,689	24,604
Ironwood Pharmaceuticals, Inc.(a)	4,377	59,790
Kadmon Holdings, Inc.(a)	2,523	6,080
Karyopharm Therapeutics, Inc.(a)(b)	1,533	12,985
Kindred Biosciences, Inc.(a)	898	8,845
Kura Oncology, Inc.(a)	769	12,227
La Jolla Pharmaceutical Co.(a)	594	3,588
Lexicon Pharmaceuticals, Inc.(a)	1,529	7,232
Ligand Pharmaceuticals, Inc.(a)(b)	661	78,064

Security	Shares	Value

Biotechnology (continued)
Loxo Oncology, Inc.(a)	943	$221,228
MacroGenics, Inc.(a)	1,137	13,337
Madrigal Pharmaceuticals, Inc.(a)(b)	420	48,619
MannKind Corp.(a)	4,559	5,744
MediciNova, Inc.(a)	1,426	12,948
Mersana Therapeutics, Inc.(a)	488	2,235
Minerva Neurosciences, Inc.(a)	1,232	8,107
Miragen Therapeutics, Inc.(a)	1,224	3,501
Mirati Therapeutics, Inc.(a)	988	65,287
Momenta Pharmaceuticals, Inc.(a)	2,493	29,567
Myriad Genetics, Inc.(a)	2,056	57,959
Natera, Inc.(a)	889	12,082
Neurocrine Biosciences, Inc.(a)	3,064	270,306
NewLink Genetics Corp.(a)(b)	181	270
Novavax, Inc.(a)	11,973	28,017
OPKO Health, Inc.(a)(b)	11,525	42,412
Organovo Holdings, Inc.(a)	1,130	1,141
Palatin Technologies, Inc.(a)	9,667	6,687
PDL BioPharma, Inc.(a)	4,251	13,518
Pieris Pharmaceuticals, Inc.(a)	1,775	5,094
PolarityTE, Inc.(a)(b)	282	4,997
Portola Pharmaceuticals, Inc.(a)	2,139	57,967
Progenics Pharmaceuticals, Inc.(a)	2,297	10,176
Prothena Corp. PLC(a)	1,072	12,596
PTC Therapeutics, Inc.(a)	1,326	41,278
Puma Biotechnology, Inc.(a)	955	26,625
Radius Health, Inc.(a)	1,241	22,673
Regeneron Pharmaceuticals, Inc.(a)	2,579	1,107,087
REGENXBIO, Inc.(a)	904	39,740
Repligen Corp.(a)	1,056	60,203
Retrophin, Inc.(a)	1,474	31,779
Rhythm Pharmaceuticals, Inc.(a)	378	10,055
Rigel Pharmaceuticals, Inc.(a)	5,790	12,506
Rocket Pharmaceuticals, Inc.(a)(b)	649	9,333
Sage Therapeutics, Inc.(a)(b)	1,435	204,617
Sangamo Therapeutics, Inc.(a)(b)	3,380	39,512
Sarepta Therapeutics, Inc.(a)	2,222	310,436
Savara, Inc.(a)	756	5,738
Seattle Genetics, Inc.(a)(b)	3,361	256,881
Selecta Biosciences, Inc.(a)(b)	698	1,096
Seres Therapeutics, Inc.(a)	199	1,226
Solid Biosciences, Inc.(a)	285	7,173
Sorrento Therapeutics, Inc.(a)(b)	2,683	5,527
Spark Therapeutics, Inc.(a)(b)	947	45,286
Spectrum Pharmaceuticals, Inc.(a)	3,102	34,742
Stemline Therapeutics, Inc.(a)	875	9,678
Synergy Pharmaceuticals, Inc.(a)	9,204	2,949
Syros Pharmaceuticals, Inc.(a)	750	4,493
T2 Biosystems, Inc.(a)	1,008	3,528
Tetraphase Pharmaceuticals, Inc.(a)	851	1,047
TG Therapeutics, Inc.(a)	1,735	7,114
Tyme Technologies, Inc.(a)(b)	7,772	20,907
Ultragenyx Pharmaceutical, Inc.(a)	1,478	72,895
United Therapeutics Corp.(a)	1,362	157,079
UNITY Biotechnology, Inc.(a)(b)	1,493	17,080
Vanda Pharmaceuticals, Inc.(a)	1,628	44,168
Verastem, Inc.(a)(b)	1,646	5,399
Vericel Corp.(a)	1,160	19,952
Vertex Pharmaceuticals, Inc.(a)	8,514	1,625,408
Viking Therapeutics, Inc.(a)(b)	1,350	11,016
Vital Therapies, Inc.(a)	1,562	344
Voyager Therapeutics, Inc.(a)	667	6,997
Xencor, Inc.(a)	1,364	49,240
Zafgen, Inc.(a)	1,209	5,368

SCHEDULES OF INVESTMENTS	67

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
ZIOPHARM Oncology, Inc.(a)(b)	4,642	$10,398

		26,497,873

Building Products — 0.4%
AAON, Inc.	1,312	48,465
Advanced Drainage Systems, Inc.	1,310	33,405
Allegion PLC	3,071	263,676
Ameresco, Inc., Class A(a)	824	12,302
American Woodmark Corp.(a)	472	33,016
AO Smith Corp.	4,400	210,584
Apogee Enterprises, Inc.	840	28,619
Armstrong Flooring, Inc.(a)	377	5,097
Armstrong World Industries, Inc.	1,474	100,291
Builders FirstSource, Inc.(a)	3,596	47,539
Caesarstone Ltd.	516	7,936
Continental Building Products, Inc.(a)	1,338	35,243
CSW Industrials, Inc.(a)	435	22,468
Fortune Brands Home & Security, Inc.	4,929	223,284
Gibraltar Industries, Inc.(a)	1,147	40,891
Griffon Corp.	937	14,908
Insteel Industries, Inc.	524	11,575
JELD-WEN Holding, Inc.(a)	2,185	38,980
Johnson Controls International PLC	29,597	999,491
Lennox International, Inc.	1,168	267,799
Masco Corp.	9,781	317,002
Masonite International Corp.(a)	824	47,133
NCI Building Systems, Inc.(a)	1,292	10,543
Owens Corning	3,465	181,531
Patrick Industries, Inc.(a)	762	30,404
PGT Innovations, Inc.(a)	1,672	27,822
Quanex Building Products Corp.	1,001	15,666
Resideo Technologies, Inc.(a)	3,816	83,685
Simpson Manufacturing Co., Inc.	1,264	77,584
Trex Co., Inc.(a)	1,850	129,056
Universal Forest Products, Inc.	1,917	59,082
USG Corp.	2,612	112,708

		3,537,785

Capital Markets — 2.5%
Affiliated Managers Group, Inc.	1,537	161,308
Ameriprise Financial, Inc.	4,339	549,317
Arlington Asset Investment Corp., Class A	839	7,232
Artisan Partners Asset Management, Inc., Class A	1,678	39,131
Associated Capital Group, Inc., Class A	82	3,476
B. Riley Financial, Inc.	660	10,065
Bank of New York Mellon Corp.	29,555	1,546,318
BGC Partners, Inc., Class A	8,292	51,327
BlackRock, Inc.	3,901	1,619,227
Blucora, Inc.(a)	1,592	46,980
BrightSphere Investment Group PLC	2,537	31,383
Cboe Global Markets, Inc.	3,651	340,529
Charles Schwab Corp.	39,316	1,838,809
CME Group, Inc.	11,424	2,082,367
Cohen & Steers, Inc.	1,906	71,723
Cowen, Inc., Class A(a)(b)	773	12,499
Diamond Hill Investment Group, Inc.	101	15,655
Donnelley Financial Solutions, Inc.(a)	1,284	18,798
E*Trade Financial Corp.	8,534	398,196
Eaton Vance Corp.	3,555	136,939
Evercore, Inc., Class A	1,287	115,122
Federated Investors, Inc., Class B	2,642	69,035
Focus Financial Partners, Inc., Class A(a)	706	19,853
Franklin Resources, Inc.	10,694	316,649
Gain Capital Holdings, Inc.	726	4,697
GAMCO Investors, Inc., Class A	133	2,653

Security	Shares	Value

Capital Markets (continued)
Goldman Sachs Group, Inc.	11,410	$2,259,294
Greenhill & Co., Inc.	768	19,246
Hamilton Lane, Inc., Class A	624	22,632
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	1,888	42,650
HFF, Inc., Class A	1,266	52,438
Houlihan Lokey, Inc.	838	37,073
Intercontinental Exchange, Inc.	18,658	1,432,188
INTL. FCStone, Inc.(a)	561	21,447
Invesco Ltd.	13,784	251,145
Investment Technology Group, Inc.	1,138	34,436
Ladenburg Thalmann Financial Services, Inc.	2,782	8,012
Lazard Ltd., Class A	4,061	161,587
Legg Mason, Inc.	2,665	79,417
LPL Financial Holdings, Inc.	2,926	205,903
Marcus & Millichap, Inc.(a)	477	18,889
Moelis & Co., Class A	1,183	51,756
Moody’s Corp.	5,351	848,187
Morgan Stanley	39,213	1,658,710
MSCI, Inc.	2,850	485,270
Nasdaq, Inc.	3,818	336,137
Northern Trust Corp.	6,655	588,701
Oppenheimer Holdings, Inc., Class A	269	7,244
Piper Jaffray Cos.	472	32,582
PJT Partners, Inc., Class A	631	27,436
Raymond James Financial, Inc.	4,279	344,460
S&P Global, Inc.	8,240	1,579,196
Safeguard Scientifics, Inc.(a)	589	5,590
SEI Investments Co.	4,370	207,750
State Street Corp.	12,136	860,442
Stifel Financial Corp.	2,211	105,841
T. Rowe Price Group, Inc.	8,085	755,624
TD Ameritrade Holding Corp.	9,333	522,181
Virtu Financial, Inc., Class A	1,224	31,273
Virtus Investment Partners, Inc.	267	24,022
Waddell & Reed Financial, Inc., Class A	2,763	47,303
Westwood Holdings Group, Inc.	168	6,152
WisdomTree Investments, Inc.	6,794	45,520

		22,727,022

Chemicals — 2.0%
A. Schulman, Inc.(c)	817	1,560
AdvanSix, Inc.(a)	1,050	33,222
AgroFresh Solutions, Inc.(a)(b)	1,185	4,764
Air Products & Chemicals, Inc.	7,388	1,214,513
Albemarle Corp.	3,505	282,959
American Vanguard Corp.	632	11,073
Ashland Global Holdings, Inc.	1,988	150,889
Axalta Coating Systems Ltd.(a)	6,828	174,933
Balchem Corp.	1,430	118,719
Cabot Corp.	1,967	92,233
Celanese Corp.	4,303	412,055
CF Industries Holdings, Inc.	7,574	330,605
Chase Corp.	210	21,172
Chemours Co.	5,614	200,701
Codexis, Inc.(a)(b)	1,582	29,773
DowDuPont, Inc.	75,369	4,055,606
Eastman Chemical Co.	4,509	363,516
Ecolab, Inc.	8,254	1,305,535
Element Solutions, Inc.(a)	6,523	73,319
Ferro Corp.(a)	2,525	42,092
Flotek Industries, Inc.(a)	1,115	2,854
FMC Corp.	4,395	350,721
FutureFuel Corp.	633	11,590
GCP Applied Technologies, Inc.(a)	2,242	56,498
Hawkins, Inc.	210	8,713

68	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Chemicals (continued)
HB Fuller Co.	1,761	$86,976
Huntsman Corp.	6,768	148,693
Ingevity Corp.(a)	1,315	123,702
Innophos Holdings, Inc.	560	16,744
Innospec, Inc.	733	51,508
International Flavors & Fragrances, Inc.	3,243	459,793
Intrepid Potash, Inc.(a)	2,818	8,764
Koppers Holdings, Inc.(a)	682	15,543
Kraton Corp.(a)	1,033	29,131
Kronos Worldwide, Inc.	777	10,233
Landec Corp.(a)	899	11,408
Linde PLC	17,701	2,885,440
LSB Industries, Inc.(a)(b)	74	551
LyondellBasell Industries NV, Class A	10,486	911,967
Minerals Technologies, Inc.	1,323	77,488
Mosaic Co.	11,506	371,414
NewMarket Corp.	248	99,470
Olin Corp.	5,829	137,623
OMNOVA Solutions, Inc.(a)	1,355	12,073
PolyOne Corp.	2,494	80,731
PPG Industries, Inc.	8,010	844,574
PQ Group Holdings, Inc.(a)	1,043	15,697
Quaker Chemical Corp.	410	83,829
Rayonier Advanced Materials, Inc.	1,732	25,079
RPM International, Inc.	4,366	249,561
Scotts Miracle-Gro Co., Class A	1,330	98,886
Sensient Technologies Corp.	1,699	106,663
Sherwin-Williams Co.	2,758	1,162,552
Stepan Co.	631	55,484
Trecora Resources(a)	733	6,355
Tredegar Corp.	681	11,107
Trinseo SA	1,710	83,876
Tronox Ltd., Class A	2,912	25,509
Valvoline, Inc.	6,222	137,568
Versum Materials, Inc.	3,472	127,665
Westlake Chemical Corp.	1,168	86,315
WR Grace & Co.	2,122	150,683

		18,160,270

Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	2,792	95,458
ACCO Brands Corp.	3,640	32,141
ADT, Inc.	6,532	47,161
Advanced Disposal Services, Inc.(a)	2,266	57,103
BrightView Holdings, Inc.(a)	1,809	26,791
Brink’s Co.	1,570	116,259
Casella Waste Systems, Inc., Class A(a)	1,235	37,198
CECO Environmental Corp.(a)	925	6,364
Cimpress NV(a)(b)	694	57,720
Cintas Corp.	2,864	537,029
Clean Harbors, Inc.(a)	1,924	113,920
Copart, Inc.(a)	6,538	331,019
Covanta Holding Corp.	3,766	60,633
Deluxe Corp.	1,445	67,872
Encore Capital Group, Inc.(a)	852	25,168
Ennis, Inc.	495	9,821
Essendant, Inc.	2,041	26,125
Healthcare Services Group, Inc.	2,219	96,793
Heritage-Crystal Clean, Inc.(a)	397	10,163
Herman Miller, Inc.	2,044	69,966
HNI Corp.	1,510	58,694
InnerWorkings, Inc.(a)	577	2,648
Interface, Inc.	1,828	29,997
KAR Auction Services, Inc.	4,152	215,946
Kimball International, Inc., Class B	1,050	14,837

Security	Shares	Value

Commercial Services & Supplies (continued)
Knoll, Inc.	1,883	$37,961
LSC Communications, Inc.	865	6,859
McGrath RentCorp	765	38,556
Mobile Mini, Inc.	1,436	54,266
MSA Safety, Inc.	1,077	107,894
Multi-Color Corp.	417	19,411
Pitney Bowes, Inc.	6,230	44,918
Quad/Graphics, Inc.	1,100	14,861
Republic Services, Inc.	7,337	562,821
Rollins, Inc.	4,495	167,394
RR Donnelley & Sons Co.	2,845	14,510
Steelcase, Inc., Class A	2,295	37,868
Stericycle, Inc.(a)	2,581	113,770
Sykes Enterprises, Inc.(a)	1,447	39,894
Team, Inc.(a)	945	13,551
Tetra Tech, Inc.	2,054	113,360
U.S. Ecology, Inc.	694	44,187
UniFirst Corp.	464	64,232
Viad Corp.	784	41,317
VSE Corp.	300	9,789
Waste Management, Inc.	13,911	1,330,865

		5,025,110

Communications Equipment — 1.2%
ADTRAN, Inc.	1,464	21,345
Applied Optoelectronics, Inc.(a)	492	8,551
Arista Networks, Inc.(a)	1,885	404,860
ARRIS International PLC(a)	5,782	181,497
Bel Fuse, Inc., Class B	206	4,755
CalAmp Corp.(a)	1,415	20,390
Calix, Inc.(a)	1,374	14,949
Casa Systems, Inc.(a)	501	5,832
Ciena Corp.(a)	4,423	168,472
Cisco Systems, Inc.	148,615	7,028,003
Clearfield, Inc.(a)	214	2,519
CommScope Holding Co., Inc.(a)	6,038	126,255
Comtech Telecommunications Corp.	769	19,202
Digi International, Inc.(a)	916	10,864
EchoStar Corp., Class A(a)	1,630	66,797
Extreme Networks, Inc.(a)	3,777	28,554
F5 Networks, Inc.(a)	2,006	322,866
Finisar Corp.(a)	3,653	83,215
Harmonic, Inc.(a)	2,232	11,807
Infinera Corp.(a)	4,951	21,784
InterDigital, Inc.	1,091	79,436
Juniper Networks, Inc.	11,071	287,182
KVH Industries, Inc.(a)	368	4,114
Loral Space & Communications, Inc.(a)	436	15,744
Lumentum Holdings, Inc.(a)	2,259	110,488
Motorola Solutions, Inc.	5,315	621,377
NETGEAR, Inc.(a)	984	38,976
Palo Alto Networks, Inc.(a)	3,032	651,334
Plantronics, Inc.	1,047	40,613
Quantenna Communications, Inc.(a)	1,082	16,165
Ribbon Communications, Inc.(a)	1,319	7,360
Ubiquiti Networks, Inc.(b)	437	47,288
ViaSat, Inc.(a)(b)	1,681	105,382
Viavi Solutions, Inc.(a)	7,781	86,525

		10,664,501

Construction & Engineering — 0.2%
AECOM(a)	4,950	151,519
Aegion Corp.(a)	966	17,533
Arcosa, Inc.	1,533	45,116
Argan, Inc.	484	20,434

SCHEDULES OF INVESTMENTS	69

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Construction & Engineering (continued)
Comfort Systems USA, Inc.	1,276	$61,210
Dycom Industries, Inc.(a)	920	53,406
EMCOR Group, Inc.	1,824	118,979
Fluor Corp.	4,956	181,241
Granite Construction, Inc.	1,426	61,632
Great Lakes Dredge & Dock Corp.(a)(b)	1,265	8,944
HC2 Holdings, Inc.(a)	1,528	5,210
IES Holdings, Inc.(a)	192	3,214
Jacobs Engineering Group, Inc.	4,189	271,447
KBR, Inc.	4,311	74,149
MasTec, Inc.(a)	2,050	90,979
MYR Group, Inc.(a)	480	14,626
NV5 Global, Inc.(a)	247	17,480
Orion Group Holdings, Inc.(a)	507	2,140
Primoris Services Corp.	1,242	24,778
Quanta Services, Inc.	4,706	166,310
Sterling Construction Co., Inc.(a)	736	9,745
Tutor Perini Corp.(a)	1,212	20,859
Willscot Corp.(a)	1,032	10,578

		1,431,529

Construction Materials — 0.1%
Eagle Materials, Inc.	1,497	106,287
Forterra, Inc.(a)(b)	880	4,514
Martin Marietta Materials, Inc.	2,029	358,484
Summit Materials, Inc., Class A(a)	3,491	53,273
US Concrete, Inc.(a)(b)	548	19,509
Vulcan Materials Co.	4,243	431,301

		973,368

Consumer Discretionary — 0.0%
Acushnet Holdings Corp.	1,308	30,071
American Outdoor Brands Corp.(a)	1,541	18,600
At Home Group, Inc.(a)	2,006	44,212
Camping World Holdings, Inc., Class A	1,130	16,023
SP Plus Corp.(a)	647	21,416

		130,322

Consumer Finance — 0.7%
Ally Financial, Inc.	13,713	357,361
American Express Co.	23,203	2,382,948
Capital One Financial Corp.	15,645	1,260,831
Credit Acceptance Corp.(a)	345	137,317
Curo Group Holdings Corp.(a)	395	4,937
Discover Financial Services	10,753	725,720
Enova International, Inc.(a)	960	22,128
Ezcorp, Inc., Class A(a)	1,575	14,679
Green Dot Corp., Class A(a)	1,462	108,217
LendingClub Corp.(a)	10,546	33,642
Navient Corp.	8,138	92,773
Nelnet, Inc., Class A	589	30,981
OneMain Holdings, Inc.(a)	2,394	71,557
PRA Group, Inc.(a)	1,470	43,380
Regional Management Corp.(a)	217	5,963
Santander Consumer USA Holdings, Inc.	3,774	71,932
SLM Corp.(a)	13,908	148,955
Synchrony Financial	24,699	741,958
World Acceptance Corp.(a)	213	22,086

		6,277,365

Containers & Packaging — 0.4%
AptarGroup, Inc.	1,938	192,095
Ardagh Group SA	925	11,211
Avery Dennison Corp.	2,670	278,881
Ball Corp.	10,754	562,219
Bemis Co., Inc.	2,827	138,071

Security	Shares	Value

Containers & Packaging (continued)
Berry Global Group, Inc.(a)	4,032	$198,576
Crown Holdings, Inc.(a)(b)	4,491	229,041
Graphic Packaging Holding Co.	9,416	113,651
Greif, Inc., Class A	1,474	57,486
Greif, Inc., Class B	150	6,773
International Paper Co.	13,759	652,589
Myers Industries, Inc.	958	15,577
Owens-Illinois, Inc.	5,183	104,023
Packaging Corp. of America	2,882	271,830
Sealed Air Corp.	5,124	202,398
Silgan Holdings, Inc.	2,257	62,338
Sonoco Products Co.	3,048	175,504
UFP Technologies, Inc.(a)	191	6,303
Westrock Co.	8,192	333,496

		3,612,062

Distributors — 0.1%
Core-Mark Holding Co., Inc.	1,551	43,242
Genuine Parts Co.	4,682	467,357
LKQ Corp.(a)	10,682	280,082
Pool Corp.	1,214	181,991

		972,672

Diversified Consumer Services — 0.2%
2U, Inc.(a)	1,704	96,872
Adtalem Global Education, Inc.(a)	1,954	95,551
American Public Education, Inc.(a)	510	15,091
Bright Horizons Family Solutions, Inc.(a)	2,031	235,169
Career Education Corp.(a)	2,063	26,633
Carriage Services, Inc.	331	6,438
Chegg, Inc.(a)	3,396	119,607
frontdoor, Inc.(a)	2,095	62,263
Graham Holdings Co., Class B	115	76,475
Grand Canyon Education, Inc.(a)(b)	1,490	138,481
H&R Block, Inc.	6,976	164,564
Hillenbrand, Inc.	2,758	116,939
Houghton Mifflin Harcourt Co.(a)	3,459	36,216
K12, Inc.(a)	1,226	38,631
Laureate Education, Inc., Class A(a)	3,317	53,072
Matthews International Corp., Class A	1,044	46,448
Regis Corp.(a)	1,081	20,161
Service Corp. International	5,793	248,635
ServiceMaster Global Holdings, Inc.(a)	4,191	163,407
Sotheby’s(a)	1,241	50,124
Strategic Education, Inc.	919	100,539
Weight Watchers International, Inc.(a)	1,199	38,368

		1,949,684

Diversified Financial Services — 1.6%
AXA Equitable Holdings, Inc.	6,795	125,979
Berkshire Hathaway, Inc., Class B(a)	63,191	12,988,278
Cannae Holdings, Inc.(a)	2,019	39,048
FactSet Research Systems, Inc.	1,241	271,320
FGL Holdings(a)	4,187	33,119
Interactive Brokers Group, Inc., Class A	2,183	110,023
Jefferies Financial Group, Inc.	8,892	185,043
MarketAxess Holdings, Inc.	1,201	257,939
Marlin Business Services Corp.	218	4,837
Morningstar, Inc.	595	73,869
On Deck Capital, Inc.(a)	1,669	12,551
PICO Holdings, Inc.(a)	421	4,088
Voya Financial, Inc.	5,459	253,461

		14,359,555

Diversified Telecommunication Services — 1.7%
8x8, Inc.(a)	3,052	53,746

70	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Diversified Telecommunication Services (continued)
AT&T, Inc.	237,469	$7,138,318
ATN International, Inc.	370	27,595
CenturyLink, Inc.	31,083	476,192
Cincinnati Bell, Inc.(a)	1,019	8,498
Cogent Communications Holdings, Inc.	1,273	61,677
Consolidated Communications Holdings, Inc.	2,166	23,133
Frontier Communications Corp.(a)	2,893	5,786
Intelsat SA(a)	2,227	54,183
Iridium Communications, Inc.(a)(b)	3,132	60,698
Ooma, Inc.(a)	719	10,864
ORBCOMM, Inc.(a)	2,610	21,245
pdvWireless, Inc.(a)	207	8,350
Verizon Communications, Inc.	135,056	7,436,183
Vonage Holdings Corp.(a)	6,867	62,558
Windstream Holdings, Inc.(a)(b)	1,392	4,190
Zayo Group Holdings, Inc.(a)	7,657	210,185

		15,663,401

Electric Utilities — 1.8%
ALLETE, Inc.	1,629	125,335
Alliant Energy Corp.	8,799	391,291
American Electric Power Co., Inc.	15,992	1,265,287
Avangrid, Inc.	1,707	85,128
Duke Energy Corp.	23,111	2,028,684
Edison International	10,182	580,068
El Paso Electric Co.	1,311	68,854
Entergy Corp.	5,772	514,805
Evergy, Inc.	9,312	533,764
Eversource Energy	10,102	701,180
Exelon Corp.	31,484	1,503,676
FirstEnergy Corp.	16,005	627,396
Hawaiian Electric Industries, Inc.	3,114	115,810
IDACORP, Inc.	1,613	157,267
MGE Energy, Inc.	1,143	73,506
NextEra Energy, Inc.	15,357	2,748,596
OGE Energy Corp.	7,195	294,635
Otter Tail Corp.	1,180	57,171
PG&E Corp.(a)	16,602	215,826
Pinnacle West Capital Corp.	3,916	345,078
PNM Resources, Inc.	2,520	107,327
Portland General Electric Co.	2,840	137,229
PPL Corp.	23,207	726,843
Southern Co.	33,382	1,622,365
Spark Energy, Inc., Class A	516	4,283
Unitil Corp.	397	20,827
Xcel Energy, Inc.	16,468	862,264

		15,914,495

Electrical Equipment — 0.6%
Acuity Brands, Inc.	1,258	152,105
Allied Motion Technologies, Inc.	178	7,504
AMETEK, Inc.	7,436	542,084
Atkore International Group, Inc.(a)	1,193	27,666
AZZ, Inc.	902	40,364
Babcock & Wilcox Enterprises, Inc.(a)(b)	3,169	1,861
Brady Corp., Class A	1,612	72,073
Eaton Corp. PLC	14,698	1,120,722
Emerson Electric Co.	20,918	1,369,501
Encore Wire Corp.	609	32,825
Energous Corp.(a)(b)	545	4,066
EnerSys	1,327	113,140
Enphase Energy, Inc.(a)(b)	2,624	18,972
Franklin Electric Co., Inc.	1,418	67,752
Generac Holdings, Inc.(a)	1,879	99,455
GrafTech International Ltd.	1,091	14,412

Security	Shares	Value

Electrical Equipment (continued)
Hubbell, Inc.	1,706	$186,517
II-VI, Inc.(a)	2,078	78,881
nVent Electric PLC	5,078	127,052
Plug Power, Inc.(a)(b)	6,627	9,079
Powell Industries, Inc.	173	4,828
Preformed Line Products Co.	83	4,607
Regal-Beloit Corp.	1,682	129,110
Rockwell Automation, Inc.	3,888	659,094
Sensata Technologies Holding PLC(a)	5,767	273,932
Sunrun, Inc.(a)	3,002	39,927
Thermon Group Holdings, Inc.(a)	911	21,008
TPI Composites, Inc.(a)	427	12,925
Vicor Corp.(a)	531	20,916

		5,252,378

Electronic Equipment, Instruments & Components — 0.7%
Agilysys, Inc.(a)	582	10,301
Amphenol Corp., Class A	9,511	836,207
Anixter International, Inc.(a)	973	59,071
Arlo Technologies, Inc.(a)	1,948	14,006
Arrow Electronics, Inc.(a)	3,073	233,394
Avnet, Inc.	3,332	137,278
AVX Corp.	1,604	28,471
Badger Meter, Inc.	960	50,678
Belden, Inc.(b)	1,259	67,495
Benchmark Electronics, Inc.	1,484	37,723
CDW Corp.	4,725	393,451
Cognex Corp.	5,518	251,069
Coherent, Inc.(a)	786	92,905
Control4 Corp.(a)	771	15,320
Corning, Inc.	25,642	852,853
CTS Corp.	939	26,639
Daktronics, Inc.	624	4,699
Dolby Laboratories, Inc., Class A	1,925	124,413
Electro Scientific Industries, Inc.(a)	1,219	36,570
Fabrinet(a)	1,162	66,048
FARO Technologies, Inc.(a)	560	23,811
Fitbit, Inc., Series A(a)(b)	6,233	38,458
FLIR Systems, Inc.	4,227	206,616
Insight Enterprises, Inc.(a)	1,092	50,145
IntriCon Corp.(a)	198	5,132
IPG Photonics Corp.(a)(b)	1,117	148,561
Itron, Inc.(a)(b)	986	53,865
Jabil, Inc.	5,548	147,854
KEMET Corp.	1,594	28,246
Keysight Technologies, Inc.(a)	6,174	457,000
Kimball Electronics, Inc.(a)	871	14,084
Knowles Corp.(a)	2,418	37,721
Littelfuse, Inc.	757	133,020
Maxwell Technologies, Inc.(a)	878	2,616
Mercury Systems, Inc.(a)	1,568	91,932
Mesa Laboratories, Inc.(b)	107	24,239
Methode Electronics, Inc.	1,155	29,741
MTS Systems Corp.	526	26,332
National Instruments Corp.	3,481	153,930
nLight, Inc.(a)(b)	1,615	31,573
Novanta, Inc.(a)	992	69,123
OSI Systems, Inc.(a)	535	47,984
PAR Technology Corp.(a)	598	14,908
Park Electrochemical Corp.	658	14,989
PC Connection, Inc.	284	9,409
Plexus Corp.(a)	1,011	56,737
Rogers Corp.(a)	547	69,420
Sanmina Corp.(a)	2,201	68,715
ScanSource, Inc.(a)	754	28,886

SCHEDULES OF INVESTMENTS	71

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Electronic Equipment, Instruments & Components (continued)
SYNNEX Corp.	1,334	$129,078
Tech Data Corp.(a)	1,467	140,289
Trimble, Inc.(a)	8,402	316,419
TTM Technologies, Inc.(a)(b)	3,051	35,026
Universal Display Corp.	1,329	137,990
Vishay Intertechnology, Inc.	5,425	105,788
Vishay Precision Group, Inc.(a)	235	7,856
Zebra Technologies Corp., Class A(a)	1,748	303,453

		6,599,537

Energy Equipment & Services — 0.6%
Apergy Corp.(a)	2,407	80,923
Archrock, Inc.	3,980	37,571
Baker Hughes a GE Co.	16,700	393,619
Basic Energy Services, Inc.(a)	730	3,468
Bristow Group, Inc.(a)	1,211	3,984
C&J Energy Services, Inc.(a)(b)	2,057	33,056
Cactus, Inc., Class A(a)	1,001	32,853
CARBO Ceramics, Inc.(a)	781	3,147
Covia Holdings Corp.(a)(b)	984	4,605
Diamond Offshore Drilling, Inc.(a)(b)	2,137	23,357
Dril-Quip, Inc.(a)(b)	1,277	47,811
Era Group, Inc.(a)	614	5,784
Exterran Corp.(a)	1,098	19,061
Forum Energy Technologies, Inc.(a)(b)	2,686	13,188
Frank’s International NV(a)	2,152	12,245
FTS International, Inc.(a)	684	5,575
Halliburton Co.	29,376	921,231
Helix Energy Solutions Group, Inc.(a)	4,203	28,707
Helmerich & Payne, Inc.	3,840	215,002
ION Geophysical Corp.(a)	404	3,624
Keane Group, Inc.(a)	1,847	18,618
KLX Energy Services Holdings, Inc.(a)(b)	498	12,978
Liberty Oilfield Services, Inc., Class A	1,908	29,021
Mammoth Energy Services, Inc.	259	5,732
Matrix Service Co.(a)	641	13,749
McDermott International, Inc.(a)	5,780	50,980
Nabors Industries Ltd.	10,866	32,163
National Oilwell Varco, Inc.	12,642	372,686
Natural Gas Services Group, Inc.(a)(b)	149	2,460
Newpark Resources, Inc.(a)	2,639	21,930
Nine Energy Service, Inc.(a)	292	7,002
Noble Corp. PLC(a)	6,973	23,011
Oceaneering International, Inc.(a)	3,147	49,376
Oil States International, Inc.(a)	1,913	32,942
Patterson-UTI Energy, Inc.	6,884	83,503
PHI, Inc.(a)(b)	118	387
Pioneer Energy Services Corp.(a)	2,092	3,096
ProPetro Holding Corp.(a)	2,231	36,455
RigNet, Inc.(a)	264	3,527
Rowan Cos. PLC, Class A(a)	4,032	49,150
RPC, Inc.	2,009	21,677
Schlumberger Ltd.	45,345	2,004,703
SEACOR Holdings, Inc.(a)	540	22,351
SEACOR Marine Holdings, Inc.(a)	312	4,134
Select Energy Services, Inc., Class A(a)	1,380	11,730
Solaris Oilfield Infrastructure, Inc., Class A	756	11,370
Superior Energy Services, Inc.(a)	4,664	18,236
TETRA Technologies, Inc.(a)	3,785	8,062
Tidewater, Inc.(a)	752	16,183
Transocean Ltd.(a)	15,846	135,800
Unit Corp.(a)	1,625	25,935
Weatherford International PLC(a)	31,303	20,297

		5,038,055

Security	Shares	Value

Entertainment — 0.8%
Activision Blizzard, Inc.	24,481	$1,156,483
Electronic Arts, Inc.(a)	9,851	908,656
Netflix, Inc.(a)	13,652	4,634,854
Pandora Media, Inc.(a)	7,911	66,294
Take-Two Interactive Software, Inc.(a)	3,662	386,524
Viacom, Inc., Class B	11,695	344,067

		7,496,878

Equity Real Estate Investment Trusts (REITs) — 3.9%
Acadia Realty Trust	2,748	78,950
AG Mortgage Investment Trust, Inc.	900	16,218
Agree Realty Corp.	1,095	72,303
Alexander’s, Inc.	66	21,982
Alexandria Real Estate Equities, Inc.	3,492	459,931
American Assets Trust, Inc.	2,281	97,946
American Campus Communities, Inc.	4,301	197,932
American Homes 4 Rent, Class A	8,024	177,411
American Tower Corp.	14,330	2,476,797
Americold Realty Trust	3,153	92,446
Anworth Mortgage Asset Corp.	2,687	12,011
Apartment Investment & Management Co., Class A	6,241	309,054
Apollo Commercial Real Estate Finance, Inc.	4,854	88,343
Apple Hospitality REIT, Inc.	6,651	109,143
Arbor Realty Trust, Inc.	700	8,372
Ares Commercial Real Estate Corp.	1,122	16,157
Armada Hoffler Properties, Inc.	1,336	20,067
ARMOUR Residential REIT, Inc.	5,180	108,884
Ashford Hospitality Trust, Inc.	2,782	13,771
AvalonBay Communities, Inc.	4,681	903,058
Blackstone Mortgage Trust, Inc., Class A	3,814	131,545
Bluerock Residential Growth REIT, Inc.	999	10,370
Boston Properties, Inc.	5,168	681,504
Brandywine Realty Trust	6,024	90,661
Brixmor Property Group, Inc.	9,591	164,294
Brookfield Property REIT, Inc., Class A	4,515	82,173
Camden Property Trust	3,498	339,131
Capstead Mortgage Corp.	2,469	18,197
Catchmark Timber Trust, Inc., Class A	1,412	12,976
CBL & Associates Properties, Inc.	4,513	11,237
Cedar Realty Trust, Inc.	1,848	6,450
Chatham Lodging Trust	2,016	40,743
Cherry Hill Mortgage Investment Corp.	1,220	22,570
Chesapeake Lodging Trust	1,740	49,555
Chimera Investment Corp.	5,490	104,475
City Office REIT, Inc.	814	9,410
Colony Capital, Inc.	15,687	95,220
Columbia Property Trust, Inc.	3,723	82,167
Community Healthcare Trust, Inc.	647	21,364
CoreCivic, Inc.	3,810	75,705
CorEnergy Infrastructure Trust, Inc.	292	10,456
CorePoint Lodging, Inc.	1,425	17,442
CoreSite Realty Corp.	1,094	108,076
Corporate Office Properties Trust	2,979	73,551
Cousins Properties, Inc.	12,113	107,200
Crown Castle International Corp.	13,598	1,591,782
CubeSmart	5,727	177,251
CyrusOne, Inc.	3,507	190,079
DiamondRock Hospitality Co.	6,044	61,407
Digital Realty Trust, Inc.	6,611	716,236
Douglas Emmett, Inc.	4,871	184,270
Duke Realty Corp.	11,046	322,985
Dynex Capital, Inc.	2,085	12,552
Easterly Government Properties, Inc.	1,197	21,498
EastGroup Properties, Inc.	1,111	114,944
Empire State Realty Trust, Inc., Class A	7,304	112,920

72	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
EPR Properties	2,275	$166,211
Equinix, Inc.	2,656	1,046,464
Equity Commonwealth	3,605	116,658
Equity LifeStyle Properties, Inc.	2,551	270,100
Equity Residential	11,719	850,331
Essex Property Trust, Inc.	2,098	568,978
Extra Space Storage, Inc.	3,906	385,171
Farmland Partners, Inc.	2,041	11,450
Federal Realty Investment Trust	2,473	327,846
First Industrial Realty Trust, Inc.	3,783	123,780
Four Corners Property Trust, Inc.	2,267	64,020
Franklin Street Properties Corp.	2,880	21,370
Gaming and Leisure Properties, Inc.	6,564	246,150
Geo Group, Inc.	4,037	91,034
Getty Realty Corp.	924	29,623
Gladstone Commercial Corp.	957	19,092
Global Net Lease, Inc.	2,665	51,674
Great Ajax Corp.	321	4,144
HCP, Inc.	15,342	483,887
Healthcare Realty Trust, Inc.	3,924	126,706
Healthcare Trust of America, Inc., Class A	6,354	180,581
Hersha Hospitality Trust	1,059	19,623
Highwoods Properties, Inc.	3,239	143,552
Hospitality Properties Trust	5,059	134,873
Host Hotels & Resorts, Inc.	23,566	425,602
Hudson Pacific Properties, Inc.	4,734	153,713
Independence Realty Trust, Inc.	2,385	24,923
Industrial Logistics Properties Trust	1,882	40,444
InfraREIT, Inc.	1,626	34,309
Innovative Industrial Properties, Inc.	256	15,851
Invesco Mortgage Capital, Inc.	7,635	122,923
Investors Real Estate Trust	324	19,074
Invitation Homes, Inc.	9,331	209,854
Iron Mountain, Inc.	9,062	337,106
iStar, Inc.	1,888	18,106
JBG SMITH Properties	3,231	124,878
Jernigan Capital, Inc.	475	10,298
Kilroy Realty Corp.	3,027	213,282
Kimco Realty Corp.	13,486	229,397
Kite Realty Group Trust	3,058	50,855
Lamar Advertising Co., Class A	2,563	190,815
Lexington Realty Trust	8,078	77,630
Liberty Property Trust	4,590	216,373
Life Storage, Inc.	1,651	162,244
LTC Properties, Inc.	1,396	66,226
Macerich Co.	4,564	210,674
Mack-Cali Realty Corp.	3,138	64,643
MedEquities Realty Trust, Inc.	2,300	26,611
Medical Properties Trust, Inc.	12,437	226,353
MFA Financial, Inc.	15,427	113,080
Mid-America Apartment Communities, Inc.	3,702	374,939
Monmouth Real Estate Investment Corp.	3,027	41,591
National Health Investors, Inc.	1,315	109,487
National Retail Properties, Inc.	5,527	291,328
National Storage Affiliates Trust	1,868	54,359
New Residential Investment Corp.	10,906	185,184
New Senior Investment Group, Inc.	1,250	6,775
New York Mortgage Trust, Inc.	2,062	12,949
NexPoint Residential Trust, Inc.	679	25,401
NorthStar Realty Europe Corp.	1,409	23,657
Office Properties Income Trust	671	21,492
Omega Healthcare Investors, Inc.	6,676	268,308
One Liberty Properties, Inc.	642	17,462
Orchid Island Capital, Inc.	1,593	11,055

Security	Shares	Value

Equity Real Estate Investment Trusts (REITs) (continued)
Outfront Media, Inc.	3,854	$79,970
Paramount Group, Inc.	6,064	87,807
Park Hotels & Resorts, Inc.	6,715	201,920
Pebblebrook Hotel Trust	4,198	134,546
Pennsylvania Real Estate Investment Trust	2,071	15,263
PennyMac Mortgage Investment Trust	1,874	37,930
Physicians Realty Trust	5,702	103,263
Piedmont Office Realty Trust, Inc., Class A	4,983	96,471
PotlatchDeltic Corp.	2,103	77,559
Preferred Apartment Communities, Inc., Class A	1,032	16,409
Prologis, Inc.	20,251	1,400,559
PS Business Parks, Inc.	668	96,987
Public Storage	4,896	1,040,498
QTS Realty Trust, Inc., Class A	1,581	66,576
Rayonier, Inc.	3,657	111,319
Realty Income Corp.	9,561	656,745
Redwood Trust, Inc.	2,331	37,599
Regency Centers Corp.	5,090	330,850
Retail Opportunity Investments Corp.	4,102	72,072
Retail Properties of America, Inc., Class A	6,809	86,066
Retail Value, Inc.	504	15,327
Rexford Industrial Realty, Inc.	2,558	85,949
RLJ Lodging Trust	5,509	102,192
RPT Realty	2,246	29,400
Ryman Hospitality Properties, Inc.	1,359	109,196
Sabra Health Care REIT, Inc.	5,679	116,647
Saul Centers, Inc.	321	17,000
SBA Communications Corp.(a)	3,584	654,187
Senior Housing Properties Trust	7,113	97,946
Seritage Growth Properties, Class A	1,080	43,427
Simon Property Group, Inc.	10,074	1,834,677
SITE Centers Corp.	4,914	64,226
SL Green Realty Corp.	2,799	258,712
Spirit MTA REIT	1,286	10,057
Spirit Realty Capital, Inc.	2,573	102,200
STAG Industrial, Inc.	3,113	85,825
Starwood Property Trust, Inc.	8,539	188,541
STORE Capital Corp.	6,757	218,386
Summit Hotel Properties, Inc.	3,295	36,805
Sun Communities, Inc.	2,970	326,433
Sunstone Hotel Investors, Inc.	7,168	102,502
Tanger Factory Outlet Centers, Inc.	2,740	62,335
Taubman Centers, Inc.	1,886	93,923
Terreno Realty Corp.	1,697	68,457
Tier REIT, Inc.	1,574	36,989
UDR, Inc.	9,056	396,200
UMH Properties, Inc.	764	10,719
Uniti Group, Inc.	5,448	108,470
Universal Health Realty Income Trust	517	36,045
Urban Edge Properties	3,227	65,895
Urstadt Biddle Properties, Inc., Class A	607	13,002
Ventas, Inc.	11,408	735,702
VEREIT, Inc.	30,946	250,044
VICI Properties, Inc.	13,503	290,720
Vornado Realty Trust	5,570	389,399
Washington Prime Group, Inc.	9,066	51,495
Washington Real Estate Investment Trust	2,807	71,157
Weingarten Realty Investors	3,752	107,645
Welltower, Inc.	11,945	925,618
Western Asset Mortgage Capital Corp.	1,131	10,812
Weyerhaeuser Co.	24,085	631,990
Whitestone REIT	1,160	16,449
WP Carey, Inc.	5,026	376,397
Xenia Hotels & Resorts, Inc.	3,583	67,253

		35,532,501

SCHEDULES OF INVESTMENTS	73

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food & Staples Retailing — 1.3%
Andersons, Inc.	977	$34,244
BJ’s Wholesale Club Holdings, Inc.(a)(b)	1,873	49,279
Casey’s General Stores, Inc.	1,241	159,692
Chefs’ Warehouse, Inc.(a)	708	22,741
Costco Wholesale Corp.	14,448	3,100,974
Diplomat Pharmacy, Inc.(a)(b)	1,745	25,303
Ingles Markets, Inc., Class A	278	7,934
Kroger Co.	25,468	721,508
Natural Grocers by Vitamin Cottage, Inc.(a)(b)	357	4,877
Performance Food Group Co.(a)	3,290	112,386
PriceSmart, Inc.	676	41,405
Rite Aid Corp.(a)	32,635	26,216
Smart & Final Stores, Inc.(a)(b)	347	2,092
SpartanNash Co.	1,099	22,804
Sprouts Farmers Market, Inc.(a)	4,686	112,370
Sysco Corp.	15,844	1,011,639
U.S. Foods Holding Corp.(a)	6,700	225,924
United Natural Foods, Inc.(a)	1,555	20,371
Village Super Market, Inc., Class A	168	4,518
Walgreens Boots Alliance, Inc.	26,661	1,926,524
Walmart, Inc.	45,769	4,386,043
Weis Markets, Inc.	304	14,750

		12,033,594

Food Products — 1.1%
Archer-Daniels-Midland Co.	17,898	803,620
B&G Foods, Inc.	2,013	53,667
Bunge Ltd.	4,583	252,386
Cal-Maine Foods, Inc.	976	41,168
Calavo Growers, Inc.	484	39,378
Campbell Soup Co.	5,808	205,777
Conagra Brands, Inc.	15,547	336,437
Darling Ingredients, Inc.(a)	6,416	136,468
Dean Foods Co.	2,435	10,154
Farmer Bros Co.(a)(b)	293	7,208
Flowers Foods, Inc.	5,392	106,007
Fresh Del Monte Produce, Inc.	1,690	54,046
Freshpet, Inc.(a)	855	30,754
General Mills, Inc.	19,623	872,046
Hain Celestial Group, Inc.(a)	2,977	54,568
Hershey Co.	4,799	509,174
Hormel Foods Corp.	8,896	376,479
Hostess Brands, Inc.(a)	2,803	32,206
Ingredion, Inc.	2,369	234,531
J&J Snack Foods Corp.	460	71,001
J.M. Smucker Co.	3,560	373,373
John B Sanfilippo & Son, Inc.	296	20,202
Kellogg Co.	8,357	493,147
Kraft Heinz Co.	20,332	977,156
Lamb Weston Holdings, Inc.	4,725	341,617
Lancaster Colony Corp.	582	92,579
Limoneira Co.	296	6,521
McCormick & Co., Inc.	3,987	492,953
Mondelez International, Inc., Class A	46,446	2,148,592
Pilgrim’s Pride Corp.(a)	1,468	29,742
Post Holdings, Inc.(a)	2,023	187,775
Sanderson Farms, Inc.	640	78,784
Seneca Foods Corp., Class A(a)	168	4,805
Simply Good Foods Co.(a)	1,765	34,929
Tootsie Roll Industries, Inc.	561	19,439
TreeHouse Foods, Inc.(a)	1,682	98,161
Tyson Foods, Inc., Class A	9,298	575,732

		10,202,582

Security	Shares	Value

Gas Utilities — 0.2%
Atmos Energy Corp.	3,413	$333,211
Chesapeake Utilities Corp.	538	48,727
National Fuel Gas Co.	2,811	161,070
New Jersey Resources Corp.	2,713	131,581
Northwest Natural Holding Co.	1,112	69,611
ONE Gas, Inc.	2,000	164,300
South Jersey Industries, Inc.	2,668	79,453
Southwest Gas Holdings, Inc.	1,704	133,457
Spire, Inc.	1,532	121,595
UGI Corp.	5,695	324,786

		1,567,791

Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	56,379	4,114,539
ABIOMED, Inc.(a)	1,399	491,147
Accuray, Inc.(a)	2,245	9,878
Align Technology, Inc.(a)	2,560	637,312
AngioDynamics, Inc.(a)	1,227	25,890
Anika Therapeutics, Inc.(a)	494	18,767
Antares Pharma, Inc.(a)	4,962	14,985
AtriCure, Inc.(a)	1,049	32,467
Atrion Corp.	52	38,784
Avanos Medical, Inc.(a)	1,491	67,915
AxoGen, Inc.(a)	1,041	17,176
Baxter International, Inc.	16,030	1,162,015
Becton Dickinson & Co.	8,615	2,149,098
Boston Scientific Corp.(a)	45,971	1,753,794
Cantel Medical Corp.	1,138	92,656
Cardiovascular Systems, Inc.(a)	1,005	31,286
Cerus Corp.(a)	3,973	23,679
CONMED Corp.	827	58,179
Cooper Cos., Inc.	1,617	450,755
CryoLife, Inc.(a)	1,080	30,143
CryoPort, Inc.(a)	738	7,742
Cutera, Inc.(a)	449	6,448
CytoSorbents Corp.(a)	805	6,029
Danaher Corp.	19,720	2,187,342
DENTSPLY SIRONA, Inc.	7,280	305,396
DexCom, Inc.(a)	2,860	403,346
Edwards Lifesciences Corp.(a)	6,931	1,181,181
Endologix, Inc.(a)	3,022	2,289
GenMark Diagnostics, Inc.(a)(b)	2,043	13,565
Glaukos Corp.(a)	1,386	88,413
Globus Medical, Inc., Class A(a)	2,303	103,750
Haemonetics Corp.(a)	1,657	163,894
Helius Medical Technologies, Inc.(a)	754	5,549
Hill-Rom Holdings, Inc.	2,083	208,342
Hologic, Inc.(a)	8,979	398,668
ICU Medical, Inc.(a)	559	139,079
IDEXX Laboratories, Inc.(a)	2,820	600,040
Inogen, Inc.(a)	535	80,897
Insulet Corp.(a)(b)	1,850	150,201
Integra LifeSciences Holdings Corp.(a)	2,291	108,502
Intuitive Surgical, Inc.(a)	3,743	1,959,984
Invacare Corp.	859	4,415
iRhythm Technologies, Inc.(a)	738	62,730
Lantheus Holdings, Inc.(a)	1,418	23,851
LeMaitre Vascular, Inc.	408	9,727
LivaNova PLC(a)	1,544	142,542
Masimo Corp.(a)	1,413	175,763
Medtronic PLC	43,294	3,826,757
Meridian Bioscience, Inc.	1,421	23,290
Merit Medical Systems, Inc.(a)	1,542	87,169
Natus Medical, Inc.(a)	745	25,136
Neogen Corp.(a)	1,568	95,507

74	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Neuronetics, Inc.(a)	1,560	$26,707
Nevro Corp.(a)	940	45,646
Novocure Ltd.(a)	2,260	110,740
NuVasive, Inc.(a)	1,560	78,218
Nuvectra Corp.(a)	427	5,978
NxStage Medical, Inc.(a)	2,202	64,012
Ocular Therapeutix, Inc.(a)	1,510	5,708
OraSure Technologies, Inc.(a)	1,875	24,094
Orthofix Medical, Inc.(a)	536	29,003
OrthoPediatrics Corp.(a)	331	12,005
Oxford Immunotec Global PLC(a)	422	6,136
Pulse Biosciences, Inc.(a)	649	8,671
Quidel Corp.(a)(b)	1,032	59,887
ResMed, Inc.	4,625	440,161
Rockwell Medical, Inc.(a)	732	2,284
RTI Surgical, Inc.(a)	1,373	6,027
Senseonics Holdings, Inc.(a)	2,026	5,085
Sientra, Inc.(a)	705	7,840
STAAR Surgical Co.(a)	1,295	46,270
STERIS PLC	2,902	331,002
Stryker Corp.	11,033	1,959,130
Surmodics, Inc.(a)	407	23,309
Tactile Systems Technology, Inc.(a)	527	35,088
Tandem Diabetes Care, Inc.(a)	2,007	87,264
Teleflex, Inc.	1,484	405,874
TransEnterix, Inc.(a)(b)	4,761	12,950
Utah Medical Products, Inc.	90	8,455
Varex Imaging Corp.(a)	1,195	34,046
Varian Medical Systems, Inc.(a)	2,953	389,885
Veracyte, Inc.(a)	970	17,644
ViewRay, Inc.(a)(b)	1,478	10,627
West Pharmaceutical Services, Inc.	2,430	263,096
Wright Medical Group NV(a)	4,477	133,594
Zimmer Biomet Holdings, Inc.	6,561	718,823

		29,233,268

Health Care Providers & Services — 2.9%
Acadia Healthcare Co., Inc.(a)	2,734	74,802
Addus HomeCare Corp.(a)	601	36,150
Amedisys, Inc.(a)	857	112,404
American Renal Associates Holdings, Inc.(a)	551	6,678
AmerisourceBergen Corp.	5,133	427,938
AMN Healthcare Services, Inc.(a)	1,523	98,675
Anthem, Inc.	8,503	2,576,409
Apollo Medical Holdings, Inc.(a)(b)	742	14,491
BioScrip, Inc.(a)	3,742	13,583
BioTelemetry, Inc.(a)	1,095	78,643
Brookdale Senior Living, Inc.(a)	5,904	48,118
Capital Senior Living Corp.(a)	492	3,429
Cardinal Health, Inc.	9,784	488,907
Centene Corp.(a)	6,522	851,578
Chemed Corp.	544	162,079
Cigna Corp.(a)	12,239	2,445,475
Civitas Solutions, Inc.(a)	652	11,560
Community Health Systems, Inc.(a)	2,135	8,412
CorVel Corp.(a)	227	14,181
Cross Country Healthcare, Inc.(a)	730	7,030
CVS Health Corp.	42,077	2,758,147
DaVita, Inc.(a)	4,302	241,471
Encompass Health Corp.	3,059	204,464
Ensign Group, Inc.	1,627	70,888
Genesis Healthcare, Inc.(a)(b)	1,147	1,801
Guardant Health, Inc.(a)	823	33,200
HCA Healthcare, Inc.	8,730	1,217,224
HealthEquity, Inc.(a)	1,747	108,908

Security	Shares	Value

Health Care Providers & Services (continued)
Henry Schein, Inc.(a)	4,909	$381,429
HMS Holdings Corp.(a)	2,628	78,814
Humana, Inc.	4,521	1,396,944
Integer Holdings Corp.(a)	980	79,370
Laboratory Corp. of America Holdings(a)	3,241	451,633
LHC Group, Inc.(a)	1,107	117,043
Magellan Health, Inc.(a)	779	50,760
McKesson Corp.	6,544	839,268
MEDNAX, Inc.(a)	2,875	103,816
Molina Healthcare, Inc.(a)	1,997	265,561
National Healthcare Corp.	375	30,124
National Research Corp., Class A	306	12,234
Owens & Minor, Inc.	1,771	13,406
Patterson Cos., Inc.	2,673	59,581
Penumbra, Inc.(a)(b)	943	137,216
PetIQ, Inc.(a)	386	11,742
Premier, Inc., Class A(a)	2,139	85,111
Providence Service Corp.(a)	356	22,834
Quest Diagnostics, Inc.	4,361	380,933
R1 RCM, Inc.(a)	2,631	21,364
RadNet, Inc.(a)	1,424	19,438
Select Medical Holdings Corp.(a)	3,205	50,062
Surgery Partners, Inc.(a)	732	9,575
Tenet Healthcare Corp.(a)	2,614	57,482
Tivity Health, Inc.(a)	1,224	27,246
Triple-S Management Corp., Class B(a)	717	14,455
U.S. Physical Therapy, Inc.	407	43,097
UnitedHealth Group, Inc.	31,265	8,447,803
Universal Health Services, Inc., Class B	2,667	353,458
WellCare Health Plans, Inc.(a)	1,601	442,644

		26,121,088

Health Care Technology — 0.2%
athenahealth, Inc.(a)	1,247	168,021
Castlight Health, Inc., Class B(a)	3,258	9,676
Cerner Corp.(a)	10,732	589,294
Computer Programs & Systems, Inc.	440	11,546
Evolent Health, Inc., Class A(a)	2,102	37,163
HealthStream, Inc.	776	19,524
Inovalon Holdings, Inc., Class A(a)(b)	2,304	32,924
Inspire Medical Systems, Inc.(a)	738	39,579
Medidata Solutions, Inc.(a)	1,796	127,444
NextGen Healthcare, Inc.(a)	1,626	28,748
Omnicell, Inc.(a)	1,134	73,858
Simulations Plus, Inc.	408	7,858
Tabula Rasa HealthCare, Inc.(a)	533	32,129
Teladoc Health, Inc.(a)	1,971	126,538
Veeva Systems, Inc., Class A(a)	4,035	440,057
Vocera Communications, Inc.(a)(b)	896	36,575

		1,780,934

Hotels, Restaurants & Leisure — 2.1%
Aramark	8,040	264,918
BBX Capital Corp.	1,864	11,501
Belmond Ltd., Class A(a)	3,135	78,124
Biglari Holdings, Inc., Class A(a)	2	1,300
Biglari Holdings, Inc., Class B(a)	20	2,618
BJ’s Restaurants, Inc.	673	33,536
Bloomin’ Brands, Inc.	2,595	47,826
Boyd Gaming Corp.	2,665	72,808
Braemar Hotels & Resorts, Inc.	837	9,307
Brinker International, Inc.	1,395	56,525
Caesars Entertainment Corp.(a)(b)	18,719	171,092
Carnival Corp.	12,709	731,784
Carrols Restaurant Group, Inc.(a)	896	7,732

SCHEDULES OF INVESTMENTS	75

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Hotels, Restaurants & Leisure (continued)
Century Casinos, Inc.(a)	1,395	$10,700
Cheesecake Factory, Inc.	1,393	62,518
Chipotle Mexican Grill, Inc.(a)	797	422,099
Choice Hotels International, Inc.	1,138	90,084
Churchill Downs, Inc.	1,038	95,475
Chuy’s Holdings, Inc.(a)	546	12,405
Cracker Barrel Old Country Store, Inc.	594	99,364
Darden Restaurants, Inc.	4,028	422,658
Dave & Buster’s Entertainment, Inc.	1,256	64,621
Del Frisco’s Restaurant Group, Inc.(a)	854	6,764
Del Taco Restaurants, Inc.(a)	678	7,044
Denny’s Corp.(a)	1,915	33,876
Dine Brands Global, Inc.	553	42,177
Domino’s Pizza, Inc.	1,353	383,887
Dunkin’ Brands Group, Inc.	2,929	200,314
El Pollo Loco Holdings, Inc.(a)(b)	399	6,580
Eldorado Resorts, Inc.(a)(b)	2,070	96,503
Extended Stay America, Inc.	6,093	104,190
Fiesta Restaurant Group, Inc.(a)	813	12,081
Golden Entertainment, Inc.(a)	589	11,014
Habit Restaurants, Inc., Class A(a)	422	4,313
Hilton Grand Vacations, Inc.(a)	3,029	91,900
Hilton Worldwide Holdings, Inc.	9,420	701,602
Hyatt Hotels Corp., Class A	1,159	81,026
International Game Technology PLC	3,361	54,986
International Speedway Corp., Class A	731	31,762
Jack in the Box, Inc.	923	74,717
Las Vegas Sands Corp.	11,356	662,736
Lindblad Expeditions Holdings, Inc.(a)	684	8,406
Marcus Corp.	514	22,909
Marriott International, Inc., Class A	9,431	1,080,132
Marriott Vacations Worldwide Corp.	1,262	111,738
McDonald’s Corp.	25,346	4,531,358
MGM Resorts International	15,971	470,186
Monarch Casino & Resort, Inc.(a)	228	9,859
Nathan’s Famous, Inc.	78	5,265
Norwegian Cruise Line Holdings Ltd.(a)	7,120	366,182
Papa John’s International, Inc.	742	31,379
Penn National Gaming, Inc.(a)	4,143	100,426
Planet Fitness, Inc., Class A(a)	2,791	161,655
PlayAGS, Inc.(a)	481	12,054
Potbelly Corp.(a)	715	6,199
RCI Hospitality Holdings, Inc.	294	6,559
Red Robin Gourmet Burgers, Inc.(a)	441	14,103
Red Rock Resorts, Inc., Class A	2,802	71,115
Royal Caribbean Cruises Ltd.	5,361	643,588
Ruth’s Hospitality Group, Inc.	865	19,982
Scientific Games Corp., Class A(a)	1,788	44,807
SeaWorld Entertainment, Inc.(a)	1,800	46,890
Shake Shack, Inc., Class A(a)	772	36,871
Six Flags Entertainment Corp.	2,636	162,351
Starbucks Corp.	39,584	2,697,254
Texas Roadhouse, Inc.	2,053	124,905
Vail Resorts, Inc.	1,315	247,562
Wendy’s Co.	6,017	104,214
Wingstop, Inc.	934	61,317
Wyndham Destinations, Inc.	3,098	130,550
Wyndham Hotels & Resorts, Inc.	3,098	152,081
Wynn Resorts Ltd.	3,415	420,079
Yum China Holdings, Inc.	11,908	434,047
Yum! Brands, Inc.	10,322	970,062

		18,682,552

Household Durables — 0.4%
Bassett Furniture Industries, Inc.	182	3,471

Security	Shares	Value

Household Durables (continued)
Beazer Homes USA, Inc.(a)	1,012	$12,680
Cavco Industries, Inc.(a)	279	46,395
Century Communities, Inc.(a)	692	16,234
D.R. Horton, Inc.	11,184	430,025
Ethan Allen Interiors, Inc.	842	15,981
Flexsteel Industries, Inc.	220	5,493
Garmin Ltd.	3,718	257,211
GoPro, Inc., Class A(a)	3,401	16,767
Green Brick Partners, Inc.(a)	414	3,503
Hamilton Beach Brands Holding Co., Class A	190	4,967
Helen of Troy Ltd.(a)	981	113,835
Hooker Furniture Corp.	333	9,580
Hovnanian Enterprises, Inc., Class A(a)	2,660	1,878
Installed Building Products, Inc.(a)	712	29,982
iRobot Corp.(a)	814	73,089
KB Home	2,964	63,459
La-Z-Boy, Inc.	1,540	45,615
Leggett & Platt, Inc.	4,322	177,029
Lennar Corp., Class A	8,921	423,034
Lennar Corp., Class B	1,295	49,365
LGI Homes, Inc.(a)(b)	597	35,402
Lifetime Brands, Inc.	464	4,515
M/I Homes, Inc.(a)	752	19,921
MDC Holdings, Inc.	1,411	46,464
Meritage Homes Corp.(a)	1,220	54,998
Mohawk Industries, Inc.(a)	2,041	262,860
NACCO Industries, Inc., Class A	95	3,238
New Home Co., Inc.(a)	329	2,277
Newell Brands, Inc.	14,316	303,642
NVR, Inc.(a)	108	287,280
PulteGroup, Inc.	7,769	216,056
Roku, Inc.(a)(b)	1,351	60,728
Skyline Champion Corp.	1,854	33,483
Taylor Morrison Home Corp., Class A(a)	3,571	67,492
Tempur Sealy International, Inc.(a)	1,451	76,932
Toll Brothers, Inc.	4,566	168,668
TopBuild Corp.(a)	1,121	59,200
TRI Pointe Group, Inc.(a)	5,257	70,707
Tupperware Brands Corp.	1,723	46,986
Turtle Beach Corp.(a)	402	5,986
Universal Electronics, Inc.(a)	483	13,606
Vuzix Corp.(a)	1,248	5,279
Whirlpool Corp.	1,973	262,429
William Lyon Homes, Class A(a)	973	12,902
ZAGG, Inc.(a)	1,068	11,983

		3,932,627

Household Products — 1.4%
Central Garden & Pet Co.(a)(b)	682	26,741
Central Garden & Pet Co., Class A(a)	912	32,485
Church & Dwight Co., Inc.	7,999	516,815
Clorox Co.	4,118	611,029
Colgate-Palmolive Co.	27,367	1,770,098
Energizer Holdings, Inc.	1,819	86,221
Kimberly-Clark Corp.	11,397	1,269,398
Oil-Dri Corp. of America	141	3,742
Procter & Gamble Co.	81,368	7,849,571
Spectrum Brands Holdings, Inc.	1,348	75,326
WD-40 Co.	400	72,700

		12,314,126

Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	21,970	360,088
Atlantic Power Corp.(a)	4,381	10,996
Clearway Energy, Inc., Class A	2,467	36,265

76	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers (continued)
Clearway Energy, Inc., Class C	989	$14,924
NRG Energy, Inc.	9,000	368,190
Ormat Technologies, Inc.	1,329	76,697
Pattern Energy Group, Inc., Class A	2,811	59,818
TerraForm Power, Inc., Class A	2,253	26,766
Vistra Energy Corp.(a)	13,238	332,406
Vivint Solar, Inc.(a)	1,711	7,511

		1,293,661

Industrial Conglomerates — 1.3%
3M Co.	18,666	3,738,800
BWX Technologies, Inc.	3,029	140,606
Carlisle Cos., Inc.	1,922	207,057
General Electric Co.	281,929	2,864,399
Honeywell International, Inc.	24,405	3,505,290
Raven Industries, Inc.	1,286	47,569
Roper Technologies, Inc.	3,411	966,200
Seaboard Corp.	8	30,913
Standex International Corp.	383	28,564

		11,529,398

Insurance — 2.6%
Aflac, Inc.	24,756	1,180,861
Alleghany Corp.	469	296,202
Allstate Corp.	11,346	996,973
Ambac Financial Group, Inc.(a)	2,825	53,449
American Equity Investment Life Holding Co.	2,781	87,101
American Financial Group, Inc.	2,094	199,747
American International Group, Inc.	29,226	1,263,440
American National Insurance Co.	327	45,515
AMERISAFE, Inc.	360	21,388
Aon PLC	7,832	1,223,593
Arch Capital Group Ltd.(a)	12,751	374,242
Argo Group International Holdings Ltd.	1,041	69,476
Arthur J Gallagher & Co.	5,992	447,662
Aspen Insurance Holdings Ltd.	1,969	82,166
Assurant, Inc.	1,676	161,550
Assured Guaranty Ltd.	3,109	126,101
Athene Holding Ltd., Class A(a)	5,394	231,403
Axis Capital Holdings Ltd.	3,127	167,451
Brighthouse Financial, Inc.(a)	3,836	143,236
Brown & Brown, Inc.	7,264	197,290
Chubb Ltd.	15,007	1,996,681
Cincinnati Financial Corp.	5,051	409,737
Citizens, Inc.(a)(b)	1,392	9,869
CNA Financial Corp.	937	42,971
CNO Financial Group, Inc.	4,803	85,878
Crawford & Co., Class B	288	2,779
eHealth, Inc.(a)	593	36,268
EMC Insurance Group, Inc.	502	16,506
Employers Holdings, Inc.	849	35,972
Enstar Group Ltd.(a)	375	66,750
Erie Indemnity Co., Class A	749	109,639
Everest Re Group Ltd.	1,307	286,298
FBL Financial Group, Inc., Class A	309	21,698
FedNat Holding Co.	339	6,139
Fidelity National Financial, Inc.	8,459	305,877
First American Financial Corp.	3,022	151,342
Genworth Financial, Inc., Class A(a)	15,484	74,943
Global Indemnity Ltd.	223	7,337
Goosehead Insurance, Inc., Class A(a)(b)	331	9,513
Greenlight Capital Re Ltd., Class A(a)	1,310	13,585
Hanover Insurance Group, Inc.	1,340	152,814
Hartford Financial Services Group, Inc.	12,080	566,794
HCI Group, Inc.	211	9,997

Security	Shares	Value

Insurance (continued)
Health Insurance Innovations, Inc., Class A(a)(b)	348	$13,342
Heritage Insurance Holdings, Inc.	585	8,494
Hilltop Holdings, Inc.	2,641	48,621
Horace Mann Educators Corp.	1,105	46,023
Independence Holding Co.	268	9,584
Investors Title Co.	51	8,809
James River Group Holdings Ltd.	797	30,740
Kemper Corp.	1,658	124,648
Kinsale Capital Group, Inc.	699	40,542
Lincoln National Corp.	7,290	426,392
Loews Corp.	9,844	471,528
Maiden Holdings Ltd.	1,108	1,429
Markel Corp.(a)	448	471,972
Marsh & McLennan Cos., Inc.	16,603	1,464,219
MBIA, Inc.(a)	2,769	26,610
Mercury General Corp.	876	45,289
MetLife, Inc.	27,011	1,233,592
National General Holdings Corp.	1,794	43,325
National Western Life Group, Inc., Class A	82	24,871
Navigators Group, Inc.	534	37,273
Old Republic International Corp.	8,603	173,350
Primerica, Inc.	1,279	143,721
Principal Financial Group, Inc.	9,046	452,933
ProAssurance Corp.	1,221	52,088
Progressive Corp.	19,007	1,278,981
Protective Insurance Corp., Class B	404	7,446
Prudential Financial, Inc.	13,542	1,247,760
Reinsurance Group of America, Inc.	1,882	271,855
RenaissanceRe Holdings Ltd.	1,349	186,202
RLI Corp.	1,257	82,975
Safety Insurance Group, Inc.	657	54,078
Selective Insurance Group, Inc.	1,923	117,149
State Auto Financial Corp.	446	15,164
Stewart Information Services Corp.	702	31,204
Third Point Reinsurance Ltd.(a)	2,568	26,990
Torchmark Corp.	3,497	292,909
Travelers Cos., Inc.	8,783	1,102,618
Trupanion, Inc.(a)(b)	727	19,302
United Fire Group, Inc.	1,119	58,188
United Insurance Holdings Corp.	649	10,592
Universal Insurance Holdings, Inc.	1,090	41,115
Unum Group	6,870	238,801
W.R. Berkley Corp.	3,033	233,207
White Mountains Insurance Group Ltd.	101	90,252
Willis Towers Watson PLC	4,208	685,020

		23,279,436

Interactive Media & Services — 4.1%
Alphabet, Inc., Class A(a)	9,751	10,978,553
Alphabet, Inc., Class C(a)	9,947	11,104,533
Care.com, Inc.(a)	577	13,715
Cargurus, Inc.(a)(b)	1,525	65,224
Cars.com, Inc.(a)	2,120	57,897
Facebook, Inc., Class A(a)	77,744	12,959,147
IAC/InterActiveCorp(a)	2,424	512,143
Match Group, Inc.	1,617	86,493
Meet Group, Inc.(a)	2,551	14,745
QuinStreet, Inc.(a)	1,241	23,629
TrueCar, Inc.(a)	2,993	28,074
Twitter, Inc.(a)	23,879	801,379
Yelp, Inc.(a)(b)	2,518	91,706
Zillow Group, Inc., Class A(a)	1,771	61,649
Zillow Group, Inc., Class C(a)	4,354	152,782

		36,951,669

SCHEDULES OF INVESTMENTS	77

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Internet & Direct Marketing Retail — 3.2%
1-800-Flowers.com, Inc., Class A(a)	740	$11,803
Amazon.com, Inc.(a)	13,302	22,862,546
Booking Holdings, Inc.(a)	1,556	2,851,852
Duluth Holdings, Inc., Class B(a)	128	3,057
eBay, Inc.	29,937	1,007,380
Etsy, Inc.(a)	3,983	217,671
Expedia Group, Inc.	3,885	463,286
Gaia, Inc.(a)	430	5,057
Groupon, Inc.(a)	13,837	52,166
GrubHub, Inc.(a)	2,968	238,627
Lands’ End, Inc.(a)	215	3,849
Liberty Expedia Holdings, Inc., Class A(a)	1,729	70,872
Liberty TripAdvisor Holdings, Inc., Series A(a)(b)	3,736	62,242
Liquidity Services, Inc.(a)	954	7,985
Nutrisystem, Inc.	941	40,849
Overstock.com, Inc.(a)(b)	692	12,006
PetMed Express, Inc.	619	14,658
Quotient Technology, Inc.(a)(b)	2,789	27,890
Qurate Retail, Inc.(a)	13,716	298,323
Shutterfly, Inc.(a)	1,000	45,960
Shutterstock, Inc.	702	28,087
Stamps.com, Inc.(a)	543	101,041
TripAdvisor, Inc.(a)	3,448	197,846
Wayfair, Inc., Class A(a)(b)	1,763	192,978

		28,818,031

IT Services — 4.7%
Accenture PLC, Class A	20,453	3,140,558
Akamai Technologies, Inc.(a)	4,912	319,771
Alliance Data Systems Corp.	1,562	277,396
Amdocs Ltd.	4,999	279,344
Automatic Data Processing, Inc.	14,316	2,001,949
Black Knight, Inc.(a)	5,149	253,279
Booz Allen Hamilton Holding Corp.	4,619	226,931
Brightcove, Inc.(a)	1,243	9,969
Broadridge Financial Solutions, Inc.	3,747	377,810
CACI International, Inc., Class A(a)	743	124,215
Carbonite, Inc.(a)	878	25,146
Cardtronics PLC, Class A(a)	1,379	37,330
Cass Information Systems, Inc.	434	21,305
Cognizant Technology Solutions Corp., Class A	19,334	1,347,193
Conduent, Inc.(a)	5,895	75,161
CoreLogic, Inc.(a)	2,575	93,473
CSG Systems International, Inc.	1,006	36,407
DXC Technology Co.	9,470	607,216
Endurance International Group Holdings, Inc.(a)	2,163	17,520
EPAM Systems, Inc.(a)(b)	1,599	226,227
Euronet Worldwide, Inc.(a)	1,672	192,297
Everi Holdings, Inc.(a)	2,865	19,052
EVERTEC, Inc.	1,838	50,857
Evo Payments, Inc., Class A(a)	1,735	43,635
Exela Technologies, Inc.(a)	1,789	7,049
ExlService Holdings, Inc.(a)	1,086	62,445
Fidelity National Information Services, Inc.	10,486	1,096,102
First Data Corp., Class A(a)	16,927	417,251
Fiserv, Inc.(a)	12,615	1,046,162
FleetCor Technologies, Inc.(a)	2,867	578,589
Forrester Research, Inc.	194	8,713
Gartner, Inc.(a)(b)	2,923	397,206
Genpact Ltd.	4,607	137,427
Global Payments, Inc.(b)	5,887	660,992
GoDaddy, Inc., Class A(a)	5,376	368,955
GTT Communications, Inc.(a)(b)	2,016	51,610
Hackett Group, Inc.	467	8,401
Internap Corp.(a)	701	3,792

Security	Shares	Value

IT Services (continued)
International Business Machines Corp.	29,998	$4,032,331
Jack Henry & Associates, Inc.	2,492	332,807
Leidos Holdings, Inc.	4,432	257,056
Limelight Networks, Inc.(a)	3,256	10,159
LiveRamp Holdings, Inc.(a)	2,705	117,505
ManTech International Corp., Class A	914	51,522
Mastercard, Inc., Class A	30,090	6,352,902
MAXIMUS, Inc.	1,968	138,016
MoneyGram International, Inc.(a)	577	1,229
NIC, Inc.	1,913	31,373
Okta, Inc.(a)	2,688	221,572
Paychex, Inc.	10,791	764,003
PayPal Holdings, Inc.(a)	38,969	3,458,888
Perficient, Inc.(a)	1,016	25,918
Perspecta, Inc.	4,429	88,801
Presidio, Inc.	1,277	20,343
Sabre Corp.	8,901	204,545
Science Applications International Corp.	1,609	108,028
ServiceSource International, Inc.(a)	904	1,085
Square, Inc., Class A(a)	9,558	681,963
Switch, Inc., Class A	1,472	12,277
Teradata Corp.(a)	4,113	182,535
Total System Services, Inc.	5,926	531,029
Travelport Worldwide Ltd.	3,905	61,152
TTEC Holdings, Inc.	464	15,512
Tucows, Inc., Class A(a)(b)	300	22,086
Twilio, Inc., Class A(a)	2,454	273,179
Unisys Corp.(a)(b)	1,375	17,985
VeriSign, Inc.(a)	3,381	572,302
Virtusa Corp.(a)	919	44,590
Visa, Inc., Class A	57,813	7,805,333
Western Union Co.	15,196	277,327
WEX, Inc.(a)	1,295	208,922
Worldpay, Inc., Class A(a)	9,687	808,671

		42,381,681

Leisure Products — 0.1%
Brunswick Corp.	2,729	137,323
Callaway Golf Co.	3,112	50,694
Escalade, Inc.	1,205	13,448
Hasbro, Inc.	3,808	344,853
Johnson Outdoors, Inc., Class A	138	8,646
Malibu Boats, Inc., Class A(a)	690	27,980
MasterCraft Boat Holdings, Inc.(a)	515	11,242
Mattel, Inc.(a)	10,792	127,777
Nautilus, Inc.(a)	627	4,709
Polaris Industries, Inc.	1,864	156,352
Sturm Ruger & Co., Inc.	522	28,439
Vista Outdoor, Inc.(a)	1,584	15,808
YETI Holdings, Inc.(a)	1,557	26,485

		953,756

Life Sciences Tools & Services — 1.0%
Accelerate Diagnostics, Inc.(a)(b)	1,051	19,139
Agilent Technologies, Inc.	10,379	789,323
Bio-Rad Laboratories, Inc., Class A(a)	710	177,408
Bio-Techne Corp.	1,177	205,339
Bruker Corp.	3,662	128,390
Cambrex Corp.(a)	1,126	49,150
Charles River Laboratories International, Inc.(a)	1,499	184,662
Enzo Biochem, Inc.(a)	451	1,696
Fluidigm Corp.(a)(b)	250	2,163
Harvard Bioscience, Inc.(a)	1,779	6,102
Illumina, Inc.(a)	4,903	1,371,810
IQVIA Holdings, Inc.(a)	5,309	684,914

78	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Life Sciences Tools & Services (continued)
Luminex Corp.	1,250	$34,862
Medpace Holdings, Inc.(a)	825	53,130
Mettler-Toledo International, Inc.(a)	781	498,403
NanoString Technologies, Inc.(a)	801	17,814
NeoGenomics, Inc.(a)	3,246	53,949
Pacific Biosciences of California, Inc.(a)	3,874	26,808
PerkinElmer, Inc.	3,945	357,022
PRA Health Sciences, Inc.(a)	1,844	195,409
QIAGEN NV(a)	7,018	259,877
Syneos Health, Inc.(a)	1,758	89,728
Thermo Fisher Scientific, Inc.	13,188	3,239,896
Waters Corp.(a)	2,488	575,275

		9,022,269

Machinery — 1.9%
Actuant Corp., Class A	1,827	41,820
AGCO Corp.	2,020	129,684
Alamo Group, Inc.	335	28,854
Albany International Corp., Class A	939	64,472
Allison Transmission Holdings, Inc.	3,801	184,995
Altra Industrial Motion Corp.	3,132	95,871
Astec Industries, Inc.	811	30,023
Barnes Group, Inc.	1,907	112,666
Blue Bird Corp.(a)	429	8,524
Briggs & Stratton Corp.	1,230	15,842
Caterpillar, Inc.	18,831	2,507,536
Chart Industries, Inc.(a)	961	71,787
CIRCOR International, Inc.(a)	528	14,599
Colfax Corp.(a)	2,948	72,963
Columbus McKinnon Corp.	771	27,910
Commercial Vehicle Group, Inc.(a)	1,214	9,069
Crane Co.	1,583	131,009
Cummins, Inc.	4,776	702,597
Deere & Co.	10,626	1,742,664
DMC Global, Inc.(b)	502	17,329
Donaldson Co., Inc.	3,991	188,694
Douglas Dynamics, Inc.	741	26,231
Dover Corp.	4,735	415,875
Energy Recovery, Inc.(a)(b)	703	5,343
EnPro Industries, Inc.	672	44,386
ESCO Technologies, Inc.	887	57,753
Federal Signal Corp.	2,030	44,619
Flowserve Corp.	4,154	182,942
Fortive Corp.	9,737	730,178
FreightCar America, Inc.(a)	360	2,563
Gardner Denver Holdings, Inc.(a)	4,574	112,841
Gates Industrial Corp. PLC(a)	1,204	17,952
Gencor Industries, Inc.(a)(b)	1,081	14,983
Global Brass & Copper Holdings, Inc.	688	20,805
Gorman-Rupp Co.	505	17,448
Graco, Inc.	5,410	234,415
Graham Corp.	286	6,406
Greenbrier Cos., Inc.	953	40,417
Harsco Corp.(a)	2,565	54,634
Hurco Cos., Inc.	172	6,596
Hyster-Yale Materials Handling, Inc.	411	28,601
IDEX Corp.	2,525	348,096
Illinois Tool Works, Inc.	10,769	1,478,691
Ingersoll-Rand PLC	7,859	786,214
ITT, Inc.	2,735	143,752
John Bean Technologies Corp.	952	75,627
Kadant, Inc.	395	33,693
Kennametal, Inc.	2,540	95,453
LB Foster Co., Class A(a)	354	6,326
Lincoln Electric Holdings, Inc.	1,932	167,002

Security	Shares	Value

Machinery (continued)
Lindsay Corp.	327	$28,083
Lydall, Inc.(a)	520	13,790
Manitowoc Co., Inc.(a)	1,232	18,751
Meritor, Inc.(a)	2,656	54,926
Middleby Corp.(a)(b)	1,714	201,601
Milacron Holdings Corp.(a)	2,282	31,629
Miller Industries, Inc.	363	10,908
Mueller Industries, Inc.	1,836	47,571
Mueller Water Products, Inc., Series A	4,678	46,219
Navistar International Corp.(a)	1,453	47,717
NN, Inc.	3,784	34,548
Nordson Corp.	2,039	264,336
Omega Flex, Inc.	130	8,229
Oshkosh Corp.	2,452	184,023
PACCAR, Inc.	11,414	747,845
Parker-Hannifin Corp.	4,271	703,903
Pentair PLC	5,173	213,076
Proto Labs, Inc.(a)	857	106,397
RBC Bearings, Inc.(a)	728	101,498
REV Group, Inc.	1,078	8,958
Rexnord Corp.(a)	3,487	91,185
Snap-on, Inc.	1,734	287,827
SPX Corp.(a)	1,439	42,810
SPX FLOW, Inc.(a)	1,390	45,550
Stanley Black & Decker, Inc.	4,867	615,383
Sun Hydraulics Corp.	838	29,682
Tennant Co.	616	36,178
Terex Corp.	2,288	70,264
Timken Co.	2,226	94,805
Titan International, Inc.	1,283	7,210
Toro Co.	3,196	190,162
TriMas Corp.(a)	1,521	44,094
Trinity Industries, Inc.	4,601	107,571
Twin Disc, Inc.(a)	353	6,396
Valmont Industries, Inc.	720	92,880
Wabash National Corp.	1,971	27,476
WABCO Holdings, Inc.(a)	1,751	200,017
Wabtec Corp.	2,681	185,418
Watts Water Technologies, Inc., Class A	811	60,720
Welbilt, Inc.(a)	3,957	55,477
Woodward, Inc.	1,707	155,081
Xylem, Inc.	5,918	421,717

		17,140,661

Marine — 0.0%
Costamare, Inc.	1,248	6,340
Eagle Bulk Shipping, Inc.(a)	1,522	6,255
Kirby Corp.(a)	1,847	138,359
Matson, Inc.	1,263	42,323
Safe Bulkers, Inc.(a)	2,358	3,655
Scorpio Bulkers, Inc.	1,346	6,084

		203,016

Media — 2.3%
AMC Entertainment Holdings, Inc., Class A	1,535	22,488
AMC Networks, Inc., Class A(a)	1,411	88,808
Cable One, Inc.	139	122,923
CBS Corp., Class B	10,526	520,616
Central European Media Enterprises Ltd., Class A(a)	2,333	7,022
Charter Communications, Inc., Class A(a)	5,706	1,888,971
Cinemark Holdings, Inc.	3,289	134,586
Clear Channel Outdoor Holdings, Inc., Class A(a)	713	3,971
Comcast Corp., Class A	149,206	5,456,463
Daily Journal Corp.(a)(b)	28	6,191
Discovery, Inc., Class A(a)(b)	5,848	165,966

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Media (continued)
Discovery, Inc., Class C(a)	10,403	$277,240
DISH Network Corp., Class A(a)	7,404	227,081
Emerald Expositions Events, Inc.	736	10,451
Entercom Communications Corp., Class A	3,599	26,381
Entravision Communications Corp., Class A	1,689	6,655
Eros International PLC(a)	1,249	11,903
EW Scripps Co., Class A	1,830	34,367
Gannett Co., Inc.	3,516	38,992
GCI Liberty, Inc., Class A(a)	3,227	164,254
Gray Television, Inc.(a)	2,495	41,692
IMAX Corp.(a)	1,269	26,357
Interpublic Group of Cos., Inc.	12,660	288,015
John Wiley & Sons, Inc., Class A	1,333	69,023
Liberty Broadband Corp., Class A(a)	1,560	132,241
Liberty Broadband Corp., Class C(a)	3,109	264,327
Liberty Latin America Ltd., Class A(a)	1,321	23,032
Liberty Latin America Ltd., Class C(a)(b)	3,518	61,495
Liberty Media Corp. — Liberty SiriusXM, Class A(a)	2,716	108,043
Liberty Media Corp. — Liberty SiriusXM, Class C(a)	5,785	231,169
Liberty Media Corp. — Liberty Braves, Class A(a)	602	16,338
Liberty Media Corp. — Liberty Braves, Class C(a)	944	25,450
Liberty Media Corp. — Liberty Formula One, Class A(a)	581	17,779
Liberty Media Corp. — Liberty Formula One, Class C(a)	6,290	197,317
Lions Gate Entertainment Corp., Class A	1,567	28,786
Lions Gate Entertainment Corp., Class B	3,282	57,534
Live Nation Entertainment, Inc.(a)	4,736	253,423
LiveXLive Media, Inc.(a)(b)	943	5,743
Madison Square Garden Co., Class A(a)	577	160,348
MDC Partners, Inc., Class A(a)	2,553	7,582
Meredith Corp.	1,332	72,288
MSG Networks, Inc., Class A(a)(b)	2,809	62,922
National CineMedia, Inc.	2,288	15,810
New Media Investment Group, Inc.	2,227	30,443
New York Times Co., Class A(b)	4,140	106,439
News Corp., Class A	10,427	133,778
News Corp., Class B	5,383	69,602
Nexstar Media Group, Inc., Class A	1,386	115,689
Omnicom Group, Inc.	7,460	580,985
Reading International, Inc., Class A(a)	655	10,349
Scholastic Corp.	975	40,648
Sinclair Broadcast Group, Inc., Class A	2,280	70,247
Sirius XM Holdings, Inc.(b)	42,283	246,510
TechTarget, Inc.(a)	559	8,106
TEGNA, Inc.	7,244	85,045
TiVo Corp.	3,425	38,120
Tribune Media Co., Class A	3,169	145,489
Tribune Publishing Co.(a)	502	6,009
Twenty-First Century Fox, Inc., Class A	34,272	1,689,952
Twenty-First Century Fox, Inc., Class B	15,955	782,752
Viacom, Inc., Class A	144	4,938
Walt Disney Co.	48,629	5,423,106
WideOpenWest, Inc.(a)	921	6,963
World Wrestling Entertainment, Inc., Class A	1,341	110,418

		21,087,631

Metals & Mining — 0.4%
AK Steel Holding Corp.(a)	10,476	30,904
Alcoa Corp.(a)	5,808	172,382
Allegheny Technologies, Inc.(a)(b)	3,796	103,973
Carpenter Technology Corp.	1,574	74,387
Century Aluminum Co.(a)	1,825	16,790
Cleveland-Cliffs, Inc.	9,868	105,686
Coeur Mining, Inc.(a)	5,267	27,125
Commercial Metals Co.	3,747	65,385
Compass Minerals International, Inc.	1,177	61,498

Security	Shares	Value

Metals & Mining (continued)
Ferroglobe PLC(c)	844	$—
Freeport-McMoRan, Inc.	45,989	535,312
Gold Resource Corp.	1,386	6,223
Haynes International, Inc.	363	11,906
Hecla Mining Co.	22,469	60,666
Kaiser Aluminum Corp.	855	85,816
Materion Corp.	691	32,429
Newmont Mining Corp.	16,813	573,491
Nucor Corp.	10,723	656,677
Olympic Steel, Inc.	97	1,869
Reliance Steel & Aluminum Co.	2,148	175,878
Royal Gold, Inc.	2,059	179,895
Ryerson Holding Corp.(a)	148	1,041
Schnitzer Steel Industries, Inc., Class A	861	20,836
Southern Copper Corp.	2,486	83,579
Steel Dynamics, Inc.	7,217	264,070
SunCoke Energy, Inc.(a)	1,917	21,547
Tahoe Resources, Inc.(a)	9,152	34,686
TimkenSteel Corp.(a)	1,376	17,517
U.S. Silica Holdings, Inc.	2,589	34,900
United States Steel Corp.	5,495	123,857
Universal Stainless & Alloy Products, Inc.(a)	371	6,652
Warrior Met Coal, Inc.	1,094	31,431
Worthington Industries, Inc.	1,445	54,520

		3,672,928

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
AGNC Investment Corp.	18,396	329,472
Annaly Capital Management, Inc.	44,751	467,201
Colony Credit Real Estate, Inc.	2,250	37,598
Drive Shack, Inc.(a)	6,320	26,607
Exantas Capital Corp.	848	8,963
Front Yard Residential Corp.	1,032	11,166
Granite Point Mortgage Trust, Inc.(b)	1,154	22,526
KKR Real Estate Finance Trust, Inc.	471	9,712
TPG RE Finance Trust, Inc.	969	19,215
Two Harbors Investment Corp.	9,340	136,271

		1,068,731

Multi-Utilities — 0.9%
Ameren Corp.	7,964	552,224
Avista Corp.	2,052	85,876
Black Hills Corp.	1,845	125,257
CenterPoint Energy, Inc.	16,676	515,622
CMS Energy Corp.	9,170	478,124
Consolidated Edison, Inc.	10,063	781,392
Dominion Energy, Inc.	24,789	1,741,179
DTE Energy Co.	5,998	706,265
MDU Resources Group, Inc.	6,106	156,985
NiSource, Inc.	12,053	328,806
NorthWestern Corp.	1,529	97,718
Public Service Enterprise Group, Inc.	16,000	872,800
Sempra Energy	8,992	1,051,884
Vectren Corp.	2,666	192,965
WEC Energy Group, Inc.	10,388	758,636

		8,445,733

Multiline Retail — 0.5%
Big Lots, Inc.	1,393	43,935
Burlington Stores, Inc.(a)	2,177	373,813
Dillard’s, Inc., Class A	348	23,243
Dollar General Corp.	8,565	988,658
Dollar Tree, Inc.(a)	7,542	730,292
FirstCash, Inc.	1,237	101,966
JC Penney Co., Inc.(a)(b)	11,059	14,598
Kohl’s Corp.	5,509	378,413

80	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Multiline Retail (continued)
Macy’s, Inc.	9,997	$262,921
Nordstrom, Inc.	3,715	172,413
Ollie’s Bargain Outlet Holdings, Inc.(a)	1,524	119,131
Target Corp.	17,246	1,258,958

		4,468,341

Oil & Gas Exploration & Production — 0.0%
Carrizo Oil & Gas, Inc.(a)	2,469	30,319

Oil, Gas & Consumable Fuels — 4.5%
Abraxas Petroleum Corp.(a)	5,435	6,468
Alta Mesa Resources, Inc., Class A(a)(b)	2,850	2,730
Anadarko Petroleum Corp.	16,877	798,788
Antero Resources Corp.(a)	7,542	75,873
Apache Corp.	12,547	411,793
Arch Coal, Inc., Class A	610	53,759
Ardmore Shipping Corp.(a)	591	3,351
Bonanza Creek Energy, Inc.(a)	672	15,490
Cabot Oil & Gas Corp.	14,233	355,113
California Resources Corp.(a)(b)	1,410	28,412
Callon Petroleum Co.(a)	6,970	56,736
Centennial Resource Development, Inc., Class A(a)(b)	5,750	75,727
Cheniere Energy, Inc.(a)	7,591	498,349
Chesapeake Energy Corp.(a)(b)	28,388	80,906
Chevron Corp.	62,311	7,143,956
Cimarex Energy Co.	2,952	222,404
Clean Energy Fuels Corp.(a)	4,949	9,403
Cloud Peak Energy, Inc.(a)	2,415	901
CNX Resources Corp.(a)	6,831	82,928
Concho Resources, Inc.(a)	6,350	760,984
ConocoPhillips	37,799	2,558,614
CONSOL Energy, Inc.(a)	881	31,302
Continental Resources, Inc.(a)	2,777	128,214
CVR Energy, Inc.	512	20,557
Delek US Holdings, Inc.	2,654	86,282
Denbury Resources, Inc.(a)	13,644	27,697
Devon Energy Corp.	15,572	414,994
DHT Holdings, Inc.	3,294	13,341
Diamondback Energy, Inc.	5,156	531,687
Dorian LPG Ltd.(a)	265	1,452
Eclipse Resources Corp.(a)	580	667
Energy Fuels, Inc.(a)	9,063	25,920
EOG Resources, Inc.	18,852	1,870,118
EP Energy Corp., Class A(a)	381	263
EQT Corp.	8,346	162,497
Equitrans Midstream Corp.(a)	6,676	138,994
Evolution Petroleum Corp.	1,161	8,673
Extraction Oil & Gas, Inc.(a)	3,544	13,963
Exxon Mobil Corp.	138,468	10,146,935
Frontline Ltd.(a)	2,286	11,773
GasLog Ltd.	1,281	22,968
Golar LNG Ltd.	2,888	64,316
Green Plains, Inc.	1,196	16,995
Gulfport Energy Corp.(a)	5,379	45,130
Halcon Resources Corp.(a)(b)	5,332	8,744
Hess Corp.	8,755	472,770
HighPoint Resources Corp.(a)	3,389	9,489
HollyFrontier Corp.	5,272	297,024
International Seaways, Inc.(a)(b)	846	15,330
Jagged Peak Energy, Inc.(a)	2,073	21,829
Kinder Morgan, Inc.	61,334	1,110,145
Kosmos Energy Ltd.(a)	10,916	55,999
Laredo Petroleum, Inc.(a)	4,661	17,712
Lilis Energy, Inc.(a)	1,744	3,784
Marathon Oil Corp.	29,155	460,357

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	21,715	$1,438,836
Matador Resources Co.(a)	3,193	62,264
Murphy Oil Corp.	5,166	141,290
Murphy USA, Inc.(a)	991	72,888
Newfield Exploration Co.(a)	6,417	117,303
Noble Energy, Inc.	16,177	361,394
Nordic American Tankers Ltd.	4,938	10,123
Northern Oil and Gas, Inc.(a)	13,626	34,474
Oasis Petroleum, Inc.(a)	8,289	49,900
Occidental Petroleum Corp.	24,451	1,632,838
ONEOK, Inc.	13,357	857,653
Overseas Shipholding Group, Inc., Class A(a)	2,632	4,764
Panhandle Oil and Gas, Inc., Class A	196	3,136
Par Pacific Holdings, Inc.(a)	783	12,732
Parsley Energy, Inc., Class A(a)	8,067	149,885
PBF Energy, Inc., Class A	3,519	128,866
PDC Energy, Inc.(a)	2,099	68,364
Peabody Energy Corp.	2,520	89,964
Penn Virginia Corp.(a)	390	20,459
Phillips 66	13,462	1,284,409
Pioneer Natural Resources Co.	5,520	785,606
QEP Resources, Inc.(a)	7,498	62,008
Range Resources Corp.	6,720	74,122
Renewable Energy Group, Inc.(a)	1,207	34,882
Resolute Energy Corp.(a)	777	25,431
REX American Resources Corp.(a)	221	16,118
Ring Energy, Inc.(a)	2,128	12,513
SandRidge Energy, Inc.(a)	1,012	8,389
Scorpio Tankers, Inc.	2,206	41,318
SemGroup Corp., Class A	2,436	39,025
Ship Finance International Ltd.	2,530	30,765
SilverBow Resources, Inc.(a)	1,076	26,158
SM Energy Co.	3,522	69,102
Southwestern Energy Co.(a)	18,650	81,500
SRC Energy, Inc.(a)	7,639	37,584
Talos Energy, Inc.(a)	673	12,854
Targa Resources Corp.	7,831	336,811
Teekay Corp.	2,111	7,410
Teekay Tankers Ltd., Class A	1,294	1,294
Tellurian, Inc.(a)(b)	2,575	25,750
Ultra Petroleum Corp.(a)(b)	6,025	4,338
Uranium Energy Corp.(a)	5,795	7,534
Valero Energy Corp.	14,023	1,231,500
W&T Offshore, Inc.(a)	2,856	14,394
Whiting Petroleum Corp.(a)	2,755	78,876
WildHorse Resource Development Corp.(a)	912	15,477
Williams Cos., Inc.	39,726	1,069,821
World Fuel Services Corp.	2,005	49,904
WPX Energy, Inc.(a)	12,219	149,805
Zion Oil & Gas, Inc.(a)	2,870	1,396

		40,393,833

Paper & Forest Products — 0.0%
Boise Cascade Co.	1,353	37,167
Clearwater Paper Corp.(a)	332	11,195
Domtar Corp.	2,070	97,083
Louisiana-Pacific Corp.	4,579	111,636
Neenah, Inc.	540	37,622
PH Glatfelter Co.	1,299	16,601
Schweitzer-Mauduit International, Inc.	953	30,553
Verso Corp., Class A(a)	1,086	26,792

		368,649

Personal Products — 0.2%
Coty, Inc., Class A(a)	14,735	114,344
Edgewell Personal Care Co.(a)	1,706	67,302

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Personal Products (continued)
elf Beauty, Inc.(a)(b)	1,016	$8,534
Estee Lauder Cos., Inc., Class A	7,083	966,263
Herbalife Nutrition Ltd.(a)(b)	3,610	215,517
Inter Parfums, Inc.	577	38,348
Medifast, Inc.	363	46,188
Natural Health Trends Corp.(b)	98	1,606
Nature’s Sunshine Products, Inc.(a)	255	2,040
Nu Skin Enterprises, Inc., Class A	1,745	114,559
Revlon, Inc., Class A(a)(b)	260	6,812
USANA Health Sciences, Inc.(a)	423	49,533

		1,631,046

Pharmaceuticals — 4.2%
Achaogen, Inc.(a)(b)	1,117	1,687
Aclaris Therapeutics, Inc.(a)	795	5,541
Aerie Pharmaceuticals, Inc.(a)	1,091	51,299
Akcea Therapeutics, Inc.(a)(b)	393	10,446
Akorn, Inc.(a)	3,178	11,949
Allergan PLC	11,085	1,596,017
Amneal Pharmaceuticals, Inc.(a)	2,714	33,328
Amphastar Pharmaceuticals, Inc.(a)	1,216	27,676
ANI Pharmaceuticals, Inc.(a)	309	16,606
Aratana Therapeutics, Inc.(a)	6,603	29,251
Assembly Biosciences, Inc.(a)	543	12,370
Assertio Therapeutics, Inc.(a)	2,355	10,503
Bristol-Myers Squibb Co.	53,596	2,646,035
Catalent, Inc.(a)	4,981	183,948
Clearside Biomedical, Inc.(a)	877	1,035
Collegium Pharmaceutical, Inc.(a)(b)	921	14,745
Corcept Therapeutics, Inc.(a)	3,019	33,752
Corium International, Inc.(b)	973	175
Cymabay Therapeutics, Inc.(a)	1,820	15,834
Dermira, Inc.(a)	722	4,765
Dova Pharmaceuticals, Inc.(a)(b)	368	2,826
Durect Corp.(a)	2,947	1,784
Elanco Animal Health, Inc.(a)	2,822	82,346
Eli Lilly & Co.	30,471	3,652,254
Eloxx Pharmaceuticals, Inc.(a)	661	7,972
Endo International PLC(a)	9,415	91,796
Evolus, Inc.(a)	275	4,496
Heska Corp.(a)	201	19,819
Horizon Pharma PLC(a)	5,454	117,206
Innovate Biopharmaceuticals, Inc.(a)(b)	895	2,103
Intersect ENT, Inc.(a)	830	24,626
Intra-Cellular Therapies, Inc.(a)	1,512	18,204
Jazz Pharmaceuticals PLC(a)	1,836	231,134
Johnson & Johnson	87,724	11,674,310
Lannett Co., Inc.(a)	1,056	7,878
Mallinckrodt PLC(a)(b)	2,563	56,027
Marinus Pharmaceuticals, Inc.(a)	1,291	4,286
Medicines Co.(a)(b)	2,056	47,514
Melinta Therapeutics, Inc.(a)	171	144
Merck & Co., Inc.	85,211	6,342,255
Mylan NV(a)	16,737	501,273
MyoKardia, Inc.(a)(b)	1,608	66,539
Nektar Therapeutics(a)	5,537	234,437
Neos Therapeutics, Inc.(a)	1,393	2,981
Odonate Therapeutics, Inc.(a)	353	5,849
Omeros Corp.(a)(b)	1,445	19,710
Optinose, Inc.(a)	514	3,310
Pacira Pharmaceuticals, Inc.(a)	1,136	46,213
Paratek Pharmaceuticals, Inc.(a)(b)	915	6,172
Perrigo Co. PLC	4,312	200,292
Pfizer, Inc.	189,580	8,047,671
Phibro Animal Health Corp., Class A	619	19,325

Security	Shares	Value

Pharmaceuticals (continued)
Prestige Consumer Healthcare, Inc.(a)	1,713	$47,827
Reata Pharmaceuticals, Inc., Class A(a)	493	39,327
Revance Therapeutics, Inc.(a)	1,026	17,719
Sienna Biopharmaceuticals, Inc.(a)	546	1,463
SIGA Technologies, Inc.(a)	1,580	10,712
Supernus Pharmaceuticals, Inc.(a)	1,606	61,237
Teligent, Inc.(a)	475	808
TherapeuticsMD, Inc.(a)(b)	4,721	24,785
Theravance Biopharma, Inc.(a)(b)	1,235	32,172
WaVe Life Sciences Ltd.(a)	476	17,731
Zoetis, Inc.	15,935	1,372,960
Zogenix, Inc.(a)(b)	1,757	76,869

		37,953,324

Producer Durables: Miscellaneous — 0.0%
PROS Holdings, Inc.(a)	878	30,379

Professional Services — 0.5%
ASGN, Inc.(a)	1,543	97,194
Barrett Business Services, Inc.	250	15,663
CBIZ, Inc.(a)	1,845	36,162
CoStar Group, Inc.(a)	1,220	476,703
CRA International, Inc.	196	8,181
Dun & Bradstreet Corp.	1,131	163,701
Equifax, Inc.	3,859	412,990
Exponent, Inc.	1,662	83,034
Franklin Covey Co.(a)	195	4,750
FTI Consulting, Inc.(a)	1,148	78,431
GP Strategies Corp.(a)	414	6,227
Heidrick & Struggles International, Inc.	563	18,607
Huron Consulting Group, Inc.(a)	692	33,458
ICF International, Inc.	640	42,189
IHS Markit Ltd.(a)(b)	12,657	657,151
Insperity, Inc.	1,172	125,029
Kelly Services, Inc., Class A	887	19,869
Kforce, Inc.	689	22,606
Korn/Ferry International	1,744	79,526
ManpowerGroup, Inc.	2,141	169,203
Mistras Group, Inc.(a)	335	4,928
Navigant Consulting, Inc.	1,401	36,314
Nielsen Holdings PLC	11,605	298,016
Paylocity Holding Corp.(a)(b)	922	65,490
Resources Connection, Inc.	605	10,110
Robert Half International, Inc.	3,893	250,826
TransUnion	6,150	374,043
TriNet Group, Inc.(a)	1,356	61,915
TrueBlue, Inc.(a)	1,432	34,926
Verisk Analytics, Inc.(a)	5,227	613,702
WageWorks, Inc.(a)	1,240	39,122
Willdan Group, Inc.(a)	300	10,095

		4,350,161

Real Estate Management & Development — 0.1%
Alexander & Baldwin, Inc.(a)	2,102	48,430
Altisource Portfolio Solutions SA(a)	294	6,962
CareTrust REIT, Inc.	1,899	41,740
CBRE Group, Inc., Class A(a)	10,198	466,558
Consolidated-Tomoka Land Co.	88	5,374
Cushman & Wakefield PLC(a)(b)	1,557	26,843
Essential Properties Realty Trust, Inc.	5,028	79,945
Forestar Group, Inc.(a)	92	1,473
FRP Holdings, Inc.(a)	186	9,434
Howard Hughes Corp.(a)	1,228	136,357
Jones Lang LaSalle, Inc.	1,391	199,483
Kennedy-Wilson Holdings, Inc.	4,020	80,360
Newmark Group, Inc., Class A	4,460	46,607

82	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Real Estate Management & Development (continued)
RE/MAX Holdings, Inc., Class A	632	$26,367
Realogy Holdings Corp.	4,862	86,300
Redfin Corp.(a)(b)	2,320	41,505
RMR Group, Inc., Class A	188	12,410
St. Joe Co.(a)(b)	1,480	23,029
Stratus Properties, Inc.(a)	132	3,128
Tejon Ranch Co.(a)	507	9,542
Trinity Place Holdings, Inc.(a)(b)	384	1,594

		1,353,441

Road & Rail — 1.0%
AMERCO	214	77,609
ArcBest Corp.	886	33,331
Avis Budget Group, Inc.(a)	2,079	55,385
Covenant Transportation Group, Inc., Class A(a)	245	5,777
CSX Corp.	26,553	1,744,532
Daseke, Inc.(a)	1,090	4,545
Genesee & Wyoming, Inc., Class A(a)	2,173	170,624
Heartland Express, Inc.	1,276	25,533
Hertz Global Holdings, Inc.(a)	1,626	26,975
JB Hunt Transport Services, Inc.	2,817	301,532
Kansas City Southern	3,306	349,610
Knight-Swift Transportation Holdings, Inc.	3,988	126,619
Landstar System, Inc.	1,388	140,993
Marten Transport Ltd.	1,272	24,613
Norfolk Southern Corp.	8,982	1,506,641
Old Dominion Freight Line, Inc.	2,300	312,639
Ryder System, Inc.	1,731	100,242
Saia, Inc.(a)	851	51,034
Schneider National, Inc., Class B	1,409	29,927
Union Pacific Corp.	24,143	3,840,427
Universal Logistics Holdings, Inc.	345	7,031
USA Truck, Inc.(a)	408	7,287
Werner Enterprises, Inc.	1,616	53,199
YRC Worldwide, Inc.(a)	617	3,850

		8,999,955

Semiconductors & Semiconductor Equipment — 3.5%
Acacia Communications, Inc.(a)	860	37,419
Adesto Technologies Corp.(a)(b)	971	4,787
Advanced Energy Industries, Inc.(a)	1,282	65,754
Advanced Micro Devices, Inc.(a)	30,142	735,766
Alpha & Omega Semiconductor Ltd.(a)	229	2,727
Ambarella, Inc.(a)	925	35,150
Amkor Technology, Inc.(a)	6,526	52,208
Analog Devices, Inc.	11,787	1,165,263
Applied Materials, Inc.	32,416	1,266,817
Aquantia Corp.(a)	694	6,114
Axcelis Technologies, Inc.(a)	1,025	21,351
AXT, Inc.(a)	1,214	4,989
Broadcom, Inc.	13,235	3,550,289
Brooks Automation, Inc.	2,206	68,673
Cabot Microelectronics Corp.	1,205	122,777
CEVA, Inc.(a)	893	25,397
Cirrus Logic, Inc.(a)	1,979	73,520
Cohu, Inc.	1,255	22,013
Cree, Inc.(a)(b)	3,103	156,484
Cypress Semiconductor Corp.	11,347	157,383
Diodes, Inc.(a)	2,255	75,836
Entegris, Inc.	4,523	149,485
First Solar, Inc.(a)	2,616	132,343
FormFactor, Inc.(a)	2,501	37,565
Ichor Holdings Ltd.(a)	969	19,932
Impinj, Inc.(a)	724	11,092
Inphi Corp.(a)(b)	1,359	53,599

Security	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Integrated Device Technology, Inc.(a)	4,325	$211,276
Intel Corp.	149,369	7,038,267
KLA-Tencor Corp.	5,141	547,876
Kopin Corp.(a)(b)	1,560	2,153
Lam Research Corp.	5,153	873,846
Lattice Semiconductor Corp.(a)	3,540	27,612
MACOM Technology Solutions Holdings, Inc.(a)	1,230	22,177
Marvell Technology Group Ltd.	18,258	338,321
Maxim Integrated Products, Inc.	8,965	486,530
MaxLinear, Inc., Class A(a)(b)	1,973	38,710
Microchip Technology, Inc.	7,461	599,641
Micron Technology, Inc.(a)	37,271	1,424,498
MKS Instruments, Inc.	1,726	140,893
Monolithic Power Systems, Inc.	1,239	156,808
Nanometrics, Inc.(a)	691	21,138
NeoPhotonics Corp.(a)	339	2,448
NVE Corp.	172	16,390
NVIDIA Corp.	18,790	2,701,062
NXP Semiconductors NV	11,383	990,662
ON Semiconductor Corp.(a)	13,150	263,526
PDF Solutions, Inc.(a)	466	4,898
Photronics, Inc.(a)(b)	2,227	23,807
Power Integrations, Inc.	1,465	96,690
Qorvo, Inc.(a)	4,102	268,107
QUALCOMM, Inc.	39,801	1,970,945
Rambus, Inc.(a)	3,047	27,484
Rudolph Technologies, Inc.(a)	953	20,699
Semtech Corp.(a)	2,063	100,179
Silicon Laboratories, Inc.(a)	1,934	147,951
Skyworks Solutions, Inc.	5,714	417,351
SMART Global Holdings, Inc.(a)	304	7,542
SunPower Corp.(a)(b)	2,301	13,369
Teradyne, Inc.	5,468	196,793
Texas Instruments, Inc.	30,678	3,088,661
Ultra Clean Holdings, Inc.(a)	1,174	13,924
Veeco Instruments, Inc.(a)	1,822	17,874
Xilinx, Inc.	8,203	918,244
Xperi Corp.	1,688	36,174

		31,329,259

Software — 6.1%
A10 Networks, Inc.(a)	1,111	7,544
ACI Worldwide, Inc.(a)	3,185	94,149
Adobe, Inc.(a)	16,152	4,002,789
Alarm.com Holdings, Inc.(a)	943	59,343
Allscripts Healthcare Solutions, Inc.(a)	5,814	68,547
Altair Engineering, Inc., Class A(a)	773	25,030
Alteryx, Inc., Class A(a)	880	62,612
Amber Road, Inc.(a)	336	2,927
American Software, Inc., Class A	608	6,724
Anaplan, Inc.(a)	1,056	33,148
ANSYS, Inc.(a)	2,689	441,937
Appfolio, Inc., Class A(a)	449	28,426
Aspen Technology, Inc.(a)	2,260	218,384
Asure Software, Inc.(a)	507	2,692
Atlassian Corp. PLC, Class A(a)	3,326	327,278
Autodesk, Inc.(a)	7,319	1,077,357
Avalara, Inc.(a)	676	26,952
Avaya Holdings Corp.(a)	3,215	54,366
Benefitfocus, Inc.(a)(b)	636	35,584
Blackbaud, Inc.	1,542	110,407
Blackline, Inc.(a)	978	46,533
Bottomline Technologies DE, Inc.(a)	1,351	69,779
Box, Inc., Class A(a)	3,985	83,366
Cadence Design Systems, Inc.(a)	8,948	429,772

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Carbon Black, Inc.(a)	2,356	$36,494
CDK Global, Inc.	4,623	226,111
Ceridian HCM Holding, Inc.(a)	1,434	59,095
ChannelAdvisor Corp.(a)	878	9,439
Cision Ltd.(a)(b)	3,837	47,579
Citrix Systems, Inc.	4,375	448,612
Cloudera, Inc.(a)	5,671	76,558
CommVault Systems, Inc.(a)	1,262	83,380
Cornerstone OnDemand, Inc.(a)	1,665	95,471
Coupa Software, Inc.(a)	1,659	144,267
Digimarc Corp.(a)	290	5,652
DocuSign, Inc.(a)	2,488	123,032
Ebix, Inc.(b)	762	43,525
eGain Corp.(a)	724	5,184
Elastic NV(a)(b)	468	39,780
Ellie Mae, Inc.(a)(b)	1,080	81,864
Envestnet, Inc.(a)	1,386	75,190
ePlus, Inc.(a)	424	33,589
Everbridge, Inc.(a)	836	51,715
Fair Isaac Corp.(a)	911	205,157
FireEye, Inc.(a)	5,877	103,905
Five9, Inc.(a)	1,807	92,392
ForeScout Technologies, Inc.(a)	903	27,542
Fortinet, Inc.(a)	4,784	366,311
Glu Mobile, Inc.(a)	3,454	33,642
Guidewire Software, Inc.(a)	2,511	217,653
HubSpot, Inc.(a)	1,132	179,207
Instructure, Inc.(a)(b)	984	38,898
Intuit, Inc.	7,886	1,701,957
j2 Global, Inc.	1,514	113,792
LivePerson, Inc.(a)	1,786	41,917
LogMeIn, Inc.	1,759	163,622
Manhattan Associates, Inc.(a)	2,340	114,122
Microsoft Corp.	247,639	25,860,941
MicroStrategy, Inc., Class A(a)	315	39,970
MINDBODY, Inc., Class A(a)	1,455	53,049
Mitek Systems, Inc.(a)	1,307	14,416
MobileIron, Inc.(a)	2,756	13,367
Model N, Inc.(a)	760	11,028
Monotype Imaging Holdings, Inc.	1,644	27,290
Netscout Systems, Inc.(a)	3,063	79,424
New Relic, Inc.(a)	1,381	140,379
Nuance Communications, Inc.(a)	10,159	161,223
Nutanix, Inc., Class A(a)	4,663	238,885
OneSpan, Inc.(a)	969	14,138
Oracle Corp.	81,533	4,095,403
Park City Group, Inc.(a)	251	2,174
Paycom Software, Inc.(a)(b)	1,649	244,448
Pegasystems, Inc.	1,263	71,094
Pluralsight, Inc., Class A(a)	839	25,153
Progress Software Corp.	1,381	50,034
Proofpoint, Inc.(a)	1,609	163,909
PTC, Inc.(a)	3,604	305,583
Q2 Holdings, Inc.(a)(b)	1,100	65,373
QAD, Inc., Class A	286	12,058
Qualys, Inc.(a)	1,049	90,770
Rapid7, Inc.(a)(b)	1,116	44,841
RealPage, Inc.(a)(b)	2,211	123,307
Red Hat, Inc.(a)	5,680	1,010,131
RingCentral, Inc., Class A(a)	2,511	232,117
Rosetta Stone, Inc.(a)	562	8,520
SailPoint Technologies Holding, Inc.(a)	2,947	84,137
salesforce.com, Inc.(a)	23,631	3,591,203
SendGrid, Inc.(a)	1,054	57,000

Security	Shares	Value

Software (continued)
ServiceNow, Inc.(a)	6,060	$1,333,321
ShotSpotter, Inc.(a)	218	10,499
SolarWinds Corp.(a)	1,521	26,694
Splunk, Inc.(a)	4,829	602,852
SPS Commerce, Inc.(a)	590	52,309
SS&C Technologies Holdings, Inc.	6,793	349,772
Symantec Corp.	20,426	429,355
Synopsys, Inc.(a)	4,723	440,892
Tableau Software, Inc., Class A(a)	2,424	309,884
Telaria, Inc.(a)	2,084	6,648
TeleNav, Inc.(a)	760	3,367
Trade Desk, Inc., Class A(a)	989	141,111
Tyler Technologies, Inc.(a)	1,390	262,974
Ultimate Software Group, Inc.(a)	946	258,324
Upland Software, Inc.(a)	467	14,589
Varonis Systems, Inc.(a)	868	51,281
Verint Systems, Inc.(a)	2,495	120,683
Veritone, Inc.(a)	406	2,164
VirnetX Holding Corp.(a)(b)	2,642	13,474
VMware, Inc., Class A	2,297	347,008
Workday, Inc., Class A(a)(b)	4,715	855,914
Workiva, Inc.(a)	959	40,182
Yext, Inc.(a)	2,501	38,991
Zendesk, Inc.(a)	3,194	215,691
Zix Corp.(a)	998	7,106
Zscaler, Inc.(a)	2,038	98,578
Zynga, Inc., Class A(a)	24,908	111,588

		55,478,916

Specialty Retail — 2.2%
Aaron’s, Inc.	2,202	110,232
Abercrombie & Fitch Co., Class A	2,163	46,872
Advance Auto Parts, Inc.	2,300	366,160
America’s Car-Mart, Inc.(a)	281	19,659
American Eagle Outfitters, Inc.	5,054	106,740
Asbury Automotive Group, Inc.(a)	625	44,156
Ascena Retail Group, Inc.(a)	4,289	10,508
AutoNation, Inc.(a)(b)	1,685	65,294
AutoZone, Inc.(a)	847	717,697
Barnes & Noble Education, Inc.(a)	774	4,427
Barnes & Noble, Inc.	2,427	14,635
Bed Bath & Beyond, Inc.	4,088	61,688
Best Buy Co., Inc.	7,676	454,726
Big 5 Sporting Goods Corp.	357	1,228
BMC Stock Holdings, Inc.(a)	2,008	34,457
Boot Barn Holdings, Inc.(a)	631	14,784
Buckle, Inc.	884	15,355
Caleres, Inc.	1,279	38,165
CarMax, Inc.(a)	5,722	336,339
Carvana Co.(a)(b)	1,587	58,957
Cato Corp., Class A	507	7,529
Chico’s FAS, Inc.	3,622	21,008
Children’s Place, Inc.	492	47,606
Citi Trends, Inc.	277	5,676
Conn’s, Inc.(a)	641	13,423
Dick’s Sporting Goods, Inc.	2,462	86,933
DSW, Inc., Class A	2,120	57,770
Express, Inc.(a)	2,627	13,923
Five Below, Inc.(a)	1,889	233,726
Floor & Decor Holdings, Inc., Class A(a)	1,981	67,929
Foot Locker, Inc.	3,543	198,018
Francesca’s Holdings Corp.(a)	821	725
GameStop Corp., Class A	3,539	40,132
Gap, Inc.	7,271	184,974
Genesco, Inc.(a)	625	28,238

84	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
GNC Holdings, Inc., Class A(a)	3,255	$9,928
Group 1 Automotive, Inc.	663	40,463
Guess?, Inc.	1,837	35,840
Haverty Furniture Cos., Inc.	502	10,226
Hibbett Sports, Inc.(a)	427	6,977
Home Depot, Inc.	37,702	6,919,448
Hudson Ltd., Class A(a)	1,455	18,740
Kirkland’s, Inc.(a)	341	3,485
L Brands, Inc.	7,940	221,050
Lithia Motors, Inc., Class A	728	64,756
Lowe’s Cos., Inc.	26,831	2,580,069
Lumber Liquidators Holdings, Inc.(a)(b)	1,004	12,068
MarineMax, Inc.(a)	449	7,983
Michaels Cos., Inc.(a)	3,572	49,508
Monro, Inc.	1,015	72,735
National Vision Holdings, Inc.(a)	2,652	84,228
O’Reilly Automotive, Inc.(a)	2,630	906,456
Office Depot, Inc.	17,190	50,711
Party City Holdco, Inc.(a)(b)	1,128	12,453
Penske Automotive Group, Inc.	1,122	52,599
Pier 1 Imports, Inc.(a)	1,225	999
Rent-A-Center, Inc.(a)	1,370	23,975
RH(a)	582	79,076
Ross Stores, Inc.	12,050	1,110,046
Sally Beauty Holdings, Inc.(a)	4,986	85,859
Shoe Carnival, Inc.	372	13,719
Signet Jewelers Ltd.	1,788	43,556
Sleep Number Corp.(a)	1,074	38,664
Sonic Automotive, Inc., Class A	808	12,362
Sportsman’s Warehouse Holdings, Inc.(a)(b)	414	2,128
Systemax, Inc.	366	8,542
Tailored Brands, Inc.	1,674	21,143
Tiffany & Co.	3,989	353,944
Tile Shop Holdings, Inc.	1,702	12,918
Tilly’s, Inc., Class A	598	7,242
TJX Cos., Inc.	40,816	2,029,780
Tractor Supply Co.	4,074	347,920
Ulta Salon Cosmetics & Fragrance, Inc.(a)	1,826	533,046
Urban Outfitters, Inc.(a)	2,358	76,163
Williams-Sonoma, Inc.	2,637	143,532
Winmark Corp.	34	5,241
Zumiez, Inc.(a)	536	13,620

		19,652,887

Technology Hardware, Storage & Peripherals — 3.3%
3D Systems Corp.(a)(b)	3,456	44,099
Apple, Inc.	155,271	25,843,305
Avid Technology, Inc.(a)	592	2,818
Cray, Inc.(a)	1,260	27,644
Dell Technologies, Inc., Class C(a)	5,274	256,264
Diebold Nixdorf, Inc.	2,781	11,819
Eastman Kodak Co.(a)(b)	340	989
Electronics for Imaging, Inc.(a)	1,455	38,427
Hewlett Packard Enterprise Co.	47,683	743,378
HP, Inc.	51,561	1,135,889
Immersion Corp.(a)	1,186	11,255
NCR Corp.(a)(b)	3,882	103,844
NetApp, Inc.	8,581	547,210
Pure Storage, Inc., Class A(a)	5,144	92,129
Stratasys Ltd.(a)	1,763	45,009
Synaptics, Inc.(a)	1,075	42,785
USA Technologies, Inc.(a)(b)	1,580	9,338
Western Digital Corp.	9,494	427,135
Xerox Corp.	6,922	195,270

		29,578,607

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.8%
Capri Holdings Ltd.(a)	4,694	$199,401
Carter’s, Inc.	1,327	110,008
Columbia Sportswear Co.	906	80,806
Crocs, Inc.(a)	1,764	50,662
Culp, Inc.	170	3,247
Deckers Outdoor Corp.(a)	864	110,981
Fossil Group, Inc.(a)	1,424	24,151
G-III Apparel Group Ltd.(a)	1,377	48,016
Hanesbrands, Inc.	11,142	167,019
Lululemon Athletica, Inc.(a)	3,161	467,227
Movado Group, Inc.	450	14,378
NIKE, Inc., Class B	41,348	3,385,574
Oxford Industries, Inc.	585	44,799
PVH Corp.	2,587	282,268
Ralph Lauren Corp.	1,707	198,251
Rocky Brands, Inc.	309	8,284
Skechers U.S.A., Inc., Class A(a)	4,241	115,228
Steven Madden Ltd.	2,896	94,554
Tapestry, Inc.	9,443	365,539
Under Armour, Inc., Class A(a)	6,586	136,594
Under Armour, Inc., Class C(a)	6,394	121,102
Unifi, Inc.(a)	322	6,888
Vera Bradley, Inc.(a)	696	6,229
VF Corp.	10,482	882,270
Wolverine World Wide, Inc.	2,950	101,214

		7,024,690

Thrifts & Mortgage Finance — 0.2%
Axos Financial, Inc.(a)	1,972	59,870
Banc of California, Inc.	1,360	19,829
BankFinancial Corp.	603	9,045
Beneficial Bancorp, Inc.	1,762	27,470
Berkshire Hills Bancorp, Inc.	1,243	33,872
Brookline Bancorp, Inc.	2,260	33,606
Capitol Federal Financial, Inc.	8,121	104,517
Columbia Financial, Inc.(a)	1,426	21,119
Dime Community Bancshares, Inc.	995	19,621
Entegra Financial Corp.(a)	170	3,971
Essent Group Ltd.(a)	2,977	118,336
Federal Agricultural Mortgage Corp., Class C	263	18,607
First Defiance Financial Corp.	610	17,190
Flagstar Bancorp, Inc.(a)	908	28,012
Flushing Financial Corp.	756	16,768
Greene County Bancorp, Inc.	392	11,944
Hingham Institution for Savings	79	14,607
Home Bancorp, Inc.	190	6,718
HomeStreet, Inc.(a)	1,097	26,844
Impac Mortgage Holdings, Inc.(a)	232	814
Kearny Financial Corp.	3,052	39,188
Ladder Capital Corp.	2,642	45,733
LendingTree, Inc.(a)	254	75,270
Merchants Bancorp	405	7,926
Meridian Bancorp, Inc.	1,376	21,789
Meta Financial Group, Inc.	945	22,255
MGIC Investment Corp.(a)	12,493	155,913
Mr Cooper Group, Inc.(a)	2,984	45,924
New York Community Bancorp, Inc.	14,777	171,709
NMI Holdings, Inc., Class A(a)	2,174	47,828
Northfield Bancorp, Inc.	1,190	17,029
Northwest Bancshares, Inc.	2,604	45,935
OceanFirst Financial Corp.	1,828	43,890
Ocwen Financial Corp.(a)	3,735	6,275
Oritani Financial Corp.	3,976	67,035
PCSB Financial Corp.	450	9,139
Provident Bancorp, Inc.(a)	433	9,790

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Thrifts & Mortgage Finance (continued)
Provident Financial Services, Inc.	1,941	$47,962
Radian Group, Inc.	6,995	134,584
Southern Missouri Bancorp, Inc.	347	12,218
Territorial Bancorp, Inc.	536	14,783
TFS Financial Corp.	1,417	23,111
TrustCo Bank Corp. NY	1,531	11,881
United Community Financial Corp.	695	6,589
United Financial Bancorp, Inc.	1,299	19,238
Walker & Dunlop, Inc.	946	45,474
Washington Federal, Inc.	3,037	88,346
Waterstone Financial, Inc.	804	12,623
WSFS Financial Corp.	997	42,043

		1,884,240

Tobacco — 0.8%
22nd Century Group, Inc.(a)(b)	4,139	9,271
Altria Group, Inc.	62,058	3,062,562
Philip Morris International, Inc.	50,790	3,896,609
Turning Point Brands, Inc.	273	9,667
Universal Corp.	807	46,564
Vector Group Ltd.	3,878	42,658

		7,067,331

Trading Companies & Distributors — 0.3%
Air Lease Corp.	3,047	115,603
Aircastle Ltd.	1,676	34,928
Applied Industrial Technologies, Inc.	1,275	75,238
Beacon Roofing Supply, Inc.(a)	2,092	76,002
BlueLinx Holdings, Inc.(a)(b)	266	7,754
CAI International, Inc.(a)	573	14,222
DXP Enterprises, Inc.(a)	556	18,298
Fastenal Co.	9,236	558,409
Foundation Building Materials, Inc.(a)	572	5,228
GATX Corp.	1,166	88,243
GMS, Inc.(a)	1,078	20,407
H&E Equipment Services, Inc.	1,091	29,206
HD Supply Holdings, Inc.(a)	6,408	268,751
Herc Holdings, Inc.(a)	760	28,158
Kaman Corp.	920	54,390
Lawson Products, Inc.(a)	478	14,149
MRC Global, Inc.(a)	2,394	37,394
MSC Industrial Direct Co., Inc., Class A	1,398	116,719
Nexeo Solutions, Inc.(a)	966	9,080
NOW, Inc.(a)	3,477	47,044
Rush Enterprises, Inc., Class A	823	31,480
Rush Enterprises, Inc., Class B	266	10,353
SiteOne Landscape Supply, Inc.(a)(b)	1,243	66,252
Textainer Group Holdings Ltd.(a)	625	8,137
Titan Machinery, Inc.(a)	378	7,084
Triton International Ltd.	1,626	58,455
United Rentals, Inc.(a)	2,665	333,818
Univar, Inc.(a)	3,678	76,613
Veritiv Corp.(a)	406	13,865
W.W. Grainger, Inc.	1,465	432,746
Watsco, Inc.	980	144,530
WESCO International, Inc.(a)	1,485	77,814

		2,880,370

Transportation Infrastructure — 0.0%
Macquarie Infrastructure Corp.	2,573	111,077
Wesco Aircraft Holdings, Inc.(a)	1,784	15,592

		126,669

Water Utilities — 0.1%
American States Water Co.	1,117	75,643
American Water Works Co., Inc.	5,934	567,706

Security	Shares	Value

Water Utilities (continued)
Aqua America, Inc.	5,536	$194,037
Artesian Resources Corp., Class A	493	17,447
Cadiz, Inc.(a)(b)	459	4,728
California Water Service Group	1,529	75,716
Connecticut Water Service, Inc.	397	26,933
Consolidated Water Co. Ltd.	1,363	17,787
Evoqua Water Technologies Corp.(a)	2,386	25,793
Global Water Resources, Inc.	64	616
Middlesex Water Co.	482	27,088
SJW Group	522	31,294
York Water Co.	487	16,022

		1,080,810

Wireless Telecommunication Services — 0.1%
Boingo Wireless, Inc.(a)	1,078	26,001
Gogo, Inc.(a)	2,125	8,776
NII Holdings, Inc.(a)	2,730	13,240
Shenandoah Telecommunications Co.	1,455	69,302
Spok Holdings, Inc.	353	4,886
Sprint Corp.(a)	20,592	128,494
T-Mobile U.S., Inc.(a)	10,451	727,599
Telephone & Data Systems, Inc.	3,183	115,288
United States Cellular Corp.(a)	438	25,220

		1,118,806

Total Common Stocks — 98.3% (Cost — $745,050,748)		890,654,440

Investment Companies — 0.2%
iShares Russell 3000 ETF	8,863	1,412,674

Total Investment Companies — 0.2% (Cost — $1,371,318)		1,412,674

Total Long-Term Investments — 98.5% (Cost — $746,422,066)		892,067,114

Short-Term Securities — 2.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.65%(d)(e)(f)	9,069,120	9,071,841
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.34%(d)(f)	16,685,919	16,685,919

Total Short-Term Securities — 2.8% (Cost — $25,755,173)		25,757,760

Total Investments — 101.3% (Cost — $772,177,239)		917,824,874

Liabilities in Excess of Other Assets — (1.3)%		(11,471,836)

Net Assets — 100.0%		$906,353,038

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

86	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund

(f)

During the six months ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate Persons and/or Related Parties	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	19,141,690	—		(10,072,570	)(c)	9,069,120	$9,071,841	$61,024	(d)	$799	$(1,421)
BlackRock Cash Funds: Treasury, SL Agency Shares	4,830,428	11,855,491	(b)	—		16,685,919	16,685,919	92,591		—	—
BlackRock, Inc.	3,881	194		(174)		3,901	1,619,227	24,060		(21,212)	(312,564)
PNC Financial Services Group, Inc.(e)	14,821	1,191		(849)		15,163	—	27,639		(16,696)	(530,472)
PennyMac Mortgage Investment Trust	1,874	—		—		1,874	37,930	1,762		—	1,781
iShares Russell 3000 ETF	16,310	68,842		(76,289)		8,863	1,412,674	20,837		55,803	(124,201)

							$28,827,591	$227,913		$18,694	$(966,877)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	As of period end, the entity is no longer an affiliate of the Fund.

For Fund compliance purposes, the fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Russell 2000 E-Mini Index	7	03/15/19	$525	$14,021
S&P 500 E-Mini Index	26	03/15/19	3,516	100,192

				$114,213

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$114,213	$—	$—	$—	$114,213

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Total U.S. Stock Market Index Fund

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(598,667)	$—	$—	$—	$(598,667)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$76,475	$—	$—	$—	$76,475

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$6,624,093

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a):
Common Stocks	$890,652,705	$175	$1,560	$890,654,440
Investment Companies	1,412,674	—	—	1,412,674
Short-Term Securities	25,757,760	—	—	25,757,760

	$917,823,139	$175	$1,560	$917,824,874

Derivative Financial Instruments(b)
Assets:
Equity contracts	$114,213	$—	$—	$114,213

	$114,213	$—	$—	$114,213

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are swaps, futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the six months ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

88	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2019

	iShares MSCI Developed World Index Fund	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$205,108,491	$950,784,463	$192,835,444	$888,997,283
Investments at value — affiliated(c)	3,158,881	24,433,839	11,973,956	28,827,591
Cash	—	—	22,784	8,509
Cash pledged for futures contracts	220,980	182,650	35,000	155,000
Foreign currency at value(d)	1,487,633	—	—	—
Receivables:
Dividends — unaffiliated	619,628	501,933	85,554	830,428
Capital shares sold	77,420	4,226,058	107,855	10,948,270
Variation margin on futures contracts	27,068	21,097	4,504	27,896
Securities lending income — affiliated	3,398	11,998	7,031	8,760
Dividends — affiliated	3,113	18,628	3,144	18,188
Investments sold	2,116	—	91,236	—
From the Manager	—	—	18,118	239
Prepaid expenses	25,143	34,415	23,773	31,003

Total assets	210,733,871	980,215,081	205,208,399	929,853,167

LIABILITIES
Cash collateral on securities loaned at value	921,479	19,241,664	10,576,787	9,071,715
Payables:
Recoupment of past waived fees	300,010	213,487	—	—
Capital shares redeemed	129,466	6,537,816	899,128	718,490
Directors’ and Officer’s fees	7,567	5,970	2,847	5,494
Investment advisory fees	2,696	14,897	—	—
Distribution fees	—	22,932	6,462	16,582
Investments purchased	—	506,499	9,095	13,571,715
Other accrued expenses	196,782	326,525	80,844	116,133

Total liabilities	1,558,000	26,869,790	11,575,163	23,500,129

NET ASSETS	$209,175,871	$953,345,291	$193,633,236	$906,353,038

NET ASSETS CONSIST OF
Paid-in capital	$122,802,802	$795,718,576	$184,416,961	$767,132,432
Accumulated earnings	86,373,069	157,626,715	9,216,275	139,220,606

NET ASSETS	$209,175,871	$953,345,291	$193,633,236	$906,353,038

(a) Investments at cost — unaffiliated	$156,453,941	$776,386,947	$180,706,298	$743,485,703
(b) Securities loaned at value	$910,197	$18,988,012	$10,435,208	$8,891,608
(c) Investments at cost — affiliated	$3,102,676	$24,176,189	$11,941,371	$28,691,536
(d) Foreign currency at cost	$1,481,999	$—	$—	$—

Institutional:
Net assets	$13,473,136	$229,401,812	$12,860,081	$79,932,135

Shares outstanding(e)	1,288,244	23,023,034	1,083,304	6,223,606

Net asset value	$10.46	$9.96	$11.87	$12.84

Investor A:
Net assets	$—	$117,170,039	$30,812,400	$82,298,172

Shares outstanding(e)	—	11,802,439	2,599,662	6,415,033

Net asset value	$—	$9.93	$11.85	$12.83

Class K:
Net assets	$195,702,735	$606,773,440	$149,960,755	$744,122,731

Shares outstanding(e)	18,680,857	60,777,760	12,634,187	57,941,980

Net asset value	$10.48	$9.98	$11.87	$12.84

(e)	Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	89

Statements of Operations  (unaudited)

Six Months Ended January 31, 2019

	iShares MSCI Developed World Index Fund	iShares Russell Mid-Cap Index Fund	iShares Russell Small/Mid-Cap Index Fund	iShares Total U.S. Stock Market Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$5,246,706 (a)	$8,833,120 (a)	$1,383,509	$8,995,646
Non-cash dividends — unaffiliated	—	498,575	—	—
Dividends — affiliated	38,548	148,169	26,682	166,889
Securities lending income — affiliated — net	15,008	64,514	40,689	61,024
Foreign taxes withheld	(135,240)	(1,104)	(596)	(1,358)

Total investment income	5,165,022	9,543,274	1,450,284	9,222,201

EXPENSES
Investment advisory	110,462	88,516	23,951	44,293
Service and distribution — class specific	—	200,138	36,794	94,816
Board realignment and consolidation	32,939	20,270	1,736	5,244
Custodian	41,566	16,812	18,530	16,696
Registration	32,396	43,231	26,076	36,753
Transfer agent — class specific	25,293	45,444	9,482	36,323
Professional	22,041	38,903	37,283	31,844
Printing	21,882	18,716	16,672	18,571
Accounting services	4,578	4,536	4,536	4,536
Trustees and Officer	10,281	9,793	4,914	10,852
Recoupment of past fees waived and/or reimbursed	4,855	33,269	—	—
Recoupment of past waived and/or reimbursed fees — class specific	48,378	57,710	—	—
Miscellaneous	31,241	—	6,330	9,451

Total expenses	385,912	577,338	186,304	309,379
Less:
Fees waived and/or reimbursed by the Manager	(44,008)	(24,341)	(84,086)	(45,192)
Transfer agent fees waived and/or reimbursed	(6,729)	(787)	(2,060)	(4,184)

Total expenses after fees waived and/or reimbursed	335,175	552,210	100,158	260,003

Net investment income	4,829,847	8,991,064	1,350,126	8,962,198

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	55,530,852	(6,965,862)	(1,203,236)	(3,288,457)
Investments — affiliated	137,024	(531,453)	(17,990)	18,694
Futures contracts	(1,521,215)	(382,441)	(172,218)	(598,667)
Foreign currency transactions	(48,983)	—	(11)	(6)

	54,097,678	(7,879,756)	(1,393,455)	(3,868,436)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(100,192,536)	(33,588,810)	(7,993,849)	(31,986,532)
Investments — affiliated	(550,657)	200,294	(4,394)	(966,877)
Futures contracts	75,791	83,446	30,166	76,475
Foreign currency translations	9,695	—	—	—

	(100,657,707)	(33,305,070)	(7,968,077)	(32,876,934)

Net realized and unrealized loss	(46,560,029)	(41,184,826)	(9,361,532)	(36,745,370)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(41,730,182)	$(32,193,762)	$(8,011,406)	$(27,783,172)

(a) Includes non-recurring dividends in the amount for below funds	$241,152	$1,400,105

See notes to financial statements.

90	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	iShares MSCI Developed World Index Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$4,829,847	$18,462,655
Net realized gain	54,097,678	16,647,543
Net change in unrealized appreciation (depreciation)	(100,657,707)	59,269,681

Net increase (decrease) in net assets resulting from operations	(41,730,182)	94,379,879

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(1,273,346)	(306,206)
Class K	(29,932,187)	(21,523,058)

Decrease in net assets resulting from distributions to shareholders	(31,205,533)	(21,829,264)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(304,205,674)	(178,290,952)

NET ASSETS(b)
Total decrease in net assets	(377,141,389)	(105,740,337)
Beginning of period	586,317,260	692,057,597

End of period	$209,175,871	$586,317,260

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	91

Statements of Changes in Net Assets  (continued)

	iShares Russell Mid-Cap Index Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,991,064	$9,593,163
Net realized gain (loss)	(7,879,756)	22,147,172
Net change in unrealized appreciation (depreciation)	(33,305,070)	68,266,577

Net increase (decrease) in net assets resulting from operations	(32,193,762)	100,006,912

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(5,659,030)	(55,263,464)
Investor A	(3,939,174)	(38,019,771)
Class K	(17,002,135)	(40,986,736)

Decrease in net assets resulting from distributions to shareholders	(26,600,339)	(134,269,971)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	222,774,060	181,047,107

NET ASSETS(b)
Total increase in net assets	163,979,959	146,784,048
Beginning of period	789,365,332	642,581,284

End of period	$953,345,291	$789,365,332

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

92	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Russell Small/Mid-Cap Index Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,350,126	$1,343,525
Net realized gain (loss)	(1,393,455)	5,153,639
Net change in unrealized appreciation (depreciation)	(7,968,077)	10,197,728

Net increase (decrease) in net assets resulting from operations	(8,011,406)	16,694,892

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(417,364)	(166,124)
Investor A	(981,813)	(547,695)
Class K	(4,646,460)	(2,039,651)

Decrease in net assets resulting from distributions to shareholders	(6,045,637)	(2,753,470)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	81,175,293	23,158,948

NET ASSETS(b)
Total increase in net assets	67,118,250	37,100,370
Beginning of period	126,514,986	89,414,616

End of period	$193,633,236	$126,514,986

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Changes in Net Assets  (continued)

	iShares Total U.S. Stock Market Index Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,962,198	$13,829,168
Net realized gain (loss)	(3,868,436)	1,654,149
Net change in unrealized appreciation (depreciation)	(32,876,934)	98,995,319

Net increase (decrease) in net assets resulting from operations	(27,783,172)	114,478,636

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(1,163,359)	(1,002,922)
Investor A	(1,006,851)	(1,354,067)
Class K	(10,323,053)	(14,697,743)

Decrease in net assets resulting from distributions to shareholders	(12,493,263)	(17,054,732)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	28,899,253	132,437,820

NET ASSETS(b)
Total increase (decrease) in net assets	(11,377,182)	229,861,724
Beginning of period	917,730,220	687,868,496

End of period	$906,353,038	$917,730,220

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

94	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	iShares MSCI Developed World Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,					Period from 06/01/15 (a) to 07/31/15
			2018		2017	2016

Net asset value, beginning of period	$12.12		$11.12		$9.75	$9.92		$10.00

Net investment income(b)	0.12	(c)	0.25		0.25	0.16		0.02
Net realized and unrealized gain (loss)	(0.79)		1.07		1.35	(0.14)		(0.09)

Net increase (decrease) from investment operations	(0.67)		1.32		1.60	0.02		(0.07)

Distributions(d)
From net investment income	(0.14)		(0.28)		(0.21)	(0.16)		(0.01)
From net realized gain	(0.85)		(0.04)		(0.02)	(0.03)		—

Total distributions	(0.99)		(0.32)		(0.23)	(0.19)		(0.01)

Net asset value, end of period	$10.46		$12.12		$11.12	$9.75		$9.92

Total Return(e)
Based on net asset value	(5.14	)%(f)	11.99	%(g)	16.59%	0.23%		(0.66	)%(f)

Ratios to Average Net Assets
Total expenses	0.23	%(h)	0.21%		0.63%	0.41	%(i)	2.93	%(h)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.19	%(h)	0.15%		0.56%	0.41	%(i)	2.93	%(h)

Total expenses after fees waived and/or reimbursed	0.20	%(h)	0.20%		0.20%	0.16	%(i)	0.20	%(h)

Net investment income	2.04	%(c)(h)	2.15%		2.35%	1.75	%(i)	1.32	%(h)

Supplemental Data
Net assets, end of period (000)	$13,473		$15,305		$9,026	$2,765		$14,898

Portfolio turnover rate	1%		34%		6%	10%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.84%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	95

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares MSCI Developed World Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 11/30/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$12.14		$11.13		$9.76	$9.60

Net investment income(b)	0.13	(c)	0.26		0.24	0.17
Net realized and unrealized gain (loss)	(0.80)		1.08		1.36	0.17

Net increase (decrease) from investment operations	(0.67)		1.34		1.60	0.34

Distributions(d)
From net investment income	(0.14)		(0.29)		(0.21)	(0.15)
From net realized gain	(0.85)		(0.04)		(0.02)	(0.03)

Total distributions	(0.99)		(0.33)		(0.23)	(0.18)

Net asset value, end of period	$10.48		$12.14		$11.13	$9.76

Total Return(e)
Based on net asset value	(5.10	)%(f)	12.12	%(g)	16.61%	3.52	%(f)

Total expenses	0.18	%(h)	0.15%		0.19%	0.28	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.15	%(h)	0.12%		0.17%	0.28	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.15	%(h)	0.15%		0.15%	0.14	%(h)(i)

Net investment income	2.19	%(c)(h)	2.22%		2.28%	2.69	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$195,703		$571,012		$683,032	$323,262

Portfolio turnover rate	1%		34%		6%	10%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Class K Shares would have been 0.29%.

See notes to financial statements.

96	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,					Period from 05/13/15 (a) to 07/31/15
			2018		2017	2016

Net asset value, beginning of period	$10.70		$11.26		$10.22	$9.94		$10.00

Net investment income(b)	0.10	(c)	0.16		0.16	0.18		0.03
Net realized and unrealized gain (loss)	(0.53)		1.22		1.14	0.24		(0.07)

Net increase (decrease) from investment operations	(0.43)		1.38		1.30	0.42		(0.04)

Distributions(d)
From net investment income	(0.10)		(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(0.21)		(1.76)		(0.03)	(0.01)		—

Total distributions	(0.31)		(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$9.96		$10.70		$11.26	$10.22		$9.94

Total Return(e)
Based on net asset value	(3.91	)%(f)	13.29	%(g)	12.91%	4.35%		(0.37	)%(f)

Ratios to Average Net Assets
Total expenses	0.13	%(h)	0.13%		0.23%	0.13	%(i)	9.27	%(h)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.07	%(h)	0.09%		0.20%	0.13	%(i)	9.27	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.12	%(h)	0.11%		0.12%	0.06	%(i)	0.12	%(h)

Net investment income	2.07	%(c)(h)	1.46%		1.52%	1.87	%(i)	1.38	%(h)

Supplemental Data
Net assets, end of period (000)	$229,402		$174,840		$366,684	$191,337		$2,985

Portfolio turnover rate	12%		75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.40%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Organization and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.78%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	97

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 11/30/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$10.66		$11.24		$10.20	$9.66

Net investment income(b)	0.10	(c)	0.12		0.13	0.07
Net realized and unrealized gain (loss)	(0.53)		1.22		1.16	0.60

Net increase (decrease) from investment operations	(0.43)		1.34		1.29	0.67

Distributions(d)
From net investment income	(0.09)		(0.16)		(0.22)	(0.12)
From net realized gain	(0.21)		(1.76)		(0.03)	(0.01)

Total distributions	(0.30)		(1.92)		(0.25)	(0.13)

Net asset value, end of period	$9.93		$10.66		$11.24	$10.20

Total Return(e)
Based on net asset value	(3.96	)%(f)	12.96	%(g)	12.78%	7.07	%(f)

Ratios to Average Net Assets
Total expenses	0.34	%(h)	0.35%		0.34%	0.34	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.33	%(h)	0.35%		0.34%	0.34	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.33	%(h)	0.34%		0.33%	0.33	%(h)(j)

Net investment income	2.01	%(c)(h)	1.11%		1.17%	1.06	%(h)(j)

Supplemental Data
Net assets, end of period (000)	$117,170		$203,933		$46,135	$6,669

Portfolio turnover rate	12%		75%		41%	24%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.20%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 0.34%.
(j)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.

See notes to financial statements.

98	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Mid-Cap Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,					Period from 05/13/15 (a) to 07/31/15
			2018		2017	2016

Net asset value, beginning of period	$10.72		$11.28		$10.23	$9.94		$10.00

Net investment income(b)	0.11	(c)	0.13		0.18	0.17		0.03
Net realized and unrealized gain (loss)	(0.54)		1.25		1.13	0.26		(0.07)

Net increase (decrease) from investment operations	(0.43)		1.38		1.31	0.43		(0.04)

Distributions(d)
From net investment income	(0.10)		(0.18)		(0.23)	(0.13)		(0.02)
From net realized gain	(0.21)		(1.76)		(0.03)	(0.01)		—

Total distributions	(0.31)		(1.94)		(0.26)	(0.14)		(0.02)

Net asset value, end of period	$9.98		$10.72		$11.28	$10.23		$9.94

Total Return(e)
Based on net asset value	(3.88	)%(f)	13.32	%(g)	13.02%	4.46%		(0.37	)%(f)

Ratios to Average Net Assets
Total expenses	0.07	%(h)	0.09%		0.08%	0.09	%(i)	9.42	%(h)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.06	%(h)	0.08%		0.07%	0.09	%(i)	9.42	%(h)(j)

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.07%		0.06%	0.07	%(i)	0.08	%(h)

Net investment income	2.13	%(c)(h)	1.25%		1.67%	1.78	%(i)	1.21	%(h)

Supplemental Data
Net assets, end of period (000)	$606,773		$410,593		$229,763	$2,174,096		$45

Portfolio turnover rate	12%		75%		41%	24%		8%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Net investment income per share and the ratio of net investment income to average net assets includes $0.02 per share and 0.40%, respectively, resulting from a special dividend.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Organization and offering costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 12.82%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	99

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$13.20		$11.58		$10.22		$10.00

Net investment income(b)	0.10		0.15		0.15		0.14
Net realized and unrealized gain (loss)	(1.03)		1.82		1.38		0.19

Net increase (decrease) from investment operations	(0.93)		1.97		1.53		0.33

Distributions(c)
From net investment income	(0.10)		(0.17)		(0.15)		(0.11)
From net realized gain	(0.30)		(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.40)		(0.35)		(0.17)		(0.11)

Net asset value, end of period	$11.87		$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	(6.88	)%(f)	17.27	%(g)	15.02%		3.44	%(f)

Ratios to Average Net Assets
Total expenses	0.25	%(h)	0.28%		0.74	%(i)	1.60	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.25	%(h)	0.28%		0.74	%(i)	1.60	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.12	%(h)	0.12%		0.11	%(i)	0.12	%(h)(i)

Net investment income	1.66	%(h)	1.21%		1.31	%(i)	1.50	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$12,860		$14,431		$3,939		$78

Portfolio turnover rate	9%		54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Organization and offerings costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.63%.

See notes to financial statements.

100	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$13.18		$11.56		$10.21		$10.00

Net investment income(b)	0.09		0.14		0.13		0.08
Net realized and unrealized gain (loss)	(1.03)		1.80		1.37		0.23

Net increase (decrease) from investment operations	(0.94)		1.94		1.50		0.31

Distributions(c)
From net investment income	(0.09)		(0.14)		(0.13)		(0.10)
From net realized gain	(0.30)		(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.39)		(0.32)		(0.15)		(0.10)

Net asset value, end of period	$11.85		$13.18		$11.56		$10.21

Total Return(e)
Based on net asset value	(7.00	)%(f)	17.03	%(g)	14.71%		3.24	%(f)

Ratios to Average Net Assets
Total expenses	0.46	%(h)	0.51%		0.74	%(i)	1.17	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.46	%(h)	0.51%		0.74	%(i)	1.17	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.35	%(h)	0.35%		0.33	%(i)	0.35	%(h)(i)

Net investment income	1.44	%(h)	1.10%		1.22	%(i)	0.79	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$30,812		$25,073		$21,358		$5,713

Portfolio turnover rate	9%		54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.18%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Russell Small/Mid-Cap Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$13.20		$11.58		$10.22		$10.00

Net investment income(b)	0.11		0.17		0.16		0.14
Net realized and unrealized gain (loss)	(1.04)		1.80		1.37		0.19

Net increase (decrease) from investment operations	(0.93)		1.97		1.53		0.33

Distributions(c)
From net investment income	(0.10)		(0.17)		(0.15)		(0.11)
From net realized gain	(0.30)		(0.18)		(0.02)		(0.00	)(d)

Total distributions	(0.40)		(0.35)		(0.17)		(0.11)

Net asset value, end of period	$11.87		$13.20		$11.58		$10.22

Total Return(e)
Based on net asset value	(6.85	)%(f)	17.32	%(g)	15.04%		3.48	%(f)

Total expenses	0.18	%(h)	0.23%		0.47	%(i)	1.34	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.18	%(h)	0.23%		0.47	%(i)	1.34	%(h)(i)(j)

Total expenses after fees waived and/or reimbursed	0.07	%(h)	0.07%		0.07	%(i)	0.08	%(h)(i)

Net investment income	1.76	%(h)	1.37%		1.47	%(i)	1.57	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$149,961		$87,011		$64,118		$27,109

Portfolio turnover rate	9%		54%		48%		17%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the total expenses would have been 1.37%.

See notes to financial statements.

102	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$13.52		$11.89		$10.44		$10.00

Net investment income(b)	0.13		0.22		0.21		0.18
Net realized and unrealized gain (loss)	(0.63)		1.69		1.44		0.39

Net increase (decrease) from investment operations	(0.50)		1.91		1.65		0.57

Distributions(c)
From net investment income	(0.13)		(0.22)		(0.19)		(0.13)
From net realized gain	(0.05)		(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.18)		(0.28)		(0.20)		(0.13)

Net asset value, end of period	$12.84		$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	(3.61	)%(f)	16.21	%(g)	16.03	%(g)	5.75	%(f)

Ratios to Average Net Assets
Total expenses	0.09	%(h)	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.09	%(h)	0.11%		0.08%		0.77	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.08	%(h)	0.08%		0.05%		0.06	%(h)(i)

Net investment income	2.00	%(h)	1.69%		1.87%		1.96	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$79,932		$83,121		$27,221		$2,428

Portfolio turnover rate	10%		14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.79%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$13.50		$11.88		$10.44		$10.00

Net investment income(b)	0.12		0.19		0.18		0.10
Net realized and unrealized gain (loss)	(0.62)		1.68		1.44		0.45

Net increase (decrease) from investment operations	(0.50)		1.87		1.62		0.55

Distributions(c)
From net investment income	(0.12)		(0.19)		(0.17)		(0.11)
From net realized gain	(0.05)		(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.17)		(0.25)		(0.18)		(0.11)

Net asset value, end of period	$12.83		$13.50		$11.88		$10.44

Total Return(e)
Based on net asset value	(3.66	)%(f)	15.87	%(g)	15.71	%(g)	5.57	%(f)

Ratios to Average Net Assets
Total expenses	0.32	%(h)	0.34%		0.33%		0.44	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed . .	0.32	%(h)	0.34%		0.32%		0.44	%(h)(i)(j)

Total expenses after fees waived and paid indirectly .	0.31	%(h)	0.31%		0.29%		0.29	%(h)(i)

Net investment income	1.76	%(h)	1.51%		1.63%		1.06	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$82,298		$72,794		$61,048		$8,873

Portfolio turnover rate	10%		14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.44%.

See notes to financial statements.

104	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Total U.S. Stock Market Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 08/13/15 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$13.52		$11.89		$10.44		$10.00

Net investment income(b)	0.14		0.23		0.22		0.17
Net realized and unrealized gain (loss)	(0.63)		1.69		1.44		0.40

Net increase (decrease) from investment operations	(0.49)		1.92		1.66		0.57

Distributions(c)
From net investment income	(0.14)		(0.23)		(0.20)		(0.13)
From net realized gain	(0.05)		(0.06)		(0.01)		(0.00	)(d)

Total distributions	(0.19)		(0.29)		(0.21)		(0.13)

Net asset value, end of period	$12.84		$13.52		$11.89		$10.44

Total Return(e)
Based on net asset value	(3.58	)%(f)	16.26	%(g)	16.05	%(g)	5.78	%(f)

Total expenses	0.04	%(h)	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses excluding recoupment of past fees waived and/or reimbursed	0.04	%(h)	0.06%		0.06%		0.37	%(h)(i)(j)

Total expenses after fees waived and paid indirectly	0.03	%(h)	0.03%		0.03%		0.03	%(h)(i)

Net investment income	2.05	%(h)	1.79%		1.95%		1.71	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$744,123		$761,815		$599,599		$290,381

Portfolio turnover rate	10%		14%		11%		4%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Includes payment received from an affiliate, which had no impact on the Fund’s total return.
(h)	Annualized.
(i)	Excludes 0.01% of expenses incurred indirectly as a result of investments in underlying funds.
(j)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.38%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	105

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. Each Fund is a series of the Trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares MSCI Developed World Index Fund	World Index	Diversified
iShares Russell Mid-Cap Index Fund	Mid-Cap Index	Diversified
iShares Russell Small/Mid-Cap Index Fund	Small/Mid-Cap Index	Diversified
iShares Total U.S. Stock Market Index Fund	Total U.S. Stock Market Index	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Investor A and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Multi-Asset Complex.

On November 28, 2018, the Board of Trustees approved a proposal to close the iShares MSCI Developed World Index Fund to new and subsequent investments and thereafter to liquidate the Fund. Effective January 18, 2019, the iShares MSCI Developed World Index Fund stopped accepting purchase orders from new investors, and on April 29, 2019, the Fund will no longer accept purchase orders from existing investors. The liquidation is expected to occur on or about May 7, 2019.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

106	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements  (unaudited) (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value - unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Developed World Index
Citigroup Global Markets Inc.	$181,750	$(181,750)	$—
Credit Suisse Securities (USA) LLC	91,514	(91,514)	—
Goldman Sachs & Co.	253,346	(253,346)	—
ING Financial Markets LLC	16,971	(16,971)	—
National Financial Services LLC	41,035	(41,035)	—
State Street Bank & Trust Company	290,617	(289,912)	705
Td Prime Services LLC	34,964	(34,964)	—

Total	$910,197	$(909,492)	$705

Mid-Cap Index
Barclays Capital Inc.	$17,784	$(17,784)	$—
Citigroup Global Markets Inc.	3,532,538	(3,532,538)	—
Credit Suisse Securities (USA) LLC	4,662,901	(4,637,913)	24,988
Jefferies & Co	4,938	(4,938)	—
Merrill Lynch, Pierce, Fenner & Smith	3,033,183	(3,033,183)	—
Morgan Stanley & Co. LLC	6,400,257	(6,400,257)	—
Scotia Capital (USA) Inc.	242,022	(217,773)	24,249
State Street Bank & Trust Company	266,279	(266,279)	—
Wells Fargo Securities LLC	828,110	(828,110)	—

Total	$18,988,012	$(18,938,775)	$49,237

108	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Small/Mid-Cap Index
Citigroup Global Markets Inc.	$2,253,607	$(2,253,607)	$—
Credit Suisse Securities (USA) LLC	1,046,023	(1,046,023)	—
Jefferies & Co	56,932	(56,932)	—
JP MORGAN SECURITIES LLC	2,600,468	(2,600,468)	—
Merrill Lynch, Pierce, Fenner & Smith	898,744	(898,744)	—
Morgan Stanley & Co. LLC	2,325,786	(2,325,786)	—
National Financial Services LLC	459,524	(459,524)	—
SG Americas Securities LLC	78,039	(78,039)	—
State Street Bank & Trust Company	543,858	(543,858)	—
TD Prime Services LLC	172,227	(171,394)	833

	$10,435,208	$(10,434,375)	$833

Total U.S. Stock Market Index
BNP Paribas Securities Corp.	$24,991	$(24,991)	$—
Citigroup Global Markets Inc.	1,621,956	(1,621,956)	—
Credit Suisse Securities (USA) LLC	396,297	(396,297)	—
ING Financial Markets LLC	1,883	(1,883)	—
Jefferies & Co.	9,837	(9,837)	—
JP Morgan Securities LLC	2,761,390	(2,761,390)	—
Merrill Lynch, Pierce, Fenner & Smith	191,506	(191,033)	473
Morgan Stanley & Co. LLC	1,954,220	(1,954,220)	—
Scotia Capital (USA) Inc.	109,445	(109,445)	—
State Street Bank & Trust Company	458,417	(458,417)	—
TD Prime Services LLC	306,067	(305,556)	511
Wells Fargo Bank, National Association	790,125	(790,125)	—
Wells Fargo Securities LLC	265,474	(265,474)	—

	$8,891,608	$(8,890,624)	$984

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
$921,479	$19,241,664	$10,576,787	$9,071,715

(b)

The market value of the loaned securities is determined as of January 31, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements  (unaudited) (continued)

Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, each Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

Investment Advisory Fees
Developed World Index	0.05%
Mid-Cap Index	0.02
Small/Mid-Cap Index	0.03
Total U.S. Stock Market Index	0.01

With respect to each Fund, the Manager entered into a sub-advisory agreement with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

Investor A
Mid-Cap Index	0.25%
Small/Mid-Cap Index	0.25
Total U.S. Stock Market Index	0.25

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Investor A
Mid-Cap Index	$200,138
Small/Mid-Cap Index	36,794
Total U.S. Stock Market Index	94,816

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2019, the Funds did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Class K	Total
Developed World Index	$—	$—	$310	$310
Mid-Cap Index	375	1,230	496	2,101
Small/Mid-Cap Index	25	306	97	428
Total U.S. Stock Market Index	132	980	614	1,726

For the six months ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Investor A	Class K	Total
Developed World Index	$3,140	$—	$22,153	$25,293
Mid-Cap Index	3,338	14,729	27,377	45,444
Small/Mid-Cap Index	4,290	4,174	1,018	9,482
Total U.S. Stock Market Index	21,254	11,939	3,130	36,323

110	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived were as follows:

Amount Waived
Developed World Index	$692
Mid-Cap Index	3,620
Small/Mid-Cap Index	731
Total U.S. Stock Market Index	2,963

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Developed World Index	$—
Mid-Cap Index	450
Small/Mid-Cap Index	85
Total U.S. Stock Market Index	124

With respect to each Fund, Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Class K
Developed World Index	0.20%	N/A	0.15%
Mid-Cap Index	0.12	0.37%	0.07
Small/Mid-Cap Index	0.12	0.37	0.07
Total U.S. Stock Market Index	0.08	0.33	0.03

The Manager has agreed not to reduce or discontinue these contractual expense limitations through November 30, 2019, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or reimbursed by the Manager
Developed World Index	$10,377
Mid-Cap Index	—
Small/Mid-Cap Index	81,534
Total U.S. Stock Market Index	36,861

For the six months ended January 31, 2019, class specific expense waivers and/or reimbursements were as follows:

Transfer Agent Fees Waived and/or reimbursed	Institutional	Investor A	Class K	Total
Developed World Index	$235	$—	$6,494	$6,729
Mid-Cap Index	—	—	787	787
Small/Mid-Cap Index	1,043	—	1,017	2,060
Total U.S. Stock Market	1,054	—	3,130	4,184

The Funds have begun to incur expenses in connection with a potential realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amount reimbursed was as follows:

Amounts Reimbursed
Developed World Index	$32,939
Mid-Cap Index	20,270
Small/Mid-Cap Index	1,736
Total U.S. Stock Market Index	5,244

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements  (unaudited) (continued)

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2)	the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

For the six months ended January 31, 2019, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Developed World Index	Mid-Cap Index
Fund Level	$4,855	$33,269
Institutional	2,667	56,666
Investor A	—	1,044
Class K	45,711	—

On January 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31,
	2019	2020	2021
Developed World Index
Fund Level	$—	$—	$10,377
Institutional	21,460	339	235
Class K	78,339	280	6,494
Mid-Cap Index
Fund Level	65,535	89,460	—
Institutional	224,623	7,857	—
Investor A	—	—	—
Class K	316,356	23,537	787
Small/Mid-Cap Index
Fund Level	270,443	164,043	81,534
Institutional	152	1,986	1,043
Investor A	—	4	—
Class K	520	1,442	1,017
Total U.S. Stock Market Index
Fund Level	166,089	198,637	36,861
Institutional	—	3,114	1,054
Investor A	—	—	—
Class K	1,180	11,043	3,130

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of Mid-Cap Index, Small/Mid-Cap Index and Total U.S. Stock Market Index retains 73.5% of securities lending income which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Developed World Index retains 82% of securities lending income which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

112	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund , pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: each of Mid-Cap Index, Small/Mid-Cap Index and Total U.S. Stock Market Index retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Developed World Index retains 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2019, each Fund paid BTC the following amounts for securities lending agent services:

	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
BTC	$2,850	$22,058	$13,999	$20,931

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended January 31, 2019, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
Developed World Index	$297,305	$520,887	$15,237
Mid-Cap Index	3,585,905	2,347,328	536,916
Small/Mid-Cap Index	206,520	26,732	(7,758)
Total U.S. Stock Market Index	3,107,930	727,115	10,277

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Purchases	$5,331,821	$323,231,335	$91,692,405	$110,147,139
Sales	336,446,067	103,593,578	14,725,452	90,056,465

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on Developed World Index and Mid-Cap Index Funds’ U.S. federal tax returns generally remains open for period ended July 31, 2015 and three years ended July 31, 2018. The statute of limitations on Total U.S. Stock Market Index and Small/Mid-Cap Index Funds’ U.S. federal tax returns generally remains open for the period ended July 31, 2016 and two years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements  (unaudited) (continued)

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Developed World Index	Mid-Cap Index	Small/Mid-Cap Index	Total U.S. Stock Market Index
Tax cost	$163,888,373	$810,961,898	$194,224,711	$775,418,217

Gross unrealized appreciation	53,692,466	199,789,405	22,795,205	180,804,737
Gross unrealized depreciation	(9,234,208)	(35,428,350)	(12,184,383)	(38,283,868)

Net unrealized appreciation (depreciation)	$44,458,258	$164,361,055	$10,610,822	$142,520,869

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

114	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
Developed World Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	320,381	$3,184,792	573,624	$6,756,109
Shares issued in reinvestment of distributions	117,695	1,181,182	9,985	118,615
Shares redeemed	(412,161)	(4,216,763)	(133,301)	(1,584,752)

Net increase	25,915	$149,211	450,308	$5,289,972

Class K
Shares sold	3,324,751	$36,963,992	30,594,471	$359,176,007
Shares issued in reinvestment of distributions	2,944,358	29,849,272	1,610,678	19,051,093
Shares redeemed	(34,612,217)	(371,168,149)	(46,540,319)	(561,808,024)

Net decrease	(28,343,108)	$(304,354,885)	(14,335,170)	$(183,580,924)

Total Net Decrease	(28,317,193)	$(304,205,674)	(13,884,862)	$(178,290,952)

	Six Months Ended 01/31/19		Year Ended 07/31/18
Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	16,585,873	$159,356,696	7,161,407	$77,913,891
Shares issued in reinvestment of distributions	591,202	5,624,622	5,418,996	55,259,354
Shares redeemed	(10,494,140)	(101,736,175)	(28,801,520)	(304,047,467)

Net increase (decrease)	6,682,935	$63,245,143	(16,221,117)	$(170,874,222)

Investor A
Shares sold	2,935,533	$30,361,029	23,669,130	$258,611,521
Shares issued in reinvestment of distributions	415,330	3,939,105	3,741,405	38,000,120
Shares redeemed	(10,682,633)	(108,278,959)	(12,382,408)	(132,412,248)

Net increase (decrease)	(7,331,770)	$(73,978,825)	15,028,127	$164,199,393

Class K
Shares sold	29,081,758	$299,919,545	25,948,408	$270,997,956
Shares issued in reinvestment of distributions	1,787,582	16,982,371	3,642,951	40,513,305
Shares redeemed	(8,396,079)	(83,394,174)	(11,657,254)	(123,789,325)

Net increase	22,473,261	$233,507,742	17,934,105	$187,721,936

Total Net Increase	21,824,426	$222,774,060	16,741,115	$181,047,107

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/19		Year Ended 07/31/18
Small/Mid-Cap Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	485,996	$6,260,290	831,691	$10,422,020
Shares issued in reinvestment of distributions	37,072	417,364	13,389	166,124
Shares redeemed	(532,867)	(6,841,659)	(92,215)	(1,165,344)

Net increase (decrease)	(9,799)	$(164,005)	752,865	$9,422,800

Investor A
Shares sold	1,030,470	$12,847,809	1,001,994	$12,430,529
Shares issued in reinvestment of distributions	87,680	981,155	44,634	547,457
Shares redeemed	(420,360)	(5,017,324)	(992,017)	(12,428,000)

Net increase	697,790	$8,811,640	54,611	$549,986

Class K
Shares sold	6,771,544	$81,599,875	2,060,196	$25,760,053
Shares issued in reinvestment of distributions	415,900	4,646,239	165,732	2,039,651
Shares redeemed	(1,144,227)	(13,718,456)	(1,173,688)	(14,613,542)

Net increase	6,043,217	$72,527,658	1,052,240	$13,186,162

Total Net Increase	6,731,208	$81,175,293	1,859,716	$23,158,948

	Six Months Ended 01/31/19		Year Ended 07/31/18
Total U.S. Stock Market Index	Shares	Amount	Shares	Amount
Institutional
Shares sold	1,366,962	$17,897,466	5,129,844	$65,467,930
Shares issued in reinvestment of distributions	92,707	1,161,770	77,763	1,001,608
Shares redeemed	(1,385,002)	(17,973,330)	(1,347,705)	(17,830,346)

Net increase	74,667	$1,085,906	3,859,902	$48,639,192

Investor A
Shares sold	1,733,906	$22,401,436	2,135,469	$27,201,390
Shares issued in reinvestment of distributions	80,541	1,006,821	105,413	1,343,749
Shares redeemed	(790,315)	(10,367,028)	(1,989,042)	(25,509,938)

Net increase	1,024,132	$13,041,229	251,840	$3,035,201

Class K
Shares sold	10,728,301	$134,788,411	19,469,425	$248,273,030
Shares issued in reinvestment of distributions	809,817	10,153,949	1,134,631	14,499,882
Shares redeemed	(9,952,743)	(130,170,242)	(14,669,275)	(182,009,485)

Net increase	1,585,375	$14,772,118	5,934,781	$80,763,427

Total Net Increase	2,684,174	$28,899,253	10,046,523	$132,437,820

As of January 31, 2019, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Investor A	Class K
Developed World Index	$12,595	N/A	$—
Mid-Cap Index	—	$10,414	—

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

116	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Distributions for the year ended July 31, 2018, were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
iShares Russell Mid-Cap Index Fund	Institutional	$5,118,009	$50,145,455
	Investor A	3,301,454	34,718,317
	Class K	4,170,675	36,816,061
iShares Russell Small/Mid-Cap Index Fund	Institutional	92,746	73,378
	Investor A	250,638	297,057
	Class K	1,023,629	1,016,022
iShares Total U.S. Stock Market Index Fund	Institutional	857,580	145,342
	Investor A	1,044,830	309,237
	Class K	11,857,643	2,840,100

Undistributed net investment income as of July 31, 2018, is as follows:

Undistributed Net Investment Income
iShares MSCI Developed World Index Fund	$512,001
iShares Russell Mid-Cap Index Fund	1,829,690
iShares Russell Small/Mid-Cap Index Fund	132,799
iShares Total U.S. Stock Market Index Fund	1,440,620

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	117

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders and each Fund’s elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Manager

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Service Provider

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

118	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

ADDITIONAL INFORMATION	119

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

AGC	Assured Guarantee Corp.

AMBAC	American Municipal Bond Assurance Corp.

CVR	Contingent Value Rights

ETF	Exchange Traded Fund

NVDR	Non-voting Depository Receipts

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

120	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Index5-1/19-SAR

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock FundsSM

➢	iShares Edge MSCI Min Vol EAFE Index Fund
➢	iShares Edge MSCI Min Vol USA Index Fund
➢	iShares Edge MSCI Multifactor Intl Index Fund
➢	iShares Edge MSCI Multifactor USA Index Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

Investment Objective

iShares Edge MSCI Min Vol EAFE Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of developed markets equities that, in the aggregate, have lower volatility characteristics relative to the broader developed equity markets, excluding the United States and Canada.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned (3.50)%, while Class K Shares returned (3.56)%. The benchmark MSCI EAFE Minimum Volatility (USD) Index (the “Index”) returned (3.30)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied, as a -2.5% depreciation in the yen helped export names. Continued Brexit uncertainty weighed on the market, influencing a -1.5% decline in the sterling. Italy also weighed on the market, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the Western European region.

In Asia-Pacific, a roughly +3.5% jump in the Japanese yen against the U.S. dollar weighed on the export-oriented equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	(3.50)%	(4.56)%	4.54%
Class K	(3.56)	(4.52)	4.58
MSCI EAFE Minimum Volatility (USD) Index(d)	(3.30)	(4.54)	4.92

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI EAFE Minimum Volatility (USD) Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI EAFE Minimum Volatility (USD) Index (i.e., depositary receipts representing securities of the MSCI EAFE Minimum Volatility (USD) Index).

(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$965.00	$1.14	$1,000.00	$1,024.05	$1.17	0.23%
Class K	1,000.00	964.40	0.89	1,000.00	1,024.30	0.92	0.18

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Hong Kong & China Gas Co. Ltd.	2%
Nestle SA	2
CLP Holdings Ltd.	1
Roche Holding AG	1
Novartis AG, Registered Shares	1
NTT DOCOMO, Inc.	1
Swisscom AG, Registered Shares	1
Swiss Re AG	1
Zurich Insurance Group AG	1
Nippon Telegraph & Telephone Corp.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	30%
Switzerland	14
United Kingdom	12
Hong Kong	9
Australia	7
France	6
Singapore	4
Germany	3
Denmark	3
Belgium	3
Israel	2
Finland	2
Ireland	1
Netherlands	1
Sweden	1
Other	2	(a)
Short-Term Securities	—	(b)

(a)	Other includes a less than 1% investment in each of the following countries: Italy, Luxembourg, New Zealand, Norway and Spain.
(b)	Represents less than 1%.

FUND SUMMARY	5

Fund Summary as of January 31, 2019	iShares Edge MSCI Min Vol USA Index Fund

Investment Objective

iShares Edge MSCI Min Vol USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. equities that, in the aggregate, have lower volatility characteristics relative to the broader U.S. equity market.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned 2.02%, while Class K Shares returned 2.04%. The benchmark MSCI USA Minimum Volatility (USD) Index (the “Index”) returned 2.10% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the MSCI USA Minimum Volatility (USD) Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019	iShares Edge MSCI Min Vol USA Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	2.02%	3.56%	8.90%
Class K	2.04	3.61	8.95
MSCI USA Minimum Volatility (USD) Index(d)	2.10	3.76	9.10

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Minimum Volatility (USD) Index.
(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-capitalization U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,020.20	$0.92	$1,000.00	$1,024.30	$0.92	0.18%
Class K	1,000.00	1,020.40	0.66	1,000.00	1,024.55	0.66	0.13

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Newmont Mining Corp.	2%
Waste Management, Inc.	2
Visa, Inc.	2
Pfizer, Inc.	1
Coca-Cola Co.	1
McDonald’s Corp.	1
Fiserv, Inc.	1
Republic Services, Inc.	1
PepsiCo, Inc.	1
Johnson & Johnson	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	16%
Health Care	15
Financials	13
Consumer Staples	12
Consumer Discretionary	10
Real Estate	8
Utilities	8
Industrials	8
Communication Services	5
Materials	2
Energy	2
Investment Companies	1
Short term	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	7

Fund Summary as of January 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund

Investment Objective

iShares Edge MSCI Multifactor Intl Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of global developed market large- and mid-capitalization stocks, excluding the United States, that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned (7.86)%, while Class K Shares returned (7.83)%. The benchmark MSCI World ex USA Diversified Multiple-Factor Index (the “Index”) returned (7.65)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, risk sentiment was elevated, as steady corporate earnings and economic growth supported developed markets generally in the face of rising U.S. protectionism. In Japan, equities rallied, as a -2.5% depreciation in the yen helped export names. Continued Brexit uncertainty weighed on the market, influencing a -1.5% decline in the sterling. Italy also weighed on the market, as a rift between the populist government and the European Union regarding the country’s budget plans was a source of investor concern.

By the fourth quarter of 2018, developed markets faced considerable headwinds from tightening global financial conditions, slowing growth, and heightened macroeconomic uncertainty throughout the year. Slowing economic activity, broad-market risk-off behavior, and political uncertainty marred the Western European region.

In Asia-Pacific, a roughly +3.5% jump in the Japanese yen against the U.S. dollar weighed on the export-oriented equity market broadly. Elsewhere, Australian equities fell as the slowdown in China weighed on the country’s domestic growth prospects.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	(7.86)%	(13.05)%	7.98%
Class K	(7.83)	(13.00)	8.03
MSCI World ex USA Diversified Multiple-Factor Index(d)	(7.65)	(13.03)	8.32

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)

The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World ex USA Diversified Multiple-Factor Index and in investments that have economic characteristics that are substantially similar to the component securities of the MSCI World ex USA Diversified Multiple-Factor Index (i.e., depositary receipts representing securities of the MSCI World ex USA Diversified Multiple-Factor Index).

(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that is based on the MSCI World ex USA Index, its parent index, which includes large- and mid-capitalization stocks across 22 of 23 developed markets, excluding the United States. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$921.40	$1.70	$1,000.00	$1,023.44	$1.79	0.35%
Investor K	1,000.00	921.70	1.45	1,000.00	1,023.69	1.53	0.30

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Amadeus IT Group SA	2%
Hitachi Ltd.	2
AXA SA	2
Woolworths Group Ltd.	2
Astellas Pharma, Inc.	2
Anglo American PLC	2
ITOCHU Corp.	2
Repsol SA	2
Roche Holding AG	2
Link REIT	2

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
Japan	25%
United Kingdom	15
Australia	11
France	9
Canada	8
Switzerland	7
Hong Kong	5
Spain	5
Germany	4
Netherlands	3
Belgium	2
Sweden	1
Israel	1
Other	4	(a)
Short-Term Securities	—	(b)

(a)	Other includes a less than 1% investment in each of the following countries: Austria, China, Denmark, Finland, Ireland, Italy, Luxembourg, New Zealand, Norway and Singapore.
(b)	Represents less than 1%.

FUND SUMMARY	9

Fund Summary as of January 31, 2019	iShares Edge MSCI Multifactor USA Index Fund

Investment Objective

iShares Edge MSCI Multifactor USA Index Fund’s (the “Fund”) investment objective is to seek to track the investment results of an index composed of U.S. large- and mid-capitalization stocks that have favorable exposure to target style factors subject to constraints.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund’s Institutional Shares returned (6.13)%, while Class K Shares returned (6.11)%. The benchmark MSCI USA Diversified Multiple-Factor Index (the “Index”) returned (6.04)% for the same period.

Returns for the Fund’s respective share classes differ from the Index based on individual share-class expenses.

Describe the market environment.

In the third quarter of 2018, U.S. large cap equities reached all-time highs as impressive economic growth and earnings results fueled risk-on appetite and outweighed the specter of trade wars. Despite the announcement of tariffs on $505 billion of Chinese goods and China’s retaliatory measures, U.S. equity volatility was limited. Macroeconomic releases continued to showcase strength in both labor and economic conditions. Job gains were impressive and the unemployment rate eventually fell to 3.7% in September, the lowest level since 1969. The strength of the economy allowed the Fed to raise the target range of the benchmark federal funds rate from 2% to 2.25%.

More broadly, concerns over Fed policy, Sino-American trade tensions, and a potential slowdown in growth contributed to investor anxiety throughout the fourth quarter of 2018. The quarter began with Fed Chairman Powell’s comment that the U.S. Federal Funds rate was “a long way from neutral.” The hawkish comment drove a temporary sell-off in Treasuries. However, this was short lived as declines in energy prices and softness in portions of the U.S. economy contributed to a reduction in inflation expectations. This was accompanied by a broad based market risk-off in December — which was the worst December performance on record since 1931 — and the 10-year U.S. Treasury yield ended the quarter lower than intra-quarter highs.

Describe recent portfolio activity.

During the period, as changes were made to the composition of the Index, the Fund purchased and sold securities to maintain its objective of replicating the risks and return of the Index.

Describe portfolio positioning at period end.

The Fund remains positioned to match the risk characteristics of the Index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019	iShares Edge MSCI Multifactor USA Index Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
	6-Month Total Returns	1 Year	Since Inception (c)
Institutional	(6.13)%	(5.73)%	10.46%
Class K	(6.11)	(5.69)	10.51
MSCI USA Diversified Multiple-Factor Index(d)	(6.04)	(5.51)	10.88

(a)	See “About Fund Performance” on page 12 for a detailed description of share classes, including any related fees.
(b)	The Fund generally invests at least 80% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI USA Diversified Multiple-Factor Index.
(c)	The Fund commenced operations on July 13, 2016.
(d)

An index that is based on a traditional market cap weighted parent index, the MSCI USA Index, which includes U.S. large- and mid-capitalization stocks. The index aims to maximize exposure to four factors — value, momentum, quality and low size — while maintaining a risk profile similar to that of the underlying parent index.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (b)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (a)	Annualized Expense Ratio
Institutional	$1,000.00	$938.70	$1.22	$1,000.00	$1,023.95	$1.28	0.25%
Class K	1,000.00	938.90	0.98	1,000.00	1,024.20	1.02	0.20

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(b)	Hypothetical 5% return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Cigna Corp.	3%
Anthem, Inc.	2
AT&T, Inc.	2
Intuit, Inc.	2
Norfolk Southern Corp.	2
Exelon Corp.	2
Marathon Petroleum Corp.	2
Micron Technology, Inc.	2
Humana, Inc.	2
Phillips 66	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	20%
Health Care	16
Industrials	12
Financials	10
Consumer Discretionary	8
Utilities	7
Energy	7
Real Estate	5
Communication Services	5
Materials	4
Consumer Staples	3
Investment Companies	2
Short-Term Securities	1

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

FUND SUMMARY	11

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment adviser, has contractually agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver and/or reimbursement, each Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages, which are based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019, are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 99.4%

Australia — 7.1%
AGL Energy Ltd.	15,535	$242,730
Amcor Ltd.	39,416	391,350
Aurizon Holdings Ltd.	50,949	163,262
AusNet Services	142,764	171,552
Australia & New Zealand Banking Group Ltd.	10,045	182,858
Brambles Ltd.	17,536	136,061
Caltex Australia Ltd.	12,246	239,358
Coca-Cola Amatil Ltd.	26,055	159,130
Cochlear Ltd.	2,088	295,087
Commonwealth Bank of Australia	13,741	700,147
CSL Ltd.	2,020	287,232
Dexus	41,598	348,304
Flight Centre Travel Group Ltd.	1,944	61,002
Goodman Group	30,532	259,855
GPT Group	64,505	272,749
Insurance Australia Group Ltd.	44,673	230,809
Medibank Pvt Ltd.	61,219	116,710
Mirvac Group	142,215	249,356
National Australia Bank Ltd.	10,122	175,765
Newcrest Mining Ltd.	25,516	453,950
Scentre Group	166,387	481,904
Sonic Healthcare Ltd.	34,780	583,386
Stockland	35,611	98,156
Sydney Airport(a)	22,104	105,509
Telstra Corp. Ltd.	145,767	330,488
Transurban Group(a)	72,231	640,563
Vicinity Centres	139,669	265,911
Wesfarmers Ltd.	38,118	894,194
Westpac Banking Corp.	18,673	333,724
Woolworths Group Ltd.	61,349	1,310,905

		10,182,007

Belgium — 2.9%
Ageas	5,216	242,525
Colruyt SA	12,872	924,421
Groupe Bruxelles Lambert SA	13,121	1,236,290
KBC Group NV	3,613	245,287
Proximus SADP	30,323	814,044
UCB SA	8,039	696,604

		4,159,171

Denmark — 2.9%
Carlsberg A/S, Class B	2,920	334,293
Chr Hansen Holding A/S	2,407	228,583
Coloplast A/S, Class B	4,429	404,586
DSV A/S	7,315	583,798
H Lundbeck A/S	2,743	120,445
ISS A/S	9,949	281,962
Novo Nordisk A/S, Class B	11,738	550,114
Orsted A/S(b)	12,005	867,512
Pandora A/S	3,925	170,453
Tryg A/S	25,976	662,734

		4,204,480

Finland — 1.6%
Elisa OYJ	20,744	867,878
Neste OYJ	2,370	217,139
Sampo OYJ, Class A	27,581	1,263,633

		2,348,650

France — 6.0%
Aeroports de Paris	3,447	659,414
Air Liquide SA	3,307	401,468
Covivio	1,590	162,521

Security	Shares	Value

France (continued)
Danone SA	7,511	$546,589
Dassault Aviation SA	50	74,456
Dassault Systemes SE	614	76,954
EssilorLuxottica SA	3,866	489,741
Eutelsat Communications SA	3,873	82,133
Getlink SE	10,134	148,207
Hermes International	1,749	1,048,158
L’Oreal SA	3,507	845,275
Orange SA	39,997	620,369
Pernod Ricard SA	2,219	368,161
Sanofi	12,463	1,083,258
SCOR SE	3,004	126,408
SEB SA	521	79,890
Societe BIC SA	1,791	179,370
Sodexo SA	4,848	504,682
Thales SA	7,341	811,836
TOTAL SA	5,435	297,953

		8,606,843

Germany — 3.4%
adidas AG	372	88,514
Axel Springer SE	1,073	65,698
Beiersdorf AG	6,764	677,089
Deutsche Lufthansa AG, Registered Shares	3,660	92,401
Deutsche Telekom AG, Registered Shares	28,944	470,654
Fraport AG Frankfurt Airport Services Worldwide	986	77,927
Fresenius Medical Care AG & Co. KGaA	7,250	533,238
Hannover Rueck SE	1,490	215,057
Henkel AG & Co. KGaA	4,192	384,244
Innogy SE(b)	1,377	65,240
Innogy SE(c)	13,003	556,633
Merck KGaA	3,889	408,341
Muenchener Rueckversicherungs-Gesellschaft AG, Registered Shares	4,013	895,542
SAP SE	671	69,385
Symrise AG	979	81,317
TUI AG	4,613	69,847
Uniper SE	6,378	184,941

		4,936,068

Hong Kong — 9.0%
BOC Hong Kong Holdings Ltd.	68,000	262,747
CK Infrastructure Holdings Ltd.	91,000	734,723
CLP Holdings Ltd.	185,000	2,154,705
Dairy Farm International Holdings Ltd.	35,400	320,359
Hang Seng Bank Ltd.	37,900	871,961
HK Electric Investments & HK Electric Investments Ltd.(a)(d)	572,500	582,922
HKT Trust & HKT Ltd.(a)	810,000	1,194,559
Hong Kong & China Gas Co. Ltd.	1,059,940	2,303,298
Hongkong Land Holdings Ltd.	16,500	118,699
Jardine Matheson Holdings Ltd.	8,500	568,605
Jardine Strategic Holdings Ltd.	8,700	333,523
Link REIT	59,500	654,032
MTR Corp. Ltd.	254,500	1,423,358
PCCW Ltd.	618,000	367,889
Power Assets Holdings Ltd.	141,000	949,851
Yue Yuen Industrial Holdings Ltd.	26,000	88,681

		12,929,912

Ireland — 1.4%
AIB Group PLC	30,052	134,533
James Hardie Industries PLC	10,027	111,683
Kerry Group PLC, Class A	12,599	1,286,464
Paddy Power Betfair PLC	769	62,890
Ryanair Holdings PLC, ADR(c)	5,252	372,892

		1,968,462

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Israel — 1.7%
Azrieli Group Ltd.	1,374	$73,152
Bank Hapoalim BM	77,571	525,792
Bank Leumi Le-Israel BM	110,297	729,217
Bezeq The Israeli Telecommunication Corp. Ltd.	72,403	58,073
Check Point Software Technologies Ltd.(c)(d)	3,484	389,929
Elbit Systems Ltd.	591	73,208
Mizrahi Tefahot Bank Ltd.	25,837	480,641
NICE Ltd.(c)	1,445	159,305

		2,489,317

Italy — 0.1%
Snam SpA	24,694	117,922
Terna Rete Elettrica Nazionale SpA	12,731	78,462

		196,384

Japan — 29.5%
ABC-Mart, Inc.	7,100	407,915
Ajinomoto Co., Inc.	17,200	297,812
ANA Holdings, Inc.	23,500	866,205
Aozora Bank Ltd.	3,300	101,641
Asahi Group Holdings Ltd.	10,700	448,217
Astellas Pharma, Inc.	69,700	1,034,224
Benesse Holdings, Inc.	3,400	88,766
Canon, Inc.	42,400	1,219,433
Central Japan Railway Co.	2,300	497,081
Chugai Pharmaceutical Co. Ltd.	3,300	194,853
Chugoku Electric Power Co., Inc.	30,600	418,737
Daiichi Sankyo Co. Ltd.	7,400	256,690
Daito Trust Construction Co. Ltd.	2,200	305,563
Daiwa House REIT Investment Corp.	373	878,364
East Japan Railway Co.	8,300	768,992
FamilyMart UNY Holdings Co. Ltd.	2,700	316,285
Hankyu Hanshin Holdings, Inc.	5,700	203,460
Hikari Tsushin, Inc.	1,100	176,312
Japan Airlines Co. Ltd.	23,500	855,599
Japan Post Bank Co. Ltd.	46,200	537,715
Japan Post Holdings Co. Ltd.	101,600	1,248,970
Japan Prime Realty Investment Corp.	178	725,986
Japan Real Estate Investment Corp.	249	1,459,544
Japan Retail Fund Investment Corp.	563	1,154,944
Japan Tobacco, Inc.	23,300	589,856
Kamigumi Co. Ltd.	5,700	126,187
Kao Corp.	4,900	346,422
KDDI Corp.	23,300	582,142
Kintetsu Group Holdings Co. Ltd.	9,000	392,790
Kirin Holdings Co. Ltd.	15,200	362,883
Kyowa Hakko Kirin Co. Ltd.	4,000	76,687
Kyushu Electric Power Co., Inc.	17,300	214,371
Kyushu Railway Co.	25,700	877,458
Lawson, Inc.	10,800	665,730
Maruichi Steel Tube Ltd.	4,200	134,905
McDonald’s Holdings Co. Japan Ltd.	13,600	601,929
MEIJI Holdings Co. Ltd.	6,500	502,613
Mitsubishi Tanabe Pharma Corp.	40,700	637,630
Mizuho Financial Group, Inc.	248,900	408,534
Nagoya Railroad Co. Ltd.	23,500	621,926
NEC Corp.	14,800	497,353
NH Foods Ltd.	2,100	83,100
Nippon Building Fund, Inc.	215	1,391,153
Nippon Prologis REIT, Inc.	377	822,194
Nippon Telegraph & Telephone Corp.	34,200	1,470,195
Nissan Motor Co. Ltd.	153,700	1,312,597
Nissin Foods Holdings Co. Ltd.	11,700	744,853
Nitori Holdings Co. Ltd.	3,600	468,791
Nomura Real Estate Master Fund, Inc.	476	682,124

Security	Shares	Value

Japan (continued)
NTT DOCOMO, Inc.	84,200	$2,023,056
Ono Pharmaceutical Co. Ltd.	11,000	240,307
Oriental Land Co. Ltd.	8,500	871,538
Osaka Gas Co. Ltd.	4,800	95,032
Otsuka Corp.	3,000	97,104
Otsuka Holdings Co. Ltd.	13,100	537,303
Park24 Co. Ltd.	11,300	269,649
Ryohin Keikaku Co. Ltd.	700	166,837
Sankyo Co. Ltd.	9,600	372,058
Secom Co. Ltd.	8,200	686,520
Seven & i Holdings Co. Ltd.	12,625	549,730
Shimamura Co. Ltd.	4,500	389,681
Shimano, Inc.	1,000	140,316
Shionogi & Co. Ltd.	5,500	339,227
Suntory Beverage & Food Ltd.	22,500	996,225
Taisho Pharmaceutical Holdings Co. Ltd.	6,800	690,670
Takashimaya Co. Ltd.	4,100	55,718
Takeda Pharmaceutical Co. Ltd.	10,300	415,844
Terumo Corp.	2,600	148,439
Tobu Railway Co. Ltd.	15,400	434,931
Toho Co. Ltd.	3,900	142,269
Tokyo Gas Co. Ltd.	12,600	331,320
Toray Industries, Inc.	15,000	111,166
Toyo Suisan Kaisha Ltd.	17,900	644,365
Tsuruha Holdings, Inc.	1,300	120,336
Unicharm Corp.	5,300	164,022
United Urban Investment Corp.	624	996,276
USS Co. Ltd.	4,600	80,544
West Japan Railway Co.	6,200	452,824
Yakult Honsha Co. Ltd.	900	60,064
Yamada Denki Co. Ltd.	123,900	610,144
Yamaguchi Financial Group, Inc.	9,600	97,587
Yamazaki Baking Co. Ltd.	5,500	108,034

		42,516,867

Luxembourg — 0.3%
RTL Group SA	7,802	426,755

Netherlands — 1.4%
Heineken NV	3,066	275,385
Koninklijke Ahold Delhaize NV	32,257	849,846
NN Group NV	5,428	229,210
NXP Semiconductors NV	1,437	125,062
Royal Dutch Shell PLC, Class A	13,160	407,965
Unilever NV CVA	1,217	65,171

		1,952,639

New Zealand — 0.7%
Auckland International Airport Ltd.	17,535	89,246
Fisher & Paykel Healthcare Corp. Ltd.	13,309	115,828
Meridian Energy Ltd.	112,545	274,239
Ryman Healthcare Ltd.	18,198	131,866
Spark New Zealand Ltd.	121,102	340,429

		951,608

Norway — 0.6%
Gjensidige Forsikring ASA	12,915	223,082
Mowi ASA(c)	11,759	259,763
Orkla ASA	16,098	130,109
Telenor ASA	10,479	198,388

		811,342

Singapore — 4.0%
Ascendas Real Estate Investment Trust	57,000	116,242
CapitaLand Mall Trust	346,900	619,476
DBS Group Holdings Ltd.	47,400	844,789
Oversea-Chinese Banking Corp. Ltd.	129,000	1,106,650

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Singapore (continued)
SATS Ltd.	102,600	$370,121
Singapore Airlines Ltd.	109,300	785,210
Singapore Exchange Ltd.	16,800	95,532
Singapore Technologies Engineering Ltd.	28,200	78,092
Singapore Telecommunications Ltd.	422,100	949,052
United Overseas Bank Ltd.	33,735	632,234
Wilmar International Ltd.	67,600	167,429

		5,764,827

Spain — 0.1%
Red Electrica Corp. SA	7,270	167,540

Sweden — 1.2%
Hennes & Mauritz AB, Class B	8,912	138,669
ICA Gruppen AB	6,766	237,972
Svenska Handelsbanken AB, Class A	6,522	70,926
Swedbank AB, Class A	8,878	201,677
Swedish Match AB	11,204	501,962
Telia Co. AB	140,775	613,490

		1,764,696

Switzerland — 13.6%
Baloise Holding AG, Registered Shares	4,906	759,831
Barry Callebaut AG, Registered Shares	234	398,100
Chocoladefabriken Lindt & Spruengli AG	125	794,812
Chocoladefabriken Lindt & Spruengli AG, Registered Shares	4	293,630
Cie Financiere Richemont SA, Registered Shares	1,080	74,442
Givaudan SA, Registered Shares	558	1,353,740
Kuehne + Nagel International AG, Registered Shares	9,692	1,310,659
Nestle SA, Registered Shares	25,026	2,181,864
Novartis AG, Registered Shares	23,725	2,071,210
Partners Group Holding AG	1,406	967,052
Roche Holding AG	7,958	2,117,112
Schindler Holding AG, Registered Shares	569	120,182
Sonova Holding AG, Registered Shares	1,585	297,466
Swiss Life Holding AG, Registered Shares(c)	2,241	924,527
Swiss Prime Site AG, Registered Shares(c)	8,648	732,598
Swiss Re AG	17,481	1,676,509
Swisscom AG, Registered Shares	4,061	1,946,446
Zurich Insurance Group AG	5,096	1,599,393

		19,619,573

United Kingdom — 11.9%
Admiral Group PLC	12,794	347,895
AstraZeneca PLC	13,486	976,951
BAE Systems PLC	89,278	600,606
Berkeley Group Holdings PLC	2,271	111,816
BP PLC	25,007	170,826
British American Tobacco PLC	8,930	314,783
BT Group PLC	100,549	306,614
Bunzl PLC	3,543	111,718
Burberry Group PLC	6,779	160,249
Carnival PLC	7,874	445,503
Centrica PLC	35,063	63,010
Coca-Cola European Partners PLC(c)	6,717	319,595
Compass Group PLC	60,687	1,298,613
Croda International PLC	2,448	154,991
Diageo PLC	37,603	1,435,172
Direct Line Insurance Group PLC	194,492	859,661
Experian PLC	3,559	89,358
GlaxoSmithKline PLC	72,315	1,404,687
HSBC Holdings PLC	100,614	847,195
Imperial Brands PLC	11,094	368,255
Kingfisher PLC	86,309	252,139
Marks & Spencer Group PLC	89,390	338,214
National Grid PLC	120,470	1,311,845

Security	Shares	Value

United Kingdom (continued)
Pearson PLC	12,652	$150,418
Persimmon PLC	2,444	76,242
Reckitt Benckiser Group PLC	3,482	267,921
RELX PLC	53,173	1,177,756
Royal Mail PLC	79,277	279,326
RSA Insurance Group PLC	79,002	532,695
Severn Trent PLC	8,711	228,901
Smith & Nephew PLC	42,469	800,061
SSE PLC	28,065	431,444
Taylor Wimpey PLC	42,293	91,702
Unilever PLC	3,154	165,692
United Utilities Group PLC	19,010	207,913
Vodafone Group PLC	267,104	487,140

		17,186,907

Total Long-Term Investments — 99.4% (Cost — $136,511,589)		143,184,048

Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.65%(e)(f)(g)	409,985	410,108
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.34%(f)(g)	193,936	193,936

Total Short-Term Securities — 0.4% (Cost — $603,963)		604,044

Total Investments — 99.8% (Cost — $137,115,552)		143,788,092

Other Assets Less Liabilities — 0.2%		270,113

Net Assets — 100.0%		$144,058,205

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.
(d)	Security, or a portion of the security, is on loan.
(e)	Security was purchased with the cash collateral from loaned securities.
(f)	Annualized 7-day yield as of period end.

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

(g)

During the period ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	583,404	(173,419)	409,985	$410,108	$5,031	(b)	$149	$(24)
BlackRock Cash Funds: Treasury, SL Agency Shares	97,865	96,071	193,936	193,936	1,854		—	—

				$604,044	$6,885		$149	$(24)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Nikkei 225 Index	3	03/07/19	$286	$2,195
SPI 200 Index	2	03/21/19	211	560
FTSE 100 Index	4	03/15/19	362	7,299

				$10,054

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$10,054	$—	$—	$—	$10,054

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the six months ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(96,437)	$—	$—	$—	$(96,437)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,700	$—	$—	$—	$1,700

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,049,539

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Min Vol EAFE Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$—	$10,182,007	$—	$10,182,007
Belgium	—	4,159,171	—	4,159,171
Denmark	—	4,204,480	—	4,204,480
Finland	—	2,348,650	—	2,348,650
France	74,456	8,532,387	—	8,606,843
Germany	556,633	4,379,435	—	4,936,068
Hong Kong	582,922	12,346,990	—	12,929,912
Ireland	435,782	1,532,680	—	1,968,462
Israel	389,929	2,099,388	—	2,489,317
Italy	—	196,384	—	196,384
Japan	—	42,516,867	—	42,516,867
Luxembourg	—	426,755	—	426,755
Netherlands	125,062	1,827,577	—	1,952,639
New Zealand	—	951,608	—	951,608
Norway	—	811,342	—	811,342
Singapore	—	5,764,827	—	5,764,827
Spain	—	167,540	—	167,540
Sweden	—	1,764,696	—	1,764,696
Switzerland	293,630	19,325,943	—	19,619,573
United Kingdom	319,595	16,867,312	—	17,186,907
Short-Term Securities	604,044	—	—	604,044

	$3,382,053	$140,406,039	$—	$143,788,092

Derivative Financial Instruments(a)
Assets:
Equity contracts	$10,054	$—	$—	$10,054

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers into Level 1 (a)	Transfers out of Level 1 (b)	Transfers into Level 2 (b)	Transfers out of Level 2 (a)
Assets:
Investments:
Long-Term Investments:
Common Stocks	$1,023,662	$(1,981,065)	$1,981,065	$(1,023,662)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) January 31, 2019	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.7%

Aerospace & Defense — 3.5%
General Dynamics Corp.	173	$29,612
Harris Corp.	495	75,824
L3 Technologies, Inc.	65	12,797
Lockheed Martin Corp.	698	202,204
Northrop Grumman Corp.	254	69,990
Raytheon Co.	1,084	178,600
United Technologies Corp.	752	88,789

		657,816

Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	877	76,097
Expeditors International of Washington, Inc.	1,021	70,755
United Parcel Service, Inc., Class B	117	12,332

		159,184

Banks — 0.8%
BB&T Corp.	176	8,589
M&T Bank Corp.	302	49,691
U.S. Bancorp	1,806	92,395

		150,675

Beverages — 3.3%
Brown-Forman Corp., Class B	308	14,553
Coca-Cola Co.	5,649	271,886
Constellation Brands, Inc., Class A	387	67,207
PepsiCo, Inc.	2,255	254,071

		607,717

Capital Markets — 0.3%
CME Group, Inc.	360	65,621

Chemicals — 0.8%
Ecolab, Inc.	727	114,990
International Flavors & Fragrances, Inc.	208	29,490

		144,480

Commercial Services & Supplies — 3.1%
Republic Services, Inc.	3,340	256,211
Waste Connections, Inc.	375	31,335
Waste Management, Inc.	2,992	286,245

		573,791

Communications Equipment — 2.5%
Cisco Systems, Inc.	3,427	162,063
F5 Networks, Inc.(a)	444	71,462
Juniper Networks, Inc.	348	9,027
Motorola Solutions, Inc.	1,525	178,288
Palo Alto Networks, Inc.(a)	181	38,882

		459,722

Containers & Packaging — 0.1%
Ball Corp.	259	13,541

Distributors — 0.2%
Genuine Parts Co.	361	36,035

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc., Class B(a)	586	120,446

Diversified Telecommunication Services — 2.5%
AT&T, Inc.	6,127	184,178
Verizon Communications, Inc.	4,471	246,173
Zayo Group Holdings, Inc.(a)	1,195	32,803

		463,154

Electric Utilities — 5.7%
Alliant Energy Corp.	435	19,344
American Electric Power Co., Inc.	1,147	90,751

Security	Shares	Value

Electric Utilities (continued)
Duke Energy Corp.	2,387	$209,531
Edison International	192	10,938
Evergy, Inc.	880	50,442
Eversource Energy	680	47,199
NextEra Energy, Inc.	1,303	233,211
PPL Corp.	376	11,776
Southern Co.	3,968	192,845
Xcel Energy, Inc.	3,712	194,360

		1,060,397

Electronic Equipment, Instruments & Components — 1.0%
Amphenol Corp., Class A	1,771	155,707
FLIR Systems, Inc.	573	28,008

		183,715

Energy Equipment & Services — 0.1%
Schlumberger Ltd.	490	21,663

Equity Real Estate Investment Trusts (REITs) — 8.4%
American Tower Corp.	625	108,025
AvalonBay Communities, Inc.	898	173,242
Boston Properties, Inc.	83	10,945
Camden Property Trust	856	82,989
Crown Castle International Corp.	1,396	163,416
Digital Realty Trust, Inc.	93	10,076
Duke Realty Corp.	923	26,989
Equinix, Inc.	41	16,154
Equity Residential	2,020	146,571
Essex Property Trust, Inc.	262	71,054
Extra Space Storage, Inc.	106	10,453
Federal Realty Investment Trust	456	60,452
Invitation Homes, Inc.	1,170	26,313
Mid-America Apartment Communities, Inc.	412	41,727
National Retail Properties, Inc.	864	45,541
Public Storage	880	187,018
Realty Income Corp.	1,793	123,161
Regency Centers Corp.	223	14,495
Simon Property Group, Inc.	375	68,295
UDR, Inc.	1,715	75,031
Ventas, Inc.	578	37,275
Welltower, Inc.	805	62,380

		1,561,602

Food & Staples Retailing — 1.1%
Costco Wholesale Corp.	179	38,419
Sysco Corp.	939	59,955
Walmart, Inc.	1,180	113,079

		211,453

Food Products — 3.9%
Bunge Ltd.	197	10,849
Campbell Soup Co.	1,441	51,055
Conagra Brands, Inc.	1,633	35,338
General Mills, Inc.	223	9,910
Hershey Co.	1,024	108,646
Hormel Foods Corp.	2,147	90,861
Ingredion, Inc.	154	15,246
J.M. Smucker Co.	389	40,798
Kellogg Co.	1,582	93,354
Lamb Weston Holdings, Inc.	422	30,511
McCormick & Co., Inc.	1,068	132,047
Mondelez International, Inc., Class A	1,953	90,346
Tyson Foods, Inc., Class A	156	9,660

		718,621

Health Care Equipment & Supplies — 5.1%
Abbott Laboratories	626	45,685
Baxter International, Inc.	1,900	137,731

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Becton Dickinson & Co.	487	$121,487
Boston Scientific Corp.(a)	1,748	66,686
Cooper Cos., Inc.	209	58,261
Danaher Corp.	1,472	163,274
Medtronic PLC	1,959	173,156
Stryker Corp.	959	170,290
Varian Medical Systems, Inc.(a)	89	11,751
Zimmer Biomet Holdings, Inc.	77	8,436

		956,757

Health Care Providers & Services — 4.4%
Anthem, Inc.	331	100,293
Cigna Corp.	448	89,515
CVS Health Corp.	1,351	88,558
HCA Healthcare, Inc.	322	44,897
Henry Schein, Inc.(a)	352	27,350
Humana, Inc.	298	92,079
Laboratory Corp. of America Holdings(a)	590	82,217
Quest Diagnostics, Inc.	447	39,045
UnitedHealth Group, Inc.	720	194,544
Universal Health Services, Inc., Class B	414	54,867
WellCare Health Plans, Inc.(a)	54	14,930

		828,295

Health Care Technology — 0.0%
Cerner Corp.(a)	160	8,786

Hotels, Restaurants & Leisure — 3.3%
Aramark	948	31,237
Darden Restaurants, Inc.	420	44,070
McDonald’s Corp.	1,488	266,025
Starbucks Corp.	1,581	107,729
Vail Resorts, Inc.	60	11,296
Yum! Brands, Inc.	1,556	146,233

		606,590

Household Durables — 0.2%
Garmin Ltd.	566	39,156

Household Products — 2.5%
Church & Dwight Co., Inc.	1,008	65,127
Clorox Co.	578	85,764
Colgate-Palmolive Co.	903	58,406
Kimberly-Clark Corp.	512	57,026
Procter & Gamble Co.	2,036	196,413

		462,736

Industrial Conglomerates — 0.3%
Honeywell International, Inc.	424	60,899

Insurance — 9.0%
Aflac, Inc.	2,716	129,553
Alleghany Corp.	15	9,473
Allstate Corp.	1,260	110,716
American Financial Group, Inc.	661	63,053
Aon PLC	821	128,265
Arch Capital Group Ltd.(a)	4,497	131,987
Arthur J Gallagher & Co.	1,271	94,956
Chubb Ltd.	1,304	173,497
Cincinnati Financial Corp.	424	34,395
Everest Re Group Ltd.	294	64,401
Fidelity National Financial, Inc.	694	25,095
Hartford Financial Services Group, Inc.	203	9,525
Markel Corp.(a)	125	131,689
Marsh & McLennan Cos., Inc.	1,426	125,759
Progressive Corp.	1,595	107,328
RenaissanceRe Holdings Ltd.	605	83,508
Travelers Cos., Inc.	713	89,510

Security	Shares	Value

Insurance (continued)
W.R. Berkley Corp.	1,552	$119,333
Willis Towers Watson PLC	267	43,465

		1,675,508

Interactive Media & Services — 0.1%
Facebook, Inc., Class A(a)	99	16,502

Internet & Direct Marketing Retail — 0.1%
eBay, Inc.(a)	315	10,600

IT Services — 9.8%
Accenture PLC, Class A	1,487	228,329
Automatic Data Processing, Inc.	664	92,854
Broadridge Financial Solutions, Inc.	566	57,070
Cognizant Technology Solutions Corp., Class A	1,210	84,313
Fidelity National Information Services, Inc.	1,609	168,189
Fiserv, Inc.(a)	3,143	260,649
International Business Machines Corp.	577	77,560
Jack Henry & Associates, Inc.	1,165	155,586
Mastercard, Inc., Class A	801	169,115
Paychex, Inc.	2,185	154,698
VeriSign, Inc.(a)	391	66,184
Visa, Inc., Class A	2,089	282,036
Worldpay, Inc., Class A(a)(b)	376	31,388

		1,827,971

Leisure Products — 0.2%
Hasbro, Inc.	368	33,326

Life Sciences Tools & Services — 0.4%
Thermo Fisher Scientific, Inc.	340	83,528

Media — 2.0%
CBS Corp., Class B	168	8,309
Comcast Corp., Class A	2,609	95,411
Liberty Broadband Corp., Class C(a)	187	15,899
Omnicom Group, Inc.	580	45,170
Sirius XM Holdings, Inc.(b)	5,683	33,132
Twenty-First Century Fox, Inc., Class B	1,318	64,661
Walt Disney Co.	1,020	113,751

		376,333

Metals & Mining — 1.5%
Newmont Mining Corp.	8,476	289,116

Mortgage Real Estate Investment Trusts (REITs) — 1.8%
AGNC Investment Corp.	8,242	147,614
Annaly Capital Management, Inc.	17,937	187,262

		334,876

Multi-Utilities — 2.5%
CMS Energy Corp.	808	42,129
Consolidated Edison, Inc.	2,695	209,267
Dominion Energy, Inc.	1,125	79,020
DTE Energy Co.	106	12,482
Sempra Energy	85	9,943
WEC Energy Group, Inc.	1,573	114,876

		467,717

Multiline Retail — 1.3%
Burlington Stores, Inc.(a)	299	51,341
Dollar General Corp.	1,027	118,547
Dollar Tree, Inc.(a)	111	10,748
Nordstrom, Inc.	274	12,716
Target Corp.	706	51,538

		244,890

Oil, Gas & Consumable Fuels — 1.8%
Chevron Corp.	797	91,376
Exxon Mobil Corp.	2,480	181,734

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Min Vol USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Occidental Petroleum Corp.	524	$34,993
ONEOK, Inc.	333	21,382

		329,485

Pharmaceuticals — 5.0%
Bristol-Myers Squibb Co.	587	28,980
Eli Lilly & Co.	1,138	136,401
Johnson & Johnson	1,905	253,517
Merck & Co., Inc.	2,519	187,489
Pfizer, Inc.	6,408	272,020
Zoetis, Inc.	552	47,560

		925,967

Professional Services — 0.3%
Verisk Analytics, Inc.(a)(b)	427	50,134

Road & Rail — 0.2%
AMERCO	93	33,727

Semiconductors & Semiconductor Equipment — 0.2%
Intel Corp.	471	22,193
Texas Instruments, Inc.	98	9,867

		32,060

Software — 1.7%
CDK Global, Inc.	219	10,712
Intuit, Inc.	143	30,862
Microsoft Corp.	1,519	158,629
Oracle Corp.	1,875	94,181
Synopsys, Inc.(a)	292	27,258

		321,642

Specialty Retail — 3.7%
Advance Auto Parts, Inc.	117	18,626
AutoZone, Inc.(a)	108	91,513
Home Depot, Inc.	831	152,514
O’Reilly Automotive, Inc.(a)	108	37,223
Ross Stores, Inc.	1,420	130,811
TJX Cos., Inc.	4,277	212,695
Tractor Supply Co.	103	8,796
Ulta Salon Cosmetics & Fragrance, Inc.(a)	123	35,906

		688,084

Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.	318	52,928
Dell Technologies, Inc., Class C(a)	184	8,940

		61,868

Textiles, Apparel & Luxury Goods — 0.9%
NIKE, Inc., Class B	826	67,633
Tapestry, Inc.	1,440	55,742
VF Corp.	521	43,853

		167,228

Security	Shares	Value

Tobacco — 1.1%
Altria Group, Inc.	2,545	$125,596
Philip Morris International, Inc.	921	70,659

		196,255

Water Utilities — 0.1%
American Water Works Co., Inc.	100	9,567

Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc.(a)	400	27,848

Total Common Stocks — 98.7% (Cost — $16,902,509)		18,377,084

Investment Companies — 1.1%

Equity Fund — 1.1%
iShares Edge MSCI Min Vol USA ETF(e)	3,654	202,285

Total Investment Companies — 1.1% (Cost — $194,841)		202,285

Total Long-Term Investments — 99.8% (Cost — $17,097,350)		18,579,369

Short-Term Securities — 0.8%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.65%(c)(d)(e)	119,551	119,587
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.34%(d)(e)	40,732	40,732

Total Short-Term Securities — 0.8% (Cost — $160,305)		160,319

Total Investments — 100.6% (Cost — $17,257,655)		18,739,688

Liabilities in Excess of Other Assets — (0.6)%		(115,996)

Net Assets — 100.0%		$18,623,692

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the period ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Share Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	122,941	—		(3,390	)(b)	119,551	$119,587	$538	(c)	$(8)	$(2)
BlackRock Cash Funds: Treasury, SL Agency Shares	21,289	19,443	(d)	—		40,732	40,732	1,493		—	—
iShares Edge MSCI Min Vol USA ETF	895	8,847		(6,088)		3,654	202,285	1,489		(4,973)	6,977

							$362,604	$3,520		$(4,981)	$6,975

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Min Vol USA Index Fund

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares purchased.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(2,287)	$—	$—	$—	$(2,287)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)

(a)	Derivative not held at period end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$18,377,084	$—	$—	$18,377,084
Investment Companies	202,285	—	—	202,285
Short-Term Securities	160,319	—	—	160,319

	$18,739,688	$—	$—	$18,739,688

(a)	See above Schedule of Investments for values in each sector.

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) January 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Australia — 10.9%
AGL Energy Ltd.	4,642	$72,530
Bendigo & Adelaide Bank Ltd.	3,412	26,811
BHP Group PLC	3,330	74,401
BlueScope Steel Ltd.	3,736	34,134
Caltex Australia Ltd.	1,846	36,082
CIMIC Group Ltd.	689	22,462
Coca-Cola Amatil Ltd.	3,587	21,907
Cochlear Ltd.	408	57,661
Dexus	7,201	60,295
Flight Centre Travel Group Ltd.	401	12,583
GPT Group	12,777	54,025
Harvey Norman Holdings Ltd.	4,034	9,907
Lend Lease Group(a)	3,961	35,278
Medibank Pvt Ltd.	19,495	37,166
Mirvac Group	26,307	46,126
Rio Tinto Ltd.	2,627	167,040
Sonic Healthcare Ltd.	2,861	47,989
South32 Ltd.	25,428	65,064
Telstra Corp. Ltd.	29,466	66,806
Washington H Soul Pattinson & Co. Ltd.	763	14,634
Woolworths Group Ltd.	9,297	198,658

		1,161,559

Austria — 0.3%
Verbund AG	593	30,307

Belgium — 1.9%
Ageas	1,293	60,120
Colruyt SA	425	30,522
Proximus SADP	1,077	28,913
UCB SA	895	77,554

		197,109

Canada — 7.6%
Atco Ltd. Class I	539	17,044
CAE, Inc.	1,896	40,288
CGI Group, Inc(b)	1,783	117,881
CI Financial Corp.	1,851	24,920
Constellation Software, Inc.	143	106,723
Empire Co. Ltd., Class A	1,229	27,630
Finning International, Inc.	1,191	22,570
H&R Real Estate Investment Trust	991	16,736
Husky Energy, Inc.	2,490	29,544
iA Financial Corp. Inc.	776	28,827
Magna International, Inc.	2,277	120,509
Methanex Corp.	451	24,576
Metro, Inc.	1,723	62,641
RioCan Real Estate Investment Trust	1,082	20,529
SmartCentres Real Estate Investment Trust	473	11,987
Teck Resources Ltd., Class B	3,612	87,967
Tourmaline Oil Corp.	1,830	24,958
West Fraser Timber Co. Ltd.	404	24,066

		809,396

China — 0.2%
Yangzijiang Shipbuilding Holdings Ltd.	16,900	17,663

Denmark — 0.6%
H Lundbeck A/S	493	21,648
Tryg A/S	808	20,615
William Demant Holding A/S(b)	715	22,587

		64,850

Finland — 0.6%
Elisa OYJ	1,007	42,130
Orion OYJ, Class B	737	26,054

		68,184

Security	Shares	Value

France — 8.5%
Amundi SA(c)	428	$24,626
Arkema SA	487	46,142
Atos SE	677	61,729
AXA SA	9,044	209,732
BioMerieux	293	20,688
Cie Generale des Etablissements Michelin SCA	1,204	130,781
CNP Assurances	1,215	27,603
Eutelsat Communications SA	1,236	26,211
Faurecia SA	509	22,269
Ipsen SA	267	33,598
Renault SA	1,361	96,311
SCOR SE	1,154	48,560
Societe BIC SA	181	18,127
Societe Generale SA	2,778	86,617
UbiSoft Entertainment SA(b)	564	50,053

		903,047

Germany — 2.9%
Covestro AG(c)	1,362	75,264
Deutsche Lufthansa AG, Registered Shares	1,676	42,312
Hannover Rueck SE	427	61,630
HUGO BOSS AG	449	32,193
METRO AG	1,275	21,577
OSRAM Licht AG	704	29,957
Uniper SE	1,425	41,320

		304,253

Hong Kong — 4.7%
Hang Lung Group Ltd.	6,000	17,633
Hongkong Land Holdings Ltd.	8,300	59,709
Hysan Development Co. Ltd.	4,000	20,815
Kerry Properties Ltd.	4,500	18,691
Link REIT	15,500	170,378
NWS Holdings Ltd.	10,635	24,322
Sino Land Co. Ltd.	22,235	39,985
Swire Pacific Ltd., Class A	3,500	41,451
Swire Properties Ltd.	8,200	32,006
Wharf Holdings Ltd.	8,000	24,180
Wheelock & Co. Ltd.	5,000	32,053
Yue Yuen Industrial Holdings Ltd.	5,000	17,054

		498,277

Ireland — 0.4%
AerCap Holdings NV(b)	893	42,203

Israel — 1.4%
Bank Hapoalim BM	7,553	51,196
Bank Leumi Le-Israel BM	10,666	70,517
Israel Chemicals Ltd.	4,984	28,928

		150,641

Italy — 0.4%
Moncler SpA	1,267	47,683

Japan — 24.9%
AGC, Inc.	1,300	44,057
Alfresa Holdings Corp.	1,300	35,830
ANA Holdings, Inc.	800	29,488
Asahi Kasei Corp.	8,700	95,460
Astellas Pharma, Inc.	13,300	197,348
Bank of Kyoto Ltd.	400	17,004
Brother Industries Ltd.	1,600	27,002
Chiba Bank Ltd.	4,300	26,175
Daicel Corp.	1,900	19,928
Electric Power Development Co. Ltd.	900	22,510
Fujitsu Ltd.	1,400	93,962
Hisamitsu Pharmaceutical Co., Inc.	400	20,484

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
Hitachi Ltd.	6,800	$213,918
Idemitsu Kosan Co. Ltd.	900	31,759
Inpex Corp.	6,800	65,364
ITOCHU Corp.	10,000	183,442
Japan Airlines Co. Ltd.	800	29,127
JSR Corp.	1,400	22,636
JTEKT Corp.	1,400	18,183
JXTG Holdings, Inc.	22,000	120,167
Kakaku.com, Inc.	1,000	17,556
Kamigumi Co. Ltd.	800	17,710
Kaneka Corp.	300	11,728
Konica Minolta, Inc.	3,200	32,221
Kuraray Co. Ltd.	2,300	35,371
Kurita Water Industries Ltd.	700	17,796
Kyushu Railway Co.	1,200	40,971
Marubeni Corp.	11,100	86,520
Maruichi Steel Tube Ltd.	400	12,848
Medipal Holdings Corp.	1,200	27,697
Mitsubishi Tanabe Pharma Corp.	1,900	29,767
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,900	14,845
NEC Corp.	1,900	63,849
NH Foods Ltd.	600	23,743
Nippon Electric Glass Co. Ltd.	600	16,709
Nisshin Seifun Group, Inc.	1,400	28,252
Obayashi Corp.	4,600	43,770
Pigeon Corp.	800	31,366
Pola Orbis Holdings, Inc.	600	17,946
Sekisui Chemical Co. Ltd.	2,600	40,356
Shimamura Co. Ltd.	200	17,319
Showa Shell Sekiyu KK	1,400	20,859
Sompo Holdings, Inc.	1,400	52,786
Stanley Electric Co. Ltd.	1,000	29,045
Sumitomo Dainippon Pharma Co. Ltd.	1,100	25,898
Sumitomo Heavy Industries Ltd.	800	27,139
Sumitomo Rubber Industries Ltd.	1,200	16,680
Sundrug Co. Ltd.	500	16,001
Suzuken Co. Ltd.	500	26,253
Taisei Corp.	1,400	65,915
Taisho Pharmaceutical Holdings Co. Ltd.	200	20,314
Teijin Ltd.	1,200	20,739
Toho Gas Co. Ltd.	500	21,476
Tohoku Electric Power Co., Inc.	3,000	40,673
Tokyo Electric Power Co. Holdings, Inc.(b)	11,200	68,935
Tokyo Gas Co. Ltd.	2,700	70,997
Toppan Printing Co. Ltd.	1,800	29,500
Tosoh Corp.	1,800	25,565
Toyo Suisan Kaisha Ltd.	600	21,599
Toyoda Gosei Co. Ltd.	500	10,939
Yamada Denki Co. Ltd.	4,600	22,653
Yamaguchi Financial Group, Inc.	1,500	15,248
Yamazaki Baking Co. Ltd.	900	17,678
Yokogawa Electric Corp.	1,700	31,659

		2,640,735

Luxembourg — 0.1%
RTL Group SA	274	14,987

Netherlands — 3.0%
Aegon NV	12,609	64,958
Koninklijke Ahold Delhaize NV	3,591	94,609
Koninklijke Vopak NV	498	25,308
NN Group NV	2,156	91,042
Randstad NV	843	40,637

		316,554

Security	Shares	Value

New Zealand — 0.3%
Spark New Zealand Ltd.	12,992	$36,522

Norway — 0.4%
Orkla ASA	5,770	46,635

Singapore — 0.9%
ComfortDelGro Corp. Ltd.	15,300	26,549
Singapore Airlines Ltd.	3,800	27,299
UOL Group Ltd.	3,485	17,246
Venture Corp. Ltd.	1,900	23,079

		94,173

Spain — 4.6%
Amadeus IT Group SA	3,089	224,627
Mapfre SA	8,369	23,286
Red Electrica Corp. SA	2,710	62,453
Repsol SA	10,310	180,972

		491,338

Sweden — 1.4%
Boliden AB	1,936	48,454
ICA Gruppen AB	570	20,048
Industrivarden AB, Class C	1,182	24,368
Kinnevik AB, Class B	1,712	41,831
L E Lundbergforetagen AB, B Shares	538	16,612

		151,313

Switzerland — 7.3%
Adecco SA, Registered Shares	1,120	56,124
Baloise Holding AG, Registered Shares	345	53,433
Barry Callebaut AG, Registered Shares	15	25,519
Coca-Cola HBC AG(b)	1,303	43,793
Kuehne + Nagel International AG, Registered Shares	382	51,658
Pargesa Holding SA, Bearer Shares	273	21,550
Partners Group Holding AG	123	84,600
Roche Holding AG	641	170,529
SGS SA, Registered Shares	38	91,733
Sonova Holding AG, Registered Shares	393	73,757
Swiss Life Holding AG, Registered Shares(b)	242	99,837

		772,533

United Kingdom — 15.0%
3i Group PLC	6,887	76,864
Admiral Group PLC	1,426	38,776
Anglo American PLC	7,458	190,595
Babcock International Group PLC	1,789	12,460
Barratt Developments PLC	7,176	50,757
Berkeley Group Holdings PLC	885	43,574
British Land Co. PLC	6,578	49,553
Burberry Group PLC	2,931	69,286
Carnival PLC	1,228	69,479
Direct Line Insurance Group PLC	9,733	43,020
easyJet PLC	1,125	18,640
Fiat Chrysler Automobiles NV(b)	6,935	118,671
Hargreaves Lansdown PLC	2,015	43,270
International Consolidated Airlines Group SA	4,612	38,918
Investec PLC	4,817	30,963
J. Sainsbury PLC	12,461	46,660
Johnson Matthey PLC	1,370	54,731
Kingfisher PLC	15,087	44,074
Marks & Spencer Group PLC	11,501	43,515
Meggitt PLC	5,497	37,230
Mondi PLC	2,600	62,876
Pearson PLC	5,529	65,734
Persimmon PLC	2,206	68,817
Royal Mail PLC	6,371	22,448
Smith & Nephew PLC	6,196	116,725

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

United Kingdom (continued)
Smiths Group PLC	1,685	$31,997
Taylor Wimpey PLC	23,194	50,290
WM Morrison Supermarkets PLC	15,918	48,950

		1,588,873

Total Common Stocks — 98.3% (Cost — $9,857,686)		10,448,835

Preferred Stocks — 0.9%

Germany — 0.9%
Fuchs Petrolub SE, Preference Shares, 0.00%	492	23,080
Porsche Automobil Holding SE, Preference Shares, 0.00%	1,084	70,489

Total Preferred Stocks — 0.9% (Cost — $110,051)		93,569

Total Long-Term Investments — 99.2% (Cost — $9,967,737)		10,542,404

Security	Shares	Value

Short-Term Securities — 0.1%
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.34%(d)(e)	8,368	$8,368

Total Short-Term Securities — 0.1% (Cost — $8,368)		8,368

Total Investments — 99.3% (Cost — $9,976,105)		10,550,772

Other Assets Less Liabilities — 0.7%		71,507

Net Assets — 100.0%		$10,622,279

(a)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Annualized 7-day yield as of period end.

(e)

During the period ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	21,041	(21,041)	—	$—	$25	(b)	$6	$(6)
BlackRock Cash Funds: Treasury, SL Agency Shares	3,158	5,210	8,368	8,368	88		—	—

				$8,368	$113		$6	$(6)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts:
Euro Stoxx 50 Index	1	03/15/19	$36	$1,269

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures Contracts
Net unrealized appreciation(a)	$—	$—	$1,269	$—	$—	$—	$1,269

(a)

Includes cumulative appreciation (depreciation) on futures contracts if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Multifactor Intl Index Fund

For the period ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contract	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures Contracts	$—	$—	$(5,512)	$—	$—	$—	$(5,512)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$1269	$—	$—	$—	$1,269

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$36,127

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Australia	$—	$1,161,559	$—	$1,161,559
Austria	—	30,307	—	30,307
Belgium	—	197,109	—	197,109
Canada	809,396	—	—	809,396
China	—	17,663	—	17,663
Denmark	—	64,850	—	64,850
Finland	—	68,184	—	68,184
France	—	903,047	—	903,047
Germany	—	304,253	—	304,253
Hong Kong	—	498,277	—	498,277
Ireland	42,203	—	—	42,203
Israel	—	150,641	—	150,641
Italy	—	47,683	—	47,683
Japan	—	2,640,735	—	2,640,735
Luxembourg	—	14,987	—	14,987
Netherlands	—	316,554	—	316,554
New Zealand	—	36,522	—	36,522
Norway	—	46,635	—	46,635
Singapore	—	94,173	—	94,173
Spain	—	491,338	—	491,338
Sweden	—	151,313	—	151,313
Switzerland	—	772,533	—	772,533
United Kingdom	—	1,588,873	—	1,588,873
Preferred Stocks	—	93,569	—	93,569
Short-Term Securities	8,368	—	—	8,368

Total	$859,967	$9,690,805	$—	$10,550,772

Derivative Financial Instruments(a)
Assets:
Equity contracts	$1,269	$—	$—	$1,269

(a)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) January 31, 2019	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.9%

Aerospace & Defense — 0.9%
Huntington Ingalls Industries, Inc.	225	$46,451
Textron, Inc.	1,292	68,773

		115,224

Air Freight & Logistics — 0.5%
Expeditors International of Washington, Inc.	905	62,717

Airlines — 1.0%
Delta Air Lines, Inc.	901	44,537
Southwest Airlines Co.	745	42,286
United Continental Holdings, Inc.(a)	352	30,719

		117,542

Auto Components — 1.3%
Autoliv, Inc.	455	36,332
BorgWarner, Inc.	1,085	44,377
Goodyear Tire & Rubber Co.	1,211	25,661
Lear Corp.	341	52,490

		158,860

Banks — 1.0%
East West Bancorp, Inc.	751	37,790
Regions Financial Corp.	5,747	87,182

		124,972

Biotechnology — 0.2%
United Therapeutics Corp.(a)(b)	224	25,834

Building Products — 0.2%
Owens Corning	565	29,600

Capital Markets — 2.2%
Eaton Vance Corp.	600	23,112
Franklin Resources, Inc.	1,648	48,797
Raymond James Financial, Inc.	675	54,338
SEI Investments Co.	691	32,850
T. Rowe Price Group, Inc.	1,265	118,227

		277,324

Chemicals — 2.7%
Celanese Corp.	702	67,224
Eastman Chemical Co.	736	59,336
LyondellBasell Industries NV, Class A	1,721	149,675
Mosaic Co.	1,905	61,494

		337,729

Commercial Services & Supplies — 0.2%
Rollins, Inc.	756	28,154

Communications Equipment — 1.6%
F5 Networks, Inc.(a)	316	50,860
Juniper Networks, Inc.	1,795	46,563
Motorola Solutions, Inc.	844	98,672

		196,095

Construction & Engineering — 0.6%
Fluor Corp.	716	26,184
Jacobs Engineering Group, Inc.	665	43,092

		69,276

Consumer Finance — 0.5%
Ally Financial, Inc.	2,204	57,436

Containers & Packaging — 0.8%
Avery Dennison Corp.	455	47,525
Packaging Corp. of America	492	46,405

		93,930

Diversified Consumer Services — 0.2%
H&R Block, Inc.	1,056	24,911

Security	Shares	Value

Diversified Financial Services — 0.2%
AXA Equitable Holdings, Inc.	1,282	$23,768

Diversified Telecommunication Services — 2.4%
AT&T, Inc.	9,740	292,784

Electric Utilities — 3.1%
Evergy, Inc.	770	44,137
Exelon Corp.	5,020	239,755
OGE Energy Corp.	1,039	42,547
Pinnacle West Capital Corp.	583	51,374

		377,813

Electrical Equipment — 1.4%
Eaton Corp. PLC	2,253	171,791

Electronic Equipment, Instruments & Components — 2.9%
Arrow Electronics, Inc.(a)	450	34,178
CDW Corp.	787	65,533
Flex Ltd.(a)	2,843	27,350
FLIR Systems, Inc.	713	34,851
TE Connectivity Ltd.	1,812	146,681
Trimble, Inc.(a)(b)	1,301	48,996

		357,589

Entertainment — 0.4%
Viacom, Inc., Class B	1,842	54,192

Equity Real Estate Investment Trusts (REITs) — 4.1%
Camden Property Trust	483	46,827
Host Hotels & Resorts, Inc.	3,859	69,694
Kimco Realty Corp.	2,191	37,269
Liberty Property Trust	759	35,779
National Retail Properties, Inc.	817	43,064
Public Storage	815	173,204
SL Green Realty Corp.	450	41,593
WP Carey, Inc.	837	62,683

		510,113

Food & Staples Retailing — 1.5%
Kroger Co.	4,143	117,371
Walmart, Inc.	664	63,631

		181,002

Food Products — 2.2%
Archer-Daniels-Midland Co.	2,912	130,749
Bunge Ltd.	732	40,311
Ingredion, Inc.	368	36,432
J.M. Smucker Co.	592	62,089

		269,581

Gas Utilities — 0.9%
Atmos Energy Corp.	578	56,430
UGI Corp.	904	51,555

		107,985

Health Care Equipment & Supplies — 2.5%
Align Technology, Inc.(a)	397	98,833
Cooper Cos., Inc.	256	71,363
ResMed, Inc.	742	70,616
Varian Medical Systems, Inc.(a)	476	62,846

		303,658

Health Care Providers & Services — 10.5%
Anthem, Inc.	1,009	305,727
Cigna Corp.(a)	1,957	391,028
HCA Healthcare, Inc.	1,439	200,640
Humana, Inc.	716	221,237
Quest Diagnostics, Inc.	711	62,106
Universal Health Services, Inc., Class B	448	59,373
WellCare Health Plans, Inc.(a)	213	58,890

		1,299,001

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Technology — 0.7%
Cerner Corp.(a)	1,540	$84,561

Hotels, Restaurants & Leisure — 1.1%
Carnival Corp.	1,868	107,559
Royal Caribbean Cruises Ltd.	274	32,894

		140,453

Household Durables — 0.3%
Garmin Ltd.	588	40,678

Insurance — 5.7%
Aflac, Inc.	3,988	190,227
Alleghany Corp.	78	49,262
Athene Holding Ltd., Class A(a)	601	25,783
Fidelity National Financial, Inc.	1,430	51,709
Lincoln National Corp.	1,128	65,977
Loews Corp.	1,397	66,916
Principal Financial Group, Inc.	1,482	74,204
Reinsurance Group of America, Inc.	331	47,813
Torchmark Corp.	556	46,570
Unum Group	1,134	39,418
W.R. Berkley Corp.	501	38,522

		696,401

Interactive Media & Services — 0.7%
IAC/InterActiveCorp(a)	403	85,146

Internet & Direct Marketing Retail — 1.0%
Amazon.com, Inc.(a)	53	91,093
TripAdvisor, Inc.(a)	549	31,501

		122,594

IT Services — 3.1%
Accenture PLC, Class A	67	10,288
Akamai Technologies, Inc.(a)	882	57,418
Broadridge Financial Solutions, Inc.	605	61,002
DXC Technology Co.	1,462	93,744
Jack Henry & Associates, Inc.	401	53,554
Mastercard, Inc., Class A	510	107,676

		383,682

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	1,659	126,167

Machinery — 2.8%
Cummins, Inc.	807	118,718
IDEX Corp.	399	55,006
PACCAR, Inc.	1,824	119,509
Snap-on, Inc.	294	48,801

		342,034

Media — 0.9%
Discovery, Inc., Class A(a)	797	22,619
Discovery, Inc., Class C(a)	1,592	42,427
Interpublic Group of Cos., Inc.	2,001	45,522

		110,568

Metals & Mining — 0.8%
Nucor Corp.	1,646	100,801

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
AGNC Investment Corp.	2,132	38,184

Multi-Utilities — 2.9%
Ameren Corp.	1,268	87,923
Consolidated Edison, Inc.	1,618	125,638
Public Service Enterprise Group, Inc.	2,626	143,248

		356,809

Multiline Retail — 2.6%
Kohl’s Corp.	870	59,760

Security	Shares	Value

Multiline Retail (continued)
Macy’s, Inc.	1,598	$42,027
Nordstrom, Inc.	604	28,032
Target Corp.	2,601	189,873

		319,692

Oil, Gas & Consumable Fuels — 6.8%
Antero Resources Corp.(a)	1,026	10,321
Apache Corp.	1,990	65,312
Cimarex Energy Co.	493	37,143
Continental Resources, Inc.(a)	504	23,270
HollyFrontier Corp.	871	49,072
Marathon Petroleum Corp.	3,592	238,006
Phillips 66	2,293	218,775
Valero Energy Corp.	2,223	195,224

		837,123

Pharmaceuticals — 0.9%
Bristol-Myers Squibb Co.	2,139	105,602

Professional Services — 0.5%
ManpowerGroup, Inc.	330	26,080
Robert Half International, Inc.	636	40,977

		67,057

Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A(a)	1,679	76,815
Jones Lang LaSalle, Inc.	242	34,705

		111,520

Road & Rail — 2.9%
AMERCO	47	17,045
Kansas City Southern	531	56,153
Norfolk Southern Corp.	1,455	244,062
Old Dominion Freight Line, Inc.	319	43,362

		360,622

Semiconductors & Semiconductor Equipment — 3.7%
Intel Corp.	3,374	158,983
Micron Technology, Inc.(a)	6,032	230,543
Skyworks Solutions, Inc.	932	68,073

		457,599

Software — 4.6%
ANSYS, Inc.(a)	439	72,150
Intuit, Inc.	1,267	273,444
Microsoft Corp.	1,398	145,993
Synopsys, Inc.(a)	773	72,159

		563,746

Specialty Retail — 1.3%
Best Buy Co., Inc.	1,309	77,545
Gap, Inc.	1,202	30,579
Tractor Supply Co.	634	54,144

		162,268

Technology Hardware, Storage & Peripherals — 4.0%
Apple, Inc.	1,139	189,575
Hewlett Packard Enterprise Co.	7,708	120,168
NetApp, Inc.	1,349	86,026
Seagate Technology PLC	1,420	62,877
Xerox Corp.	1,195	33,711

		492,357

Textiles, Apparel & Luxury Goods — 1.2%
Capri Holdings Ltd.(a)	770	32,710
Lululemon Athletica, Inc.(a)	516	76,270
Ralph Lauren Corp.	294	34,145

		143,125

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Multifactor USA Index Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Trading Companies & Distributors — 1.0%
United Rentals, Inc.(a)	431	$53,987
W.W. Grainger, Inc.	248	73,257

		127,244

Wireless Telecommunication Services — 0.2%
Sprint Corp.(a)(b)	4,155	25,927

Total Common Stocks — 97.9% (Cost — $10,858,994)		12,070,841

Investment Companies — 1.6%

Equity Fund — 1.6%
iShares Edge MSCI Multifactor USA ETF(e)	6,421	194,620

Total Investment Companies — 1.6% (Cost — $182,396)		194,620

Total Long-Term Investments — 99.5% (Cost — $11,041,390)		12,265,461

Security	Shares	Value

Short-Term Securities — 0.9%
BlackRock Cash Funds: Institutional, SL Agency Shares,
2.65%(c)(d)(e)	64,118	$64,137
BlackRock Cash Funds: Treasury, SL Agency Shares,
2.34%(d)(e)	48,850	48,850

Total Short-Term Securities — 0.9% (Cost — $112,976)		112,987

Total Investments — 100.4% (Cost — $11,154,366)		12,378,448

Liabilities in Excess of Other Assets — (0.4)%		(53,331)

Net Assets — 100.0%		$12,325,117

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.

(e)

During the period ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares Held at 07/31/18	Shares Purchased		Shares Sold		Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Cash Funds: Institutional, SL Agency Shares	50,295	13,823	(b)	—		64,118	$64,137	$142	(c)	$(2)	$5
BlackRock Cash Funds: Treasury, SL Agency Shares	55,790	—		(6,940	)(d)	48,850	48,850	591		—	—
iShares Edge MSCI Multifactor USA ETF	1,546	18,040		(13,165)		6,421	194,620	1,905		(11,948)	11,122

							$307,607	$2,638		$(11,950)	$11,127

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Represents net shares sold.

For Fund compliance purposes, the industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2019, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$2,601	$—	$—	$—	$2,601

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$—	(a)

(a)	Derivative not held at quarter-end. The amount shown in the Statements of Operations reflect the results of activity during the period.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	iShares Edge MSCI Multifactor USA Index Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$12,070,841	$—	$—	$12,070,841
Investment Companies	194,620	—	—	194,620
Short-Term Securities:	112,987	—	—	112,987

	$12,378,448	$—	$—	$12,378,448

(a)	See above Schedule of Investments for values in each sector.

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Statements of Assets and Liabilities  (unaudited)

January 31, 2019

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$143,184,048	$18,377,084	$10,542,404	$12,070,841
Investments at value — affiliated(c)	604,044	362,604	8,368	307,607
Cash	—	14	—	—
Cash pledged for futures contracts	38,311	—	3,432	—
Foreign currency at value(d)	410,644	—	50,994	—
Receivables:
Dividends — unaffiliated	541,336	18,986	22,840	9,978
Variation margin on futures contracts	2,219	—	61	—
Securities lending income — affiliated	657	287	—	35
Capital shares sold	414	509	—	—
Dividends — affiliated	329	191	18	87
Investments sold	229	—	—	—
From the Manager	—	22,821	25,238	23,234
Prepaid expenses	24,176	24,239	23,617	23,616

Total assets	144,806,407	18,806,735	10,676,972	12,435,398

LIABILITIES
Cash collateral on securities loaned at value	409,986	119,608	—	64,103
Payables:
Capital shares redeemed	273,319	298	—	—
Trustees’ and Officer’s fees	3,498	2,960	3,004	2,989
Investment advisory fees	2,024	—	—	—
Other accrued expenses	59,375	60,177	51,689	43,189

Total liabilities	748,202	183,043	54,693	110,281

NET ASSETS	$144,058,205	$18,623,692	$10,622,279	$12,325,117

NET ASSETS CONSIST OF
Paid-in capital	$137,778,571	$17,088,266	$10,250,221	$11,019,355
Accumulated earnings	6,279,634	1,535,426	372,058	1,305,762

NET ASSETS	$144,058,205	$18,623,692	$10,622,279	$12,325,117

NET ASSET VALUE
Institutional:
Net assets	$1,635,383	$6,975,778	$267,979	$915,512

Shares outstanding(e)	159,680	601,039	25,709	80,551

Net asset value	$10.24	$11.61	$10.42	$11.37

Class K:
Net assets	$142,422,822	$11,647,914	$10,354,300	$11,409,605

Shares outstanding(e)	13,903,956	1,003,566	993,236	1,003,623

Net asset value	$10.24	$11.61	$10.42	$11.37

(a) Investments at cost — unaffiliated	$136,511,589	$16,902,509	$9,967,737	$10,858,994
(b) Securities loaned at value	$404,770	$114,654	$—	$63,247
(c) Investments at cost — affiliated	$603,963	$355,146	$8,368	$295,372
(d) Foreign currency at cost	$408,284	$—	$50,706	$—
(e) Unlimited number of shares authorized, $0.001 par value.

See notes to financial statements.

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended January 31, 2019

	iShares Edge MSCI Min Vol EAFE Index Fund	iShares Edge MSCI Min Vol USA Index Fund	iShares Edge MSCI Multifactor Intl Index Fund	iShares Edge MSCI Multifactor USA Index Fund

INVESTMENT INCOME
Dividends — unaffiliated	$1,558,419	$191,238	$114,147	$132,680
Non-cash dividends — unaffiliated	—	—	7,832	—
Dividends — affiliated	1,854	2,982	88	2,496
Securities lending income — affiliated — net	5,031	538	25	142
Foreign taxes withheld	(102,829)	(12)	(6,949)	—

Total investment income	1,462,475	194,746	115,143	135,318

EXPENSES
Investment advisory	58,255	3,272	17,160	13,017
Professional	30,868	25,615	27,255	29,537
Registration	29,949	29,910	29,593	29,593
Custodian	20,729	1,288	6,992	1,196
Printing	6,876	6,377	6,348	6,377
Trustees and Officer	5,244	4,140	4,140	4,140
Accounting services	4,537	4,537	4,537	4,537
Board realignment and consolidation	884	853	802	802
Transfer agent — class specific	562	1,346	234	318
Miscellaneous	12,285	5,406	10,651	5,407

Total expenses	170,189	82,744	107,712	94,924
Less:
Fees waived and/or reimbursed by the Manager	(38,496)	(70,707)	(90,260)	(81,531)
Transfer agent fees waived and/or reimbursed — class specific	(312)	(242)	(127)	(89)

Total expenses after fees waived and/or reimbursed	131,381	11,795	17,325	13,304

Net investment income	1,331,094	182,951	97,818	122,014

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	315,149	51,897	(132,287)	236,040
Investments — affiliated	149	(4,981)	6	(11,950)
Futures contracts	(96,437)	(2,287)	(5,512)	2,601
Foreign currency transactions	(13,718)	—	866	—

	205,143	44,629	(136,927)	226,691

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(6,880,692)	10,790	(1,004,868)	(1,223,726)
Investments — affiliated	(24)	6,975	(6)	11,127
Futures contracts	1,700	—	1,269	—
Foreign currency translations	8,476	—	355	—

	(6,870,540)	17,765	(1,003,250)	(1,212,599)

Net realized and unrealized gain (loss)	(6,665,397)	62,394	(1,140,177)	(985,908)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(5,334,303)	$245,345	$(1,042,359)	$(863,894)

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets

	iShares Edge MSCI Min Vol EAFE Index Fund		iShares Edge MSCI Min Vol USA Index Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,331,094	$4,132,355	$182,951	$231,333
Net realized gain	205,143	1,928,137	44,629	415,828
Net change in unrealized appreciation (depreciation)	(6,870,540)	2,419,958	17,765	716,394

Net increase (decrease) in net assets resulting from operations	(5,334,303)	8,480,450	245,345	1,363,555

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(22,983)	(17,575)	(161,921)	(13,730)
Class K	(3,869,235)	(4,595,224)	(331,474)	(227,773)

Decrease in net assets resulting from distributions to shareholders	(3,892,218)	(4,612,799)	(493,395)	(241,503)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	2,697,925	22,875,934	6,535,628	14,304

NET ASSETS(b)
Total increase (decrease) in net assets	(6,528,596)	26,743,585	6,287,578	1,136,356
Beginning of period	150,586,801	123,843,216	12,336,114	11,199,758

End of period	$144,058,205	$150,586,801	$18,623,692	$12,336,114

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	iShares Edge MSCI Multifactor Intl Index Fund		iShares Edge MSCI Multifactor USA Index Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/2018

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$97,818	$326,911	$122,014	$220,617
Net realized gain (loss)	(136,927)	810,843	226,691	356,125
Net change in unrealized appreciation (depreciation)	(1,003,250)	(197,434)	(1,212,599)	1,148,293

Net increase (decrease) in net assets resulting from operations	(1,042,359)	940,320	(863,894)	1,725,035

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)(c)
Institutional	(16,908)	(14,972)	(41,557)	(15,097)
Class K	(735,114)	(716,734)	(569,659)	(700,718)

Decrease in net assets resulting from distributions to shareholders	(752,022)	(731,706)	(611,216)	(715,815)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(193,303)	422,324	213,157	744,484

NET ASSETS(b)(c)
Total increase (decrease) in net assets	(1,987,684)	630,938	(1,261,953)	1,753,704
Beginning of period	12,609,963	11,979,025	13,587,070	11,833,366

End of period	$10,622,279	$12,609,963	$12,325,117	$13,587,070

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and distributions in excess of net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

(c)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 12 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Financial Highlights

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$10.91		$10.60	$10.12		$10.00

Net investment income(b)	0.08		0.33	0.28		0.00	(c)
Net realized and unrealized gain (loss)	(0.47)		0.33	0.50		0.12

Net increase (decrease) from investment operations	(0.39)		0.66	0.78		0.12

Distributions(d)
From net investment income	(0.13)		(0.32)	(0.30)		—
From net realized gain	(0.15)		(0.03)	(0.00	)(e)	—

Total distributions	(0.28)		(0.35)	(0.30)		—

Net asset value, end of period	$10.24		$10.91	$10.60		$10.12

Total Return(f)
Based on net asset value	(3.50	)%(g)	6.30%	7.90%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.31	%(h)	0.35%	1.35	%(i)(j)	3.97	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.23	%(h)	0.23%	0.22	%(i)	0.23	%(h)

Net investment income	1.54	%(h)	3.02%	2.82	%(i)	0.70	%(h)

Supplemental Data
Net assets, end of period (000)	$1,635		$710	$272		$101

Portfolio turnover rate	13%		25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.35%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.44%.

See notes to financial statements.

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol EAFE Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 7/31/16
			2018	2017

Net asset value, beginning of period	$10.92		$10.59	$10.12		$10.00

Net investment income(b)	0.10		0.32	0.38		0.00	(c)
Net realized and unrealized gain (loss)	(0.50)		0.37	0.39		0.12

Net increase (decrease) from investment operations	(0.40)		0.69	0.77		0.12

Distributions(d)
From net investment income	(0.13)		(0.33)	(0.30)		—
From net realized gain	(0.15)		(0.03)	(0.00	)(e)	—

Total distributions	(0.28)		(0.36)	(0.30)		—

Net asset value, end of period	$10.24		$10.92	$10.59		$10.12

Total Return(f)
Based on net asset value	(3.56	)%(g)	6.53%	7.84%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	0.23	%(h)	0.23%	0.46	%(i)(j)	3.90	%(h)(k)

Total expenses after fees waived and/or reimbursed	0.18	%(h)	0.18%	0.18	%(i)	0.18	%(h)

Net investment income	1.83	%(h)	2.95%	3.76	%(i)	0.75	%(h)

Supplemental Data
Net assets, end of period (000)	$142,423		$149,876	$123,571		$10,020

Portfolio turnover rate	13%		25%	48%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.
(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.46%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.37%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$11.71		$10.65	$10.00		$10.00

Net investment income(b)	0.13		0.21	0.21		0.00	(c)
Net realized and unrealized gain (loss)	0.10		1.07	0.64		(0.00	)(d)

Net increase from investment operations	0.23		1.28	0.85		0.00

Distributions(e)
From net investment income	(0.12)		(0.22)	(0.20)		—
From net realized gain	(0.21)		—	(0.00	)(d)	—

Total distributions	(0.33)		(0.22)	(0.20)		—

Net asset value, end of period	$11.61		$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	2.02	%(g)	12.17%	8.65%		0.00	%(g)

Ratios to Average Net Assets
Total expenses	1.02	%(i)	1.28%	1.99	%(h)	2.81	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.18	%(i)	0.18%	0.17%		0.18	%(i)(j)

Net investment income	2.20	%(i)	1.92%	2.03%		0.85	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$6,976		$679	$650		$128

Portfolio turnover rate	15%		32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.99%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.78%.

See notes to financial statements.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol USA Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 7/31/16
			2018	2017

Net asset value, beginning of period	$11.71		$10.65	$10.00		$10.00

Net investment income(b)	0.13		0.22	0.22		0.00	(c)
Net realized and unrealized gain (loss)	0.10		1.07	0.63		(0.00	)(d)

Net increase from investment operations	0.23		1.29	0.85		0.00

Distributions(e)
From net investment income	(0.12)		(0.23)	(0.20)		—
From net realized gain	(0.21)		—	(0.00	)(d)	—

Total distributions	(0.33)		(0.23)	(0.20)		—

Net asset value, end of period	$11.61		$11.71	$10.65		$10.00

Total Return(f)
Based on net asset value	2.04	%(g)	12.21%	8.70%		0.00	%(g)

Ratios to Average Net Assets
Total expenses	1.01	%(i)	1.16%	2.09	%(h)	2.75	%(i)(j)(k)

Total expenses after fees waived and/or reimbursed	0.13	%(i)	0.13%	0.13%		0.13	%(i)(j)

Net investment income	2.25	%(i)	1.96%	2.17%		0.87	%(i)(j)

Supplemental Data
Net assets, end of period (000)	$11,648		$11,657	$10,550		$9,898

Portfolio turnover rate	15%		32%	25%		1%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Amount is greater than $(0.005) per share.
(e)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.09%.
(i)	Annualized.
(j)	Does not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.02%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.99%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	37

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$12.16		$11.94	$10.25		$10.00

Net investment income(b)	0.10		0.36	0.30		0.01
Net realized and unrealized gain (loss)	(1.10)		0.58	1.66		0.24

Net increase (decrease) from investment operations	(1.00)		0.94	1.96		0.25

Distributions(c)
From net investment income	(0.07)		(0.57)	(0.26)		—
From net realized gain	(0.67)		(0.15)	(0.01)		—

Total distributions	(0.74)		(0.72)	(0.27)		—

Net asset value, end of period	$10.42		$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	(7.86	)%(e)	7.97%	19.32%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	1.94	%(f)	1.58%	2.34	%(g)	4.20	%(f)(h)

Total expenses after fees waived and/or reimbursed	0.35	%(f)	0.35%	0.39%		0.45	%(f)

Net investment income	1.79	%(f)	2.89%	2.72%		1.39	%(f)

Supplemental Data
Net assets, end of period (000)	$268		$533	$145		$103

Portfolio turnover rate	20%		50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.34%.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.62%.

See notes to financial statements.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor Intl Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$12.16		$11.94	$10.25		$10.00

Net investment income(b)	0.09		0.32	0.27		0.01
Net realized and unrealized gain (loss)	(1.09)		0.62	1.69		0.24

Net increase (decrease) from investment operations	(1.00)		0.94	1.96		0.25

Distributions(c)
From net investment income	(0.07)		(0.57)	(0.26)		—
From net realized gain	(0.67)		(0.15)	(0.01)		—

Total distributions	(0.74)		(0.72)	(0.27)		—

Net asset value, end of period	$10.42		$12.16	$11.94		$10.25

Total Return(d)
Based on net asset value	(7.83	)%(e)	8.01%	19.37%		2.50	%(e)

Ratios to Average Net Assets
Total expenses	1.88	%(f)	1.50%	2.39	%(g)	4.13	%(f)(h)

Total expenses after fees waived and/or reimbursed	0.30	%(f)	0.30%	0.36%		0.40	%(f)

Net investment income	1.71	%(f)	2.58%	2.52%		1.44	%(f)

Supplemental Data
Net assets, end of period (000)	$10,354		$12,077	$11,834		$10,152

Portfolio turnover rate	20%		50%	44%		—%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.39%.
(h)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 13.55%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	39

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$12.75		$11.76	$10.12		$10.00

Net investment income(b)	0.11		0.18	0.21		0.00	(c)
Net realized and unrealized gain (loss)	(0.92)		1.51	1.63		0.12

Net increase (decrease) from investment operations	(0.81)		1.69	1.84		0.12

Distributions(d)
From net investment income	(0.24)		(0.23)	(0.20)		—
From net realized gain	(0.33)		(0.47)	(0.00	)(e)	—

Total distributions	(0.57)		(0.70)	(0.20)		—

Net asset value, end of period	$11.37		$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	(6.13	)%(g)	14.67%	18.35%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.52	%(h)(i)	1.42%	2.21	%(j)	2.54	%(h)(i)(k)

Total expenses after fees waived and/or reimbursed	0.25	%(h)(i)	0.25%	0.30%		0.35	%(h)(i)

Net investment income	1.82	%(h)(i)	1.48%	1.89%		0.29	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$916		$906	$194		$101

Portfolio turnover rate	26%		52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,		Period from 07/13/16 (a) to 07/31/16
		2018	2017
Investments in underlying funds	0.01%	—%	—%	0.02%

(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.21%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.73%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	iShares Edge MSCI Multifactor USA Index Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,			Period from 07/13/16 (a) to 07/31/16
			2018	2017

Net asset value, beginning of period	$12.75		$11.76	$10.12		$10.00

Net investment income(b)	0.11		0.22	0.21		0.00	(c)
Net realized and unrealized gain (loss)	(0.92)		1.47	1.63		0.12

Net increase (decrease) from investment operations	(0.81)		1.69	1.84		0.12

Distributions(d)
From net investment income	(0.24)		(0.23)	(0.20)		—
From net realized gain	(0.33)		(0.47)	(0.00	)(e)	—

Total distributions	(0.57)		(0.70)	(0.20)		—

Net asset value, end of period	$11.37		$12.75	$11.76		$10.12

Total Return(f)
Based on net asset value	(6.11	)%(g)	14.71%	18.40%		1.20	%(g)

Ratios to Average Net Assets
Total expenses	1.45	%(h)(i)	1.35%	2.17	%(j)	2.47	%(h)(i)(k)

Total expenses after fees waived and/or reimbursed	0.20	%(h)(i)	0.20%	0.26%		0.30	%(h)(i)

Net investment income	1.88	%(h)(i)	1.75%	1.98%		0.34	%(h)(i)

Supplemental Data
Net assets, end of period (000)	$11,410		$12,681	$11,639		$10,015

Portfolio turnover rate	26%		52%	43%		—	%(l)

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds is as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,		Period from 07/13/16 (a) to 07/31/16
		2018	2017
Investments in underlying funds	0.01%	—%	—%	0.02%

(j)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 2.17%.
(k)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 11.67%.
(l)	Amount is less than 0.50%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
iShares Edge MSCI Min Vol EAFE Index Fund	Min Vol EAFE	Diversified
iShares Edge MSCI Min Vol USA Index Fund	Min Vol USA	Diversified
iShares Edge MSCI Multifactor Intl Index Fund	MF International	Non-diversified
iShares Edge MSCI Multifactor USA Index Fund	MF USA	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of equity, multi-asset, index and money market funds referred to as the Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

42	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (unaudited) (continued)

to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Institutional Trust Company, N.A. (“BTC”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Min Vol EAFE

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Morgan Stanley & Co. LLC	$404,770	$(404,770)	$—

Min Vol USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Citigroup Global Markets, Inc	$31,388	$(31,388)	$—
JP Morgan Securities LLC	51,755	(51,755)	—
Morgan Stanley & Co. LLC	31,511	(31,511)	—

	$114,654	$(114,654)	$—

MF USA

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount
Goldman Sachs & Co	$25,834	$(25,834)	$—
JP Morgan Securities LLC	11,486	(11,486)	—
Morgan Stanley & Co. LLC	25,927	(25,927)	—

	$63,247	$(63,247)	$—

(a)

Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above. Cash collateral has been received in connection with securities lending agreements as follows:

Min Vol EAFE	Min Vol USA	MF International	MF USA
$409,986	$119,608	$—	$64,103

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

44	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
Min Vol EAFE	0.08%
Min Vol USA	0.04
MF International	0.30
MF USA	0.20

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock Fund Advisors (“BFA”), an affiliate of the Manager. The Manager pays BFA, for services it provides for that portion of each Fund for which BFA acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

For the six months ended January 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$367	$195	$562
Min Vol USA	1,306	40	1,346
MF International	203	31	234
MF USA	296	22	318

NOTES TO FINANCIAL STATEMENTS	45

Notes to Financial Statements  (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Class K	Total
Min Vol EAFE	$6	$167	$173
Min Vol USA	40	12	52
MF International	43	11	54
MF USA	12	6	18

Expense Limitations, Waivers, Reimbursements, and Recoupments: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived were as follows:

Amount Waived
Min Vol EAFE	$61
Min Vol USA	49
MF International	3
MF USA	19

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived in investment advisory fees pursuant to these arrangements were as follows:

Amount Waived
Min Vol EAFE	$—
Min Vol USA	20
MF International	—
MF USA	114

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Class K
Min Vol EAFE	0.23%	0.18%
Min Vol USA	0.18	0.13
MF International	0.35	0.30
MF USA	0.25	0.20

The Manager has agreed not to reduce or discontinue this contractual expense limitation through November 30, 2019, unless approved by the Board, including a majority of Independent Trustees or by a vote of a majority of the outstanding voting securities of a Fund.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager and transfer agent fees waived and/or reimbursed — class specific, respectively, in the Statements of Operations. For the six months ended January 31, 2019, the amounts included in fees waived and/or reimbursed by the Manager were as follows:

Fees Waived and/or Reimbursed by the Manager
Min Vol EAFE	$37,551
Min Vol USA	69,785
MF International	89,455
MF USA	80,596

For the six months ended January 31, 2019, transfer agent fees — class specific expense waivers and/or reimbursements are as follows:

Transfer Agent Fees Waived and/or Reimbursed	Institutional	Class K	Total
Min Vol EAFE	$118	$194	$312
Min Vol USA	203	39	242
MF International	96	31	127
MF USA	67	22	89

46	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Funds have incurred expenses in connection with the realignment and consolidation of the boards of trustees of certain BlackRock-advised funds. The Manager has voluntarily agreed to reimburse certain Funds for all or a portion of such expenses, which amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amount reimbursed for the Funds were as follows:

Amounts Reimbursed
Min Vol EAFE	$884
Min Vol USA	853
MF International	802
MF USA	802

With respect to the contractual expense limitation, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) each Fund, has more than $50 million in assets for the fiscal year; and

(2) the Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On January 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring January 31,
	2019	2020	2021
Min Vol EAFE
Fund Level	$180,765	$62,717	$37,551
Institutional	21	396	118
Class K	549	549	194
Min Vol USA
Fund Level	196,454	120,660	69,785
Institutional	49	560	203
Class K	549	30	39
MF International
Fund Level	218,142	150,919	89,455
Institutional	15	222	96
Class K	549	27	31
MF USA
Fund Level	207,947	144,337	80,596
Institutional	30	90	67
Class K	549	33	22

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BTC, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. The Funds are responsible for fees in connection with the investment of cash collateral received for securities on loan (the “collateral investment fees”). The cash collateral is invested in a money market fund managed by the Manager or its affiliates. However, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees the Funds bear to an annual rate of 0.04%. The shares of such money market fund will not be subject to a sales load, distribution fee or service fee. The money market fund in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value redeemed or temporarily restrict redemptions for up to 10 business days during a 90 day period, in the event that the money market fund’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. Each Fund retains a portion of securities lending income and remits a remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, each of Min Vol USA and MF USA retains 73.5% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. Pursuant to the current securities lending agreement, each of Min Vol EAFE and MF International retains 82% of securities lending income (which excludes collateral investment fees), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol USA and MF USA, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements  (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each of Min Vol EAFE and MF International, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2019, each Fund paid BTC the following amounts for securities lending agent services:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
BTC	$933	$189	$5	$45

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the six months ended January 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Funds are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments, excluding short-term securities, were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Purchases	$19,481,731	$8,774,735	$2,330,952	$3,398,472
Sales	18,765,618	2,348,937	3,217,514	3,482,777

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the period ended July 31, 2016 and two years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Min Vol EAFE	Min Vol USA	MF International	MF USA
Tax cost	$137,597,912	$17,269,401	$10,072,027	$11,163,310

Gross unrealized appreciation	$12,614,591	$1,880,015	$1,153,153	$1,755,643
Gross unrealized depreciation	(6,414,357)	(409,728)	(673,139)	(540,505)

Net unrealized appreciation (depreciation)	$6,200,234	$1,470,287	$480,014	$1,215,138

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding,

48	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

The United Kingdom is scheduled to withdraw from the European Union in March 2019, which may introduce significant new uncertainties and instability in the financial markets across Europe.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements  (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
Min Vol EAFE	Shares	Amount	Shares	Amount
Institutional
Shares sold	102,898	$1,031,662	41,626	$451,065
Shares issued in reinvestment of distributions	2,025	20,189	1,303	14,075
Shares redeemed	(10,328)	(106,440)	(3,542)	(38,524)

Net increase	94,595	$945,411	39,387	$426,616

Class K
Shares sold	666,941	$6,917,406	2,390,610	$25,990,382
Shares issued in reinvestment of distributions	360,295	3,590,209	393,068	4,244,956
Shares redeemed	(853,907)	(8,755,101)	(716,325)	(7,786,020)

Net increase	173,329	$1,752,514	2,067,353	$22,449,318

Total Net Increase	267,924	$2,697,925	2,106,740	$22,875,934

Min Vol USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	585,639	$6,914,290	21,422	$237,943
Shares issued in reinvestment of distributions	13,907	158,626	1,029	11,497
Shares redeemed	(56,494)	(632,820)	(25,504)	(282,438)

Net increase (decrease)	543,052	$6,440,096	(3,053)	$(32,998)

Class K
Shares sold	11,293	$134,781	14,941	$161,592
Shares issued in reinvestment of distributions	295	3,362	197	2,189
Shares redeemed	(3,674)	(42,611)	(10,205)	(116,479)

Net increase	7,914	$95,532	4,933	$47,302

Total Net Increase	550,966	$6,535,628	1,880	$14,304

MF International	Shares	Amount	Shares	Amount
Institutional
Shares sold	6,098	$64,847	32,428	$405,759
Shares issued in reinvestment of distributions	954	9,545	648	7,795
Shares redeemed	(25,174)	(270,298)	(1,398)	(17,456)

Net increase (decrease)	(18,122)	$(195,906)	31,678	$396,098

Class K
Shares sold	44	$491	11,747	$148,208
Shares issued in reinvestment of distributions	227	2,232	105	1,266
Shares redeemed	(4)	(120)	(10,236)	(123,248)

Net increase	267	$2,603	1,616	$26,226

Total Net Increase (Decrease)	(17,855)	$(193,303)	33,294	$422,324

MF USA	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,452	$125,816	56,317	$708,681
Shares issued in reinvestment of distributions	3,286	35,883	652	8,083
Shares redeemed	(4,245)	(49,043)	(2,435)	(30,816)

Net increase	9,493	$112,656	54,534	$685,948

Class K
Shares sold	8,598	$97,199	4,676	$57,977
Shares issued in reinvestment of distributions	443	4,817	140	1,730
Shares redeemed	(139)	(1,515)	(95)	(1,171)

Net increase	8,902	$100,501	4,721	$58,536

Total Net Increase	18,395	$213,157	59,255	$744,484

50	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

As of January 31, 2019, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

	Institutional	Class K
Min Vol EAFE	10,000	990,000
Min Vol USA	10,000	990,000
MF International	10,000	990,000
MF USA	10,000	990,000

12.	REGULATION S-X AMENDMENTS

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to Financial Statements.

Prior year distribution information and undistributed (distributions in excess of) net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018, were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Min Vol EAFE	Institutional	$16,668	$907
	Class K	4,266,356	328,868
Min Vol USA	Institutional	13,730	—
	Class K	227,773	—
MF International	Institutional	12,972	2,000
	Class K	569,031	147,703
MF USA	Institutional	6,853	8,244
	Class K	232,148	468,570

Undistributed (distributions in excess of) net investment income as of July 31, 2018, were as follows:

Undistributed (Distributions in Excess of) Net Investment Income
Min Vol EAFE	$47,107
Min Vol USA	15,403
MF International	(84,360)
MF USA	7,549

13.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	51

Trustee and Officer Information

Mark Stalnecker, Chair of the Board, Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Thomas Callahan, Vice President

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include ten former Trustees and five individuals who served as directors/trustees of the funds in the BlackRock Equity-Bond Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock Fund Advisors

San Francisco, CA 94105

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

52	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Trust. The newly elected Trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock FundsSM with voting results as follows:

	Votes For	Votes Withheld
Bruce R. Bond	1,194,453,855	13,902,348
Susan J. Carter	1,196,552,121	11,804,082
Collette Chilton	1,196,528,363	11,827,840
Neil A. Cotty	1,196,166,120	12,190,083
Robert Fairbairn	1,193,957,290	14,398,913
Lena G. Goldberg	1,196,028,565	12,327,638
Robert M. Hernandez	1,194,378,100	13,978,103
Henry R. Keizer	1,195,228,758	13,127,445
Cynthia A. Montgomery	1,196,372,720	11,983,483
Donald C. Opatrny	1,195,869,848	12,486,356
John M. Perlowski	1,193,999,184	14,357,019
Joseph P. Platt	1,195,764,828	12,591,375
Mark Stalnecker	1,195,994,960	12,361,243
Kenneth L. Urish	1,195,716,210	12,639,993
Claire A. Walton	1,196,904,200	11,452,003

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 537-4942; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 537-4942 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

ADDITIONAL INFORMATION	53

Additional Information  (continued)

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

ETF	Exchange-Traded Fund

FTSE	Financial Times Stock Exchange

MSCI	Morgan Stanley Capital International

REIT	Real Estate Investment Trust

S&P	S&P Global Ratings

54	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

MFMV-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

  BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date:	April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date:	April 5, 2019

3